UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York	10019-6028
(Address of principal executive offices)	(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2011

Item 1.  Reports to Stockholders.

PACE Select

Semiannual Report

PACE® Select Advisors Trust

Semiannual Report

January 31, 2011

PACE® Select Advisors Trust

Table of contents

Introduction	2

Portfolio Advisor's and Sub-Advisors' commentaries and schedules of investments

PACE® Money Market Investments	5

PACE® Government Securities Fixed Income Investments	12

PACE® Intermediate Fixed Income Investments	24

PACE® Strategic Fixed Income Investments	36

PACE® Municipal Fixed Income Investments	56

PACE® International Fixed Income Investments (formerly UBS PACE® Global Fixed Income Investments)	68

PACE® High Yield Investments	79

PACE® Large Co Value Equity Investments	93

PACE® Large Co Growth Equity Investments	101

PACE® Small/Medium Co Value Equity Investments	111

PACE® Small/Medium Co Growth Equity Investments	120

PACE® International Equity Investments	130

PACE® International Emerging Markets Equity Investments	144

PACE® Global Real Estate Securities Investments	156

PACE® Alternative Strategies Investments	164

Understanding your Portfolio's expenses	211

Statement of assets and liabilities	218

Statement of operations	226

Statement of changes in net assets	230

Financial highlights	237

Notes to financial statements	290

General information	327

Board approvals of sub-advisory agreements	328

PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (PACE Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Global Asset Management (Americas) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/globalam-us.

Derivatives vary in complexity, involve risks which are different from, and may be greater than, the risks associated with investing in securities or other instruments. Please see the funds' prospectuses for more complete discussion of the risks associated with investing in derivatives.

PACE Select Advisors Trust

Introduction

March 17, 2011

Dear PACE Shareholder,

We provide you with the semiannual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and sub-advisors regarding the events that affected Portfolio performance during the six months ended January 31, 2011. Please note that the opinions of the sub-advisors do not necessarily represent those of UBS Global Asset Management (Americas) Inc.

Continued Economic Growth

The overall US economy expanded during the six months ended January 31, 2011. The US economy has now grown for six consecutive quarters, spurred, in part, by the government's stimulus programs and the Federal Reserve Board's (the "Fed's") accommodative monetary policy. However, there continued to be several areas of weakness, most notably elevated unemployment levels, which held back a more robust expansion.

Economic growth outside the US was largely positive as well during the reporting period. However, there was a significant disparity between growth rates in international developed market countries and emerging market countries. The European sovereign debt crisis, which began in Greece and later impacted Ireland, served to temper growth in a number of developed countries in the Eurozone. In contrast, developing countries, such as China and India, continued to see their economies expand at a rapid pace.

The global equity markets end the period with a sharp rally

After a weak first half of 2010, the global stock market generated outstanding results during the reporting period. In the US, the S&P 500 Index1 (the "Index") declined nearly 7% during the first half of 2010. However, the market then rebounded and the Index posted positive returns in five of the six months covered by this report. All told, the Index gained 17.93% during the six months ended January 31, 2011. The market's turnaround was due to several factors, including better than expected corporate profits, a second round of quantitative easing by the Fed and an extension of the Bush-era tax cuts.

International developed equities, as measured by the MSCI EAFE Index (net),2 also posted strong returns during the reporting period, gaining 16.10%. While international developed equities lost ground in August and November given concerns regarding the European debt crisis, this was more than offset by their gains during the other four months covered by this report. Emerging markets equities (as measured by the MSCI Emerging Markets Index3) generated solid, but somewhat more modest results, gaining 13.88% over the same period. Robust economic growth, overall strong demand and rising commodity prices supported emerging markets equity prices. However, a portion of these gains were given back in November 2010 and January 2011, as geopolitical risks increased.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The index is constructed and managed with a view of being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin. The index is constructed and managed with a view of being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

Risk is rewarded in the fixed income markets

While there were periods of volatility, the spread sectors (non-Treasuries) in general produced positive results during the reporting period. This was driven by signs that the economy appeared to be gaining enough momentum to avoid a double-dip recession. In addition, investor demand for the spread sectors was generally robust as investors looked to generate incremental yield in the low interest rate environment. Also supporting the spread sectors were overall strong corporate profits and indications from the Fed that it was prepared to take further actions to bolster the economy. After declining during the first half of the reporting period, long-term Treasury yields then moved sharply higher from November 2010 through January. This was triggered by optimism for a strengthening economy in 2011 and expectations for higher inflation in the future. During the six months ended January 31, 2011, the overall US bond market (as measured by the Barclays Capital US Aggregate Index4) returned 0.20%.

Despite giving back a portion of their gains in November, high yield bonds generated strong returns, as the BofA Merrill Lynch US High Yield Cash Pay Constrained Index5 returned 8.39%. Emerging market debt produced more subdued returns, as the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)6 rose 1.57%. After a strong start, emerging markets debt prices weakened in the second half of the period as inflationary concerns increased and political uprisings in Tunisia and Egypt dampened investor demand for the asset class.

Sincerely,

Mark E. Carver
President, PACE Select Advisors Trust
Managing Director, UBS Global Asset Management (Americas) Inc.

4  The Barclays Capital US Aggregate Index is an unmanaged broad-based index designed to measure the US dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar-denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

This report is intended to assist investors in understanding how the Portfolios performed during the six-month period ended January 31, 2011. The views expressed in the Advisor's and Sub-Advisors' Comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor (with respect to PACE Money Market Investments only) and sub-advisors. Sub-advisors' comments on Portfolios that have more than one sub-advisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of March 17, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and sub-advisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

PACE Select Advisors Trust

PACE Money Market Investments

Performance

For the six months ended January 31, 2011, the Portfolio returned 0.01%, before the deduction of the maximum PACE program fee. (The Portfolio declined 0.99%, after the deduction of the maximum PACE program fee, for the same six-month period.) Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 7. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisor's comments

While the US economy continued to expand, elevated unemployment levels caused the Federal Reserve Board (the "Fed") to maintain the federal funds rate at a historically low range of between 0% and 0.25% during the reporting period. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) As a result, the yields of the securities in which the Portfolio invests remained extremely low, which consequently impacted the Portfolio's yield.

We tactically adjusted the Portfolio's weighted average maturity (or "WAM," which is the average duration of the securities in the portfolio) during the reporting period. At the start of the period, the Portfolio's WAM was 46 days. We then moved to extend it in order to generate incremental yield. Toward the end of the period, however, we reduced the Portfolio's WAM for liquidity purposes, given the re-escalation of the European sovereign debt crisis. As of January 31, 2011, the Portfolio's WAM was 45 days.

At the issuer level, we maintained a greater-than-usual level of diversification over the six-month period, investing in smaller positions with the goal of reducing risk and keeping the Portfolio highly liquid. As the economic environment improved, however, we slightly increased our single issuer exposure, typically purchasing up to 3% in single nongovernment issuers by the end of the reporting period. (The Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

In terms of securities, we slightly increased the Portfolio's exposure to repurchase agreements and short-term corporate obligations over the six-month period. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.) In contrast, we minimally decreased the Portfolio's exposure to commercial paper, certificates of deposit and US government and agency obligations.

PACE Select Advisors Trust – PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

PACE Select Advisors Trust

PACE Money Market Investments

Advisor's comments – concluded

On a final note—in response to revisions to the US Securities and Exchange Commission's ("SEC") rules governing money market funds, beginning on October 7, 2010, the Portfolio began disclosing, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life. Also, beginning January 31, 2011, the Portfolio began including a link on UBS's Web site to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP. This information is available on UBS's Web site at the following Internet address: www.ubs.com/usmoneymarketfundsholdings. This information will be updated monthly.

PACE Select Advisors Trust

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/11	6 months	1 year	5 years	10 years
PACE Money Market Investments before deducting maximum PACE program fee[1]	0.01%	0.01%	2.23%	2.05%
PACE Money Market Investments after deducting maximum PACE program fee[1]	(0.99)%	(1.97)%	0.21%	0.03%
Lipper Money Market Funds median	0.01%	0.01%	2.20%	1.95%

For PACE Money Market Investments, average annual total returns for periods ended December 31, 2010, after deduction of the maximum PACE program fee, were as follows: 1-year period, (1.97)%; 5-year period, 0.27%; 10-year period, 0.07%.

For PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2011 was 0.01% (without maximum PACE program fee and after fee waivers and/or expense reimbursements; the yield was (0.58)% before fee waivers and/or expense reimbursements). With the maximum PACE program fee, the 7-day current yield was (1.99)% after fee waivers and/or expense reimbursements; the yield was (2.58)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  The maximum annual PACE program fee is 2% of the value of PACE assets. Prior to June 14, 2010, the maximum annual PACE program fee was 1.5% of the value of PACE assets; however, the current maximum annual PACE program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns shown above.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No Bank guarantee.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/11
Net assets (mm)	$347.2
Number of holdings	92
Weighted average maturity	45 days
Portfolio composition[1]	01/31/11
Commercial paper	39.8%
US government and agency obligations	25.2
Certificates of deposit	17.3
Repurchase agreements	15.2
Short-term corporate obligations	2.3
Other assets less liabilities	0.2
Total	100.0%
Top 10 holdings[1]	01/31/11
Repurchase agreement with Deutsche Bank Securities, 0.210% due 02/01/11	15.0%
Federal National Mortgage Association, 0.350% due 04/26/11	1.7
American Honda Finance Corp., 0.291% due 02/04/11	1.4
Bank of Montreal, 0.230% due 03/01/11	1.4
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.300% due 04/13/11	1.4
National Bank of Canada, 0.270% due 04/12/11	1.4
Natixis US Finance Co. LLC, 0.250% due 02/01/11	1.4
Societe Generale N.A., Inc., 0.170% due 02/01/11	1.4
Danske Corp., 0.270% due 02/04/11	1.4
Bryant Park Funding LLC, 0.220% due 02/07/11	1.4
Total	27.9%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2011. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount	Value
US government and agency obligations—25.20%
Federal Farm Credit Bank 0.230%, due 11/08/11[1]	$3,000,000	$2,994,634
Federal Home Loan Bank 0.370%, due 02/22/11[1]	2,000,000	1,999,568
0.210%, due 03/14/11	4,000,000	3,999,904
0.300%, due 03/15/11[2]	3,000,000	3,000,000
0.270%, due 03/30/11[2]	4,500,000	4,500,000
0.280%, due 04/12/11[2]	3,500,000	3,500,000
0.440%, due 04/19/11[1]	2,000,000	1,998,118
0.200%, due 05/13/11[1]	5,000,000	4,997,195
0.500%, due 05/17/11[1]	2,000,000	1,997,083
0.580%, due 05/27/11	2,000,000	2,000,000
Federal Home Loan Mortgage Corp.* 0.210%, due 02/14/11[1]	3,000,000	2,999,773
0.230%, due 04/05/11[1]	3,000,000	2,998,793
0.330%, due 05/02/11[1]	4,000,000	3,996,700
0.300%, due 05/16/11[1]	4,000,000	3,996,533
0.230%, due 08/23/11[1]	5,000,000	4,993,515
Federal National Mortgage Association* 0.350%, due 04/26/11[1]	6,000,000	5,995,100
0.410%, due 07/06/11[1]	4,000,000	3,992,939
0.290%, due 08/08/11[1]	2,000,000	1,996,971
0.210%, due 09/01/11[1]	4,000,000	3,995,053
US Treasury Bills 0.125%, due 02/17/11[1]	5,000,000	4,999,722
0.186%, due 02/24/11[1]	2,000,000	1,999,762
0.135%, due 03/24/11[1]	3,000,000	2,999,426
0.190%, due 05/26/11[1]	4,000,000	3,997,593
0.295%, due 07/28/11[1]	2,000,000	1,997,099
US Treasury Notes 4.875%, due 04/30/11	2,500,000	2,527,668
0.875%, due 05/31/11	3,000,000	3,006,890
Total US government and agency obligations (cost—$87,480,039)		87,480,039
Certificates of deposit—17.35%
Banking-non-US—17.35%
Abbey National Treasury Services PLC 0.453%, due 04/18/11[2]	3,500,000	3,500,000
Bank of Montreal 0.230%, due 03/01/11	5,000,000	5,000,000
Bank of Nova Scotia 0.280%, due 02/01/11[2]	1,500,000	1,500,000
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.280%, due 02/03/11	1,000,000	1,000,000
0.280%, due 02/10/11	3,000,000	3,000,000
0.300%, due 04/13/11	5,000,000	5,000,000
BNP Paribas SA 0.453%, due 04/15/11[2]	1,750,000	1,750,000
Credit Agricole CIB 0.290%, due 04/01/11	3,000,000	3,000,000
Lloyds TSB Bank PLC 0.503%, due 04/19/11[2]	3,500,000	3,500,000

	Face amount	Value
Certificates of deposit—(Concluded)
Banking-non-US—(Concluded)
Mizuho Corporate Bank Ltd. 0.270%, due 02/22/11	$3,000,000	$3,000,000
National Australia Bank Ltd. 0.321%, due 02/10/11[2]	500,000	500,000
0.323%, due 04/19/11[2]	750,000	749,889
National Bank of Canada 0.270%, due 04/12/11	5,000,000	5,000,000
Natixis 0.320%, due 02/03/11	3,000,000	3,000,000
Nordea Bank Finland 0.250%, due 02/02/11	3,000,000	3,000,000
0.280%, due 03/17/11	3,000,000	3,000,000
Rabobank Nederland N.V. 0.341%, due 02/18/11[2]	1,000,000	1,000,000
0.270%, due 03/09/11	3,000,000	3,000,000
Royal Bank of Canada 0.350%, due 02/01/11[2]	1,500,000	1,500,000
Royal Bank of Scotland PLC 0.453%, due 04/25/11[2]	3,500,000	3,500,000
Sumitomo Mitsui Banking Corp. 0.300%, due 03/14/11	4,000,000	4,000,000
Westpac Banking Corp. 0.360%, due 02/01/11[2]	1,750,000	1,750,000
Total certificates of deposit (cost—$60,249,889)		60,249,889
Commercial paper[1]—39.77%
Asset backed-banking—1.73%
Atlantis One Funding 0.260%, due 02/03/11	2,000,000	1,999,971
0.270%, due 04/29/11	4,000,000	3,997,390
		5,997,361
Asset backed-miscellaneous—15.55%
Atlantic Asset Securitization LLC 0.280%, due 04/04/11	5,000,000	4,997,589
Bryant Park Funding LLC 0.220%, due 02/07/11	5,000,000	4,999,817
Fairway Finance Co. LLC 0.260%, due 02/08/11	5,000,000	4,999,747
Falcon Asset Securitization Corp. 0.240%, due 02/03/11	4,000,000	3,999,947
0.230%, due 02/16/11	3,000,000	2,999,712
0.230%, due 03/01/11	3,000,000	2,999,463
Liberty Street Funding LLC 0.240%, due 02/01/11	3,000,000	3,000,000
Market Street Funding LLC 0.280%, due 02/22/11	3,000,000	2,999,510
Old Line Funding Corp. 0.270%, due 03/10/11	3,000,000	2,999,167
0.270%, due 03/21/11	3,000,000	2,998,920
Salisbury Receivables Co. LLC 0.240%, due 02/11/11	5,000,000	4,999,667
Sheffield Receivables Corp. 0.270%, due 03/04/11	2,000,000	1,999,535

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount	Value
Commercial paper[1]—(Continued)
Asset backed-miscellaneous—(Concluded)
Thames Asset Global Securitization No. 1 0.240%, due 02/14/11	$5,000,000	$4,999,567
Thunderbay Funding 0.270%, due 02/07/11	5,000,000	4,999,775
		53,992,416
Asset backed-securities—1.73%
Grampian Funding LLC 0.290%, due 03/22/11	3,000,000	2,998,816
0.320%, due 05/03/11	3,000,000	2,997,573
		5,996,389
Banking-non-US—3.02%
ANZ National International Ltd. 0.330%, due 05/09/11	1,000,000	999,111
Commonwealth Bank of Australia 0.341%, due 02/07/11[2,3]	1,000,000	999,930
Credit Suisse First Boston 0.260%, due 02/18/11	3,000,000	2,999,632
Dnb NOR ASA 0.290%, due 04/06/11	3,000,000	2,998,453
Westpac Securities NZ Ltd. 0.350%, due 02/01/11[2,3]	2,500,000	2,500,000
		10,497,126
Banking-US—13.42%
Barclays US Funding Corp. 0.290%, due 02/01/11	3,000,000	3,000,000
0.280%, due 02/07/11	2,000,000	1,999,907
BNP Paribas Finance 0.540%, due 02/04/11	3,000,000	2,999,865
0.330%, due 04/25/11	3,000,000	2,997,718
Danske Corp. 0.270%, due 02/04/11	5,000,000	4,999,887
Deutsche Bank Financial LLC 0.260%, due 02/04/11	3,000,000	2,999,935
0.300%, due 04/18/11	3,000,000	2,998,100
0.340%, due 05/18/11	3,100,000	3,096,897
ING (US) Funding LLC 0.240%, due 02/07/11	5,000,000	4,999,800
0.560%, due 02/11/11	3,000,000	2,999,533
Natixis US Finance Co. LLC 0.250%, due 02/01/11	5,000,000	5,000,000
Societe Generale N.A., Inc. 0.170%, due 02/01/11	5,000,000	5,000,000
0.410%, due 04/07/11	3,500,000	3,497,409
		46,589,051
Finance-captive automotive—2.88%
Toyota Motor Credit Corp. 0.340%, due 02/24/11	2,000,000	1,999,566
0.230%, due 02/28/11	3,000,000	2,999,482
0.320%, due 03/03/11	5,000,000	4,998,667
		9,997,715

	Face amount	Value
Commercial paper[1]—(Concluded)
Insurance-life—1.44%
Axa Financial, Inc. 0.230%, due 02/07/11	$5,000,000	$4,999,808
Total commercial paper (cost—$138,069,866)		138,069,866
Short-term corporate obligations—2.30%
Automotive OEM—1.44%
American Honda Finance Corp. 0.291%, due 02/04/11[2,3]	5,000,000	5,000,134
Supranational—0.86%
European Investment Bank 0.400%, due 03/24/11[1]	3,000,000	2,998,300
Total short-term corporate obligations (cost—$7,998,434)		7,998,434
Repurchase agreements—15.20%
Repurchase agreement dated 01/31/11 with Deutsche Bank Securities, 0.210% due 02/01/11, collateralized by $35,982,000 Federal Home Loan Mortgage Corp. obligations, 3.750% due 06/28/13 and $12,617,000 Federal National Mortgage Association obligations, 5.000% due 05/11/17; (value—$53,040,099); proceeds: $52,000,303	52,000,000	52,000,000
Repurchase agreement dated 01/31/11 with State Street Bank & Trust Co., 0.010% due 02/01/11, collateralized by $770,814 US Treasury Notes, 2.000% due 01/31/16; (value—$771,778); proceeds: $756,000	756,000	756,000
Total repurchase agreements (cost—$52,756,000)		52,756,000
Total investments (cost—$346,554,228 which approximates cost for federal income tax purposes)—99.82%		346,554,228
Other assets in excess of liabilities—0.18%		613,063
Net assets (applicable to 347,168,959 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$347,167,291

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—January 31, 2011 (unaudited)

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase.

2  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2011 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 2.45% of net assets as of January 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

OEM  Original Equipment Manufacturer

  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2011.

  The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the six months ended 01/31/11	Sales during the six months ended 01/31/11	Value at 01/31/11	Net income earned from affiliate for the six months ended 01/31/11
UBS Private Money Market Fund LLC	$—	$2,040,000	$2,040,000	$—	$50

The following is a summary of the fair valuations according to the inputs used as of January 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$87,480,039	$—	$87,480,039
Certificates of deposit	—	60,249,889	—	60,249,889
Commercial paper	—	138,069,866	—	138,069,866
Short-term corporate obligations	—	7,998,434	—	7,998,434
Repurchase agreements	—	52,756,000	—	52,756,000
Total	$—	$346,554,228	$—	$346,554,228

Issuer breakdown by country of origin

Percentage of total investments
United States	75.7%
Japan	7.5
Canada	3.8
United Kingdom	3.0
France	2.2
Australia	1.9
Finland	1.7
Netherlands	1.2
Switzerland	0.9
Norway	0.9
Luxembourg	0.9
New Zealand	0.3
Total	100.0%

Weighted average maturity—45 days

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Performance

For the six months ended January 31, 2011, the Portfolio's Class P shares returned 0.79%, before the deduction of the maximum PACE Select program fee. (Class P shares declined 0.21%, after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays Capital US Mortgage-Backed Securities Index (the "benchmark") returned 0.07%, and the Lipper US Mortgage Funds category posted a median return of 0.66%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 14. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's Comments

The Portfolio outperformed its benchmark during the reporting period, driven significantly by an emphasis on attractively priced high-quality assets. Our exposure to senior non-agency mortgage-backed securities ("MBS") helped performance, as the sector remained resilient amid negative foreclosure headlines, and benefited from limited supply in conjunction with strong investor demand for higher yielding assets. An allocation to commercial mortgage-backed securities ("CMBS") also generated positive results as their spreads—that is, the difference between the yields paid on these securities versus those paid on Treasuries—tightened given their attractive yields and solid investor demand. Additionally, tactical coupon selection—including an underweight to the higher coupon securities that were the most adversely impacted by concerns about a refinancing wave—added to relative returns.

The Portfolio maintained a modest longer-than-benchmark duration position during the reporting period. (Duration measures a portfolio's sensitivity to interest rate changes. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of assets in the portfolio.) Although this positioning contributed to performance relative to the benchmark in the first half of the period as interest rates fell, overall it generated negative performance as yields then rose throughout the remainder of the period. There were no other major detractors from performance.

PACE Select Advisors Trust – PACE Government Securities Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

W. Scott Simon

Objective:

Current income

Investment process:

The Portfolio invests primarily in government fixed income securities which include US bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date; issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. (Duration is a measure of a portfolio's sensitivity to interest rate changes.) The Portfolio may engage in short selling with respect to securities issued by the US Treasury and certain TBA securities coupon trades. PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. PIMCO decides to buy and sell specific bonds based on an analysis of their values relative to other similar securities.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Sub-Advisor's Comments – concluded

Finally, a curve-steepening bias contributed to performance when the yield curve steepened during the reporting period. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. A "steepening yield curve" is one in which long term bond yields increase relative to those of short-term bonds.)

Certain derivative instruments were utilized during the reporting period. Interest rate swaps were used to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. Credit default swaps were used to manage credit exposure in lieu of directly buying or selling securities. Options were primarily utilized to manage interest rate and volatility exposures, but they were also used to generate income in expected interest rate scenarios. Mortgage derivatives were used to manage duration or enhance yield. Government futures were utilized to adjust interest rate exposures and replicate government bond positions. The results of derivatives used during the period were within our expectations.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/11		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	0.59%	5.41%	6.04%	5.29%	5.29%
maximum sales charge	Class B3	0.27%	4.62%	5.25%	4.80%[7]	5.02%[7]
or PACE Select	Class C4	0.41%	4.96%	5.52%	4.76%	5.06%
program fee	Class Y5	0.79%	5.75%	6.34%	N/A	5.61%
	Class P6	0.79%	5.67%	6.32%	5.55%	6.15%
After deducting	Class A2	(3.97)%	0.64%	5.06%	4.80%	4.80%
maximum sales charge	Class B3	(4.51)%	(0.31)%	4.93%	4.80%[7]	5.02%[7]
or PACE Select	Class C4	(0.31)%	4.22%	5.52%	4.76%	5.06%
program fee	Class P6	(0.21)%	3.57%	4.21%	3.46%	4.04%
Barclays Capital US Mortgage-Backed Securities Index[8]		0.07%	4.04%	6.28%	5.73%	6.35%
Lipper US Mortgage Funds median		0.66%	4.89%	5.29%	4.87%	5.39%

Average annual total returns for periods ended December 31, 2010, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 2.12%; 5-year period, 5.07%; since inception, 4.81%; Class B—1-year period, 1.15%; 5-year period, 4.93%; 10-year period, 5.02%; since inception, 5.03%; Class C—1-year period, 5.67%; 5-year period, 5.51%; 10-year period, 4.97%; since inception, 5.07%; Class Y—1-year period, 7.22%; 5-year period, 6.34%; since inception, 5.62%; Class P—1-year period, 5.01%; 5-year period, 4.21%; 10-year period, 3.66%; since inception, 4.05%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.08% and 1.02%; Class B—1.91% and 1.77%; Class C—1.61% and 1.52%; Class Y—0.89% and 0.77%; and Class P—0.88% and 0.77%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 28, 2011 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Pacific Investment Management Company LLC, the Portfolio's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.02%; Class B—1.77%; Class C—1.52%; Class Y—0.77%; and Class P—0.77%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 18, 2000 for Class B shares, December 4, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Barclays Capital US Mortgage-Backed Securities Index is an unmanaged index which primarily covers agency mortgage-backed pass-through securities issued by Ginnie Mae (formally known as Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/11
Weighted average duration	3.2	yrs
Weighted average maturity	3.8	yrs
Average coupon	3.93%
Average quality[1]	AAA
Net assets (mm)	$613.9
Number of holdings	416
Portfolio composition[2]	01/31/11
Bonds	134.2%
Swaps	0.0	[3]
Investments sold short	(24.6)
Cash equivalents and other assets less liabilities	(9.6)
Total	100.0%
Asset allocation[2]	01/31/11
US government agency mortgage pass-through certificates	118.9%
Collateralized mortgage obligations	14.5
Asset-backed securities	0.8
Stripped mortgage-backed securities	0.0	[3]
Swaps	0.0	[3]
Investments sold short	(24.6)
Cash equivalents and other assets less liabilities	(9.6)
Total	100.0%

1  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weightings represent percentages of the Portfolio's net assets as of January 31, 2011. The Portfolio is actively managed and its composition will vary over time.

3  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2011.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount	Value
Government national mortgage association certificates—24.45%
GNMA 3.500%, due 10/15/40[1]	$2,854,193	$2,746,587
3.500%, due 12/15/40[1]	40,926,789	39,383,810
3.500%, due 01/15/41[1]	25,000	24,057
4.500%, due 06/15/39	948,456	987,866
4.500%, due 08/15/39	1,665,000	1,724,817
4.500%, due 09/15/39	2,855,830	2,974,494
4.500%, due 02/15/40	1,629,958	1,688,517
4.500%, due 03/15/40	697,405	722,460
4.500%, due 04/15/40	1,744,596	1,807,274
4.500%, due 05/15/40	9,690,106	10,049,382
4.500%, due 06/15/40	8,275,623	8,572,935
5.500%, due 06/15/37	46,602	50,411
5.500%, due 07/15/37	110,049	119,045
5.500%, due 12/15/37	66,443	71,873
5.500%, due 02/15/38	26,903	29,099
5.500%, due 07/15/38	116,982	126,506
5.500%, due 08/15/38	59,703	64,564
5.500%, due 09/15/38	110,963	119,998
5.500%, due 10/15/38	5,091,119	5,505,625
5.500%, due 11/15/38	309,309	334,492
5.500%, due 12/15/38	880,639	952,340
5.500%, due 01/15/39	852,996	922,444
5.500%, due 03/15/39	833,676	901,552
5.500%, due 04/15/39	32,701	35,364
5.500%, due 05/15/39	819,698	886,436
5.500%, due 09/15/39	3,717,104	4,019,741
5.500%, due 11/15/39	582,126	629,521
5.500%, due 12/15/39	916,562	991,186
5.500%, due 01/15/40	35,038	37,890
5.500%, due 02/15/40	333,150	360,274
5.500%, due 03/15/40	537,115	580,846
5.500%, due 04/15/40	39,435	42,646
5.500%, due 05/15/40	140,699	152,155
5.500%, due 06/15/40	925,894	1,001,278
6.000%, due 10/15/31	4,111	4,536
6.000%, due 03/15/34	3,770	4,188
6.000%, due 08/15/34	6,368	7,074
6.000%, due 07/15/36	143,145	159,658
6.500%, due 02/15/29	2,793	3,163
6.500%, due 11/15/34	18,000	20,351
6.500%, due 01/15/36	47,068	53,218
6.500%, due 03/15/36	2,957	3,337
6.500%, due 09/15/36	1,021,991	1,154,149
6.500%, due 02/15/37	44,221	49,915
6.500%, due 04/15/37	39,024	43,908
6.500%, due 01/15/38	27,022	30,637
6.500%, due 06/15/38	179,603	203,286
6.500%, due 07/15/38	83,429	93,860
6.500%, due 08/15/38	5,038	5,668
6.500%, due 10/15/38	411,202	462,611
6.500%, due 11/15/38	45,314	50,979
6.500%, due 01/15/39	14,903	16,794
7.500%, due 08/15/21	6,205	7,130
7.500%, due 09/15/23	965	1,118

	Face amount	Value
Government national mortgage association certificates—(Continued)
8.000%, due 02/15/23	$1,494	$1,764
8.250%, due 04/15/19	396,503	449,564
10.500%, due 02/15/19	28,544	32,532
10.500%, due 06/15/19	34,787	39,647
10.500%, due 07/15/19	71,182	81,041
10.500%, due 07/15/20	3,504	3,924
10.500%, due 08/15/20	31,296	35,687
10.500%, due 09/15/20	3,420	3,899
11.500%, due 05/15/19	3,207	3,704
GNMA II 9.000%, due 04/20/25	23,215	28,062
9.000%, due 12/20/26	4,230	5,115
9.000%, due 01/20/27	12,767	15,447
9.000%, due 06/20/30	1,561	1,905
9.000%, due 09/20/30	1,301	1,432
9.000%, due 10/20/30	8,472	10,339
9.000%, due 11/20/30	5,859	7,150
GNMA II ARM 2.625%, due 07/20/17	8,424	8,719
2.625%, due 09/20/21	159,632	165,228
2.625%, due 08/20/25	37,064	38,363
2.625%, due 09/20/25	44,911	46,486
2.625%, due 08/20/26	50,751	52,530
2.625%, due 09/20/26	7,440	7,701
2.625%, due 07/20/27	18,910	19,573
2.625%, due 08/20/27	48,797	50,507
2.625%, due 07/20/30	231,444	239,557
2.625%, due 08/20/30	187,516	194,090
3.125%, due 11/20/21	31,405	32,561
3.125%, due 11/20/22	60,689	62,923
3.125%, due 12/20/24	1,067	1,107
3.125%, due 10/20/25	32,271	33,459
3.125%, due 12/20/25	6,467	6,705
3.125%, due 10/20/26	21,986	22,795
3.125%, due 12/20/26	29,506	30,592
3.125%, due 11/20/27	88,530	91,789
3.125%, due 12/20/27	10,195	10,570
3.125%, due 10/20/29	11,843	12,279
3.125%, due 10/20/30	30,512	31,635
3.250%, due 02/20/28	4,191	4,349
3.375%, due 04/20/18	13,378	13,888
3.375%, due 06/20/22	146,372	151,943
3.375%, due 01/20/23	112,319	116,650
3.375%, due 03/20/23	56,033	58,194
3.375%, due 01/20/24	142,638	148,138
3.375%, due 04/20/24	155,930	161,864
3.375%, due 01/20/25	13,162	13,669
3.375%, due 02/20/25	37,259	38,695
3.375%, due 03/20/25	47,505	49,337
3.375%, due 05/20/25	112,194	116,859
3.375%, due 06/20/25	31,991	33,208
3.375%, due 03/20/26	28,922	30,038
3.375%, due 04/20/26	252,178	261,776
3.375%, due 06/20/26	113,495	117,816
3.375%, due 01/20/27	175,194	181,950

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount	Value
Government national mortgage association certificates—(Concluded)
3.375%, due 02/20/27	$19,992	$20,763
3.375%, due 04/20/27	64,624	67,083
3.375%, due 01/20/28	19,728	20,488
3.375%, due 02/20/28	11,556	12,002
3.375%, due 04/20/30	44,567	46,263
3.375%, due 05/20/30	920,488	955,519
3.500%, due 03/20/25	24,193	25,147
4.000%, due 01/20/18	152,330	159,099
4.000%, due 05/20/18	6,807	7,092
4.000%, due 06/20/19	18,885	19,676
4.500%, due 06/20/19	25,444	26,562
GNMA TBA 4.000%, TBA	19,000,000	19,071,250
4.500%, TBA	8,000,000	8,273,752
5.000%, TBA	9,000,000	9,551,250
5.500%, TBA	5,000,000	5,388,280
6.000%, TBA	10,000,000	10,992,190
6.500%, TBA	1,000,000	1,120,938
Total government national mortgage association certificates (cost—$148,371,250)		150,129,174
Federal home loan mortgage corporation certificates*—23.92%
FHLMC 4.000%, due 12/01/40	7,989,267	7,913,654
4.500%, due 08/01/40	13,203,361	13,492,185
4.500%, due 09/01/40	19,721,554	20,152,964
5.000%, due 06/01/34	97,545	102,709
5.000%, due 06/01/38	30,686	32,160
5.000%, due 02/01/39	265,703	278,466
5.000%, due 09/01/39	204,459	214,324
5.000%, due 07/01/40	387,115	405,672
5.000%, due 08/01/40	966,087	1,012,397
5.000%, due 09/01/40	2,829,057	2,964,951
5.000%, due 11/01/40	688,336	721,331
5.500%, due 02/01/33	1,142,102	1,226,472
5.500%, due 12/01/33	424,523	455,884
5.500%, due 12/01/34	443,310	476,335
5.500%, due 06/01/35	4,290,746	4,603,693
5.500%, due 06/01/36	4,459,865	4,785,147
5.500%, due 03/01/37	812,255	868,908
5.500%, due 12/01/38	11,575,415	12,350,941
6.000%, due 07/01/37	322,906	350,836
6.000%, due 11/01/37	19,804,981	21,518,024
7.000%, due 08/01/25	1,276	1,452
7.500%, due 10/01/17	2,067	2,078
8.000%, due 03/01/13	17,078	17,356
9.000%, due 04/01/25	37,786	45,014
9.750%, due 11/01/16	8,963	9,026
11.000%, due 09/01/15	1,002	1,136
11.000%, due 10/01/15	318	348
11.000%, due 12/01/15	4,452	5,015
11.000%, due 04/01/19	4,631	5,458
11.000%, due 06/01/19	407	409

	Face amount	Value
Federal home loan mortgage corporation certificates*—(Concluded)
11.000%, due 08/01/20	$38	$39
11.000%, due 09/01/20	1,799	2,104
11.500%, due 01/01/16	2,456	2,495
11.500%, due 01/01/18	8,312	9,722
11.500%, due 05/01/19	3,280	3,298
11.500%, due 06/01/19	19,178	22,947
FHLMC ARM 2.387%, due 01/01/28	79,227	82,588
2.436%, due 11/01/27	175,322	184,029
2.506%, due 07/01/24	328,112	333,963
2.539%, due 04/01/29	304,858	319,700
2.547%, due 10/01/23	151,323	159,263
2.627%, due 11/01/29	588,379	617,740
2.632%, due 07/01/28	198,850	208,750
2.645%, due 06/01/28	495,381	519,835
2.646%, due 12/01/29	145,355	152,794
2.744%, due 01/01/29	298,387	314,005
2.757%, due 11/01/25	330,969	349,736
2.768%, due 10/01/27	406,467	428,774
2.803%, due 10/01/27	404,655	425,943
2.875%, due 01/01/30	37,335	39,280
5.101%, due 10/01/29	15,998	16,802
FHLMC TBA 4.000%, TBA	9,000,000	8,905,779
4.500%, TBA	9,000,000	9,189,846
5.000%, TBA	17,000,000	17,803,522
5.500%, TBA	12,000,000	12,765,936
Total federal home loan mortgage corporation certificates (cost—$146,762,285)		146,873,235
Federal housing administration certificates—0.19%
FHA GMAC 7.400%, due 02/01/21	480,916	456,870
FHA Reilly 6.896%, due 07/01/20	730,076	730,076
Total federal housing administration certificates (cost—$1,212,833)		1,186,946
Federal national mortgage association certificates*—70.33%
FNMA 3.500%, due 08/01/40[1]	829,917	791,947
3.500%, due 09/01/40[1]	5,947,435	5,674,888
3.500%, due 10/01/40[1]	46,052,564	43,942,163
3.500%, due 11/01/40[1]	25,923,556	24,735,585
3.500%, due 12/01/40[1]	4,558,653	4,349,748
3.500%, due 01/01/41[1]	32,985,373	31,473,788
3.500%, due 02/01/41[1]	2,700,000	2,574,486
4.000%, due 11/01/13	703,018	726,994
4.000%, due 05/01/14	1,943,975	2,003,262
4.000%, due 05/01/18	296,701	309,202
4.000%, due 03/01/19	272,080	283,544

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount	Value
Federal national mortgage association certificates*—(Continued)
4.000%, due 06/01/19	$305,998	$318,891
4.000%, due 04/01/23	18,108	18,685
4.000%, due 03/01/24	3,359,635	3,462,349
4.000%, due 08/01/24	724,567	746,720
4.000%, due 02/01/25	3,534,214	3,642,265
4.000%, due 03/01/25	1,180,251	1,216,335
4.000%, due 05/01/25	1,894,114	1,952,022
4.000%, due 05/01/39	568,992	565,029
4.000%, due 09/01/39	940,893	934,929
4.000%, due 08/01/40	45,500	45,141
4.000%, due 09/01/40	789,094	782,858
4.000%, due 11/01/40	564,105	559,648
4.000%, due 12/01/40	22,062,052	21,887,723
4.000%, due 01/01/41	2,994,983	2,971,317
4.500%, due 02/01/15	197,057	206,530
4.500%, due 03/01/23	99,282	104,574
4.500%, due 04/01/23	352,162	369,967
4.500%, due 05/01/24	2,413,785	2,533,301
4.500%, due 11/01/24	739,972	776,110
4.500%, due 01/01/25	24,533	25,731
4.500%, due 02/01/25	655,453	688,222
4.500%, due 03/01/25	991,770	1,040,206
4.500%, due 04/01/25	6,545,145	6,864,789
4.500%, due 05/01/25	405,380	425,177
4.500%, due 06/01/25	881,611	924,666
4.500%, due 09/01/25	91,030	95,476
4.500%, due 05/01/38	740,653	757,781
4.500%, due 08/01/38	1,222,345	1,250,612
4.500%, due 02/01/39	665,673	681,067
4.500%, due 04/01/39	1,905,960	1,950,036
4.500%, due 07/01/39	24,991	25,686
4.500%, due 09/01/39	162,675	166,996
4.500%, due 02/01/40	1,958,827	2,004,125
4.500%, due 07/01/40	82,068	83,992
4.500%, due 08/01/40	22,796,138	23,323,300
5.000%, due 01/01/12	57,961	61,223
5.000%, due 08/01/12	57,387	60,948
5.000%, due 02/01/13	1,000,000	1,057,963
5.000%, due 04/01/13	63,597	67,228
5.000%, due 11/01/13	884,652	940,201
5.000%, due 01/01/14	88,464	94,316
5.000%, due 06/01/14	142,664	148,406
5.000%, due 08/01/14	485,163	515,149
5.000%, due 09/01/14	669,118	697,100
5.000%, due 11/01/14	31,951	33,356
5.000%, due 04/01/16	1,072,484	1,138,027
5.000%, due 12/01/16	277,493	293,679
5.000%, due 01/01/23	2,136,683	2,270,323
5.000%, due 02/01/23	118,446	125,851
5.000%, due 03/01/23	44,026	46,930
5.000%, due 04/01/23	635,974	675,733
5.000%, due 05/01/23	941,192	1,004,673
5.000%, due 06/01/23	675,851	718,103
5.000%, due 07/01/23	3,208,802	3,409,408
5.000%, due 08/01/23	780,401	831,384

	Face amount	Value
Federal national mortgage association certificates*—(Continued)
5.000%, due 09/01/23	$1,105,394	$1,174,500
5.000%, due 10/01/23	40,983	43,545
5.000%, due 11/01/23	862,162	916,062
5.000%, due 12/01/23	2,493,222	2,649,092
5.000%, due 01/01/24	629,469	668,821
5.000%, due 12/01/33	4,402,561	4,640,771
5.000%, due 06/01/40	900,869	945,390
5.500%, due 05/01/14	38,720	41,811
5.500%, due 12/01/16	66,354	71,735
5.500%, due 01/01/17	146,758	158,659
5.500%, due 06/01/17	91,293	98,423
5.500%, due 09/01/17	58,637	63,465
5.500%, due 11/01/17	100,322	108,583
5.500%, due 01/01/18	691,387	748,751
5.500%, due 02/01/18	206,982	224,026
5.500%, due 07/01/22	580,524	626,934
5.500%, due 02/01/23	70,575	76,217
5.500%, due 01/01/25	2,817,959	3,043,237
5.500%, due 02/01/32	40,127	43,168
5.500%, due 11/01/32	747,085	804,634
5.500%, due 12/01/33	6,881	7,411
5.500%, due 04/01/34	346,337	372,848
5.500%, due 11/01/34	1,320,492	1,420,148
5.500%, due 01/01/35	243,043	261,689
5.500%, due 02/01/35	33,070	35,566
5.500%, due 05/01/37	2,061,429	2,219,579
5.500%, due 07/01/37	3,422,036	3,661,044
5.500%, due 01/01/38	11,912,325	12,744,327
5.500%, due 06/01/39	10,357,648	11,152,274
6.000%, due 11/01/21	686,200	750,019
6.000%, due 06/01/22	135,188	147,507
6.000%, due 01/01/23	1,031,877	1,133,005
6.000%, due 03/01/23	2,373,590	2,594,342
6.000%, due 11/01/26	235,824	256,590
6.000%, due 01/01/32	41,890	46,188
6.000%, due 04/01/32	54,521	60,114
6.000%, due 09/01/32	51,978	57,310
6.000%, due 10/01/32	67,485	74,409
6.000%, due 12/01/32	124,894	137,706
6.000%, due 01/01/33	251,801	277,634
6.000%, due 02/01/33	156,225	172,252
6.000%, due 09/01/34	985,397	1,084,942
6.000%, due 04/01/35	4,732	5,174
6.000%, due 05/01/35	573,923	627,619
6.000%, due 06/01/35	134,785	147,349
6.000%, due 07/01/35	631,310	690,791
6.000%, due 08/01/35	297,659	325,405
6.000%, due 09/01/35	91,155	99,626
6.000%, due 01/01/36	285,233	312,267
6.000%, due 09/01/36	373,121	408,484
6.000%, due 10/01/36	736,124	801,980
6.000%, due 11/01/36	10,842	11,852
6.000%, due 01/01/37	531,871	579,696
6.000%, due 03/01/37	237,652	259,631
6.000%, due 04/01/37	276,626	301,547
6.000%, due 07/01/37	150,518	164,079

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount	Value
Federal national mortgage association certificates*—(Concluded)
6.000%, due 08/01/37	$697,968	$759,103
6.000%, due 09/01/37	2,631,828	2,862,348
6.000%, due 03/01/38	1,000,000	1,087,277
6.000%, due 10/01/38	5,536,465	6,025,218
6.000%, due 01/01/39	3,403,946	3,723,542
6.500%, due 09/01/12	1,592	1,740
6.500%, due 12/01/12	3,960	4,270
6.500%, due 01/01/13	849	928
6.500%, due 02/01/13	6,852	7,488
6.500%, due 03/01/13	9,796	10,703
6.500%, due 04/01/13	843	921
6.500%, due 06/01/13	18,803	20,546
6.500%, due 07/01/13	3,504	3,828
6.500%, due 08/01/13	3,955	4,321
6.500%, due 09/01/13	12,268	13,405
6.500%, due 10/01/13	8,751	9,563
6.500%, due 11/01/13	22,914	25,037
6.500%, due 07/01/19	56,905	62,748
6.500%, due 09/01/36[1]	3,616,620	4,037,537
6.500%, due 10/01/36[1]	1,706,353	1,907,078
6.500%, due 11/01/36[1]	72,612	82,107
6.500%, due 05/01/37[1]	28,009	31,278
6.500%, due 08/01/37[1]	3,187,169	3,603,661
6.500%, due 11/01/37[1]	7,689,620	8,660,663
7.500%, due 11/01/26	26,905	30,685
8.000%, due 11/01/26	41,200	47,432
9.000%, due 10/01/19	22,437	22,658
9.000%, due 02/01/26	30,700	36,041
10.500%, due 09/01/15	7,320	8,215
10.500%, due 08/01/20	1,133	1,218
10.500%, due 04/01/22	704	788
11.000%, due 10/01/15	1,586	1,612
11.000%, due 02/01/16	1,261	1,270
FNMA ARM 1.530%, due 03/01/44	676,120	681,878
1.750%, due 09/01/15	44,325	44,614
1.962%, due 10/01/26	747,148	758,358
2.353%, due 09/01/26	38,437	40,175
2.363%, due 02/01/26	52,043	54,005
2.604%, due 02/01/30	67,980	71,259
2.630%, due 02/01/29	7,903	8,291
2.645%, due 07/01/30	26,543	27,669
2.782%, due 12/01/27	44,952	47,205
3.407%, due 05/01/30	120,973	126,764
4.046%, due 03/01/25	236,051	247,524
FNMA TBA 3.500%, TBA	17,000,000	17,095,625
4.000%, TBA	10,000,000	10,218,436
4.500%, TBA	27,000,000	27,628,913
5.000%, TBA	22,000,000	23,072,500
5.500%, TBA	26,500,000	28,321,875
6.000%, TBA	14,000,000	15,209,684
Total federal national mortgage association certificates (cost—$429,533,912)		431,758,096

	Face amount	Value
Collateralized mortgage obligations—14.53%
ARM Trust, Series 2005-8, Class 3A21 5.302%, due 11/25/35	$2,473,353	$2,033,717
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A1 5.250%, due 10/25/33[2]	2,767,904	2,746,999
Series 2004-AC3, Class A2 5.500%, due 06/25/34[2]	2,853,820	2,843,341
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-BBA7, Class A2 0.421%, due 03/15/19[3,4]	3,500,000	3,405,271
Chevy Chase Funding LLC, Series 2004-1, Class A1 0.540%, due 01/25/35[3,4]	263,882	211,802
Chevy Chase Mortgage Funding Corp., Series 2007-2A, Class A1 0.390%, due 05/25/48[3,4]	1,854,408	900,604
Countrywide Alternative Loan Trust, Series 2006-0A2, Class A1 0.471%, due 05/20/46[4]	4,317,690	2,549,803
Federal Agricultural Mortgage Corp. ARM, Series 2002, Class AA1 7.863%, due 04/25/11[5]	562,678	561,997
FHLMC REMIC,* Series 0023, Class KZ 6.500%, due 11/25/23	70,557	79,051
Series 0159, Class H 4.500%, due 09/15/21	18,151	19,021
Series 1003, Class H 1.063%, due 10/15/20[4]	78,656	78,669
Series 1349, Class PS 7.500%, due 08/15/22	3,706	4,200
Series 1502, Class PX 7.000%, due 04/15/23	533,429	540,524
Series 1534, Class Z 5.000%, due 06/15/23	267,886	267,759
Series 1573, Class PZ 7.000%, due 09/15/23	91,150	102,000
Series 1658, Class GZ 7.000%, due 01/15/24	43,769	46,392
Series 1694, Class Z 6.500%, due 03/15/24	374,428	402,721
Series 1775, Class Z 8.500%, due 03/15/25	8,480	9,762
Series 2411, Class FJ 0.611%, due 12/15/29[4]	63,982	63,860
Series 3312, Class FN 0.481%, due 07/15/36[4]	3,559,297	3,531,333
FNMA REMIC,* Trust 1987-002, Class Z 11.000%, due 11/25/17	219,894	251,804

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(Continued)
Trust 1988-007, Class Z 9.250%, due 04/25/18	$207,212	$231,445
Trust 1992-129, Class L 6.000%, due 07/25/22	12,552	13,825
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	36,001	40,994
Trust 1993-037, Class PX 7.000%, due 03/25/23	489,992	542,717
Trust 1993-240, Class Z 6.250%, due 12/25/13	1,362	1,435
Trust 1993-250, Class Z 7.000%, due 12/25/23	16,732	17,896
Trust 2004-72, Class F 0.760%, due 09/25/34[4]	3,435,285	3,421,272
Trust 2005-088, Class A 0.423%, due 10/25/35[4]	3,389,293	3,304,391
Trust 2007-4, Class DF 0.705%, due 02/25/37[4]	3,560,461	3,539,435
Trust G92-040, Class ZC 7.000%, due 07/25/22	50,599	56,730
Trust G94-006, Class PJ 8.000%, due 05/17/24	63,088	72,826
GNMA REMIC, Trust 2000-009, Class FH 0.761%, due 02/16/30[4]	50,477	50,663
Trust 2010-H01, Class FA 1.081%, due 01/20/60[4,5]	5,940,578	5,978,538
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 0.580%, due 02/25/35[4]	1,208,514	856,805
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 0.760%, due 06/27/37[3,4]	4,285,562	3,665,097
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-FL1A, Class A1 0.636%, due 07/15/19[3,4]	8,609,410	8,084,528
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2 2.331%, due 12/25/34[4]	1,129,778	1,094,932
Mortgage Equity Conversion Asset Trust, Series 2006-SFG3, Class A 0.790%, due 10/25/41[3,4,5]	1,455,863	1,378,126
Series 2007-FF1, Class A 0.760%, due 01/25/42[3,4,5]	1,682,508	1,591,999
Series 2007-FF3, Class A 0.720%, due 05/25/42[3,4,5]	6,426,969	6,164,472
RBSSP, Resecuritization Trust Certificate, Series 2009-6, Class 18A1 0.761%, due 12/26/36[3,4]	3,760,090	3,491,268
RiverView HECM Trust, Series 2008-1, Class A1 1.011%, due 09/26/41[3,4,5]	7,335,762	7,127,289

	Face amount	Value
Collateralized mortgage obligations—(Concluded)
Sequoia Mortgage Trust, Series 5, Class A 0.611%, due 10/19/26[4]	$538,291	$468,800
Structured ARM Loan, Series 2007-4, Class 1A2 0.480%, due 05/25/37	588,167	359,499
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1 0.470%, due 04/25/36[4]	1,879,430	1,213,005
Series 2007-AR5, Class A2 0.810%, due 09/25/47[4]	10,457,269	4,391,227
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6 2.710%, due 09/25/33[4]	4,057,839	4,015,930
Series 2003-AR9, Class 2A 2.779%, due 09/25/33[4]	947,991	958,541
Series 2003-R1, Class A1 0.800%, due 12/25/27[4]	1,287,181	1,165,587
Series 2003-R1, Class X 0.616%, due 12/25/27[3,4,5,6]	1,308,609	71,973
Wells Fargo Mortgage Backed Securities Trust, Series 2007-14, Class 1A1 6.000%, due 10/25/37	5,264,893	5,159,248
Total collateralized mortgage obligations (cost—$91,457,584)		89,181,123
Asset-backed securities—0.76%
Bank of America Credit Card Trust, Series 2008-A5, Class A5 1.461%, due 12/16/13[4]	2,730,000	2,742,248
Countrywide Asset-Backed Certificates, Series 2005-13, Class 3AV3 0.510%, due 04/25/36[4]	1,241,631	1,115,240
EMC Mortgage Loan Trust, Series 2003-A, Class A2 1.010%, due 08/25/40[3,4]	323,456	237,009
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 12/01/28[4]	52,176	51,714
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 0.700%, due 08/25/33[4]	480,616	440,959
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 0.940%, due 01/25/34[4]	57,784	47,362
Total asset-backed securities (cost—$4,804,241)		4,634,532

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount	Value
Stripped mortgage-backed securities—0.01%
FHLMC REMIC,* Series 0013, Class B 7.000%, due 06/25/23[6,7]	$188,235	$37,236
Series 2136, Class GD 7.000%, due 03/15/29[6,7]	13,011	2,776
Series 2178, Class PI 7.500%, due 08/15/29[6,7]	76,247	16,769
Total stripped mortgage-backed securities (cost—$41,323)		56,781
Repurchase agreements—1.74%
Repurchase agreement dated 01/31/11 with JP Morgan Securities LLC, 0.230% due 02/01/11, collateralized by $10,269,233 US Treasury Bonds, 6.250% due 05/15/30; (value—$10,376,756); proceeds: $10,100,065	10,100,000	10,100,000

	Face amount	Value
Repurchase agreements—(Concluded)
Repurchase agreement dated 01/31/11 with State Street Bank & Trust Co., 0.010% due 02/01/11, collateralized by $612,804 US Treasury Notes, 0.375% to 2.750% due 10/31/12 to 02/15/19; (value—$612,006); proceeds: $600,000	$600,000	$600,000
Total repurchase agreements (cost—$10,700,000)		10,700,000
Total investments before investments sold short (cost—$832,883,428)—135.93%		834,519,887
Investments sold short—(24.58)%
FNMA TBA* 3.500%, TBA	(113,000,000)	(107,720,753)
6.500%, TBA	(1,000,000)	(1,112,812)
GNMA TBA 3.500%, TBA	(43,800,000)	(42,082,208)
Total investments sold short (proceeds—$151,183,031)— (24.58)%		(150,915,773)
Liabilities in excess of other assets—(11.35)%		(69,657,558)
Net assets—100.00%		$613,946,556

Aggregate cost for federal income tax purposes before investments sold short was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,112,411
Gross unrealized depreciation	(7,475,952)
Net unrealized appreciation	$1,636,459

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Entire amount designated as collateral for investments sold short.

2  Step bond that converts to the noted fixed rate at a designated future date.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 5.92% of net assets as of January 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2011 and changes periodically.

5  Security is being fair valued by a valuation committee under the direction of the board of trustees.

6  Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

7  Illiquid securities representing 0.01% of net assets as of January 31, 2011.

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of January 31, 2011.

FHA  Federal Housing Administration

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

MLCC  Merrill Lynch Credit Corporation

REMIC  Real Estate Mortgage Investment Conduit

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Written options

Written option activity for the six months ended January 31, 2011 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2010	558	$180,178
Options terminated in closing purchase transactions	(558)	(180,178)
Options outstanding at January 31, 2011	—	$—

Swaptions

Swaptions activity for the six months ended January 31, 2011 was as follows:

	Notional amount (000)	Premiums received
Swaptions outstanding at July 31, 2010	$114,500	$911,875
Swaptions terminated in closing purchase transactions	(114,500)	(911,875)
Swaptions outstanding at January 31, 2011	$—	$—

Credit default swaps on credit indices—buy protection8

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio	Payments received by the Portfolio	Upfront payments made	Value	Unrealized appreciation (depreciation)
Morgan Stanley Capital Services, Inc.	USD	5,000	02/17/51	0.350%[9]	—[10]	$(550,664)	$237,500	$(313,164)
Citibank N.A.	USD	3,000	02/17/51	0.350[9]	—[10]	(118,721)	142,500	23,779
						$(669,385)	$380,000	$(289,385)

8  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

9  Payments are based on the notional amount.

10  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the CMBX.NA.AAA Index.

Currency type abbreviation:

USD  United States Dollar

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of January 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Government national mortgage association certificates	$—	$150,129,174	$—	$150,129,174
Federal home loan mortgage corporation certificates	—	146,873,235	—	146,873,235
Federal housing administration certificates	—	—	1,186,946	1,186,946
Federal national mortgage association certificates	—	431,758,096	—	431,758,096
Collateralized mortgage obligations	—	66,306,729	22,874,394	89,181,123
Asset-backed securities	—	4,634,532	—	4,634,532
Stripped mortgage-backed securities	—	56,781	—	56,781
Repurchase agreements	—	10,700,000	—	10,700,000
Federal national mortgage association and government national mortgage association certificates sold short	—	(150,915,773)	—	(150,915,773)
Swap agreements net	—	380,000	—	380,000
Total	$—	$659,922,774	$24,061,340	$683,984,114

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the six months ended January 31, 2011:

	Federal housing administration certificates	Collateralized mortgage obligations	Total
Beginning balance	$1,257,578	$16,097,006	$17,354,584
Net purchases/(sales)	(51,687)	6,964,762	6,913,075
Accrued discounts/(premiums)	(210)	32,530	32,320
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	(18,735)	(219,904)	(238,639)
Net transfers in/(out) of Level 3	—	—	—
Ending balance	$1,186,946	$22,874,394	$24,061,340

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2011 was $(238,639).

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance

For the six months ended January 31, 2011, the Portfolio's Class P shares returned 0.52%, before the deduction of the maximum PACE Select program fee. (Class P shares declined 0.48%, after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays Capital US Intermediate Government/Credit Index (the "benchmark") returned 0.57%, and the Lipper Short-Intermediate Investment Grade Debt Funds category posted a median return of 0.76%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 26. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio performed largely in line with its benchmark during the reporting period. Throughout the period, the Portfolio's allocation to spread sectors (non-Treasuries) contributed to performance, particularly within the commercial mortgage-backed security ("CMBS") and non-agency mortgage sectors.

CMBS represented the largest contributor to performance, as the sector significantly outperformed Treasuries. Attractive yields and greater clarity around potential losses from loans that originated at the peak of the market in 2007 supported the CMBS sector. In addition, there was strong demand for CMBS from investors seeking to generate incremental yield (that is, yield above that which is available by investing in government securities), in the low interest rate environment. Likewise, non-agency mortgage securities benefited from similar themes. In particular, strong demand provided substantial support to the sector as investors reached for yield. In addition, minimal new issuance within the sector created a favorable supply/demand dynamic, which supported valuations.

Tactical positioning within our corporate allocation also contributed to relative performance. Moving to an overweight within the financials sub-sector contributed to relative performance, as higher risk bonds outperformed. Our underweight to the industrials sub-sector also contributed to relative performance, given its underperformance relative to other credit sub-sectors.

In contrast, our duration—a measure of a portfolio's sensitivity to interest rate changes—and yield curve positioning detracted from performance. The Portfolio's flattening position in the earlier part of the reporting period was not rewarded, as the yield curve steepened when rates in the long end of the curve moved higher. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Sub-Advisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Managers:

Matthew Marra and Brian Weinstein

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The Portfolio invests primarily in fixed income securities. BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value by controlling the Portfolio's duration within a narrow band relative to the Barclays Capital US Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Sub-Advisor's comments – concluded

dates. A "steepening yield curve" is one in which long-term bond yields increase relative to those of short-term bonds.) Additionally, a longer duration bias in the second half of the reporting period detracted from performance when, in response to the Federal Reserve Board's (the "Fed") announcement of a second round of quantitative easing, yields rose sharply in the 10-year portion of the curve.

Certain derivative instruments, namely interest rate futures, were used to facilitate specific duration and yield curve strategies. The results of derivatives used during the period were within our expectations.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/11		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	0.40%	4.02%	4.77%	3.61%	3.61%
maximum sales charge	Class B3	0.02%	3.24%	3.97%	3.14%[7]	3.31%[7]
or PACE Select	Class C4	0.14%	3.41%	4.22%	3.08%	3.34%
program fee	Class Y5	0.52%	4.20%	5.02%	N/A	3.88%
	Class P6	0.52%	4.19%	5.02%	3.88%	4.60%
After deducting	Class A2	(4.15)%	(0.63)%	3.81%	3.13%	3.13%
maximum sales charge	Class B3	(4.95)%	(1.76)%	3.63%	3.14%[7]	3.31%[7]
or PACE Select	Class C4	(0.60)%	2.66%	4.22%	3.08%	3.34%
program fee	Class P6	(0.48)%	2.13%	2.94%	1.82%	2.53%
Barclays Capital US Intermediate Government/Credit Index[8]		0.57%	4.84%	5.61%	5.38%	5.86%
Lipper Short-Intermediate Investment Grade Debt Funds median		0.76%	4.35%	5.02%	4.57%	5.27%

Average annual total returns for periods ended December 31, 2010, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 0.42%; 5-year period, 3.73%; since inception, 3.12%; Class B—1-year period, (0.61)%; 5-year period, 3.54%; 10-year period, 3.26%; since inception, 3.31%; Class C—1-year period, 3.90%; 5-year period, 4.14%; 10-year period, 3.21%; since inception, 3.33%; Class Y—1-year period, 5.45%; 5-year period, 4.95%; since inception, 3.87%; Class P—1-year period, 3.35%; 5-year period, 2.86%; 10-year period, 1.95%; since inception, 2.53%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.00% and 0.93%; Class B—1.82% and 1.68%; Class C—1.50% and 1.43%; Class Y—0.74% and 0.68%; and Class P—0.73% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 14, 2000 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.
6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Barclays Capital US Intermediate Government/Credit Index is an unmanaged subset of the Barclays Capital US Government/Credit Index covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/11
Weighted average duration	3.8 yrs.
Weighted average maturity	6.5 yrs.
Average coupon	3.62%
Net assets (mm)	$455.7
Number of holdings	211
Portfolio composition[1]	01/31/11
Bonds and notes	106.7%
Futures and forward foreign currency contracts	0.3
Cash equivalents and other assets less liabilities	(7.0)
Total	100.0%
Quality diversification[1]	01/31/11
US government and agency securities	54.8%
AAA	14.7
AA	5.6
A	13.0
BBB and below/non-rated	18.6
Futures and forward foreign currency contracts	0.3
Cash equivalents and other assets less liabilities	(7.0)
Total	100.0%
Asset allocation[1]	01/31/11
US government obligations	51.8%
Corporate notes	33.4
Collateralized mortgage obligations	9.5
Asset-backed securities	8.5
US government agency mortgage pass-through certificates	2.4
Non-US government obligations	0.7
Municipal bonds and notes	0.4
Futures and forward foreign currency contracts	0.3
Cash equivalents and other assets less liabilities	(7.0)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2011. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]	Value
US government obligations—51.77%
US Treasury Bonds 3.875%, due 08/15/40	5,890,000	$5,225,537
4.250%, due 11/15/40	12,175,000	11,541,523
6.250%, due 08/15/23	1,155,000	1,438,697
7.250%, due 08/15/22	4,690,000	6,305,850
7.875%, due 02/15/21	705,000	979,509
8.000%, due 11/15/21	3,610,000	5,077,126
8.125%, due 05/15/21	4,265,000	6,024,313
8.125%, due 08/15/21	1,615,000	2,287,748
US Treasury Notes 0.625%, due 07/31/12	1,520,000	1,524,758
0.625%, due 12/31/12[2]	2,795,000	2,799,478
0.750%, due 12/15/13	10,270,000	10,218,650
1.000%, due 01/15/14	36,465,000	36,502,048
2.125%, due 12/31/15	98,425,000	99,378,541
2.500%, due 04/30/15	1,670,000	1,733,146
2.625%, due 01/31/18	39,945,000	39,714,078
3.625%, due 08/15/19	4,955,000	5,167,133
Total US government obligations (cost—$237,046,405)		235,918,135
Federal farm credit bank certificate—1.37%
FFCB 2.625%, due 04/17/14 (cost—$5,991,220)	6,000,000	6,251,232
Federal home loan bank certificate—0.50%
FHLB 5.625%, due 06/13/16 (cost—$2,176,986)	2,085,000	2,273,223
Federal national mortgage association certificates*—0.54%
FNMA 4.625%, due 05/01/13	845,000	907,790
5.250%, due 08/01/12	1,460,000	1,555,661
Total federal national mortgage association certificates (cost—$2,297,562)		2,463,451
Collateralized mortgage obligations—9.55%
Arkle Master Issuer PLC, Series 2010-2A, Class 1A1 1.684%, due 05/17/60[3,4]	2,015,000	2,014,979
Banc of America Commercial Mortgage, Inc., Series 2001-1, Class A2 6.503%, due 04/15/36	232,178	231,956
Series 2002-PB2, Class A4 6.186%, due 06/11/35	2,036,331	2,101,067
Bear Stearns Alternative Loan Trust-A Trust, Series 2004-13, Class A1 1.000%, due 11/25/34[3]	443,428	374,442

	Face amount[1]	Value
Collateralized mortgage obligations—(Continued)
Bear Stearns ARM Trust, Series 2004-5, Class 2A 3.268%, due 07/25/34	984,806	$909,393
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4 4.680%, due 08/13/39[3]	2,400,000	2,529,238
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3 5.090%, due 07/10/37[3]	1,280,000	1,289,331
Countrywide Home Loans, Series 2006-0A5, Class 2A1 0.460%, due 04/25/46[3]	485,211	307,213
CWCapital COBALT, Series 2007-C3, Class A4 5.816%, due 05/15/46[3]	840,000	898,395
Extended Stay America Trust, Series 2010-ESHA, Class A 2.951%, due 11/05/27[4]	3,574,507	3,537,687
FHLMC REMIC, Trust 3162, Class OA * 6.000%, due 10/15/26	121,483	121,679
First Union National Bank Commercial Mortgage Trust, Series 2001-C3, Class A3 6.423%, due 08/15/33	1,782,615	1,791,781
FNMA REMIC,* Trust 2004-25, Class PA 5.500%, due 10/25/30	102,863	103,083
Trust 2004-36, Class BS 5.500%, due 11/25/30	104,779	105,193
Trust 2005-109, Class PV 6.000%, due 10/25/32	1,227,799	1,346,029
Trust 2005-118, Class MC 6.000%, due 01/25/32	122,564	122,595
Trust 2005-118, Class WA 6.000%, due 10/25/33	128,144	128,185
Trust 2006-26, Class QA 5.500%, due 06/25/26	147,746	148,348
Trust 2006-62, Class TA 5.500%, due 06/25/28	132,393	134,256
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A2 6.465%, due 04/15/34	267,240	267,040
Series 2004-C3, Class A3 4.207%, due 12/10/41	664,798	664,898
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4 5.736%, due 12/10/49	1,451,000	1,539,486
Holmes Master Issuer PLC, Series 2010-1A, Class A2 1.703%, due 10/15/54[3,4]	2,390,000	2,392,430

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(Concluded)
JPMorgan Chase Commercial Mortgage Securities, Series 2004-CB8, Class A1A 4.158%, due 01/12/39[4]	2,081,053	$2,126,285
Series 2004-CBX, Class A4 4.529%, due 01/12/37	2,090,000	2,120,343
Series 2006-LDP8, Class A4, 5.399%, due 05/15/45	385,000	411,707
Series 2007-CB18, Class A3 5.447%, due 06/12/47	790,000	817,939
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2 5.875%, due 07/25/36	199,543	191,995
Series 2007-S1, Class 1A2 5.500%, due 03/25/22	162,108	152,330
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.989%, due 08/13/42	2,980,000	3,175,549
Series 2007-IQ14, Class A4 5.692%, due 04/15/49[3]	2,000,000	2,103,406
Small Business Administration, Series 2004-P10B, Class 1 4.754%, due 08/10/14	485,496	513,577
Structured ARM Loan Trust, Series 2004-6, Class 4A1 4.835%, due 06/25/34	2,244,849	2,092,646
Series 2004-13, Class A2 0.560%, due 09/25/34	209,395	169,347
Structured Asset Securities Corp., Series 2003-AL1, Class A 3.357%, due 04/25/31[4]	578,333	555,964
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1 0.380%, due 10/25/46[3]	1,132,960	1,128,215
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A1 5.638%, due 08/15/39[3]	1,678,048	1,701,847
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A3 5.203%, due 10/15/44[3]	208,839	212,535
Series 2006-C28, Class A4 5.572%, due 10/15/48	1,385,000	1,470,958
WaMu Mortgage Pass Through Certificates, Series 2007-0A4, Class 1A 1.093%, due 05/25/47[3]	555,459	401,420
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A4 5.643%, due 04/25/36[3]	1,200,000	1,103,995
Total collateralized mortgage obligations (cost—$42,892,291)		43,508,762

	Face amount[1]	Value
Asset-backed securities—8.47%
AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A2 0.840%, due 06/09/14	2,710,000	$2,709,884
Citibank Omni Master Trust, Series 2009, Class A14 3.011%, due 08/15/18[3,4]	1,080,000	1,147,849
Series 2009-A8, Class A8 2.361%, due 05/16/16[3,4]	2,160,000	2,193,569
Countrywide Asset-Backed Certificates, Series 2006-2, Class 2A2 0.450%, due 06/25/36[3]	864,990	751,461
Credit Acceptance Auto Loan Trust, Series 2010-1, Class A 2.060%, due 04/16/18[4]	1,185,000	1,180,333
Ford Credit Floorplan Master Owner Trust, Series 2006-4, Class A 0.511%, due 06/15/13[3]	1,185,000	1,182,184
Series 2009-2, Class A 1.811%, due 09/15/14[3]	1,545,000	1,566,526
Lehman XS Trust, Series 2005-6, Class 1A1 0.520%, due 11/25/35[3]	492,292	265,464
Sallie Mae Student Loan Trust, Series 2005-8, Class A4 1.053%, due 01/25/28[3]	3,300,000	3,232,552
Series 2008-5, Class A2 1.403%, due 10/25/16[3]	3,779,484	3,828,319
Series 2008-5, Class A3 1.603%, due 01/25/18[3]	1,100,000	1,130,533
Series 2008-5, Class A4 2.003%, due 07/25/23[3]	2,950,000	3,086,479
Series 2010-C, Class A1 1.911%, due 12/15/17[3,4]	1,127,363	1,127,626
Santander Consumer Acquired Receivables Trust, Series 2011-W0, Class A2 0.910%, due 11/15/13[4]	3,505,000	3,501,714
Series 2011-W0, Class C 3.190%, due 10/15/15[4]	1,070,000	1,068,997
Santander Drive Auto Receivables Trust, Series 2010-3, Class A2 0.930%, due 06/17/13	3,380,000	3,379,676
Series 2010-B, Class A2 1.010%, due 07/15/13[4]	3,020,000	3,021,065
Series 2010-B, Class B 2.100%, due 09/15/14[4]	2,490,000	2,494,531
Series 2010-B, Class C 3.020%, due 10/17/16[4]	1,150,000	1,152,636

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]	Value
Asset-backed securities—(Concluded)
Structured Receivables Finance LLC, Series 2010-B, Class A 3.730%, due 08/15/36[4]	559,705	$556,906
Total asset-backed securities (cost—$38,529,860)		38,578,304
Corporate notes—33.40%
Airlines—0.07%
Continental Airlines 1999-1 Pass Through Trust, Class A 6.545%, due 02/02/19	303,866	323,617
Automotive—0.31%
Daimler Finance N.A. LLC 6.500%, due 11/15/13	200,000	226,758
Daimler Finance N.A. LLC MTN 5.750%, due 09/08/11	1,150,000	1,184,391
		1,411,149
Banking-non-US—4.31%
Achmea Hypotheekbank N.V. 3.200%, due 11/03/14[4]	1,605,000	1,672,149
Bank of Nova Scotia 1.650%, due 10/29/15[4]	3,805,000	3,655,475
Canadian Imperial Bank of Commerce 2.750%, due 01/27/16[4]	3,190,000	3,198,122
Credit Suisse AG 5.400%, due 01/14/20	900,000	911,004
DEPFA Asset Covered Securities Bank 4.875%, due 10/28/15[4]	1,300,000	1,285,848
5.500%, due 06/28/11[4]	1,100,000	1,114,467
DnB NOR Boligkreditt 2.100%, due 10/14/15[4]	1,700,000	1,644,254
Eksportfinans A/S 5.500%, due 05/25/16	1,275,000	1,439,374
Eksportfinans ASA 2.000%, due 09/15/15	3,090,000	3,027,628
Toronto-Dominion Bank 2.200%, due 07/29/15[4]	1,690,000	1,671,077
		19,619,398
Banking-US—3.15%
Bank of America Corp. 5.625%, due 07/01/20	500,000	514,201
5.750%, due 12/01/17	2,775,000	2,905,605
Dexia Credit Local 2.750%, due 04/29/14[4]	4,295,000	4,286,311
Discover Bank 8.700%, due 11/18/19	1,100,000	1,317,143
JPMorgan Chase Bank N.A. 6.000%, due 07/05/17	1,825,000	2,002,319
6.000%, due 10/01/17	1,450,000	1,603,739

	Face amount[1]	Value
Corporate notes—(Continued)
Banking-US—(Concluded)
State Street Capital Trust III 8.250%, due 03/15/11[3,5]	1,725,000	$1,741,198
		14,370,516
Beverages—0.78%
Anheuser-Busch InBev Worldwide, Inc. 3.000%, due 10/15/12	3,365,000	3,475,008
5.375%, due 01/15/20	75,000	80,878
		3,555,886
Building products—0.10%
MDC Holdings, Inc. 5.625%, due 02/01/20	475,000	473,178
Chemicals—0.36%
The Dow Chemical Co. 4.250%, due 11/15/20	1,717,000	1,643,834
Diversified financial services—1.16%
General Electric Capital Corp. 5.500%, due 01/08/20	1,220,000	1,298,334
General Electric Capital Corp. MTN 0.423%, due 04/10/12[3]	2,850,000	2,847,717
4.375%, due 09/16/20	1,190,000	1,156,249
		5,302,300
Electric-integrated—2.41%
Carolina Power & Light Co. 5.300%, due 01/15/19	975,000	1,080,869
Constellation Energy Group, Inc. 5.150%, due 12/01/20	470,000	466,392
Duke Energy Corp. 3.950%, due 09/15/14	1,845,000	1,950,359
EDP Finance BV 5.375%, due 11/02/12[4]	5,300,000	5,449,455
Florida Power & Light Co. 5.625%, due 04/01/34	105,000	109,155
Florida Power Corp. 4.800%, due 03/01/13	340,000	364,168
Pacificorp 5.500%, due 01/15/19	1,400,000	1,569,095
		10,989,493
Electronics—0.08%
Jabil Circuit, Inc. 5.625%, due 12/15/20	385,000	379,225
Financial services—4.68%
Citigroup, Inc. 4.587%, due 12/15/15	5,150,000	5,377,748
Credit Suisse AG Guernsey 5.860%, due 05/15/17[3,5]	2,290,000	2,175,500
Goldman Sachs Group, Inc. 5.250%, due 10/15/13	2,530,000	2,740,671
6.000%, due 06/15/20	830,000	891,837
6.250%, due 02/01/41	260,000	262,820

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]	Value
Corporate notes—(Continued)
Financial services—(Concluded)
JPMorgan Chase & Co. 7.900%, due 04/30/18[3,5]	1,850,000	$1,993,986
Morgan Stanley 4.000%, due 07/24/15	520,000	527,846
4.200%, due 11/20/14	2,180,000	2,263,359
Morgan Stanley MTN 5.625%, due 09/23/19	795,000	802,708
6.250%, due 08/28/17	740,000	795,023
Nomura Holdings, Inc. MTN 4.125%, due 01/19/16	1,030,000	1,026,785
SLM Corp. 3.292%, due 01/31/14[3]	1,700,000	1,591,540
SteelRiver Transmission Co. LLC 4.710%, due 06/30/17[4]	880,000	874,421
		21,324,244
Food products—0.77%
Kraft Foods, Inc. 5.375%, due 02/10/20	720,000	767,926
6.000%, due 02/11/13	575,000	627,584
6.500%, due 08/11/17	1,625,000	1,887,509
6.500%, due 02/09/40	200,000	214,242
		3,497,261
Gaming—0.30%
International Game Technology 7.500%, due 06/15/19	1,175,000	1,345,203
Health care equipment & supplies—0.07%
CareFusion Corp. 6.375%, due 08/01/19	300,000	339,120
Insurance—2.12%
Manulife Financial Corp. 3.400%, due 09/17/15	1,000,000	998,277
Metropolitan Life Global Funding I 2.875%, due 09/17/12[4]	2,050,000	2,099,549
5.125%, due 04/10/13[4]	1,850,000	1,989,608
5.125%, due 06/10/14[4]	245,000	267,446
Pricoa Global Funding I 5.400%, due 10/18/12[4]	2,175,000	2,323,990
Prudential Financial, Inc. MTN 4.500%, due 11/15/20	575,000	567,029
4.750%, due 09/17/15	360,000	384,623
5.800%, due 06/15/12	975,000	1,027,494
		9,658,016
Media—1.98%
Comcast Cable Communications Holdings, Inc. 9.455%, due 11/15/22	650,000	887,130
Comcast Corp. 6.450%, due 03/15/37	120,000	124,879
COX Communications, Inc. 7.125%, due 10/01/12	350,000	382,655
8.375%, due 03/01/39[4]	1,030,000	1,321,204

	Face amount[1]	Value
Corporate notes—(Continued)
Media—(Concluded)
DIRECTV Holdings/Financing 4.600%, due 02/15/21	47,000	$46,111
5.875%, due 10/01/19	615,000	668,622
6.000%, due 08/15/40	300,000	294,098
Discovery Communications LLC 3.700%, due 06/01/15	610,000	634,488
NBC Universal Media, Inc. 4.375%, due 04/01/21[4]	1,900,000	1,838,529
5.150%, due 04/30/20[4]	1,490,000	1,536,303
News America Holdings, Inc. 8.500%, due 02/23/25	200,000	242,721
9.500%, due 07/15/24	225,000	305,184
News America, Inc. 7.625%, due 11/30/28	170,000	192,548
Time Warner Cable, Inc. 5.000%, due 02/01/20	75,000	76,745
Time Warner, Inc. 4.700%, due 01/15/21	270,000	273,638
6.100%, due 07/15/40	180,000	182,842
		9,007,697
Medical providers—0.89%
Life Technologies Corp. 5.000%, due 01/15/21	1,499,000	1,496,491
6.000%, due 03/01/20	213,000	228,220
UnitedHealth Group, Inc. 5.250%, due 03/15/11	1,425,000	1,432,420
WellPoint, Inc. 7.000%, due 02/15/19	750,000	885,754
		4,042,885
Metals & mining—0.29%
Codelco, Inc. 3.750%, due 11/04/20[4]	675,000	636,886
Rio Tinto Finance USA Ltd. 3.500%, due 11/02/20	752,000	703,331
		1,340,217
Multi-line insurance—0.30%
American International Group, Inc. 6.400%, due 12/15/20	425,000	453,459
MetLife, Inc. 7.717%, due 02/15/19	750,000	918,465
		1,371,924
Oil & gas—1.34%
Anadarko Petroleum Corp. 5.750%, due 06/15/14	600,000	650,881
7.625%, due 03/15/14[6]	300,000	344,772
BP Capital Markets PLC 3.125%, due 03/10/12	1,690,000	1,728,280
Cenovus Energy, Inc. 6.750%, due 11/15/39	965,000	1,093,198

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]		Value
Corporate notes—(Continued)
Oil & gas—(Concluded)
Nexen, Inc. 5.650%, due 05/15/17		725,000	$774,021
Southwestern Energy Co. 7.500%, due 02/01/18		1,315,000	1,497,456
			6,088,608
Oil refining—0.53%
Canadian Natural Resources Ltd. 6.500%, due 02/15/37		620,000	681,919
Valero Energy Corp. 6.125%, due 02/01/20		525,000	570,927
6.625%, due 06/15/37		1,110,000	1,138,632
			2,391,478
Oil services—1.14%
Petrobras International Finance Co. 3.875%, due 01/27/16		2,855,000	2,882,065
5.750%, due 01/20/20		2,120,000	2,188,849
5.875%, due 03/01/18		95,000	101,298
			5,172,212
Paper & forest products—0.65%
Domtar Corp. 7.125%, due 08/15/15		465,000	509,175
Georgia-Pacific LLC 8.250%, due 05/01/16[4]		400,000	450,000
International Paper Co. 7.300%, due 11/15/39		460,000	518,700
7.950%, due 06/15/18		1,250,000	1,501,609
			2,979,484
Pipelines—0.51%
El Paso Pipeline Partners Operating Co. LLC 6.500%, due 04/01/20		235,000	253,819
Enterprise Products Operating LLC 3.200%, due 02/01/16		1,525,000	1,532,616
6.125%, due 10/15/39		550,000	550,309
			2,336,744
Real estate investment trusts—0.22%
AvalonBay Communities, Inc. MTN 6.125%, due 11/01/12		148,000	159,509
ERP Operating LP 6.625%, due 03/15/12		780,000	826,458
			985,967
Special purpose entity—1.17%
Capital One Multi-Asset, Series 4-3C 6.625%, due 06/17/14[3]	GBP	350,000	575,124
Crown Castle Towers LLC 6.113%, due 01/15/20[4]		1,805,000	1,918,715
Goldman Sachs Capital II 5.793%, due 06/01/12[3,5]		450,000	379,687

	Face amount[1]	Value
Corporate notes—(Concluded)
Special purpose entity—(Concluded)
Novus USA Trust, Series 2010-1 1.534%, due 11/18/11[3,4]	2,475,000	$2,474,022
		5,347,548
Steel producers/products—0.18%
Allegheny Technologies, Inc. 5.950%, due 01/15/21	775,000	809,858
Telecommunications—2.56%
Rogers Communications, Inc. 6.250%, due 06/15/13	825,000	911,288
SBA Tower Trust 4.254%, due 04/15/15[4,7]	1,200,000	1,254,760
Telecom Italia Capital SA 6.200%, due 07/18/11	1,750,000	1,789,223
Telefonica Emisiones SAU 5.855%, due 02/04/13	925,000	988,630
5.984%, due 06/20/11	1,500,000	1,529,061
6.421%, due 06/20/16	950,000	1,047,973
Verizon Communications, Inc. 8.750%, due 11/01/18	1,555,000	2,018,468
Verizon New Jersey, Inc. 5.875%, due 01/17/12	2,030,000	2,126,463
		11,665,866
Utilities—0.47%
Tennessee Valley Authority 5.250%, due 09/15/39	2,095,000	2,154,395
Wireless telecommunications—0.50%
Vodafone Group PLC 4.150%, due 06/10/14	2,150,000	2,289,408
Total corporate notes (cost—$147,647,970)		152,216,731
Non-US government obligations—0.69%
Japan Finance Corp. 1.875%, due 09/24/15	1,440,000	1,407,584
2.000%, due 06/24/11	1,120,000	1,127,341
Russian Foreign Bond 7.500%, due 03/31/30[4,7]	519,100	595,148
Total non-US government obligations (cost—$3,166,902)		3,130,073
Municipal bonds and notes—0.39%
General obligation—0.39%
California State 3.950%, due 11/01/15	530,000	524,923
California State (Build America Bonds) 6.650%, due 03/01/22	750,000	784,057
7.350%, due 11/01/39	450,000	454,244
Total municipal bonds and notes (cost—$1,793,710)		1,763,224

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]	Value
Repurchase agreement—12.80%
Repurchase agreement dated 01/31/11 with State Street Bank & Trust Co., 0.010% due 02/01/11, collateralized by $59,567,633 US Treasury Notes, 0.375% to 2.750% due 10/31/12 to 02/15/19; (value—$59,490,059); proceeds: $58,323,016 (cost—$58,323,000)	58,323,000	$58,323,000

	Number of shares	Value
Investment of cash collateral from securities loaned—0.08%
Money market fund—0.08%
UBS Private Money Market Fund LLC[8] (cost—$354,915)	354,915	$354,915
Total investments (cost—$540,220,821)— 119.56%		544,781,050
Liabilities in excess of other assets—(19.56)%		(89,114,077)
Net assets—100.00%		$455,666,973

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$8,054,716
Gross unrealized depreciation	(3,494,487)
Net unrealized appreciation	$4,560,229

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  In US Dollars unless otherwise indicated.

2  Partial amount delivered to broker as collateral for futures transactions.

3  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2011 and changes periodically.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 15.72% of net assets as of January 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Perpetual bond security. The maturity date reflects the next call date.

6  Security, or portion thereof, was on loan at January 31, 2011.

7  Step bond that converts to the noted fixed rate at a designated future date.

8  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the six months ended 01/31/11	Sales during the six months ended 01/31/11	Value at 01/31/11	Net income earned from affiliate for the six months ended 01/31/11
UBS Private Money Market Fund LLC	$1,702,277	$324,260,335	$325,607,697	$354,915	$5,904

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of January 31, 2011.

FFCB  Federal Farm Credit Bank

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GBP  Great Britain Pound

GMAC  General Motors Acceptance Corporation

MTN  Medium Term Note

REMIC  Real Estate Mortgage Investment Conduit

TIAA  Teachers Insurance and Annuity Association

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
65	AUD	Australian Treasury Bond 10 Year Futures	March 2011	$6,677,844	$6,712,074	$34,230
557	USD	US Treasury Note 2 Year Futures	March 2011	122,112,905	122,087,437	(25,468)
44	USD	US Treasury Note 10 Year Futures	March 2011	5,283,471	5,315,063	31,592
				$134,074,220	$134,114,574	$40,354
		Sale contracts		Proceeds
198	USD	90 Day Euro Dollar Futures	March 2012	$48,957,224	$49,071,825	$(114,601)
95	USD	90 Day Euro Dollar Futures	September 2012	23,382,389	23,412,750	(30,361)
137	USD	Ultra Long-Term US Treasury Bond Futures	March 2011	17,647,000	16,872,406	774,594
680	USD	US Treasury Note 5 Year Futures	March 2011	81,092,503	80,521,563	570,940
80	USD	US Treasury Bond 30 Year Futures	March 2011	10,096,176	9,650,000	446,176
				$181,175,292	$179,528,544	$1,646,748
						$1,687,102

Currency type abbreviations:

AUD  Australian Dollar

USD  United States Dollar

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
BNP Paribas SA	EUR	870,000	USD	1,125,032	03/03/11	$(65,680)
BNP Paribas SA	EUR	885,000	USD	1,144,420	03/04/11	(66,807)
BNP Paribas SA	USD	2,329,301	EUR	1,740,000	03/03/11	52,122
Citibank N.A.	CNY	12,512,685	USD	1,895,000	02/09/11	323
Citibank N.A.	EUR	3,440,000	USD	4,537,224	03/03/11	(170,878)
Citibank N.A.	EUR	2,670,000	USD	3,521,467	03/04/11	(132,744)
Citibank N.A.	GBP	373,000	USD	581,880	04/14/11	(15,275)
Citibank N.A.	USD	9,480,000	CNY	62,857,140	02/09/11	37,860
Citibank N.A.	USD	3,278,035	EUR	2,525,000	03/03/11	177,766
Citibank N.A.	USD	2,271,461	EUR	1,755,000	03/04/11	130,464
Deutsche Bank AG London	EUR	1,740,000	USD	2,294,327	03/03/11	(87,097)
Deutsche Bank AG London	USD	6,076,085	EUR	4,455,000	03/04/11	21,109
Goldman Sachs & Co.	CNY	50,083,755	USD	7,585,000	02/09/11	1,292
Goldman Sachs Capital Markets LP	EUR	3,490,000	USD	4,609,460	03/03/11	(167,073)
Royal Bank of Scotland PLC	EUR	2,655,000	USD	3,510,622	03/04/11	(123,060)
Royal Bank of Scotland PLC	USD	6,956,565	EUR	5,275,000	03/03/11	262,981
						$(144,697)

Currency type abbreviations:

CNY  Chinese Yuan Renminbi

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of January 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$235,918,135	$—	$235,918,135
Federal farm credit bank certificate	—	6,251,232	—	6,251,232
Federal home loan bank certificate	—	2,273,223	—	2,273,223
Federal national mortgage association certificates	—	2,463,451	—	2,463,451
Collateralized mortgage obligations	—	43,508,762	—	43,508,762
Asset-backed securities	—	38,578,304	—	38,578,304
Corporate notes	—	152,216,731	—	152,216,731
Non-US government obligations	—	3,130,073	—	3,130,073
Municipal bonds and notes	—	1,763,224	—	1,763,224
Repurchase agreement	—	58,323,000	—	58,323,000
Investment of cash collateral from securities loaned	—	354,915	—	354,915
Futures contracts, net	1,687,102	—	—	1,687,102
Forward foreign currency contracts, net	—	(144,697)	—	(144,697)
Total	$1,687,102	$544,636,353	$—	$546,323,455

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	89.0%
Canada	2.4
United Kingdom	1.5
Netherlands	1.3
Norway	1.1
Cayman Islands	0.9
France	0.8
Spain	0.7
Japan	0.7
Switzerland	0.6
Ireland	0.4
Luxembourg	0.3
Australia	0.1
Chile	0.1
Russian Federation	0.1
100.0%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance

For the six months ended January 31, 2011, the Portfolio's Class P shares returned 1.59%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 0.58%, after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays Capital US Government/Credit Index (the "benchmark") return was essentially flat, returning less than 0.005%, and the Lipper Intermediate Investment Grade Debt Funds category posted a median return of 1.18%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 38. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio outperformed its benchmark during the reporting period. An emphasis on attractively priced high-quality assets was a significant driver of our performance.

An emphasis on agency mortgage-backed securities ("MBS") was a strong contributor to performance, as this sector outperformed Treasuries during the reporting period. Within agency MBS, tactical coupon selection enhanced returns. Holdings of senior non-agency MBS also benefited the Portfolio, as the sector remained resilient amid negative foreclosure headlines. In addition, it benefited from limited supply in conjunction with strong investor demand for higher yielding assets.

The Portfolio had a longer-than-benchmark U.S. duration (duration is a measure of a portfolio's sensitivity to interest rate changes), which had a negative impact on relative returns as US interest rates rose during the period. Our longer duration exposure in Europe, the UK and Canada also detracted from relative performance when interest rates rose in these markets as well. Additionally, a US yield curve-flattening bias was negative for relative performance, as the yield curve steepened during the reporting period. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The yield curve flattens when long-term bond yields decrease relative to those of short-term bonds; conversely, a steepening yield curve is one in which long-term bond yields increase relative to those of short-term bonds.)

An underweight to the corporate sector was negative for relative returns as the sector outperformed like-duration Treasuries. This negative effect was partially offset by our focus on bonds issued by financial companies, which

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

Saumil H. Parikh

Objective:

Total return consisting of income and capital appreciation

Investment process:

The Portfolio invests primarily in investment grade fixed income securities of governmental and private issuers in the United States and foreign countries. Its duration (a measure of a portfolio's sensitivity to interest rate changes) is normally limited to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Sub-Advisor's comments – concluded

outpaced the broader corporate market. Additionally, our allocation to high-yield corporate bonds added to returns as the sector outperformed their investment-grade corporate bond counterparts. Finally, our modest exposure to a select basket of emerging market currencies contributed to returns when these currencies appreciated versus the US dollar.

Certain derivative instruments were utilized during the reporting period. Interest rate swaps were used to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. Credit default swaps were used to manage credit exposure in lieu of the direct buying or selling of securities. Options were primarily utilized to manage interest rate and volatility exposures, but they were also used to generate income in expected interest rate scenarios. Mortgage derivatives were used to manage duration or enhance yield. Government futures were utilized to adjust interest rate exposures and replicate government bond positions. Finally, money market futures were used to manage exposures at the front end of the yield curve. The results of derivatives used during the period were within our expectations.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/11		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	1.47%	8.43%	7.65%	6.67%	6.87%
maximum sales charge	Class B3	1.08%	7.61%	6.82%	6.19%[7]	6.27%[7]
or PACE Select	Class C4	1.23%	7.90%	7.12%	6.14%	6.41%
program fee	Class Y5	1.52%	8.64%	7.96%	N/A	6.96%
	Class P6	1.59%	8.70%	7.90%	6.95%	7.19%
After deducting	Class A2	(3.12)%	3.57%	6.66%	6.18%	6.39%
maximum sales charge	Class B3	(3.76)%	2.61%	6.51%	6.19%[7]	6.27%[7]
or PACE Select	Class C4	0.50%	7.15%	7.12%	6.14%	6.41%
program fee	Class P6	0.58%	6.55%	5.76%	4.83%	5.07%
Barclays Capital US Government/Credit Index[8]		0.00%[9]	5.11%	5.61%	5.66%	6.19%
Lipper Intermediate Investment Grade Debt Funds median		1.18%	6.16%	5.60%	5.33%	5.71%

Average annual total returns for periods ended December 31, 2010, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 5.68%; 5-year period, 6.55%; 10-year period, 6.26%; since inception, 6.39%; Class B—1-year period, 4.92%; 5-year period, 6.42%; since inception, 6.27%; Class C—1-year period, 9.38%; 5-year period, 7.01%; 10-year period, 6.22%; since inception, 6.41%; Class Y—1-year period, 10.89%; 5-year period, 7.89%; since inception, 6.98%; Class P—1-year period, 8.82%; 5-year period, 5.67%; 10-year period, 4.92%; since inception, 5.08%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.09% and 1.06%; Class B—1.90% and 1.81%; Class C—1.56% and 1.56%; Class Y—0.85% and 0.81%; and Class P—0.87% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class B—1.81%; Class C—1.56%; Class Y—0.81%; and Class P—0.81%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, January 30, 2001 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Barclays Capital US Government/Credit Index is an unmanaged index which is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees and expenses.

9  Total index return is less than 0.005%.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/11
Weighted average duration	5.3 yrs.
Weighted average maturity	7.1 yrs.
Average coupon	5.01%
Net assets (mm)	$758.1
Number of holdings	311
Portfolio composition[1]	01/31/11
Bonds, notes and loan assignments	105.0%
Preferred stock	0.9
Investment sold short	(0.4)
Options, swaptions, futures, swaps and forward foreign currency contracts	(0.3)
Cash equivalents and other assets less liabilities	(5.2)
Total	100.0%
Quality diversification[1]	01/31/11
US government and agency securities	49.8%
AAA	6.4
AA	6.2
A	12.4
BBB	7.5
BB	5.7
B	3.2
Below B/non-rated	13.8
Preferred stock	0.9
Investment sold short	(0.4)
Options, swaptions, futures, swaps and forward foreign currency contracts	(0.3)
Cash equivalents and other assets less liabilities	(5.2)
Total	100.0%
Asset allocation[1]	01/31/11
Corporate notes	32.0%
Collateralized mortgage obligations	28.3
US government obligations	20.0
US government agency mortgage pass-through certificates	11.9
Non-US government obligations	4.7
Asset-backed securities	2.9
Municipal bonds and notes	2.8
Loan assignments	2.4
Preferred stock	0.9
Investment sold short	(0.4)
Options, swaptions, futures, swaps and forward foreign currency contracts	(0.3)
Cash equivalents and other assets less liabilities	(5.2)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2011. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]	Value
US government obligations—20.03%
US Treasury Bonds 5.500%, due 08/15/28	24,700,000	$28,540,084
8.000%, due 11/15/21[2]	50,100,000	70,460,941
US Treasury Inflation Index Notes (TIPS) 2.375%, due 04/15/11	1,322,808	1,334,795
3.375%, due 01/15/12	985,784	1,030,760
US Treasury Notes 2.625%, due 11/15/20	35,000,000	32,812,500
3.375%, due 11/15/19	5,140,000	5,238,385
3.625%, due 02/15/20	12,000,000	12,417,192
Total US government obligations (cost—$156,641,770)		151,834,657
Government national mortgage association certificates—0.03%
GNMA 8.000%, due 06/15/17	35,960	40,340
8.000%, due 07/15/17	22,257	25,374
8.000%, due 09/15/17	21,632	24,058
8.000%, due 11/15/17	46,550	52,434
GNMA II ARM 2.625%, due 07/20/25	9,233	9,557
3.125%, due 11/20/23	7,370	7,642
3.375%, due 01/20/26	16,273	16,901
3.375%, due 05/20/26	27,504	28,551
Total government national mortgage association certificates (cost—$191,279)		204,857
Federal home loan mortgage corporation certificates**—0.23%
FHLMC 7.645%, due 05/01/25	1,342,874	1,504,019
FHLMC ARM 5.699%, due 03/01/36	240,072	257,615
Total federal home loan mortgage corporation certificates (cost—$1,588,059)		1,761,634
Federal housing administration certificates—0.01%
FHA GMAC 7.430%, due 06/01/21	42,313	42,313
FHA Reilly 7.430%, due 10/01/20	13,172	13,172
Total federal housing administration certificates (cost—$59,094)		55,485
Federal national mortgage association certificates**—11.67%
FNMA 3.500%, due 11/01/40	327,006	312,021
3.500%, due 12/01/40	669,936	639,235

	Face amount[1]	Value
Federal national mortgage association certificates**—(Concluded)
4.000%, due 11/01/40[3]	3,999,602	$3,967,998
5.396%, due 11/01/34	11,533,403	12,290,659
6.000%, due 10/01/36	60,081	65,456
6.000%, due 12/01/37	499,950	543,740
FNMA ARM 1.730%, due 08/01/40	138,176	140,167
2.602%, due 04/01/27	34,333	36,147
2.636%, due 05/01/27	43,775	46,153
3.407%, due 05/01/30	120,974	126,764
5.159%, due 10/01/35	321,824	340,921
5.216%, due 09/01/35	300,986	319,261
5.325%, due 11/01/35	431,904	460,872
5.369%, due 01/01/36	489,111	521,306
5.513%, due 03/01/36	296,438	316,768
5.529%, due 01/01/36	288,110	306,647
5.573%, due 03/01/36	227,500	243,631
5.583%, due 02/01/36	547,746	586,184
5.598%, due 12/01/35	289,095	309,840
5.649%, due 03/01/36	358,772	384,455
5.723%, due 03/01/36	456,127	489,801
5.861%, due 06/01/36	80,678	86,708
FNMA ARM COFI 4.683%, due 11/01/26	105,437	100,165
FNMA TBA 3.500%, TBA	7,000,000	7,039,375
4.000%, TBA	50,000,000	51,476,550
4.500%, TBA	7,000,000	7,335,783
Total federal national mortgage association certificates (cost—$87,925,875)		88,486,607
Collateralized mortgage obligations—28.30%
ARM Trust, Series 2005-5, Class 2A1 2.996%, due 09/25/35	455,644	352,081
Banc of America Funding Corp., Series 2005-D, Class A1 2.848%, due 05/25/35[4]	3,736,204	3,643,314
Series 2007-3, Class 2A1 5.500%, due 09/25/34	1,294,157	1,188,802
Banc of America Large Loan, Series 2010-HLTN, Class HLTN 2.011%, due 11/15/15[4,5]	2,684,252	2,470,597
Series 2010-UB5, Class A4A 5.641%, due 02/17/51[4,5]	2,500,000	2,688,316
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 3.531%, due 07/20/32[4]	6,759	6,674
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A 2.733%, due 10/25/33[4]	48,393	41,052
Series 2004-9, Class 2A1 3.028%, due 09/25/34[4]	1,081,314	856,358

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(Continued)
Series 2005-7, Class 22A1 2.937%, due 09/25/35[4]	1,613,271	$1,256,948
Series 2006-1, Class 21A2 3.016%, due 02/25/36[4]	1,685,234	886,034
Bear Stearns ARM Trust, Series 2003-1, Class 5A1 5.516%, due 04/25/33	38,611	37,722
Series 2003-1, Class 6A1 2.814%, due 04/25/33	100,977	99,110
Series 2003-5, Class 2A1 2.778%, due 08/25/33	673,863	670,503
Series 2004-3, Class 1A2 2.959%, due 07/25/34	497,742	428,227
Series 2004-6, Class 2A1 3.100%, due 09/25/34	2,343,063	2,021,707
Series 2004-7, Class 1A1 3.325%, due 10/25/34	655,070	517,847
Series 2004-9, Class 22A1 3.607%, due 11/25/34	69,363	69,139
Series 2005-2, Class A1 2.730%, due 03/25/35	2,210,418	2,113,203
Series 2005-5, Class A2 2.440%, due 08/25/35	3,894,524	3,700,444
Series 2005-9, Class A1 2.560%, due 10/25/35	1,712,725	1,542,023
Series 2005-10, Class A1 2.869%, due 10/25/35	879,141	877,406
Bear Stearns Commercial Mortgage Securities, Series 2006-BBA7, Class A1 0.371%, due 03/15/19[4,5]	3,646,318	3,598,936
Chase Mortgage Finance Corp., Series 2007-S6, Class 2A1 5.500%, due 12/25/22	3,255,976	3,281,526
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A 5.346%, due 08/25/35[4]	4,793,804	4,816,253
Series 2005-6, Class A2 2.560%, due 08/25/35[4]	258,122	232,835
Series 2005-6, Class A3 2.210%, due 08/25/35[4]	47,041	44,533
Series 2005-11, Class A1A 2.820%, due 12/25/35[4]	1,093,380	1,003,518
Series 2006-AR1, Class 1A1 2.690%, due 10/25/35[4]	5,659,247	4,965,084
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	415,865	426,712
Series 2005-62, Class 2A1 1.323%, due 12/25/35[4]	745,706	496,540
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	1,631,354	1,268,141
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-R4, Class 2A 6.500%, due 01/25/34[4,5]	1,404,872	1,431,105

	Face amount[1]	Value
Collateralized mortgage obligations—(Continued)
Series 2004-12, Class 11A1 2.984%, due 08/25/34[4]	795,604	$590,714
Series 2004-12, Class 11A2 2.984%, due 08/25/34[4]	511,460	404,784
Series 2004-12, Class 12A1 2.945%, due 08/25/34[4]	196,421	166,549
Series 2005-HYB9, Class 5A1 5.250%, due 02/20/36[4]	490,005	339,888
FHLMC REMIC,** Series 1278, Class K 7.000%, due 05/15/22	109,220	121,421
Series 1367, Class KA 6.500%, due 09/15/22	2,245	2,462
Series 1502, Class PX 7.000%, due 04/15/23	593,409	601,302
Series 1503, Class PZ 7.000%, due 05/15/23	210,001	212,791
Series 1534, Class Z 5.000%, due 06/15/23	214,309	214,208
Series 1548, Class Z 7.000%, due 07/15/23	158,061	161,559
Series 1562, Class Z 7.000%, due 07/15/23	251,784	281,636
Series 1694, Class Z 6.500%, due 03/15/24	114,079	122,699
Series 2061, Class Z 6.500%, due 06/15/28	438,272	464,250
Series 2400, Class FQ 0.761%, due 01/15/32[4]	197,139	197,385
Series 2579, Class DZ 5.000%, due 03/15/34	7,031,463	7,327,063
Series 2764, Class LZ 4.500%, due 03/15/34	2,718,478	2,722,109
Series 2764, Class ZG 5.500%, due 03/15/34	5,092,341	5,524,484
Series 2835, Class JZ 5.000%, due 08/15/34	3,737,283	4,006,024
Series 2921, Class PG 5.000%, due 01/15/35	6,200,000	6,493,737
Series 2983, Class TZ 6.000%, due 05/15/35	6,036,159	6,594,381
Series 3149, Class CZ 6.000%, due 05/15/36	8,406,213	9,301,354
Series G23, Class KZ 6.500%, due 11/25/23	160,357	179,661
Series T-054, Class 2A 6.500%, due 02/25/43	1,036,601	1,193,062
Series T-058, Class 2A 6.500%, due 09/25/43	3,899,160	4,487,689
Series T-075, Class A1 0.300%, due 12/25/36[4]	2,336,213	2,322,011
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 2.923%, due 08/25/35[4]	124,505	101,714

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(Continued)
FNMA REMIC,** Series 1991-065, Class Z 6.500%, due 06/25/21	9,765	$10,662
Series 1992-040, Class ZC 7.000%, due 07/25/22	25,373	28,448
Series 1992-129, Class L 6.000%, due 07/25/22	12,172	13,406
Series 1993-037, Class PX 7.000%, due 03/25/23	33,973	37,628
Series 1993-060, Class Z 7.000%, due 05/25/23	178,941	199,900
Series 1993-065, Class ZZ 7.000%, due 06/25/13	109,192	113,301
Series 1993-070, Class Z 6.900%, due 05/25/23	28,302	31,555
Series 1993-096, Class PZ 7.000%, due 06/25/23	177,936	198,698
Series 1993-160, Class ZB 6.500%, due 09/25/23	62,647	64,496
Series 1993-163, Class ZB 7.000%, due 09/25/23	16,358	17,586
Series 1994-023, Class PX 6.000%, due 08/25/23	309,280	340,642
Series 1998-066, Class FG 0.560%, due 12/25/28[4]	107,152	106,883
Series 1998-M7, Class Z 6.390%, due 05/25/36	249,584	256,218
Series 1999-W4, Class A9 6.250%, due 02/25/29	922,728	985,367
Series 2000-034, Class F 0.710%, due 10/25/30[4]	15,041	15,046
Series 2002-080, Class A1 6.500%, due 11/25/42	1,908,830	2,195,750
Series 2003-064, Class AH 6.000%, due 07/25/33	10,463,190	11,452,997
Series 2003-106, Class US 8.685%, due 11/25/23[6,7]	233,419	238,738
Series 2003-W8, Class 2A 7.000%, due 10/25/42	137,341	162,149
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	2,339,932	2,577,216
Series 2004-W8, Class 2A 6.500%, due 06/25/44	2,356,258	2,710,433
Series 2005-024, Class ZE 5.000%, due 04/25/35	1,522,469	1,587,255
Series 2005-116, Class TZ 5.500%, due 01/25/36	7,269,537	7,843,005
Series 2005-120, Class ZU 5.500%, due 01/25/36	7,930,404	8,554,130
Series 2006-065, Class GD 6.000%, due 07/25/26	2,800,000	3,117,372
GNMA REMIC, Trust Series 2000-009, Class FG 0.861%, due 02/16/30[4]	140,271	141,061
Trust Series 2002-031, Class FW 0.665%, due 06/16/31[4]	142,067	141,576

	Face amount[1]	Value
Collateralized mortgage obligations—(Continued)
Trust Series 2003-98, Class Z 6.000%, due 11/20/33	15,356,113	$16,975,196
Trust Series 2005-26, Class ZA 5.500%, due 01/20/35	6,610,877	6,738,281
GS Mortgage Securities Corp. II, Series 2007-EOP, Class A1 0.704%, due 03/06/20[4,5]	2,057,083	2,032,698
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.797%, due 09/25/35[4]	2,109,805	2,024,362
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A 0.611%, due 01/19/35[4]	140,684	96,921
Series 2005-4, Class 3A1 2.956%, due 07/19/35[4]	726,378	589,534
Housing Security, Inc., Series 1992-8, Class B 3.444%, due 06/25/24[4]	278,512	276,160
Lehman Brothers Mortgage Trust, Series 1991-2, Class A3 8.455%, due 01/20/17[4,8]	312,318	320,244
Residential Accredit Loans, Inc., Series 2006-Q03, Class A1 0.470%, due 04/25/46[4]	2,075,915	953,069
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 0.710%, due 12/25/36[4]	1,848,939	792,141
Residential Funding Mortgage Security I, Series 2004-S2, Class A1 5.250%, due 03/25/34	294,015	296,249
Series 2004-S9, Class 1A23 5.500%, due 12/25/34	2,300,000	2,193,397
Sequoia Mortgage Trust, Series 2005-4, Class 2A1 2.817%, due 04/20/35[4]	3,015,831	2,863,082
Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19	323,517	357,461
Series 2000-20K, Class 1 7.220%, due 11/01/20	541,871	600,618
Series 2001-P10B, Class 1 6.344%, due 08/10/11	134,147	137,597
Series 2002-20K, Class 1 5.080%, due 11/01/22	2,516,141	2,688,390
Series 2003-20I, Class 1 5.130%, due 09/01/23	491,053	525,006
Series 2003-20L, Class 1 4.890%, due 12/01/23	1,346,959	1,444,382
Series 2004-P10A, Class 1 4.504%, due 02/10/14	1,838,350	1,924,725
Series 2005-20H, Class 1 5.110%, due 08/01/25	1,721,792	1,844,943
Series 2007-20D, Class 1 5.320%, due 04/01/27	5,071,192	5,475,949

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(Concluded)
Structured ARM Loan Trust, Series 2004-8, Class 3A 2.604%, due 07/25/34	1,387,920	$1,278,323
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 0.921%, due 09/19/32[4]	447,291	398,817
Series 2006-AR3, Class 11A1 0.470%, due 04/25/36[4]	5,224,815	3,372,153
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	2,151,479	1,986,542
WaMu Mortgage Pass Through Certificates, Series 2002-AR6, Class A 1.723%, due 06/25/42[4]	61,516	53,138
Series 2005-AR1, Class A1A 0.580%, due 01/25/45[4]	165,170	142,395
Series 2005-AR2, Class 2A1A 0.570%, due 01/25/45[4]	196,386	175,446
Series 2006-AR2, Class 2A1 5.767%, due 03/25/37[4]	2,187,084	2,042,582
Series 2006-AR7, Class 3A 3.071%, due 07/25/46[4]	3,002,770	2,210,213
Series 2006-AR9, Class 1A 1.323%, due 08/25/46[4]	2,078,132	1,415,212
Series 2006-AR9, Class 2A 3.071%, due 08/25/46[4]	1,615,822	1,261,878
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 4.689%, due 12/25/33[4]	1,006,696	1,041,264
Series 2004-CC, Class A1 4.901%, due 01/25/35[4]	401,327	403,929
Series 2006-AR2, Class 2A1 3.077%, due 03/25/36[4]	2,580,091	2,295,074
Series 2006-AR8, Class 1A1 2.840%, due 04/25/36[4]	1,064,735	1,011,466
Total collateralized mortgage obligations (cost—$207,844,089)		214,547,982
Asset-backed securities—2.90%
Commercial Mortgage Pass-Through Certificates 2010-UD1 5.949%, due 12/18/49[5]	1,200,000	1,287,556
Countrywide Asset-Backed Certificates, Series 2007-5, Class 2A1 0.360%, due 09/25/47[4]	627,913	616,295
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[9]	740,301	476,766
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 1.081%, due 09/15/29[4]	60,720	49,476

	Face amount[1]		Value
Asset-backed securities—(Concluded)
EFS Volunteer LLC, Series 2010-1, Class A1 1.160%, due 10/26/26[4,5]		914,026	$912,004
Ford Credit Auto Owner Trust, Series 2008-C, Class A3 1.681%, due 06/15/12[4]		1,204,339	1,207,281
Landmark V CDO Ltd. Series 2005-1A, Class A1L 0.596%, due 06/01/17[4,5]		2,760,119	2,658,684
Mid-State Trust Series 4, Class A 8.330%, due 04/01/30		304,723	314,838
SLC Student Loan Trust, Series 2008-2, Class A2 0.752%, due 06/15/17[4]		7,864,650	7,865,062
SLM Student Loan Trust, Series 2008-9, Class A 1.803%, due 04/25/23[4]		6,385,391	6,595,112
Total asset-backed securities (cost—$21,965,128)			21,983,074
Corporate notes—32.03%
Airlines—1.05%
American Airlines Pass Through Trust 2009-1A 10.375%, due 07/02/19		2,938,575	3,518,944
Continental Airlines Pass Through Trust 2009-2, Series A 7.250%, due 11/10/19		194,475	215,867
Northwest Airlines, Series 2000-1, Class G 7.150%, due 10/01/19		3,802,397	3,811,903
United Air Lines, 1991 Equipment Trust 10.360%, due 11/27/12[6,10]		231,906	1,299
United Air Lines, 2000 Pass Through Trust, Series 2000-1, Class B 8.030%, due 07/01/11*,6		382,620	390,272
			7,938,285
Auto & truck—0.33%
Daimler International Finance BV 7.750%, due 03/26/12	EUR	1,700,000	2,468,564
Banking-non-US—5.63%
Banco Mercantil del Norte SA 4.375%, due 07/19/15[5]		1,800,000	1,840,225
Banco Santander Brasil SA 4.250%, due 01/14/16[5]		3,500,000	3,453,940
Barclays Bank PLC 7.434%, due 12/15/17[4,5,11]		1,000,000	972,500
Depfa ACS Bank 3.250%, due 02/15/12	EUR	5,500,000	7,416,559
Export-Import Bank of Korea 5.125%, due 06/29/20		400,000	406,367
5.875%, due 01/14/15		2,600,000	2,832,960

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]		Value
Corporate notes—(Continued)
Banking-non-US—(Concluded)
HSBC Bank PLC 1.625%, due 08/12/13[5]		2,000,000	$2,002,604
ICICI Bank Ltd. 5.000%, due 01/15/16[6]		2,500,000	2,519,000
5.500%, due 03/25/15[5]		3,000,000	3,128,793
6.625%, due 10/03/12[5]		1,000,000	1,069,771
ING Bank N.V. 3.900%, due 03/19/14[5]		2,000,000	2,141,716
Intesa Sanpaolo SpA 3.625%, due 08/12/15[5]		3,800,000	3,597,323
LBG Capital No.1 PLC 8.000%, due 06/15/20[4,5,11]		600,000	534,000
8.500%, due 12/17/21[4,5,8,11]		2,400,000	2,114,170
LBG Capital No.2 PLC, Series 27 9.125%, due 07/15/20	GBP	3,000,000	4,421,107
Santander US Debt SA Unipersonal 1.103%, due 03/30/12[4,5]		4,300,000	4,253,190
			42,704,225
Banking-US—1.39%
Bank of America Corp. 5.750%, due 12/01/17		3,200,000	3,350,608
CIT Group, Inc. 7.000%, due 05/01/13		2,500,000	2,553,125
7.000%, due 05/01/14[12]		1,300,000	1,324,375
Credit Suisse New York MTN 5.000%, due 05/15/13		2,700,000	2,892,354
JPMorgan Chase Bank N.A. 0.632%, due 06/13/16[4]		400,000	381,704
			10,502,166
Chemicals—0.99%
Lyondell Chemical Co. 11.000%, due 05/01/18		6,600,000	7,524,000
Computers—0.54%
Hewlett-Packard Co. 2.250%, due 05/27/11[12]		4,100,000	4,129,442
Diversified financials—3.54%
Citigroup Capital XXI 8.300%, due 12/21/57[4]		2,700,000	2,818,125
General Electric Capital Corp. MTN 1.184%, due 05/22/13[4]		3,500,000	3,522,466
Goldman Sachs Group, Inc. 0.703%, due 07/22/15[4]		300,000	289,014
0.753%, due 03/22/16[4]		1,200,000	1,143,445
0.803%, due 01/12/15[4]		1,100,000	1,073,918
1.347%, due 02/04/13[4]	EUR	1,400,000	1,888,695
3.700%, due 08/01/15		1,700,000	1,728,550
5.150%, due 01/15/14		4,500,000	4,886,014
Lehman Brothers Holdings, Inc. MTN 5.625%, due 01/24/13[10]		4,500,000	1,119,375
Macquarie Bank Ltd. 2.600%, due 01/20/12[5]		900,000	918,203

	Face amount[1]		Value
Corporate notes—(Continued)
Diversified financials—(Concluded)
Merrill Lynch & Co. MTN 6.875%, due 04/25/18		6,700,000	$7,426,206
			26,814,011
Diversified operations—0.51%
Sinochem Overseas Capital Co. Ltd. 4.500%, due 11/12/20[5,12]		1,900,000	1,851,476
6.300%, due 11/12/40[5]		2,000,000	1,990,432
			3,841,908
Electric utilities—0.77%
NRG Energy, Inc. 7.250%, due 02/01/14		3,800,000	3,878,394
PSE&G Power LLC 5.000%, due 04/01/14		1,800,000	1,946,448
			5,824,842
Electric-generation—0.93%
Korea Hydro & Nuclear Power Co. Ltd. 6.250%, due 06/17/14[5]		6,278,000	6,958,993
6.250%, due 06/17/14		100,000	110,847
			7,069,840
Electric-integrated—1.01%
Centrais Eletricas Brasileiras SA 6.875%, due 07/30/19[5]		200,000	223,000
Puget Energy, Inc. 6.500%, due 12/15/20[5]		7,600,000	7,437,208
			7,660,208
Finance-noncaptive diversified—0.75%
Ford Motor Credit Co. LLC 7.500%, due 08/01/12		200,000	213,542
8.000%, due 06/01/14		800,000	895,827
8.700%, due 10/01/14		4,000,000	4,588,568
			5,697,937
Financial services—3.97%
Ally Financial, Inc. 5.375%, due 06/06/11		1,423,000	1,435,451
6.000%, due 12/15/11		3,000,000	3,082,500
6.625%, due 05/15/12		400,000	417,500
7.250%, due 03/02/11		1,300,000	1,304,961
Citigroup, Inc. 2.013%, due 05/15/18[4]		900,000	893,976
2.312%, due 08/13/13[4]		2,100,000	2,145,333
4.587%, due 12/15/15		400,000	417,689
8.500%, due 05/22/19		6,400,000	7,833,978
HSBC Finance Corp. 6.676%, due 01/15/21[5]		1,400,000	1,450,907
Morgan Stanley MTN 1.331%, due 11/29/13[4]	EUR	5,900,000	7,708,734
SLM Corp. 0.502%, due 03/15/11[4]		2,600,000	2,588,495
5.375%, due 01/15/13		800,000	832,394
			30,111,918

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]		Value
Corporate notes—(Continued)
Health care—0.98%
HCA, Inc. 9.250%, due 11/15/16		3,800,000	$4,089,750
9.625%, due 11/15/16[13]		3,100,000	3,344,125
			7,433,875
Insurance—3.49%
American International Group, Inc. 8.175%, due 05/15/68[4,12]		6,400,000	7,136,000
8.250%, due 08/15/18		4,100,000	4,831,961
8.625%, due 05/22/38[4]	GBP	1,600,000	2,742,368
American International Group, Inc. MTN 4.000%, due 09/20/11	EUR	1,500,000	2,054,403
Progressive Corp. 6.700%, due 06/15/37[4]		2,800,000	2,989,000
Prudential Financial, Inc. MTN 6.000%, due 12/01/17		6,000,000	6,723,654
			26,477,386
Media—0.21%
Historic TW, Inc. 9.125%, due 01/15/13		1,400,000	1,593,579
Media-cable—0.03%
DISH DBS Corp. 6.375%, due 10/01/11		200,000	205,250
Oil refining—0.04%
Valero Energy Corp. 6.625%, due 06/15/37		300,000	307,739
Oil services—1.65%
BP Capital Markets PLC 0.442%, due 04/11/11[4]		700,000	700,095
3.625%, due 05/08/14[12]		200,000	209,586
BP Capital Markets PLC MTN 2.750%, due 02/27/12		200,000	202,406
Cameron International Corp. 6.375%, due 07/15/18		8,400,000	9,305,570
El Paso Corp. 7.000%, due 06/15/17		1,700,000	1,832,430
TNK-BP Finance SA 7.875%, due 03/13/18		200,000	225,120
			12,475,207
Paper & forest products—0.08%
Celulosa Arauco y Constitucion SA 7.250%, due 07/29/19		500,000	567,421
Paper & packaging—0.43%
Georgia-Pacific LLC 9.500%, due 12/01/11		3,100,000	3,293,750
Retail—0.47%
Macy's Retail Holdings, Inc. 8.375%, due 07/15/15[9]		3,100,000	3,596,000

	Face amount[1]		Value
Corporate notes—(Concluded)
Special purpose entity—0.32%
Canada Housing Trust No. 1 2.450%, due 12/15/15[5]	CAD	500,000	$492,910
IPIC GMTN Ltd. 3.125%, due 11/15/15[5]		2,000,000	1,940,108
			2,433,018
Steel producers/products—0.18%
CSN Resources SA 6.500%, due 07/21/20[5]		1,000,000	1,062,500
GTL Trade Finance, Inc. 7.250%, due 10/20/17[5]		300,000	331,125
			1,393,625
Telephone-integrated—1.21%
Deutsche Telekom International Finance BV 7.125%, due 09/26/12	GBP	5,300,000	9,157,955
Tobacco—0.22%
Reynolds American, Inc. 7.250%, due 06/15/37		1,600,000	1,635,952
Wireless telecommunications—1.31%
America Movil SAB de CV 3.625%, due 03/30/15		2,500,000	2,588,823
Cellco Partnership/Verizon Wireless Capital LLC 3.750%, due 05/20/11		7,300,000	7,370,481
			9,959,304
Total corporate notes (cost—$234,651,783)			242,817,407
Loan assignments[4]—2.40%
Auto & truck—0.33%
Ford Motor Co., Term Loan B1 3.020%, due 02/15/11		2,493,247	2,496,837
Cable—0.40%
Charter Communications Operating, LLC Extended Term Loan 3.560%, due 03/31/11		2,992,443	3,001,420
Diversified financials—0.38%
AGFS Funding Co., Term Loan B 7.250%, due 02/28/11		2,000,000	2,028,500
First Data Corp. Term Loan B2 3.010%, due 02/24/11		934,130	882,603
			2,911,103
Finance-noncaptive consumer—0.40%
CIT Group, Inc. Term Loan 3 6.250%, due 03/14/11		3,000,000	3,070,890
Health care—0.82%
Biomet, Inc. Term Loan B 3.260%, due 02/25/11		718,621	719,857
Fresenius Term Loan B 1.375%, due 03/31/13		2,411,655	2,401,478

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]		Value
Loan assignments[4]—(Concluded)
Health care—(Concluded)
3.260%, due 02/28/11		156,298	$156,567
3.303%, due 03/25/11		2,905,543	2,910,541
			6,188,443
Raw materials/paper—0.07%
Georgia-Pacific Corp. New Term Loan B 2.302%, due 03/10/11		533,428	534,661
2.303%, due 03/31/11		13,894	13,926
			548,587
Total loan assignments (cost—$17,881,428)			18,217,280
Non-US government obligations—4.67%
Emirate of Abu Dhabi 6.750%, due 04/08/19[5]		2,300,000	2,656,500
Federal Republic of Brazil 6.000%, due 01/17/17		5,500,000	6,195,750
Government of Norway 6.500%, due 05/15/13	NOK	19,887,000	3,731,889
Notas do Tesouro Nacional, Series F 10.000%, due 01/01/12	BRL	1,356,000	797,586
10.000%, due 01/01/17	BRL	28,400,000	15,104,268
State of Qatar 4.000%, due 01/20/15[5]		4,300,000	4,472,000
5.250%, due 01/20/20[5]		2,100,000	2,215,500
6.400%, due 01/20/40[5]		200,000	210,000
Total non-US government obligations (cost—$33,835,892)			35,383,493
Municipal bonds and notes—2.77%
Education—1.28%
Clark County School District, Limited Tax (Building), Series A 5.000%, due 06/15/19		300,000	320,544
Los Angeles Unified School District Refunding, Series A-1 (NATL-RE Insured) 4.500%, due 07/01/25		3,200,000	2,929,024
4.500%, due 01/01/28		3,800,000	3,253,788
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25		100,000	101,167
University of Toledo General Receipts Bonds (Build America Bonds) 6.750%, due 06/01/22		2,000,000	2,181,880
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (AGM Insured) 4.980%, due 01/01/21[14]		1,600,000	956,128
			9,742,531

	Face amount[1]	Value
Municipal bonds and notes—(Concluded)
General obligation—0.34%
California State Build America Bonds 7.500%, due 04/01/34	1,400,000	$1,438,794
Cook County Build America Bonds (Recovery Zone Economic Development) 6.360%, due 11/15/33	1,200,000	1,119,468
		2,558,262
Tobacco—0.20%
Buckeye Tobacco Settlement Financing Authority (Asset Backed Series Turbo), Series A-2 5.875%, due 06/01/47	500,000	326,820
Tobacco Settlement Funding Corp., Louisiana, Series 2001-B 5.875%, due 05/15/39	1,075,000	984,560
Tobacco Settlement Funding Corp., Rhode Island, Series A 6.250%, due 06/01/42	200,000	175,352
		1,486,732
Transportation—0.71%
Bay Area Toll Authority Toll Bridge Revenue (Build America Bonds) 6.263%, due 04/01/49	1,500,000	1,514,055
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C 6.875%, due 11/01/38	3,100,000	3,171,021
Port Authority of New York & New Jersey Consolidated (One Hundred Fifty-Eight) 5.859%, due 12/01/24	700,000	699,167
		5,384,243
Utilities—0.24%
Cincinnati Water System Revenue (Build America Bonds), Series B 6.458%, due 12/01/34	100,000	102,855
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	1,737,298
		1,840,153
Total municipal bonds and notes (cost—$20,944,270)		21,011,921
	Number of shares
Preferred stock[15]—0.88%
Commercial banks—0.88%
Wells Fargo & Co. (cost—$3,810,820)	6,400	6,672,000

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]	Value
Certificates of deposit—0.50%
Banking-non-US—0.50%
Banco Bradesco SA 1.955%, due 01/24/13[6,16] (cost—$3,800,000)	3,800,000	$3,800,000
Short-term US government obligations[17]—0.07%
US Treasury Bills 0.178%, due 06/09/11	361,000	360,799
0.178%, due 07/14/11	140,000	139,895
Total short-term US government obligations (cost—$500,660)		500,694
Repurchase agreements—2.02%
Repurchase agreement dated 01/31/11 with Morgan Stanley & Co., 0.230% due 02/01/11, collateralized by $13,820,000 US Treasury Notes, 1.750% due 07/31/15; (value—$13,886,941); proceeds: $13,600,087	13,600,000	13,600,000
Repurchase agreement dated 01/31/11 with State Street Bank & Trust Co., 0.010% due 02/01/11, collateralized by $1,778,154 US Treasury Notes, 0.375% to 2.750% due 10/31/12 to 02/15/19; (value—$1,775,838); proceeds: $1,741,000	1,741,000	1,741,000
Total repurchase agreements (cost—$15,341,000)		15,341,000

	Number of shares	Value
Investment of cash collateral from securities loaned—1.08%
Money market fund—1.08%
UBS Private Money Market Fund LLC[18] (cost—$8,151,915)	8,151,915	$8,151,915
Total investments before investments sold short (cost—$815,133,062)—109.59%		830,770,006
	Face amount[1]
Investment sold short—(0.39)%
FNMA TBA** 4.000%, TBA (proceeds—$2,972,812)—(0.39)%	(3,000,000)	(2,973,282)
Liabilities in excess of other assets—(9.20)%		(69,714,832)
Net assets—100.00%		$758,081,892

Aggregate cost for federal income tax purposes before investments sold short, was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$33,432,183
Gross unrealized depreciation	(17,795,239)
Net unrealized appreciation	$15,636,944

*  Non-income producing security.

**  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  In US Dollars unless otherwise indicated.

2  Partial amount delivered to broker as collateral for futures transactions.

3  Entire amount designated as collateral for investments sold short.

4  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2011 and changes periodically.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 10.08% of net assets as of January 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Illiquid securities representing 0.92% of net assets as of January 31, 2011.

7  Inverse variable rate security. The interest rate shown is the current rate as of January 31, 2011 and changes periodically.

8  Security is being fair valued by a valuation committee under the direction of the board of trustees.

9  Step bond that converts to the noted fixed rate at a designated future date.

10  Bond interest in default.

11  Perpetual bond security. The maturity date reflects the next call date.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

12  Security, or portion thereof, was on loan at January 31, 2011.

13  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

14  Zero coupon bond. The interest rate represents the annualized yield at date of purchase.

15  Non cumulative preferred stock. Convertible until 12/31/49.

16  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.50% of net assets as of January 31, 2011, is considered illiquid and restricted.

Illiquid and restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 01/31/11	Value as a percentage of net assets
Banco Bradesco SA	01/19/11	$3,800,000	0.50%	$3,800,000	0.50%

17  Rates shown are the discount rates at date of purchase.

18  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the six months ended 01/31/11	Sales during the six months ended 01/31/11	Value at 01/31/11	Net income earned from affiliate for the six months ended 01/31/11
UBS Private Money Market Fund LLC	$196,020	$53,355,388	$45,399,493	$8,151,915	$2,337

AGM  Assured Guaranty Municipal Corporation

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of January 31, 2011.

BRL  Brazilian Real

CAD  Canadian Dollar

CDO  Collateralized Debt Obligation

COFI  Cost of Funds Index

EUR  Euro

FHA  Federal Housing Administration

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GBP  Great Britain Pound

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

GS  Goldman Sachs

MTN  Medium Term Note

NATL-RE  National Reinsurance

NOK  Norwegian Krone

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

Written options

Number of contracts	Call options written	Expiration dates	Premiums received	Current value	Unrealized appreciation (depreciation)
531	10 Year US Treasury Note, strike @ $123	02/18/11	$97,670	$(99,563)	$(1,893)
	Put options written
97	10 Year US Treasury Note, strike @ $117	02/18/11	34,497	(6,063)	28,434
434	10 Year US Treasury Note, strike @ $118	02/18/11	120,102	(61,031)	59,071
			$154,599	$(67,094)	$87,505
			$252,269	$(166,657)	$85,612

Written option activity for the six months ended January 31, 2011 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2010	—	$—
Options written	1,086	262,445
Options terminated in closing purchase transactions	(24)	(10,176)
Options outstanding at January 31, 2011	1,062	$252,269

Swaptions6

Notional amount (000)	Put options written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized depreciation
$60,000	USD 3 Month LIBOR[19] Interest
	Rate Swap, strike @ 2.250%;
	underlying interest rate swap
	terminating 09/26/14	Royal Bank of Scotland PLC	Pay	09/24/12	$318,000	$(686,268)	$(368,268)

19  3 Month LIBOR (USD on London Interbank Offered Rate) at January 31, 2011 was 0.304%.

LIBOR  London Interbank Offered Rate

Currency type abbreviation:

USD  United States Dollar

Swaption activity for the six months ended January 31, 2011 was as follows:

	Notional amount (000)	Premiums received
Swaptions outstanding at July 31, 2010	$120,400	$707,790
Swaptions written	121,400	513,977
Swaptions terminated in closing purchase transactions	(181,800)	(903,767)
Swaptions outstanding at January 31, 2011	$60,000	$318,000

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration date	Cost	Current value	Unrealized appreciation
196	USD	90 Day Euro Dollar Futures	December 2011	$48,659,450	$48,676,600	$17,150

Currency type abbreviation:

USD  United States Dollar

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Bank of America N.A.	TWD	359,000	USD	11,801	04/06/11	$(578)
Bank of America N.A.	USD	112,624	AUD	114,000	04/29/11	(232)
Bank of America N.A.	USD	2,253,240	SGD	3,030,000	03/09/11	115,336
Barclays Bank PLC Wholesale	USD	7,626,043	EUR	5,558,000	02/03/11	(16,405)
Barclays Capital	BRL	27,454,035	USD	16,181,796	04/04/11	(60,792)
Barclays Capital	MXN	318,429	USD	24,802	02/22/11	(1,403)
Barclays Capital	MYR	2,810,000	USD	916,778	02/07/11	(825)
Barclays Capital	USD	16,302,871	BRL	27,454,035	03/02/11	55,369
Barclays Capital	USD	1,900,000	IDR	17,474,300,000	10/31/11	(47,418)
Barclays Capital	USD	474,519	INR	21,443,530	03/09/11	(10,533)
Barclays Capital	USD	905,251	MYR	2,810,000	02/07/11	12,352
Barclays Capital	USD	614,955	MYR	1,900,000	08/11/11	(2,035)
Citibank N.A.	BRL	21,022,545	USD	12,327,046	03/02/11	(199,048)
Citibank N.A.	EUR	38,641,000	USD	52,152,212	04/19/11	(702,558)
Citibank N.A.	MYR	3,650,000	USD	1,191,670	02/07/11	(233)
Citibank N.A.	USD	230,067	DKK	1,260,000	02/07/11	1,349
Citibank N.A.	USD	9,819,668	EUR	7,295,000	04/19/11	158,737
Citibank N.A.	USD	1,188,863	MYR	3,650,000	02/07/11	3,040
Citibank N.A.	USD	1,183,035	MYR	3,650,000	08/11/11	(5,582)
Citibank N.A.	USD	12,517,648	NOK	72,610,000	02/07/11	51,513
Deutsche Bank AG London	CAD	561,000	USD	557,001	02/17/11	(3,061)
Deutsche Bank AG London	MYR	1,730,000	USD	565,507	02/07/11	578
Deutsche Bank AG London	TWD	1,821,097	USD	60,909	04/06/11	(1,890)
Deutsche Bank AG London	USD	10,400,000	CNY	62,712,000	01/28/15	(327,677)
Deutsche Bank AG London	USD	3,100,000	INR	139,407,000	03/09/11	(83,566)
Deutsche Bank AG London	USD	557,435	MYR	1,730,000	02/07/11	7,494
Deutsche Bank AG London	USD	1,540,000	MYR	4,779,390	05/11/11	10,894
Deutsche Bank AG London	USD	561,896	SGD	751,059	03/09/11	25,213
Deutsche Bank AG London	USD	3,927,797	SGD	5,119,360	06/09/11	74,488
Deutsche Bank AG London	USD	3,800,000	TWD	108,186,000	01/11/12	(33,714)
HSBC Bank USA	BRL	6,431,490	USD	3,778,784	03/02/11	(53,362)
HSBC Bank USA	MXN	318,429	USD	25,582	07/07/11	(331)
HSBC Bank USA	MYR	1,108,385	USD	362,810	02/07/11	868
HSBC Bank USA	USD	3,801,117	BRL	6,431,490	02/02/11	57,121
HSBC Bank USA	USD	25,878	MXN	318,429	02/22/11	326
HSBC Bank USA	USD	362,312	MYR	1,108,385	02/07/11	(370)
HSBC Bank USA	USD	360,158	MYR	1,108,385	08/11/11	(2,604)
JPMorgan Chase Bank	MYR	808,385	USD	264,132	02/07/11	155
JPMorgan Chase Bank	TWD	367,951	USD	12,160	04/06/11	(529)
JPMorgan Chase Bank	USD	260,000	BRL	451,750	02/02/11	11,004
JPMorgan Chase Bank	USD	260,458	MYR	808,385	02/07/11	3,519
JPMorgan Chase Bank	USD	194,710	MYR	600,000	08/11/11	(1,157)
JPMorgan Chase Bank	USD	467,463	SGD	630,000	03/09/11	25,013
Royal Bank of Canada	BRL	3,625,139	USD	2,102,505	02/02/11	(72,209)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Royal Bank of Canada	DKK	40,440,000	USD	7,525,947	02/07/11	$98,621
Royal Bank of Canada	USD	7,291,459	DKK	39,180,000	02/07/11	(95,548)
Royal Bank of Scotland PLC	BRL	3,258,101	USD	1,875,598	02/02/11	(78,931)
Royal Bank of Scotland PLC	EUR	5,558,000	USD	7,602,605	02/03/11	(7,033)
Royal Bank of Scotland PLC	GBP	10,439,000	USD	16,318,819	03/21/11	(396,868)
Royal Bank of Scotland PLC	JPY	792,757,000	USD	9,519,736	04/14/11	(143,952)
Royal Bank of Scotland PLC	MYR	920,000	USD	300,732	02/07/11	307
Royal Bank of Scotland PLC	SGD	600,000	USD	466,527	03/09/11	(2,498)
Royal Bank of Scotland PLC	USD	3,920,657	AUD	4,010,000	04/29/11	32,772
Royal Bank of Scotland PLC	USD	7,595,674	EUR	5,558,000	04/19/11	6,790
Royal Bank of Scotland PLC	USD	1,867,239	IDR	17,514,700,000	10/31/11	(10,374)
Royal Bank of Scotland PLC	USD	266,667	INR	12,000,000	03/09/11	(7,015)
Royal Bank of Scotland PLC	USD	297,090	MYR	920,000	02/07/11	3,335
Royal Bank of Scotland PLC	USD	564,238	SGD	760,000	03/09/11	29,861
Royal Bank of Scotland PLC	USD	466,661	SGD	600,000	09/09/11	2,454
						$(1,581,822)

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CNY  Chinese Yuan Renminbi

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio	Payments received by the Portfolio	Upfront payments received	Value	Unrealized appreciation
Barclays Bank PLC	AUD	10,700	12/15/20	5.135%[20]	6.000%	$121,681	$(8,769)	$112,912

20  Rate based on 6 Month LIBOR (AUD on London Interbank Offered Rate).

AUD  Australian Dollar

LIBOR  London Interbank Offered Rate

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

Credit default swaps on credit indices—buy protection21

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio	Payments received by the Portfolio	Upfront payments received	Value	Unrealized depreciation
Bank of America N.A.	USD	1,600	06/20/15	1.000%[22]	—[23]	$6,673	$(15,826)	$(9,153)
Credit Suisse First Boston	USD	700	06/20/15	1.000[22]	—[23]	2,919	(6,924)	(4,005)
Morgan Stanley Capital Services, Inc.	USD	1,500	06/20/15	1.000[22]	—[23]	6,255	(14,836)	(8,581)
						$15,847	$(37,586)	$(21,739)

21  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

22  Payments made are based on the notional amount.

23  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the CDX.1G14 Index.

USD  United States Dollar

Credit default swaps on corporate issues—buy protection24

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio	Payments received by the Portfolio	Upfront payments made	Value	Unrealized appreciation (depreciation)
Barclays Bank PLC	USD	3,100	09/20/15	7.150%[25]	—[26]	$—	$(787,064)	$(787,064)
Citibank N.A.	USD	5,000	12/20/11	2.470[25]	—[27]	—	(98,669)	(98,669)
Citibank N.A.	USD	300	12/20/13	3.400[25]	—[28]	—	(23,464)	(23,464)
Credit Suisse First Boston	USD	1,400	03/20/13	1.450[25]	—[29]	—	(35,752)	(35,752)
Deutsche Bank AG	USD	3,200	12/20/17	1.020[25]	—[30]	—	128,133	128,133
Deutsche Bank AG	USD	1,000	06/20/18	1.370[25]	—[31]	(45,996)	27,761	(18,235)
Deutsche Bank AG	USD	8,400	09/20/18	0.820[25]	—[32]	—	64,755	64,755
						$(45,996)	$(724,300)	$(770,296)

24  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

25  Payments made are based on the notional amount.

26  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Macy's Retail Holdings, Inc. bond, 8.375%, due 07/15/15.

27  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Wells Fargo & Co. bond 0.488%, due 10/28/15.

28  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Valero Energy Corp. bond, 8.750%, due 06/15/30.

29  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Time Warner, Inc. bond, 9.125%, due 01/15/13.

30  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Bank of America Corp. bond, 5.750%, due 12/01/17.

31  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Merrill Lynch & Co. bond, 6.875%, due 04/25/18.

32  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Cameron International Corp. bond, 6.375%, due 07/15/18.

USD  United States Dollar

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

Credit default swaps on corporate and sovereign issues—sell protection33

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio	Payments received by the Portfolio	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[34]
Barclays Bank PLC	EUR	300	06/20/12	—[35]	1.000%[36]	$32,958	$4,677	$37,635	0.14%
Barclays Bank PLC	EUR	500	06/20/15	—[35]	1.000[36]	75,251	12,087	87,338	0.59
Barclays Bank PLC	USD	3,900	03/20/13	—[37]	2.030[36]	—	117,269	117,269	0.61
BNP Paribas	USD	1,000	12/20/12	—[39]	2.870[36]	—	31,502	31,502	1.33
Citibank N.A.	USD	1,800	03/20/14	—[40]	5.000[36]	88,920	205,118	294,038	1.39
Citibank N.A.	USD	200	06/20/15	—[35]	5.000[36]	(3,642)	37,516	33,874	0.58
Credit Suisse First Boston	USD	1,200	06/20/15	—[35]	5.000[36]	(18,409)	225,094	206,685	0.58
Deutsche Bank AG	USD	3,000	03/20/13	—[37]	2.073[36]	—	92,954	92,954	0.61
Deutsche Bank AG	USD	800	03/20/15	—[41]	1.000[36]	(13,030)	16,126	3,096	0.50
Deutsche Bank AG	USD	900	03/20/16	—[41]	1.000[36]	(20,248)	19,312	(936)	0.56
Deutsche Bank AG	USD	700	06/20/15	—[35]	5.000[36]	(24,474)	131,305	106,831	0.58
Deutsche Bank AG	USD	200	12/20/12	—[39]	2.900[36]	—	6,413	6,413	1.33
HSBC Bank USA	USD	7,800	09/20/11	—[38]	1.000[36]	(12,142)	20,225	8,083	0.66
						$105,184	$919,598	$1,024,782

33  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

34  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative or other credit event occurring. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

35  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the BP Capital Markets America bond, 4.200%, due 06/15/18.

36  Payments received are based on the notional amount.

37  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the MetLife, Inc. bond, 5.000%, due 06/15/15.

38  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Export-Import Bank of Korea bond, 5.250%, due 02/10/14.

39  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the SLM Corp. bond, 5.125%, due 08/27/12.

40  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the El Paso Corp. bond, 6.875%, due 06/15/14.

41  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Australian Government bond, 6.500%, due 05/15/13.

EUR  Euro

USD  United States Dollar

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of January 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$151,834,657	$—	$151,834,657
Government national mortgage association certificates	—	204,857	—	204,857
Federal home loan mortgage corporation certificates	—	257,615	1,504,019	1,761,634
Federal housing administration certificates	—	—	55,485	55,485
Federal national mortgage association certificates	—	88,386,442	100,165	88,486,607
Collateralized mortgage obligations	—	214,227,738	320,244	214,547,982
Asset-backed securities	—	21,983,074	—	21,983,074
Corporate notes	—	240,703,237	2,114,170	242,817,407
Loan assignments	—	18,217,280	—	18,217,280
Non-US government obligations	—	35,383,493	—	35,383,493
Municipal bonds and notes	—	21,011,921	—	21,011,921
Preferred stock	6,672,000	—	—	6,672,000
Certificates of deposit	—	3,800,000	—	3,800,000
Short-term US government obligations	—	500,694	—	500,694
Repurchase agreements	—	15,341,000	—	15,341,000
Investment of cash collateral from securities loaned	—	8,151,915	—	8,151,915
Federal national mortgage association certificates sold short	—	(2,973,282)	—	(2,973,282)
Written options, net	(166,657)	—	—	(166,657)
Swaptions, net	—	(686,268)	—	(686,268)
Futures contracts, net	17,150	—	—	17,150
Forward foreign currency contracts, net	—	(1,581,822)	—	(1,581,822)
Swap agreements, net	—	148,943	—	148,943
Total	$6,522,493	$814,911,494	$4,094,083	$825,528,070

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the six months ended January 31, 2011:

	Federal home loan mortgage corporation certificate	Federal housing administration certificates	Federal national mortgage association certificate	Collateralized mortgage obligation	Corporate note	Total
Beginning balance	$1,464,731	$57,642	$117,773	$356,174	$—	$1,996,320
Net purchases/(sales)	(24,451)	(2,291)	(13,526)	(26,001)	—	(66,269)
Accrued discounts/(premiums)	—	(18)	—	—	—	(18)
Total realized gain/(loss)	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation	63,739	152	(4,082)	(9,929)	—	49,880
Net transfers in/(out) of Level 3	—	—	—	—	2,114,170	2,114,170
Ending balance	$1,504,019	$55,485	$100,165	$320,244	$2,114,170	$4,094,083

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2011 was $49,880.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	85.7%
Brazil	3.6
Netherlands	1.7
United Kingdom	1.3
South Korea	1.2
Ireland	0.9
Qatar	0.8
India	0.8
Cayman Islands	0.6
Mexico	0.5
Spain	0.5
British Virgin Islands	0.5
Norway	0.4
Italy	0.4
Switzerland	0.3
United Arab Emirates	0.3
Luxembourg	0.2
Australia	0.1
Chile	0.1
Canada	0.1
Total	100.0%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance

For the six months ended January 31, 2011, the Portfolio's Class P shares declined 2.16%, before the deduction of the maximum PACE Select program fee. (Class P shares declined 3.14%, after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays Capital US Municipal 3-15 Year Blend Index (the "benchmark") declined 1.76%, and the Lipper Intermediate Municipal Debt Funds category posted a median decline of 2.09%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 58. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

During the reporting period, the Portfolio underperformed its benchmark. Our duration positioning detracted from returns, while our revenue bond security selection and broad sector allocation contributed positively to performance. (Duration measures a portfolio's sensitivity to interest rate changes.)

The municipal bond market came under pressure during the reporting period amidst a backdrop of rising US Treasury bond yields and a supply-and-demand imbalance. Surging mutual fund redemptions sparked broad-based selling, and contributed to a large supply of bonds with limited buying support. The looming expiration of the Build America Bonds program also drove municipal yields higher, as investor expectations of a large future supply of longer dated, tax-exempt bonds grew. These technical factors dominated the return landscape for the municipal bond market.

Our slightly longer-than-benchmark duration detracted from relative performance as interest rates rose over the period. Our yield curve exposure was largely maintained across intermediate maturities, with greater emphasis placed on five- to 10-year bonds. This exposure contributed positively to performance as the yield curve steepened. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. A steepening yield curve is one in which long-term bond yields increase relative to those of short-term bonds.) Additionally, the Portfolio maintained a higher quality bias versus the benchmark during the reporting period, with an underweight exposure to BBB-rated bonds. This detracted from relative performance when lower investment grade-rated bonds outperformed higher rated assets, as investors continued to seek out higher yields.

Our emphasis on the revenue bond sector was generally favorable, as it also benefited from investors' focus on higher yielding securities in the historically low interest rate environment. In particular, overweights to hospital,

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Sub-Advisor:

Standish Mellon Asset Management Company LLC ("Standish")

Portfolio Manager:

Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Sub-Advisor's comments – concluded

airport and housing bonds contributed positively, along with favorable security selection among transportation and dedicated special tax bonds. However, within the revenue bond sector, our overweighting of the more economically resilient sub-sectors, such as essential service water and sewer and utility bonds, detracted from relative results.

Fiscal conditions for state and local governments remained challenged throughout the period, although stabilizing trends with regard to tax revenue growth was evident. The Portfolio maintained a strategic underweight to general obligation bonds, which contributed positively to relative results. High profile credits, such as those issued by the state of California and New York City, underperformed as demand from retail investors waned, making our underweight positioning beneficial to relative performance. An overweight exposure to Texas local school district bonds was a positive as they performed strongly amidst a backdrop of light supply.

Finally, the Portfolio's underweight to bonds with call features, which allow the issuer to opportunistically redeem bonds at a set price, generated positive results during the period. In particular, an emphasis on defensive structures, which exhibit favorable price sensitivity during rising rate environments, was rewarded.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/11		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	(2.21)%	1.25%	3.41%	3.45%	3.43%
maximum sales charge	Class B3	(2.58)%	0.48%	2.62%	N/A	2.96%[7]
or PACE Select	Class C4	(2.46)%	0.74%	2.89%	2.92%	3.13%
program fee	Class Y5	(2.09)%	1.50%	3.67%	N/A	3.68%
	Class P6	(2.16)%	1.50%	3.65%	3.68%	4.27%
After deducting	Class A2	(6.61)%	(3.32)%	2.47%	2.98%	2.95%
maximum sales charge	Class B3	(7.40)%	(4.43)%	2.26%	N/A	2.96%[7]
or PACE Select	Class C4	(3.18)%	0.01%	2.89%	2.92%	3.13%
program fee	Class P6	(3.14)%	(0.51)%	1.60%	1.63%	2.21%
Barclays Capital US Municipal 3-15 Year Blend Index[8]		(1.76)%	2.05%	4.52%	4.75%	5.24%
Lipper Intermediate Municipal Debt Funds median		(2.09)%	1.27%	3.47%	3.84%	4.42%

Average annual total returns for periods ended December 31, 2010, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (2.17)%; 5-year period, 2.62%; since inception, 3.03%; Class B—1-year period, (3.28)%; 5-year period, 2.43%; since inception, 3.04%; Class C—1-year period, 1.21%; 5-year period, 3.04%; 10-year period, 3.06%; since inception, 3.22%; Class Y—1-year period, 2.80%; 5-year period, 3.83%; since inception, 3.77%; Class P—1-year period, 0.69%; 5-year period, 1.76%; 10-year period, 1.78%; since inception, 2.27%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—0.95% and 0.93%; Class B—1.77% and 1.68%; Class C—1.46% and 1.43%; Class Y—0.74% and 0.68%; and Class P—0.74% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, January 23, 2001 for Class A shares, February 23, 2001 for Class B shares, December 4, 2000 for Class C shares and February 23, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Barclays Capital US Municipal 3-15 Year Blend Index is an unmanaged total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/11
Weighted average duration	4.9 yrs.
Weighted average maturity	6.0 yrs.
Average coupon	5.24%
Net assets (mm)	$311.8
Number of holdings	171
Portfolio composition[1]	01/31/11
Municipal bonds and notes	101.6%
Tax-free money market fund	0.0 [2]
Cash equivalents and other assets less liabilities	(1.6)
Total	100.0%
Top five sectors[1]	01/31/11
Revenue	51.1%
Lease revenue/special revenue	21.4
General obligations	18.5
Pre-refunded	4.6
Other municipals	2.3
Total	97.9%
Top five states[1]	01/31/11
California	14.5%
Florida	10.8
Texas	9.7
Illinois	9.2
New York	8.1
Total	52.3%
Quality diversification[1]	01/31/11
AAA	15.4%
AA	48.3
A	24.3
BBB	7.1
Non-rated	6.5
Tax-free money market fund	0.0 [2]
Cash equivalents and other assets less liabilities	(1.6)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2011. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2011.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount	Value
Municipal bonds and notes—101.57%
Alabama—0.65%
Birmingham Waterworks Board Water Revenue Series A (Assured Guaranty Insured) 5.000%, due 01/01/24	$2,005,000	$2,020,559
Alaska—2.52%
Alaska Housing Finance Corp. General Housing Series C (NATL-RE Insured) 5.000%, due 12/01/13	1,110,000	1,199,843
Alaska International Airports Revenue Refunding Series A (NATL-RE Insured) 5.500%, due 10/01/15[1]	3,500,000	3,764,145
North Slope Boro Series A (NATL-RE Insured) 5.000%, due 06/30/16	2,000,000	2,270,340
Northern Tobacco Securitization Corp. Alaska Tobacco Settlement Asset-Backed Bonds Series A 4.625%, due 06/01/23	730,000	635,830
		7,870,158
Arizona—1.73%
Arizona State Transportation Board Excise Tax Revenue Maricopa County Regional Area Road Fund 5.000%, due 07/01/15	2,000,000	2,247,880
Pima County Sewer Revenue System (AGM Insured) 5.000%, due 07/01/23	1,500,000	1,548,855
San Manuel Entertainment Series 04-C 4.500%, due 12/01/16[2]	1,800,000	1,595,952
		5,392,687
California—14.50%
California Health Facilities Financing Authority Revenue Sutter Health Series B 5.250%, due 08/15/23[3]	1,500,000	1,497,240
California State 5.000%, due 03/01/17	2,000,000	2,138,340
5.000%, due 08/01/19	3,000,000	3,133,080
5.250%, due 10/01/20	1,000,000	1,057,310
5.500%, due 04/01/21	3,000,000	3,174,570
California State Department of Water Resources Power Supply Revenue Series L 5.000%, due 05/01/14	1,250,000	1,376,400
5.000%, due 05/01/17	1,000,000	1,121,280
California State Economic Recovery Refunding Series A 5.000%, due 07/01/20	3,000,000	3,199,260

	Face amount	Value
Municipal bonds and notes—(Continued)
California—(Continued)
California State Economic Recovery Series C-4 0.240%, due 07/01/23[4]	$1,900,000	$1,900,000
California Statewide Communities Development Authority Pollution Control Revenue Refunding Southern California Edison Company Series A (Mandatory Put 04/01/13 @ 100) (XL Capital Insured) 4.100%, due 04/01/28[4]	1,000,000	1,034,370
California Statewide Communities Development Authority Revenue Kaiser Permanente Series A 5.000%, due 04/01/19	3,000,000	3,113,850
California Statewide Communities Development Authority Revenue St. Joseph Series F (AGM Insured) 5.250%, due 07/01/18	1,500,000	1,647,615
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Asset-Backed Senior Series A-1 4.500%, due 06/01/27	2,080,000	1,497,746
Irvine Improvement Bond Act 1915 Assessment District 89-10 0.290%, due 09/02/15[4]	1,000,000	1,000,000
Los Angeles Wastewater System Revenue Refunding Series A (NATL-RE-FGIC Insured) 6.000%, due 06/01/22	2,000,000	2,354,520
San Diego Public Facilities Financing Authority Sewer Revenue Senior Series A 5.000%, due 05/15/25	2,500,000	2,556,000
San Francisco City and County Airports Community International Airport Revenue San Francisco International Airport 5.000%, due 05/01/17[1,3]	3,715,000	3,901,233
Southern California Public Power Authority Power Project Revenue Canyon Power Series A 5.000%, due 07/01/22	2,000,000	2,095,160
Southern California Public Power Authority Revenue Windy Point/Windy Flats Project Series 1 5.000%, due 07/01/23	1,350,000	1,393,969
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue Asset-Backed Bonds Series A-1 4.750%, due 06/01/23	825,000	687,671
Tuolumne Wind Project Authority Revenue Tuolumne Co. Project Series A 5.250%, due 01/01/24	2,590,000	2,667,622

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount	Value
Municipal bonds and notes—(Continued)
California—(Concluded)
University of California Revenue Series Q 5.250%, due 05/15/23	$2,500,000	$2,681,775
		45,229,011
Colorado—0.47%
Colorado Health Facilities Authority Revenue Boulder Community Hospital Project Series A 4.000%, due 10/01/18	1,500,000	1,459,335
District of Columbia—0.34%
Metropolitan Airport Authority System Refunding Series A (NATL-RE-FGIC Insured) 5.750%, due 10/01/14[1]	1,000,000	1,068,130
Florida—10.84%
Citizens Property Insurance Corp. Refunding Senior Secured High Risk Account Series A (NATL-RE Insured) 5.000%, due 03/01/14	2,000,000	2,089,400
Citizens Property Insurance Corp. Senior Secured High Account Series A-1 5.500%, due 06/01/14	1,000,000	1,062,330
5.500%, due 06/01/17	2,835,000	2,967,281
Citizens Property Insurance Corp. Senior Secured High Risk Series A-1 5.000%, due 06/01/15	1,600,000	1,661,248
Florida Department of Children's & Family Services Certificates of Participation (Florida Civil Commitment Center) (NATL-RE Insured) 5.000%, due 04/01/14	1,065,000	1,164,801
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Series A 5.000%, due 07/01/15	1,000,000	1,066,340
5.000%, due 07/01/16	1,500,000	1,596,390
Florida State Board of Education Lottery Revenue Refunding Series C 5.000%, due 07/01/16	1,000,000	1,115,690
Series E 5.000%, due 07/01/19	1,000,000	1,096,740
Florida State Municipal Power Agency Revenue All Requirements Power Series A 5.250%, due 10/01/20	1,555,000	1,642,982
5.250%, due 10/01/21	2,000,000	2,079,400
Gainesville Utilities Systems Revenue Series B 6.500%, due 10/01/12	1,795,000	1,946,247
Lakeland Energy System Revenue Refunding Series B (AGM Insured) 5.000%, due 10/01/17	2,000,000	2,179,760

	Face amount	Value
Municipal bonds and notes—(Continued)
Florida—(Concluded)
Miami-Dade County Water & Sewer Revenue Refunding Series C 5.250%, due 10/01/18	$2,000,000	$2,220,680
Miami-Dade County Water & Sewer Revenue Refunding Systems Series B (AGM Insured) 5.250%, due 10/01/18	2,500,000	2,807,925
Orlando & Orange County Expressway Authority Expressway Revenue Junior Lien (NATL-RE-IBC/FGIC Insured) 8.250%, due 07/01/16	2,595,000	3,230,178
Tampa Solid Waste System Revenue Refunding (AGM Insured) 5.000%, due 10/01/15[1]	1,000,000	1,060,040
Tampa Utilities Tax & Special Revenue Refunding Series B (AMBAC Insured) 5.750%, due 10/01/15	1,000,000	1,139,200
Tampa-Hillsborough County Expressway Authority Revenue (AMBAC Insured) 5.000%, due 07/01/14	1,535,000	1,667,824
		33,794,456
Georgia—1.16%
De Kalb County Water & Sewer Revenue Refunding Series B 5.250%, due 10/01/24	2,000,000	2,228,040
Gwinnett County Development Authority Certificates of Participation, Gwinnett County Public Schools Project (Pre-refunded with State and Local Government Securities to 01/01/14 @ 100) (NATL-RE Insured) 5.250%, due 01/01/20	1,250,000	1,398,875
		3,626,915
Guam—0.33%
Guam Education Financing Foundation Certificates of Participation, Guam Public Schools Project Series A 5.000%, due 10/01/12	1,000,000	1,014,060
Hawaii—0.34%
Hawaii State Harbor Systems Revenue Series A (AGM Insured) 5.000%, due 01/01/13[1]	1,000,000	1,045,720
Idaho—0.15%
Idaho Housing & Finance Association Single-Family Mortgage Series G-2, Class III 5.950%, due 07/01/19[1]	390,000	403,708
Subseries D-3 5.150%, due 07/01/13[1]	55,000	55,831
		459,539

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount	Value
Municipal bonds and notes—(Continued)
Illinois—9.15%
Chicago (Pre-refunded with State and Local Government Securities to 01/01/14 @ 100) Series A (AGM Insured) 5.000%, due 01/01/34	$2,000,000	$2,222,040
Chicago Project Series C (NATL-RE Insured) 5.000%, due 01/01/20	1,000,000	1,006,690
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	5,559,176
Illinois Development Finance Authority Revenue DePaul University Series C 5.500%, due 10/01/13	1,000,000	1,079,580
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (AGM Insured) 5.150%, due 01/01/19	2,000,000	2,174,480
Illinois Health Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity) 6.750%, due 04/15/17	660,000	776,107
Illinois Health Facilities Authority Revenue University of Chicago Hospital & Health (NATL-RE Insured) 5.000%, due 08/15/12	2,000,000	2,103,660
Illinois Municipal Electric Agency Power Supply Refunding Series C (NATL-RE-FGIC Insured) 5.000%, due 02/01/16	1,200,000	1,291,896
Illinois State Refunding 5.000%, due 01/01/17	1,000,000	1,025,680
5.000%, due 01/01/22	2,500,000	2,382,525
5.000%, due 01/01/24	1,000,000	921,090
Illinois Toll Highway Authority Toll Highway Revenue Refunding Senior Series A-1 5.000%, due 01/01/25	1,250,000	1,219,363
Railsplitter Tobacco Settlement Authority 5.500%, due 06/01/23	1,365,000	1,292,341
Regional Transportation Authority Series A (AGM Insured) 5.750%, due 06/01/18	3,000,000	3,312,390
Springfield Electric Revenue Senior Lien Electric 5.000%, due 03/01/16	2,000,000	2,168,580
		28,535,598

	Face amount	Value
Municipal bonds and notes—(Continued)
Indiana—2.28%
Carmel Industry School Building Corp. First Mortgage (Pre-refunded with State and Local Government Securities to 07/15/13 @ 100) (NATL-RE Insured) 5.000%, due 07/15/20	$1,800,000	$1,981,782
Indiana State Finance Authority Environmental Facilities Revenue Refunding Industrial Power & Light Co. Series C 4.900%, due 01/01/16	1,500,000	1,599,645
Indiana University Revenues Student Fees Series S 5.000%, due 08/01/19	1,185,000	1,333,125
Indianapolis Thermal Energy System Refunding (AGM Insured) 5.000%, due 10/01/16	2,000,000	2,210,780
		7,125,332
Iowa—1.13%
Iowa Finance Authority Revenue Revolving Fund (Partially Pre-refunded with US Treasury obligations and State and Local Government Securities to 08/01/12 @ 100) 5.250%, due 02/01/14	3,310,000	3,517,736
Kentucky—0.49%
Louisville & Jefferson County Regional Airport Authority Airport Systems Revenue Series A (AGM Insured) 5.750%, due 07/01/13[1]	1,505,000	1,543,513
Louisiana—1.77%
Jefferson Parish Home Mortgage Authority Single-Family Mortgage Revenue Series A (GNMA/FNMA and FHA/VA/USDA Mortgages Insured) 5.125%, due 06/01/26[1]	705,000	729,069
Louisiana Public Facilities Authority Revenue Hurricane Recovery Project (AMBAC Insured) 5.000%, due 06/01/15	2,880,000	3,092,314
New Orleans Aviation Board Revenue New Orleans Aviation Series B2 Refunding (AGM Insured) 5.000%, due 01/01/12[1]	1,655,000	1,707,976
		5,529,359
Maryland—0.71%
Maryland State & Local Facilities Lien First Series 5.000%, due 08/01/15	2,000,000	2,228,040

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount	Value
Municipal bonds and notes—(Continued)
Massachusetts—4.63%
Massachusetts Bay Transportation Authority Massachusetts Sales Tax Revenue Series A 5.000%, due 07/01/22	$2,000,000	$2,234,340
Series B 5.250%, due 07/01/21	6,000,000	6,831,060
Massachusetts Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology Series M 5.250%, due 07/01/29	1,000,000	1,103,800
Massachusetts Health & Educational Facilities Authority Revenue Partners Healthcare Systems Series G-5 5.000%, due 07/01/19	1,000,000	1,067,150
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue Waste Management Income Project 5.450%, due 06/01/14[1]	2,000,000	2,076,580
Massachusetts State Water Resources Authority Refunding General Series B 5.000%, due 08/01/15	1,000,000	1,130,790
		14,443,720
Michigan—3.75%
Detroit Sewer Disposal Revenue Refunding Senior Lien Series C-1 6.500%, due 07/01/24	2,250,000	2,439,247
Detroit Sewer Disposal Revenue Second Lien Series D-2 (Mandatory Put 01/01/12 @ 100) (NATL-RE Insured) 5.500%, due 07/01/32[4]	2,000,000	2,046,460
Detroit Sewer Disposal Revenue Senior Lien Series A (AGM Insured) 5.250%, due 07/01/19	2,500,000	2,637,225
Michigan State Housing Development Authority Series A 4.550%, due 12/01/14[1]	2,395,000	2,482,298
Wayne County Airport Authority Revenue Refunding Detroit Metropolitan Airport Series A 5.000%, due 12/01/16[1]	1,500,000	1,546,860
Series D 5.000%, due 12/01/17	510,000	529,263
		11,681,353
Minnesota—0.00%
Moorhead Residential Mortgage (Escrowed to Maturity) (FHA/VA Mortgages Insured) 7.100%, due 08/01/11	10,000	10,283

	Face amount	Value
Municipal bonds and notes—(Continued)
Missouri—3.01%
Missouri State Health & Educational Facilities Authority Health Facilities Revenue St. Lukes Health Systems Series A (AGM Insured) 5.000%, due 11/15/16	$2,000,000	$2,166,000
5.000%, due 11/15/17	2,500,000	2,682,375
Missouri State Highways & Transit Commission State Road Revenue Second Lien 5.000%, due 05/01/16	2,000,000	2,303,700
Springfield Public Building Corp. Leasehold Revenue Springfield Branson Airport Series B (AMBAC Insured) 5.000%, due 07/01/13[1]	2,075,000	2,219,648
		9,371,723
Nevada—0.54%
Las Vegas Valley Water District Refunding & Improvement Series A 5.000%, due 02/01/17	1,500,000	1,669,275
New Jersey—1.32%
New Jersey Economic Development Authority Revenue Refunding School Facilities Construction Series EE 5.250%, due 09/01/23	1,500,000	1,521,390
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co. Series C 5.100%, due 06/01/23[1]	1,000,000	992,700
New Jersey Transportation Trust Fund Authority Transportation System Series B (AGC-ICC/FGIC Insured) 5.500%, due 12/15/20	1,500,000	1,618,170
		4,132,260
New York—8.07%
Metropolitan Transportation Authority Revenue Transportation Series G 5.000%, due 11/15/18	2,500,000	2,687,925
New York City Health & Hospital Corp. Revenue Health System Series A 5.000%, due 02/15/22	3,500,000	3,617,670
New York City Series B 5.000%, due 08/01/17	1,750,000	1,953,542
Subseries A-10 0.260%, due 08/01/17[4]	1,400,000	1,400,000
Subseries B-2 0.260%, due 08/15/19[4]	2,300,000	2,300,000
0.260%, due 08/15/20[4]	200,000	200,000

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount	Value
Municipal bonds and notes—(Continued)
New York—(Concluded)
New York City Transitional Finance Authority Revenue Refunding Future Tax Secured Series A 5.500%, due 11/01/26[4]	$2,000,000	$2,065,460
New York State Dorm Authority Lease Revenue Series B (Mandatory Put 07/01/13 @ 100) (XL Capital Insured) 5.250%, due 07/01/32[4]	1,500,000	1,623,300
New York State Dorm Authority State Personal Income Tax Revenue Education Series D 5.000%, due 03/15/15	2,500,000	2,811,975
Port Authority of New York & New Jersey (NATL-RE-FGIC Insured) 5.000%, due 10/01/13[1]	6,000,000	6,499,200
		25,159,072
North Carolina—0.93%
North Carolina Capital Facilities Finance Agency Revenue Duke University Project (Pre-refunded with State and Local Government Securities to 10/01/12 @ 100) Series A 5.125%, due 07/01/42	2,700,000	2,899,935
Ohio—1.64%
Cleveland Waterworks Revenue Refunding First Mortgage Series G (NATL-RE Insured) 5.500%, due 01/01/13	805,000	837,103
Kent State University Revenue General Receipts Series B (Assured Guaranty Insured) 5.000%, due 05/01/21	3,000,000	3,211,050
Ohio State Water Development Authority Water Pollution Control Revenue Loan Fund (Pre-refunded with State and Local Government Securities to 06/01/12 @ 100) 5.050%, due 12/01/21	1,000,000	1,059,730
		5,107,883
Oklahoma—0.35%
Oklahoma Department of Transportation Revenue Grant Anticipation Notes Series A 5.000%, due 09/01/13	1,000,000	1,094,300
Oregon—0.36%
Oregon State Department of Transportation Highway User Tax Revenue Series A 5.250%, due 11/15/14	1,000,000	1,134,550

	Face amount	Value
Municipal bonds and notes—(Continued)
Pennsylvania—3.09%
Lancaster Sewer Authority (Escrowed to Maturity) 6.000%, due 04/01/12	$20,000	$20,629
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue Refunding Philadelphia Funding Program 5.000%, due 06/15/17	2,000,000	2,252,360
Pennsylvania State Higher Educational Facilities Authority Revenue University of Pennsylvania Series A 5.000%, due 09/01/17	1,150,000	1,314,944
Pennsylvania Third Series (AGM Insured) 5.000%, due 09/01/15	1,000,000	1,109,820
Philadelphia School District Refunding Series E 5.000%, due 09/01/18	1,000,000	1,056,120
Philadelphia Water & Wastewater Revenue Refunding Series A 5.000%, due 06/15/15	1,500,000	1,618,065
University of Pittsburgh of the Commonwealth System of Higher Education Capital Project Series B 5.500%, due 09/15/21	2,000,000	2,254,060
		9,625,998
Puerto Rico—4.68%
Puerto Rico Commonwealth Government Development Bank Senior Notes Series B 5.000%, due 12/01/14	1,500,000	1,560,420
Series C 5.250%, due 01/01/15[1]	1,000,000	1,038,990
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Refunding Series CC 5.000%, due 07/01/13	1,070,000	1,125,148
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue (AGM Insured) 5.500%, due 07/01/25	2,000,000	2,060,240
Puerto Rico Commonwealth Refunding Series A (Mandatory Put 07/01/12 @ 100) 5.000%, due 07/01/30[4]	1,000,000	1,028,920
Puerto Rico Public Buildings Authority Revenue Guaranteed Refunding Government Facilities Series J (Mandatory Put 07/01/12 @ 100) (Commonwealth GTD) 5.000%, due 07/01/28[4]	3,000,000	3,086,760

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount	Value
Municipal bonds and notes—(Continued)
Puerto Rico—(Concluded)
Puerto Rico Public Finance Corp. Refunding Commonwealth Appropriations Series A (Mandatory Put 02/01/12 @ 100) 5.750%, due 08/01/27[4]	$500,000	$509,760
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue First Sub-Series A 5.500%, due 08/01/23	4,000,000	4,171,160
		14,581,398
South Carolina—0.70%
Richland County School District No. 002 Series A (SCSDE Insured) 5.000%, due 02/01/21	2,000,000	2,193,580
Tennessee—1.73%
Memphis Electric System Revenue Refunding Sub 5.000%, due 12/01/15	2,625,000	2,974,361
Metropolitan Government Nashville & Davidson County Water Sewer Revenue Cab Converter Refunding (NATL-RE-FGIC/TCRs) 7.700%, due 01/01/12[5]	2,305,000	2,431,729
		5,406,090
Texas—9.66%
Dallas-Fort Worth International Airport Revenue Refunding & Improvement Series A (NATL-RE-FGIC Insured) 5.750%, due 11/01/13[1]	2,000,000	2,068,680
Dickinson Independent School District Refunding Schoolhouse (PSF-GTD) 5.000%, due 02/15/23	1,920,000	2,012,083
Fort Worth Independent School District (PSF-GTD) 5.000%, due 02/15/15	2,000,000	2,256,380
Harris County Flood Control District Refunding Contract Series A 5.250%, due 10/01/18	2,000,000	2,304,160
Harris County Hospital District Revenue Refunding Senior Lien Series A (NATL-RE Insured) 5.000%, due 02/15/18	1,675,000	1,778,063
Houston Utilities Systems Revenue Refunding Combined First Lien Series A (AGM Insured) 5.250%, due 11/15/17	2,500,000	2,883,375
Katy Independent School District School Building Series A (Pre-refunded with FHLMC, FNMA and US Government obligations to 02/15/13 @ 100) (PSF-GTD) 5.000%, due 02/15/14	2,000,000	2,159,140

	Face amount	Value
Municipal bonds and notes—(Continued)
Texas—(Concluded)
Lower Colorado River Authority Refunding LCRA Transmission Services (BHAC Insured) 5.000%, due 05/15/20	$1,765,000	$1,902,370
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (AGM Insured) 5.000%, due 09/01/21	1,450,000	1,463,702
5.000%, due 09/01/22	1,400,000	1,400,952
San Antonio Electric & Gas Refunding Series A 5.000%, due 02/01/17	1,295,000	1,477,284
Schertz-Cibolo-Universal City Independent School District School Building Series A (PSF-GTD) 5.000%, due 02/01/14	1,500,000	1,661,235
Texas Municipal Power Agency Revenue (Escrowed to Maturity) (NATL-RE Insured) 6.100%, due 09/01/13[6]	25,000	24,202
Texas Water Development Board Revenue State Revolving Fund Subseries A-1 5.000%, due 07/15/24	1,885,000	1,995,574
Tyler Independent School District School Building 5.000%, due 02/15/18	2,165,000	2,448,442
University of Texas University Revenues Refunding Financing System Series D (Pre-refunded with State and Local Government Securities to 02/15/17 @ 100) 5.000%, due 08/15/17	1,805,000	2,064,397
Series D Unrefunded Balance 5.000%, due 08/15/17	195,000	221,138
		30,121,177
Utah—0.52%
Riverton Hospital Revenue IHC Health Services, Inc. 5.000%, due 08/15/15	1,200,000	1,336,140
Utah State Housing Finance Agency Single-Family Mortgage Series G-3, Class III 5.700%, due 07/01/15[1]	270,000	276,102
		1,612,242
Virginia—0.57%
Virginia College Building Authority Educational Facilities Revenue 21st Century College & Equipment (Pre-refunded with State and Local Government Securities to 02/01/14 @ 100) Series A 5.000%, due 02/01/21	1,600,000	1,767,648

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount	Value
Municipal bonds and notes—(Continued)
Washington—7.46%
Energy Northwest Electric Revenue Columbia Station Series A 5.000%, due 07/01/23	$2,500,000	$2,623,700
Energy Northwest Electric Revenue Refunding Columbia Station Series A 5.000%, due 07/01/21	2,000,000	2,133,580
Energy Northwest Electric Revenue Refunding Project 1 Series A 5.000%, due 07/01/16	1,515,000	1,728,812
Energy Northwest Electric Revenue Refunding Project 3 Series A 5.500%, due 07/01/13	1,000,000	1,101,350
Port of Seattle Revenue Refunding Intermediate Lien Series C 5.000%, due 02/01/16[1]	1,000,000	1,072,530
Seattle Municipal Lighting & Power Revenue Refunding & Improvement Series A 5.000%, due 02/01/22	2,500,000	2,729,175
Series B 5.000%, due 02/01/14	1,000,000	1,105,930
Washington Health Care Facilities Authority Overlake Hospital Medical Center Series A (Assured Guaranty Insured) 5.000%, due 07/01/16	1,000,000	1,072,710
Washington State Public Power Supply Systems Nuclear Project No. 1 Revenue Refunding Series B 7.125%, due 07/01/16	3,000,000	3,695,310

	Face amount	Value
Municipal bonds and notes—(Concluded)
Washington—(Concluded)
Washington State Series 93-A (Escrowed to Maturity) 5.750%, due 10/01/12	$5,000	$5,261
Series A-Various Purpose 5.000%, due 07/01/17	2,130,000	2,431,757
5.000%, due 07/01/20	2,625,000	2,885,584
Washington State Unrefunded Balance Series 93-A (AGM-CR Insured) 5.750%, due 10/01/12	645,000	672,658
		23,258,357
Total municipal bonds and notes (cost—$313,344,014)		316,730,992
	Number of shares
Tax-free money market fund—0.01%
State Street Global Advisors Tax Free Money Market Fund (cost—$30,691)	30,691	30,691
Total investments (cost—$313,374,705)—101.58%		316,761,683
Liabilities in excess of other assets—(1.58)%		(4,914,798)
Net assets—100.00%		$311,846,885

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$7,289,031
Gross unrealized depreciation	(3,902,053)
Net unrealized appreciation	$3,386,978

1  Security subject to Alternative Minimum Tax.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.51% of net assets as of January 31, 2011, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security purchased on a when-issued basis. When issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

4  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2011 and changes periodically.

5  Step bond that converts to the noted fixed rate at a designated future date.

6  Zero coupon bond; interest rate represents annualized yield at date of purchase.

AGC  Associated General Contractors

AGM  Assured Guaranty Municipal Corporation

AMBAC  American Municipal Bond Assurance Corporation

BHAC  Berkshire Hathaway Assurance Corporation

CR  Custodial Receipts

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Administration

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

GTD  Guaranteed

IBC  Insured Bond Certificate

ICC  International Code Council

NATL-RE  National Reinsurance

PSF  Permanent School Fund

SCSDE  South Carolina School District Enhancement

TCRs  Transferable Custodial Receipts

USDA  United States Department of Agriculture

VA  Veterans Administration

The following is a summary of the fair valuations according to the inputs used as of January 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$316,730,992	$—	$316,730,992
Tax-free money market fund	—	30,691	—	30,691
Total	$—	$316,761,683	$—	$316,761,683

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance

For the six months ended January 31, 2011, the Portfolio's Class P shares returned 4.24%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 3.20%, after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays Capital Global Aggregate ex US Index (the "benchmark") returned 4.30%, and the Lipper International Income Funds category posted a median return of 3.82%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 70. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio performed largely in line with its benchmark during the reporting period. We had a preference for economies with improving economic fundamentals, such as Norway, Australia and Canada. We also had exposure to local interest rate markets in Korea, Malaysia and Mexico. During the period, Korea, Malaysia and Canada outperformed other bond markets in local currency terms, thus our overweights in these markets added to relative returns. Underweighting the US and UK detracted from relative returns.

As the global economic environment improved, our overweight to the Australian and Canadian dollars, as well as our overweight to a basket of emerging market currencies versus the US dollar, added to relative returns. Underweighting the Japanese yen subtracted from relative returns, as it performed well during the reporting period.

Overall, we maintained a neutral duration stance during the reporting period. (Duration measures a portfolio's sensitivity to interest rate changes.) This was based on our view that core US inflation—a measure of inflation that excludes certain items that are subject to volatile price movements—was at a 50-year low, and that there were still questions about the sustainability of the economic recovery. Offsetting this was the fact that a majority of countries in the emerging market world were experiencing inflationary pressures due to rising commodity prices and strengthening domestic demand. This neutral duration position had little impact on performance. The Portfolio also had a relatively neutral yield curve position, which also had little impact on performance. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

PACE Select Advisors Trust – PACE International Fixed Income Investments

Investment Sub-Advisor:

Rogge Global Partners plc ("Rogge Global Partners")

Portfolio Managers:

Olaf Rogge, John Graham, Richard Bell, Adrian James, Malie Conway and Francesc Balcells

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio's assets in fixed income securities of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which fixed income securities to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Sub-Advisor's comments – concluded

We had an overweight exposure to investment grade bonds, with a preference for well-funded, internationally diversified corporate issuers. We expected—and saw—greater differentiation of performance based on geography and industry sector. For example, companies with large exposure to peripheral Europe remained vulnerable given market events there, while others continued to benefit from secular growth in emerging markets. Furthermore, we believed that traditional distinctions between "cyclical" and "non-cyclical" industries did not apply. We were ultimately rewarded for our position, when our exposure to investment grade credit generated positive results during the reporting period.

Certain derivative instruments, namely bond and interest rate futures, were used to facilitate specific duration and yield curve strategies. The results of derivatives used during the period were within our expectations.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/11		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	4.12%	5.30%	5.84%	6.21%	6.47%
maximum sales charge	Class B3	3.79%	4.55%	5.06%	N/A	5.65%[7]
or PACE Select	Class C4	3.96%	4.89%	5.35%	5.69%	6.01%
program fee	Class Y5	4.25%	5.60%	6.19%	6.53%	6.54%
	Class P6	4.24%	5.54%	6.10%	6.47%	5.42%
After deducting	Class A2	(0.57)%	0.57%	4.87%	5.71%	5.99%
maximum sales charge	Class B3	(1.21)%	(0.45)%	4.73%	N/A	5.65%[7]
or PACE Select	Class C4	3.21%	4.14%	5.35%	5.69%	6.01%
program fee	Class P6	3.20%	3.45%	4.00%	4.36%	3.33%
Barclays Capital Global Aggregate ex US Index[8]		4.30%	5.53%	6.80%	7.48%	5.62%
Lipper International Income Funds median		3.82%	6.12%	5.88%	6.22%	6.48%

Average annual total returns for periods ended December 31, 2010, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 0.23%; 5-year period, 5.21%; 10-year period, 5.73%; since inception, 6.04%; Class B—1-year period, (0.82)%; 5-year period, 5.07%; since inception, 5.69%; Class C—1-year period, 3.76%; 5-year period, 5.68%; 10-year period, 5.69%; since inception, 6.06%; Class Y—1-year period, 5.23%; 5-year period, 6.53%; since inception, 6.59%; Class P—1-year period, 3.08%; 5-year period, 4.33%; 10-year period, 4.37%; since inception, 3.35%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.30% and 1.25%; Class B—2.09% and 2.00%; Class C—1.77% and 1.72%; Class Y—1.01% and 0.96%; and Class P—1.15% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 28, 2011 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge Global Partners plc, the Portfolio's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.25%; Class B—2.00%; Class C—1.75%; Class Y—1.00%; and Class P—1.00%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, February 5, 2001 for Class B shares, December 1, 2000 for Class C shares and January 16, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Barclays Capital Global Aggregate ex US Index is an unmanaged index which provides a broad-based measure of the global investment-grade fixed income markets excluding the US market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/11
Weighted average duration	6.0 yrs.
Weighted average maturity	8.2 yrs.
Average coupon	4.33%
Net assets (mm)	$537.4
Number of holdings	123
Portfolio composition[1]	01/31/11
Long-term global debt securities	95.1%
Futures and forward foreign currency contracts	0.8
Cash equivalents and other assets less liabilities	4.1
Total	100.0%
Quality diversification[1]	01/31/11
AAA	34.0%
AA	24.7
A	24.5
BBB	3.5
BB	1.8
B	0.3
Non-rated	6.3
Futures and forward foreign currency contracts	0.8
Cash equivalents and other assets less liabilities	4.1
Total	100.0%
Top five countries of incorporation[1]	01/31/11
Japan	18.4%
United Kingdom	17.2
Germany	12.8
United States	8.5
Canada	7.1
Total	64.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2011. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]		Value
Long-term global debt securities—95.06%
Australia—0.23%
BHP Billiton Finance Ltd. 4.125%, due 05/05/11	EUR	900,000	$1,239,653
Brazil—0.35%
Federal Republic of Brazil 8.000%, due 01/15/18	USD	427,778	504,350
11.000%, due 08/17/40	USD	1,000,000	1,350,000
			1,854,350
British Virgin Islands—0.57%
CNOOC Finance 2011 Ltd. 4.250%, due 01/26/21[2]		3,100,000	3,047,991
Canada—7.08%
Canadian Government Bond 3.750%, due 06/01/19		10,040,000	10,434,241
4.250%, due 06/01/18		17,100,000	18,447,883
Cards II Trust 3.048%, due 05/15/13		3,100,000	3,144,177
Toronto-Dominion Bank 5.375%, due 05/14/15	EUR	4,000,000	5,999,020
			38,025,321
Cayman Islands—0.24%
UPCB Finance Ltd. 7.625%, due 01/15/20	EUR	900,000	1,312,331
Denmark—1.26%
Kingdom of Denmark 4.000%, due 11/15/15		11,760,000	2,311,116
5.000%, due 11/15/13		14,180,000	2,827,574
Nykredit Realkredit A/S 4.000%, due 01/01/12		8,613,000	1,616,729
			6,755,419
France—6.10%
BNP Paribas Home Loan Covered Bonds SA 2.200%, due 11/02/15[2]	USD	3,900,000	3,738,563
Caisse d'Amortissement de la Dette Sociale 3.625%, due 04/25/15		10,325,000	14,724,625
Crown European Holdings SA 7.125%, due 08/15/18		550,000	796,332
Electricite De France 5.375%, due 05/29/20		1,000,000	1,502,210
GDF Suez 2.750%, due 10/18/17		1,800,000	2,355,477
Pernod-Ricard SA 4.875%, due 03/18/16		950,000	1,317,784
Republic of France 4.000%, due 04/25/55		1,250,000	1,704,729
5.750%, due 10/25/32		2,520,000	4,325,210
Societe Generale 5.250%, due 03/28/13		1,000,000	1,440,538
6.125%, due 08/20/18		600,000	883,365
			32,788,833

	Face amount[1]		Value
Long-term global debt securities—(Continued)
Germany—12.83%
Bayerische Landesbank 4.000%, due 01/16/12		7,340,000	$10,272,804
Bundesobligation, Series 156 2.500%, due 02/27/15		3,030,000	4,211,666
Bundesrepublik Deutschland, Series 06 3.750%, due 01/04/17		4,400,000	6,393,970
Series 08 4.750%, due 07/04/40		5,330,000	8,781,167
Series 09 3.500%, due 07/04/19		2,700,000	3,821,544
3.750%, due 01/04/19		11,860,000	17,118,391
Series 98 5.625%, due 01/04/28		1,950,000	3,326,891
Daimler AG 4.125%, due 01/19/17		1,100,000	1,548,216
Deutsche Bank AG 3.625%, due 03/09/17[3]		2,250,000	3,012,723
Kreditanstalt Fuer Wiederaufbau 5.250%, due 07/04/12		4,100,000	5,926,706
NRW Bank 3.875%, due 01/27/20		2,300,000	3,219,657
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 8.125%, due 12/01/17		900,000	1,330,814
			68,964,549
India—0.31%
Bank of India London 4.750%, due 09/30/15	USD	1,000,000	1,023,642
ICICI Bank Ltd. 5.500%, due 03/25/15	USD	300,000	314,208
State Bank of India London 4.500%, due 10/23/14	USD	300,000	308,659
			1,646,509
Ireland—0.16%
Smurfit Kappa Acquisitions 7.250%, due 11/15/17		600,000	864,618
Italy—2.75%
Buoni Poliennali Del Tesoro 4.500%, due 02/01/20		10,800,000	14,751,335
Japan—18.36%
Bank of Tokyo-Mitsubishi UFJ Ltd. 3.850%, due 01/22/15[2]	USD	1,900,000	2,001,863
Development Bank of Japan 1.750%, due 03/17/17		130,000,000	1,677,718
2.300%, due 03/19/26		500,000,000	6,544,688
Government of Japan 1.300%, due 12/20/18		549,000,000	6,885,890
1.700%, due 12/20/16		1,755,000,000	22,719,296
1.700%, due 03/20/17		360,600,000	4,671,198
2.000%, due 03/20/16		2,906,000,000	38,032,027

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]		Value
Long-term global debt securities—(Continued)
Japan—(Concluded)
2.000%, due 12/20/24		685,000,000	$8,735,427
2.200%, due 09/20/26		159,700,000	2,060,508
2.300%, due 12/20/36		380,000,000	4,804,926
Japan Finance Organization for Municipalities 1.900%, due 06/22/18		40,000,000	523,009
			98,656,550
Luxembourg—2.06%
Gazprom Via Gaz Capital SA 4.560%, due 12/09/12		3,200,000	4,535,064
8.125%, due 02/04/15		2,000,000	3,098,387
8.625%, due 04/28/34	USD	100,000	120,350
John Deere Bank SA 6.000%, due 06/23/11		1,000,000	1,389,265
Prologis International Funding SA 7.625%, due 10/23/14[4]		450,000	640,762
Sunrise Communications International SA 7.000%, due 12/31/17		900,000	1,293,847
			11,077,675
Malaysia—1.09%
Malaysia Government Bond, Series 0902 4.378%, due 11/29/19		17,500,000	5,844,766
Mexico—2.36%
Mexican Bonos 8.500%, due 12/13/18		140,200,000	12,699,201
Netherlands—1.90%
Bank Nederlandse Gemeenten 4.375%, due 01/19/15	GBP	660,000	1,117,316
BMW Finance N.V. 4.000%, due 09/17/14		600,000	847,646
Government of the Netherlands 5.500%, due 01/15/28		1,830,500	3,066,598
ING Bank N.V. 6.125%, due 05/29/23[3]		800,000	1,058,934
Schlumberger Finance BV 2.750%, due 12/01/15		1,400,000	1,888,472
Urenco Finance N.V. 5.375%, due 05/22/15		1,500,000	2,228,840
			10,207,806
Norway—1.02%
DnB NOR Boligkreditt 3.375%, due 01/20/17	EUR	4,000,000	5,476,705
Peru—0.18%
Republic of Peru 6.550%, due 03/14/37	USD	900,000	992,250

	Face amount[1]		Value
Long-term global debt securities—(Continued)
Poland—0.25%
Poland Government Bond, Series 1019 5.500%, due 10/25/19		4,050,000	$1,340,761
Russia—0.02%
Russian Foreign Bond 5.000%, due 04/29/20	USD	100,000	98,850
Singapore—1.34%
DBS Bank Ltd. 2.375%, due 09/14/15	USD	950,000	929,075
5.000%, due 11/15/19[2,3]	USD	2,400,000	2,538,185
Oversea-Chinese Banking Corp., Ltd. 4.250%, due 11/18/19[3]	USD	2,300,000	2,364,692
United Overseas Bank Ltd. 5.375%, due 09/03/19[2,3]	USD	1,300,000	1,384,311
			7,216,263
South Korea—4.42%
Korea Treasury Bond 5.750%, due 09/10/18		24,966,710,000	23,755,982
Supranational—1.11%
European Investment Bank 6.000%, due 12/07/28	GBP	3,200,000	5,984,785
Sweden—2.51%
Government of Sweden 4.250%, due 03/12/19		14,830,000	2,455,062
Nordea Bank AB 4.000%, due 09/30/16[3]	EUR	1,900,000	2,614,182
Nordea Hypotek AB 3.500%, due 01/18/17	EUR	2,100,000	2,888,401
Skandinaviska Enskilda Banken AB 4.500%, due 04/25/13	EUR	3,880,000	5,554,188
			13,511,833
Switzerland—0.71%
Credit Suisse London 5.125%, due 09/18/17	EUR	2,650,000	3,806,526
Turkey—0.08%
Republic of Turkey 7.000%, due 06/05/20	USD	400,000	448,000
United Kingdom—17.17%
Abbey National Treasury Services PLC 3.625%, due 10/14/16	EUR	2,000,000	2,641,641
Anglian Water Services Finance PLC 6.250%, due 06/27/16	EUR	900,000	1,376,296
Aviva PLC 5.250%, due 10/02/23[3]	EUR	1,500,000	2,053,726

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]		Value
Long-term global debt securities—(Continued)
United Kingdom—(Concluded)
Barclays Bank PLC 1.343%, due 01/13/14[3]	USD	2,600,000	$2,615,028
4.000%, due 10/07/19	EUR	1,900,000	2,565,835
4.500%, due 03/04/19[3]	EUR	1,450,000	1,923,036
Diageo Finance PLC 6.625%, due 12/05/14	EUR	1,900,000	2,932,976
First Hydro Finance PLC 9.000%, due 07/31/21		700,000	1,334,341
HSBC Bank PLC 1.103%, due 01/17/14[3]	USD	3,000,000	3,011,400
HSBC Holdings PLC 6.250%, due 03/19/18	EUR	4,000,000	5,932,320
Lloyds TSB Bank PLC 5.625%, due 03/05/18[3]	EUR	1,800,000	2,326,699
National Grid Gas PLC 5.125%, due 05/14/13	EUR	1,700,000	2,455,224
Nationwide Building Society 4.375%, due 02/28/22	EUR	3,750,000	5,010,952
Network Rail Infrastructure Finance PLC 4.875%, due 11/27/15		705,000	1,227,140
Royal Bank of Scotland Group PLC 5.250%, due 05/15/13	EUR	1,350,000	1,887,834
Royal Bank of Scotland PLC 4.875%, due 08/25/14[2]	USD	3,000,000	3,082,737
Scottish & Southern Energy PLC 6.125%, due 07/29/13	EUR	900,000	1,329,158
Standard Chartered Bank 3.625%, due 02/03/17[3]	EUR	1,400,000	1,898,660
Standard Chartered PLC 3.625%, due 12/15/15	EUR	4,500,000	6,163,998
United Kingdom Treasury Bonds 4.000%, due 09/07/16		470,000	800,293
4.250%, due 12/07/55		3,770,000	5,881,963
4.500%, due 03/07/19		16,500,000	28,329,302
United Kingdom Treasury Inflation Linked Bonds 1.250%, due 11/22/17		3,160,539	5,485,447
			92,266,006
United States—8.47%
BMW US Capital LLC 5.000%, due 05/28/15	EUR	600,000	877,640
Celanese US Holdings LLC 6.625%, due 10/15/18[2]		650,000	677,625
Citigroup, Inc. 6.000%, due 08/15/17		1,800,000	1,970,285
Fresenius Medical Care US Finance, Inc. 5.750%, due 02/15/21[2]		800,000	787,000
Georgia-Pacific LLC 8.000%, due 01/15/24		500,000	576,250

	Face amount[1]		Value
Long-term global debt securities—(Concluded)
United States—(Concluded)
Hanesbrands, Inc. 6.375%, due 12/15/20[2]		800,000	$771,000
HSBC Bank USA N.A. 4.875%, due 08/24/20		1,400,000	1,363,130
IBM Corp. 5.700%, due 09/14/17		4,200,000	4,827,845
Johnson & Johnson 4.750%, due 11/06/19	EUR	3,350,000	4,977,441
JPMorgan Chase Bank N.A. 6.000%, due 10/01/17		4,850,000	5,364,231
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.646%, due 07/15/45[2]		700,000	716,364
Pfizer, Inc. 5.750%, due 06/03/21	EUR	3,900,000	6,006,127
Philip Morris International, Inc. 5.650%, due 05/16/18		1,200,000	1,357,525
6.875%, due 03/17/14		1,800,000	2,078,046
PNC Funding Corp. 5.125%, due 02/08/20		2,550,000	2,670,819
Procter & Gamble Co. 4.500%, due 05/12/14	EUR	3,700,000	5,353,070
Roche Holdings, Inc. 6.500%, due 03/04/21	EUR	2,900,000	4,745,874
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750%, due 08/15/20		359,000	380,540
			45,500,812
Uruguay—0.13%
Republica Orient Uruguay 7.625%, due 03/21/36	USD	600,000	717,000
Total long-term global debt securities (cost—$479,571,827)			510,852,680
Repurchase agreement—2.58%
Repurchase agreement dated 01/31/11 with State Street Bank & Trust Co., 0.010% due 02/01/11, collateralized by $14,155,777 US Treasury Notes, 0.375% to 2.750% due 10/31/12 to 02/15/19; (value—$14,137,342); proceeds: $13,860,004 (cost—$13,860,000)		13,860,000	13,860,000
Total investments (cost—$493,431,827)— 97.64%			524,712,680
Other assets in excess of liabilities—2.36%			12,682,505
Net assets—100.00%			$537,395,185

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$41,694,119
Gross unrealized depreciation	(10,413,266)
Net unrealized appreciation	$31,280,853

  Note: The portfolio of investments is listed by the issuer's country of incorporation.

1  In local currency unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 3.49% of net assets as of January 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2011 and changes periodically.

4  Step bond that converts to the noted fixed rate at a designated future date.

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
282	AUD	Australian Bond 10 Year Futures	March 2011	$28,793,359	$29,128,835	$335,476
183	CAD	Canada Government Bond 10 Year Futures	March 2011	22,283,367	22,165,090	(118,277)
109	EUR	German Euro Bund Futures	March 2011	18,813,165	18,465,281	(347,884)
12	JPY	Japan Government Bond 10 Year Futures	March 2011	20,573,944	20,484,483	(89,461)
				$90,463,835	$90,243,689	$(220,146)
		Sale contracts		Proceeds
2	EUR	German Euro BOBL Futures	March 2011	$326,351	$319,865	$6,486
96	GBP	United Kingdom Long Gilt 10 Year Futures	March 2011	18,532,576	18,046,668	485,908
106	USD	US Treasury Bond 30 Year Futures	March 2011	13,412,932	12,786,250	626,682
118	USD	US Treasury Note 5 Year Futures	March 2011	14,135,799	13,972,860	162,939
470	USD	US Treasury Note 10 Year Futures	March 2011	58,019,345	56,774,531	1,244,814
				$104,427,003	$101,900,174	$2,526,829
						$2,306,683

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Barclays Bank PLC	AUD	24,080,181	USD	23,839,380	02/15/11	$(119,193)
Barclays Bank PLC	CAD	11,838,498	USD	11,891,718	02/15/11	72,545
Barclays Bank PLC	EUR	9,701,290	USD	12,547,019	02/15/11	(733,254)
Barclays Bank PLC	GBP	7,176,887	USD	11,335,964	02/15/11	(159,235)
Barclays Bank PLC	KRW	8,564,320,000	USD	7,442,704	06/15/11	(133,739)
Barclays Bank PLC	PLN	16,344,353	USD	5,453,116	02/15/11	(233,494)
Barclays Bank PLC	PLN	8,798,693	USD	3,074,273	04/13/11	27,747

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Barclays Bank PLC	USD	23,670,096	AUD	24,080,181	04/13/11	$118,365
Barclays Bank PLC	USD	11,719,580	CAD	11,678,679	04/13/11	(74,263)
Barclays Bank PLC	USD	60,585	DKK	344,520	02/15/11	2,685
Barclays Bank PLC	USD	6,244,805	EUR	4,680,277	02/15/11	162,110
Barclays Bank PLC	USD	127,187	EUR	93,000	04/13/11	33
Barclays Bank PLC	USD	46,134,641	JPY	3,841,769,953	02/15/11	674,308
Barclays Bank PLC	USD	3,056,203	KRW	3,540,000,000	03/09/11	94,520
Barclays Bank PLC	USD	5,692,781	PLN	16,344,353	02/15/11	(6,170)
Barclays Bank PLC	USD	2,540,305	SEK	17,743,459	02/15/11	209,357
Citibank N.A.	EUR	16,625	USD	22,464	02/15/11	(294)
Citibank N.A.	GBP	2,061,372	EUR	2,441,140	02/15/11	40,027
Citibank N.A.	JPY	15,279,000	USD	182,360	02/15/11	(3,802)
Citibank N.A.	USD	23,647,661	AUD	24,438,181	02/15/11	667,104
Citibank N.A.	USD	66,316	CAD	66,000	02/15/11	(424)
Citibank N.A.	USD	4,641,221	CNY	30,400,000	06/15/11	(33,036)
Citibank N.A.	USD	93,933	GBP	58,875	04/13/11	324
Credit Suisse London Branch	AUD	185,000	USD	181,256	02/15/11	(2,810)
Credit Suisse London Branch	DKK	14,772,525	USD	2,643,427	02/15/11	(69,531)
Credit Suisse London Branch	DKK	14,436,242	USD	2,657,238	04/13/11	7,510
Credit Suisse London Branch	EUR	3,037,561	PLN	11,920,906	04/13/11	(27,655)
Credit Suisse London Branch	EUR	5,859,869	USD	7,933,065	02/15/11	(88,615)
Credit Suisse London Branch	GBP	4,406,068	CAD	7,104,675	02/15/11	35,890
Credit Suisse London Branch	JPY	3,040,000	USD	36,252	02/15/11	(788)
Credit Suisse London Branch	MXN	13,268,140	USD	1,103,095	02/15/11	10,570
Credit Suisse London Branch	PLN	11,872,305	EUR	3,037,561	02/15/11	27,499
Credit Suisse London Branch	USD	6,186,835	CHF	6,158,592	02/15/11	337,932
Credit Suisse London Branch	USD	2,657,238	DKK	14,428,005	02/15/11	(7,551)
Credit Suisse London Branch	USD	84,167	EUR	63,000	02/15/11	2,075
Credit Suisse London Branch	USD	4,166,348	EUR	3,037,561	04/13/11	(11,108)
Credit Suisse London Branch	USD	974,181	MXN	12,049,411	02/15/11	17,992
Credit Suisse London Branch	USD	1,103,095	MXN	13,327,708	04/13/11	(10,721)
Credit Suisse London Branch	USD	3,936,606	PHP	172,010,000	06/15/11	(83,148)
Credit Suisse London Branch	USD	3,962,322	PLN	11,872,305	02/15/11	168,351
Credit Suisse London Branch	USD	1,457,348	SGD	1,909,854	02/15/11	35,564
Deutsche Bank AG London	AUD	55,000	USD	53,967	02/15/11	(756)
Deutsche Bank AG London	EUR	6,077,800	USD	8,336,523	04/13/11	22,378
Deutsche Bank AG London	GBP	13,238,846	USD	21,062,606	04/13/11	(132,339)
Deutsche Bank AG London	JPY	3,856,096,953	USD	46,592,602	02/15/11	(390,910)
Deutsche Bank AG London	MYR	17,262,000	USD	5,476,523	06/15/11	(112,236)
Deutsche Bank AG London	USD	4,330,000	CAD	4,382,198	02/15/11	45,045
Deutsche Bank AG London	USD	1,685,714	CLP	826,000,000	06/15/11	5,116
Deutsche Bank AG London	USD	1,061,555	CNY	6,950,000	06/15/11	(8,039)
Deutsche Bank AG London	USD	8,341,780	EUR	6,077,800	02/15/11	(21,770)
Deutsche Bank AG London	USD	21,556,494	GBP	13,545,327	02/15/11	139,018
Deutsche Bank AG London	USD	3,995,690	INR	185,400,000	06/15/11	(51,757)
Deutsche Bank AG London	USD	46,592,602	JPY	3,854,093,471	04/13/11	388,246

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Deutsche Bank AG London	USD	97,600	MXN	1,218,729	02/15/11	$2,753
Deutsche Bank AG London	USD	5,500,080	MYR	17,262,000	06/15/11	88,679
Deutsche Bank AG London	USD	980,462	PEN	2,760,000	06/15/11	12,406
Deutsche Bank AG London	USD	3,707,413	RUB	112,900,000	06/15/11	33,156
Goldman Sachs International	USD	155,055	GBP	99,000	02/15/11	3,513
JPMorgan Chase Bank	CAD	46,000	USD	46,239	02/15/11	315
JPMorgan Chase Bank	SEK	17,743,459	USD	2,752,289	02/15/11	2,628
JPMorgan Chase Bank	USD	447,830	CAD	453,625	02/15/11	5,054
JPMorgan Chase Bank	USD	2,498,659	CNY	16,300,000	06/15/11	(27,822)
JPMorgan Chase Bank	USD	5,220,601	EUR	3,915,731	02/15/11	139,714
JPMorgan Chase Bank	USD	1,605,910	MYR	5,000,000	06/15/11	12,894
JPMorgan Chase Bank	USD	2,752,289	SEK	17,785,294	04/13/11	(2,593)
JPMorgan Chase Bank	USD	3,433,836	TWD	102,500,000	06/15/11	107,793
Morgan Stanley & Co. International PLC	CHF	6,158,592	USD	6,534,315	02/15/11	9,549
Morgan Stanley & Co. International PLC	NOK	102,915,153	USD	17,866,284	02/15/11	58,236
Morgan Stanley & Co. International PLC	SGD	1,909,854	USD	1,492,307	02/15/11	(605)
Morgan Stanley & Co. International PLC	USD	6,534,315	CHF	6,155,129	04/13/11	(9,722)
Morgan Stanley & Co. International PLC	USD	95,804	EUR	74,000	02/15/11	5,496
Morgan Stanley & Co. International PLC	USD	16,828,025	NOK	102,915,153	02/15/11	980,022
Morgan Stanley & Co. International PLC	USD	17,866,284	NOK	103,209,947	04/13/11	(59,822)
Morgan Stanley & Co. International PLC	USD	1,492,307	SGD	1,909,556	04/13/11	477
Royal Bank of Scotland PLC	AUD	118,000	USD	115,420	02/15/11	(1,984)
Royal Bank of Scotland PLC	CAD	122,000	USD	121,324	02/15/11	(477)
Royal Bank of Scotland PLC	EUR	4,711,724	USD	6,175,301	02/15/11	(274,664)
Royal Bank of Scotland PLC	EUR	35,000	USD	47,707	04/13/11	(172)
Royal Bank of Scotland PLC	USD	113,930	EUR	83,125	04/13/11	(219)
Royal Bank of Scotland PLC	USD	392,523	JPY	32,646,000	02/15/11	5,243
						$1,885,521

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan Renminbi

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

PEN  Peruvian Nuevo Sol

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Ruble

SEK  Swedish Krona

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2011 (unaudited)

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

The following is a summary of the fair valuations according to the inputs used as of January 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term global debt securities	$—	$510,852,680	$—	$510,852,680
Repurchase agreement	—	13,860,000	—	13,860,000
Futures contracts, net	2,306,683	—	—	2,306,683
Forward foreign currency contracts, net	—	1,885,521	—	1,885,521
Total	$2,306,683	$526,598,201	$—	$528,904,884

Investments by type of issuer

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	57.86%	—
Repurchase agreement	—	2.64%
Banks and other financial institutions	24.46	—
Industrial	15.04	—
	97.36%	2.64%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments

Performance

For the six months ended January 31, 2011, the Portfolio's Class P shares returned 8.79%, before the deduction of the maximum PACE Select program fee. (The Class P shares returned 7.70%, after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the BofA Merrill Lynch Global High Yield Index (hedged in USD) (the "benchmark") returned 8.23%, and the Lipper High Current Yield Funds category posted a median return of 8.65%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 81. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

During the six-month period covered by this report, the global economy continued to show signs of improvement. The overall corporate health of issuers in the high yield market substantially improved with solid balance sheets, high cash levels, refinanced debt structures and record profits. Enthusiasm for high yield also continued, with record levels of new issuance. As is typical in rallies, and particularly in recent years, CCC- and below-rated bonds within the benchmark significantly outperformed their higher rated BB-rated counterparts.

The Portfolio outperformed its benchmark during the reporting period. The primary driver of performance during the period was the positioning of the Portfolio with a beta slightly over the market. (Beta is a measure of volatility or risk relative to the market as a whole.) Relative performance also benefited from being overweight to autos, finance and gaming; where appropriate, we included higher beta positions based on the relative value characteristics of an individual bond.

The most significant positive contributors to performance during the period were Ford Holdings Inc., Ally Financial Inc., CIT Group, Inc., FMG Resources and Clear Channel Communications Inc. The most significant laggards in the Portfolio were Delta Petroleum, US Concrete Inc., Anglo Irish Bank, Compton Petroleum Finance Corp. and US Airways Group Inc. Both Delta Petroleum and Anglo Irish Bank were eliminated from the Portfolio during the reporting period, as we found what we viewed to be better relative value opportunities to pursue.

As we followed our traditional process, we were conscientious in our selection, in an effort to avoid becoming overly aggressive. We are comfortable with the Portfolio's current positioning, and we expect to maintain its current risk profile to take advantage of what we believe is a positive backdrop for the high yield market. However,

PACE Select Advisors Trust – PACE High Yield Investments

Investment Sub-Advisor:

MacKay Shields LLC ("MacKay Shields")

Portfolio Managers:

Dan Roberts, Taylor Wagenseil, Michael Kimble and Lou Cohen

Objective:

Total return

Investment process:

MacKay Shields attempts to deliver attractive risk-adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large potential gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the Portfolio's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle with lower volatility. MacKay Shields seeks to do this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

PACE Select Advisors Trust

PACE High Yield Investments

Sub-Advisor's comments – concluded

should spreads continue to tighten, we will begin to look for defensive opportunities. (Spread is the difference between the yields paid on high yield securities versus those paid on Treasuries.)

Certain derivative instruments, namely currency forwards, were used to hedge the Portfolio's currency risk. The results of the currency forwards used during the period were within our expectations.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/11		6 months	1 year	Since inception[1]
Before deducting	Class A2	8.60%	14.59%	9.38%
maximum sales charge	Class C3	8.36%	14.20%	28.69%
or PACE Select	Class Y4	8.72%	14.95%	34.33%
program fee	Class P5	8.79%	14.92%	9.62%
After deducting
maximum sales charge	Class A2	3.71%	9.46%	8.32%
or PACE Select	Class C3	7.61%	13.45%	28.69%
program fee	Class P5	7.70%	12.64%	7.45%
BofA Merrill Lynch Global High Yield Index (hedged in USD)[6]		8.23%	15.73%	9.21%
Lipper High Current Yield Funds median		8.65%	15.20%	7.05%

Average annual total returns for periods ended December 31, 2010, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 9.72%; since inception, 8.03%; Class C—1-year period, 13.68%; since inception, 28.84%; Class Y—1 year period, 15.29%; since inception, 34.69%; Class P—1-year period, 12.99%; since inception, 7.18%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.35% and 1.35%; Class B—2.06% and 2.06%; Class C—1.81% and 1.81%; Class Y—1.10% and 1.10%; and Class P—1.19% and 1.10%. Class B shares were not operational as of November 28, 2010. Therefore these amounts have been estimated. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.35%; Class B—2.10%; Class C—1.85%; Class Y—1.10% and Class P—1.10%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The BofA Merrill Lynch Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$50 million, 50 million pounds sterling or 50 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	01/31/11
Weighted average duration	4.1 yrs.
Weighted average maturity	7.2 yrs.
Average coupon	6.85%
Net assets (mm)	$261.5
Number of holdings	276
Portfolio composition[1]	01/31/11
Bonds and loan assignments	93.4%
Common stocks, preferred stock and warrants	4.0
Collateralized mortgage obligations	0.6
Forward foreign currency contracts	(0.7)
Cash equivalents and other assets less liabilities	2.7
Total	100.0%
Quality diversification[1]	01/31/11
BB & higher	37.0%
B	40.5
CCC & lower	9.4
Not rated	11.1
Forward foreign currency contracts	(0.7)
Cash equivalents and other assets less liabilities	2.7
Total	100.0%
Asset allocation[1]	01/31/11
Corporate bonds	86.9%
Common stocks, preferred stock and warrants	4.0
Loan assignments	3.6
Asset-backed securities	2.9
Collateralized mortgage obligations	0.6
Forward foreign currency contracts	(0.7)
Cash equivalents and other assets less liabilities	2.7
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2011. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]		Value
Corporate bonds—86.90%
Aerospace & defense—2.51%
Alliant Techsystems, Inc. 6.750%, due 04/01/16		55,000	$56,650
6.875%, due 09/15/20		2,150,000	2,219,875
BE Aerospace, Inc. 6.875%, due 10/01/20		500,000	518,750
8.500%, due 07/01/18		600,000	654,000
Hexcel Corp. 6.750%, due 02/01/15		1,360,000	1,383,800
TransDigm, Inc. 7.750%, due 12/15/18[2]		1,600,000	1,716,000
			6,549,075
Airlines—3.66%
American Airlines Pass Through Trust 2001-01, 6.977%, due 05/23/21		356,673	317,439
Class B 7.377%, due 05/23/19		391,438	384,588
Continental Airlines Pass Through Trust 2001-1, Class C 7.033%, due 06/15/11		95,375	95,613
Continental Airlines Pass Through Trust 2003-ERJ1, Series RJ03 7.875%, due 07/02/18		904,651	904,651
Continental Airlines Pass Through Trust 2004-ERJ1, Series RJ04 9.558%, due 09/01/19		822,482	826,594
Continental Airlines Pass Through Trust 2005-ERJ1, Series ERJ1 9.798%, due 04/01/21		1,171,679	1,224,404
Delta Air Lines, Inc. 7.711%, due 09/18/11		280,000	287,000
12.250%, due 03/15/15[2,3]		2,105,000	2,383,913
United Air Lines Pass Through Trust 2009-2A 9.750%, due 01/15/17		705,982	813,644
US Airways Group, Inc. 1.000%, due 03/21/14[4]		2,500,000	2,321,475
			9,559,321
Auto & truck—3.41%
Ford Holdings, Inc. 9.300%, due 03/01/30		1,145,000	1,382,052
9.375%, due 03/01/20		285,000	327,198
Ford Motor Co. 6.625%, due 10/01/28		1,595,000	1,578,466
Motors Liquidation Co. 8.375%, due 07/05/33*,5	EUR	2,000,000	972,097
8.375%, due 07/15/33*,5,6		10,190,000	3,617,450
Navistar International Corp. 8.250%, due 11/01/21		935,000	1,030,837
			8,908,100

	Face amount[1]		Value
Corporate bonds—(Continued)
Automotive parts—0.49%
Goodyear Tire & Rubber Co. 8.250%, due 08/15/20		420,000	$439,950
10.500%, due 05/15/16		730,000	828,550
			1,268,500
Banking-non-US—2.60%
EGG Banking PLC 7.500%, due 12/09/13[4,7]	GBP	1,560,000	2,324,899
HBOS Capital Funding LP 6.461%, due 11/30/18[4,7]	GBP	1,400,000	1,743,614
HT1 Funding GmbH 6.352%, due 06/30/17[4,7]	EUR	1,600,000	1,611,216
IKB Deutsche Industriebank AG 4.500%, due 07/09/13	EUR	1,000,000	1,115,858
			6,795,587
Banking-US—1.06%
Fifth Third Capital Trust IV 6.500%, due 04/15/37[4]		1,600,000	1,568,000
Wachovia Capital Trust III 5.800%, due 03/15/11[4,7]		750,000	654,375
Wells Fargo & Co., Series K 7.980%, due 06/15/18[4,7]		525,000	561,750
			2,784,125
Beverages—0.46%
Constellation Brands, Inc. 7.250%, due 09/01/16		590,000	627,613
7.250%, due 05/15/17		225,000	240,750
8.375%, due 12/15/14		300,000	331,500
			1,199,863
Broadcast—0.84%
Citadel Broadcasting Corp. 7.750%, due 12/15/18[2]		580,000	617,700
Clear Channel Communications, Inc. 4.900%, due 05/15/15[6]		985,000	837,250
6.875%, due 06/15/18[6]		730,000	492,750
7.250%, due 10/15/27		445,000	260,325
			2,208,025
Building & construction—3.23%
Beazer Homes USA, Inc. 8.125%, due 06/15/16		1,255,000	1,259,706
D.R. Horton, Inc. 5.625%, due 01/15/16		195,000	196,462
6.500%, due 04/15/16		255,000	265,200
K. Hovnanian Enterprises, Inc. 6.500%, due 01/15/14		770,000	673,750
7.750%, due 05/15/13[6]		80,000	71,400
10.625%, due 10/15/16		1,195,000	1,266,700
PERI GmbH 5.625%, due 12/15/11	EUR	335,000	464,399

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]		Value
Corporate bonds—(Continued)
Building & construction—(Concluded)
Pulte Group, Inc. 6.375%, due 05/15/33		567,000	$430,920
7.875%, due 06/15/32		2,500,000	2,234,375
Standard Pacific Corp. 8.375%, due 05/15/18		1,365,000	1,419,600
William Lyon Homes, Inc. 10.750%, due 04/01/13		200,000	174,000
			8,456,512
Building materials—0.45%
Interface, Inc. 7.625%, due 12/01/18[2]		1,130,000	1,183,675
Building products—1.81%
Associated Materials LLC 9.125%, due 11/01/17[2]		1,110,000	1,193,250
Nortek, Inc. 11.000%, due 12/01/13		1,381,111	1,472,610
USG Corp. 6.300%, due 11/15/16		1,235,000	1,148,550
8.375%, due 10/15/18[2]		210,000	217,875
9.750%, due 01/15/18[3]		690,000	702,075
			4,734,360
Building products-cement—1.00%
Hanson Ltd. 6.125%, due 08/15/16		600,000	612,000
HeidelbergCement Finance BV 7.500%, due 04/03/20	EUR	395,000	566,503
Texas Industries, Inc. 9.250%, due 08/15/20		1,350,000	1,447,875
			2,626,378
Cable—1.58%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.000%, due 01/15/19		1,035,000	1,042,763
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625%, due 11/15/17[2]		1,405,000	1,469,981
Dish DBS Corp. 6.625%, due 10/01/14		800,000	838,000
7.125%, due 02/01/16		750,000	783,750
			4,134,494
Car rental—1.43%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.786%, due 05/15/14[4,6]		200,000	194,250
7.625%, due 05/15/14[3]		323,000	333,498
Europcar Groupe SA 4.550%, due 05/15/13[4]	EUR	300,000	402,530

	Face amount[1]		Value
Corporate bonds—(Continued)
Car rental—(Concluded)
Hertz Corp. 7.375%, due 01/15/21[2,6]		585,000	$608,400
8.875%, due 01/01/14		684,000	701,955
Hertz Holdings Netherlands BV 8.500%, due 07/31/15	EUR	1,000,000	1,488,951
			3,729,584
Chemicals—2.74%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 02/01/18		1,380,000	1,486,950
Huntsman International LLC 6.875%, due 11/15/13	EUR	600,000	842,027
7.375%, due 01/01/15[3]		617,000	630,882
7.500%, due 01/01/15	EUR	650,000	909,972
LBI Escrow Corp. 8.000%, due 11/01/17[2]		1,345,000	1,501,356
Nalco Co. 6.625%, due 01/15/19[2]		880,000	918,500
Rockwood Specialties Group, Inc. 7.625%, due 11/15/14	EUR	270,000	376,140
Vertellus Specialties, Inc. 9.375%, due 10/01/15[2]		470,000	505,838
			7,171,665
Coal—0.58%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 8.250%, due 12/15/17		770,000	838,338
8.500%, due 12/15/19		605,000	674,575
			1,512,913
Commercial services—1.34%
Ashtead Holdings PLC 8.625%, due 08/01/15[2]		765,000	798,469
Iron Mountain, Inc. 6.750%, due 10/15/18	EUR	495,000	670,952
8.375%, due 08/15/21		500,000	543,750
United Rentals North America, Inc. 9.250%, due 12/15/19		1,315,000	1,479,375
			3,492,546
Computer software & services—0.24%
Sungard Data Systems, Inc. 10.250%, due 08/15/15		600,000	632,250
Consumer products—0.57%
Jarden Corp. 7.500%, due 01/15/20		670,000	698,475
7.500%, due 01/15/20	EUR	550,000	790,684
			1,489,159

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]		Value
Corporate bonds—(Continued)
Containers & packaging—1.72%
IFCO Systems N.V. 10.000%, due 06/30/16	EUR	500,000	$807,799
OI European Group BV 6.875%, due 03/31/17	EUR	115,000	163,750
Owens-Brockway Glass Container, Inc. 6.750%, due 12/01/14	EUR	435,000	605,259
Packaging Dynamics Corp. 8.750%, due 02/01/16[2]		1,045,000	1,064,594
Rexam PLC 6.750%, due 06/29/67[4]	EUR	1,406,000	1,864,868
			4,506,270
Diversified capital goods—0.56%
Mueller Water Products, Inc. 7.375%, due 06/01/17		650,000	631,313
8.750%, due 09/01/20[6]		755,000	838,050
			1,469,363
Diversified financial services—4.23%
Ally Financial, Inc. 7.500%, due 09/15/20[2]		5,000	5,450
8.000%, due 11/01/31[6]		2,655,000	3,015,714
8.000%, due 11/01/31		60,000	67,800
8.300%, due 02/12/15		645,000	728,850
Bank of America Corp. 8.000%, due 01/30/18[4,7]		345,000	357,651
Capital One Capital III 7.686%, due 08/15/36		2,000,000	2,032,500
GE Capital Trust III 6.500%, due 09/15/67[4]	GBP	1,750,000	2,664,702
Mizuho Capital Investment USD 2 Ltd. 14.950%, due 06/30/14[2,4,7]		1,000,000	1,298,640
Pinafore LLC/Pinafore, Inc. 9.000%, due 10/01/18[2]		800,000	883,000
			11,054,307
Diversified manufacturing—0.85%
Bombardier, Inc. 7.500%, due 03/15/18[2]		270,000	293,625
7.750%, due 03/15/20[2]		1,770,000	1,938,150
			2,231,775
Diversified operations—0.33%
Icahn Enterprises LP 4.000%, due 08/15/13[4]		900,000	864,000
Electric utilities—1.73%
Edison Mission Energy 7.200%, due 05/15/19		150,000	120,375
7.625%, due 05/15/27		65,000	47,775
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.000%, due 12/01/20		2,028,000	2,150,907

	Face amount[1]		Value
Corporate bonds—(Continued)
Electric utilities—(Concluded)
NRG Energy, Inc. 8.250%, due 09/01/20[2]		1,835,000	$1,883,169
8.500%, due 06/15/19		295,000	307,537
			4,509,763
Electric-generation—1.10%
Calpine Corp. 7.875%, due 07/31/20[2]		1,415,000	1,482,212
Intergen N.V. 8.500%, due 06/30/17	EUR	205,000	301,025
9.500%, due 06/30/17	GBP	490,000	847,699
Tenaska Alabama Partners LP 7.000%, due 06/30/21[2]		219,186	233,433
			2,864,369
Electrical equipment—0.30%
Polypore International, Inc. 7.500%, due 11/15/17[2]		760,000	786,600
Electronics—1.00%
Freescale Semiconductor, Inc. 9.250%, due 04/15/18[2]		1,180,000	1,306,850
10.125%, due 03/15/18[2,6]		570,000	645,525
SGL Carbon SE 2.300%, due 05/16/15[4]	EUR	500,000	657,192
			2,609,567
Finance-captive automotive—0.60%
Ally Credit Canada Ltd. 6.000%, due 05/23/12	EUR	300,000	418,960
FCE Bank PLC 7.125%, due 01/15/13	EUR	800,000	1,154,248
			1,573,208
Finance-noncaptive consumer—1.31%
CIT Group, Inc. 7.000%, due 05/01/14[6]		399,148	406,632
7.000%, due 05/01/15		506,342	513,304
7.000%, due 05/01/16		1,309,905	1,323,004
7.000%, due 05/01/17		1,181,469	1,191,807
			3,434,747
Finance-other—1.61%
American General Finance Corp. 3.250%, due 01/16/13	EUR	1,000,000	1,183,065
American General Finance Corp. MTN 6.500%, due 09/15/17		545,000	460,525
6.900%, due 12/15/17		350,000	304,500
Series H 5.375%, due 10/01/12		175,000	168,875
SLM Corp. MTN 8.000%, due 03/25/20		2,000,000	2,085,000
			4,201,965

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]		Value
Corporate bonds—(Continued)
Financial services—1.56%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35[4]		1,450,000	$1,390,187
Northern Rock Asset Management PLC 9.375%, due 10/17/21	GBP	2,000,000	2,691,109
			4,081,296
Firearms & ammunition—0.25%
Colt Defense LLC/Colt Finance Corp. 8.750%, due 11/15/17[2]		790,000	651,750
Food—0.18%
Smithfield Foods, Inc. 10.000%, due 07/15/14		410,000	482,263
Food-wholesale—0.08%
Barry Callebaut Services N.V. 6.000%, due 07/13/17	EUR	140,000	199,348
Gaming—4.55%
Caesars Entertainment Operating Co., Inc. 10.000%, due 12/15/18[6]		2,709,000	2,458,417
12.750%, due 04/15/18[2,6]		370,000	382,950
Isle of Capri Casinos, Inc. 7.000%, due 03/01/14[6]		1,380,000	1,362,750
MGM Resorts International 5.875%, due 02/27/14[6]		55,000	52,113
6.625%, due 07/15/15[6]		1,735,000	1,622,225
7.500%, due 06/01/16[6]		1,485,000	1,410,750
Mohegan Tribal Gaming Authority 6.125%, due 02/15/13[6]		1,475,000	1,290,625
11.500%, due 11/01/17[2,6]		285,000	274,312
Pinnacle Entertainment, Inc. 7.500%, due 06/15/15		1,570,000	1,624,950
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750%, due 08/15/20		1,340,000	1,420,400
			11,899,492
Health care providers & services—1.25%
HCA, Inc. 6.500%, due 02/15/16		3,165,000	3,196,650
9.250%, due 11/15/16		55,000	59,194
			3,255,844
Hotels, restaurants & leisure—0.49%
Royal Caribbean Cruises Ltd. 5.625%, due 01/27/14	EUR	925,000	1,282,295
Household durables—0.50%
Libbey Glass, Inc. 10.000%, due 02/15/15		1,215,000	1,313,719

	Face amount[1]		Value
Corporate bonds—(Continued)
Insurance—3.03%
American International Group, Inc. 5.000%, due 04/26/23	GBP	750,000	$1,009,954
Series A2 4.875%, due 03/15/67[4]	EUR	1,500,000	1,755,935
Series A3 5.750%, due 03/15/67[4]	GBP	500,000	710,821
Hartford Life, Inc. 7.650%, due 06/15/27		885,000	903,987
Liberty Mutual Group, Inc. 7.800%, due 03/15/37[2]		2,000,000	2,000,000
Lincoln National Corp. 7.000%, due 05/17/66[4]		1,555,000	1,539,450
			7,920,147
Machinery—0.16%
AGCO Corp. 6.875%, due 04/15/14	EUR	300,000	417,933
Machinery-agriculture & construction—0.26%
CNH America LLC 7.250%, due 01/15/16		625,000	678,125
Manufacturing-diversified—1.36%
American Railcar Industries, Inc. 7.500%, due 03/01/14		1,520,000	1,539,000
Amsted Industries, Inc. 8.125%, due 03/15/18[2]		1,110,000	1,176,600
SPX Corp. 6.875%, due 09/01/17[2]		390,000	419,250
7.625%, due 12/15/14		385,000	420,612
			3,555,462
Media—0.74%
EN Germany Holdings BV 10.750%, due 11/15/15	EUR	1,000,000	1,396,533
Lamar Media Corp. 6.625%, due 08/15/15		285,000	291,769
Series C, 6.625%, due 08/15/15		105,000	107,231
Lighthouse International Co. SA 8.000%, due 04/30/14	EUR	275,000	139,311
			1,934,844
Medical products—0.34%
Bausch & Lomb, Inc. 9.875%, due 11/01/15		475,000	513,000
FMC Finance III SA 6.875%, due 07/15/17		365,000	388,269
			901,269
Metals—1.55%
Aleris International, Inc. 6.000%, due 06/01/20[8,9]		13,347	24,466
Century Aluminum Co. 8.000%, due 05/15/14		2,053,150	2,130,143

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]		Value
Corporate bonds—(Continued)
Metals—(Concluded)
Novelis, Inc. 8.375%, due 12/15/17[2]		1,750,000	$1,885,625
			4,040,234
Metals & mining—1.95%
Arch Western Finance LLC 6.750%, due 07/01/13[3]		467,000	471,670
FMG Resources August 2006 Pty Ltd. 6.875%, due 02/01/18[2]		525,000	525,656
7.000%, due 11/01/15[2]		965,000	996,363
Foundation PA Coal Co. 7.250%, due 08/01/14		1,160,000	1,191,900
Glencore Finance Europe SA 6.500%, due 02/27/19	GBP	500,000	819,851
Massey Energy Co. 6.875%, due 12/15/13		1,065,000	1,086,300
			5,091,740
Oil & gas—7.99%
AmeriGas Partners LP/AmeriGas Finance Corp. 6.500%, due 05/20/21		1,355,000	1,378,712
Berry Petroleum Co. 6.750%, due 11/01/20		1,120,000	1,142,400
Chesapeake Energy Corp. 6.250%, due 01/15/17	EUR	515,000	710,401
6.625%, due 08/15/20		645,000	667,575
6.875%, due 08/15/18		645,000	673,219
Compton Petroleum Finance Corp. 10.000%, due 09/15/17		935,300	776,299
Concho Resources, Inc. 7.000%, due 01/15/21		835,000	870,488
Denbury Resources, Inc. 7.500%, due 12/15/15		825,000	858,000
9.750%, due 03/01/16		200,000	226,000
El Paso Corp. 6.875%, due 06/15/14		1,030,000	1,119,977
Energy Transfer Equity LP 7.500%, due 10/15/20		1,500,000	1,603,125
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21[2]		430,000	417,100
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625%, due 06/15/20		1,100,000	1,196,250
Hilcorp Energy I LP/Hilcorp Finance Co. 8.000%, due 02/15/20[2]		355,000	385,175
9.000%, due 06/01/16[2]		510,000	538,050
Inergy LP/Inergy Finance Corp. 6.875%, due 12/15/14		475,000	486,875
6.875%, due 08/01/21[2]		960,000	968,400
Linn Energy LLC 9.875%, due 07/01/18		1,230,000	1,371,450

	Face amount[1]		Value
Corporate bonds—(Continued)
Oil & gas—(Concluded)
Linn Energy LLC/Linn Energy Finance Corp. 8.625%, due 04/15/20[2]		600,000	$657,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 8.500%, due 07/15/16		975,000	1,027,406
Precision Drilling Corp. 6.625%, due 11/15/20[2]		855,000	883,856
Swift Energy Co. 7.125%, due 06/01/17		500,000	510,625
8.875%, due 01/15/20		895,000	980,025
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 7.875%, due 10/15/18[2]		730,000	773,800
8.250%, due 07/01/16		630,000	674,100
			20,896,308
Oil refining—0.60%
Tesoro Corp. 6.250%, due 11/01/12		1,330,000	1,393,175
6.500%, due 06/01/17		160,000	163,200
			1,556,375
Oil services—2.66%
Basic Energy Services, Inc. 7.125%, due 04/15/16		1,535,000	1,488,950
CIE Generale de Geophysique 7.500%, due 05/15/15		1,270,000	1,308,100
Geokinetics Holdings, Inc. 9.750%, due 12/15/14		1,175,000	1,166,188
Helix Energy Solutions Group, Inc. 9.500%, due 01/15/16[2]		1,245,000	1,297,912
Hornbeck Offshore Services, Inc., 8.000%, due 09/01/17		335,000	343,794
Series B 6.125%, due 12/01/14		1,375,000	1,361,250
			6,966,194
Packaging—1.31%
Reynolds Group Issuer 7.750%, due 10/15/16	EUR	1,100,000	1,581,369
8.500%, due 05/15/18[2]		1,765,000	1,840,012
			3,421,381
Paper & forest products—2.92%
Boise Cascade LLC 7.125%, due 10/15/14		1,980,000	1,950,300
Boise Paper Holdings LLC/Boise Finance Co. 9.000%, due 11/01/17		850,000	943,500
Domtar Corp. 9.500%, due 08/01/16		250,000	298,125
10.750%, due 06/01/17		1,185,000	1,510,875

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]		Value
Corporate bonds—(Continued)
Paper & forest products—(Concluded)
Norske Skogindustrier ASA 7.000%, due 06/26/17	EUR	505,000	$608,450
7.125%, due 10/15/33[2]		1,850,000	1,378,250
Stora Enso Oyj 7.250%, due 04/15/36[2]		1,000,000	935,000
			7,624,500
Pharmaceuticals—0.33%
Mylan, Inc. 6.000%, due 11/15/18[2]		850,000	867,000
Railroads—0.35%
RailAmerica, Inc. 9.250%, due 07/01/17		824,000	909,490
Real estate investment trusts—0.91%
Host Hotels & Resorts, Inc. 6.000%, due 11/01/20[2]		1,315,000	1,301,850
Prologis International Funding SA 7.625%, due 10/23/14[3]	EUR	750,000	1,067,937
			2,369,787
Retail—0.58%
Neiman Marcus Group, Inc. 9.000%, due 10/15/15[6,10]		1,442,704	1,511,232
Steel—0.94%
California Steel Industries 6.125%, due 03/15/14		1,280,000	1,260,800
RathGibson, Inc. 11.250%, due 02/15/14*,5,6,9		335,000	34
US Steel Corp. 7.000%, due 02/01/18		1,170,000	1,202,175
			2,463,009
Support-services—0.21%
KAR Auction Services, Inc. 10.000%, due 05/01/15		12,000	12,720
TUI AG 5.125%, due 12/10/12	EUR	380,000	528,081
			540,801
Telecommunication services—0.93%
Alcatel-Lucent USA, Inc. 6.450%, due 03/15/29		1,020,000	810,900
CommScope, Inc. 8.250%, due 01/15/19[2]		1,560,000	1,618,500
			2,429,400
Telephone-integrated—1.01%
Frontier Communications Corp. 7.000%, due 11/01/25		965,000	909,512
7.050%, due 10/01/46		760,000	655,500
Virgin Media Finance PLC 9.500%, due 08/15/16	EUR	700,000	1,087,790
			2,652,802

	Face amount[1]		Value
Corporate bonds—(Concluded)
Transportation—1.06%
Stena AB 5.875%, due 02/01/19	EUR	650,000	$809,852
6.125%, due 02/01/17	EUR	1,500,000	1,961,308
			2,771,160
Transportation services—0.95%
Hapag-Lloyd AG 9.750%, due 10/15/17[2]		1,130,000	1,248,650
PHI, Inc. 8.625%, due 10/15/18		1,000,000	1,035,000
Teekay Corp. 8.500%, due 01/15/20		195,000	210,113
			2,493,763
Wireless telecommunication services—0.56%
Crown Castle International Corp. 9.000%, due 01/15/15		430,000	479,450
MetroPCS Wireless, Inc. 6.625%, due 11/15/20		490,000	472,850
7.875%, due 09/01/18		500,000	522,500
			1,474,800
Total corporate bonds (cost—$204,983,458)			227,195,829
Loan assignments[4]—3.61%
Computer software & services—0.70%
Sungard Data Systems, Inc. Tranche B 3.907%, due 02/14/11		80,858	81,263
3.911%, due 02/08/11		1,730,299	1,738,950
			1,820,213
Defense/aerospace—0.36%
Hawker Beechcraft Acquisition Co. LLC LC Facility Deposits 2.303%, due 03/31/11		60,863	54,085
Hawker Beechcraft Acquisition Co. LLC Term Loan 2.260%, due 02/28/11		743,545	660,744
2.303%, due 03/31/11		271,855	241,582
			956,411
Gaming—0.38%
Gateway Casinos & Entertainment Ltd. Term Loan 6.500%, due 03/14/11	CAD	900,000	903,281
7.000%, due 04/01/11	CAD	97,500	97,855
			1,001,136

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[1]	Value
Loan assignments[4]—(Concluded)
Internet & catalog retail—0.59%
Autotrader.com, Inc. New Term Loan B 4.750%, due 02/18/11	1,530,000	$1,547,212
Machinery—0.06%
Manitowoc Co., Inc. Term Loan B 8.000%, due 02/28/11	162,633	164,565
Paper & packaging—0.33%
Georgia-Pacific Corp. New Term Loan B 2.302%, due 03/10/11	828,176	830,089
2.303%, due 03/31/11	21,571	21,621
		851,710
Pharmaceuticals—0.28%
WC Luxco S.a.r.l. Term Loan B3 4.250%, due 02/22/16	724,937	732,484
Telecom-integrated/services—0.58%
Intelsat Jackson Holdings S.A. Tranche B Term Loan 5.250%, due 04/12/11	1,500,000	1,518,750
Wireless telecommunication services—0.33%
MetroPCS Wireless, Inc. Extended Term Loan B 3.813%, due 02/01/11	509,820	513,430
3.813%, due 02/28/11	271,224	273,144
MetroPCS Wireless, Inc. Term Loan B 2.563%, due 02/01/11	46,796	46,847
2.563%, due 02/28/11	24,895	24,922
		858,343
Total loan assignments (cost—$9,124,033)		9,450,824
Asset-backed securities—2.87%
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL2, Class A3A 0.330%, due 05/25/37[4]	880,203	720,342
GSAA Home Equity Trust, Series 2006-14, Class A1 0.310%, due 09/25/36[4]	917,098	504,360
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV1 0.390%, due 04/25/37[4]	802,482	662,409
HSI Asset Securitization Corp. Trust, Series 2007-NC1, Class A1 0.360%, due 04/25/37[4]	1,386,682	1,187,287
Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1, Class A2A 0.370%, due 03/25/37[4]	1,955,529	1,377,031

	Face amount[1]	Value
Asset-backed securities—(Concluded)
Morgan Stanley Capital, Inc., Series 2006-HE8, Class A2B 0.360%, due 10/25/36[4]	359,250	$273,806
Renaissance Home Equity Loan Trust, Series 2007-2, Class AF1 5.893%, due 06/25/37[3]	1,481,749	1,103,331
Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A2 0.370%, due 01/25/37[4]	1,013,428	898,875
Series 2007-OPT1, Class 2A1 0.340%, due 06/25/37[4]	896,254	783,880
Total asset-backed securities (cost—$8,118,417)		7,511,321
Collateralized mortgage obligations—0.62%
Banc of America Mortgage Securities, Series 2005-J, Class 1A1 3.068%, due 11/25/35[4]	887,473	690,540
Countrywide Alternative Loan Trust, Series 2006-OC6, Class 2A1 0.330%, due 07/25/36[4]	273,898	267,798
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1 5.472%, due 11/25/36[4]	733,468	670,057
Total collateralized mortgage obligations (cost—$1,678,177)		1,628,395
	Number of shares
Common stocks—1.00%
Building products—0.22%
Nortek, Inc.*	1,375	52,594
US Concrete, Inc.*,9	59,953	524,588
		577,182
Diversified financial services—0.44%
CIT Group, Inc.*	23,829	1,136,405
Metals—0.34%
Aleris International, Inc.*,8,9	15,446	888,145
Total common stocks (cost—$2,192,664)		2,601,732
Preferred stock—2.94%
Finance-captive automotive—2.94%
Ford Motor Co. Capital Trust II (cost—$6,881,323)	147,220	7,696,662

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of warrants	Value
Warrants*—0.01%
Cable—0.01%
Charter Communications, Inc., strike price $46.86, expires 11/30/14 (cost—$3,635)	1,818	$16,362
	Face amount[1]
Repurchase agreement—2.78%
Repurchase agreement dated 01/31/11 with State Street Bank & Trust Co., 0.010% due 02/01/11, collateralized by $7,433,315 US Treasury Notes, 0.375% to 2.750% due 10/31/12 to 02/15/19; (value—$7,423,635); proceeds: $7,278,002 (cost—$7,278,000)	7,278,000	7,278,000

	Number of shares	Value
Investment of cash collateral from securities loaned—7.81%
Money market fund—7.81%
UBS Private Money Market Fund LLC[11] (cost—$20,415,235)	20,415,235	$20,415,235
Total investments (cost—$260,674,942)—108.54%		283,794,360
Liabilities in excess of other assets—(8.54)%		(22,340,086)
Net assets—100.00%		$261,454,274

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$25,863,365
Gross unrealized depreciation	(2,743,947)
Net unrealized appreciation	$23,119,418

*  Non-income producing security.

1  In US Dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 18.50% of net assets as of January 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Step bond that converts to the noted fixed rate at a designated future date.

4  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2011, and changes periodically.

5  Bond interest in default.

6  Security, or portion thereof, was on loan at January 31, 2011.

7  Perpetual bond security. The maturity date reflects the next call date.

8  Security is being fair valued by a valuation committee under the direction of the board of trustees.

9  Illiquid securities representing 0.55% of net assets as of January 31, 2011.

10  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

11  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the six months ended 01/31/11	Sales during the six months ended 01/31/11	Value at 01/31/11	Net income earned from affiliate for the six months ended 01/31/11
UBS Private Money Market Fund LLC	$22,131,690	$56,976,949	$58,693,404	$20,415,235	$126,251

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

MTN  Medium Term Note

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2011 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
JPMorgan Securities, Inc.	CAD	990,000	USD	998,920	02/10/11	$10,436
JPMorgan Securities, Inc.	EUR	22,800,000	USD	29,880,792	02/10/11	(1,332,577)
JPMorgan Securities, Inc.	GBP	8,150,000	USD	12,508,416	02/10/11	(545,897)
						$(1,868,038)

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

The following is a summary of the fair valuations according to the inputs used as of January 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$227,171,363	$24,466	$227,195,829
Loan assignments	—	9,450,824	—	9,450,824
Asset-backed securities	—	7,511,321	—	7,511,321
Collateralized mortgage obligations	—	1,628,395	—	1,628,395
Common stocks	1,713,587	—	888,145	2,601,732
Preferred stock	7,696,662	—	—	7,696,662
Warrants	16,362	—	—	16,362
Repurchase agreement	—	7,278,000	—	7,278,000
Investment of cash collateral from securities loaned	—	20,415,235	—	20,415,235
Forward foreign currency contracts, net	—	(1,868,038)	—	(1,868,038)
Total	$9,426,611	$271,587,100	$912,611	$281,926,322

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the six months ended January 31, 2011:

	Corporate bond	Asset-backed security	Common stock	Total
Beginning balance	$14,375	$1,119,456	$540,610	$1,674,441
Net purchases/(sales)	—	(1,195,200)	—	(1,195,200)
Accrued discounts/(premiums)	(42)	16,161	—	16,119
Total realized gain/(loss)	—	38,997	—	38,997
Net change in unrealized appreciation/depreciation	10,133	20,586	347,535	378,254
Net transfers in/(out) of Level 3	—	—	—	—
Ending balance	$24,466	$—	$888,145	$912,611

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2011 was $357,668.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2011 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	84.0%
United Kingdom	3.7
Canada	2.5
Germany	2.0
Netherlands	2.0
Sweden	1.0
Luxembourg	0.9
Norway	0.7
Jersey	0.6
France	0.6
Australia	0.5
Cayman Islands	0.5
Liberia	0.5
Finland	0.3
Marshall Islands	0.1
Belgium	0.1
Total	100.0%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance

For the six months ended January 31, 2011, the Portfolio's Class P shares returned 17.41%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 16.24%, after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Russell 1000 Value Index (the "benchmark") returned 16.60%, and the Lipper Large-Cap Value Funds category posted a median return of 16.77%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 96. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

ICAP

Our portion of the Portfolio outperformed the benchmark during the reporting period. Overall, our portion of the Portfolio is built on a stock-by-stock basis, and reflects the individual names that we believe have a combination of attractive valuations and catalysts likely to trigger appreciation over a 12- to 18-month timeframe.

Performance of our portion of the Portfolio during the period was primarily driven by several key factors. The energy sector was the best performing sector in the benchmark, and we benefited from having an overweight position. However, our holdings in the sector, Occidental Petroleum Corp., ConocoPhillips and Marathon Oil Corp., participated in the rally, but, in aggregate, slightly hurt performance. An underweight to the financials sector added to relative performance, as did stock selection within the sector.

Specific stocks that contributed to our performance included QUALCOMM, Inc., a communications technology company, and Johnson Controls, Inc., a manufacturer of automotive components and building controls. QUALCOMM generated strong performance as its financial outlook improved due to the increased adoption of smart phones. Johnson Controls, Inc. benefited as improved car sales led to better earnings.

Cisco Systems, Inc. underperformed, and detracted from our performance as its sales and growth outlook disappointed investors. We eliminated the position during the reporting period. In addition, PepsiCo Inc. lagged and detracted from

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Sub-Advisors:

Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena")

Portfolio Managers:

ICAP: Jerrold Senser and Thomas Wenzel;

Westwood: Susan M. Byrne;

Pzena: Antonio DeSpirito, III, Richard S. Pzena and John P. Goetz

Objective:

Capital appreciation and dividend income

Investment process:

ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values and seeks to avoid companies that exhibit excessive deterioration in earnings trends. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over a 12- to 18-month period.

ICAP also uses internally and externally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

Westwood utilizes a value style of investing in which it chooses common stocks it believes are currently undervalued.

Other key metrics it considers are return on equity, debt/equity ratio and, in the case of

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – continued

performance; the company's investments for growing their international operations caused their profits to fall short of expectations.

Westwood

Our portion of the Portfolio outperformed the benchmark during the reporting period, primarily due to security selection in the financial services and consumer staples sectors. Sector weights, specifically an overweight to energy and underweights to financial services and consumer staples, also contributed to relative performance. Our best performing stocks generally included those tied to global economic growth, as optimism over Federal Reserve Board (the "Fed") policies and stronger economic data in the US and China generally kept the markets on an upward trajectory. In the producer durables space, our holdings that benefited from international demand strength included Deere & Co., Caterpillar Inc., and Honeywell International, Inc.

Energy prices moved higher during the period as there was increasing optimism for a strengthening global economy. In particular, companies that were tied to the strength in the energy sector performed well, including our holdings in Anadarko Petroleum Corp. and National Oilwell Varco. We subsequently eliminated National Oilwell Varco as its shares were reaching, in our view, full value. The defensive characteristics of sectors such as consumer staples and utilities were not favored over the six-month period, but our portion of the Portfolio benefited from holding securities with international exposure, such as Philip Morris International, Inc. Elsewhere, our financial services holdings performed well and generated strong returns. Ameriprise Financial, for example, performed well after it reported a positive earnings surprise based partially on the strength of the financial markets.

Security selection in the information technology and utilities sectors detracted from our performance. Technology leader Cisco Systems, Inc. fell due to disappointing earnings reports. Our utility holdings with defensive characteristics, such as Sempra Energy and American Electric Power Co., Inc., also hurt performance. Large stable holdings in pharmaceuticals, such as Merck & Co., Inc., Bristol-Myers Squibb and Co. and Abbott Laboratories all underperformed as smaller, higher risk names generated better results. Additionally, despite reporting a positive earnings surprise, Abbott Laboratories fell as investors factored in the impact of product recalls.

A focused discipline on our investment process allowed us to produce strong results during the reporting period. Looking back, we recognize that our bias towards quality was out of favor for much of 2009 and into 2010, but we continue to believe that our portion of the Portfolio is positioned appropriately for the current uncertain environment. We believe the equity market is likely beginning to factor in a slower rate of economic growth and that equity investors will be rewarded for owning stocks that have a focus on quality.

Investment process (concluded)

common equities, positive earnings surprises without a corresponding increase in Wall Street estimates.

Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

Pzena follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – concluded

Pzena

Our portion of the Portfolio outperformed the benchmark during the reporting period. Our financial services exposure was the largest contributor to performance, while our exposures to the energy, consumer discretionary and technology sectors also made significant contributions. Strong performance from our security selection in the consumer discretionary and materials and processing sectors were also beneficial, as was our underweight exposures in utilities and consumer staples. Companies tied to consumer and housing-related spending were among the largest contributors to performance, including JC Penney Co., Inc. (retail), Tyco Electronics (connectors) and Fortune Brands, Inc. (cabinets, plumbing fixtures). Exxon Mobil Corp. was an important contributor in the energy sector, while financial service companies Willis Group Holdings PLC (insurance brokerage) and Allstate Corp. (insurance) were the most significant contributors in the financial services sector.

The most significant detractors from our performance during the period included companies whose valuations were depressed by regulatory and fiscal uncertainties. Apollo Group, Inc. weakened due to tighter regulation in the for-profit education industry, while L-3 Communications Holdings, Inc. declined over concerns about potential cuts in military spending.

Investors have had a very strong focus on the macro outlook throughout the reporting period, almost to the point of overlooking just how positively positioned companies were for the possibility of a slow growth environment. For many companies, managements had pared their costs, repaired their balance sheets and slashed capital expenditures. As a result, many non-financial companies have posted record margins on relatively modest revenue growth, and the free cash flow yield of our portion of the Portfolio is now between 8% and 10%. (Free cash flow yield is a measure of a portfolio's attractiveness relative to the overall market.) In addition, we believe equities in general remain attractive. Spreads between the cheapest stocks and the market averages continue to be in the normal range and, in our view, continue to provide a good environment for value investing.

We believe that today's most compelling opportunities continue to be dominated by industries where economic recovery has not been fully discounted in share prices (for example, housing-related or technology industries), or in areas where regulatory or fiscal uncertainties have depressed valuations (for example, financials and defense). As a result, we continue to maintain significant exposure to financials, technology, defense and building materials companies, with limited exposure to utilities and consumer staples.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/11		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	17.34%	20.86%	1.28%	3.37%	3.86%
maximum sales charge	Class B3	16.72%	19.79%	0.41%	2.87%[7]	3.38%[7]
or PACE Select	Class C4	16.76%	19.85%	0.47%	2.57%	3.06%
program fee	Class Y5	17.40%	21.08%	1.61%	3.70%	4.02%
	Class P6	17.41%	21.10%	1.53%	3.61%	7.14%
After deducting	Class A2	10.87%	14.24%	0.14%	2.79%	3.28%
maximum sales charge	Class B3	11.72%	14.79%	0.09%	2.87%[7]	3.38%[7]
or PACE Select	Class C4	15.76%	18.85%	0.47%	2.57%	3.06%
program fee	Class P6	16.24%	18.71%	(0.48)%	1.56%	5.01%
Russell 1000 Value Index[8]		16.60%	21.54%	0.96%	3.45%	8.26%
Lipper Large-Cap Value Funds median		16.77%	19.02%	0.96%	2.66%	6.93%

Average annual total returns for periods ended December 31, 2010, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 8.79%; 5-year period, 0.48%; 10-year period, 2.56%; since inception, 3.06%; Class B—1-year period, 9.10%; 5-year period, 0.45%; 10-year period, 2.65%; since inception, 3.15%; Class C—1-year period, 13.12%; 5-year period, 0.83%; 10-year period, 2.35%; since inception, 2.85%; Class Y—1-year period, 15.32%; 5-year period, 1.98%; since inception, 3.79%; Class P—1-year period, 13.10%; 5-year period, (0.12)%; 10-year period, 1.34%; since inception, 4.89%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.20% and 1.20%; Class B—2.33% and 2.02%; Class C—2.02% and 2.02%; Class Y—0.89% and 0.89%; and Class P—0.95% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.27%; Class B—2.02%; Class C—2.02%; Class Y—1.02%; and Class P—1.02%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 19, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Russell 1000 Value Index is designed to measure the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/11
Net assets (mm)	$1,228.0
Number of holdings	105
Portfolio composition[1]	01/31/11
Common stocks	93.3%
ADRs	4.6
Cash equivalents and other assets less liabilities	2.1
Total	100.0%
Top five sectors[1]	01/31/11
Financials	25.7%
Health care	13.5
Information technology	12.6
Energy	12.0
Consumer discretionary	10.6
Total	74.4%
Top ten equity holdings[1]	01/31/11
JPMorgan Chase & Co.	3.1%
Pfizer, Inc.	2.8
Microsoft Corp.	2.5
Exxon Mobil Corp.	2.4
Wells Fargo & Co.	2.2
Honeywell International, Inc.	2.0
Merck & Co., Inc.	1.9
Goldman Sachs Group, Inc.	1.8
Covidien PLC	1.6
Northrop Grumman Corp.	1.6
Total	21.9%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2011. The Portfolio is actively managed and its composition will vary over time.

ADR American Depositary Receipt

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—97.93%
Aerospace & defense—6.48%
Boeing Co.	113,500	$7,885,980
Honeywell International, Inc.	447,400	25,058,874
ITT Corp.	138,900	8,183,988
L-3 Communications Holdings, Inc.	188,979	14,787,607
Northrop Grumman Corp.	281,700	19,521,810
Raytheon Co.	83,600	4,179,164
		79,617,423
Auto components—0.93%
Johnson Controls, Inc.	298,400	11,455,576
Automobiles—0.34%
General Motors Co.*	114,900	4,192,701
Beverages—2.63%
PepsiCo, Inc.	222,000	14,276,820
The Coca-Cola Co.	286,000	17,975,100
		32,251,920
Building products—0.91%
Masco Corp.	836,250	11,138,850
Capital markets—5.81%
Ameriprise Financial, Inc.	147,700	9,105,705
BlackRock, Inc.	42,750	8,465,355
Charles Schwab Corp.	311,100	5,615,355
Franklin Resources, Inc.	76,600	9,241,790
Goldman Sachs Group, Inc.	132,775	21,724,645
Morgan Stanley	295,000	8,673,000
State Street Corp.	181,425	8,476,176
		71,302,026
Chemicals—3.49%
E.I. du Pont de Nemours and Co.	176,800	8,960,224
Monsanto Co.	124,050	9,102,789
PPG Industries, Inc.	96,975	8,173,053
The Dow Chemical Co.	239,500	8,497,460
The Sherwin-Williams Co.	96,350	8,163,735
		42,897,261
Commercial banks—3.70%
BB&T Corp.	359,150	9,926,906
PNC Financial Services Group, Inc.	145,325	8,719,500
Wells Fargo & Co.	824,900	26,743,258
		45,389,664
Communications equipment—1.76%
Alcatel-Lucent, ADR*	1,056,225	3,496,105
Cisco Systems, Inc.*	386,300	8,170,245
QUALCOMM, Inc.	183,400	9,927,442
		21,593,792
Computers & peripherals—2.74%
Dell, Inc.*	829,525	10,916,549
EMC Corp.*	180,600	4,495,134
Hewlett-Packard Co.	399,000	18,230,310
		33,641,993

	Number of shares	Value
Common stocks—(Continued)
Diversified consumer services—0.55%
Apollo Group, Inc., Class A*	163,650	$6,753,836
Diversified financial services—5.43%
Bank of America Corp.	1,271,600	17,459,068
Citigroup, Inc.*	2,357,564	11,363,459
JPMorgan Chase & Co.	842,443	37,859,388
		66,681,915
Diversified telecommunication services—0.98%
AT&T, Inc.	438,900	12,078,528
Electric utilities—1.27%
American Electric Power Co., Inc.	239,700	8,552,496
Edison International	195,150	7,080,042
		15,632,538
Electronic equipment, instruments & components—1.23%
Corning, Inc.	218,200	4,846,222
Tyco Electronics Ltd.	282,500	10,234,975
		15,081,197
Food & staples retailing—2.45%
CVS Caremark Corp.	522,900	17,883,180
Sysco Corp.	118,500	3,453,090
Wal-Mart Stores, Inc.	155,300	8,707,671
		30,043,941
Health care equipment & supplies—2.46%
Covidien PLC	417,000	19,794,990
Zimmer Holdings, Inc.*	176,450	10,438,782
		30,233,772
Health care providers & services—1.51%
Aetna, Inc.	239,225	7,880,072
Laboratory Corp. of America Holdings*	118,150	10,622,866
		18,502,938
Household durables—0.64%
Fortune Brands, Inc.	126,592	7,808,195
Insurance—10.80%
ACE Ltd.	315,828	19,451,847
Aflac, Inc.	328,950	18,940,941
Allstate Corp.	485,800	15,127,812
Axis Capital Holdings Ltd.	338,375	12,039,383
Fidelity National Financial, Inc., Class A	546,600	7,351,770
Hartford Financial Services Group, Inc.	271,325	7,537,409
MetLife, Inc.	401,250	18,365,212
The Travelers Cos., Inc.	137,000	7,707,620
Torchmark Corp.	207,175	12,907,002
Willis Group Holdings PLC	351,225	13,199,035
		132,628,031
IT services—1.29%
Accenture PLC, Class A	130,350	6,709,115
International Business Machines Corp.	56,350	9,128,700
		15,837,815

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
Machinery—0.82%
Caterpillar, Inc.	54,100	$5,248,241
Deere & Co.	53,300	4,844,970
		10,093,211
Media—4.86%
CBS Corp., Class B	213,700	4,237,671
Comcast Corp., Class A	370,700	8,433,425
Omnicom Group, Inc.	253,400	11,372,592
The Walt Disney Co.	224,100	8,710,767
Time Warner, Inc.	375,550	11,811,047
Viacom, Inc., Class B	364,700	15,153,285
		59,718,787
Multi-utilities—1.40%
Dominion Resources, Inc.	199,700	8,694,938
Sempra Energy	164,100	8,544,687
		17,239,625
Multiline retail—1.07%
J.C. Penney Co., Inc. (Holding Co.)	410,450	13,163,132
Office electronics—0.32%
Xerox Corp.	374,400	3,976,128
Oil, gas & consumable fuels—11.97%
Anadarko Petroleum Corp.	112,800	8,694,624
Apache Corp.	142,902	17,056,783
BP PLC, ADR	278,550	13,222,768
Chevron Corp.	137,000	13,005,410
ConocoPhillips	218,750	15,631,875
EQT Corp.	197,500	9,517,525
Exxon Mobil Corp.	361,587	29,172,839
Marathon Oil Corp.	340,300	15,551,710
Occidental Petroleum Corp.	191,647	18,528,432
Valero Energy Corp.	259,425	6,579,018
		146,960,984
Personal products—0.25%
Avon Products, Inc.	107,930	3,055,498
Pharmaceuticals—9.54%
Abbott Laboratories	165,100	7,455,916
Bristol-Myers Squibb Co.	141,200	3,555,416
Forest Laboratories, Inc.*	298,325	9,623,965
Johnson & Johnson	293,300	17,530,541
Merck & Co., Inc.	693,925	23,017,492
Pfizer, Inc.	1,869,252	34,057,771
Sanofi-Aventis, ADR	509,450	17,530,175
Teva Pharmaceutical Industries Ltd., ADR	80,600	4,404,790
		117,176,066

	Number of shares	Value
Common stocks—(Concluded)
Road & rail—0.73%
Union Pacific Corp.	95,000	$8,989,850
Semiconductors & semiconductor equipment—1.66%
Applied Materials, Inc.	368,350	5,779,411
Intel Corp.	214,700	4,607,462
Texas Instruments, Inc.	293,200	9,942,412
		20,329,285
Software—3.65%
CA, Inc.	403,800	9,610,440
Microsoft Corp.	1,124,252	31,169,887
Oracle Corp.	128,100	4,103,043
		44,883,370
Specialty retail—2.17%
Lowe's Cos., Inc.	582,700	14,450,960
The Gap, Inc.	402,700	7,760,029
TJX Cos., Inc.	94,700	4,487,833
		26,698,822
Tobacco—0.67%
Philip Morris International, Inc.	144,300	8,259,732
Wireless telecommunication services—1.42%
Vodafone Group PLC, ADR	612,750	17,377,590
Total common stocks (cost—$1,033,123,950)		1,202,685,992
	Face amount
Repurchase agreement—2.15%
Repurchase agreement dated 01/31/11 with State Street Bank & Trust Co., 0.010% due 02/01/11, collateralized by $26,938,873 US Treasury Notes, 0.375% to 2.750% due 10/31/12 to 02/15/19, (value—$26,903,791); proceeds: $26,376,007 (cost—$26,376,000)	$26,376,000	26,376,000
Total investments (cost—$1,059,499,950)— 100.08%		1,229,061,992
Liabilities in excess of other assets—(0.08)%		(1,034,610)
Net assets—100.00%		$1,228,027,382

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$203,155,064
Gross unrealized depreciation	(33,593,022)
Net unrealized appreciation	$169,562,042

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

*  Non-income producing security.

ADR  American Depositary Receipt

The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the six months ended 01/31/11	Sales during the six months ended 01/31/11	Value at 01/31/11	Net income earned from affiliate for the six months ended 01/31/11
UBS Private Money Market Fund LLC	$9,903,388	$7,560,177	$17,463,565	$—	$1,246

The following is a summary of the fair valuations according to the inputs used as of January 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,202,685,992	$—	$—	$1,202,685,992
Repurchase agreement	—	26,376,000	—	26,376,000
Total	$1,202,685,992	$26,376,000	$—	$1,229,061,992

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	88.8%
Ireland	3.2
United Kingdom	2.5
Switzerland	2.4
France	1.7
Bermuda	1.0
Israel	0.4
Total	100.0%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance

For the six months ended January 31, 2011, the Portfolio's Class P shares returned 21.56%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 20.35%, after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Russell 1000 Growth Index (the "benchmark") returned 20.96%, and the Lipper Large-Cap Growth Funds category posted a median return of 20.00%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 105. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Wellington Management

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection was the primary driver of our outperformance, while sector allocation, a result of our bottom-up stock selection process, added modestly to performance.

Stock selection within the information technology and consumer discretionary sectors contributed the most to performance during the period. Top contributors in the sector included overweight positions in Internet marketplace company eBay, Inc. and semi-conductor manufacturer Altera Corp. Both companies reported better-than-expected earnings, which helped drive their share prices higher. Within consumer discretionary, our positions in online travel company Priceline.com, Inc. and motorcycle manufacturer Harley-Davidson, Inc. contributed to results. Priceline.com continued to benefit from growing internet-based commerce and travel trends in Europe and across the globe. Harley-Davidson reported a narrower-than-expected fourth-quarter loss due to lower restructuring-related expenses and a return to profitablity for its financial services business.

Underweight allocations to the consumer staples and health care sectors, and an avoidance of the telecommunication services sector, also contributed to relative performance. This was partially offset by an overweight allocation to the financials sector, and an underweight to the strong-performing energy sector.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Sub-Advisors:

Wellington Management Company, LLP ("Wellington Management"), Marsico Capital Management, LLC ("Marsico"), Delaware Management Company ("Delaware"), Roxbury Capital Management, LLC ("Roxbury") and SSgA Funds Management, Inc. ("SSgA") until November 29, 2010.

Portfolio Managers:

Wellington: Andrew Shilling;

Marsico: Thomas Marsico, A. Douglas Rao and Coralie Witter

Delaware: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen

Roxbury: Brian L. Massey and Silas A. Myers

SSgA: J. Lee Montag and Brian Shannahan

Objective:

Capital appreciation

Investment process:

Wellington applies in-depth fundamental research in its effort to identify corporate change early, differentiate sustainable growth opportunities from short-lived events, identify superior business models, and develop strict valuation parameters for the companies it evaluates. Wellington's strategy is focused on investing in companies that appear well-positioned to benefit from long-lasting trends and that have structural advantages to maintaining their position.

Marsico uses an approach that combines top-down macro-economic analysis with bottom-up stock selection. It considers macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

Marsico

Our portion of the Portfolio performed largely in line with the benchmark during the reporting period. Select holdings in the retailing industry, including Priceline.com and Amazon.com, Inc., were among our top-performing individual contributors. Stock selection in the industrials sector was another area of strength, as our positions in Eaton Corp. and Union Pacific Corp. added to returns. Stock selection and an overweight exposure in the materials sector also enhanced results. In particular, our holdings in Dow Chemical Co., Monsanto Co. and BHP Billiton PLC were beneficial for performance. As consumer staples was among the weakest performing sectors in the benchmark, our underweight exposure was rewarded. Stock selection in the information technology sector also proved advantageous, as our performance benefited from strong gains in Baidu, Inc. and Apple, Inc.

Stock selection and an overweight position in the financials sector hampered our results. While our holdings collectively generated a positive absolute return, they underperformed the sector's return in the benchmark. In particular, our positions in PNC Financial Services Group, Inc. and Goldman Sachs Group, Inc. were key laggards. As the benchmark returned almost 21% during the reporting period, our 5.6% exposure to cash and cash equivalents were negatives for our relative performance. A specific holding in the health care sector, Intuitive Surgical Inc., emerged as the largest individual detractor and was sold given our concerns regarding the adoption rate for its robotic surgery system. As energy was the strongest-performing sector in the benchmark during the reporting period, we were penalized for maintaining an underweight exposure.

As of January 31, 2011, our portion of the Portfolio's largest overweight positions versus the benchmark were in financials, materials and industrials. In contrast, we had significant underweight positions in the information technology, health care, consumer staples and energy sectors.

Delaware

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection, particularly in the information technology, consumer discretionary and health care sectors, drove our positive relative results.

In terms of individual holdings, top contributors to performance included Priceline.com, Inc, QUALCOMM, Inc.

Investment process (continued)

competitive environment. It then seeks to identify companies with earnings growth potential that may not be recognized by the market at large. Marsico's stock selection process may focus on factors such as market expertise or dominance, franchise durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations.

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have attractive large end-market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

Roxbury employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Roxbury looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Roxbury also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Roxbury's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock.

SSgA (until November 29, 2010) uses several quantitative measures based on valuation, sentiment and quality to identify

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

and Syngenta, AG. Priceline.com was the largest contributor to our portion of the Portfolio's overall return during the period. The company reported notable earnings during this time, which we believe signifies that its core North American business is performing well, and that its growing European hotel-booking business has been largely unaffected by sovereign debt crisis concerns. QUALCOMM's solid earnings momentum, combined with increased demand in smart phones and tablet devices, suggests strong growth expectations. Syngenta, a world-leading agri-business and seed producer, has seen success in bringing new and innovative products to the market. It also benefited from increasing demand from growers across the globe.

Detractors to performance during the period included Apollo Group, Inc. and Visa, Inc. Apollo Group is reconsidering its revenue and earnings growth profile, given increased government regulatory scrutiny on federal lending practices in the for-profit education sector. We believe senior management changes made at the company in recent years, and the corresponding internal process improvements, will eventually bear fruit as the company looks to re-emerge as a leaner entity with a keener focus on profitable growth. Visa was also affected by increased government scrutiny as the Federal Reserve Board (the "Fed") released proposed regulations on debit transactions, including potentially limiting transaction fees. We believe the majority of the fee pressure will be experienced in different parts of the payment system supply chain, such as the banks that issue the cards. We also believe that Visa should continue to hold a unique competitive position and achieve attractive growth and profitability in the payment industry, despite the temporary uncertainty surrounding transaction fees.

Roxbury

Our portion of the Portfolio underperformed the benchmark during the reporting period. Our holdings in the information technology and industrials sectors, coupled with an underweight in the strong-performing energy sector, were the largest detractors from relative results. In terms of individual holdings, shares of Cisco Systems, Inc., Dun & Bradstreet and Jacobs Engineering all declined. Cisco Systems is the leading provider of networking equipment to enterprises, governments and service providers. Despite its dominant market share and strong customer relationships, it has been losing share in its core market of switches and routers. Dun & Bradstreet's comprehensive commercial database provides it with numerous revenue streams and high incremental returns on capital. We sold the stock as its revenue growth underperformed our expectations. Jacobs Engineering is one of the world's largest and most diverse providers of professional technical services. We sold the stock during the reporting period, as we felt other investments offered superior risk/reward opportunities.

Our position in the more defensive consumer staples and telecommunication services sectors contributed to our portion of the Portfolio's relative performance. Having an underweight to the consumer staples sector was relatively beneficial when this sector underperformed. Within the telecommunication services sector, our only holding, American Tower Corp., the country's largest wireless broadcast tower operator, generated very strong results. Examples of other individual stocks that benefited our performance were QUALCOMM, Inc., Oracle Corp. and Exxon Mobil Corp. QUALCOMM is the leading provider of wireless technology globally due to its patented portfolio

Investment process (concluded)

investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Using comprehensive research, it seeks to determine the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA then constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The aim is to have a resulting Portfolio with characteristics similar to the benchmark. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the benchmark.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – concluded

of CDMA/WCDMA based technology. As wireless operators worldwide deploy third generation ("3G") WCDMA networks for faster wireless data downloads and more efficient voice transmission, QUALCOMM gains share. Oracle is the leading provider of database and enterprise application software for corporations and governments. It has enjoyed virtually 100% renewal rates, even during challenging economic times. Additionally, we believe Oracle is well positioned for cloud computing, with its new line of cloud-based appliances (cloud computing is computation, software, data access and storage services that do not require end-user knowledge of the physical location and configuration of the system that delivers the services). Exxon Mobil is the world's largest producer of oil and natural gas. It has generated industry-leading returns throughout the economic cycle, despite the cyclical nature of the exploration and production business. Additionally, the company has realized strong returns because of its global footprint and vertically integrated operations.

Since the fall of 2009, we have found more opportunities in larger dominant franchises than other areas of the market. The willingness of investors to price smaller-cap and faster growing cyclical businesses as though growth would continue well into the future has, in our view, generally resulted in excessive valuations. Conversely, despite all the company-specific and macroeconomic issues they may face, we welcome the opportunity to purchase businesses like Apple, Inc., Visa, Inc., and FedEx Corp. at significant discounts to what we believe they are worth. We believe these opportunities could position our portion of the Portfolio to realize above-average returns over our investment horizon.

SSgA

During the period from August 1, 2010 through November 29, 2010, when we managed a portion of the Portfolio, we underperformed the benchmark. Our investment process incorporates model-driven quantitative measures such as valuation, quality and investor sentiment, which are designed to generate buy/hold/sell "signals." Overall, our signals were mixed over the reporting period. The dynamic change between risk-aversion and risk-seeking continued during this period. European sovereign debt worries triggered risk-aversion, and a stark upturn in US initial jobless claims in August put equity investors on the defensive. When new positive economic reports surfaced in September, macro fears waned and our model performance picked up again. Continuing their recent trend, cash flow and quality signals showed solid strength during most of the time period, with a temporary setback in August. Our growth signal, which had been weak all year, was the strongest signal through most of this reporting period. As expected, due to the choppy market, our sentiment signal was the weakest, while earnings-based signals continue to struggle (as they did during most of 2010).

Overall, stock selection was weak and led to underperformance in nine out of 10 sectors within the benchmark. Our information technology and consumer discretionary holdings were the poorest-performing sectors on a relative basis. Within information technology, overweights to SanDisk Corp., a flash memory maker for consumer electronics products, and Intel Corp. were the largest detractors. Consumer discretionary stock selection was hurt by our underweight position in strong performing Amazon.com, Inc. and an overweight to poor performer Whirlpool Corp., a home appliance maker. Partially offsetting these losses was strong stock selection in industrials, led by an overweight position in auto parts maker Timken Co., as it shares rallied sharply.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/11		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	21.34%	24.76%	2.39%	(1.29)%	(1.38)%
maximum sales charge	Class B3	20.85%	23.81%	1.55%	(1.78)%[7]	(1.86)%[7]
or PACE Select	Class C4	20.79%	23.74%	1.55%	(2.08)%	(2.17)%
program fee	Class Y5	21.49%	25.08%	2.76%	N/A	(0.29)%
	Class P6	21.56%	25.10%	2.68%	(1.02)%	5.11%
After deducting	Class A2	14.66%	17.87%	1.24%	(1.85)%	(1.93)%
maximum sales charge	Class B3	15.85%	18.81%	1.17%	(1.78)%[7]	(1.86)%[7]
or PACE Select	Class C4	19.79%	22.74%	1.55%	(2.08)%	(2.17)%
program fee	Class P6	20.35%	22.62%	0.65%	(2.99)%	3.03%
Russell 1000 Growth Index[8]		20.96%	25.14%	3.91%	(0.40)%	6.36%
Lipper Large-Cap Growth Funds median		20.00%	23.19%	2.23%	(0.39)%	5.92%

Average annual total returns for periods ended December 31, 2010, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 9.82%; 5-year period, 1.48%; 10-year period, (1.50)%; since inception, (2.14)%; Class B—1-year period, 10.28%; 5-year period, 1.42%; 10-year period, (1.42)%; since inception, (2.07)%; Class C—1-year period, 14.24%; 5-year period, 1.79%; 10-year period, (1.72)%; since inception, (2.37)%; Class Y—1-year period, 16.54%; 5-year period, 3.02%; since inception, (0.50)%; Class P—1-year period, 14.21%; 5-year period, 0.89%; 10-year period, (2.64)%; since inception, 2.92%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.26% and 1.26%; Class B—2.37% and 2.05%; Class C—2.13% and 2.05%; Class Y—0.94% and 0.94%; and Class P—0.99% and 0.99%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.30%; Class B—2.05%; Class C—2.05%; Class Y—1.05%; and Class P—1.05%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 15, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Russell 1000 Growth Index is designed to measure the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/11
Net assets (mm)	$1,145.4
Number of holdings	123
Portfolio composition[1]	01/31/11
Common stocks	92.8%
ADRs and ADSs	5.0
Cash equivalents and other assets less liabilities	2.2
Total	100.0%
Top five sectors[1]	01/31/11
Information technology	36.9%
Consumer discretionary	14.8
Financials	12.1
Industrials	10.3
Energy	6.6
Total	80.7%
Top ten equity holdings[1]	01/31/11
Apple, Inc.	5.6%
Oracle Corp.	3.3
QUALCOMM, Inc.	3.0
Microsoft Corp.	2.3
Priceline.com, Inc.	2.2
Wells Fargo & Co.	2.0
EOG Resources, Inc.	2.0
Google, Inc.	1.9
Lowe's Cos., Inc.	1.9
Visa, Inc.	1.6
Total	25.8%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2011. The Portfolio is actively managed and its composition will vary over time.

ADR American Depositary Receipt

ADS American Depositary Shares

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—97.81%
Aerospace & defense—1.51%
Boeing Co.	11,840	$822,643
General Dynamics Corp.	77,957	5,877,958
Goodrich Corp.	92,303	8,364,498
Precision Castparts Corp.	15,480	2,213,485
		17,278,584
Air freight & logistics—2.04%
C.H. Robinson Worldwide, Inc.	24,160	1,862,495
Expeditors International of Washington, Inc.	142,900	7,240,743
FedEx Corp.	158,316	14,299,101
		23,402,339
Auto components—0.65%
Johnson Controls, Inc.	193,560	7,430,768
Automobiles—1.44%
Ford Motor Co.*	651,704	10,394,679
Harley-Davidson, Inc.	152,910	6,062,881
		16,457,560
Capital markets—3.32%
Ameriprise Financial, Inc.	108,390	6,682,244
Bank of New York Mellon Corp.	244,900	7,648,227
BlackRock, Inc.	39,600	7,841,592
Goldman Sachs Group, Inc.	97,055	15,880,139
		38,052,202
Chemicals—4.02%
Monsanto Co.	231,319	16,974,188
Syngenta AG, ADR	123,700	7,994,731
The Dow Chemical Co.	411,599	14,603,533
The Mosaic Co.	79,650	6,454,836
		46,027,288
Commercial banks—3.61%
Banco Santander Brasil SA, ADS	197,500	2,291,000
Itau Unibanco Banco Multiplo SA, ADR	80,778	1,736,727
PNC Financial Services Group, Inc.	81,854	4,911,240
US Bancorp	359,988	9,719,676
Wells Fargo & Co.	699,122	22,665,535
		41,324,178
Communications equipment—5.77%
Cisco Systems, Inc.*	854,675	18,076,376
Juniper Networks, Inc.*	189,200	7,023,104
Polycom, Inc.*	140,800	6,174,080
QUALCOMM, Inc.	642,825	34,796,117
		66,069,677
Computers & peripherals—8.23%
Apple, Inc.*	189,332	64,244,134
EMC Corp.*	437,520	10,889,873
Hewlett-Packard Co.	229,918	10,504,954
NetApp, Inc.*	158,070	8,651,171
		94,290,132

	Number of shares	Value
Common stocks—(Continued)
Consumer finance—0.35%
American Express Co.	91,839	$3,983,976
Diversified consumer services—0.75%
Apollo Group, Inc., Class A*	208,600	8,608,922
Diversified financial services—2.04%
Citigroup, Inc.*	1,481,154	7,139,162
CME Group, Inc.	25,800	7,960,848
IntercontinentalExchange, Inc.*	68,300	8,229,467
		23,329,477
Electrical equipment—0.19%
AMETEK, Inc.	52,825	2,154,204
Electronic equipment, instruments & components—0.24%
Dolby Laboratories, Inc., Class A*	47,060	2,809,482
Energy equipment & services—1.99%
Ensco PLC, ADR	68,420	3,717,943
Halliburton Co.	125,732	5,657,940
National-Oilwell Varco, Inc.	64,410	4,759,899
Schlumberger Ltd.	96,770	8,611,562
		22,747,344
Food & staples retailing—0.67%
Walgreen Co.	191,200	7,732,128
Food products—1.11%
Green Mountain Coffee Roasters, Inc.1,*	192,430	6,461,799
Mead Johnson Nutrition Co.	107,777	6,247,833
		12,709,632
Health care equipment & supplies—1.83%
Baxter International, Inc.	116,180	5,633,568
C.R. Bard, Inc.	123,598	11,661,471
Covidien PLC	76,900	3,650,443
		20,945,482
Health care providers & services—1.07%
Medco Health Solutions, Inc.*	201,000	12,265,020
Hotels, restaurants & leisure—1.32%
Ctrip.com International Ltd., ADR*	90,200	3,712,632
Las Vegas Sands Corp.*	55,650	2,587,168
Starbucks Corp.	90,130	2,841,799
Wynn Resorts Ltd.	51,317	5,969,707
		15,111,306
Household products—0.51%
Procter & Gamble Co.	92,100	5,814,273
Industrial conglomerates—0.32%
Siemens AG, ADR	28,550	3,666,106
Insurance—2.75%
Berkshire Hathaway, Inc., Class B*	148,315	12,124,751
First American Financial Corp.	744,051	11,540,231
Hartford Financial Services Group, Inc.	241,080	6,697,202
Progressive Corp.	59,870	1,186,025
		31,548,209

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
Internet & catalog retail—3.16%
Amazon.com, Inc.*	66,886	$11,346,541
Priceline.com, Inc.*	58,119	24,905,154
		36,251,695
Internet software & services—4.46%
Baidu, Inc., ADR*	100,840	10,954,249
eBay, Inc.*	315,020	9,564,007
Google, Inc., Class A*	35,590	21,366,812
VeriSign, Inc.	272,950	9,184,768
		51,069,836
IT services—4.98%
Accenture PLC, Class A	60,780	3,128,347
Cognizant Technology Solutions Corp., Class A*	60,910	4,443,384
MasterCard, Inc., Class A	43,500	10,288,185
Paychex, Inc.	378,204	12,102,528
Teradata Corp.*	141,700	6,091,683
Visa, Inc., Class A	258,903	18,084,375
Western Union Co.	142,190	2,883,613
		57,022,115
Life sciences tools & services—1.35%
Agilent Technologies, Inc.*	84,270	3,525,014
Thermo Fisher Scientific, Inc.*	207,640	11,891,543
		15,416,557
Machinery—4.83%
Caterpillar, Inc.	49,120	4,765,131
Cummins, Inc.	96,295	10,195,715
Eaton Corp.	155,212	16,756,687
Illinois Tool Works, Inc.	90,540	4,842,985
Ingersoll-Rand PLC	115,930	5,471,896
Joy Global, Inc.	61,030	5,320,595
PACCAR, Inc.	140,490	7,936,280
		55,289,289
Media—1.62%
News Corp., Class A	348,290	5,231,316
Omnicom Group, Inc.	252,135	11,315,819
The Walt Disney Co.	51,110	1,986,645
		18,533,780
Metals & mining—2.05%
BHP Billiton PLC, ADR	110,852	8,503,457
Freeport-McMoRan Copper & Gold, Inc.	104,012	11,311,305
Rio Tinto PLC, ADR[1]	53,600	3,724,128
		23,538,890
Multiline retail—0.45%
Nordstrom, Inc.	125,553	5,170,273
Oil, gas & consumable fuels—4.66%
Anadarko Petroleum Corp.	162,672	12,538,758
CONSOL Energy, Inc.	78,140	3,883,558
EOG Resources, Inc.	211,891	22,543,083
Exxon Mobil Corp.	153,260	12,365,017

	Number of shares	Value
Common stocks—(Concluded)
Oil, gas & consumable fuels—(Concluded)
Occidental Petroleum Corp.	21,130	$2,042,848
		53,373,264
Pharmaceuticals—2.34%
Allergan, Inc.	156,400	11,043,404
Novo Nordisk A/S, ADR	70,100	7,930,413
Perrigo Co.	72,000	5,237,280
Teva Pharmaceutical Industries Ltd., ADR	46,720	2,553,248
		26,764,345
Road & rail—1.38%
Norfolk Southern Corp.	44,803	2,741,496
Union Pacific Corp.	138,575	13,113,352
		15,854,848
Semiconductors & semiconductor equipment—3.96%
Altera Corp.	357,340	13,425,264
Analog Devices, Inc.	155,120	6,023,310
Broadcom Corp., Class A	187,650	8,461,138
Intel Corp.	541,350	11,617,371
Texas Instruments, Inc.	172,070	5,834,894
		45,361,977
Software—9.28%
Adobe Systems, Inc.*	254,300	8,404,615
BMC Software, Inc.*	124,460	5,936,742
Citrix Systems, Inc.*	106,110	6,704,030
Intuit, Inc.*	208,100	9,766,133
Microsoft Corp.	929,975	25,783,557
Oracle Corp.	1,187,323	38,029,956
Rovi Corp.*	69,340	4,282,438
Salesforce.com, Inc.*	41,230	5,324,442
VMware, Inc., Class A*	23,430	2,003,734
		106,235,647
Specialty retail—2.85%
Lowe's Cos., Inc.	855,690	21,221,112
Staples, Inc.	514,220	11,472,248
		32,693,360
Textiles, apparel & luxury goods—2.56%
Coach, Inc.	95,250	5,152,073
Lululemon Athletica, Inc.1,*	27,940	1,918,919
Nike, Inc., Class B	212,580	17,533,598
Polo Ralph Lauren Corp.	44,290	4,747,002
		29,351,592
Wireless telecommunication services—2.15%
American Tower Corp., Class A*	284,270	14,457,972
Crown Castle International Corp.*	240,200	10,129,234
		24,587,206
Total common stocks (cost—$882,538,629)		1,120,272,963

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount	Value
Repurchase agreement—2.33%
Repurchase agreement dated 01/31/11 with State Street Bank & Trust Co., 0.010% due 02/01/11, collateralized by $27,299,406 US Treasury Notes, 0.375% to 2.750% due 10/31/12 to 02/15/19; (value—$27,263,855); proceeds: $26,729,007 (cost—$26,729,000)	$26,729,000	$26,729,000

	Number of shares	Value
Investment of cash collateral from securities loaned—0.54%
Money market fund—0.54%
UBS Private Money Market Fund LLC[2] (cost—$6,131,816)	6,131,816	$6,131,816
Total investments (cost—$915,399,445)— 100.68%		1,153,133,779
Liabilities in excess of other assets—(0.68)%		(7,782,345)
Net assets—100.00%		$1,145,351,434

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$239,677,774
Gross unrealized depreciation	(1,943,440)
Net unrealized appreciation	$237,734,334

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2011.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the six months ended 01/31/11	Sales during the six months ended 01/31/11	Value at 01/31/11	Net income earned from affiliate for the six months ended 01/31/11
UBS Private Money Market Fund LLC	$8,858,229	$111,973,619	$114,700,032	$6,131,816	$29,540

ADR  American Depositary Receipt

ADS  American Depositary Shares

The following is a summary of the fair valuations according to the inputs used as of January 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,120,272,963	$—	$—	$1,120,272,963
Repurchase agreement	—	26,729,000	—	26,729,000
Investment of cash collateral from securities loaned	—	6,131,816	—	6,131,816
Total	$1,120,272,963	$32,860,816	$—	$1,153,133,779

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	93.3%
United Kingdom	1.4
Cayman Islands	1.3
Ireland	1.1
Netherlands Antilles	0.7
Switzerland	0.7
Denmark	0.7
Brazil	0.3
Germany	0.3
Israel	0.2
Total	100.0%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance

For the six months ended January 31, 2011, the Portfolio's Class P shares returned 20.00%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 18.80%, after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Russell 2500 Value Index (the "benchmark") returned 19.92%, and the Lipper Small-Cap Core Funds category posted a median return of 20.68%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 114. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

MetWest Capital

Our portion of the Portfolio outperformed the benchmark during the reporting period, due primarily to security selection across several economic sectors.

Stock selection was strongest in the information technology, consumer discretionary and financials sectors. An overweight to information technology, and an underweight to financials further benefited our relative performance. It is important to note that all our sector over- and underweights relative to the benchmark result from bottom-up stock selection, rather than tactical allocation decisions.

Within information technology, Entegris Inc. added the most value. A supplier of critical products used in the manufacturing of semiconductors, Entegris continued to generate healthy margins and returns on capital. Within the consumer discretionary sector, Gymboree Corp. was the top contributor, as private equity firm Bain Capital Partners LLC made an offer to acquire the children's clothing retailer at nearly a 60% premium to its stock price. We sold the position in November 2010, as Gymboree's stock price approached Bain Capital Partners' offering price. In financials, regional bank Cathay General Bancorp added the most value to relative returns. Its shares continued to rebound as investors recognized management's diligence in assessing the company's assets, and resisting the pressure to undertake dilutive capital raises, or write-down and sell off assets at unnecessarily low prices.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Sub-Advisors:

Metropolitan West Capital Management, LLC ("MetWest Capital"), Buckhead Capital Management, LLC ("Buckhead") and Systematic Financial Management, L.P. ("Systematic")

Portfolio Managers:

MetWest Capital: Samir Sikka;

Buckhead: Matthew D. Reams and David S. Griffin;

Systematic: Ronald M. Mushock and D. Kevin McCreesh

Objective:

Capital appreciation

Investment process:

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is well suited to the small cap market segment. MetWest Capital seeks to identify high-quality companies selling below intrinsic value with clear catalysts to realize full value within its investment time horizon and constructs a portfolio of its highest conviction ideas.

Buckhead utilizes a fundamental, bottom-up, research-driven investment style and a disciplined investment process that is designed to identify companies that it believes are attractively valued, have strong underlying fundamental characteristics and are likely to have one or more catalysts that are expected to drive their share prices higher. Buckhead seeks to build concentrated portfolios with the largest positions in those companies that it believes have the highest likelihood of outperforming the market and/or the Portfolio's benchmark.

(continued on next page)

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – continued

Security selection in the industrials and materials sectors detracted from relative performance. Furthermore, underweights in the commodity-driven materials and energy sectors subtracted value. Within industrials, Pike Electric Corp. detracted the most value. Pike Electric has encountered an unusual operating environment in which its utility company customers are deferring maintenance. However, the management team has counteracted these deferrals by cutting costs and entering higher-margin businesses, which should enable the company to perform well over our two-to-four-year investment horizon. In the materials sector, P.H. Glatfelter Co. subtracted value from relative performance. Shares of this global specialty paper and composite fiber manufacturer trailed the commodity-driven industries such as non-ferrous metals and energy raw materials.

We believe that the current economic environment favors our research-intensive investment process, which we believe should enable us to continue adding value for shareholders over a complete market cycle.

Buckhead

Our portion of the Portfolio underperformed the benchmark during the reporting period. Investments in certain financial stocks were among our weaker holdings. Shares of First Horizon National Corp., for example, underperformed because of renewed concerns surrounding the bank's exposure to the mortgage market. Bank of Hawaii Corp. declined due to profit-taking following a significant rally in its shares from the market's low. Wilmington Trust and United Community Banks, both sold from our portion of the Portfolio during the reporting period, performed poorly as loan losses continued to mount. In the Energy sector, natural gas producer Comstock Resources, Inc. underperformed as weak commodity pricing placed pressure on profitability. Among utility stocks, telecommunication service provider tw telecom, Inc. lost ground following several client contract cancellations.

There were, however, many areas of strength in our portion of the Portfolio. Among financial service companies, for example, Texas Capital Bancshares, Inc. and East West Bancorp, Inc. were significant contributors. Both banks maintain strong capital positions, their loan quality remains strong, and they continue to grow in a difficult market environment. Technology holdings ON Semiconductor Corp. and NVIDIA Corp. both continued to post strong operating results, and their stocks rallied nicely. In the industrial space, tool manufacturer Kennametal, Inc. saw big increases in revenues and margins as the global economic recovery gathered momentum.

We believe our portion of the Portfolio remained fairly neutral to the benchmark in terms of sector weighting, with the exceptions of our underweight to utility stocks and our overweight to consumer stocks. This positioning helped relative performance somewhat during the reporting period. Regarding utilities, we remain skeptical that long-term gains can be realized in an industry which operates in a tightly regulated environment.

Although the overall equity market has recovered dramatically from its early 2009 lows, we believe this can be explained given improvements in the economy, restoration of investor confidence, and the return of stability to the financial system. However, structural imbalances remain and are likely to cause bouts of elevated uncertainty and volatility, similar to what occurred in 2010. Our investment strategy is designed to perform in a variety of market environments, and we have successfully generated above average returns over longer time periods. While it is not

Investment process (concluded)

Systematic employs a two-pronged investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit.

Systematic conducts a quantitative screening of all companies within the small/mid capitalization universe, and then uses fundamental research analysis to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – concluded

possible to consistently predict the short-term direction of stock prices, we believe that substantial long-term returns can be earned when quality companies are acquired at depressed valuations and improvements in operating trends are clearly visible.

Systematic

Our portion of the Portfolio outperformed the benchmark during the reporting period. Our strong stock selection during the reporting period can be attributed to the effectiveness of two key tenets of our investment philosophy: earnings surprise and earnings estimate revision. Both of these factors performed in-line with their historical patterns, as stocks with the most positive earnings estimate revisions and earnings surprises outperformed stocks with the least positive (or most negative) earnings estimate revisions and earnings surprises.

Stock selection in the materials, financials and information technology sectors was the most beneficial for results during the reporting period. The largest individual contributor was Atmel Corp., which specializes in the production of semiconductor controllers found in a variety of electronic devices and industrial products. Its shares rose 94%, largely due to the company's success with its touch-screen controllers. The company beat Wall Street earnings estimates by a wide margin in the third quarter of 2010, on the strength of considerable new design business in the mobile phone industry, which is seeing a massive shift toward touch-screen technology. That trend is being further enhanced by the rollout of new, larger tablet devices designed to compete with Apple's latest iconic product, the iPad. The tablet devices have larger displays, broadening the overall market for Atmel.

Stock selection in the industrials and consumer discretionary sectors detracted from our results. An example of a stock that detracted from performance was STR Holdings, Inc., a leading manufacturer of solar encapsulates that are used in the production of solar panels. Its stock price fell after a disappointing third quarter earnings report. While the overall results beat expectations, they were driven by non-operating items. From strictly an operational perspective, the company missed expectations on both revenues and gross margins. We believe that there will be increased cost pressures and more aggressive pricing, based on management commentary and assumptions in its 2011 outlook. Given this, we exited our position in STR Holdings.

In terms of sector positioning, our underweight exposure to financials was rewarded, as the sector underperformed. Our slight overweight exposure to both the materials and energy sectors further contributed to performance relative to the benchmark, as these sectors produced the strongest returns within the benchmark during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/11		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	19.82%	27.31%	2.35%	6.44%	7.79%
maximum sales charge	Class B3	19.16%	26.32%	1.51%	5.94%[7]	7.33%[7]
or PACE Select	Class C4	19.39%	26.44%	1.58%	5.65%	6.98%
program fee	Class Y5	20.02%	27.60%	2.70%	6.78%	8.35%
	Class P6	20.00%	27.55%	2.53%	6.65%	8.20%
After deducting	Class A2	13.24%	20.32%	1.20%	5.84%	7.19%
maximum sales charge	Class B3	14.16%	21.32%	1.17%	5.94%[7]	7.33%[7]
or PACE Select	Class C4	18.39%	25.44%	1.58%	5.65%	6.98%
program fee	Class P6	18.80%	25.03%	0.50%	4.54%	6.06%
Russell 2500 Value Index[8]		19.92%	30.20%	2.85%	8.55%	10.63%
Lipper Small-Cap Core Funds median[9]		20.68%	30.54%	2.67%	6.75%	9.55%
Lipper Small-Cap Value Funds median[9]		19.81%	29.93%	2.48%	8.41%	9.56%

Average annual total returns for periods ended December 31, 2010, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 16.24%; 5-year period, 1.98%; 10-year period, 6.49%; since inception, 7.16%; Class B—1-year period, 16.99%; 5-year period, 1.94%; 10-year period, 6.60%; since inception, 7.30%; Class C—1-year period, 21.13%; 5-year period, 2.35%; 10-year period, 6.29%; since inception, 6.95%; Class Y—1-year period, 23.31%; 5-year period, 3.50%; 10-year period, 7.43%; since inception, 8.32%; Class P—1-year period, 20.85%; 5-year period, 1.28%; 10-year period, 5.19%; since inception, 6.04%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.35% and 1.35%; Class B—2.37% and 2.16%; Class C—2.11% and 2.11%; Class Y—0.97% and 0.97%; and Class P—1.25% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.41%; Class B—2.16%; Class C—2.16%; Class Y—1.16%; and Class P—1.16%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A and C shares, November 28, 2000 for Class B shares, and December 20, 2000 for Class Y shares. Since inception returns for the Index and Lipper medians are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Russell 2500 Value Index is designed to measure the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

9  On June 15, 2010, Lipper changed the peer group classification for PACE Small/Medium Co Value Equity Investments from the Lipper Small-Cap Value Funds category to the Lipper Small-Cap Core Funds category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/11
Net assets (mm)	$439.9
Number of holdings	173
Portfolio composition[1]	01/31/11
Common stocks	96.4%
Cash equivalents and other assets less liabilities	3.6
Total	100.0%
Top five sectors[1]	01/31/11
Financials	23.0%
Industrials	16.6
Consumer discretionary	15.2
Information technology	13.0
Health care	7.2
Total	75.0%
Top ten equity holdings[1]	01/31/11
Raymond James Financial, Inc.	2.0%
Tidewater, Inc.	1.4
Entegris, Inc.	1.1
American Greetings Corp.	1.1
Fifth Third Bancorp	1.1
Covance, Inc.	1.1
Cathay General Bancorp	1.1
Health Management Associates, Inc.	1.1
tw telecom, Inc.	1.1
Con-way, Inc.	1.0
Total	12.1%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2011. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—96.41%
Aerospace & defense—0.37%
Triumph Group, Inc.	16,975	$1,630,109
Air freight & logistics—1.18%
Atlas Air Worldwide Holdings, Inc.*	53,100	2,698,011
Forward Air Corp.	89,500	2,497,945
		5,195,956
Auto components—1.50%
Cooper Tire & Rubber Co.	109,430	2,501,570
Lear Corp.*	38,800	4,098,444
		6,600,014
Automobiles—0.73%
Thor Industries, Inc.	86,000	3,195,760
Beverages—1.06%
Central European Distribution Corp. (CEDC)*	101,135	2,320,037
Constellation Brands, Inc., Class A*	121,500	2,335,230
		4,655,267
Capital markets—3.10%
Ameriprise Financial, Inc.	24,500	1,510,425
Invesco Ltd.	34,500	853,530
Knight Capital Group, Inc., Class A*	165,235	2,290,157
Raymond James Financial, Inc.	248,430	8,998,135
		13,652,247
Chemicals—1.58%
Eastman Chemical Co.	8,025	745,202
Huntsman Corp.	193,550	3,369,705
International Flavors & Fragrances, Inc.	23,925	1,364,921
PolyOne Corp.*	113,000	1,485,950
		6,965,778
Commercial banks—10.61%
Associated Banc-Corp	208,500	2,914,830
Bank of Hawaii Corp.	78,825	3,694,528
Cathay General Bancorp	281,700	4,876,227
CVB Financial Corp.[1]	280,000	2,318,400
East West Bancorp, Inc.	63,300	1,374,243
Fifth Third Bancorp	330,885	4,920,260
First Horizon National Corp.*	349,545	3,960,343
First Midwest Bancorp, Inc.	182,805	2,136,990
FirstMerit Corp.	105,000	1,923,600
Fulton Financial Corp.	114,000	1,176,480
Huntington Bancshares, Inc.	194,250	1,406,370
IBERIABANK Corp.	39,950	2,265,964
KeyCorp	389,300	3,464,770
Prosperity Bancshares, Inc.	50,900	2,058,905
Synovus Financial Corp.[1]	360,070	950,585
Texas Capital Bancshares, Inc.*	64,315	1,568,643
Wintrust Financial Corp.	90,020	2,962,558
Zions Bancorporation	113,500	2,676,330
		46,650,026
Commercial services & supplies—4.42%
Avery Dennison Corp.	93,820	3,948,884

	Number of shares	Value
Common stocks—(Continued)
Commercial services & supplies—(Concluded)
Copart, Inc.*	83,500	$3,277,375
KAR Auction Services, Inc.*	114,000	1,691,760
Republic Services, Inc.	136,710	4,216,136
Schawk, Inc.	131,500	2,398,560
United Stationers, Inc.*	62,700	3,904,956
		19,437,671
Communications equipment—2.16%
Brocade Communications Systems, Inc.*	551,000	3,107,640
Finisar Corp.*	64,600	2,151,180
Motorola Mobility Holdings, Inc.*	57,800	1,610,886
Plantronics, Inc.	73,780	2,611,812
		9,481,518
Computers & peripherals—1.50%
Avid Technology, Inc.*	191,500	3,188,475
Electronics for Imaging, Inc.*	227,000	3,400,460
		6,588,935
Construction & engineering—1.31%
Dycom Industries, Inc.*	132,480	2,128,954
KBR, Inc.	47,225	1,515,922
Pike Electric Corp.*	257,600	2,130,352
		5,775,228
Consumer finance—1.17%
Discover Financial Services	157,200	3,236,748
EZCORP, Inc., Class A*	71,395	1,920,526
		5,157,274
Containers & packaging—2.06%
Ball Corp.	41,035	2,918,820
Boise, Inc.	129,100	1,160,609
Owens-Illinois, Inc.*	126,705	3,736,530
Rock-Tenn Co., Class A1	18,565	1,239,214
		9,055,173
Diversified consumer services—0.98%
Coinstar, Inc.1,*	104,095	4,308,492
Diversified telecommunication services—1.77%
General Communication, Inc., Class A*	156,100	1,890,371
Premiere Global Services, Inc.*	203,265	1,266,341
tw telecom, Inc.*	270,980	4,647,307
		7,804,019
Electric utilities—0.86%
Pepco Holdings, Inc.	71,725	1,331,933
Westar Energy, Inc.[1]	96,500	2,460,750
		3,792,683
Electrical equipment—0.49%
AMETEK, Inc.	53,250	2,171,535
Electronic equipment, instruments & components—3.02%
Ingram Micro, Inc., Class A*	172,360	3,402,386
Jabil Circuit, Inc.	190,500	3,850,005
Plexus Corp.*	79,170	2,140,757

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
Electronic equipment, instruments & components—(Concluded)
Power-One, Inc.1,*	94,600	$1,012,220
SYNNEX Corp.*	85,850	2,866,532
		13,271,900
Energy equipment & services—4.24%
Complete Production Services, Inc.*	28,775	803,974
McDermott International, Inc.*	55,800	1,159,524
Oceaneering International, Inc.*	36,000	2,780,280
Oil States International, Inc.*	40,325	2,732,422
Superior Energy Services, Inc.*	87,300	3,065,976
TETRA Technologies, Inc.*	170,500	1,935,175
Tidewater, Inc.	103,850	6,178,036
		18,655,387
Food products—2.87%
Brooklyn Creative Bakeries, Inc.2,*	4,955	1,486
Flowers Foods, Inc.	86,500	2,182,395
Fresh Del Monte Produce, Inc.	158,160	4,183,332
Hain Celestial Group, Inc.*	44,800	1,193,024
J&J Snack Foods Corp.	36,000	1,528,920
Ralcorp Holdings, Inc.*	58,000	3,549,600
		12,638,757
Gas utilities—0.41%
Questar Corp.	104,200	1,816,206
Health care equipment & supplies—0.85%
ICU Medical, Inc.*	33,000	1,288,980
STERIS Corp.	70,500	2,454,810
		3,743,790
Health care providers & services—3.73%
Amedisys, Inc.1,*	96,970	3,305,708
AmerisourceBergen Corp.	45,950	1,647,767
AMN Healthcare Services, Inc.*	312,200	1,810,760
Chemed Corp.	33,000	2,053,590
Health Management Associates, Inc., Class A*	514,100	4,678,310
Health Net, Inc.*	101,925	2,907,920
		16,404,055
Hotels, restaurants & leisure—2.02%
CEC Entertainment, Inc.*	59,820	2,210,349
Papa John's International, Inc.*	87,500	2,511,250
Sonic Corp.*	193,750	1,858,063
Wyndham Worldwide Corp.	81,500	2,292,595
		8,872,257
Household durables—2.23%
American Greetings Corp., Class A	229,545	4,988,013
Ethan Allen Interiors, Inc.	99,000	2,217,600
MDC Holdings, Inc.	84,220	2,603,240
		9,808,853
Insurance—4.83%
Brown & Brown, Inc.	147,855	3,660,890

	Number of shares	Value
Common stocks—(Continued)
Insurance—(Concluded)
HCC Insurance Holdings, Inc.	98,425	$2,980,309
Horace Mann Educators Corp.	158,000	2,730,240
Lincoln National Corp.	93,200	2,687,888
Selective Insurance Group, Inc.	187,450	3,332,861
StanCorp Financial Group, Inc.	64,600	2,881,806
Unum Group	52,125	1,299,997
XL Group PLC	72,700	1,666,284
		21,240,275
Internet software & services—1.01%
DealerTrack Holdings, Inc.*	148,000	2,925,220
ValueClick, Inc.*	107,700	1,508,877
		4,434,097
IT services—0.25%
VeriFone Systems, Inc.*	27,800	1,110,332
Leisure equipment & products—0.71%
RC2 Corp.*	154,500	3,139,440
Life sciences tools & services—2.60%
Bio-Rad Laboratories, Inc., Class A*	28,500	3,103,080
Charles River Laboratories International, Inc.*	90,500	3,470,675
Covance, Inc.*	86,500	4,876,870
		11,450,625
Machinery—3.22%
AGCO Corp.*	26,500	1,343,550
Briggs & Stratton Corp.	130,125	2,598,596
Harsco Corp.	42,570	1,373,734
Kennametal, Inc.	89,225	3,622,535
Pentair, Inc.	70,200	2,539,134
Wabtec Corp.	49,500	2,682,900
		14,160,449
Media—1.10%
John Wiley & Sons, Inc., Class A	62,880	2,889,336
Scholastic Corp.[1]	65,585	1,949,842
		4,839,178
Metals & mining—0.59%
Noranda Aluminum Holding Corp.*	175,700	2,598,603
Multi-utilities—1.20%
CMS Energy Corp.	124,000	2,418,000
NiSource, Inc.	153,800	2,863,756
		5,281,756
Multiline retail—0.60%
99 Cents Only Stores*	178,260	2,656,074
Oil, gas & consumable fuels—2.73%
Cloud Peak Energy, Inc.*	50,875	1,158,424
Comstock Resources, Inc.*	151,755	4,203,613
Newfield Exploration Co.*	37,400	2,736,558
Rex Energy Corp.*	122,900	1,479,102
Tesoro Corp.*	52,200	1,004,850

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
Oil, gas & consumable fuels—(Concluded)
Whiting Petroleum Corp.*	11,150	$1,408,022
		11,990,569
Paper & forest products—0.76%
Glatfelter	159,500	1,918,785
MeadWestvaco Corp.	32,825	939,780
Neenah Paper, Inc.	24,690	475,529
		3,334,094
Personal products—0.33%
Nu Skin Enterprises, Inc., Class A	48,600	1,461,888
Professional services—2.74%
FTI Consulting, Inc.*	84,000	3,063,480
Heidrick & Struggles International, Inc.	53,500	1,433,265
Resources Connection, Inc.	169,500	3,396,780
School Specialty, Inc.*	204,000	2,662,200
SFN Group, Inc.*	153,875	1,489,510
		12,045,235
Real estate investment trusts—2.64%
BioMed Realty Trust, Inc.	120,500	2,150,925
Campus Crest Communities, Inc.	96,900	1,279,080
CBL & Associates Properties, Inc.	126,400	2,156,384
DiamondRock Hospitality Co.*	144,200	1,749,146
DuPont Fabros Technology, Inc.[1]	45,675	1,046,871
Home Properties, Inc.	57,800	3,218,304
		11,600,710
Road & rail—2.63%
Con-way, Inc.	134,410	4,572,628
Hertz Global Holdings, Inc.*	146,400	2,153,544
Landstar System, Inc.	84,000	3,480,120
Ryder System, Inc.	28,075	1,349,846
		11,556,138
Semiconductors & semiconductor equipment—4.44%
Atmel Corp.*	283,500	3,838,590
ATMI, Inc.*	110,000	2,266,000
Entegris, Inc.*	654,000	5,003,100
Entropic Communications, Inc.1,*	73,550	806,843
NVIDIA Corp.*	41,260	986,939
ON Semiconductor Corp.*	323,075	3,569,979
Varian Semiconductor Equipment Associates, Inc.*	68,500	3,044,825
		19,516,276
Software—0.62%
NetScout Systems, Inc.*	17,390	398,579
Progress Software Corp.*	81,150	2,324,136
		2,722,715
Specialty retail—3.47%
Aeropostale, Inc.*	96,000	2,315,520
Chico's FAS, Inc.	119,796	1,308,172
Group 1 Automotive, Inc.	62,000	2,346,080
Jos. A. Bank Clothiers, Inc.*	58,450	2,497,569

	Number of shares	Value
Common stocks—(Concluded)
Specialty retail—(Concluded)
OfficeMax, Inc.*	188,000	$3,021,160
Signet Jewelers Ltd.*	58,900	2,502,072
Williams-Sonoma, Inc.	38,850	1,250,970
		15,241,543
Textiles, apparel & luxury goods—1.85%
Carter's, Inc.*	85,500	2,368,350
Phillips-Van Heusen Corp.	57,225	3,340,223
Volcom, Inc.[1]	147,500	2,448,500
		8,157,073
Thrifts & mortgage finance—0.68%
First Niagara Financial Group, Inc.	216,000	2,998,080
Trading companies & distributors—0.23%
Applied Industrial Technologies, Inc.	31,950	1,011,537
Water utilities—0.80%
American Water Works Co., Inc.	137,600	3,508,800
Wireless telecommunication services—0.16%
MetroPCS Communications, Inc.*	53,300	689,169
Total common stocks (cost—$352,530,451)		424,073,546
	Face amount
Repurchase agreement—4.19%
Repurchase agreement dated 01/31/11 with State Street Bank & Trust Co., 0.010% due 02/01/11 collateralized by $18,837,601 US Treasury Notes, 0.375% to 2.750%, due 10/31/12 to 02/15/19; (value—$18,813,070); proceeds: $18,444,005 (cost—$18,444,000)	$18,444,000	18,444,000
	Number of shares
Investment of cash collateral from securities loaned—3.89%
Money market fund—3.89%
UBS Private Money Market Fund LLC[3] (cost—$17,130,836)	17,130,836	17,130,836
Total investments (cost—$388,105,287)— 104.49%		459,648,382
Liabilities in excess of other assets—(4.49)%		(19,759,575)
Net assets—100.00%		$439,888,807

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$83,374,635
Gross unrealized depreciation	(11,831,540)
Net unrealized appreciation	$71,543,095

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2011.

2  Illiquid security representing 0.00% of net assets as of January 31, 2011.

3  The table below details the Portolio's transaction activity in an affiliated issuer during the six months ended January 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the six months ended 01/31/11	Sales during the six months ended 01/31/11	Value at 01/31/11	Net income earned from affiliate for the six months ended 01/31/11
UBS Private Money Market Fund LLC	$11,194,599	$92,774,705	$86,838,468	$17,130,836	$40,209

The following is a summary of the fair valuations according to the inputs used as of January 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$424,072,060	$1,486	$—	$424,073,546
Repurchase agreement	—	18,444,000	—	18,444,000
Investment of cash collateral from securities loaned	—	17,130,836	—	17,130,836
Total	$424,072,060	$35,576,322	$—	$459,648,382

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	97.7%
Cayman Islands	0.9
Bermuda	0.7
Ireland	0.4
Panama	0.3
Total	100.0%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance

For the six months ended January 31, 2011, the Portfolio's Class P shares returned 27.42%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 26.14%, after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Russell 2500 Growth Index (the "benchmark") returned 24.43%, and the Lipper Small-Cap Growth Funds category posted a median return of 24.68%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 123. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Copper Rock

Our portion of the Portfolio outperformed the benchmark during the reporting period. Several holdings in the information technology sector, including Skyworks Solutions, Inc., Riverbed Technology Inc. and Finisar Corp., were among the top performers; Skyworks, one of our largest positions throughout the period, was the largest contributor to results. The further proliferation of connected mobile and computing devices, including smart phones and tablets, is driving more business to the company, which provides power amplifiers critical to the design of such products. The company posted strong results, and once again revised earnings upwards. Riverbed and Finisar saw their shares rise as well. Riverbed's network optimization products are in high demand, allowing the company to hold pricing firm and drive higher incremental operating margins. Other strong contributors to relative performance included Under Armour, Inc. and Sotheby's in the consumer discretionary sector, Oasis Petroleum, Inc. and CARBO Ceramics, Inc. in the energy sector, and industrial companies Robbins & Meyers, Inc. and WESCO International, Inc.

Our position in DG Fast Channel generated disappointing results. The company pre-announced negative third quarter results at the end of August, just three weeks after reporting very strong second quarter results. We had been expecting similar strong results, and this pre-announcement was very surprising, so we exited the stock. We also sold our positions in Thoratec Corp. and Orthofix International, as we were disappointed by the market's reaction to each following strong results. Thoratec had continued to decline following the announcement of its second quarter results. Despite beating consensus earnings-per-share estimates and raising its earnings outlook, the company missed consensus revenue forecasts, which had moved materially higher. Orthofix provides surgeons with innovative solutions for trauma and spine fusion. It had consistently posted strong quarterly results, and had executed its restructuring plan as we expected it to based on our investment thesis. However, the stock had

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Sub-Advisors:

Copper Rock Capital Partners, LLC ("Copper Rock"), Riverbridge Partners, LLC ("Riverbridge"), and Palisade Capital Management, L.L.C. ("Palisade")

Portfolio Managers:

Copper Rock: Tucker Walsh;
Riverbridge: Mark Thompson;
Palisade: Sammy Oh

Objective:

Capital appreciation

Investment process:

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

(continued on next page)

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – continued

continued to underperform given that 50% of its sales comes from the spine fusion segment. Insurance pressures and the spotlight of healthcare reform weighed on that market, and resulted in weaker investor sentiment for the stock.

Riverbridge Partners

Our portion of the Portfolio outperformed the benchmark during the reporting period. Several market factors combined to contribute to our results. Specifically, we benefited from stock selection within the health care sector. One of our top performers during the reporting period, Cepheid, Inc., makes it possible for their customers to produce superior outcomes at a reduced cost: the company facilitates the rapid detection of a biological condition; this allows for an expedited diagnosis and for more targeted treatments of the condition.

Our stock selection within the industrials sector also contributed to performance. An example of a holding that performed well was Resources Connection, Inc., a temporary staffing company. Despite unemployment rates remaining high over the period, there were signs of improvement.

Relative performance was hindered because our portion of the Portfolio did not hold any companies in the strong-performing energy sector. We did hold investments in the information technology sector; notably energy service companies and companies with technology that increases the efficient use of energy. We believe these companies will benefit from improved efficiency in the use of energy, as well as technological innovation allowing new forms of energy.

We continue to focus on identifying and investing in high quality growth companies possessing the ability to sustain their growth over long periods of time. The securities we hold have low economic sensitivity and, to the greatest extent possible, we invest in companies that we believe are not dependent upon short-term economic vitality to grow their businesses.

Palisade

Our portion of the Portfolio outperformed the benchmark during the reporting period. Our best-performing sectors were information technology, energy and materials. In particular, we did well in information technology, as we were invested in a number of companies that were later acquired at significant premiums. For example, Netezza was acquired by IBM Corp., ArcSight by Hewlett-Packard Co. and Art Technology Group by Oracle Corp. Both Syniverse and CommScope were taken private by The Carlyle Group.

We believe mergers and acquisitions are likely to be a persistent theme, as many large companies are flush with cash and looking for ways to enhance their growth through them. We believe that we will continue to benefit from this trend as the characteristics that we seek in our investments, primarily leadership companies with strong growth potential, are also the primary traits that acquirers seek.

Investment process (concluded)

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

Palisade seeks fundamentally strong and dynamic small- and mid-cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that the small- and mid-cap market is inherently less efficient than the large-cap market, and attempts to gain an information advantage through fundamental research.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – concluded

The only meaningful underperforming sector in our portion of the Portfolio was consumer discretionary. We identified Coldwater Creek Inc. as a potential turnaround candidate, but it performed poorly due to poor execution and a weak spending environment in women's apparel. We exited the position during the reporting period.

The second round of quantitative easing by the Federal Reserve Board (the "Fed"), the extension of Bush-era tax cuts and an improving global economic outlook resulted in an extremely strong period in the stock market over the six months covered by this report. These drivers remain, and we are cautiously optimistic. We do, however, expect the volatility in the market to persist, and hope to continue to take advantage of these dislocations. We remain confident that our focus on our fundamental research process and on high-growth companies will enable us to continue to outperform.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/11		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	27.28%	33.48%	3.50%	3.04%	2.44%
maximum sales charge	Class B3	26.50%	32.33%	2.66%	2.51%[7]	1.93%[7]
or PACE Select	Class C4	26.72%	32.40%	2.70%	2.26%	1.66%
program fee	Class Y5	27.39%	33.47%	3.82%	N/A	4.27%
	Class P6	27.42%	33.67%	3.71%	3.27%	8.24%
After deducting	Class A2	20.32%	26.15%	2.34%	2.46%	1.87%
maximum sales charge	Class B3	21.50%	27.33%	2.32%	2.51%[7]	1.93%[7]
or PACE Select	Class C4	25.72%	31.40%	2.70%	2.26%	1.66%
program fee	Class P6	26.14%	31.02%	1.65%	1.23%	6.10%
Russell 2500 Growth Index[8]		24.43%	35.92%	4.33%	3.66%	6.94%
Lipper Small-Cap Growth Funds median[9]		24.68%	34.76%	2.80%	3.30%	7.24%
Lipper Mid-Cap Growth Funds median[9]		23.97%	34.65%	3.75%	3.18%	8.11%

Average annual total returns for periods ended December 31, 2010, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 21.42%; 5-year period, 3.68%; 10-year period, 2.52%; since inception, 1.83%; Class B—1-year period, 22.39%; 5-year period, 3.68%; 10-year period, 2.58%; since inception, 1.89%; Class C—1-year period, 26.40%; 5-year period, 4.05%; 10-year period, 2.30%; since inception, 1.61%; Class Y—1-year period, 28.45%; 5-year period, 5.20%; since inception, 4.24%; Class P—1-year period, 26.14%; 5-year period, 3.00%; 10-year period, 1.28%; since inception, 6.10%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.35% and 1.35%; Class B—2.73% and 2.13%; Class C—2.13% and 2.13%; Class Y—0.94% and 0.94%; and Class P—1.23% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.38%; Class B—2.13%; Class C—2.13%; Class Y—1.13%; and Class P—1.13%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 12, 2001 for Class Y shares. Since inception returns for the Index and Lipper medians are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Russell 2500 Growth Index is designed to measure the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

9  On June 15, 2010, Lipper changed the peer group classification for PACE Small/Medium Co Growth Equity Investments from the Lipper Mid-Cap Growth Funds category to the Lipper Small-Cap Growth Funds category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/11
Net assets (mm)	$458.5
Number of holdings	216
Portfolio composition[1]	01/31/11
Common stocks	97.8%
ADRs	0.7
Cash equivalents and other assets less liabilities	1.5
Total	100.0%
Top five sectors[1]	01/31/11
Information technology	31.9%
Industrials	17.2
Health care	16.3
Consumer discretionary	13.9
Financials	6.2
Total	85.5%
Top ten equity holdings[1]	01/31/11
Skyworks Solutions, Inc.	1.9%
Gentex Corp.	1.6
Affiliated Managers Group, Inc.	1.4
Rovi Corp.	1.4
Riverbed Technology, Inc.	1.3
Atmel Corp.	1.3
Ultimate Software Group, Inc.	1.2
Portfolio Recovery Associates, Inc.	1.2
Roper Industries, Inc.	1.2
AMETEK, Inc.	1.1
Total	13.6%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2011. The Portfolio is actively managed and its composition will vary over time.

ADR American Depositary Receipt

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—98.47%
Aerospace & defense—2.07%
BE Aerospace, Inc.*	49,730	$1,924,054
HEICO Corp.[1]	22,083	1,154,720
TransDigm Group, Inc.*	38,907	3,014,514
Triumph Group, Inc.	35,341	3,393,796
		9,487,084
Air freight & logistics—1.48%
Atlas Air Worldwide Holdings, Inc.*	36,788	1,869,198
Dynamex, Inc.*	33,300	828,837
Forward Air Corp.	35,400	988,014
Hub Group, Inc., Class A*	89,233	3,103,524
		6,789,573
Auto components—1.93%
Gentex Corp.	233,600	7,491,552
Tenneco, Inc.*	32,737	1,353,020
		8,844,572
Biotechnology—2.55%
Alexion Pharmaceuticals, Inc.*	31,700	2,657,094
Cepheid, Inc.*	182,400	4,333,824
Dendreon Corp.*	40,080	1,404,403
Human Genome Sciences, Inc.*	73,800	1,790,388
Onyx Pharmaceuticals, Inc.*	42,600	1,503,141
		11,688,850
Capital markets—3.04%
Affiliated Managers Group, Inc.*	63,047	6,420,076
Financial Engines, Inc.*	14,156	321,058
Knight Capital Group, Inc., Class A*	109,700	1,520,442
Lazard Ltd., Class A	48,585	2,026,966
MF Global Holdings Ltd.*	191,400	1,584,792
Stifel Financial Corp.*	32,400	2,078,784
		13,952,118
Chemicals—2.32%
Albemarle Corp.	26,995	1,516,039
FMC Corp.	19,500	1,483,170
Intrepid Potash, Inc.1,*	51,840	1,873,498
Kraton Performance Polymers, Inc.*	89,000	2,793,710
Landec Corp.*	98,300	615,358
Solutia, Inc.*	99,900	2,339,658
		10,621,433
Commercial banks—0.32%
Hancock Holding Co.	44,800	1,469,440
Commercial services & supplies—2.99%
Cenveo, Inc.*	237,650	1,278,557
Clean Harbors, Inc.*	24,600	2,214,984
EnerNOC, Inc.1,*	36,214	942,288
Higher One Holdings, Inc.1,*	67,971	1,292,808
Innerworkings, Inc.1,*	140,700	886,410
Mobile Mini, Inc.*	43,900	897,316
Ritchie Brothers Auctioneers, Inc.[1]	109,493	2,729,661
Rollins, Inc.	182,200	3,459,978
		13,702,002

	Number of shares	Value
Common stocks—(Continued)
Communications equipment—4.14%
Acme Packet, Inc.*	52,992	$2,849,910
Aruba Networks, Inc.*	108,708	2,342,657
Brocade Communications Systems, Inc.*	352,400	1,987,536
Digi International, Inc.*	153,100	1,621,329
Emulex Corp.*	121,754	1,389,213
Finisar Corp.*	78,752	2,622,442
Riverbed Technology, Inc.*	172,487	6,187,109
		19,000,196
Computers & peripherals—0.26%
Stratasys, Inc.*	35,875	1,184,951
Construction & engineering—0.44%
Foster Wheeler AG*	55,000	2,024,550
Construction materials—0.48%
Martin Marietta Materials, Inc.[1]	26,210	2,188,535
Distributors—0.54%
LKQ Corp.*	101,900	2,461,904
Diversified consumer services—1.35%
Capella Education Co.1,*	17,924	1,026,149
Coinstar, Inc.1,*	33,300	1,378,287
Grand Canyon Education, Inc.*	61,455	1,111,721
Sotheby's	52,701	2,123,850
Universal Technical Institute, Inc.	29,900	545,675
		6,185,682
Diversified financial services—1.65%
MSCI, Inc., Class A*	63,839	2,185,209
Portfolio Recovery Associates, Inc.*	74,400	5,367,216
		7,552,425
Electrical equipment—3.40%
AMETEK, Inc.	128,478	5,239,333
GrafTech International Ltd.*	79,663	1,672,923
Polypore International, Inc.*	30,323	1,460,052
Roper Industries, Inc.	68,710	5,338,080
Woodward Governor Co.	56,000	1,888,600
		15,598,988
Electronic equipment, instruments & components—1.26%
Echelon Corp.1,*	128,321	1,167,721
FARO Technologies, Inc.*	34,200	1,036,944
Napco Security Systems, Inc.*	56,250	105,750
National Instruments Corp.	82,400	3,486,344
		5,796,759
Energy equipment & services—3.16%
CARBO Ceramics, Inc.	24,149	2,780,999
Dresser-Rand Group, Inc.*	43,100	1,979,583
ION Geophysical Corp.*	327,200	3,111,672
Lufkin Industries, Inc.	28,418	1,896,049
Rowan Cos., Inc.*	137,373	4,709,146
		14,477,449
Food & staples retailing—0.91%
The Andersons, Inc.	26,300	1,019,914

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
Food & staples retailing—(Concluded)
The Fresh Market, Inc.*	21,293	$782,944
United Natural Foods, Inc.*	63,853	2,362,561
		4,165,419
Food products—1.22%
Diamond Foods, Inc.[1]	36,200	1,801,674
Green Mountain Coffee Roasters, Inc.1,*	112,886	3,790,712
		5,592,386
Health care equipment & supplies—4.66%
Abaxis, Inc.*	55,513	1,462,768
AngioDynamics, Inc.*	109,400	1,771,733
DexCom, Inc.*	103,300	1,457,047
Masimo Corp.	49,100	1,471,772
Neogen Corp.*	64,500	2,319,420
NxStage Medical, Inc.*	45,052	1,083,050
ResMed, Inc.*	50,700	1,596,543
Sirona Dental Systems, Inc.*	35,389	1,550,392
The Cooper Cos., Inc.	46,039	2,639,876
Thoratec Corp.*	76,400	1,802,276
Zoll Medical Corp.*	102,259	4,228,410
		21,383,287
Health care providers & services—5.51%
Air Methods Corp.*	32,084	1,643,984
Bio-Reference Laboratories, Inc.*	55,500	1,281,495
Catalyst Health Solutions, Inc.*	28,499	1,236,857
Chemed Corp.	51,800	3,223,514
Community Health Systems, Inc.*	51,800	1,819,216
Emergency Medical Services Corp., Class A*	21,800	1,471,500
Health Net, Inc.*	66,700	1,902,951
HMS Holdings Corp.*	31,014	1,995,441
IPC The Hospitalist Co.*	95,015	3,527,907
Lincare Holdings, Inc.	67,950	1,838,047
Magellan Health Services, Inc.*	57,400	2,778,734
MEDNAX, Inc.*	38,400	2,540,160
		25,259,806
Health care technology—2.07%
Allscripts Healthcare Solutions, Inc.*	208,600	4,403,546
athenahealth, Inc.*	37,739	1,620,513
Quality Systems, Inc.[1]	16,700	1,333,328
SXC Health Solutions Corp.*	44,655	2,148,352
		9,505,739
Hotels, restaurants & leisure—2.57%
Cheesecake Factory, Inc.*	73,100	2,157,181
Chipotle Mexican Grill, Inc.*	9,724	2,128,778
Home Inns & Hotels Management, Inc., ADR1,*	22,673	764,760
P.F. Chang's China Bistro, Inc.[1]	36,100	1,662,044
Penn National Gaming, Inc.*	62,600	2,236,698
Wyndham Worldwide Corp.	101,400	2,852,382
		11,801,843

	Number of shares	Value
Common stocks—(Continued)
Household durables—0.28%
Harman International Industries, Inc.*	29,787	$1,290,373
Internet & catalog retail—0.65%
Shutterfly, Inc.*	90,063	2,998,197
Internet software & services—5.42%
Constant Contact, Inc.1,*	73,396	2,054,354
DealerTrack Holdings, Inc.*	65,300	1,290,655
Equinix, Inc.*	24,513	2,167,440
GSI Commerce, Inc.*	93,953	2,164,677
LogMeIn, Inc.1,*	102,180	3,936,995
Monster Worldwide, Inc.*	212,869	3,544,269
OpenTable, Inc.*	22,094	1,737,030
QuinStreet, Inc.1,*	102,061	2,297,393
SAVVIS, Inc.*	72,700	2,236,979
VistaPrint N.V.*	42,950	2,174,988
WebMD Health Corp.*	24,082	1,259,007
		24,863,787
IT services—3.33%
Cass Information Systems, Inc.	33,600	1,218,000
Echo Global Logistics, Inc.1,*	31,564	366,774
Forrester Research, Inc.	44,600	1,589,544
Gartner, Inc.*	60,793	2,153,288
MAXIMUS, Inc.	29,700	2,015,145
Syntel, Inc.	22,082	1,231,513
Telvent GIT SA1,*	34,600	994,404
Teradata Corp.*	43,210	1,857,598
VeriFone Systems, Inc.*	96,670	3,861,000
		15,287,266
Life sciences tools & services—1.09%
Bruker Corp.*	98,400	1,722,000
MEDTOX Scientific, Inc.	29,900	402,753
PerkinElmer, Inc.	44,815	1,146,368
Techne Corp.	25,000	1,723,750
		4,994,871
Machinery—3.24%
Astec Industries, Inc.*	42,221	1,270,852
ESCO Technologies, Inc.	48,430	1,757,040
Graco, Inc.	44,139	1,875,025
Kennametal, Inc.	47,500	1,928,500
Manitowoc Co., Inc.	135,300	1,817,079
Robbins & Myers, Inc.	57,301	2,379,711
Wabash National Corp*	212,000	2,408,320
WABCO Holdings, Inc.*	24,000	1,401,600
		14,838,127
Media—0.78%
Cinemark Holdings, Inc.	211,535	3,585,518
Metals & mining—1.00%
Schnitzer Steel Industries, Inc.	41,900	2,585,230
Steel Dynamics, Inc.	109,600	1,994,720
		4,579,950

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
Multiline retail—0.44%
Saks, Inc.1,*	170,700	$2,000,604
Oil, gas & consumable fuels—2.64%
Brigham Exploration Co.*	71,187	2,107,847
Forest Oil Corp.*	42,097	1,633,364
Holly Corp.	45,387	2,227,140
Northern Oil and Gas, Inc.*	52,917	1,458,922
Oasis Petroleum, Inc.*	50,258	1,606,748
Plains Exploration & Production Co.*	87,285	3,089,889
		12,123,910
Personal products—0.68%
Herbalife Ltd.	28,000	1,829,240
Nu Skin Enterprises, Inc., Class A	26,142	786,351
USANA Health Sciences, Inc.*	13,400	508,128
		3,123,719
Pharmaceuticals—0.42%
Ardea Biosciences, Inc.1,*	72,200	1,914,744
Professional services—1.45%
51job, Inc., ADR*	17,866	964,943
CoStar Group, Inc.*	21,600	1,215,648
Equifax, Inc.	51,500	1,839,580
Resources Connection, Inc.	93,000	1,863,720
The Advisory Board Co.*	15,423	762,821
		6,646,712
Real estate investment trusts—0.40%
UDR, Inc.	77,900	1,829,092
Real estate management & development—0.42%
CB Richard Ellis Group, Inc., Class A*	86,313	1,915,285
Road & rail—0.80%
Kansas City Southern*	45,885	2,293,332
Knight Transportation, Inc.	73,000	1,391,380
		3,684,712
Semiconductors & semiconductor equipment—7.96%
ANADIGICS, Inc.*	227,074	1,550,915
Atmel Corp.*	440,741	5,967,633
Cabot Microelectronics Corp.*	43,561	1,965,037
Cavium Networks, Inc.*	56,766	2,244,528
Entropic Communications, Inc.1,*	264,867	2,905,591
Netlogic Microsystems, Inc.*	134,151	4,676,504
Power Integrations, Inc.	50,900	1,879,737
Semtech Corp.*	113,000	2,467,355
Skyworks Solutions, Inc.*	278,921	8,861,320
TriQuint Semiconductor, Inc.*	76,594	1,007,977
Veeco Instruments, Inc.1,*	19,760	854,818
Volterra Semiconductor Corp.*	85,100	2,114,735
		36,496,150
Software—9.50%
ANSYS, Inc.*	39,500	2,071,775
Blackboard, Inc.1,*	23,758	923,236
CommVault Systems, Inc.*	61,500	1,899,735
Concur Technologies, Inc.*	20,400	1,041,012

	Number of shares	Value
Common stocks—(Concluded)
Software—(Concluded)
Guidance Software, Inc.*	72,300	$503,931
Informatica Corp.*	72,379	3,358,385
MICROS Systems, Inc.*	26,143	1,195,781
NetScout Systems, Inc.*	48,000	1,100,160
NetSuite, Inc.1,*	126,601	3,409,365
Nuance Communications, Inc.*	79,790	1,622,131
QLIK Technologies, Inc.*	22,500	522,225
RealD, Inc.*	148,324	3,510,829
Rovi Corp.*	102,396	6,323,977
Sourcefire, Inc.*	98,700	2,429,007
SuccessFactors, Inc.*	45,504	1,325,076
Synchronoss Technologies, Inc.*	49,208	1,400,460
TIBCO Software, Inc.*	89,100	1,958,418
Ultimate Software Group, Inc.*	116,887	5,680,708
VanceInfo Technologies, Inc., ADR*	40,241	1,404,411
Verint Systems, Inc.*	53,900	1,857,394
		43,538,016
Specialty retail—3.64%
Abercrombie & Fitch Co., Class A	27,974	1,410,169
AnnTaylor Stores Corp.*	92,700	2,050,524
Chico's FAS, Inc.	170,100	1,857,492
GameStop Corp., Class A*	89,100	1,877,337
Guess?, Inc.	42,800	1,830,984
Hibbett Sports, Inc.*	32,453	1,039,145
OfficeMax, Inc.*	109,800	1,764,486
Talbots, Inc.*	223,000	1,217,580
Ulta Salon, Cosmetics & Fragrance, Inc.*	41,511	1,537,568
Vitamin Shoppe, Inc.*	66,918	2,123,308
		16,708,593
Textiles, apparel & luxury goods—1.69%
Fossil, Inc.*	22,964	1,631,592
Lululemon Athletica, Inc.1,*	24,329	1,670,916
Steven Madden Ltd.*	29,664	1,132,275
Under Armour, Inc., Class A1,*	55,226	3,305,828
		7,740,611
Thrifts & mortgage finance—0.42%
BankUnited, Inc.*	69,100	1,934,800
Trading companies & distributors—1.31%
Beacon Roofing Supply, Inc.*	94,200	1,710,672
United Rentals, Inc.*	81,100	2,161,315
WESCO International, Inc.*	38,417	2,153,273
		6,025,260
Wireless telecommunication services—0.59%
SBA Communications Corp., Class A*	65,697	2,680,438
Total common stocks (cost—$341,601,704)		451,535,726

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount	Value
Repurchase agreement—2.21%
Repurchase agreement dated 01/31/11 with State Street Bank & Trust Co., 0.010% due 02/01/11, collateralized by $10,345,156 US Treasury Notes, 0.375% to 2.750% due 10/31/12 to 02/15/19; (value—$10,331,684); proceeds: $10,129,003 (cost—$10,129,000)	$10,129,000	$10,129,000

	Number of shares	Value
Investment of cash collateral from securities loaned—8.53%
Money market fund—8.53%
UBS Private Money Market Fund LLC[2] (cost—$39,103,164)	39,103,164	$39,103,164
Total investments (cost—$390,833,868)— 109.21%		500,767,890
Liabilities in excess of other assets—(9.21)%		(42,247,743)
Net assets—100.00%		$458,520,147

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$119,692,759
Gross unrealized depreciation	(9,758,737)
Net unrealized appreciation	$109,934,022

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2011.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the six months ended 01/31/11	Sales during the six months ended 01/31/11	Value at 01/31/11	Net income earned from affiliate for the six months ended 01/31/11
UBS Private Money Market Fund LLC	$49,573,183	$123,698,577	$134,168,596	$39,103,164	$243,469

ADR  American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of January 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$451,535,726	$—	$—	$451,535,726
Repurchase agreement	—	10,129,000	—	10,129,000
Investment of cash collateral from securities loaned	—	39,103,164	—	39,103,164
Total	$451,535,726	$49,232,164	$—	$500,767,890

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	96.6%
Cayman Islands	1.0
Canada	1.0
Netherlands	0.4
Bermuda	0.4
Switzerland	0.4
Spain	0.2
Total	100.0%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments

Performance

For the six months ended January 31, 2011, the Portfolio's Class P shares returned 14.43%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 13.29%, after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the MSCI EAFE Index (net) (the "benchmark") returned 16.10%, and the Lipper International Large-Cap Core Funds category posted a median return of 15.70%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 134. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Martin Currie

Our portion of the Portfolio underperformed the benchmark during the reporting period.

On a regional level, Japan was the largest detractor from performance, although all regions except Asia ex-Japan (where stock selection was strong) were negative for our relative results. Our allocation to emerging markets, which are not represented in the benchmark, was also detrimental to relative returns. Emerging markets equities underperformed during the reporting period, due in part to concerns over inflation and monetary tightening.

On a sector level, our holdings in the financials, industrials and consumer discretionary sectors underperformed, while our positions in materials, utilities and, in particular, energy, did well. Our largest sector position relative to the benchmark was an overweight to consumer discretionary stocks. As this sector outperformed during the review period, our overweight contributed positively to relative results. However, this was not enough to offset weakness in individual holdings such as SES SA (discussed below) and Ctrip.com International Ltd., a Chinese travel agent.

In terms of individual stocks, the main detractor from performance was Barclays Bank PLC. In a generally weak period for European financials, Barclays suffered from concerns about profits at its investment bank, Barclays Capital, and the possible impact of tighter regulatory capital requirements. Our position in Credit Suisse Group also detracted from

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Sub-Advisors:

Martin Currie Inc. ("Martin Currie"),

Mondrian Investment Partners Limited

("Mondrian") and J.P. Morgan Investment

Management Inc. ("J.P. Morgan")

Portfolio Managers:

Martin Currie: James Fairweather;

Mondrian: Elizabeth A. Desmond, Nigel G. May and Emma R. E. Lewis;

J.P. Morgan: International REI Segment—Beltran Lastra and Jaco Venter; EAFE Opportunities Segment—Jeroen Huysinga

Objective:

Capital appreciation

Investment process:

Martin Currie has a highly active "conviction" approach, seeking the best opportunities for growth across global stock markets. Martin Currie identifies change as the central dynamic behind stock price movement. This means recognizing change at the company level (management changes, product strategies, acquisitions, etc.) and at the macro level (legislative changes, economic prospects, sector dynamics, etc.). Martin Currie believes its investment process allows it to identify, evaluate and exploit change at an early stage. In managing its segment of the Portfolio's assets, Martin Currie uses a fully integrated international investment process. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool.

(continued on next page)

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – continued

performance when its shares fared poorly. Holdings in SES SA, a Luxembourg satellite operator, and Koninklijke Philips Electronics N.V., a Dutch electronics group, both underperformed; the former on worries about oversupply, and the latter on disappointing fourth quarter 2010 sales figures. Finally, Chinese medical-device manufacturer Mindray Medical International Ltd. fell sharply in August 2010 after lowering its revenue forecast for fiscal year 2010.

On the positive side, our best performing stock, by far, was Macao casino operator SJM Holdings Ltd. Its revenues rose sharply, reflecting the increasing disposable income of the Asian consumer. The next best performer was French oil-services company Technip SA, as the rising price of oil increased projected spending by oil companies. As global car production continued to rise, UK-listed engineer GKN LC did particularly well. Elsewhere, with global commodity and food prices soaring, our investments in Xstrata PLC (coal) and Incitec Pivot Ltd. (fertilizer) were also among our top performers during the reporting period.

Mondrian

Our portion of the Portfolio underperformed the benchmark during the reporting period. Market selection, currency positioning and, in particular, stock selection were all negative for results. Strong stock selection in Spain and the UK were more than offset by disappointing stock selection in Germany, Australia and Japan. In addition, our underweight position in the outperforming German and Swedish markets as well as our overweight exposure to the underperforming Spanish market hurt relative performance. In contrast, having no exposure in the worst markets in the benchmark (Greece and Ireland) was beneficial for relative performance.

From a currency perspective, underweight positions in the Swiss franc and the Swedish krona hurt relative performance, while a slight underweight to the underperforming British pound was additive to relative performance.

Overall, sector allocation decisions detracted from relative performance, although an overweight position in the strongest sector, energy, was beneficial. Security selection within sectors was somewhat mixed. Security selection within the telecommunications services and consumer discretionary sectors was disappointing. In contrast, security selection within the information technology, utilities and industrials sectors was positive for performance.

Investment process (continued)

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

J.P. Morgan J.P. Morgan manages two separate segments of the Portfolio's assets, utilizing distinct principal investment strategies and portfolio management for each. In managing one segment of the Portfolio's assets, the International Research Enhanced Index Strategy segment ("International REI" segment), J.P. Morgan uses a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the Portfolio's benchmark yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation based fundamental analysis, focused on normalized earnings

(continued on next page)

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – continued

J.P. Morgan (International REI)

Our portion of the Portfolio performed largely in line with the benchmark during the reporting period. At the sector level, basic industries, and banks and finance were the largest contributors to performance for the period, while the retail, transport services and consumer cyclical sectors detracted from relative performance. Regionally, our positioning in the UK was beneficial, whereas our exposure in Japan was a negative for results.

At the stock level, Hutchison Whampoa Ltd., a Hong Kong conglomerate, aided our results during the reporting period. Investors reacted favorably to news that the company had reached a deal to purchase 5.7 billion Hong Kong dollars in assets, mostly in container ports and real estate, from China Resources Holdings. Though the financial impact of the deal is not viewed as overly large, it is another indication that Hutchison Whampoa is sufficiently comfortable with its cash flow profile to invest in a variety of businesses. With possible spin-offs of certain Hutchison Whampoa assets, some investors speculate that 2011 could mark the first year since 2001 that the company raises its dividend.

Another strong performer during the reporting period was Man Group PLC, a UK hedge fund operator. Its solid results were driven, in part, by rumors that the company may be the subject of a takeover attempt. In addition, performance of the company's flagship AHL Diversified Futures Fund has improved. The AHL Diversified Futures Fund accounts for the majority of Man Group's revenues.

On the downside, Sumco Corp., a Japanese maker of silicon wafers used in semiconductors and solar batteries, underperformed. Its earnings decreased due to weaker wafer pricing and market share losses stemming from competition from its Korean counterparts. We subsequently eliminated the holding from our portion of the Portfolio. Elsewhere, Esprit Holdings Ltd., a Hong Kong clothing retailer, was a detractor from performance. Although it is based in Hong Kong, Esprit derives more than 80% of its sales from Europe. The onset of the European sovereign debt crisis in the second quarter of 2010, combined with a decline in the value of the euro, negatively impacted its stock. In an effort to diversify its revenue base, Esprit has been looking to expand aggressively into China. The company plans to more than double the number of stores it has in the Peoples Republic of China (it currently has about 170) within the next five years.

Certain derivative instruments, namely exchange-traded futures, were used for the efficient management of cash flows. During the period, derivatives did not have a significant impact on our performance.

J.P. Morgan (EAFE Opportunities)

For the period from November 8, 2010 through January 31, 2011, when we managed a portion of the Portfolio, we outperformed the benchmark. At the sector level, stock selection in basic industries and technology/ semiconductors were the largest contributors to performance, while autos and banks and finance detracted from

Investment process (concluded)

and earnings growth. The J.P. Morgan team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

In managing the second segment of the Portfolio's assets, the Europe, Australasia, and Far East Opportunities Strategy segment ("EAFE Opportunities" segment), J.P. Morgan uses an active equity strategy, which represents a partnership between portfolio management and the firm's proprietary network of analysts. J.P. Morgan applies a uniform valuation methodology across regions and sectors, and analysts conduct thorough analysis with a particular emphasis on a company's normalized (or mid-cycle) earnings and their intermediate growth rate. J.P. Morgan typically focuses on the most attractive companies, within a sector, that possess a catalyst for share price appreciation in an effort to build a portfolio where stock selection is the primary source of added value.

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – concluded

performance. Regionally, our holdings in Pacific Rim and UK companies contributed to performance, while an underweight to Japan hurt our relative returns.

At the stock level, First Quantum Minerals Ltd., a Canadian mining company, was a strong contributor as copper prices hit record levels. In addition, the company continued to pursue its various projects, which include copper mines and a smelter in Zambia, a nickel-copper operation in Finland, and a nickel mine in Australia. InterContinental Hotels Group PLC, a UK based hotel operator, whose brands include Holiday Inn, Crowne Plaza and InterContinental, aided performance as well. The stock has done well as the recovery in the hotel sector gathered momentum, spearheaded by an increase in business travel and rapid growth in China. Occupancy levels have risen, and the company reported that room rates are rising once again. Revenue per available room rose 8% in the third quarter of 2010 on a global basis, spearheaded by greater China, where it advanced 24%.

On the downside, GlaxoSmithKline PLC, a UK pharmaceutical company, underperformed given concerns about generic drug competition and health care reforms in the US and Europe. However, in response to a changing environment, the company is looking to diversify its business. It has produced sustained sales growth from key investment areas, such as vaccines, respiratory, dermatology, emerging markets, Japan and consumer healthcare products. Another holding that performed poorly was Intercell AG, an Austrian biotechnology company that specializes in vaccines. Its shares lagged, given expectations that the company would post a significant loss for 2010. Strategically, a loss-making year is not particularly unusual for a biotechnology company like Intercell, especially one that is investing in a range of promising projects. The company has a strong pipeline of products and, depending on the timing of regulatory approvals, management predicts that the company will be "sustainably, significantly" profitable by 2014 or 2015. In addition, the company could be a potential takeover target. Drug-makers like Novartis, GlaxoSmithKline and Sanofi-Aventis have been actively seeking out acquisitions, and last year's influenza pandemic, plus the success of Pfizer's Prevnar (a vaccine to fight pneumonia in children), has rekindled drug makers' interest in vaccines.

Certain derivative instruments, namely currency forwards, were used to reduce currency deviations relative to the benchmark for the purpose of risk management. We also used exchange-traded futures for the efficient management of cash flows. During the period, the use of these derivatives did not have a significant impact on performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able towithstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/11		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	14.20%	12.76%	0.04%	2.07%	1.99%
maximum sales charge	Class B3	13.50%	11.69%	(0.94)%	1.45%[7]	1.42%[7]
or PACE Select	Class C4	13.81%	11.86%	(0.80)%	1.21%	1.16%
program fee	Class Y5	14.30%	13.05%	0.40%	2.41%	2.58%
	Class P6	14.43%	13.08%	0.29%	2.30%	4.56%
After deducting	Class A2	7.94%	6.56%	(1.09)%	1.50%	1.42%
maximum sales charge	Class B3	8.50%	6.69%	(1.25)%	1.45%[7]	1.42%[7]
or PACE Select	Class C4	12.81%	10.86%	(0.80)%	1.21%	1.16%
program fee	Class P6	13.29%	10.84%	(1.70)%	0.27%	2.48%
MSCI EAFE Index (net)[8]		16.10%	15.38%	1.72%	3.75%	5.13%
Lipper International Large-Cap Core Funds median		15.70%	16.04%	1.25%	3.01%	5.46%

Average annual total returns for periods ended December 31, 2010, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (1.81)%; 5-year period, (0.42)%; 10-year period, 1.28%; since inception, 1.18%; Class B—1-year period, (2.14)%; 5-year period, (0.60)%; 10-year period, 1.27%; since inception, 1.18%; Class C—1-year period, 2.00%; 5-year period, (0.14)%; 10-year period, 1.02%; since inception, 0.92%; Class Y—1-year period, 4.15%; 5-year period, 1.06%; since inception, 2.33%; Class P—1-year period, 2.02%; 5-year period, (1.04)%; 10-year period, 0.09%; since inception, 2.33%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.43% and 1.43%; Class B—2.59% and 2.30%; Class C—2.26% and 2.26%; Class Y—1.10% and 1.10%; and Class P—1.18% and 1.18%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.55%; Class B—2.30%; Class C—2.30%; Class Y—1.30%; and Class P—1.30%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 17, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/11
Net assets (mm)	$893.6
Number of holdings	311
Portfolio composition[1]	01/31/11
Common stocks, preferred stocks and rights	95.0%
ADRs and GDRs	3.2
Futures and forward foreign currency contracts	0.0 [2]
Cash equivalents and other assets less liabilities	1.8
Total	100.0%
Regional allocation (equity investments)[1]	01/31/11
Europe and European territories	65.5%
Asia	25.2
Oceania	6.0
The Americas	1.0
Africa	0.5
Total	98.2%
Top five countries (equity investments)[1]	01/31/11
United Kingdom	22.2%
Japan	18.9
France	11.7
Germany	7.5
Australia	5.9
Total	66.2%
Top five sectors[1]	01/31/11
Financials	19.9%
Consumer discretionary	13.2
Industrials	10.9
Energy	10.2
Consumer staples	9.7
Total	63.9%

Top ten equity holdings[1]	01/31/11
Telefonica SA	2.2%
Sanofi-Aventis SA	2.1
Royal Dutch Shell PLC, A Shares, Netherlands Exchange	1.7
ING Groep N.V.	1.6
Siemens AG	1.5
Vodafone Group PLC	1.4
HSBC Holdings PLC, London Exchange	1.4
Compass Group PLC	1.3
GlaxoSmithKline PLC	1.2
BP PLC	1.2
Total	15.6%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2011. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2011.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

PACE Select Advisors Trust

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2011

Common stocks

Aerospace & defense	0.04%
Airlines	0.06
Auto components	1.30
Automobiles	2.57
Beverages	1.76
Biotechnology	0.04
Building products	0.84
Capital markets	1.79
Chemicals	2.09
Commercial banks	10.35
Commercial services & supplies	0.18
Communications equipment	0.30
Computers & peripherals	0.75
Construction & engineering	1.02
Construction materials	0.10
Containers & packaging	0.45
Distributors	0.50
Diversified consumer services	0.09
Diversified financial services	1.67
Diversified telecommunication services	6.06
Electric utilities	1.59
Electrical equipment	2.36
Electronic equipment, instruments & components	0.72
Energy equipment & services	1.38
Food & staples retailing	3.83
Food products	1.61
Gas utilities	0.56
Health care equipment & supplies	0.26
Health care providers & services	0.03
Hotels, restaurants & leisure	2.92
Household durables	1.47
Household products	0.35
Independent power producers & energy traders	0.22
Industrial conglomerates	3.20
Insurance	4.25
IT services	0.34
Machinery	0.87

Common stocks—(concluded)

Marine	0.15%
Media	2.16
Metals & mining	4.29
Multiline retail	0.45
Multi-utilities	1.60
Office electronics	0.94
Oil, gas & consumable fuels	8.83
Paper & forest products	0.39
Personal products	1.22
Pharmaceuticals	7.99
Professional services	0.61
Real estate investment trusts	0.16
Real estate management & development	1.67
Road & rail	0.36
Semiconductors & semiconductor equipment	2.34
Software	0.10
Specialty retail	0.30
Textiles, apparel & luxury goods	1.10
Tobacco	0.78
Trading companies & distributors	1.11
Transportation infrastructure	0.11
Water utilities	0.04
Wireless telecommunication services	3.06
Total common stocks	97.68

Preferred stocks

Automobiles	0.37
Household products	0.15
Total preferred stocks	0.52

Rights

Commercial banks	0.00 [1]
Repurchase agreement	1.38
Investment of cash collateral from securities loaned	1.98
Liabilities in excess of other assets	(1.56)
Net assets	100.00%

1  Represents less than 0.005% of net assets as of January 31, 2011.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—97.68%
Australia—5.88%
Amcor Ltd.	579,437	$3,985,112
Australia & New Zealand Banking Group Ltd.	62,183	1,472,348
BHP Billiton Ltd.	66,103	2,937,715
BlueScope Steel Ltd.	94,252	200,174
Commonwealth Bank of Australia	19,924	1,045,389
Foster's Group Ltd.	451,402	2,546,194
Incitec Pivot Ltd.	1,314,759	5,666,793
Leighton Holdings Ltd.[1]	132,602	4,182,534
Macquarie Group Ltd.	75,606	3,076,570
National Australia Bank Ltd.	27,415	676,559
Newcrest Mining Ltd.	144,738	5,414,141
QBE Insurance Group Ltd.	319,027	5,580,619
Rio Tinto Ltd.	11,885	1,012,553
Stockland	89,910	323,227
Telstra Corp. Ltd.	2,158,652	6,039,623
Wesfarmers Ltd.	160,478	5,442,329
Westfield Group	61,013	597,771
Westfield Retail Trust*	75,437	199,218
Westpac Banking Corp.	63,136	1,452,657
Woodside Petroleum Ltd.	15,695	654,434
Total Australia common stocks		52,505,960
Austria—0.28%
Erste Group Bank AG	41,501	2,079,515
Intercell AG*	28,000	387,386
Total Austria common stocks		2,466,901
Belgium—0.38%
Ageas STRIP VVPR2,*	151,262	207
Anheuser-Busch InBev N.V.	7,817	432,481
D'ieteren SA N.V.	3,910	234,524
KBC GROEP N.V.*	50,325	2,013,073
Nyrstar[1]	44,850	717,868
Total Belgium common stocks		3,398,153
Bermuda—0.63%
Esprit Holdings Ltd.	76,718	363,869
Huabao International Holdings Ltd.	752,000	1,112,589
Jardine Matheson Holdings Ltd.	71,600	3,350,890
Li & Fung Ltd.	60,000	390,459
Yue Yuen Industrial Holdings Ltd.	121,500	417,598
Total Bermuda common stocks		5,635,405
Brazil—0.67%
Banco do Brasil SA	169,500	3,026,078
Tim Participacoes SA, ADR[1]	78,500	2,983,000
Total Brazil common stocks		6,009,078
Canada—0.36%
First Quantum Minerals Ltd.	17,452	2,019,089
Kinross Gold Corp.	73,400	1,219,729
Total Canada common stocks		3,238,818

	Number of shares	Value
Common stocks—(Continued)
Cayman Islands—0.71%
China Resources Land Ltd.	524,000	$942,306
Ctrip.com International Ltd., ADR*	75,500	3,107,580
Mindray Medical International Ltd., ADR[1]	88,100	2,304,696
Total Cayman Islands common stocks		6,354,582
China—0.20%
China Merchants Bank Co. Ltd., Class H	406,000	952,813
ZTE Corp., Class H	200,000	786,738
Total China common stocks		1,739,551
Denmark—0.20%
Carlsberg A/S, Class B	11,049	1,100,404
Novo-Nordisk A/S, Class B	5,843	659,928
Total Denmark common stocks		1,760,332
Finland—0.57%
Metso Oyj	14,782	789,102
Nokia Oyj	62,388	667,687
Nokian Renkaat Oyj	12,236	442,855
Stora Enso Oyj, R Shares	158,293	1,888,065
UPM-Kymmene Oyj	48,125	992,928
Wartsila Oyj	4,041	312,089
Total Finland common stocks		5,092,726
France—11.67%
Arkema SA	5,100	354,954
Atos Origin SA*	14,901	830,067
BNP Paribas	121,266	9,064,162
Carrefour SA	146,474	7,180,648
Cie de Saint-Gobain	71,697	4,150,091
France Telecom SA	326,095	7,127,623
GDF Suez	102,973	4,083,866
GDF Suez, STRIP VVPR2,*	23,226	32
Imerys SA	4,960	326,940
L'Oreal SA	12,490	1,451,146
Lafarge SA	8,970	531,265
Pernod Ricard SA	27,486	2,619,224
PPR	17,740	2,837,422
Rhodia SA	127,197	3,797,077
Sanofi-Aventis SA	274,445	18,723,349
Schneider Electric SA	60,158	9,391,122
Societe Generale	56,793	3,671,985
Sodexo	29,700	2,045,770
Technip SA	67,052	6,511,120
Total SA	180,008	10,534,728
Vinci SA	85,039	4,919,339
Vivendi SA	143,944	4,122,730
Total France common stocks		104,274,660

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
Germany—6.95%
Adidas AG	76,349	$4,754,119
Aixtron AG1	109,184	4,497,781
Allianz SE	23,470	3,260,254
BASF SE	20,989	1,614,975
Bayer AG	65,701	4,845,208
Bayerische Motoren Werke (BMW) AG	9,535	731,670
Brenntag AG*	7,130	675,170
Continental AG*	3,349	263,439
Daimler AG*	88,965	6,504,096
Deutsche Bank AG	21,513	1,270,259
Deutsche Telekom AG	488,513	6,511,083
E.ON AG	31,843	1,063,025
Hamburger Hafen und Logistik AG (HHLA)	13,299	588,313
Infineon Technologies AG*	211,516	2,236,546
Lanxess AG	28,533	2,075,174
MAN SE	6,676	771,941
RWE AG	86,168	6,205,048
SAP AG	6,715	387,910
Siemens AG	108,091	13,847,464
Total Germany common stocks		62,103,475
Guernsey—0.05%
Resolution Ltd.	101,431	424,893
Hong Kong—2.05%
AIA Group Ltd.*	64,800	179,055
China Overseas Land & Investment Ltd.	616,000	1,168,840
Hang Lung Properties Ltd.	309,000	1,351,915
Hang Seng Bank Ltd.	30,300	501,501
Henderson Land Development Co. Ltd.	527,500	3,647,678
Hong Kong Electric Holdings	194,000	1,228,581
Hutchison Whampoa Ltd.	256,000	2,999,002
Link REIT	109,500	344,279
SJM Holdings Ltd.	2,484,700	4,159,345
Sun Hung Kai Properties Ltd.	167,000	2,775,249
Total Hong Kong common stocks		18,355,445
India—0.17%
Infosys Technologies Ltd., ADR	22,900	1,550,559
Indonesia—0.10%
PT Perusahaan Gas Negara	1,875,500	880,343
Ireland—0.06%
Paddy Power PLC	13,213	521,966
Isle of Man—0.08%
Genting Singapore PLC*	473,000	752,656
Israel—0.33%
Teva Pharmaceutical Industries Ltd., ADR	54,494	2,978,097
Italy—2.79%
Bulgari SpA[1]	315,889	3,304,389
Enel SpA	537,451	3,036,843
ENI SpA	293,243	6,941,507
Fiat Industrial SpA*	12,830	173,642

	Number of shares	Value
Common stocks—(Continued)
Italy—(Concluded)
Fiat SpA	12,830	$124,895
Intesa Sanpaolo SpA EURO 52	1,819,502	6,052,812
Snam Rete Gas SpA	626,907	3,289,006
UniCredito Italiano SpA	824,877	2,042,825
Total Italy common stocks		24,965,919
Japan—18.87%
Ajinomoto Co., Inc.	42,000	464,580
Amada Co. Ltd.	69,000	599,819
Asahi Kasei Corp.	83,000	565,350
Astellas Pharma, Inc.	206,800	7,886,163
Benesse Corp.	17,200	770,580
Bridgestone Corp.	298,600	5,723,635
Canon, Inc.	160,700	7,861,055
Chugai Pharmaceutical Co. Ltd.	28,300	520,254
Dai-ichi Life Insurance Co. Ltd.	2,964	4,643,697
Daikin Industries Ltd.	40,895	1,421,190
DIC Corp.	192,000	427,275
East Japan Railway Co.	36,600	2,414,604
Electric Power Development Co. Ltd.[1]	17,700	548,421
Elpida Memory, Inc.1,*	33,000	476,258
FUJIFILM Holdings Corp.	82,800	3,008,168
Fujitsu Ltd.	193,900	1,205,084
Hisamitsu Pharmaceutical Co., Inc.	11,400	459,357
Hokuhoku Financial Group, Inc.	182,000	367,631
Honda Motor Co. Ltd.	12,200	515,346
Inpex Corp.	762	4,969,165
Japan Tobacco, Inc.	837	3,138,669
JFE Holdings, Inc.	22,300	719,495
JX Holdings, Inc.	436,200	2,989,057
Kao Corp.	279,300	7,287,068
Kawasaki Kisen Kaisha Ltd.	142,000	593,757
KDDI Corp.	1,093	6,156,293
Kirin Holdings Co. Ltd.	345,900	4,646,389
Kubota Corp.	120,000	1,225,387
Minebea Co. Ltd.	142,000	840,266
Mitsubishi Electric Corp.	427,900	4,710,394
Mitsubishi Logistics Corp.	28,000	372,312
Mitsubishi UFJ Financial Group, Inc. (MUFG)	142,500	738,249
Mitsui & Co. Ltd.	405,700	6,804,466
Mitsui Fudosan Co. Ltd.	193,700	3,926,783
Mizuho Financial Group, Inc.	535,400	1,028,663
NGK Spark Plug Co. Ltd.	34,000	526,602
Nintendo Co. Ltd.	1,800	485,871
Nippon Express Co. Ltd.	186,300	783,774
Nippon Sheet Glass Co. Ltd.	650,300	1,683,550
Nippon Telegraph & Telephone Corp. (NTT)	23,300	1,082,638
Nippon Yusen Kabushiki Kaisha	76,000	331,838
Nishi-Nippon City Bank Ltd.	177,000	548,867
Nissan Motor Co. Ltd.	433,500	4,372,262
Nitori Co. Ltd.	7,050	589,909
Nitto Denko Corp.	16,800	835,292
Nomura Real Estate Holdings, Inc.	22,600	413,773

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
Japan—(Concluded)
Nomura Research Institute Ltd.	13,200	$287,376
NTT DoCoMo, Inc.	2,699	4,813,932
Onward Holdings Co. Ltd.	51,000	443,159
ORIX Corp.	6,970	686,213
Otsuka Corp.	5,700	361,955
Panasonic Corp.	348,100	4,757,824
Ricoh Co. Ltd.	39,300	558,395
Sapporo Hokuyo Holdings, Inc.	77,300	374,257
Secom Co. Ltd.	14,400	677,885
Seiko Epson Corp.	19,900	329,444
Sekisui House Ltd.[1]	360,200	3,501,042
Seven & I Holdings Co. Ltd.	292,400	7,554,536
Shin-Etsu Chemical Co. Ltd.	7,300	409,963
Shiseido Co. Ltd.	108,200	2,174,245
Softbank Corp.	16,500	566,491
Sony Corp.	30,800	1,059,207
Sumitomo Chemical Co. Ltd.	75,000	389,752
Sumitomo Corp.	117,400	1,684,703
Sumitomo Heavy Industries Ltd.	52,000	330,438
Sumitomo Mitsui Financial Group, Inc.	97,532	3,311,936
Sundrug Co. Ltd.	17,900	519,866
Suzuken Co. Ltd.	10,900	311,811
Suzuki Motor Corp.	143,700	3,468,127
Takashimaya Co. Ltd.	138,700	1,140,131
Takeda Pharmaceutical Co. Ltd.	157,100	7,553,707
The Bank of Yokohama Ltd.	689,500	3,446,398
Tokio Marine Holdings, Inc.	175,900	5,231,759
Tokyo Electric Power Co., Inc.	30,100	731,482
Tokyo Gas Co. Ltd.	193,000	841,213
Toshiba Corp.	122,000	719,818
TOTO Ltd.	35,000	249,355
Toyota Motor Corp.	175,407	7,254,913
Ube Industries Ltd.	258,000	774,706
Yamada Denki Co. Ltd.	5,980	405,150
Total Japan common stocks		168,600,445
Jersey—1.55%
Experian PLC	436,390	5,415,099
Petrofac Ltd.	209,685	5,266,871
Shire Ltd.	99,615	2,629,975
Wolseley PLC*	14,299	498,358
Total Jersey common stocks		13,810,303
Luxembourg—0.99%
APERAM*	4,925	201,955
ArcelorMittal	98,504	3,601,057
SES SA	210,725	5,083,826
Total Luxembourg common stocks		8,886,838
Netherlands—5.60%
Aegon N.V.*	96,439	713,557
ASML Holding N.V.	49,784	2,087,593
Gemalto N.V.	88,798	4,488,950
Heineken N.V.	87,800	4,418,883
ING Groep N.V.*	1,253,897	14,278,446
Koninklijke Ahold N.V.	451,379	6,115,346

	Number of shares	Value
Common stocks—(Continued)
Netherlands—(Concluded)
Koninklijke Philips Electronics N.V.	234,650	$7,306,182
Koninklijke (Royal) KPN N.V.	188,539	2,975,725
Reed Elsevier N.V.	338,393	4,405,166
Unilever N.V.	110,683	3,273,020
Total Netherlands common stocks		50,062,868
New Zealand—0.17%
Telecom Corp. of New Zealand Ltd.	866,373	1,528,291
Norway—0.85%
DnB NOR ASA	466,660	6,423,410
Norske Skogindustrier ASA*	157,762	583,919
Petroleum Geo-Services ASA*	22,397	333,108
Sevan Marine ASA*	217,644	231,035
Total Norway common stocks		7,571,472
Singapore—1.80%
CapitaLand Ltd.	151,000	425,155
Keppel Land Ltd.	82,000	288,218
Oversea-Chinese Banking Corp. Ltd.	567,000	4,379,809
Singapore Airlines Ltd.	48,740	564,693
Singapore Telecommunications Ltd.	2,320,320	5,645,562
United Overseas Bank Ltd.	307,062	4,763,742
Total Singapore common stocks		16,067,179
South Africa—0.51%
Gold Fields Ltd., ADR	287,300	4,559,451
South Korea—0.63%
Samsung Electronics Co. Ltd.	1,770	1,555,286
Samsung Electronics Co. Ltd., GDR[3]	9,327	4,074,966
Total South Korea common stocks		5,630,252
Spain—4.12%
Almirall SA	29,870	345,644
Banco Bilbao Vizcaya Argentaria SA	248,143	3,046,165
Banco Santander SA	391,234	4,793,541
Gestevision Telecinco SA	31,190	392,241
Iberdrola SA	948,575	8,124,782
Industria de Diseno Textil SA (Inditex)	9,636	728,497
Telefonica SA	771,200	19,417,891
Total Spain common stocks		36,848,761
Sweden—0.47%
Atlas Copco AB, A Shares	30,755	738,486
Intrum Justitia AB	34,498	546,298
Loomis AB, B Shares	25,003	378,461
Nordea Bank AB	55,052	667,707
Tele2 AB, B Shares	27,396	606,951
Telefonaktiebolaget LM Ericsson, B Shares	101,832	1,256,871
Total Sweden common stocks		4,194,774
Switzerland—4.74%
ABB Ltd.	294,416	6,945,586
Clariant AG*	38,366	676,931

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
Switzerland—(Concluded)
Compagnie Financiere Richemont SA, A Shares	6,383	$346,803
Credit Suisse Group	210,656	9,417,498
Georg Fischer AG*	967	521,521
Kuehne & Nagel International AG	3,469	448,891
Nestle SA	42,862	2,316,934
Novartis AG	182,875	10,197,396
Roche Holding AG	11,503	1,749,133
Zurich Financial Services AG	35,505	9,699,499
Total Switzerland common stocks		42,320,192
Taiwan—1.01%
Chunghwa Telecom Co. Ltd., ADR	41,199	1,230,614
HON HAI Precision Industry Co. Ltd., GDR	212,000	1,881,061
Taiwan Semiconductor Manufacturing Co. Ltd.	707,000	1,849,282
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	312,787	4,088,126
Total Taiwan common stocks		9,049,083
United Kingdom—22.24%
Afren PLC*	197,723	459,671
Amlin PLC	437,218	2,734,760
Anglo American PLC	23,487	1,150,617
AstraZeneca PLC	38,226	1,856,509
Barclays PLC	1,857,902	8,736,274
BG Group PLC	411,131	9,254,130
BHP Billiton PLC	67,522	2,588,398
BP PLC	1,378,575	10,715,847
British American Tobacco PLC	92,768	3,424,110
BT Group PLC	479,278	1,351,465
Burberry Group PLC	30,711	528,137
Cable & Wireless Worldwide PLC	544,300	618,131
Cairn Energy PLC*	619,403	4,114,975
Centrica PLC	473,200	2,423,950
Compass Group PLC	1,287,893	11,453,028
Cookson Group PLC*	100,100	1,066,196
Domino's Pizza UK & IRL PLC	78,736	681,515
GKN PLC	1,432,877	4,631,165
GlaxoSmithKline PLC	608,182	11,000,213
HSBC Holdings PLC[4]	34,266	373,730
HSBC Holdings PLC[5]	1,161,458	12,672,405
IMI PLC	67,541	942,773
Imperial Tobacco Group PLC	13,600	388,612
Inchcape PLC*	645,949	3,856,885
Intercontinental Hotels Group PLC	160,425	3,377,174
International Power PLC	207,300	1,403,521
Invensys PLC	99,472	535,066
ITV PLC*	734,589	915,014
J Sainsbury PLC	59,295	362,556
Kingfisher PLC	156,926	633,057
Lloyds Banking Group PLC*	2,424,954	2,453,959
Man Group PLC	478,431	2,252,826
Meggitt PLC	59,998	340,969

	Number of shares	Value
Common stocks—(Concluded)
United Kingdom—(Concluded)
National Grid PLC	174,908	$1,558,108
Pearson PLC	268,671	4,409,222
Pennon Group PLC	33,682	325,466
Persimmon PLC	484,157	3,176,842
Petropavlovsk PLC	39,372	645,898
Premier Farnell PLC	341,822	1,587,269
Prudential PLC	507,985	5,502,881
Reckitt Benckiser Group PLC	58,065	3,156,179
Rio Tinto PLC	62,787	4,334,965
Royal Dutch Shell PLC, A Shares[5]	74,988	2,647,629
Royal Dutch Shell PLC, A Shares[6]	418,034	14,752,355
Royal Dutch Shell PLC, B Shares[5]	254,917	8,859,497
Salamander Energy PLC*	63,449	297,208
SIG PLC*	126,823	296,292
Standard Chartered PLC	13,080	340,976
Taylor Wimpey PLC*	1,100,313	610,860
Tesco PLC	1,094,333	7,061,363
Tullow Oil PLC	78,722	1,673,330
Unilever PLC	287,158	8,350,497
Vodafone Group PLC	4,559,609	12,815,144
Xstrata PLC	315,943	6,995,943
Total United Kingdom common stocks		198,695,562
Total common stocks (cost—$804,225,260)		872,834,990
Preferred stocks—0.52%
Germany—0.52%
Henkel AG & Co. KGaA Vorzug	21,960	1,339,055
Volkswagen AG	20,610	3,327,579
Total preferred stocks (cost—$4,104,936)		4,666,634
	Number of rights
Rights*—0.00%
Spain—0.00%
Banco Santander SA, expires 02/04/11 (cost—$19,452)	125,118	23,640
	Face amount
Repurchase agreement—1.38%
Repurchase agreement dated 01/31/11 with State Street Bank & Trust Co., 0.010% due 02/01/11, collateralized by $12,597,212 US Treasury Notes, 0.375% to 2.750% due 10/31/12 to 12/15/19; (value—$12,580,807); proceeds: $12,334,003 (cost—$12,334,000)	$12,334,000	12,334,000

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Investment of cash collateral from securities loaned—1.98%
Money market fund—1.98%
UBS Private Money Market Fund LLC[7] (cost—$17,660,681)	17,660,681	$17,660,681
Total investments (cost—$838,344,329)— 101.56%		907,519,945
Liabilities in excess of other assets—(1.56)%		(13,911,219)
Net assets—100.00%		$893,608,726

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$96,845,865
Gross unrealized depreciation	(27,670,249)
Net unrealized appreciation	$69,175,616

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2011.

2  Illiquid securities representing 0.00% of net assets as of January 31, 2011.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.46% of net assets as of January 31, 2011, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the Hong Kong Exchange.

5  Security is traded on the London Exchange.

6  Security is traded on the Netherlands Exchange.

7  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the six months ended 01/31/11	Sales during the six months ended 01/31/11	Value at 01/31/11	Net income earned from affiliate for the six months ended 01/31/11
UBS Private Money Market Fund LLC	$37,141,889	$254,673,643	$274,154,851	$17,660,681	$238,707

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

REIT  Real Estate Investment Trust

STRIP  Separate Trading of Registered Interest and Principal of Securities

VVPR  Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized depreciation
57	EUR	DJ Euro Stoxx 50 Index Futures	March 2011	$2,321,073	$2,313,150	$(7,923)
18	GBP	FTSE 100 Index Futures	March 2011	1,714,422	1,681,742	(32,680)
15	JPY	TOPIX Index Futures	March 2011	1,688,368	1,664,226	(24,142)
				$5,723,863	$5,659,118	$(64,745)

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Barclays Bank PLC	EUR	3,560,146	USD	4,781,708	03/16/11	$(90,087)
Barclays Bank PLC	GBP	6,305,153	USD	9,966,373	03/16/11	(130,309)
Barclays Bank PLC	HKD	41,372,266	USD	5,324,545	03/16/11	15,562
Barclays Bank PLC	JPY	38,067,529	USD	463,588	03/16/11	(334)
Barclays Bank PLC	USD	290,749	AUD	288,109	03/16/11	(5,128)
Barclays Bank PLC	USD	1,415,852	GBP	885,883	03/16/11	2,746
Barclays Bank PLC	USD	5,149,962	JPY	428,792,306	03/16/11	75,646
Barclays Bank PLC	USD	5,314,095	SEK	36,687,461	03/16/11	364,601
Barclays Bank PLC	USD	1,795,622	SGD	2,347,320	03/16/11	39,313
BNP Paribas SA	EUR	830,000	USD	1,111,603	03/16/11	(24,191)
Citibank N.A.	CAD	493,074	JPY	40,941,709	03/16/11	6,979
Citibank N.A.	USD	1,837,616	AUD	1,844,538	03/16/11	(9,002)
Citibank N.A.	USD	553,934	EUR	421,000	03/16/11	22,173
Citibank N.A.	USD	788,285	HKD	6,134,582	03/16/11	(1,082)
Citibank N.A.	USD	1,300,185	SEK	8,766,524	04/12/11	55,221
HSBC Bank PLC	CAD	2,378,979	USD	2,350,150	03/16/11	(23,502)
HSBC Bank PLC	EUR	8,461,411	USD	11,228,070	03/16/11	(350,740)
HSBC Bank PLC	EUR	804,471	USD	1,038,210	04/12/11	(62,284)
HSBC Bank PLC	GBP	800,000	USD	1,272,527	03/16/11	(8,543)
HSBC Bank PLC	GBP	2,820,134	USD	4,371,233	04/12/11	(143,745)
HSBC Bank PLC	HKD	3,165,834	USD	407,494	04/12/11	1,143
HSBC Bank PLC	USD	10,264,312	AUD	10,505,088	03/16/11	150,080
HSBC Bank PLC	USD	2,210,234	AUD	2,258,832	04/12/11	21,516
HSBC Bank PLC	USD	8,864,249	CHF	8,687,948	03/16/11	342,739
HSBC Bank PLC	USD	4,074,950	CHF	3,928,236	04/12/11	89,032
HSBC Bank PLC	USD	2,024,835	GBP	1,267,409	03/16/11	4,715
HSBC Bank PLC	USD	1,308,438	SEK	9,071,996	04/12/11	94,197
Morgan Stanley Capital Services, Inc.	USD	1,175,371	EUR	864,728	04/12/11	7,552
Royal Bank of Canada	SEK	2,656,693	USD	408,410	04/12/11	(2,345)
Societe Generale	JPY	43,986,704	USD	530,775	04/12/11	(5,411)
Toronto Dominion Bank	EUR	951,545	USD	1,286,412	03/16/11	(15,706)
Toronto Dominion Bank	JPY	85,873,328	USD	1,046,891	03/16/11	369
Toronto Dominion Bank	USD	1,904,428	EUR	1,401,742	03/16/11	13,751

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Toronto Dominion Bank	USD	1,118,544	JPY	93,300,504	03/16/11	$18,491
Westpac Banking Corp.	CHF	523,020	USD	542,201	04/12/11	(12,208)
Westpac Banking Corp.	GBP	354,514	USD	560,649	03/16/11	(7,047)
Westpac Banking Corp.	JPY	151,646,367	USD	1,817,191	04/12/11	(31,339)
Westpac Banking Corp.	SGD	807,705	EUR	466,321	03/16/11	6,730
Westpac Banking Corp.	USD	1,179,749	EUR	873,380	03/16/11	15,406
Westpac Banking Corp.	USD	614,383	GBP	384,997	03/16/11	2,127
Westpac Banking Corp.	USD	420,834	JPY	35,182,452	03/16/11	7,928
						$435,014

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

The following is a summary of the fair valuations according to the inputs used as January 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$48,469,362	$824,365,628	$—	$872,834,990
Preferred stocks	—	4,666,634	—	4,666,634
Rights	23,640	—	—	23,640
Repurchase agreement	—	12,334,000	—	12,334,000
Investment of cash collateral from securities loaned	—	17,660,681	—	17,660,681
Futures contracts, net	—	(64,745)	—	(64,745)
Forward foreign currency contracts, net	—	435,014	—	435,014
Total	$48,493,002	$859,397,212	$—	$907,890,214

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance

For the six months ended January 31, 2011, the Portfolio's Class P shares returned 12.66%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 11.53%, after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the MSCI Emerging Markets Index (the "benchmark") returned 13.88%, and the Lipper Emerging Markets Funds category posted a median return of 12.63%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 148. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Gartmore

Our portion of the Portfolio outperformed the benchmark during the reporting period. Strong stock selection was the main driver of performance, while sector allocation was also positive, albeit to a lesser extent. An overweight to materials made the biggest contribution to relative returns at the sector level, as commodity prices increased given signs of an improving global economic outlook. Alternately, an underweight to the information technology sector was the main detractor from relative performance, as global demand for information technology products accelerated at a quicker pace than we had anticipated.

Stocks that made significant contributions to our performance included TSRC Corp., a Taiwanese supplier of synthetic rubber. Strong demand and firm prices propelled its stock higher and we pared our position to capture profits. Russian natural gas producer NovaTek OAO performed very strongly, aided by robust energy prices and encouraging quarterly earnings. Similarly, robust earnings boosted diesel engine supplier Weichai Power Co. Ltd., which is also benefiting from robust domestic demand. Wynn Macau Ltd., a Hong Kong-listed casino unit of Wynn Resorts Ltd, rose as it reported strong profit growth in the third quarter of 2010 and excellent prospects. We reduced our investments in both Weichai Power and Wynn Macau to capture profits, given their strong results. Our overweight in Hyundai Heavy Industries Co. Ltd., the world's largest shipbuilder, also added value after a customer increased a container ship order by roughly $754 million. We subsequently sold a portion of our position to lock in profits.

PACE Select Advisors Trust – PACE
International Emerging Markets
Equity Investments

Investment Sub-Advisors:

Gartmore Global Partners ("Gartmore"), Mondrian Investment Partners Limited ("Mondrian"),

Delaware Management Company ("Delaware") and

Pzena Investment Management, LLC ("Pzena")

Portfolio Managers:

Gartmore: Christopher Palmer;

Mondrian: Robert Akester, Ginny Chong, and Gregory Halton

Delaware: Liu-Er Chen

Pzena: Allison Fisch, Caroline Cai and John P. Goetz

Objective:

Capital appreciation

Investment process:

Gartmore seeks to identify companies where it believes the market has underestimated the prospects for earnings potential. Gartmore employs a stringent analysis of strategic factors, industry dynamics and the assessment of individual company franchises. It focuses on bottom-up stock picking within a risk-controlled environment.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country

(continued on next page)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

Stocks that detracted from results included new holding Andhra Bank, an out-of-benchmark position. Following the stock's strong run in 2010, investors took profits in the final months of 2010, driving its price down. Chinese sportswear business Anta, a large overweight in our portion of the Portfolio, came under pressure along with other Chinese sporting goods makers as investors became concerned about distribution problems. We subsequently eliminated the holding from our portion of the Portfolio. Elsewhere, rising interest rates and the possibility of further attempts by the Bank of Thailand to curb property lending negatively impacted the house builder Pruska Real Estate. We eliminated the stock from our portion of the Portfolio during the reporting period.

Mondrian

Our portion of the Portfolio underperformed the benchmark during the reporting period. Positioning in Asia generated much of our segment's underperformance, as fears around rising inflation and interest rates negatively impacted several sectors of the market. An underweight exposure to Korea, an overweight exposure to China, and stock selection in both markets were the key factors that negatively impacted our relative performance.

Inflationary fears contributed to the poor performance of holdings in Chinese utilities companies China Resources Power Holdings, China Gas Holdings Ltd. and Beijing Enterprises Holdings Ltd. In addition, the prospect of higher costs threatened to squeeze their profit margins, as these companies' selling prices are regulated. In contrast, our portion of the Portfolio benefited from the strong performance of Thai energy company PTT Public Co. Ltd., and from correctly underweighting the Indian market. However, weak performance of Indian financial stocks Axis Bank Ltd. and Rural Electrification Corp. Ltd. offset those gains.

In Europe, an underweight in Russia and an overweight to Turkey weighed on our relative results, although the strong performance of auto producer Tofas Turk Otomobil Fabrikasi A.S. and oil refiner Tupras-Turkiye Petrol Rafinerileri A.S. offset the losses from overweighting Turkey. In Latin America, we achieved strong results from stock selection in Mexico, where several holdings performed well. Elsewhere in the region, Brazilian beverage company Companhia de Bebidas das Americas (AmBev), and toll road operator Companhia de Concessoes Rodoviarias (CCR), performed particularly well. This was partially offset by the underperformance of payment card processing

Investment process (continued)

boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

Delaware selects growth-oriented and value-oriented investments on the basis of the investment's discount to its intrinsic value. When selecting growth-oriented securities, Delaware typically seeks high growth caused by long-term economic factors, which may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, Delaware typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

Pzena follows a disciplined investment process to implement its value philosophy. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power, and applies intensive fundamental research to these companies in an effort to determine whether the causes of the earnings shortfall are temporary or permanent. Pzena looks

(continued on next page)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

companies Redecard SA and Cielo SA, as greater competition from new entrants weighed on the stocks. In Africa, rising oil prices drove strong gains from energy company Sasol Ltd., although this was offset by the performance of the Egyptian telecommunication stock Orascom Telecom. It underperformed as a negative resolution to its long running dispute with the Algerian government looked increasingly likely. The deterioration of the risk profile of the company led us to sell our remaining position in Orascom Telecom during the reporting period.

At the sector level, an overweight exposure to utilities and stock selection in industrials and information technology weighed on relative returns. However, we benefited from strong stock selection in the energy sector.

Delaware

For the period from November 4, 2010, when we began managing a portion of the Portfolio, through January 31, 2011, we outperformed the benchmark. Characteristic of our focus on bottom-up, fundamental stock analysis, stock selection within the financial and consumer discretionary sectors was the greatest contributor to performance. In terms of individual holdings Norilsk Nickel, a Russia-based producer of nickel and platinum group metals, was the largest contributor to results. The company benefited from rising prices for its key products, as well as positive corporate governance developments in which a longstanding dispute among the controlling shareholders came closer to resolution. Additionally, our holdings in KB Financial Group, Inc., a Korean financial services holding company, contributed positively to results. Financials performed well during the period based on an expected improvement to net interest margins as a result of rising interest rates.

Detractors to performance included Hypermarcas SA and Banco Santander Brasil SA. Hypermarcas, a consumer products company in Brazil, completed several significant acquisitions, the most recent of which made it Brazil's second largest pharmaceutical company. Its shares reacted negatively to the news, as the price the company paid was higher than expected, and implied more limited upside potential than past acquisitions. We believe that the price paid reflected the strategic importance of the company to the growth and diversification strategy of Hypermarcas. In addition, we believe that Hypermarcas has a strong product portfolio, with a number of potential cost synergies and revenue expansion opportunities to be gained from recent acquisitions.

Lastly, Banco Santander Brasil, the third largest private bank in Brazil, detracted from performance, as Brazilian financials underperformed due to regulatory tightening measures announced by the government and central bank. Additionally, its fourth quarter 2010 results indicated improving asset quality, but lower-than-expected loan growth—news that was negatively received by the market. While profitability improvement may be slower than expected, we still believe the market is undervaluing the bank's franchise and the value of expected synergies to be realized from recent merger and acquisition transactions.

Pzena

We managed a portion of the Portfolio for the period from November 4, 2010 through January 31, 2011. During this time, we performed largely in line with the benchmark. This performance reflected the ongoing strength of emerging markets during 2010, as well as the pullback in emerging markets during January 2011. This weakness toward the end of the reporting period was due to macro concerns over the potential for China's economy to overheat, and as a result of the political unrest in northern Africa, and particularly in Egypt.

Investment process (concluded)

for companies where, in its opinion: (1) the current market price is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and/or (5) there is meaningful downside protection in case the earnings recovery does not materialize.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – concluded

Our energy exposure was the largest contributor to performance, while holdings in information technology, consumer discretionary and financials were also beneficial for results. In terms of stock selection, our holdings in Hana Financial Group Inc. (financials), Gazprom (energy) and HON HAI Precision Industry Co. Ltd. (technology) were among the largest contributors to performance. Despite our overall strength in the financial sector, our positions in several Indian banks, specifically Indian Bank and Central Bank of India, detracted from results as they performed poorly. On a sector basis, stock selection in industrials and materials was also negative for results.

Equity markets posted solid returns during the period as investors grew more optimistic about prospects of a global economic recovery. As prospects brightened in the US and sovereign debt issues appeared contained in Europe, developed markets (as measured by the MSCI EAFE Index) outperformed their emerging market counterparts.

Looking across emerging markets, we believe there are opportunities in industry segments where returns are currently below historical and developed market norms. In particular, many utilities have underperformed, as these economies often have less developed regulatory frameworks. Some emerging markets technology stocks are also underperforming both their own long-term history and developed market peers' current earnings levels. We believe these companies should benefit from the increased consumption of the emerging market consumer, yet they do not trade at the lofty multiples of many emerging market consumer stocks. In addition, these companies generally have high quality balance sheets, so we feel that any economic disruption is manageable. Stock valuations in emerging markets are catching up with, and in some cases have surpassed, those in developed markets. However, we believe there are opportunities to access the dynamics of emerging markets growth through investing directly in emerging markets companies using our valuation-based investment discipline.

Certain derivative instruments, namely participatory notes, were used to facilitate specific exposure in companies where we were awaiting official approvals to invest in local markets. The results of derivatives used during the period were within our expectations.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/11		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	12.69%	20.39%	7.59%	10.29%	10.79%
maximum sales charge	Class B3	12.11%	19.28%	6.68%	9.73%[7]	11.05%[7]
or PACE Select	Class C4	12.23%	19.36%	6.76%	9.43%	10.69%
program fee	Class Y5	12.67%	20.54%	7.95%	N/A	11.15%
	Class P6	12.66%	20.35%	7.60%	10.40%	5.81%
After deducting	Class A2	6.48%	13.81%	6.38%	9.66%	10.17%
maximum sales charge	Class B3	7.11%	14.28%	6.46%	9.73%[7]	11.05%[7]
or PACE Select	Class C4	11.23%	18.36%	6.76%	9.43%	10.69%
program fee	Class P6	11.53%	17.96%	5.47%	8.22%	3.72%
MSCI Emerging Markets Index[8]		13.88%	22.81%	10.13%	14.43%	8.41%
Lipper Emerging Markets Funds median		12.63%	21.85%	7.92%	13.53%	8.04%

Average annual total returns for periods ended December 31, 2010, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 11.44%; 5-year period, 9.26%; 10-year period, 11.30%; since inception, 10.57%; Class B—1-year period, 12.05%; 5-year period, 9.38%; 10-year period, 11.36%; since inception, 11.45%; Class C—1-year period, 16.13%; 5-year period, 9.68%; 10-year period, 11.08%; since inception, 11.10%; Class Y—1-year period, 18.13%; 5-year period, 10.91%; since inception, 11.57%; Class P—1-year period, 15.69%; 5-year period, 8.36%; 10-year period, 9.83%; since inception, 3.94%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.87% and 1.87%; Class B—2.72% and 2.72%; Class C—2.61% and 2.61%; Class Y—1.62% and 1.62%; and Class P—1.85% and 1.85%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—2.15%; Class B—2.90%; Class C—2.90%; Class Y—1.90%; and Class P—1.90%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, December 22, 2000 for Class B shares, December 1, 2000 for Class C shares and February 9, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8   The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/11
Net assets (mm)	$306.9
Number of holdings	273
Portfolio composition[1]	01/31/11
Common stocks, preferred stocks and warrants	70.9%
ADRs, ADSs, GDRs and NVDRs	25.9
Cash equivalents and other assets less liabilities	3.2
Total	100.0%
Regional allocation (equity investments)[1]	01/31/11
Asia	49.4%
The Americas	25.0
Europe and European territories	9.2
Africa	6.7
Russia	6.5
Total	96.8%
Top five countries (equity investments)[1]	01/31/11
Brazil	16.1%
South Korea	11.2
Taiwan	10.0
China	6.9
Russia	6.5
Total	50.7%
Top five sectors[1]	01/31/11
Financials	21.6%
Information technology	14.1
Energy	12.9
Materials	11.4
Consumer staples	9.4
Total	69.4%

Top ten equity holdings[1]	01/31/11
Petroleo Brasileiro SA—Petrobras, ADR	1.8%
China Construction Bank Corp.	1.8
Gazprom, ADR	1.6
Samsung Electronics Co. Ltd.	1.5
Sasol Ltd.	1.4
Taiwan Semiconductor Manufacturing Co. Ltd.	1.4
China Mobile Ltd.	1.3
Industrial & Commercial Bank of China Ltd.	1.3
Vale SA, ADR	1.2
LUKOIL, ADR	1.2
Total	14.5%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2011. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

ADS  American Depositary Shares

GDR  Global Depositary Receipt

NVDR  Non Voting Depositary Receipt

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2011

Common stocks

Airlines	0.24%
Auto components	0.27
Automobiles	1.32
Beverages	0.77
Chemicals	1.96
Commercial banks	14.74
Communications equipment	0.65
Computers & peripherals	1.18
Construction & engineering	0.59
Construction materials	0.98
Consumer finance	0.20
Distributors	0.23
Diversified financial services	1.72
Diversified telecommunication services	1.38
Electric utilities	2.25
Electrical equipment	0.37
Electronic equipment, instruments & components	2.98
Food & staples retailing	1.58
Food products	3.75
Gas utilities	1.75
Hotels, restaurants & leisure	0.72
Household durables	1.19
Household products	0.46
Independent power producers & energy traders	0.97
Industrial conglomerates	0.30
Insurance	1.27
Internet software & services	1.15
IT services	2.05
Machinery	1.59
Marine	0.94
Media	1.10
Metals & mining	5.73
Oil, gas & consumable fuels	12.49
Paper & forest products	0.25
Personal products	0.87
Pharmaceuticals	0.40

Common stocks—(Concluded)

Real estate investment trusts	0.23%
Real estate management & development	1.36
Road & rail	0.18
Semiconductors & semiconductor equipment	5.38
Specialty retail	0.26
Textiles, apparel & luxury goods	0.53
Tobacco	1.05
Transportation infrastructure	2.97
Water utilities	0.66
Wireless telecommunication services	6.17
Total common stocks	89.18

Preferred stocks

Automobiles	0.18
Beverages	0.65
Commercial banks	1.43
Food & staples retailing	0.24
Independent power producers & energy traders	0.21
Metals & mining	2.49
Oil, gas & consumable fuels	0.41
Semiconductors & semiconductor equipment	0.40
Total preferred stocks	6.01

Warrants

Commercial banks	0.50
Industrial conglomerates	0.33
IT services	0.28
Real estate management & development	0.17
Wireless telecommunication services	0.28
Total warrants	1.56
Repurchase agreement	2.67
Investment of cash collateral from securities loaned	0.61
Liabilities in excess of other assets	(0.03)
Net assets	100.00%

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—89.18%
Bermuda—2.11%
Bunge Ltd.	20,000	$1,361,400
China Gas Holdings Ltd.[1]	1,656,000	720,032
Credicorp Ltd.	19,911	2,075,921
Kunlun Energy Co. Ltd.	425,450	626,899
Pacific Basin Shipping Ltd.	1,569,000	1,021,533
Texwinca Holdings Ltd.	616,000	671,692
Total Bermuda common stocks		6,477,477
Brazil—10.70%
AES Tiete SA	12,600	156,768
All America Latina Logistica (ALL)	65,700	554,939
Banco Bradesco SA, ADR	26,700	505,164
Banco do Brasil SA	54,400	971,201
Banco Santander Brasil SA	84,300	977,545
Banco Santander Brasil SA, ADS	76,700	889,720
Brasil Foods SA	51,329	842,166
Braskem SA, ADR*	27,800	701,394
BRF-Brasil Foods SA, ADR	39,500	657,675
Centrais Eletricas Brasileiras SA, ADR	55,600	757,828
Cielo SA	399,940	2,967,850
Companhia de Concessoes Rodoviarias (CCR)	105,513	2,913,563
Companhia de Saneamento de Minas Gerais—Copasa MG	101,600	1,666,973
Companhia Siderurgica Nacional SA (CSN), ADR	148,946	2,541,019
CPFL Energia SA	75,063	1,848,037
CPFL Energia SA, ADR[2]	2,950	221,869
Cyrela Brazil Realty SA	45,600	503,612
Fibria Celulose SA, ADR*	49,700	760,907
Hypermarcas SA*	48,700	579,626
OGX Petroleo e Gas Participacoes SA*	63,050	650,944
Petroleo Brasileiro SA—Petrobras, ADR	148,455	5,452,752
Redecard SA	136,700	1,689,325
Santos Brasil Participacoes SA	72,700	1,079,411
Vale SA, ADR	64,700	2,253,501
Vivo Participacoes SA, ADR	20,200	687,608
Total Brazil common stocks		32,831,397
Canada—0.29%
Methanex Corp.	32,600	886,176
Cayman Islands—4.26%
AAC Acoustic Technologies Holdings, Inc.	168,000	456,358
Agile Property Holdings Ltd.	373,000	556,722
Baidu, Inc., ADR*	6,750	733,252
Boer Power Holdings Ltd.*	489,300	508,062
Chaoda Modern Agriculture Holdings Ltd.	810,000	581,433
China Lilang Ltd.	348,000	456,016
Evergrande Real Estate Group Ltd.	1,329,100	702,925
Hengan International Group Co. Ltd.	110,000	826,980
Kingboard Chemical Holdings Ltd.	121,250	692,907
Kingboard Laminates Holdings Ltd.	1,039,000	1,033,134
MStar Semiconductor, Inc.*	31,000	247,697

	Number of shares	Value
Common stocks—(Continued)
Cayman Islands—(Concluded)
SINA Corp.*	10,000	$852,500
Stella International Holdings Ltd.	225,500	489,931
Tingyi (Cayman Islands) Holding Corp.	770,000	1,889,554
Want Want China Holdings Ltd.	1,601,000	1,340,937
Wynn Macau Ltd.	285,900	792,658
Xinao Gas Holdings Ltd.	306,000	915,210
Total Cayman Islands common stocks		13,076,276
Chile—0.84%
Enersis SA, ADR	107,100	2,223,396
Inversiones Aguas Metropolitanas SA (IAM), ADR[3]	11,800	363,561
Total Chile common stocks		2,586,957
China—6.93%
Bank of China Ltd., Class H	1,266,000	655,641
Bank of Communications Co. Ltd., Class H	671,000	637,921
China Bluechemical Ltd., Class H	1,044,000	860,218
China Construction Bank Corp.	6,138,676	5,376,387
China Petroleum and Chemical Corp. (Sinopec), ADR	5,900	650,298
China Shenhua Energy Co. Ltd., Class H	151,000	616,002
China Shipping Container Lines Co. Ltd., Class H*	1,265,000	588,292
China Shipping Development Co. Ltd., Class H	1,054,000	1,273,242
China Telecom Corp. Ltd., Class H	1,126,000	666,670
Harbin Power Equipment Co. Ltd., Class H	493,600	624,076
Huadian Power International Co., Class H	2,435,000	506,991
Industrial & Commercial Bank of China Ltd., Class H	5,235,376	3,883,194
Jiangsu Expressway Co. Ltd., Class H	1,148,000	1,231,694
Lianhua Supermarket Holdings Co. Ltd., Class H	157,400	732,941
PetroChina Co. Ltd., ADR	6,000	835,620
PICC Property & Casualty Co. Ltd., Class H*	537,900	675,993
Tsingtao Brewery Co. Ltd., Class H	106,000	485,686
Weichai Power Co. Ltd., Class H	142,100	969,451
Total China common stocks		21,270,317
Colombia—0.40%
Bancolombia SA, ADR	21,102	1,233,201
Czech Republic—0.45%
CEZ A.S.	29,284	1,381,853
Egypt—0.26%
Commercial International Bank Egypt S.A.E. (CIB)	89,221	555,984
Egyptian Co. for Mobile Services (MobiNil)	11,300	246,546
Total Egypt common stocks		802,530

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
Hong Kong—4.91%
Beijing Enterprises Holdings Ltd.	159,000	$937,211
China Agri-Industries Holdings Ltd.	520,100	554,712
China Merchants Holdings International Co. Ltd.	470,000	2,055,958
China Mobile Ltd.	406,100	3,990,921
China Mobile Ltd., ADR	44,900	2,206,386
China Power International Development Ltd.	2,598,000	529,201
China Resources Power Holdings Co. Ltd.	1,024,000	1,797,377
CNOOC Ltd.	682,650	1,519,467
CNOOC Ltd., ADR[1]	3,400	757,044
Link REIT	229,100	720,314
Total Hong Kong common stocks		15,068,591
Hungary—0.47%
OTP Bank PLC*	52,200	1,455,365
India—3.64%
Andhra Bank	315,393	962,162
Ashok Leyland Ltd.	476,638	612,185
Axis Bank Ltd.	68,127	1,847,544
Canara Bank Ltd.	71,485	938,996
GAIL India Ltd.	68,667	713,056
HCL Technologies Ltd.	90,260	965,023
Motherson Sumi Systems Ltd.	86,082	338,908
Mphasis Ltd.	46,050	680,963
Reliance Industries Ltd., GDR[3]	33,835	1,344,941
Rural Electrification Corp. Ltd.	322,130	1,714,676
Tata Motors Ltd.	42,170	1,050,769
Total India common stocks		11,169,223
Indonesia—2.20%
Adhi Karya Tbk PT	6,929,750	607,153
PT Aneka Tambang Tbk	2,683,500	645,302
PT Astra International Tbk	72,500	392,070
PT Bank Mandiri Tbk	927,150	610,113
PT Perusahaan Gas Negara	6,450,900	3,027,995
PT Tambang Batubara Bukit Asam Tbk	427,000	932,302
PT United Tractors Tbk	226,000	533,388
Total Indonesia common stocks		6,748,323
Israel—0.20%
Israel Chemicals Ltd.	38,697	609,386
Kazakhstan—0.36%
KazMunaiGas Exploration Production, GDR[4]	17,717	380,915
KazMunaiGas Exploration Production, GDR[5]	34,143	734,258
Total Kazakhstan common stocks		1,115,173
Luxembourg—0.26%
Kernel Holding SA*	28,108	792,667
Malaysia—1.97%
Axiata Group Berhad*	478,000	753,844
CIMB Group Holdings Berhad	271,100	744,417
Hong Leong Bank Berhad	197,900	598,011

	Number of shares	Value
Common stocks—(Continued)
Malaysia—(Concluded)
KLCC Property Holdings Bhd	529,000	$584,931
Malayan Banking Berhad	281,038	801,694
Maxis Berhad	691,800	1,206,614
UEM Land Holdings Bhd*	988,600	872,500
UMW Holdings Berhad	204,000	480,391
Total Malaysia common stocks		6,042,402
Mexico—5.54%
America Movil SA de C.V., ADR, Series L	32,268	1,838,953
Cemex SAB de C.V., ADR*	121,800	1,153,446
Compartamos SAB de C.V.2,*	797,600	1,610,848
Corporacion GEO SAB de C.V., Series B*	297,800	1,019,507
Empresas ICA SAB de C.V., ADR*	54,000	547,560
Fomento Economico Mexicano SAB de C.V., ADR	10,600	562,542
Genomma Lab Internacional SA, Series B*	281,450	713,427
Grupo Aeroportuario del Pacifico SA de C.V., ADR	33,400	1,307,610
Grupo Mexico SAB de C.V., Series B	747,836	2,936,232
Grupo Televisa SA, ADR*	73,200	1,761,192
Industrias CH S.A., Series B*	260,600	1,020,402
Kimberly-Clark de Mexico SA de C.V., Series A	116,500	644,011
Mexichem SA de C.V.	213,550	763,823
OHL Mexico SAB de C.V.*	266,326	518,997
Wal-Mart de Mexico SAB de C.V., Series V	214,200	595,755
Total Mexico common stocks		16,994,305
Morocco—0.07%
Compagnie Generale Immobiliere	1,149	224,260
Peru—0.15%
Cia de Minas Buenaventura SA, ADR	10,800	442,800
Philippines—0.78%
Megaworld Corp.	12,918,000	617,062
Philippine Long Distance Telephone Co., ADR	31,800	1,771,260
Total Philippines common stocks		2,388,322
Poland—1.36%
Bank Pekao SA	8,144	485,013
Cyfrowy Polsat SA	201,964	1,113,883
Polska Grupa Energetyczna SA	58,494	466,818
Polski Koncern Naftowy Orlen SA*	37,476	622,166
Powszechna Kasa Oszczednosci Bank Polski SA	42,636	610,616
Powszechny Zaklad Ubezpieczen SA	7,340	883,280
Total Poland common stocks		4,181,776
Russia—6.46%
Aeroflot—Russian Airlines	125,000	300,000
Gazprom, ADR	183,491	4,910,219
LUKOIL, ADR	58,289	3,612,169

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
Russia—(Concluded)
Magnit[1]	6,411	$839,470
Magnitogorsk Iron & Steel Works, GDR[4]	50	730
Magnitogorsk Iron & Steel Works, GDR[5]	46,800	683,751
Mining and Metallurgical Co. Norilsk Nickel, ADR[4]	11,511	291,919
Mining and Metallurgical Co. Norilsk Nickel, ADR[5]	26,950	686,338
NovaTek OAO, GDR[4]	5,681	640,817
NovaTek OAO, GDR[5]	6,919	783,701
Pharmstandard, GDR*	17,330	519,033
Raspadskaya*	66,710	496,990
Rosneft Oil Co., GDR	178,075	1,522,541
Sberbank	792,189	2,769,678
SOLLERS1,6,*	23,232	517,661
Tatneft, ADR[4]	400	14,220
Tatneft, ADR[5]	17,775	632,374
VTB Bank OJSC, GDR	85,628	612,668
Total Russia common stocks		19,834,279
South Africa—6.32%
ABSA Group Ltd.	29,711	550,082
African Bank Investments Ltd.	434,640	2,206,092
African Rainbow Minerals Ltd.	17,000	498,946
Anglo Platinum Ltd.*	7,688	755,318
ArcelorMittal South Africa Ltd.	50,712	578,242
Impala Platinum Holdings Ltd.	19,533	557,111
Imperial Holdings Ltd.	45,450	697,579
Kumba Iron Ore Ltd.[2]	12,527	787,861
Mr. Price Group Ltd.	100,644	797,136
MTN Group Ltd.	36,605	628,383
Murray & Roberts Holdings Ltd.	152,254	658,430
Naspers Ltd., N Shares	9,896	516,351
Pretoria Portland Cement Co. Ltd.	169,430	735,377
Sasol Ltd.	88,590	4,275,471
Sasol Ltd., ADR	16,300	795,929
Shoprite Holdings Ltd.	60,899	755,019
Standard Bank Group Ltd.	75,853	1,109,899
Tiger Brands Ltd.	54,181	1,401,834
Vodacom Group Ltd.	110,713	1,078,640
Total South Africa common stocks		19,383,700
South Korea—10.63%
Dongbu Insurance Co. Ltd.	26,050	1,058,671
Hana Financial Group, Inc.	30,360	1,205,100
Hyundai Heavy Industries Co. Ltd.	2,593	1,129,069
Hyundai Mipo Dockyard Co. Ltd.	3,196	588,888
Hyundai Motor Co.	6,313	1,007,648
Industrial Bank of Korea (IBK)	79,800	1,212,327
Kangwon Land, Inc.	61,500	1,414,847
KB Financial Group, Inc.	34,055	1,755,928
KB Financial Group, Inc., ADR	25,000	1,301,750
Kia Motors Corp.	17,157	837,338
Korea Zinc Co. Ltd.	2,335	622,782
KT Corp., ADR	37,300	734,064
KT&G Corp.	61,449	3,229,856
LG Chem Ltd.	2,980	1,119,656

	Number of shares	Value
Common stocks—(Continued)
South Korea—(Concluded)
LG Display Co. Ltd., ADR	22,100	$374,595
LG Electronics, Inc.	14,475	1,507,703
LG Household & Health Care Ltd.	2,129	769,165
Lotte Chilsung Beverage Co. Ltd.	1,682	1,329,735
Lotte Confectionery Co. Ltd.	665	841,143
Melfas, Inc.*	20,174	641,283
POSCO, ADR	7,400	755,836
Samsung Card Co. Ltd.	12,266	603,080
Samsung Electronics Co. Ltd.	5,389	4,735,275
Samsung Life Insurance Co. Ltd.	8,780	805,807
SK Telecom Co. Ltd.	22	3,224
SK Telecom Co. Ltd., ADR	143,175	2,476,927
Woori Finance Holdings Co. Ltd.	43,490	554,126
Total South Korea common stocks		32,615,823
Taiwan—10.00%
Advanced Semiconductor Engineering, Inc.	344,000	427,946
Advanced Semiconductor Engineering, Inc., ADR	122,000	746,640
Asustek Computer, Inc., GDR	6,105	275,440
Cathay Financial Holding Co. Ltd.	262,000	484,931
Chroma Ate, Inc.	263,600	813,484
Chunghwa Telecom Co. Ltd.[1]	205,817	629,294
Chunghwa Telecom Co. Ltd., ADR	74,234	2,217,370
Compal Electronics, Inc.	546,000	721,354
Delta Electronics, Inc.	162,000	747,489
Far EasTone Telecommunications Co. Ltd.	379,530	568,021
Farglory Land Development Co. Ltd.	246,800	612,387
Fubon Financial Holding Co. Ltd.	983,739	1,369,655
HON HAI Precision Industry Co. Ltd.	411,000	1,759,904
HON HAI Precision Industry Co. Ltd., GDR	185,783	1,647,895
HTC Corp.	45,800	1,531,179
Largan Precision Co. Ltd.	23,700	645,830
Lite-On Technology Corp.	1,170,219	1,589,422
MediaTek, Inc.	169,652	2,301,925
President Chain Store Corp.	316,680	1,347,015
Quanta Computer, Inc.	251,000	530,315
Synnex Technology International Corp.	284,700	747,067
Taiwan Semiconductor Manufacturing Co. Ltd.	1,601,156	4,188,103
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	141,100	1,844,177
TSRC Corp.	407,900	1,068,169
Unimicron Technology Corp.	326,900	677,059
United Microelectronics Corp.	1,108,000	684,326
Wistron Corp.	261,000	511,168
Total Taiwan common stocks		30,687,565
Thailand—2.65%
Bangkok Bank Public Co. Ltd.	193,500	942,803
Banpu Public Co. Ltd., NVDR	42,361	1,001,047
Kasikornbank Public Co. Ltd., NVDR	282,400	1,051,517
Kasikornbank Public Co. Ltd., PLC	166,500	636,136

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Concluded)
Thailand—(Concluded)
PTT Public Co. Ltd.[1]	273,900	$2,969,947
Siam Cement Public Co. Ltd., NVDR	109,493	1,105,958
Thai Airways International Public Co. Ltd., NVDR	346,720	423,490
Total Thailand common stocks		8,130,898
Turkey—2.97%
Asya Katilim Bankasi A.S.	182,000	317,363
BIM Birlesik Magazalar A.S.	18,392	591,024
Ford Otomotiv Sanayi A.S.	79,090	655,834
Tofas Turk Otomobil Fabrikasi A.S.	117,526	636,441
Tupras-Turkiye Petrol Rafinerileri A.S.	78,571	2,035,893
Turkcell Iletisim Hizmetleri A.S. (Turkcell)	161,415	990,843
Turkcell Iletisim Hizmetleri A.S. (Turkcell), ADR	30,700	474,622
Turkiye Garanti Bankasi A.S.	463,184	2,058,795
Turkiye Is Bankasi (Isbank), Class C	126,557	397,117
Turkiye Sise ve Cam Fabrikalari A.S.*	297,991	614,146
Turkiye Vakiflar Bankasi T.A.O., Class D	142,128	350,109
Total Turkey common stocks		9,122,187
United Kingdom—0.33%
Anglo American PLC, ADR	41,600	1,022,112
United States—1.67%
Archer-Daniels-Midland Co.	38,300	1,251,261
Avon Products, Inc.	44,200	1,251,302
MEMC Electronic Materials, Inc.*	61,700	684,253
Yahoo!, Inc.*	121,000	1,950,520
Total United States common stocks		5,137,336
Total common stocks (cost—$247,092,752)		273,712,677
Preferred stocks—6.01%
Brazil—5.42%
AES Tiete SA	44,700	629,627
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	19,561	746,448
Companhia de Bebidas das Americas (AmBev), ADR	74,550	1,990,485
Confab Industrial SA	196,000	679,612
Itau Unibanco Holdings SA, ADR	110,231	2,369,966
Itausa-Investimentos Itau SA	286,598	2,027,050
Petroleo Brasileiro SA, ADR	76,600	1,244,845
Usinas Siderurgicas de Minas Gerais SA (Usiminas), Class A	70,700	824,080
Vale SA, ADR	117,300	3,633,954
Vale SA, Class A	81,569	2,495,098
Total Brazil preferred stocks		16,641,165
South Korea—0.59%
Hyundai Motor Co.	9,557	564,501
Samsung Electronics Co. Ltd.	2,064	1,222,496
Total South Korea preferred stocks		1,786,997
Total preferred stocks (cost—$14,390,645)		18,428,162

	Number of warrants	Value
Warrants*—1.56%
India—1.07%
Bharti Airtel Ltd. (Citigroup Global Markets Holdings), expires 10/24/12[3]	125,325	$868,502
Central Bank of India (Citigroup Global Markets Holdings), expires 10/24/12[3]	214,075	800,641
HCL Technologies Ltd. (Citigroup Global Markets Holdings), expires 10/24/12[3]	81,150	865,221
Indian Bank (Citigroup Global Markets Holdings), expires 10/24/12[3]	161,450	738,149
Total India warrants		3,272,513
Qatar—0.32%
Industries Qatar (Citigroup Global Markets Holdings), expires 03/25/18	25,250	994,345
United Arab Emirates—0.17%
Aldar Properties (Citigroup Global Markets Holdings), expires 07/18/13	1,044,750	510,883
Total warrants (cost—$5,269,540)		4,777,741
	Face amount
Repurchase agreement—2.67%
Repurchase agreement dated 01/31/11 with State Street Bank & Trust Co., 0.010% due 02/01/11, collateralized by $8,381,119 US Treasury Notes, 0.375% to 2.750% due 10/31/12 to 02/15/19, (value—$8,370,204); proceeds: $8,206,002 (cost—$8,206,000)	$8,206,000	8,206,000
	Number of shares
Investment of cash collateral from securities loaned—0.61%
Money market fund—0.61%
UBS Private Money Market Fund LLC[7] (cost—$1,870,979)	1,870,979	1,870,979
Total investments (cost—$276,829,916)—100.03%		306,995,559
Liabilities in excess of other assets—(0.03)%		(89,085)
Net assets—100.00%		$306,906,474

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2011 (unaudited)

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$41,378,832
Gross unrealized depreciation	(11,213,189)
Net unrealized appreciation	$30,165,643

*  Non-income producing security.

1  Security is being fair valued by a valuation committee under the direction of the board of trustees.

2  Security, or portion thereof, was on loan at January 31, 2011.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 1.62% of net assets as of January 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the over-the-counter ("OTC") Market.

5  Security is traded on the Turquoise Exchange.

6  Illiquid security representing 0.17% of net assets as of January 31, 2011.

7  The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the six months ended 01/31/11	Sales during the six months ended 01/31/11	Value at 01/31/11	Net income earned from affiliate for the six months ended 01/31/11
UBS Private Money Market Fund LLC	$7,322,675	$43,474,653	$48,926,349	$1,870,979	$12,252

ADR  American Depositary Receipt

ADS  American Depositary Shares

GDR  Global Depositary Receipt

NVDR  Non Voting Depositary Receipt

REIT  Real Estate Investment Trust

The following is a summary of the fair valuations according to the inputs used as of January 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$100,554,508	$173,158,169	$—	$273,712,677
Preferred stocks	16,641,165	1,786,997	—	18,428,162
Warrants	4,777,741	—	—	4,777,741
Repurchase agreement	—	8,206,000	—	8,206,000
Investment of cash collateral from securities loaned	—	1,870,979	—	1,870,979
Total	$121,973,414	$185,022,145	$—	$306,995,559

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance

For the six months ended January 31, 2011, the Portfolio's Class P shares returned 15.69%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 14.53%, after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned 16.23%, and the FTSE NAREIT Equity REIT Index returned 15.24%, while the Lipper Global Real Estate Funds category posted a median return of 15.20%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 158. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

ING CRES

Our portion of the Portfolio modestly lagged the benchmark during the reporting period. This was a challenging period for asset allocation, as the post-credit crisis environment was characterized by increased government involvement in economic and regulatory policy. Our relative performance was favorably affected by positive stock selection in all regions and, in particular, in Hong Kong, the US and France. This helped to offset asset allocation decisions that detracted from relative results. Our modest cash position was also a drag on relative performance, given the strong returns of real estate stocks. Underweight positions to the outperforming Japanese and Continental European markets detracted from relative performance, as well.

Toward the end of the reporting period, US real estate investment trust ("REIT") performance was supported by the announcement that the two leading industrial REITs are in merger talks (AMB Property Corp. and ProLogis) in a "merger of equals," which will be a stock deal. An overweight to central business district office markets in the US also contributed to relative performance, including companies with portfolio concentrations in Manhattan and Washington, D.C.

Our investment strategy is focused on the more cyclically-sensitive geographic locations and property types. Examples include shorter lease-length property types such as apartments and lodging, as well as office markets in the Asia-Pacific region. The financial districts of mid-town Manhattan and London are office markets that have longer lease lengths, but are also exposed to quickly improving fundamentals and changes in sentiment. Real estate companies with the ability to benefit from improved consumer spending also remain a focus, including dominant mall companies in the US and, to a lesser extent, in Europe and the Asia-Pacific region. Regions and

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Sub-Advisors:

ING Clarion Real Estate Securities, LLC ("ING CRES") and Brookfield Investment Management Inc. (Brookfield)

Portfolio Managers:

ING CRES: T. Ritson Ferguson, Steven D. Burton & Joseph P. Smith

Brookfield: Jason Baine, Bernhard Krieg and Brett Ward

Objective:

Total Return

Investment process:

ING CRES uses a multi-step investment process for constructing the investment portfolio. This process combines top-down region and sector allocation with bottom-up individual stock selection. First, ING CRES selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, ING CRES uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers.

(continued on next page)

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Sub-Advisors' comments – concluded

companies offering above-average yields, which are likely to increase dividend payouts, also remain important considerations in our stock selection process.

In short, we expect 2011 to be a stable year for real estate investment and operating environment, as opposed to what we have seen for the last couple of years. If this is the case, companies should be able to create value via a combination of managing existing portfolios while deploying and sourcing capital in a way that enhances shareholder value. The economic backdrop should prove to be conducive to improving real estate fundamentals, which will be the key driver of listed property company returns as we look forward.

Brookfield

Our portion of the Portfolio outperformed the benchmark during the reporting period. Real estate securities were strong, though volatile, over the six months ended January 31, 2011. Recently announced economic data has been surprisingly positive, which has increased our conviction that we are in the early stages of a global recovery. While global markets reacted to mounting inflation concerns in emerging markets and to Egyptian unrest, real estate securities finished the period in positive territory.

Our exposure to Hong Kong was one of the strongest contributors to performance during the reporting period. The Hong Kong office market remained strong; characterized by low vacancy and anticipated low supply in the near term. Our overweight to office company HongKong Land Holdings Ltd. significantly contributed to relative performance, as did an overweight to Hong Kong developer Wharf Holdings Ltd., which has significant office exposure. US health care operators also contributed positively to performance. Our overweight to the sector reflects our belief that these companies demonstrate strong real growth prospects, favorable demographics and attractive valuations. Most notably, Brookdale Senior Living, one of our highest conviction holdings, contributed the most from a security perspective to our relative performance.

Chinese exposure negatively impacted our portion of the Portfolio. China's central bank raised interest rates three times over the reporting period in an effort to cool its overheated economy and combat inflationary pressures. As a result, Chinese stocks declined sharply, detracting from our overall performance. However, we believe public market valuations generally reflect these cooling measures, creating interesting investment opportunities throughout the region.

Investment process (concluded)

Brookfield invests in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose value is significantly affected by the value of such companies' real estate holdings, and related entities and structures. Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real-estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/11		6 months	1 year	Since inception[1]
Before deducting	Class A2	15.43%	26.12%	(7.70)%
maximum sales charge	Class C3	14.88%	25.30%	(8.45)%
or PACE Select	Class Y4	15.64%	26.56%	23.37%
program fee	Class P5	15.69%	26.64%	(8.66)%
After deducting maximum sales charge	Class A2	9.06%	19.25%	(8.96)%
or PACE Select	Class C3	13.88%	24.30%	(8.45)%
program fee	Class P5	14.53%	24.13%	(10.47)%
FTSE EPRA/NAREIT Developed Index[6]		16.23%	29.42%	(4.73)%
FTSE NAREIT Equity REIT Index[7]		15.24%	40.55%	(2.67)%
Lipper Global Real Estate Funds median		15.20%	26.98%	(5.48)%

Average annual total returns for periods ended December 31, 2010, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 9.69%; since inception, (9.45)%; Class C—1-year period, 14.22%; since inception, (8.90)%; Class Y—1-year period, 16.43%; since inception, 23.60%; Class P—1-year period, 13.97%; since inception, (11.00)%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.89% and 1.45%; Class C—2.69% and 2.20%; Class Y—1.51% and 1.20%; and Class P—1.91% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Class Y shares commenced issuance on November 30, 2006 and had fully redeemed by February 15, 2007 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A and Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts ("REITs") worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange traded funds. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The FTSE NAREIT Equity REIT Index is an unmanaged market weighted index of publicly traded US equity real estate investment trusts ("REITs"). Equity REITs include those firms that own, manage and lease investment grade commercial real estate. A company is classified as an Equity REIT if 75% or more of its gross invested book assets is invested in real property. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	01/31/11
Net assets (mm)	$95.4
Number of holdings	140
Portfolio composition[1]	01/31/11
Common stocks	96.6%
Cash equivalents and other assets less liabilities	3.4
Total	100.0%
Top five countries (equity investments)[1]	01/31/11
United States	39.5%
Hong Kong	10.5
Japan	10.1
Australia	9.6
Singapore	5.4
Total	75.1%
Top ten equity holdings[1]	01/31/11
Sun Hung Kai Properties Ltd.	4.7%
Simon Property Group, Inc.	4.6
Mitsui Fudosan Co. Ltd.	3.0
Westfield Group	2.8
Unibail Rodamco	2.7
Public Storage, Inc.	2.5
Mitsubishi Estate Co. Ltd.	2.4
Boston Properties, Inc.	2.4
Hongkong Land Holdings Ltd.	2.2
Wharf (Holdings) Ltd.	2.1
Total	29.4%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2011. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2011

Common stocks

Apartments	8.09%
Building-residential/commercial	0.94
Diversified	19.83
Diversified operations	2.06
Health care	2.83
Hotels & motels	2.34
Office property	8.76
Real estate management/service	4.73
Real estate operations/development	21.44
Regional malls	7.81
Retirement/aged care	1.04
Shopping centers	12.14
Storage	2.63
Storage/warehousing	0.24
Warehouse/industrial	1.76
Total common stocks	96.64
Repurchase agreement	3.43
Investment of cash collateral from securities loaned	2.60
Liabilities in excess of other assets	(2.67)
Net assets	100.00%

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—96.64%
Australia—9.56%
CFS Retail Property Trust	202,891	$366,767
Charter Hall Group	72,970	164,984
Commonwealth Property Office Fund	196,429	170,645
Dexus Property Group	669,087	554,881
Goodman Group	1,388,666	922,520
GPT Group	227,810	673,054
ING Office Fund	923,537	552,708
Mirvac Group	252,521	312,835
Stockland	376,367	1,353,042
Westfield Group	276,741	2,711,354
Westfield Retail Trust*	507,310	1,339,733
Total Australia common stocks		9,122,523
Bermuda—2.99%
Great Eagle Holdings Ltd.	44,000	147,703
Hongkong Land Holdings Ltd.	292,771	2,061,926
Kerry Properties Ltd.	120,183	640,070
Total Bermuda common stocks		2,849,699
Canada—4.16%
Boardwalk Real Estate Investment Trust	17,070	749,726
Brookfield Asset Management, Inc., Class A	3,400	110,942
Brookfield Properties Corp.	41,100	722,949
Calloway Real Estate Investment Trust	29,500	699,975
Canadian Real Estate Investment Trust	3,500	111,849
Cominar Real Estate Investment Trust[1,2,3]	5,731	122,936
Cominar Real Estate Investment Trust[4]	7,200	154,448
H&R Real Estate Investment Trust	11,200	230,633
Primaris Retail Real Estate Investment Trust	5,600	112,967
RioCan Real Estate Investment Trust[1,2,3]	2,200	51,081
RioCan Real Estate Investment Trust[4]	39,018	904,387
Total Canada common stocks		3,971,893
Cayman Islands—1.06%
Agile Property Holdings Ltd.	214,000	319,406
Evergrande Real Estate Group Ltd.	785,868	415,624
Longfor Properties	118,000	176,529
New World China Land Ltd.	238,722	96,231
Total Cayman Islands common stocks		1,007,790
China—0.48%
Guangzhou R&F Properties Co. Ltd., Class H	311,124	459,779
Finland—0.09%
Citycon Oyj	19,131	83,031
France—4.95%
Accor SA	2,470	112,892
Fonciere des Regions	5,102	513,486
ICADE	4,400	477,509
Klepierre	6,611	240,571
Mercialys SA	7,403	283,065
Nexity	6,380	294,456
Societe Immobiliere de Location pour l'Industrie et le Commerce (Silic)	1,760	237,619

	Number of shares	Value
Common stocks—(Continued)
France—(Concluded)
Unibail Rodamco	13,395	$2,558,502
Total France common stocks		4,718,100
Germany—0.13%
IVG Immobilien AG*	12,493	122,211
Hong Kong—10.50%
Champion Real Estate Investment Trust	526,312	317,364
Cheung Kong (Holdings) Ltd.	14,000	231,672
China Overseas Land & Investment Ltd.	601,276	1,140,902
Franshion Properties China Ltd.	712,000	206,103
Hang Lung Properties Ltd.	109,000	476,889
Hysan Development Co. Ltd.	42,000	201,493
Link REIT	117,819	370,435
New World Development Co. Ltd.	125,000	235,698
Sino Land Co. Ltd.	216,796	411,621
Sun Hung Kai Properties Ltd.	268,136	4,455,952
Wharf (Holdings) Ltd.	259,354	1,968,162
Total Hong Kong common stocks		10,016,291
Italy—0.14%
Beni Stabili SpA	136,779	130,193
Japan—10.07%
AEON Mall Co. Ltd.	16,066	422,940
Frontier Real Estate Investment Corp.	26	240,057
Global One Real Estate Investment Co. Ltd.[5]	10	93,159
Japan Logistics Fund, Inc.[5]	21	200,564
Japan Prime Realty Investment Corp.[5]	97	259,649
Japan Real Estate Investment Corp.	55	551,612
Japan Retail Fund Investment Corp.	112	205,431
Kenedix Realty Investment Corp.	55	253,355
Mitsubishi Estate Co. Ltd.	122,663	2,311,471
Mitsui Fudosan Co. Ltd.	139,758	2,833,244
Nippon Accommodations Fund, Inc.	16	119,620
Nippon Building Fund, Inc.[5]	12	125,932
Nomura Real Estate Holdings, Inc.	9,000	164,777
Sumitomo Realty & Development Co. Ltd.	53,801	1,313,938
United Urban Investment Corp.[5]	378	515,487
Total Japan common stocks		9,611,236
Jersey—0.08%
Atrium European Real Estate Ltd.	12,661	76,877
Netherlands—1.09%
Corio N.V.	9,299	606,178
Eurocommercial Properties N.V.	9,438	429,866
Total Netherlands common stocks		1,036,044
Norway—0.18%
Norwegian Property ASA*	98,800	174,801
Singapore—5.45%
CapitaCommercial Trust[5]	449,000	503,204
Capitaland Ltd.	588,759	1,657,707
CapitaMall Trust	300,300	447,348
CapitaMalls Asia Ltd.	323,833	473,558

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
Singapore—(Concluded)
City Developments Ltd.	16,800	$149,915
Frasers Centrepoint Trust	66,300	78,433
Global Logistic Properties Ltd.*	606,101	989,349
Keppel Land Ltd.[5]	92,000	323,367
Suntec Real Estate Investment Trust	470,797	571,885
Total Singapore common stocks		5,194,766
Sweden—0.47%
Castellum AB	13,133	183,588
Hufvudstaden AB, Class A	23,829	267,861
Total Sweden common stocks		451,449
Switzerland—0.48%
PSP Swiss Property AG*	2,979	232,730
Swiss Prime Site AG*	3,136	227,879
Total Switzerland common stocks		460,609
United Kingdom—5.28%
Big Yellow Group PLC	25,404	134,228
British Land Co. PLC	100,598	836,127
Capital Shopping Centres Group PLC	28,670	168,790
Derwent London PLC	31,567	793,317
Grainger PLC	60,731	95,825
Great Portland Estates PLC	77,517	447,145
Hammerson PLC	75,874	521,438
Land Securities Group PLC	118,438	1,280,522
Safestore Holdings PLC	102,441	234,905
Segro PLC	65,849	314,904
Songbird Estates PLC*	57,327	128,568
St. Modwen Properties PLC	30,868	82,399
Total United Kingdom common stocks		5,038,168
United States—39.48%
Alexandria Real Estate Equities, Inc.	7,400	570,096
AMB Property Corp.	17,000	570,350
Apartment Investment & Management Co., Class A	21,900	559,764
AvalonBay Communities, Inc.	13,683	1,586,270
BioMed Realty Trust, Inc.	10,500	187,425
Boston Properties, Inc.	24,442	2,306,592
Brandywine Realty Trust	51,083	592,563
BRE Properties, Inc.	13,100	584,915
Brookdale Senior Living, Inc.*	45,382	991,597
Camden Property Trust	12,120	671,812
Developers Diversified Realty Corp.	81,000	1,101,600
Digital Realty Trust, Inc.[5]	14,247	775,037
Douglas Emmett, Inc.	20,700	381,501
Equity One, Inc.[5]	16,808	313,469
Equity Residential	33,100	1,793,689
Essex Property Trust, Inc.	4,200	487,200
Federal Realty Investment Trust	7,100	571,053
General Growth Properties, Inc.*	57,721	854,848
HCP, Inc.	6,600	244,794
Health Care REIT, Inc.	12,200	598,776
Highwoods Properties, Inc.	9,900	324,423

	Number of shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Host Hotels & Resorts, Inc.	65,083	$1,204,686
Kimco Realty Corp.	15,700	284,013
Lennar Corp., Class A	19,800	383,328
Liberty Property Trust	31,800	1,105,686
Nationwide Health Properties, Inc.	15,900	597,045
OMEGA Healthcare Investors, Inc.	22,100	492,388
Pebblebrook Hotel Trust	7,900	162,424
ProLogis	60,700	905,644
Public Storage, Inc.	21,777	2,373,257
Regency Centers Corp.	20,200	870,822
Simon Property Group, Inc.	43,222	4,384,872
SL Green Realty Corp.	13,000	945,880
Starwood Hotels & Resorts Worldwide, Inc.	10,200	601,494
Tanger Factory Outlet Centers, Inc.	10,800	281,988
Taubman Centers, Inc.	8,700	455,445
The Macerich Co.	36,026	1,753,025
Toll Brothers, Inc.*	25,200	510,048
UDR, Inc.	49,800	1,169,304
Ventas, Inc.	13,800	765,348
Vornado Realty Trust	19,591	1,725,771
Weingarten Realty Investors	25,574	627,074
Total United States common stocks		37,667,316
Total common stocks (cost—$77,204,127)		92,192,776
	Face amount
Repurchase agreement—3.43%
Repurchase agreement dated 01/31/11 with State Street Bank & Trust Co., 0.010% due 02/01/11, collateralized by $3,336,719 US Treasury Notes, 0.375% to 2.750% due 10/31/12 to 02/15/19; (value—$3,332,374); proceeds: $3,267,001 (cost—$3,267,000)	$3,267,000	3,267,000
	Number of shares
Investment of cash collateral from securities loaned—2.60%
Money market fund—2.60%
UBS Private Money Market Fund LLC[6] (cost—$2,481,515)	2,481,515	2,481,515
Total investments (cost—$82,952,642)— 102.67%		97,941,291
Liabilities in excess of other assets—(2.67)%		(2,545,974)
Net assets—100.00%		$95,395,317

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2011 (unaudited)

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$15,588,123
Gross unrealized depreciation	(599,474)
Net unrealized appreciation	$14,988,649

*  Non-income producing security.

1  Security is traded on the over-the-counter ("OTC") Market.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.18% of net assets as of January 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the Toronto Stock Exchange.

5  Security, or portion thereof, was on loan at January 31, 2011.

6  The table below details the Portolio's transaction activity in an affiliated issuer during the six months ended January 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the six months ended 01/31/11	Sales during the six months ended 01/31/11	Value at 01/31/11	Net income earned from affiliate for the six months ended 01/31/11
UBS Private Money Market Fund LLC	$4,402,048	$25,523,876	$27,444,409	$2,481,515	$8,507

REIT  Real Estate Investment Trust

The following is a summary of the fair valuations according to the inputs used as of January 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$42,804,925	$49,387,851	$—	$92,192,776
Repurchase agreement	—	3,267,000	—	3,267,000
Investment of cash collateral from securities loaned	—	2,481,515	—	2,481,515
Total	$42,804,925	$55,136,366	$—	$97,941,291

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance

For the six months ended January 31, 2011, the Portfolio's Class P shares returned 4.59%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 3.54%, after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Citigroup Three-Month US Treasury Bill Index (the "benchmark") returned 0.08%, the MSCI World Free Index (net) returned 17.25%, the Barclays Capital Global Aggregate Index returned 2.58%, and the US Consumer Price Index (CPI) increased by 1.01%, while the Lipper Global Flexible Portfolio Funds category posted a median return of 10.87%. (Returns for all share classes over various time periods are also shown in the "Performance at a glance" table on page 169. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Analytic Investors

Our portion of the Portfolio consists of long-short equity positions.1 Our process is based on the premise that investor behavior changes—although slowly—and is fairly persistent from month to month. To support this premise, our model is driven by specific security characteristics within seven groups (such as valuation, quality, and liquidity), to help us identify potential investment opportunities.

Our model worked quite well during the reporting period, as we were properly positioned in all categories except for the growth category. For example, our overweight to the quality category worked well as investors rewarded securities with above average-returns on assets and attractive profit margins. Also, positive exposure to the valuation category, which includes factors such as sales-to-price and earnings-to-price ratios, and the technical category, which includes the momentum factors, contributed positively to performance, as investors rewarded securities with strong earnings and above-average momentum. An underweight exposure to the risk category, which includes the debt-to-equity factor, contributed positively as well. Our overweight to the growth category, which includes factors such as market growth, detracted from overall relative performance as investors penalized such measures.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Sub-Advisors:

Analytic Investors, LLC ("Analytic Investors"); Wellington Management Company, LLP ("Wellington Management"); Goldman Sachs Asset Management, L.P. ("GSAM"), First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments")

Portfolio Managers:

Analytic Investors: Dennis Bein, David Krider and Harindra de Silva

Wellington Management: Rick A. Wurster and Stephen A. Gorman

GSAM: Jonathan Beinner and Michael Swell

First Quadrant: Ken Ferguson, Dori Levanoni

and Chuck Fannin

Standard Life Investments: Guy Stern and David Millar

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the United States and in foreign markets both by direct equity investment and through derivatives. Analytic Investors' strategy may also employ the use of derivatives, such as swaps, futures,

(continued on next page)

1  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

Overall, our stock selection process added value over the period. The top equity performers were long positions in Limited Brands, Inc., Idemitsu Kosan Co. and Cimarex Energy Co., all of which performed well during the reporting period. We subsequently sold our positions in Limited Brands and Cimarex Energy. Short positions in Nvidia Corp., Lumina Ltd. and Paladin Energy Ltd. detracted from performance, and were the worst performing stocks in our portion of the Portfolio. In addition, we eliminated Lumina during the reporting period.

From a sector perspective, our positions in the consumer discretionary and energy sectors performed well. In contrast, our positions in the materials and information technology sectors had a negative impact on performance.

Wellington Management

During the reporting period, our portion of the Portfolio's exposure to the equity markets via equity index futures on the NASDAQ, S&P 500, and Tokyo TOPIX indices contributed the most to absolute performance. The materials sector also contributed to absolute performance, specifically from agricultural-related stocks. Top contributors to performance included global fertilizer nutrient company Potash Corp., global agricultural seed and crop chemical company Monsanto Co., and fertilizer producer CF Industries Holdings, Inc. The energy sector was another contributor to performance, particularly from our holdings in uranium producers Uranium One, Inc., Cameco Corp., and Paladin Energy Ltd. which benefited from increased prices in uranium as a result of China's plans to increase its nuclear power target by over 50% by 2020.

The consumer discretionary sector was another contributor to absolute performance during the period. Companies that aided performance included developer, owner, and operator of destination casino resorts Wynn Resorts Ltd., automotive components supplier BorgWarner, and media and marketing information services firm Arbitron, Inc. Wynn Resort's shares increased after an analyst boosted the casino operator's rating and price target. BorgWarner's shares benefited from increases in its earnings estimate for fiscal year 2010, as well as earnings and growth expectations for 2011. Arbitron's shares were boosted when the company announced a favorable contract extension with its largest customer, and provided solid earnings guidance for 2011.

Investment process (continued)

non-deliverable forwards ("NDFs"), and forward contracts.

Wellington Management pursues an "opportunistic equity plus alpha" strategy by opportunistically seeking non-core equity exposures that Wellington Management believes are attractively valued, have positive structural characteristics in the current market environment or are expected to benefit from anticipated economic cycles. In addition, Wellington Management may employ other investment approaches, for example, by allocating assets to fixed income securities or other non-equity investments that are expected to contribute positive returns over time. Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments.

GSAM seeks to employ a number of diverse strategies and seeks to allocate capital tactically to strategies it believes offer the best opportunities at a given point in time in a given market or sector. GSAM focuses mainly on the global fixed income and currency markets, across various investment grade and sub-investment grade sectors, and may also invest in derivative investments.

First Quadrant employs a "global macro strategy" which is implemented by combining several different complex investment techniques. It uses a "tactical risk allocation" approach across global markets which increases investment risk where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are unlikely. First Quadrant also assesses the

(continued on next page)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

Our country relative value positions, which are intended to exploit spread inefficiencies in developed government bond markets, was the largest detractor from absolute returns during the reporting period. Our long exposure to 10- and 30-year US Treasuries versus a short exposure to 10-year German sovereign debt was a negative for results. These positions were subsequently removed due to a restructuring of our portion of the Portfolio.

At the end of the period, our largest sector exposures were in the materials, financials and industrials sectors. The smallest sector exposures were in the utilities, telecommunications services and health care sectors.

Certain derivative instruments, including interest rate swaps, interest rate futures, and bond futures, were used to gain exposure to global bond markets, implement yield curve and duration strategies, and to take advantage of inefficiencies within the global bond market. Equity index futures and equity index options were utilized to gain exposure to certain global equity markets, and to hedge against anticipated declines. Our portion of the Portfolio also made use of currency forwards to gain exposure to certain currencies, hedge against anticipated changes, and to take advantage of inefficiencies between various currencies. The results of the derivatives used during the period were within our expectations.

GSAM

Within our portion of the Portfolio, duration—a measure of a portfolio's sensitivity to interest rate changes—and yield curve strategies detracted from performance. (A yield curve is a line that plots interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) In the US, we had a long duration bias during the fourth quarter of 2010, driven by our view that additional Federal Reserve Board ("Fed") quantitative easing ("QE2") would potentially push yields lower. However, this stance was not rewarded as US Treasury yields moved higher in the wake of the Fed's introduction of QE2. Overseas, the positive contribution from our short Japan duration position was offset by our long duration bias in Europe. Within our country strategies, our long Europe/short US, as well as our long Europe/short Canada relative value duration positions detracted from performance amid adverse movements in the relative movements in both pairs of rates.

Our cross-sector positioning was the primary positive driver of performance during the reporting period. Our exposures to non-agency mortgage-backed securities ("MBS") and corporate bonds were beneficial amid a supportive environment for higher yielding fixed-income securities. Our overweight bias to agency MBS during the fourth quarter of 2010 contributed as well. Despite a less favorable environment characterized by rising government yields and volatility, agency MBS outperformed Treasuries during the fourth quarter, against the backdrop of benign mortgage repayments and strong demand for the asset class.

Investment process (concluded)

combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. First Quadrant's strategy is primarily implemented through the use of derivatives and it seldom holds net long positions.

Standard Life Investments employs a "global multi-asset strategy" and seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. Standard Life Investments aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return. Standard Life Investments' portion of the Portfolio consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. Standard Life Investments may take long and/or short positions, and its derivative investments may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

Security selection strategies also contributed to our portion of the Portfolio's returns. Our global government/agency selection was beneficial, driven primarily by our short French and Portuguese sovereign credit positions relative to a long German sovereign credit position during the last three months of 2010. Within corporates, our down-in-quality bias, as well as our sector positioning within the investment grade bond market, were the primary drivers of performance. In addition, our exposure to high yield bonds contributed to overall excess returns. Finally, security selection within the collateralized sector was beneficial, driven primarily by prudent selection of specific MBS issues.

Our portion of the Portfolio utilized derivatives during the reporting period. Treasury futures and currency forwards were used to hedge interest rate and currency exposures and facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express our term structure view. Credit default swaps were used to implement specific credit-related investment strategies and hedge corporate spread duration. The results of derivative used during the period were within our expectations.

First Quadrant

Global asset class selection added significant value due to our preference towards global equities and away from the global bond markets during the last five months of the reporting period. The strengthening global economy favored equities, especially in the US, Canada, Germany, the UK and Hong Kong. Our volatility management positioning also added value during the period.

Stock selection among countries was a modest benefit for performance in our portion of the Portfolio, due to our long positions in the US and Germany, as well as a short position in Australia. In contrast, long positions in Spain and Italy detracted from results. The currency risk strategy was positive, as the factor that indicates whether a currency is expensive or inexpensive correctly anticipated equity market directions.

Selection of bonds among various countries started the reporting period mixed, and by mid-November all exposures were adding value. Unfortunately, when the Federal Reserve Board (the "Fed") announced implementation of another round of quantitative easing ("QE2"), our long US Treasury position detracted from results as US Treasury yields moved sharply higher. Our Canadian and German positions were also adversely effected, and our bond country selection strategy ended the period in negative territory. We believe the impact of QE2 is primarily a short-term phenomenon, and quite at odds with the Fed's stated goals. The bond market sell-off was largely based upon a perceived strengthening in the global economy. While it is clear that some strengthening has occurred, we believe the expectations are likely too high.

In terms of currency selection, our long British pound and short Australian dollar positions detracted from performance. Elsewhere, one of our investment flow indicators and the relative valuation strategy (which measures the relative attractiveness of each market) experienced the greatest difficulty during the period. Investors shifted their focus from risk avoidance to risk-seeking. As that behavior dissipates, we expect to see a return to profitability for these strategies, as we have seen in the past.

Certain derivative instruments, namely global equity and global government bond futures, were used to facilitate asset class and country selection asset exposures. Developed market forward currency contracts were used to implement currency selection investment exposures. Exchange-traded options on global indices were used to gain exposure to option pricing dynamics. The results of derivatives used during the period were within our expectations.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – concluded

Standard Life Investments

From the date we started to manage a portion of the Portfolio on August 5, 2010, through January 31, 2011, the global equity markets generated strong results. Against that backdrop, our exposure to global equities made a significant contribution to our portion of the Portfolio's returns. Conversely, the majority of our duration positions produced negative returns, particularly an exposure to long-term US Treasuries. (Duration is a measure of a portfolio's sensitivity to interest rate changes.) Notable exceptions to this were some of our relative value duration strategies, such as our long position in Japanese long-term government securities and our short position in European long-term government securities.

A weak month in November 2010 led to negative returns from our credit-related strategies for the period as a whole. In particular, widening financial credit spreads during the month impacted our results. (Spread is the difference between the yields paid on these securities versus those paid on Treasuries.) Strong equity markets also negatively impacted our long high yield position versus our short equity position, although the long exposure to high yield bonds generated positive returns. Stock selection was positive overall, mainly as a result of good relative returns in the global equity markets.

Cash returns remain anchored close to zero during the reporting period, and are not expected to increase markedly in the near- to intermediate-term, as we expect below-average growth in the developed markets for some time to come. That said, we do not foresee this persisting indefinitely, so we will continue to manage our portion of the Portfolio to seek returns that will exceed long-term expectations of cash returns.

Certain derivative instruments were used for efficient portfolio management, risk reduction and, where appropriate, to implement the desired market, relative-value and opportunistic return strategies. Equity index futures were used to modify portfolio equity market exposure. Bond futures, interest rate swaps, forward starting swaps and swaptions were used to facilitate specific duration and yield curve strategies. Variance swaps were used to generate returns from changing equity market volatility. Credit default index swaps were used to implement specific credit-related investment strategies. In addition, we implemented foreign exchange strategies, using currency forwards and options. Throughout the period the results of derivatives used were in line with our risk and return expectations.

Special considerations

The Portfolio may be appropriate for investors seeking long term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long-term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/11		6 months	1 year	Since inception[1]
Before deducting	Class A2	4.34%	5.61%	(0.07)%
maximum sales charge	Class C3	4.06%	4.88%	(0.70)%
or PACE Select	Class Y4	4.37%	5.87%	(2.78)%
program fee	Class P5	4.59%	5.97%	0.21%
After deducting maximum sales charge	Class A2	(1.36)%	(0.23)%	(1.23)%
or PACE Select	Class C3	3.06%	3.88%	(0.70)%
program fee	Class P5	3.54%	3.87%	(1.78)%
Citigroup Three-Month US Treasury Bill Index[6,10]		0.08%	0.14%	2.12%
MSCI World Free Index (net)[7,10]		17.25%	19.22%	1.03%
Barclays Capital Global Aggregate Index[8]		2.58%	5.30%	6.67%
US Consumer Price Index (CPI)[9]		1.01%	1.63%	1.89%
Lipper Global Flexible Portfolio Funds median		10.87%	13.43%	3.05%

Average annual total returns for periods ended December 31, 2010, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (1.99)%; since inception, (1.41)%; Class C—1-year period, 1.93%; since inception, (0.87)%; Class Y—1-year period, 3.94%; since inception, (3.17)%; Class P—1-year period, 1.87%; since inception, (1.95)%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—2.07% and 2.01%; Class B—3.21% and 2.78%; Class C—2.76% and 2.76%; Class Y—1.77% and 1.77%; and Class P—1.80% and 1.76%. Class B shares were not operational as of November 28, 2010; ratios for Class B are annualized and reflect the limited operating history during the fiscal year ended July 31, 2010. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.95%; Class B—2.70%; Class C—2.70%; Class Y—1.70%; and Class P—1.70%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and A shares, April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 27, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Class B shares commenced issuance on May 19, 2006, and had fully redeemed by April 8, 2010. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The Barclays Capital Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees and expenses.

10  Effective November 28, 2010, the Portfolio's official benchmark had been changed from the MSCI World Free Index (net) to the Citigroup Three-Month US Treasury Bill Index in light of the investment strategies employed in pursuit of the Portfolio's investment objective.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	01/31/11
Net assets (mm)	$523.9
Number of holdings	1,022
Portfolio composition[1]	01/31/11
Common and preferred stocks	34.3%
Bonds and notes	28.7
ADRs, ADSs, GDRs and SDRs	1.0
Investment companies	1.9
Investments sold short	(4.6)
Options, swaptions, futures, swaps and forward foreign currency contracts	(0.2)
Cash equivalents and other assets less liabilities	38.9
Total	100.0%
Top five countries (long holdings)[1]	01/31/11
United States	35.2%
Japan	3.7
United Kingdom	3.6
Canada	3.4
Australia	2.1
Total	48.0%
Top five equity sectors (long holdings)[1]	01/31/11
Consumer discretionary	6.0%
Information Technology	5.7
Financials	4.5
Materials	4.3
Health Care	4.0
Total	24.5%

Top five countries (short holdings)[1]	01/31/11
United States	(1.6)%
Japan	(1.5)
Canada	(0.7)
United Kingdom	(0.4)
Spain	(0.2)
Total	(4.4)%
Top five equity sectors (short holdings)[1]	01/31/11
Financials	(1.3)%
Energy	(0.9)
Health care	(0.8)
Information Technology	(0.6)
Materials	(0.6)
Total	(4.2)%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2011. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

ADS  American Depositary Shares

GDR  Global Depositary Receipt

SDR  Special Drawing Rights

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited) (concluded)

Top ten equity holdings (long holdings)[1,2]	01/31/11
Microsoft Corp.	0.7%
Apple, Inc.	0.5
Medtronic, Inc.	0.5
AmerisourceBergen Corp.	0.4
Eli Lilly & Co.	0.4
Forest Laboratories, Inc.	0.4
Dr. Pepper Snapple Group, Inc.	0.4
M&T Bank Corp.	0.4
AstraZeneca PLC	0.4
Mitsubishi Chemical Holdings Corp.	0.4
Total	4.5%

Top ten equity holdings (short holdings)[1,2]	01/31/11
NVIDIA Corp.	(0.4)%
ProLogis	(0.4)
Daiwa Securities Group, Inc.	(0.4)
Nomura Holdings, Inc.	(0.3)
Tullow Oil PLC	(0.3)
Vertex Pharmaceuticals, Inc.	(0.3)
First Quantum Minerals Ltd.	(0.3)
Olympus Corp.	(0.3)
Human Genome Sciences, Inc.	(0.3)
Advantest Corp.	(0.2)
Total	(3.2)%

Top ten long-term fixed income holdings (long holdings)[1,2]	01/31/11
FNMA TBA, 3.000%, TBA	1.5%
US Treasury Inflation Index Notes (TIPS), 1.375%, 07/15/18	0.8
US Treasury Inflation Index Notes (TIPS), 3.000%, 07/15/12	0.7
US Treasury Inflation Index Bonds (TIPS), 3.875%, 04/15/29	0.7
FHLMC REMIC, Seres 2882, Class UL, 4.500%, 02/15/19	0.6
US Treasury Inflation Index Notes (TIPS), 2.375%, 01/15/17	0.6
Suncorp-Metway Ltd., 1.553%, 04/15/11	0.5
US Treasury Inflation Index Notes (TIPS), 1.625%, 01/15/15	0.4
FNMA ARM, 2.816%, 04/01/37	0.4
FNMA TBA, 3.500%, TBA	0.4
Total	6.6%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2011. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE Alternative Strategies Investments. Figures would be different if a breakdown of the underlying investment companies was included.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2011

Common stocks

Aerospace & defense	0.53%
Air freight & logistics	0.15
Airlines	0.28
Auto components	0.20
Automobiles	0.91
Beverages	0.67
Biotechnology	0.72
Building products	0.05
Capital markets	0.59
Chemicals	2.00
Commercial banks	1.66
Commercial services & supplies	0.17
Communications equipment	0.74
Computers & peripherals	0.71
Construction & engineering	0.20
Construction materials	0.01
Consumer finance	0.00	[2]
Distributors	0.05
Diversified consumer services	0.01
Diversified financial services	0.29
Diversified telecommunication services	0.33
Electric utilities	0.06
Electrical equipment	0.44
Electronic equipment, instruments & components	0.49
Energy equipment & services	0.27
Food & staples retailing	0.39
Food products	0.95
Gas utilities	0.02
Health care equipment & supplies	0.49
Health care providers & services	0.69
Hotels, restaurants & leisure	0.70
Household durables	0.11
Household products	0.09
Independent power producers & energy traders	0.02
Industrial conglomerates	0.47
Insurance	0.36
Internet & catalog retail	0.61
Internet software & services	0.50
IT services	0.61
Leisure equipment & products	0.56
Life sciences tools & services	0.09
Machinery	0.88
Marine	0.01
Media	1.34

Common stocks—(Concluded)

Metals & mining	2.22%
Multiline retail	0.55
Multi-utilities	0.05
Oil, gas & consumable fuels	3.30
Paper & forest products	0.09
Personal products	0.02
Pharmaceuticals	2.01
Professional services	0.02
Real estate investment trusts	1.00
Real estate management & development	0.43
Road & rail	0.51
Semiconductors & semiconductor equipment	1.04
Software	1.62
Specialty retail	0.60
Textiles, apparel & luxury goods	0.37
Thrifts & mortgage finance	0.22
Tobacco	0.14
Trading companies & distributors	0.12
Transportation infrastructure	0.07
Water utilities	0.00	[2]
Wireless telecommunication services	0.48
Total common stocks	35.28

Preferred stock

Chemicals	0.01
Investment companies	1.94
Rights	0.00	[2]
US government obligations	5.24
Federal home loan mortgage corporation certificates	0.38
Federal national mortgage association certificates	3.01
Collateralized mortgage obligations	3.30
Asset-backed securities	2.95

Corporate notes

Advertising	0.04
Aerospace & defense	0.02
Agriculture	0.09
Auto manufacturers	0.16
Auto parts & equipment	0.03
Banking non-US	2.99

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—(unaudited)1 (concluded)

As a percentage of net assets as of January 31, 2011

Corporate notes—(Continued)

Banking US	0.39%
Beverages	0.15
Building materials	0.13
Cable	0.35
Chemicals	0.13
Commercial services	0.16
Consumer products-miscellaneous	0.06
Diversified banking institution	0.80
Diversified financial services	0.83
Diversified operations	0.01
Electric-generation	0.03
Electric-integrated	0.59
Electric-transmission	0.05
Energy-alternate sources	0.03
Engineering & construction	0.06
Food-misc/diversified	0.06
Food-retail	0.09
Gas-distribution	0.04
Healthcare-products	0.09
Healthcare-services	0.11
Home furnishing	0.02
Insurance	0.57
Investment companies	0.27
Machine tools & related products	0.01
Machinery-diversified	0.04
Mining	0.21
Money center banks	0.39
Mortgage banks	0.38
Multimedia	0.03
Oil & gas	0.50
Packaging & contrainers	0.07
Paper & forest products	0.05
Pipelines	0.38
Publishing-books	0.01
Real estate	0.30
Retail-discount	0.02
Retail-major department store	0.04
Retail-restaurants	0.05
Savings & loans	0.06
Software	0.05
Steel-producers	0.10

Corporate notes—(Concluded)

Telecommunications	0.61%
Transportation	0.02
Water	0.12
Total corporate notes	11.79
Municipal bonds and notes	0.58
Non-US government obligations	1.48
Time deposits	5.21
Certificates of deposit	1.15
Short-term US government obligations	18.03
Repurchase agreements	11.00

Options

Call options purchased	0.21
Put options purchased	0.14
Total options	0.35

Investments sold short
Common stocks

Biotechnology	(0.55)
Capital markets	(0.84)
Commercial banks	(0.10)
Computers & peripherals	(0.00)[2]
Diversified telecommunication services	(0.02)
Electric utilities	(0.16)
Electrical equipment	(0.03)
Health care equipment & supplies	(0.28)
Insurance	(0.00)[2]
Metals & mining	(0.61)
Oil, gas & consumable fuels	(0.89)
Real estate investment trusts	(0.35)
Real estate management & development	(0.00)[2]
Semiconductor equipment & products	(0.62)
Total common stocks	(4.45)
Federal national mortgage association certificates sold short	(0.19)
Total Investments sold short	(4.64)
Other assets in excess of liabilities	2.94
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of PACE Alternative Strategies Investments. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

2  Weighting represents less than 0.005% of the Porfolio's net assets as of January 31, 2011.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—35.28%
Australia—0.99%
Asciano Group*	10,750	$17,243
Caltex Australia Ltd.	5,405	72,709
CFS Retail Property Trust	835,990	1,511,221
Energy Resources of Australia Ltd.	14,677	146,684
Iluka Resources Ltd.*	79,698	684,523
Incitec Pivot Ltd.	53,751	231,674
Karoon Gas Australia Ltd.*	756	5,662
Lend Lease Group	1,024	9,012
Lynas Corp. Ltd.*	177,685	326,115
National Australia Bank Ltd.	21,498	530,537
Paladin Energy Ltd.*	131,039	643,484
QR National Ltd.*	138,900	387,819
Rio Tinto Ltd.	947	80,681
SP Ausnet	47,806	41,900
TABCORP Holdings Ltd.	72,042	500,224
Total Australia common stocks		5,189,488
Austria—0.00%
Andritz AG	88	7,514
Bermuda—0.28%
Aquarius Platinum Ltd.	21,124	118,882
Arch Capital Group Ltd.*	3,000	264,750
Asian Citrus Holdings Ltd.	96,136	114,583
Bunge Ltd.	188	12,797
China Green (Holdings) Ltd.	24,000	23,625
China Yurun Food Group Ltd.	18,943	61,582
Cosan Ltd., Class A	3,476	45,119
Digital China Holdings Ltd.	50,000	96,357
GOME Electrical Appliances Holdings Ltd.*	1,088,000	410,993
Haier Electronics Group Co. Ltd.*	38,000	39,689
Huabao International Holdings Ltd.	37,000	54,742
Shangri-La Asia Ltd.	49,333	128,294
Sinofert Holdings Ltd.*	160,536	88,882
Total Bermuda common stocks		1,460,295
Brazil—0.29%
All America Latina Logistica (ALL)	5,019	42,393
Banco Bradesco SA, ADR	8,100	153,252
Banco Santander Brasil SA, ADS	33,700	390,920
Brasil Foods SA	7,492	122,923
Companhia de Saneamento de Minas Gerais-Copasa MG	723	11,863
Companhia Energetica de Minas Gerais-CEMIG, ADR	728	12,027
Cosan SA Industria e Comercio	7,884	123,111
JBS SA	9,929	37,525
OGX Petroleo e Gas Participacoes SA*	17,200	177,577
SLC Agricola SA	9,999	118,708
Vale SA, ADR	9,763	340,045
Total Brazil common stocks		1,530,344

	Number of shares	Value
Common stocks—(Continued)
Canada—2.57%
Agnico-Eagle Mines Ltd.	4,600	$314,824
Agrium, Inc.[1]	3,228	285,196
Agrium, Inc.[2]	7,009	619,526
Athabasca Oil Sands Corp.*	40,700	687,309
Bombardier, Inc., Class B	80,425	457,805
Brookfield Properties Corp.	49,300	865,033
Cameco Corp.	19,262	798,795
Canadian National Railway Co.	468	31,730
Canadian Natural Resources Ltd.	11,908	530,975
Canadian Solar, Inc.*	243	3,407
Cenovus Energy, Inc.	22,263	769,261
CGI Group, Inc., Class A*	6,000	115,404
Empire Co. Ltd.	7,700	401,014
Genworth MI Canada, Inc.	43,300	1,139,417
George Weston Ltd.	1,600	113,271
Gildan Activewear, Inc.*	35,400	1,040,417
Groupe Aeroplan, Inc.	16,700	228,482
IAMGOLD Corp.	7,900	150,258
Industrial Alliance Insurance & Financial Services, Inc.	6,600	242,223
Ivanhoe Mines Ltd.*	8,010	221,316
Platinum Group Metals Ltd.*	21,851	49,099
Potash Corp. of Saskatchewan, Inc.	4,361	772,598
Quadra FNX Mining Ltd.*	17,296	233,181
Research In Motion Ltd. (RIM)3,*	9,600	567,456
Research In Motion Ltd. (RIM)1,*	23,700	1,396,178
Sino-Forest Corp.*	8,165	177,594
Teck Resources Ltd., Class B	3,359	203,449
Ultra Petroleum Corp.*	201	9,594
Uranium One, Inc.	92,790	606,955
Yellow Media, Inc.	67,100	410,768
Total Canada common stocks		13,442,535
Cayman Islands—0.77%
3SBio, Inc., ADR*	1,200	19,308
Alibaba.com Ltd.	67,679	134,260
ASM Pacific Technology Ltd.	92,900	1,107,883
AutoNavi Holdings Ltd., ADR*	2,200	35,992
Baidu, Inc., ADR*	4,949	537,610
Belle International Holdings Ltd.	27,000	46,407
China High Speed Transmission Equipment Group Co. Ltd.	16,218	25,003
China Kanghui Holdings, Inc., ADR*	1,500	24,030
China ZhengTong Auto Services Holdings Ltd.*	3,000	2,490
CNinsure, Inc., ADR	1,400	23,618
Ctrip.com International Ltd., ADR*	7,020	288,943
Daphne International Holdings Ltd.	40,000	38,446
Fantasia Holdings Group Co. Ltd.	73,500	12,863
Global Education & Technology Group Ltd., ADR*	2,200	19,800
Goodbaby International Holdings Ltd.*	40,000	26,096
Hengan International Group Co. Ltd.	12,700	95,479

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
Cayman Islands—(Concluded)
Hengdeli Holdings Ltd.	492,000	$278,806
Home Inns & Hotels Management, Inc., ADR*	400	13,492
Intime Department Store Group Co. Ltd.	30,000	44,045
JA Solar Holdings Co. Ltd., ADR*	558	3,850
Lijun International Pharmaceutical (Holding) Co. Ltd.	259,000	67,613
NetEase.com, Inc., ADR*	450	18,153
Parkson Retail Group Ltd.	58,890	100,969
PCD Stores Group Ltd.	94,000	29,564
Simcere Pharmaceutical Group, ADR*	4,800	61,536
Springland International Holdings Ltd.*	33,000	26,452
Sun King Power Electronics Group Ltd.*	6,000	1,611
TAL Education Group, ADR*	1,200	15,600
Tencent Holdings Ltd.	26,244	684,754
The United Laboratories International Holdings Ltd.	10,500	16,912
Towngas China Co. Ltd.	34,000	17,380
Trauson Holdings Co. Ltd.*	38,000	18,356
Trina Solar Ltd., ADR*	184	4,797
VanceInfo Technologies, Inc., ADR*	700	24,430
Wynn Macau Ltd.	33,600	93,156
Xinao Gas Holdings Ltd.	22,391	66,969
Total Cayman Islands common stocks		4,026,673
Chile—0.15%
Banco Santander Chile, ADR	770	65,357
CAP SA	2,085	103,991
Centros Comerciales Sudamericanos SA	14,776	99,689
Empresa Nacional de Electricidad SA	31,782	55,053
Empresas CMPC SA	1,733	84,283
Empresas COPEC SA	5,209	89,314
Enersis SA, ADR	2,483	51,547
Lan Airlines SA, ADR	2,522	70,742
S.A.C.I. Falabella	10,421	104,167
Sociedad Quimica y Minera de Chile SA, ADR	1,389	74,284
Total Chile common stocks		798,427
China—0.38%
Angang Steel Co. Ltd., Class H	31,500	46,662
Bank of China Ltd., Class H	88,000	45,574
BYD Co. Ltd., Class H	13,840	68,137
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd., Class H*	4,200	9,632
China Communications Construction Co. Ltd., Class H	574,000	462,811

	Number of shares	Value
Common stocks—(Continued)
China—(Concluded)
China Construction Bank Corp., Class H	331,110	$289,993
China Life Insurance Co., Class H	42,200	163,958
China Merchants Bank Co. Ltd., Class H	14,555	34,158
China Shenhua Energy Co. Ltd., Class H	43,000	175,418
China Shipping Development Co. Ltd., Class H#	6,000	7,248
China Suntien Green Energy Corp., Class H*	7,000	1,749
China Telecom Corp. Ltd., Class H	148,000	87,626
Chongqing Machinery & Electric Co. Ltd., Class H	92,000	31,427
Industrial & Commercial Bank of China, Class H	103,020	76,412
Ping An Insurance (Group) Co. of China Ltd., Class H	10,910	108,659
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	48,000	124,228
Shenzhen Expressway Co. Ltd., Class H	104,000	62,097
Sinopharm Group Co., Class H	5,600	19,758
Weichai Power Co. Ltd., Class H	10,000	68,223
Yanzhou Coal Mining Co. Ltd., Class H	16,000	46,567
Zhuzhou CSR Times Electric Co. Ltd., Class H	8,000	30,849
Zijin Mining Group Co. Ltd.	50,000	39,351
Total China common stocks		2,000,537
Colombia—0.04%
Almacenes Exito SA	4,993	61,500
Cementos Argos SA	5,949	36,446
Grupo de Inversiones Suramericana	3,104	58,679
Interconexion Electrica SA	5,376	38,003
Inversiones Argos SA	3,500	35,988
Total Colombia common stocks		230,616
Cyprus—0.06%
Prosafe SE	39,762	295,949
Denmark—0.11%
AP Moller - Maersk A/S, Class B	1	9,717
Pandora A/S*	8,918	570,800
Vestas Wind Systems A/S*	398	13,719
Total Denmark common stocks		594,236
Finland—0.26%
Fortum Oyj	890	27,427
Orion Oyj, Class B	59,635	1,347,877
Total Finland common stocks		1,375,304
France—0.97%
Aeroports de Paris (ADP)	319	26,807
Air Liquide SA	4,567	570,117
Casino Guichard-Perrachon SA	7,182	702,141

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
France—(Concluded)
CFAO	5,000	$200,528
Compagnie de Saint-Gobain	465	26,916
Eramet	304	107,925
Iliad SA	2,453	260,547
PagesJaunes Groupe	100,267	1,029,825
Pernod Ricard SA	6,011	572,806
Safran SA	17,797	643,014
Sanofi-Aventis	6,107	416,635
Schneider Electric SA	62	9,679
Societe Generale	7,350	475,219
Suez Environnement SA	186	3,848
Vallourec SA	182	19,783
Vinci SA	508	29,387
Total France common stocks		5,095,177
Germany—0.41%
Bayer AG	6,713	495,059
Daimler AG*	7,497	548,094
Deutsche Lufthansa AG*	1,561	32,785
Deutsche Post AG	1,737	31,895
K+S AG	3,663	270,537
Metro AG	4,084	287,441
Siemens AG	483	61,877
SMA Solar Technology AG	59	5,889
Symrise AG	14,452	409,108
Total Germany common stocks		2,142,685
Greece—0.04%
Largo Ltd., Class A	9,545	20,256
Largo Ltd., Class B	85,907	182,311
Total Greece common stocks		202,567
Hong Kong—0.87%
Beijing Enterprises Holdings Ltd.	16,530	97,435
BOC Hong Kong (Holdings) Ltd.	124,500	400,267
Cathay Pacific Airways Ltd.	377,000	954,347
China Agri-Industries Holdings Ltd.	83,447	89,000
China Everbright International Ltd.	7,753	3,925
China Mobile Ltd.	18,500	181,808
China Overseas Land & Investment Ltd.	31,422	59,622
China Resources Enterprise Ltd.	16,000	62,933
China Unicom (Hong Kong) Ltd.	58,000	95,674
CNOOC Ltd.	143,000	318,294
Hang Lung Properties Ltd.	26,152	114,418
Hong Kong Electric Holdings Ltd.	4,500	28,498
Hong Kong Exchanges & Clearing Ltd.	11,114	256,733
Hutchison Whampoa Ltd.	2,317	27,143
Lenovo Group Ltd.	62,000	36,155
Link REIT	528,000	1,660,086
Wheelock & Co. Ltd.	41,000	165,551
Total Hong Kong common stocks		4,551,889

	Number of shares	Value
Common stocks—(Continued)
India—0.06%
Jain Irrigation Systems Ltd.	4,041	$16,839
JSW Steel Ltd.	3,611	71,768
Sterlite Industries (India) Ltd.	25,923	93,233
Tata Steel Ltd.	7,975	111,924
Total India common stocks		293,764
Indonesia—0.02%
PT United Tractors Tbk	34,000	80,244
Ireland—0.37%
Accenture PLC, Class A4	24,800	1,276,456
Ingersoll-Rand PLC	13,800	651,360
Total Ireland common stocks		1,927,816
Israel—0.04%
Israel Chemicals Ltd.	12,312	193,885
Italy—0.12%
Prysmian SpA	31,698	639,496
Japan—3.71%
ACOM Co. Ltd.	80	1,428
Alfresa Holdings Corp.	5,500	226,499
Amada Co. Ltd.	50,000	434,651
Central Japan Railway Co.	219	1,847,578
Daito Trust Construction Co. Ltd.	3,300	230,892
DeNA Co. Ltd.	19,700	709,802
Denso Corp.	15,900	583,983
Electric Power Development Co. Ltd.	100	3,098
Fuji Heavy Industries Ltd.	210,000	1,795,579
Hankyu Hanshin Holdings, Inc.	5,761	26,643
Idemitsu Kosan Co. Ltd.	18,600	1,952,867
Japan Retail Fund Investment Corp.	270	495,235
Japan Tobacco, Inc.	200	749,981
JX Holdings, Inc.	218,200	1,495,214
Kamigumi Co. Ltd.	30,000	251,506
Komatsu Ltd.	1,117	33,181
Mitsubishi Chemical Holdings Corp.	289,000	2,010,689
Mitsubishi Corp.	1,085	30,132
Mitsubishi Electric Corp.	1,817	20,002
Murata Manufacturing Co. Ltd.	6,400	484,010
Nippon Yusen Kabushiki Kaisha	4,920	21,482
Nishi-Nippon City Bank Ltd.	40,000	124,038
Nomura Research Institute Ltd.	18,500	402,762
Oracle Corp. Japan	29,400	1,346,222
Sega Sammy Holdings, Inc.	84,700	1,693,806
Sumitomo Mitsui Financial Group, Inc.	14,000	475,404
Suzuken Co. Ltd.	21,100	603,598
TonenGeneral Sekiyu KK	122,000	1,373,670
Toyota Tsusho Corp.	1,486	26,051
Total Japan common stocks		19,450,003
Jersey—0.15%
Shire PLC	29,929	790,167

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
Luxembourg—0.33%
APERAM*	267	$10,949
ArcelorMittal	5,357	195,838
Evraz Group SA, GDR*	3,141	124,384
Millicom International Cellular SA, SDR	14,784	1,399,027
Total Luxembourg common stocks		1,730,198
Malaysia—0.06%
UEM Land Holdings Bhd*	350,600	309,426
Mauritius—0.05%
Golden Agri-Resources Ltd.	493,277	275,128
Mexico—0.04%
Grupo Mexico SAB de CV, Series B	49,699	195,133
Netherlands—0.32%
ASML Holding N.V.	26,083	1,093,739
Koninklijke Philips Electronics N.V.	11,715	364,764
Unilever N.V.	1,413	41,784
X5 Retail Group N.V., GDR*	4,576	193,839
Total Netherlands common stocks		1,694,126
Netherlands Antilles—0.13%
Schlumberger Ltd.	7,670	682,553
New Zealand—0.00%
Telecom Corp. of New Zealand Ltd.	2,367	4,176
Norway—0.04%
Statoil ASA	3,295	79,948
Yara International ASA	2,253	127,257
Total Norway common stocks		207,205
Portugal—0.13%
Galp Energia, SGPS SA, B Shares	33,696	687,520
Russia—0.12%
Mechel, ADR	6,900	217,557
Mining and Metallurgical Co. Norilsk Nickel, ADR	8,624	219,435
Novolipetsk Steel (NLMK), GDR	2,699	115,139
Uralkali, GDR	2,149	81,490
Total Russia common stocks		633,621
Singapore—0.37%
Ascendas Real Estate Investment Trust (A-REIT)	910,000	1,492,382
City Developments Ltd.	13,000	116,006
First Resources Ltd.	70,225	74,298
Indofood Agri Resources Ltd.*	44,249	86,890
Jardine Cycle & Carriage Ltd.	2,000	53,359
Olam International Ltd.	21,417	51,318
Wilmar International Ltd.	17,945	74,119
Total Singapore common stocks		1,948,372
South Africa—0.13%
Anglo Platinum Ltd.*	2,066	202,977
Kumba Iron Ore Ltd.	2,704	170,063

	Number of shares	Value
Common stocks—(Continued)
South Africa—(Concluded)
Naspers Ltd., N Shares	5,143	$268,350
Northam Platinum Ltd.	8,235	49,267
Sasol Ltd.	293	14,141
Total South Africa common stocks		704,798
South Korea—0.53%
Hyundai Development Co.	8,960	299,024
Hyundai Motor Co.	5,666	904,377
Samsung Electro-Mechanics Co. Ltd.	44	5,132
Samsung Electronics Co. Ltd.	928	815,427
Samsung Heavy Industries Co. Ltd.	19,670	745,062
Total South Korea common stocks		2,769,022
Spain—0.01%
ACS, Actividades de Contruccion y Servicios SA	635	32,774
Gamesa Corp. Tecnologica SA (Gamesa)*	236	1,808
Iberdrola Renovables SA	2,828	10,681
Red Electrica Corp. SA	375	19,122
Total Spain common stocks		64,385
Sweden—0.27%
Assa Abloy AB, B Shares	7,494	203,803
Sandvik AB	27,030	530,956
Skanska AB, B Shares	10,766	218,323
SKF AB, B Shares	3,934	112,792
Volvo AB, B Shares*	18,469	321,447
Total Sweden common stocks		1,387,321
Switzerland—0.68%
ABB Ltd.*	1,363	32,155
ACE Ltd.	374	23,035
Adecco SA	514	33,276
Credit Suisse Group AG	12,165	543,843
Geberit AG	169	35,652
Lonza Group AG	6,252	493,696
Nestle SA	3,897	210,655
Syngenta AG	1,209	389,854
Temenos Group AG*	13,698	536,715
Tyco Electronics Ltd.[4]	34,400	1,246,312
Total Switzerland common stocks		3,545,193
Taiwan—0.20%
Delta Electronics, Inc.	16,058	295,918
HON HAI Precision Industry Co. Ltd.	38,523	164,956
HTC Corp.	8,064	269,594
MediaTek, Inc.	8,805	119,471
Synnex Technology International Corp.	9,290	24,377
Taiwan Semiconductor Manufacturing Co. Ltd.	67,550	176,689
Total Taiwan common stocks		1,051,005

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
Turkey—0.58%
Akbank T.A.S.	48,677	$228,852
Anadolu Efes Biracilik ve Malt Sanayii AS	11,852	146,649
Arcelik AS	10,748	55,889
BIM Birlesik Magazalar AS	1,686	54,180
Coca-Cola Icecek AS	687	7,706
Enka Insaat ve Sanayi AS	17,190	64,954
Eregli Demir ve Celik Fabrikalari TAS (Erdemir)*	38,538	121,150
Haci Omer Sabanci Holding AS	46,131	196,117
Koc Holding AS	36,067	147,027
Tupras-Turkiye Petrol Rafinerileri AS	7,095	183,842
Turk Hava Yollari Anonim Ortakligi (THY)*	125,739	407,134
Turk Telekomunikasyon AS	29,722	122,075
Turkcell Iletisim Hizmet AS (Turkcell), ADR	44,918	694,432
Turkiye Garanti Bankasi AS	78,250	347,812
Turkiye Halk Bankasi AS, Class C	10,121	79,713
Turkiye Is Bankasi (Isbank)	42,026	131,871
Yapi ve Kredi Bankasi AS*	8,780	25,629
Total Turkey common stocks		3,015,032
United Kingdom—2.53%
Aberdeen Asset Management PLC	114,336	408,285
Anglo American PLC	4,874	238,775
Antofagasta PLC	7,650	173,200
AstraZeneca PLC	44,233	2,148,249
Babcock International Group PLC	46,203	426,962
BG Group PLC	37,087	834,790
BHP Billiton PLC	29,235	1,120,699
BP PLC	41,021	318,862
Centrica PLC	42,792	219,200
Cookson Group PLC*	41,344	440,368
Croda International PLC	20,347	485,339
Eurasian Natural Resources Corp. PLC	7,385	119,703
GKN PLC	128,615	415,693
HSBC Holdings PLC	36,371	396,836
Inmarsat PLC	11,615	126,867
Investec PLC	11,268	86,331
Jazztel PLC*	56,114	292,236
Kazakhmys PLC	5,233	126,080
Lloyds Banking Group PLC*	339,561	343,623
Michael Page International PLC	8,066	69,334
Misys PLC*	54,394	295,579
National Grid PLC	823	7,331
Next PLC	20,550	651,136
Reckitt Benckiser Group PLC	1,280	69,576
Rio Tinto PLC	6,213	428,960
Rolls-Royce Group PLC*	53,011	541,905
Royal Dutch Shell PLC, A Shares	10,952	386,686
Scottish & Southern Energy PLC	800	14,847
Telecity Group PLC*	34,357	269,632
Tullow Oil PLC	26,770	569,028

	Number of shares	Value
Common stocks—(Continued)
United Kingdom—(Concluded)
Vedanta Resources PLC	16,876	$615,207
Xchanging PLC	197,238	358,115
Xstrata PLC	11,218	248,401
Total United Kingdom common stocks		13,247,835
United States—16.10%
3M Co.	2,033	178,741
ACCO Brands Corp.*	51,600	423,636
Acuity Brands, Inc.	7,319	404,009
Aflac, Inc.	393	22,629
AGCO Corp.*	1,452	73,616
Akamai Technologies, Inc.*	4,500	217,440
Alleghany Corp.*	701	216,455
Allegheny Technologies, Inc.	4,800	312,912
Altera Corp.	17,652	663,186
Amazon.com, Inc.*	7,100	1,204,444
American Express Co.	491	21,300
American Superconductor Corp.*	100	2,727
American Tower Corp., Class A*	4,500	228,870
AmerisourceBergen Corp.[4]	64,500	2,312,970
Anadarko Petroleum Corp.	7,370	568,080
Analog Devices, Inc.	3,900	151,437
Apple, Inc.*	7,434	2,522,505
Applied Materials, Inc.	114	1,789
Arbitron, Inc.	28,550	1,190,250
Archer-Daniels-Midland Co.	8,785	287,006
AsiaInfo-Linkage, Inc.*	700	15,022
Bally Technologies, Inc.*	4,781	195,686
Bank of America Corp.	25,420	349,017
Belden, Inc.	27,900	969,804
Berkshire Hathaway, Inc., Class B*	4,314	352,670
Biogen Idec, Inc.4,*	26,500	1,734,955
BMC Software, Inc.*	6,600	314,820
BorgWarner, Inc.*	187	12,604
Broadcom Corp., Class A	3,400	153,306
Cabot Oil & Gas Corp.	217	9,034
Cardinal Health, Inc.[4]	700	29,057
Carlisle Cos., Inc.	20,900	788,139
Caterpillar, Inc.	2,406	233,406
CB Richard Ellis Group, Inc., Class A*	15,800	350,602
Celgene Corp.*	7,910	407,602
Cephalon, Inc.4,*	27,000	1,595,160
CF Industries Holdings, Inc.	5,886	794,845
Charles Schwab Corp.	24,181	436,467
Chevron Corp.	7,334	696,217
CIT Group, Inc.4,*	9,200	438,748
Citigroup, Inc.*	127,990	616,912
Citrix Systems, Inc.*	6,446	407,258
Cliffs Natural Resources, Inc.	5,000	427,300
Constellation Energy Group, Inc.[4]	400	12,900
Covanta Holding Corp.	516	8,731
Cree, Inc.*	120	6,059
CSX Corp.	2,264	159,838

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
United States—(Continued)
Darden Restaurants, Inc.[4]	37,800	$1,780,758
Deere & Co.	4,831	439,138
Deltic Timber Corp.	3,799	227,902
Denbury Resources, Inc.*	13,000	264,550
Diebold, Inc.	6,300	193,158
Dolby Laboratories, Inc., Class A*	3,965	236,711
Dollar General Corp.4,*	4,800	133,488
Dr. Pepper Snapple Group, Inc.[4]	62,500	2,214,375
eBay, Inc.*	8,200	248,952
Eli Lilly & Co.[4]	66,500	2,312,205
EMC Corp.*	31,100	774,079
Emergency Medical Services Corp., Class A*	6,120	413,100
Emerson Electric Co.	2,704	159,212
Energy Conversion Devices, Inc.*	181	738
EQT Corp.	392	18,890
ESCO Technologies, Inc.	247	8,961
Exelon Corp.	360	15,304
Exterran Holdings, Inc.*	162	4,019
F5 Networks, Inc.*	1,400	151,732
FedEx Corp.	6,331	571,816
First Solar, Inc.*	112	17,313
Fiserv, Inc.*	13,300	821,541
Flowserve Corp.	670	83,743
FMC Corp.	245	18,635
Ford Motor Co.*	45,100	719,345
Forest Laboratories, Inc.4,*	71,400	2,303,364
Freeport-McMoRan Copper & Gold, Inc.	2,073	225,439
Frontier Communications Corp.	59,311	543,882
GATX Corp.	17,678	587,794
General Electric Co.	7,874	158,582
General Motors Co.*	19,347	705,972
Goldman Sachs Group, Inc.	4,258	696,694
Green Mountain Coffee Roasters, Inc.*	9,800	329,084
Hansen Natural Corp.*	1,700	96,288
Harris Corp.[4]	1,700	79,118
Honeywell International, Inc.	3,274	183,377
Intrepid Potash, Inc.*	1,393	50,343
ITC Holdings Corp.	296	19,447
Itron, Inc.*	136	7,891
Joy Global, Inc.	4,900	427,182
JPMorgan Chase & Co.	1,094	49,164
KeyCorp[4]	54,200	482,380
L-3 Communications Holdings, Inc.	888	69,486
Lam Research Corp.*	3,100	154,659
Las Vegas Sands Corp.*	4,700	218,503
Legg Mason, Inc.[4]	27,900	924,327
Liberty Global, Inc., Series C*	21,800	834,286
Lockheed Martin Corp.	1,028	81,829
Lululemon Athletica, Inc.*	4,500	309,060
M&T Bank Corp.[4]	24,900	2,153,103
Macy's, Inc.[4]	77,400	1,791,810
Massey Energy Co.	9,300	584,598

	Number of shares	Value
Common stocks—(Continued)
United States—(Continued)
Mattel, Inc.	51,200	$1,212,416
Maxim Integrated Products, Inc.	37,300	963,086
Mead Johnson Nutrition Co., Class A	7,438	431,181
Medtronic, Inc.[4]	62,400	2,391,168
MEMC Electronic Materials, Inc.*	397	4,403
MetLife, Inc.	8,837	404,469
Microsoft Corp.[4]	127,719	3,541,009
Molycorp, Inc.*	7,787	364,509
Monsanto Co.	22,467	1,648,628
Moog, Inc., Class A*	177	7,547
Netflix, Inc.4,*	6,100	1,305,888
Newmont Mining Corp.[4]	25,200	1,387,764
News Corp., Class A	30,945	464,794
NextEra Energy, Inc.	451	24,110
Northeast Utilities	737	24,262
O'Reilly Automotive, Inc.4,*	35,200	2,000,416
Occidental Petroleum Corp.	9,320	901,058
ON Semiconductor Corp.*	1,060	11,713
OpenTable, Inc.*	3,471	272,890
Ormat Technologies, Inc.	220	6,767
Pall Corp.	5,300	293,673
Peabody Energy Corp.	6,600	418,572
PepsiCo, Inc.	7,399	475,830
Pfizer, Inc.	32,643	594,755
PG&E Corp.	208	9,626
PNC Financial Services Group, Inc.	5,911	354,660
Polycom, Inc.*	17,295	758,386
Power-One, Inc.*	392	4,194
Precision Castparts Corp.	2,079	297,276
Prudential Financial, Inc.	370	22,759
QEP Resources, Inc.	296	12,029
QUALCOMM, Inc.	12,421	672,349
Quanta Services, Inc.*	525	12,458
Questar Corp.	296	5,159
Ralcorp Holdings, Inc.*	10,800	660,960
Raytheon Co.[4]	3,514	175,665
RealD, Inc.*	8,713	206,237
Regal-Beloit Corp.	245	16,351
Salesforce.com, Inc.*	1,200	154,968
SanDisk Corp.*	4,600	208,702
SEACOR Holdings, Inc.	3,850	406,907
Simon Property Group, Inc.	229	23,232
Sirius XM Radio, Inc.*	209,100	337,697
SM Energy Co.	392	24,367
Snyders-Lance, Inc.	6,000	124,440
Sohu.com, Inc.*	3,065	237,783
Southern Copper Corp.	4,661	208,906
Stanley Black & Decker, Inc.	6,512	473,292
Starwood Hotels & Resorts Worldwide, Inc.	3,600	212,292
STR Holdings, Inc.*	234	4,278
SunPower Corp., Class A*	262	3,521
SunPower Corp., Class B*	372	4,910
Tenneco, Inc.*	359	14,837

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Teradata Corp.*	5,000	$214,950
The Boeing Co.	1,936	134,513
The Mosaic Co.	13,339	1,080,993
The Procter & Gamble Co.	6,185	390,459
The Travelers Cos., Inc.	417	23,460
The Walt Disney Co.	22,351	868,783
Time Warner Cable, Inc.	6,576	446,050
TRW Automotive Holdings Corp.*	255	15,213
Tyson Foods, Inc., Class A4	99,100	1,630,195
Union Pacific Corp.	2,135	202,035
United Parcel Service, Inc., Class B	2,299	164,654
United Technologies Corp.	2,222	180,649
Urban Outfitters, Inc.*	12,205	412,773
US Bancorp	831	22,437
Valero Energy Corp.[4]	35,700	905,352
Virgin Media, Inc.	26,090	656,424
VMware, Inc., Class A4,*	17,000	1,453,840
Walter Energy, Inc.	5,523	719,481
Washington Post Co., Class B4	700	299,845
Websense, Inc.*	8,800	168,608
Wells Fargo & Co.	19,933	646,228
Weyerhaeuser Co.	1,743	40,403
Wynn Resorts Ltd.	1,900	221,027
Zep, Inc.	12,200	220,454
Total United States common stocks		84,335,463
Total common stocks (cost—$165,439,661)		184,807,123
Preferred stock—0.01%
Brazil—0.01%
Fertilizantes Fosfatados SA* (cost—$50,850)	4,984	56,957
Investment companies—1.94%
United States—1.94%
Energy Select Sector SPDR Fund	16,496	1,206,682
Financial Select Sector SPDR Fund	233,968	3,837,075
iShares MSCI Brazil Index Fund	19,708	1,442,626
iShares MSCI South Korea Index Fund	35,711	2,192,656
Market Vectors Gold Miners ETF	16,400	884,288
Oil Services HOLDRS Trust	3,807	585,935
Total investment companies (cost—$9,376,697)		10,149,262
	Number of rights
Rights*—0.00%
Bermuda—0.00%
Shangri La Asia Ltd. expires 02/07/11# (cost—$0)	4,111	448

	Face amount[5]	Value
US government obligations—5.24%
US Treasury Inflation Index Bonds (TIPS) 1.750%, due 01/15/28	1,879,938	$1,869,070
2.125%, due 02/15/40	850,340	860,039
2.375%, due 01/15/25	1,369,697	1,504,419
3.875%, due 04/15/29	2,661,900	3,483,762
US Treasury Inflation Index Notes (TIPS) 0.500%, due 04/15/15	605,778	626,886
0.625%, due 04/15/13	1,035,170	1,073,423
1.375%, due 07/15/18	4,068,747	4,325,903
1.625%, due 01/15/15	1,925,078	2,080,588
2.375%, due 04/15/11	1,984,212	2,002,193
2.375%, due 01/15/17	2,603,928	2,937,962
3.000%, due 07/15/12	3,614,223	3,850,275
3.375%, due 01/15/12	123,223	128,845
US Treasury Notes 1.875%, due 10/31/17	1,500,000	1,428,282
2.000%, due 01/31/16	500,000	501,055
2.625%, due 01/31/18	800,000	795,375
Total US government obligations (cost—$27,601,624)		27,468,077
Federal home loan mortgage corporation certificates**—0.38%
FHLMC 4.500%, due 05/01/23	20,209	21,193
5.000%, due 11/01/16	8,167	8,670
5.000%, due 01/01/17	19,446	20,685
5.000%, due 02/01/17	42,740	45,530
5.000%, due 03/01/17	31,384	33,497
5.000%, due 04/01/17	69,609	74,462
5.000%, due 09/01/17	200,694	214,646
5.000%, due 10/01/17	439,250	469,715
5.000%, due 11/01/17	344,044	367,655
5.000%, due 12/01/17	94,996	101,619
5.000%, due 01/01/18	41,012	43,885
5.000%, due 02/01/18	140,846	150,653
5.000%, due 03/01/18	72,573	77,666
5.000%, due 04/01/18	57,802	61,863
5.000%, due 05/01/18	23,293	24,936
5.000%, due 06/01/18	22,896	24,521
5.000%, due 07/01/18	58,731	62,898
5.000%, due 08/01/18	21,353	22,861
5.000%, due 10/01/18	8,990	9,627
5.000%, due 11/01/18	15,797	16,917
5.500%, due 01/01/20	133,323	145,072
Total federal home loan mortgage corporation certificates (cost—$1,975,626)		1,998,571
Federal national mortgage association certificates**—3.01%
FNMA 3.500%, due 01/01/41	999,105	953,319
4.000%, due 12/01/40	67,845	67,309

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[5]	Value
Federal national mortgage association certificates**—(Concluded)
4.000%, due 01/01/41	1,929,928	$1,914,679
5.000%, due 01/01/20	14,287	15,283
6.000%, due 03/01/32	150	166
6.000%, due 05/01/33	10,049	11,080
6.000%, due 12/01/33	4,095	4,515
6.000%, due 08/01/35	571	624
FNMA ARM 2.688%, due 11/01/34	850,281	895,870
2.816%, due 04/01/37	1,969,340	2,067,666
FNMA TBA 3.000%, TBA	8,000,000	7,816,875
3.500%, TBA	2,000,000	2,011,250
Total federal national mortgage association certificates (cost—$15,589,127)		15,758,636
Collateralized mortgage obligations—3.30%
American Home Mortgage Assets, Series 2006-3, Class 1A1 1.293%, due 10/25/46[6]	647,765	442,774
Series 2006-3, Class 2A11 1.263%, due 10/25/46[6]	688,857	436,003
Series 2006-4, Class 1A11 0.450%, due 10/25/46[6]	1,129,766	675,666
Series 2007-1, Class A1 1.023%, due 02/25/47[6]	677,678	363,136
American Home Mortgage Investment Trust, Series 2004-3, Class 1A 0.630%, due 10/25/34[6]	27,411	25,919
Series 2005-4, Class 1A1 0.550%, due 11/25/45[6]	850,106	594,309
Arkle Master Issuer PLC, Series 2010-2A, Class 1A1 1.684%, due 05/17/60[6,7]	500,000	499,995
Banc of America Funding Corp., Series 2007-D, Class 1A5 0.541%, due 06/20/47[6]	600,000	328,315
BCAP LLC Trust, Series 2006-RR1, Class CF 0.900%, due 11/25/36[6]	27,281	26,757
Citimortgage Alternative Loan Trust, Series 2006-A7, Class 1A12 6.000%, due 12/25/36	983,388	745,136
Countrywide Alternative Loan Trust, Series 2005-61, Class 1A1 0.520%, due 12/25/35[6]	986,489	760,211
Series 2006-23CB, Class 1A6 6.000%, due 08/25/36	266,449	202,020
Series 2006-5T2, Class A3 6.000%, due 04/25/36	771,262	619,999
Countrywide Home Loan Mortgage Pass Through Trust. Series 2007-14, Class A19 6.000%, due 09/25/37	619,109	585,264

	Face amount[5]	Value
Collateralized mortgage obligations—(Concluded)
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 4A1 6.500%, due 10/25/21	964,746	$748,963
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2A 0.651%, due 11/19/44[6]	1,091,696	780,534
Series 2006-AR2, Class 2A1A 0.461%, due 11/19/37[6]	525,896	386,028
FHLMC REMIC,** Seres 2882, Class UL 4.500%, due 02/15/19	3,049,023	3,187,698
FNMA REMIC,** Series 2009-70, Class AL 5.000%, due 08/25/19	1,553,798	1,662,829
Greenpoint Mortgage Funding Trust, Series 2007-AR3, Class A1 0.480%, due 06/25/37[6]	550,389	377,444
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1A 0.601%, due 06/20/35[6]	531,083	457,088
Holmes Master Issuer PLC, Series 2010-1A, Class A2 1.703%, due 10/15/54[6,7]	100,000	100,102
Lehman Mortgage Trust, Series 2006-8, Class 2A1 0.680%, due 12/25/36[6]	1,252,660	722,126
Residential Accredit Loans, Inc., Series 2007-QH9, Class A1 5.915%, due 11/25/37[6]	510,007	268,979
Residential Asset Securitization Trust, Series 2007-A2, Class 1A3 6.000%, due 04/25/37	796,373	636,029
Sequoia Mortgage Trust, Series 2004-10, Class A3A 0.783%, due 11/20/34[6]	104,553	96,608
WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 1A 1.133%, due 07/25/47[6]	786,759	522,734
Wells Fargo Alternative Loan Trust, Series 2007-PA2, Class 1A1 6.000%, due 06/25/37	1,181,352	1,024,243
Total collateralized mortgage obligations (cost—$18,981,484)		17,276,909
Asset-backed securities—2.95%
Access Group, Inc., Series 2002-1, Class A2 0.483%, due 09/25/25[6]	471,853	470,673
Bank of America Auto Trust, Series 2009-2A, Class A3 2.130%, due 09/15/13[8,9]	1,079,362	1,088,577

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[5]	Value
Asset-backed securities—(Continued)
Brazos Higher Education Authority, Inc., Series 2004-I, Class A2 0.463%, due 06/27/22[6]	776,506	$769,548
Series 2005-1, Class 1A2 0.383%, due 12/26/18[6]	763,500	757,407
Series 2005-2, Class A9 0.403%, due 12/26/17[6]	908,922	904,284
Series 2005-3, Class A14 0.413%, due 09/25/23[6]	410,530	408,258
Brazos Student Loan Finance Corp., Series 2010-1, Class A1 1.203%, due 06/25/35[6]	889,549	886,214
College Loan Corp. Trust, Series 2004-1, Class A3 0.463%, due 04/25/21[6]	839,987	835,871
Series 2005-1, Class A2 0.403%, due 07/25/24[6]	1,000,000	993,751
Series 2005-2, Class A2 0.413%, due 10/15/21[6]	254,748	253,233
Collegiate Funding Services Education Loan Trust, Series 2003-A, Class A2 0.603%, due 09/28/20[6]	172,774	172,704
Education Funding Capital Trust, Series 2003-3, Class A3 0.572%, due 03/16/20[6]	579,326	579,053
Series 2004-1, Class A2 0.462%, due 12/15/22[6]	505,929	502,393
GCO Education Loan Funding Trust, Series 2005-1, Class A3L 0.368%, due 11/25/20[6]	773,404	770,859
GMAC Mortgage Corp. Loan Trust, Series 2007-HE3, Class 1A1 7.000%, due 09/25/37	46,563	33,561
Series 2007-HE3, Class 2A1 7.000%, due 09/25/37	88,205	61,360
Household Home Equity Loan Trust, Series 2007-3, Class APT 1.461%, due 11/20/36[6]	281,393	259,045
Nelnet Student Loan Corp., Series 2004-2A, Class A3 0.388%, due 11/25/15[6]	126,472	126,384
Northstar Education Finance, Inc., Series 2004-1, Class A3 0.474%, due 04/28/17[6]	272,500	271,846
Series 2004-2, Class A1 0.424%, due 04/28/16[6]	648,051	627,028
SLM Student Loan Trust, Series 2004-9, Class A4 0.433%, due 04/25/17[6]	266,204	265,864
Series 2006, Class A3 0.343%, due 10/25/16[6]	342,747	342,459
Series 2007-1, Class A3 0.333%, due 07/25/18[6]	1,500,000	1,493,655

	Face amount[5]		Value
Asset-backed securities—(Concluded)
Series 2007-2, Class A2 0.303%, due 07/25/17[6]		409,334	$405,907
Series 2008-6, Class A1 0.703%, due 10/27/14[6]		192,934	193,081
Suntrust Student Loan Trust, Series 2006-1A, Class A2 0.404%, due 07/28/20[6,7]		561,439	559,037
US Education Loan Trust LLC, Series 2006-1, Class A2 0.426%, due 03/01/25[6,7]		443,493	439,893
Wachovia Student Loan Trust, Series 2005-1, Class A4 0.413%, due 07/27/20[6]		1,000,000	991,550
Total asset-backed securities (cost—$15,509,264)			15,463,495
Corporate notes—11.79%
Australia—0.82%
Australia & New Zealand Banking Group Ltd. 3.750%, due 03/10/17	EUR	80,000	108,725
5.125%, due 09/10/19	EUR	60,000	81,512
Commonwealth Bank of Australia 5.500%, due 08/06/19	EUR	60,000	83,578
FMG Resources August 2006 Pty Ltd. 6.875%, due 02/01/18[7]		125,000	125,156
National Australia Bank Ltd. 2.550%, due 01/13/12[7]		100,000	101,776
4.625%, due 06/07/12	EUR	220,000	311,002
QBE Insurance Group Ltd. 9.750%, due 03/14/14[8,9]		105,000	122,991
Santos Finance Ltd. 8.250%, due 09/22/70[6]	EUR	50,000	67,273
Suncorp-Metway Ltd. 1.553%, due 04/15/11[6,7]		2,500,000	2,506,788
Westpac Banking Corp. 1.900%, due 12/14/12[7]		800,000	812,962
Total Australia corporate notes			4,321,763
Belgium—0.04%
Anheuser-Busch InBev SA 6.570%, due 02/27/14	EUR	150,000	226,157
Bermuda—0.02%
Digicel Ltd. 8.250%, due 09/01/17[7]		125,000	130,156
Canada—0.84%
Bank of Montreal 2.625%, due 01/25/16[8,9]		750,000	749,302
Bank of Nova Scotia 1.450%, due 07/26/13[7]		1,000,000	1,002,918
Canadian Imperial Bank of Commerce 2.000%, due 02/04/13[7]		600,000	610,428
2.600%, due 07/02/15[7]		200,000	201,454
2.750%, due 01/27/16[8,9]		600,000	601,528

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[5]		Value
Corporate notes—(Continued)
Canada—(Concluded)
National Bank of Canada 1.650%, due 01/30/14[8,9]		250,000	$250,254
Nexen, Inc. 7.500%, due 07/30/39		200,000	215,530
Teck Resources Ltd. 10.750%, due 05/15/19		225,000	292,500
TransCanada PipeLines Ltd. 6.350%, due 05/15/67[6]		450,000	451,445
Total Canada corporate notes			4,375,359
Cayman Islands—0.14%
Hutch Whampoa Finance 09 Ltd. 4.750%, due 11/14/16	EUR	50,000	70,225
MUFG Capital Finance 4 Ltd. 5.271%, due 01/25/17[6,10]	EUR	60,000	76,604
Resona Preferred Global Securities Cayman Ltd. 7.191%, due 07/30/15[6,7,10]		425,000	435,327
Thames Water Utilities Ltd. 3.250%, due 11/09/16	EUR	50,000	66,501
Transocean, Inc. 4.950%, due 11/15/15		75,000	79,156
Total Cayman Islands corporate notes			727,813
Czech Republic—0.03%
CEZ AS 4.500%, due 06/29/20	EUR	100,000	134,716
Denmark—0.40%
AP Moller - Maersk A/S 4.375%, due 11/24/17	EUR	60,000	80,871
Carlsberg Breweries A/S 3.375%, due 10/13/17	EUR	90,000	117,533
6.000%, due 05/28/14	EUR	50,000	74,236
Danske Bank A/S 4.100%, due 03/16/18[6]	EUR	60,000	76,805
4.750%, due 06/04/14	EUR	100,000	142,541
Dong Energy A/S 4.875%, due 05/07/14	EUR	80,000	115,774
7.750%, due 06/01/10[6]	EUR	25,000	36,111
FIH Erhvervsbank A/S 2.000%, due 06/12/13[7]		1,400,000	1,426,943
Total Denmark corporate notes			2,070,814
France—1.03%
Alstom 4.000%, due 09/23/14	EUR	150,000	209,437
Areva SA 3.875%, due 09/23/16	EUR	100,000	136,679
Arkema 4.000%, due 10/25/17	EUR	100,000	133,743
ASF 7.375%, due 03/20/19	EUR	50,000	82,558
AXA SA 4.500%, due 01/23/15	EUR	50,000	70,688
5.250%, due 04/16/40[6]	EUR	150,000	189,323

	Face amount[5]		Value
Corporate notes—(Continued)
France—(Concluded)
Bouygues SA 3.641%, due 10/29/19	EUR	100,000	$130,019
Carrefour SA 3.875%, due 04/25/21	EUR	50,000	65,149
Casino Guichard-Perrachon SA 4.379%, due 02/08/17	EUR	200,000	276,338
Cie de Financement Foncier 1.625%, due 07/23/12[7]		1,300,000	1,303,867
Credit Agricole SA 3.900%, due 04/19/21	EUR	100,000	121,585
7.875%, due 10/26/19[6,10]	EUR	50,000	68,629
8.375%, due 10/13/19[6,7,10]		150,000	157,500
Credit Logement SA 4.247%, due 04/05/11[6,10]	EUR	50,000	60,246
Electricite de France 6.250%, due 01/25/21	EUR	100,000	159,663
France Telecom 3.375%, due 09/16/22	EUR	50,000	61,666
5.250%, due 05/22/14	EUR	120,000	176,361
8.125%, due 01/28/33	EUR	50,000	91,778
GDF Suez 3.500%, due 10/18/22	EUR	100,000	126,599
Lafarge SA 5.375%, due 11/29/18	EUR	70,000	91,988
7.625%, due 05/27/14	EUR	110,000	165,125
Lagardere SCA 4.875%, due 10/06/14	EUR	50,000	68,234
PPR 3.750%, due 04/08/15	EUR	170,000	233,261
RCI Banque SA 2.875%, due 07/23/12	EUR	140,000	191,228
3.250%, due 01/17/14	EUR	40,000	54,046
4.000%, due 01/25/16	EUR	50,000	67,179
Societe Generale 3.750%, due 08/21/14	EUR	150,000	207,472
6.125%, due 08/20/18	EUR	50,000	73,614
9.375%, due 09/04/19[6,10]	EUR	50,000	73,845
Suez Environnement 4.125%, due 06/24/22	EUR	50,000	66,941
4.820%, due 09/12/15[6,10]	EUR	50,000	65,173
Unibail-Rodamco SE 3.375%, due 03/11/15	EUR	90,000	123,178
Veolia Environnement 5.250%, due 04/24/14	EUR	160,000	234,275
Vivendi SA 4.250%, due 12/01/16	EUR	50,000	69,076
Total France corporate notes			5,406,463
Germany—0.35%
Commerzbank AG 3.875%, due 03/22/17	EUR	50,000	67,038
Deutsche Bank AG London 9.657%, due 04/07/11[7,11]	EGP	5,400,000	905,946
Metro AG 4.250%, due 02/22/17	EUR	100,000	139,386

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[5]		Value
Corporate notes—(Continued)
Germany—(Concluded)
MunichRe 5.767%, due 06/12/17[6,10]	EUR	100,000	$129,385
RWE AG 4.625%, due 09/28/15[6,10]	EUR	75,000	98,065
Thyssenkrupp AG 8.000%, due 06/18/14	EUR	100,000	153,410
Unitymedia Hessen/NRW 8.125%, due 12/01/17	EUR	60,000	88,721
Volkswagen Leasing GmbH 2.750%, due 07/13/15	EUR	100,000	134,149
4.875%, due 10/18/12	EUR	100,000	142,405
Total Germany corporate notes			1,858,505
Ireland—0.25%
Ardagh Glass Finance PLC 9.250%, due 07/01/16	EUR	50,000	75,132
Banesto Financial Product PLC 4.000%, due 05/08/12	EUR	60,000	81,355
Bank of Ireland 4.625%, due 04/08/13	EUR	140,000	159,280
Bord Gais Eireann 5.750%, due 06/16/14	EUR	50,000	65,450
GE Capital Euro Funding 2.875%, due 09/17/15	EUR	40,000	53,463
5.250%, due 01/31/13	EUR	200,000	287,137
6.000%, due 01/15/19	EUR	150,000	224,212
LeasePlan Finance N.V. 3.750%, due 03/18/13	EUR	60,000	82,470
Smurfit Kappa Acquisitions 7.250%, due 11/15/17	EUR	60,000	86,462
Vimpel Communications 7.748%, due 02/02/21[8,9]		200,000	200,500
Total Ireland corporate notes			1,315,461
Italy—0.28%
Assicurazioni Generali SpA, MTN 5.125%, due 09/16/24	EUR	50,000	67,789
Atlantia SpA 5.625%, due 05/06/16	EUR	110,000	159,655
Banco Popolare SC 6.000%, due 11/05/20	EUR	70,000	88,758
Enel SpA 5.250%, due 01/14/15	EUR	230,000	331,914
ENI SpA 3.500%, due 01/29/18	EUR	50,000	66,232
Intesa Sanpaolo SpA 3.375%, due 01/19/15	EUR	150,000	199,005
5.750%, due 05/28/18[6]	EUR	150,000	200,218
8.375%, due 10/14/19[6,10]	EUR	100,000	132,808
Telecom Italia SpA 6.750%, due 03/21/13	EUR	80,000	117,235
8.250%, due 03/21/16	EUR	60,000	93,615
Total Italy corporate notes			1,457,229

	Face amount[5]		Value
Corporate notes—(Continued)
Jersey—0.06%
ASIF III Jersey Ltd. 4.750%, due 09/11/13	EUR	50,000	$70,050
BAA Funding Ltd. 3.975%, due 02/15/12	EUR	90,000	124,560
4.125%, due 10/12/16	EUR	50,000	66,951
HSBC Capital Funding LP 5.130%, due 03/29/16[6,10]	EUR	60,000	77,015
Total Jersey corporate notes			338,576
Luxembourg—0.31%
ArcelorMittal 6.125%, due 06/01/18		225,000	239,359
8.250%, due 06/03/13	EUR	50,000	75,741
9.375%, due 06/03/16	EUR	50,000	82,773
Covidien International Finance SA 4.200%, due 06/15/20		150,000	150,340
Fiat Finance & Trade Ltd. SA 9.000%, due 07/30/12	EUR	60,000	88,387
Finmeccanica Finance 5.750%, due 12/12/18	EUR	60,000	86,619
Gazprom (Gaz Capital SA) 8.125%, due 02/04/15	EUR	50,000	77,460
9.250%, due 04/23/19		250,000	306,875
Michelin Luxembourg SCS
6.500%, due 04/16/12	EUR	50,000	71,875
Telecom Italia Capital SA
7.200%, due 07/18/36		300,000	289,004
Wind Acquisition Finance SA
7.375%, due 02/15/18	EUR	100,000	140,338
Total Luxembourg corporate notes			1,608,771
Mexico—0.21%
America Movil SAB De CV 3.750%, due 06/28/17	EUR	100,000	135,672
BBVA Bancomer SA Texas 7.250%, due 04/22/20[7]		325,000	338,409
Petroleos Mexicanos 8.000%, due 05/03/19		510,000	612,000
Total Mexico corporate notes			1,086,081
Netherlands—0.95%
Allianz Finance II BV 4.750%, due 07/22/19	EUR	50,000	71,163
6.125%, due 05/31/22[6]	EUR	100,000	141,022
BAT Holdings BV 4.375%, due 09/15/14	EUR	160,000	229,036
BMW Finance N.V. 4.000%, due 09/17/14	EUR	100,000	141,274
8.875%, due 09/19/13	EUR	200,000	316,285
Conti-Gummi Finance BV 7.500%, due 09/15/17	EUR	50,000	72,651
CRH Finance BV 7.375%, due 05/28/14	EUR	90,000	136,199
Daimler International Finance BV 7.875%, due 01/16/14	EUR	170,000	264,499

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[5]		Value
Corporate notes—(Continued)
Netherlands—(Concluded)
Deutsche Telekom International Finance BV 4.375%, due 06/02/14	EUR	110,000	$157,123
6.000%, due 01/20/17	EUR	100,000	151,953
E.On International Finance BV 4.875%, due 01/28/14	EUR	40,000	58,060
EDP Finance BV 5.500%, due 02/18/14	EUR	80,000	110,414
Elsevier Finance (ELM BV) 6.500%, due 04/02/13	EUR	50,000	73,705
Eureko BV 7.375%, due 06/16/14	EUR	50,000	75,040
HeidelbergCement Finance BV 8.000%, due 01/31/17	EUR	90,000	135,546
ING Bank N.V. 2.500%, due 01/14/16[7,12]		400,000	391,677
3.375%, due 03/03/15	EUR	120,000	161,888
4.625%, due 03/15/19[6]	EUR	60,000	79,813
KBC IFIMA N.V. 3.875%, due 03/31/15	EUR	90,000	117,092
Koninklijke KPN N.V. 4.750%, due 01/17/17	EUR	120,000	171,815
LeasePlan Corp. N.V. 3.000%, due 05/07/12[7]		700,000	718,030
3.875%, due 09/16/15	EUR	50,000	66,785
Linde Finance BV 7.375%, due 07/14/66[6]	EUR	60,000	90,364
Metro Finance BV 9.375%, due 11/28/13	EUR	50,000	80,161
OI European Group BV 6.750%, due 09/15/20	EUR	100,000	139,996
Rabobank Nederland 8.375%, due 07/26/16[6,10]		110,000	114,400
RWE Finance BV 4.625%, due 07/23/14	EUR	100,000	144,725
Schlumberger Finance BV 2.750%, due 12/01/15	EUR	50,000	67,445
SNS Bank N.V. 3.625%, due 07/18/13	EUR	10,000	13,568
St.-Gobain Nederland BV 5.000%, due 04/25/14	EUR	100,000	143,934
Telefonica Europe BV 5.875%, due 02/14/33	EUR	50,000	69,230
Tennet Holding BV 6.655%, due 06/01/17[6,10]	EUR	80,000	115,556
Ziggo Bond Co. 8.000%, due 05/15/18	EUR	60,000	86,873
Ziggo Finance BV 6.125%, due 11/15/17	EUR	50,000	69,656
Total Netherlands corporate notes			4,976,978

	Face amount[5]		Value
Corporate notes—(Continued)
New Zealand—0.29%
ANZ National (International) Ltd. 3.250%, due 04/02/12[7]		1,200,000	$1,233,584
Westpac Securities NZ Ltd. 3.875%, due 03/20/17	EUR	220,000	295,683
Total New Zealand corporate notes			1,529,267
Norway—0.23%
DnB NOR Boligkreditt 2.100%, due 10/14/15[7]		400,000	386,883
Sparebanken 1 Boligkreditt 1.250%, due 10/25/13[7]		800,000	796,370
Total Norway corporate notes			1,183,253
Spain—0.25%
BBVA Senior Finance SA 3.250%, due 04/23/15	EUR	100,000	126,777
Gas Natural Capital 4.125%, due 01/26/18	EUR	100,000	123,474
Iberdrola Finanzas SAU 3.875%, due 02/10/14	EUR	100,000	136,616
4.125%, due 03/23/20	EUR	50,000	61,954
4.875%, due 03/04/14	EUR	150,000	209,843
Santander International Debt SA 3.500%, due 08/12/14	EUR	100,000	130,288
Santander Issuances 5.435%, due 10/24/17[6]	EUR	150,000	193,065
Telefonica Emisiones SAU 3.661%, due 09/18/17	EUR	50,000	63,968
4.375%, due 02/02/16	EUR	100,000	136,619
5.580%, due 06/12/13	EUR	100,000	144,118
Total Spain corporate notes			1,326,722
Sweden—0.37%
Akzo Nobel Sweden Finance AB 7.750%, due 01/31/14[12]	EUR	100,000	154,463
Nordea Bank AB 3.750%, due 02/24/17	EUR	90,000	122,177
6.250%, due 09/10/18[6]	EUR	100,000	144,196
Sandvik AB 6.875%, due 02/25/14	EUR	50,000	75,872
Skandinaviska Enskilda Banken AB 2.500%, due 09/01/15	EUR	100,000	130,494
4.375%, due 05/29/12	EUR	60,000	84,324
9.250%, due 03/31/15[6,10]	EUR	100,000	146,507
Stadshypotek AB 1.450%, due 09/30/13[7]		700,000	696,007
Svenska Handelsbanken AB 4.875%, due 03/25/14	EUR	90,000	130,876
Swedbank AB 2.800%, due 02/10/12[7]		100,000	102,315
TeliaSonera AB 3.875%, due 10/01/25	EUR	50,000	61,754
Volvo Treasury AB 9.875%, due 02/27/14	EUR	60,000	97,916
Total Sweden corporate notes			1,946,901

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[5]		Value
Corporate notes—(Continued)
Switzerland—0.11%
Credit Suisse London 4.750%, due 08/05/19	EUR	130,000	$180,581
5.125%, due 03/30/12	EUR	130,000	183,958
Transocean, Inc. 6.500%, due 11/15/20		200,000	217,163
Total Switzerland corporate notes			581,702
United Arab Emirates—0.03%
Dolphin Energy Ltd. 5.888%, due 06/15/19[7]		156,893	168,660
United Kingdom—1.10%
Anglian Water Services Financing PLC 4.625%, due 10/07/13	EUR	80,000	114,625
Anglo American Capital PLC 4.375%, due 12/02/16	EUR	60,000	84,349
9.375%, due 04/08/19[7]		250,000	336,491
Aviva PLC 5.250%, due 10/02/23[6]		110,000	150,607
Bank of Scotland PLC 5.000%, due 11/21/11[8,9]		300,000	308,386
Barclays Bank PLC 5.250%, due 05/27/14	EUR	150,000	215,842
6.000%, due 01/23/18	EUR	60,000	81,619
BP Capital Markets PLC 3.100%, due 10/07/14	EUR	80,000	109,455
3.875%, due 03/10/15		125,000	130,938
4.500%, due 10/01/20		75,000	75,601
5.250%, due 11/07/13		75,000	82,168
British Telecommunications PLC 6.125%, due 07/11/14	EUR	50,000	74,617
Experian Finance PLC 4.750%, due 02/04/20	EUR	50,000	68,848
Hammerson PLC 4.875%, due 06/19/15	EUR	110,000	153,292
HSBC Bank PLC 3.125%, due 11/15/17	EUR	150,000	195,316
3.750%, due 11/30/16	EUR	100,000	136,341
HSBC Holdings PLC 6.000%, due 06/10/19	EUR	130,000	190,472
6.500%, due 09/15/37		250,000	253,274
Imperial Tobacco Finance PLC 7.250%, due 09/15/14	EUR	150,000	231,618
LBG Capital No.2 PLC, Series 22 15.000%, due 12/21/19	EUR	50,000	90,022
Legal & General Group PLC 4.000%, due 06/08/25[6]	EUR	50,000	62,981
Lloyds TSB Bank PLC 6.250%, due 04/15/14	EUR	160,000	232,022
6.500%, due 09/14/20[7]		150,000	140,033
6.500%, due 03/24/20	EUR	90,000	114,779
Mondi Finance Ltd. 5.750%, due 04/03/17	EUR	60,000	84,663
National Grid PLC 6.500%, due 04/22/14	EUR	100,000	151,195

	Face amount[5]		Value
Corporate notes—(Continued)
United Kingdom—(Concluded)
Nationwide Building Society 3.750%, due 01/20/15	EUR	50,000	$66,219
6.750%, due 07/22/20	EUR	60,000	78,727
Rexam PLC 4.375%, due 03/15/13	EUR	110,000	154,557
Royal Bank of Scotland Group PLC 4.875%, due 08/25/14[7]		400,000	411,032
Royal Bank of Scotland PLC 4.875%, due 01/20/17	EUR	170,000	226,827
6.000%, due 05/10/13	EUR	90,000	123,741
SABMiller PLC 4.500%, due 01/20/15	EUR	50,000	71,146
Scottish & Southern Energy PLC 5.025%, due 10/01/15[6,10]	EUR	50,000	65,890
6.125%, due 07/29/13	EUR	80,000	118,147
Standard Chartered PLC 5.750%, due 04/30/14	EUR	100,000	147,178
United Utilities Water PLC 4.250%, due 01/24/20	EUR	50,000	67,769
Vodafone Group PLC 4.750%, due 06/14/16	EUR	80,000	115,520
WPP Finance (UK) 8.000%, due 09/15/14		200,000	232,790
Total United Kingdom corporate notes			5,749,097
United States—3.68%
Ally Financial, Inc. 6.875%, due 09/15/11		750,000	768,353
Altria Group, Inc. 9.700%, due 11/10/18		25,000	32,423
Anadarko Petroleum Corp. 6.375%, due 09/15/17		200,000	220,915
Anheuser-Busch InBev Worldwide, Inc. 7.750%, due 01/15/19[7]		250,000	308,627
ANZ Capital Trust II 5.360%, due 12/15/13[7,10]		325,000	332,719
Arizona Public Service Co. 8.750%, due 03/01/19		300,000	380,171
Bank of America Corp. 4.000%, due 03/28/18[6]	EUR	50,000	62,621
4.750%, due 04/03/17	EUR	100,000	134,945
5.125%, due 09/26/14	EUR	100,000	140,112
5.875%, due 01/05/21		75,000	78,522
BNP Paribas Capital Trust III 6.625%, due 10/23/11[6,10]	EUR	100,000	136,915
Boston Scientific Corp. 4.500%, due 01/15/15		125,000	128,461
7.000%, due 11/15/35[12]		125,000	121,689
Capital One Bank USA N.A. 8.800%, due 07/15/19		250,000	310,313
Capital One Capital III 7.686%, due 08/15/36		100,000	101,625

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[5]		Value
Corporate notes—(Continued)
United States—(Continued)
Citigroup, Inc. 4.000%, due 11/26/15	EUR	100,000	$133,421
4.750%, due 05/31/17[6]	EUR	90,000	116,366
5.375%, due 08/09/20		275,000	281,638
7.375%, due 06/16/14	EUR	230,000	346,777
Comcast Holdings Corp. 10.625%, due 07/15/12		250,000	281,858
CommScope, Inc. 8.250%, due 01/15/19[8,9]		150,000	155,625
COX Communications, Inc. 6.250%, due 06/01/18[7]		375,000	418,462
Credit Suisse Group Finance (US) 3.625%, due 09/14/20[6]	EUR	90,000	116,061
CSC Holdings, Inc., Series B 7.625%, due 04/01/11		250,000	251,563
Darden Restaurants, Inc. 5.625%, due 10/15/12		225,000	240,342
DCP Midstream LLC 9.750%, due 03/15/19[7]		125,000	161,487
Developers Diversified Realty Corp. 7.500%, due 04/01/17		200,000	225,504
DIRECTV Holdings LLC/DIRECTV Financing Co. Ltd. 7.625%, due 05/15/16		500,000	555,000
DISH DBS Corp. 7.125%, due 02/01/16		250,000	261,250
Dow Chemical Co. 7.600%, due 05/15/14		250,000	290,478
Energy Transfer Partners LP 5.950%, due 02/01/15		350,000	387,067
Enterprise Products Operating LLC 8.375%, due 08/01/66[6]		200,000	216,000
Fidelity National Information Services, Inc. 7.875%, due 07/15/20		150,000	162,375
First Niagara Financial Group, Inc. 6.750%, due 03/19/20		150,000	160,744
Fiserv, Inc. 6.125%, due 11/20/12		69,000	74,508
Freeport-McMoRan Copper & Gold, Inc. 8.375%, due 04/01/17		250,000	278,750
GE Capital Trust II 5.500%, due 09/15/67[6]	EUR	50,000	62,296
HCA, Inc. 7.875%, due 02/15/20		125,000	136,719
Hospira, Inc. 5.600%, due 09/15/40		100,000	95,414
HSBC Bank USA N.A. 4.875%, due 08/24/20		250,000	243,416
6.000%, due 08/15/40[6]	BRL	490,000	611,799
HSBC Finance Corp. 3.750%, due 11/04/15	EUR	100,000	136,084
HVB Funding Trust VIII 7.055%, due 03/28/12[6,10]	EUR	55,000	73,609

	Face amount[5]		Value
Corporate notes—(Continued)
United States—(Continued)
International Paper Co. 7.950%, due 06/15/18		75,000	$90,097
JP Morgan Chase & Co. 6.125%, due 04/01/14	EUR	200,000	295,876
JP Morgan Chase Bank N.A. 4.625%, due 05/31/17[6]	EUR	150,000	204,826
JP Morgan Chase Capital XX, Series T 6.550%, due 09/29/36		150,000	151,386
Kraft Foods, Inc. 5.750%, due 03/20/12	EUR	50,000	71,052
6.250%, due 03/20/15	EUR	50,000	75,759
6.500%, due 02/09/40		175,000	187,462
Liberty Property LP 4.750%, due 10/01/20		200,000	199,833
Merrill Lynch & Co., Inc. 4.625%, due 09/14/18	EUR	50,000	62,538
4.875%, due 05/30/14	EUR	100,000	138,149
MetLife Capital Trust X 9.250%, due 04/08/38[7]		300,000	360,000
MetLife Global Funding I 4.625%, due 05/16/17	EUR	50,000	69,570
Morgan Stanley 4.000%, due 11/17/15	EUR	255,000	345,454
5.500%, due 07/24/20		100,000	99,976
Nevada Power Co. 6.500%, due 05/15/18		375,000	431,655
Northwestern Mutual Life Insurance 6.063%, due 03/30/40[7]		325,000	349,170
Pemex Project Funding Master Trust 6.375%, due 08/05/16	EUR	80,000	119,313
PNC Bank N.A. 6.875%, due 04/01/18		200,000	228,015
Progress Energy, Inc. 7.050%, due 03/15/19		300,000	355,326
ProLogis 1.875%, due 11/15/37		175,000	172,594
Prudential Financial, Inc. 3.875%, due 01/14/15		400,000	416,826
Prudential Financial, Inc. MTN 6.000%, due 12/01/17		250,000	280,152
Puget Sound Energy, Inc., Series A 6.974%, due 06/01/67[6]		150,000	147,314
Qwest Corp. 8.375%, due 05/01/16		200,000	239,500
Regions Bank 7.500%, due 05/15/18		250,000	263,125
Rensselaer Polytechnic Institute 5.600%, due 09/01/20		375,000	382,781
Reynolds Group Issuance/Reynold 6.875%, due 02/15/21[8,9]		250,000	252,187
7.750%, due 10/15/16	EUR	60,000	86,256

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[5]		Value
Corporate notes—(Concluded)
United States—(Concluded)
Roche Holdings, Inc. 6.500%, due 03/04/21	EUR	260,000	$425,492
RSC Equipment Rental Inc/RSC Holdings III LLC 8.250%, due 02/01/21[8,9]		125,000	127,813
Simon Property Group LP 10.350%, due 04/01/19		500,000	683,056
SLM Corp. 3.125%, due 09/17/12	EUR	50,000	65,842
6.250%, due 01/25/16		175,000	175,329
Sprint Capital Corp. 8.375%, due 03/15/12		125,000	132,813
Swiss Re Treasury (US) 7.000%, due 05/19/14	EUR	50,000	76,287
Tennessee Gas Pipeline 8.000%, due 02/01/16		225,000	264,768
8.375%, due 06/15/32		350,000	417,175
Transatlantic Holdings, Inc. 8.000%, due 11/30/39		175,000	180,293
Wachovia Corp. 4.375%, due 08/01/16	EUR	300,000	415,908
4.375%, due 11/27/18	EUR	50,000	65,817
Wal-Mart Stores, Inc. 4.875%, due 09/21/29	EUR	60,000	82,911
Whirlpool Corp. 8.600%, due 05/01/14		100,000	116,088
Williams Partners LP 5.250%, due 03/15/20		100,000	103,062
Zurich Finance (USA), Inc. 5.750%, due 10/02/23[6]	EUR	80,000	113,718
Total United States corporate notes			19,255,588
Total corporate notes (cost—$59,642,119)			61,776,032
Municipal bonds and notes—0.58%
United States—0.58%
California (Build America Bonds) 7.500%, due 04/01/34		325,000	334,006
7.550%, due 04/01/39		225,000	232,472
7.625%, due 03/01/40		375,000	390,982
Connecticut State Health & Educational Facility Authority Revenue (Yale University), Series Z-1 5.000%, due 07/01/42		75,000	75,634
Dallas Area Rapid Transit Sales Tax Revenue Senior Lien 5.250%, due 12/01/48		100,000	98,027
Illinois (Build America Bonds) 7.350%, due 07/01/35		225,000	218,655
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Series C 5.000%, due 06/15/31		125,000	124,517

	Face amount[5]		Value
Municipal bonds and notes—(Concluded)
United States—(Concluded)
North Carolina Capital Facilities Finance Agency Revenue (Duke University Project), Series A 5.000%, due 10/01/44		75,000	$73,676
Pennsylvania Higher Education Assistance Agency Student Loan Revenue, Series 2, Class A-1 0.883%, due 04/25/19[6]		470,295	470,592
South Carolina Student Loan Corp. Education Loan Revenue, Series A-1 0.396%, due 12/03/18[6]		1,000,000	990,815
Total municipal bonds and notes (cost—$2,944,596)			3,009,376
Non-US government obligations—1.48%
Argentina—0.09%
Argentina Government Bond 0.037%, due 12/15/35[13]	EUR	2,680,000	480,681
Australia—0.32%
Australia Government Bond 4.000%, due 08/20/15	AUD	1,000,000	1,683,462
France—0.12%
Caisse d'Amortissement de la Dette Sociale 2.625%, due 02/21/11		600,000	600,620
Germany—0.10%
Bundesrepublik Deutschland 3.750%, due 01/04/15	EUR	215,000	312,715
6.250%, due 01/04/24	EUR	120,000	212,635
Total Germany			525,350
Greece—0.11%
Hellenic Republic Government Bond 2.300%, due 07/25/30	EUR	236,953	158,417
4.500%, due 09/20/37	EUR	510,000	396,755
Total Greece			555,172
Ireland—0.17%
Ireland Government Bond 4.400%, due 06/18/19	EUR	490,000	492,388
4.500%, due 04/18/20	EUR	110,000	108,482
5.400%, due 03/13/25	EUR	310,000	301,732
Total Ireland			902,602
Mexico—0.34%
Mexico Cetes 4.278%, due 02/10/11[11]	MXN	217,200,000	1,787,768
Qatar—0.09%
State of Qatar 5.250%, due 01/20/207		470,000	495,850

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Face amount[5]		Value
Non-US government obligations—(Concluded)
South Africa—0.11%
South Africa Government Bond 6.750%, due 03/31/21	ZAR	3,300,000	$401,910
8.000%, due 12/21/18	ZAR	1,440,000	194,815
Total South Africa			596,725
Venezuela—0.03%
Bolivarian Republic of Venezuela 8.250%, due 10/13/24		30,000	19,230
9.000%, due 05/07/23		30,000	20,325
Venezuela Republic Government Bond 5.750%, due 02/26/16		110,000	77,825
7.750%, due 10/13/19		40,000	26,800
Total Venezuela			144,180
Total non-US government obligations (cost—$7,618,921)			7,772,410
Time deposits—5.21%
BNP Paribas 0.190%, due 02/01/11		3,864,007	3,864,007
Danske Bank 0.160%, due 02/01/11		3,854,097	3,854,097
ING Bank N.V. 0.150%, due 02/01/11		3,653,915	3,653,915
JPMorgan Chase 0.140%, due 02/01/11		3,150,997	3,150,997
Rabobank Nederland N.V. 0.130%, due 02/01/11		9,140,202	9,140,202
Societe Generale, Cayman Islands 0.170%, due 02/01/11		3,651,832	3,651,832
Total time deposits (cost—$27,315,050)			27,315,050
Certificates of deposit—1.15%
Banking-non-US—1.15%
Dexia Bank Belgium SA 0.480%, due 03/21/11		3,000,000	3,000,000
KBC Bank N.V. 0.350%, due 02/10/11		3,000,000	3,000,000
Total certificates of deposit (cost—$6,000,000)			6,000,000
Short-term US government obligations[14]—18.03%
US Treasury Bills 0.122%, due 02/10/11		22,900,000	22,899,302
0.151%, due 02/24/11[4]		11,453,000	11,451,895
0.135%, due 03/10/11		31,150,000	31,145,678
0.126%, due 03/31/11[4]		8,000,000	7,998,376
0.140%, due 04/07/11		3,000,000	2,999,242
0.181%, due 06/16/11[4]		18,000,000	17,987,782
Total short-term US government obligations (cost—$94,482,275)			94,482,275

	Face amount[5]		Value
Repurchase agreement—11.00%
Repurchase agreement dated 01/31/11 with State Street Bank & Trust Co., 0.010% due 02/01/11, collateralized by $58,877,207, US Treasury Notes, 0.375% to 2.750% due 10/31/12 to 02/15/19; (value—$58,800,532); proceeds: $57,647,016 (cost—$57,647,000)		57,647,000	$57,647,000
	Number of contracts/ Notional amount
Options—0.35%
Call options purchased—0.21%
CBOE SPX Volitility Index, strike @ USD 25, expires 02/16/11		200	10,000
GBP Call/EUR Put, strike @ EUR 1.33, expires 11/07/11	GBP	7,800,000	70,097
GBP Call/ZAR Put, strike @ ZAR 13.7, expires 10/19/11	GBP	3,700,000	82,865
S&P 500 Index, strike @ 1,300, expires 02/19/11		282	284,820
S&P 500 Index, strike @ 1,450, expires 04/16/11		296	14,800
USD Call/JPY Put, strike @ $86, expires 12/10/15		1,000,000	65,568
USD Call/JPY Put, strike @ $94, expires 08/15/13		11,700,000	346,665
3 month EURIBOR[15] Interest Rate Swap, strike @ 2.600%, expires 01/11/13 (counterparty: Royal Bank of Scotland PLC; pay floating rate); underlying swap terminates 05/11/18	EUR	19,150,000	203,199
3 month EURIBOR[15] Interest Rate Swap, strike @ 2.600%, expires 09/12/13 (counterparty: Royal Bank of Scotland PLC; pay floating rate); underlying swap terminates 11/12/18	EUR	2,500,000	26,860
Total call options purchased			1,104,874
Put options purchased—0.14%
GBP Put/EUR Call, strike @ EUR 1.19, expires 11/07/11	GBP	7,800,000	576,286
S&P 500 Index, strike @ 1,050, expires 03/19/11		711	159,975
S&P 500 Index, strike @ 1,250, expires 02/19/11		10	8,600
Total put options purchased			744,861
Total options (cost—$2,929,193)			1,849,735
Total investments before investments sold short (cost—$513,103,487)— 101.70%			532,831,356

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Number of shares	Value
Investments sold short—(4.64)%
Common stocks—(4.45)%
Australia—(0.10)%
Paladin Energy Ltd.	(109,625)	$(538,328)
Canada—(0.66)%
First Quantum Minerals Ltd.	(13,400)	(1,550,297)
Ivanhoe Mines Ltd.	(29,595)	(821,927)
Progress Energy Resources Corp.	(79,600)	(1,082,690)
Total Canada common stocks		(3,454,914)
Denmark—(0.03)%
Vestas Wind Systems A/S	(3,795)	(130,813)
Finland—(0.05)%
Rautaruukki OYJ	(11,158)	(279,104)
Japan—(1.48)%
Advantest Corp.	(62,700)	(1,278,577)
Daiwa Securities Group, Inc.	(373,000)	(1,836,099)
Mizuho Securities Co. Ltd.	(331,000)	(868,609)
Mizuho Trust & Banking Co. Ltd.	(397,000)	(386,403)
Nomura Holdings, Inc.	(278,700)	(1,689,938)
NTT Urban Development Corp.	(8)	(8,229)
Olympus Corp.	(52,500)	(1,468,699)
Senshu Ikeda Holdings, Inc.	(91,800)	(134,182)
Tokyo Steel Manufacturing Co. Ltd.	(7,400)	(78,587)
Toshiba Corp.	(2,000)	(11,800)
Total Japan common stocks		(7,761,123)
Spain—(0.16)%
Acciona SA	(9,712)	(839,993)
United Kingdom—(0.39)%
Lonmin PLC	(17,452)	(464,060)
Prudential PLC	(1,287)	(13,942)
Tullow Oil PLC	(74,359)	(1,580,589)
Total United Kingdom common stocks		(2,058,591)

	Number of shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
United States—(1.58)%
Anadarko Petroleum Corp.	(14,700)	$(1,133,076)
Cabot Oil & Gas Corp.	(7,500)	(312,225)
Human Genome Sciences, Inc.	(54,100)	(1,312,466)
Level 3 Communications, Inc.	(89,900)	(110,577)
NVIDIA Corp.	(83,200)	(1,990,144)
ProLogis	(124,400)	(1,856,048)
Vertex Pharmaceuticals, Inc.	(40,000)	(1,555,600)
Total United States common stocks		(8,270,136)
Total common stocks (proceeds—$20,464,818)		(23,333,002)
	Face amount
Federal national mortgage association certificate—(0.19)%
United States—(0.19)%
FNMA TBA**
4.000%, TBA (proceeds—$995,313)	$(1,000,000)	(991,094)
Total investments sold short (proceeds—$21,460,131)— (4.64)%		(24,324,096)
Other assets in excess of liabilities—2.94%		15,416,468
Net assets—100.00%		$523,923,728

Aggregate cost for federal income tax purposes before investments sold short was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$26,832,186
Gross unrealized depreciation	(7,104,317)
Net unrealized appreciation	$19,727,869

*  Non-income producing security.

**  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

#  Security is being fair valued by a valuation committee under the direction of the board of trustees.

1  Security is traded on the Toronto Stock Exchange.

2  Security is traded on the New York Stock Exchange.

3  Security is traded on the NASDAQ Exchange.

4  Security, or portion thereof, designated as collateral for investments sold short, written options or futures.

5  In US Dollars unless otherwise indicated.

6  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2011 and changes periodically.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

7  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 3.72% of net assets as of January 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

8  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.74% of net assets as of January 31, 2011, are considered illiquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

9  Illiquid securities representing 0.74% of net assets as of January 31, 2011.

10  Perpetual bond security. The maturity date reflects the next call date.

11  Zero coupon bond. The interest rate represents annualized yield at date of purchase.

12  Step bond that converts to the noted fixed rate at a designated future date.

13  GDP-linked bond.

14  Rate shown is the discount rate at date of purchase.

15  3 Month EURIBOR at January 31, 2011 was 1.074%.

ADR  American Depositary Receipt

ADS  American Depositary Shares

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of January 31, 2011.

AUD  Australian Dollar

BRL  Brazilian Real

EGP  Egyptian Pound

ETF  Exchange Traded Fund

EUR  Euro

EURIBOR  Euro Interbank Offered Rate

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GBP  Great Britain Pound

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

JPY  Japanese Yen

MSCI  Morgan Stanley Capital International

MTN  Medium Term Note

MXN  Mexican Peso

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SDR  Special Drawing Rights

SPDR  Standard & Poor's Depository Receipts

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

USD  United States Dollar

ZAR  South African Rand

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

Written options

Number of contracts	Call options written	Expiration dates	Premiums received	Current value	Unrealized appreciation
296	S&P 500 Index, strike @ 1,325	04/16/11	$603,463	$(473,600)	$129,863
	Put options written
355	S&P 500 Index, strike @ 1,225	03/19/11	$793,270	$(500,550)	$292,720
			$1,396,733	$(974,150)	$422,583

Written option activity for the six months ended January 31, 2011 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2010	224	$269,063
Options written	3,099	5,604,368
Options terminated in closing purchase transactions	(2,364)	(4,418,026)
Options expired prior to exercise	(308)	(58,672)
Options outstanding at January 31, 2011	651	$1,396,733

Swaptions and foreign exchange written options

Notional amount (000)		Call options written	Counterparty	Pay/ receive floating rate	Expiration dates	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	1,000	3 Month EURIBOR[15] Interest Rate Swap, strike @ 2.70%; terminating 11/12/23	Royal Bank of Scotland PLC	Receive	09/12/13	$14,536	$(12,171)	$2,365
GBP	7,800	GBP Call/EUR Put, strike @ EUR 1.333	BNP Paribas	n/a	11/07/11	90,594	(70,097)	20,497
GBP	3,700	GBP Call/ZAR Put, strike @ ZAR 13.7	Royal Bank of Scotland PLC	n/a	10/19/11	91,477	(82,864)	8,613
						$196,607	$(165,132)	$31,475
		Put options written
EUR	10,200	3 Month EURIBOR[15] Interest Rate Swap, strike @ 2.70%; terminating 05/11/23	Royal Bank of Scotland PLC	Receive	01/11/13	389,299	(120,457)	268,842
GBP	7,800	GBP Put/EUR Call, strike @ EUR 1.19	BNP Paribas	n/a	11/07/11	470,464	(576,286)	(105,822)
USD	1,000	USD Put/JPY Call, strike @ JPY 68	Royal Bank of Scotland PLC	n/a	12/10/15	84,275	(85,089)	(814)
USD	11,700	USD Put/JPY Call, strike @ JPY 75	Royal Bank of Scotland PLC	n/a	08/15/13	592,605	(696,771)	(104,166)
						$1,536,643	$(1,478,603)	$58,040
						$1,733,250	$(1,643,735)	$89,515

EURIBOR  Euro Interbank Offered Rate

n/a  Not applicable

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

ZAR  South African Rand

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

Swaption and foreign exchange written option activity for the six months ended January 31, 2011 was as follows:

Premiums received
Swaption and foreign exchange options outstanding at July 31, 2010	$—
Swaption and foreign exchange options written	3,121,458
Swaption and foreign exchange options terminated in closing purchase transactions	(1,388,208)
Swaption and foreign exchange options outstanding at January 31, 2011	$1,733,250

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
1	AUD	Australian Treausury Bond 3 Year Futures	March 2011	$101,892	$102,306	$414
341	AUD	Australian Treausury Bond 10 Year Futures	March 2011	34,835,855	35,212,571	376,716
17	CAD	S&P TSE 60 Index Futures	March 2011	2,572,805	2,643,517	70,712
11	EUR	AEX Index Futures	February 2011	1,082,006	1,085,077	3,071
99	EUR	CAC 40 Index Futures	February 2011	5,417,789	5,437,301	19,512
22	EUR	DAX Index Futures	March 2011	5,312,918	5,350,736	37,818
129	EUR	DJ Euro Stoxx 50 Index Futures	March 2011	5,053,177	5,235,024	181,847
25	EUR	FTSE MIB Index Futures	March 2011	3,572,937	3,783,101	210,164
384	EUR	German Euro Bund Futures	March 2011	66,178,094	65,144,620	(1,033,474)
24	EUR	IBEX 35 Index Futures	February 2011	3,482,393	3,550,998	68,605
86	GBP	FTSE 100 Index Futures	March 2011	8,107,485	8,034,989	(72,496)
1	GBP	FTSE 250 Index Futures	March 2011	179,351	183,232	3,881
3	HKD	Hang Seng Index Futures	February 2011	458,344	449,687	(8,657)
58	JPY	TOPIX Index Futures	March 2011	6,219,268	6,435,005	215,737
2	KRW	KOSPI 200 Index Futures	March 2011	242,576	244,493	1,917
10	SEK	OMX 30 Index Futures	February 2011	180,155	178,453	(1,702)
4	SGD	MSCI Singapore Index Futures SGX	February 2011	237,529	235,000	(2,529)
35	USD	90 Day Euro Dollar Futures	March 2011	8,719,228	8,719,813	585
35	USD	90 Day Euro Dollar Futures	June 2011	8,710,371	8,712,813	2,442
9	USD	90 Day Euro Dollar Futures	September 2011	2,236,201	2,238,300	2,099
9	USD	90 Day Euro Dollar Futures	December 2011	2,231,764	2,235,150	3,386
19	USD	NASDAQ 100 E-Mini Index Futures	March 2011	835,988	866,400	30,412
38	USD	NIKKEI 225 Index Futures	March 2011	2,015,352	1,948,450	(66,902)
179	USD	S&P 500 E-Mini Index Futures	March 2011	11,010,488	11,477,480	466,992
150	USD	Ultra Long-Term US Treasury Bond Futures	March 2011	19,606,995	18,473,438	(1,133,557)
13	USD	US Treasury Bond 30 Year Futures	March 2011	1,571,033	1,568,125	(2,908)
554	USD	US Treasury Note 10 Year Futures	March 2011	67,991,419	66,921,469	(1,069,950)
10	USD	US Treasury Note 2 Year Futures	March 2011	2,186,923	2,191,875	4,952
				$270,350,336	$268,659,423	$(1,690,913)
		Sale contracts		Proceeds
34	AUD	ASX SPI 200 Index Futures	March 2011	$4,022,455	$4,005,049	$17,406
515	AUD	Australian Treasury Bond 10 Year Futures	March 2011	52,570,499	53,180,276	(609,777)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

Futures contracts—(concluded)

Number of contracts	Currency	Sale contracts	Expiration dates	Proceeds	Current value	Unrealized appreciation (depreciation)
217	CAD	Canadian Government Bond 10 Year Futures	March 2011	$26,510,517	$26,306,843	$203,674
8	CAD	S&P TSE 60 Index Futures	March 2011	1,213,660	1,244,009	(30,349)
10	CHF	Swiss Market Index Futures	March 2011	684,249	682,807	1,442
1	EUR	AEX Index Futures	February 2011	98,905	98,643	262
67	EUR	DJ Euro Stoxx 50 Index Futures	March 2011	2,605,870	2,718,966	(113,096)
3	EUR	German Euro BOBL Futures	March 2011	488,906	480,480	8,426
11	EUR	German Euro Bund Futures	March 2011	1,869,401	1,866,122	3,279
1	EUR	German Euro Buxl Futures	March 2011	144,253	144,339	(86)
181	GBP	United Kingdom Long Gilt 10 Year Futures	March 2011	34,731,282	34,015,941	715,341
11	HKD	Hang Seng Index Futures	February 2011	1,682,381	1,648,853	33,528
21	JPY	Japan Government Bond 10 Year Futures	March 2011	35,908,615	35,889,426	19,189
76	JPY	Japan Government Bond 10 Year Mini Futures	March 2011	12,952,496	12,986,696	(34,200)
5	JPY	NIKKEI 225 Index Futures	March 2011	625,964	624,313	1,651
34	JPY	TOPIX Index Futures	March 2011	3,643,826	3,772,244	(128,418)
16	SEK	OMX 30 Index Futures	February 2011	293,326	285,525	7,801
5	USD	90 Day Euro Dollar Futures	March 2012	1,237,311	1,239,188	(1,877)
5	USD	90 Day Euro Dollar Futures	June 2012	1,233,936	1,235,750	(1,814)
7	USD	90 Day Euro Dollar Futures	September 2012	1,722,793	1,725,150	(2,357)
7	USD	90 Day Euro Dollar Futures	December 2012	1,718,093	1,720,338	(2,245)
6	USD	90 Day Euro Dollar Futures	March 2013	1,469,012	1,470,600	(1,588)
6	USD	90 Day Euro Dollar Futures	June 2013	1,464,950	1,466,550	(1,600)
5	USD	90 Day Euro Dollar Futures	September 2013	1,217,199	1,218,813	(1,614)
5	USD	90 Day Euro Dollar Futures	December 2013	1,213,836	1,215,375	(1,539)
3	USD	90 Day Euro Dollar Futures	March 2014	726,979	727,313	(334)
3	USD	90 Day Euro Dollar Futures	June 2014	725,191	725,400	(209)
3	USD	90 Day Euro Dollar Futures	September 2014	723,429	723,563	(134)
3	USD	90 Day Euro Dollar Futures	December 2014	721,691	721,763	(72)
2	USD	90 Day Euro Dollar Futures	March 2015	480,969	480,175	794
2	USD	90 Day Euro Dollar Futures	June 2015	480,094	479,225	869
2	USD	90 Day Euro Dollar Futures	September 2015	479,232	478,350	882
2	USD	90 Day Euro Dollar Futures	December 2015	478,068	477,525	543
30	USD	MSCI Taiwan Index Futures	February 2011	953,243	978,600	(25,357)
186	USD	Russell 2000 Mini Index Futures	March 2011	14,209,811	14,511,720	(301,909)
169	USD	S&P 500 E-Mini Index Futures	March 2011	10,777,105	10,836,280	(59,175)
6	USD	Ultra Long-Term US Treasury Bond Futures	March 2011	781,771	738,938	42,833
56	USD	US Treasury Bond 30 Year Futures	March 2011	6,946,964	6,755,000	191,964
352	USD	US Treasury Note 2 Year Futures	March 2011	77,115,742	77,154,001	(38,259)
51	USD	US Treasury Note 5 Year Futures	March 2011	6,015,664	6,039,117	(23,453)
236	USD	US Treasury Note 10 Year Futures	March 2011	28,952,367	28,508,063	444,304
				$341,892,055	$341,577,329	$314,726
						$(1,376,187)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

KRW  South Korean Won

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Bank of America N.A.	AUD	2,374,000	USD	2,344,562	04/20/11	$1,394
Bank of America N.A.	CAD	545,000	USD	545,701	03/16/11	1,921
Bank of America N.A.	CHF	315,000	USD	323,738	03/16/11	(10,081)
Bank of America N.A.	EUR	507,000	USD	673,804	03/16/11	(19,988)
Bank of America N.A.	GBP	70,000	USD	110,399	03/16/11	(1,695)
Bank of America N.A.	JPY	107,900,000	USD	1,306,684	03/16/11	(8,273)
Bank of America N.A.	JPY	68,591,000	USD	826,318	04/20/11	(9,853)
Bank of America N.A.	NOK	1,320,000	USD	225,595	03/16/11	(2,476)
Bank of America N.A.	SEK	2,230,000	USD	331,219	03/16/11	(13,953)
Bank of America N.A.	SGD	1,260,000	USD	977,919	03/16/11	(7,042)
Bank of America N.A.	TWD	21,297,000	USD	733,873	04/12/11	(656)
Bank of America N.A.	USD	1,080,676	AUD	1,095,000	03/16/11	4,870
Bank of America N.A.	USD	1,161,744	AUD	1,185,000	04/20/11	7,866
Bank of America N.A.	USD	438,946	CAD	435,000	03/16/11	(4,920)
Bank of America N.A.	USD	1,134,403	CAD	1,131,000	04/20/11	(6,814)
Bank of America N.A.	USD	431,865	CHF	410,000	03/16/11	2,630
Bank of America N.A.	USD	762,367	EUR	580,000	03/16/11	31,320
Bank of America N.A.	USD	219,783	EUR	163,000	04/20/11	3,172
Bank of America N.A.	USD	1,211,312	GBP	775,000	03/16/11	29,725
Bank of America N.A.	USD	837,211	JPY	68,591,000	04/20/11	(1,039)
Bank of America N.A.	USD	236,224	KRW	266,602,000	04/20/11	402
Bank of America N.A.	USD	323,810	NOK	1,940,000	03/16/11	11,385
Bank of America N.A.	USD	436,221	NZD	575,000	03/16/11	6,077
Bank of America N.A.	USD	108,822	SEK	750,000	03/16/11	7,267
Bank of America N.A.	USD	656,175	SGD	850,000	03/16/11	8,283
Bank of America N.A.	USD	654,335	SGD	843,000	04/20/11	4,682
Bank of America N.A.	USD	772,160	TWD	22,161,000	04/12/11	(7,832)
Barclays Bank PLC Wholesale	AUD	110,000	USD	107,287	03/16/11	(1,764)
Barclays Bank PLC Wholesale	AUD	160,000	USD	156,824	04/20/11	(1,098)
Barclays Bank PLC Wholesale	CAD	110,000	USD	108,419	03/16/11	(1,334)
Barclays Bank PLC Wholesale	CAD	568,000	USD	567,365	04/20/11	1,078
Barclays Bank PLC Wholesale	CHF	100,000	USD	105,426	03/16/11	(548)
Barclays Bank PLC Wholesale	CHF	864,000	USD	900,645	04/20/11	(15,290)
Barclays Bank PLC Wholesale	EUR	325,000	USD	432,341	03/16/11	(12,397)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Barclays Bank PLC Wholesale	EUR	1,654,000	USD	2,248,911	04/20/11	$(13,469)
Barclays Bank PLC Wholesale	GBP	710,000	USD	1,093,236	03/16/11	(43,714)
Barclays Bank PLC Wholesale	NOK	6,380,000	USD	1,080,433	03/16/11	(21,907)
Barclays Bank PLC Wholesale	NZD	710,000	USD	545,266	03/16/11	(875)
Barclays Bank PLC Wholesale	NZD	278,000	USD	209,139	04/20/11	(4,107)
Barclays Bank PLC Wholesale	SEK	7,890,000	USD	1,191,164	03/16/11	(30,095)
Barclays Bank PLC Wholesale	USD	217,655	AUD	220,000	03/16/11	446
Barclays Bank PLC Wholesale	USD	229,050	AUD	235,000	04/20/11	2,898
Barclays Bank PLC Wholesale	USD	108,260	CAD	110,000	03/16/11	1,493
Barclays Bank PLC Wholesale	USD	1,135,031	CAD	1,132,000	04/20/11	(6,445)
Barclays Bank PLC Wholesale	USD	651,870	CHF	620,000	03/16/11	5,170
Barclays Bank PLC Wholesale	USD	582,217	CHF	552,000	04/20/11	2,964
Barclays Bank PLC Wholesale	USD	408,557	EUR	299,000	04/20/11	423
Barclays Bank PLC Wholesale	USD	769,200	GBP	480,000	03/16/11	(558)
Barclays Bank PLC Wholesale	USD	4,248,175	GBP	2,680,000	03/18/11	43,341
Barclays Bank PLC Wholesale	USD	153,520	GBP	96,000	04/20/11	163
Barclays Bank PLC Wholesale	USD	438,479	JPY	36,000,000	03/16/11	246
Barclays Bank PLC Wholesale	USD	109,542	NOK	660,000	03/16/11	4,493
Barclays Bank PLC Wholesale	USD	184,258	NOK	1,067,000	04/20/11	(240)
Barclays Bank PLC Wholesale	USD	649,137	NZD	885,000	03/16/11	31,616
Barclays Bank PLC Wholesale	USD	537,035	SEK	3,470,000	03/16/11	71
Barclays Bank PLC Wholesale	USD	218,841	SGD	280,000	03/16/11	40
Barclays Capital, Inc.	CAD	2,300,000	USD	2,281,540	02/15/11	(14,706)
Barclays Capital, Inc.	CHF	1,600,000	USD	1,669,291	02/15/11	(25,841)
Barclays Capital, Inc.	CZK	37,383,600	PLN	6,000,000	05/19/11	(41,778)
Barclays Capital, Inc.	DKK	1,200,000	USD	226,919	02/15/11	6,540
Barclays Capital, Inc.	EUR	22,700,000	USD	31,980,123	02/15/11	905,682
Barclays Capital, Inc.	EUR	18,000,000	USD	23,452,776	03/09/11	(1,180,905)
Barclays Capital, Inc.	EUR	4,585,754	USD	6,159,043	05/20/11	(110,611)
Barclays Capital, Inc.	GBP	2,800,000	USD	4,510,948	02/10/11	26,031
Barclays Capital, Inc.	GBP	201,830	USD	316,301	03/08/11	(6,918)
Barclays Capital, Inc.	GBP	147,911	USD	230,000	04/11/11	(6,804)
Barclays Capital, Inc.	SEK	4,300,000	USD	649,206	02/15/11	(17,155)
Barclays Capital, Inc.	USD	18,102	AUD	18,218	02/15/11	24
Barclays Capital, Inc.	USD	23,455,746	EUR	18,000,000	02/15/11	1,184,780
Barclays Capital, Inc.	USD	264,553	EUR	196,291	03/09/11	4,079
BNP Paribas SA	AUD	102,750	USD	100,551	02/15/11	(1,680)
BNP Paribas SA	CAD	568,000	USD	567,535	04/20/11	1,248
BNP Paribas SA	CHF	552,000	USD	584,498	04/20/11	(682)
BNP Paribas SA	EUR	2,162,427	USD	3,000,000	02/22/11	40,085
BNP Paribas SA	EUR	2,162,661	USD	3,000,000	02/28/11	39,996
BNP Paribas SA	EUR	979,499	USD	1,306,482	03/09/11	(34,000)
BNP Paribas SA	EUR	523,838	USD	694,249	03/10/11	(22,635)
BNP Paribas SA	EUR	4,585,790	USD	6,286,145	03/24/11	11,424

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
BNP Paribas SA	EUR	150,000	USD	196,436	04/11/11	$(8,763)
BNP Paribas SA	GBP	205,000	USD	324,671	03/16/11	(3,603)
BNP Paribas SA	GBP	190,037	USD	293,853	04/11/11	(10,395)
BNP Paribas SA	GBP	1,299,000	USD	2,075,305	04/20/11	(4,225)
BNP Paribas SA	HKD	3,900,000	USD	503,384	02/15/11	3,090
BNP Paribas SA	NOK	1,000,000	USD	172,399	02/15/11	(637)
BNP Paribas SA	NOK	3,830,000	USD	652,898	03/16/11	(8,852)
BNP Paribas SA	NZD	431,000	USD	326,771	04/20/11	(3,837)
BNP Paribas SA	SEK	2,140,000	USD	322,337	03/16/11	(8,905)
BNP Paribas SA	USD	534,488	AUD	540,000	03/16/11	850
BNP Paribas SA	USD	231,018	AUD	237,000	04/20/11	2,904
BNP Paribas SA	USD	109,907	CAD	110,000	03/16/11	(153)
BNP Paribas SA	USD	654,656	CHF	620,000	03/16/11	2,384
BNP Paribas SA	USD	578,544	CHF	552,000	04/20/11	6,637
BNP Paribas SA	USD	136,607	EUR	99,695	02/10/11	(124)
BNP Paribas SA	USD	220,377	EUR	164,805	03/09/11	5,166
BNP Paribas SA	USD	1,102,299	EUR	834,184	03/10/11	39,300
BNP Paribas SA	USD	212,268	EUR	155,000	03/16/11	(162)
BNP Paribas SA	USD	4,950,812	EUR	3,696,000	03/18/11	106,770
BNP Paribas SA	USD	982,376	GBP	635,000	03/16/11	34,474
BNP Paribas SA	USD	1,029,275	GBP	649,000	04/20/11	9,689
BNP Paribas SA	USD	547,299	JPY	45,000,000	03/16/11	1,107
BNP Paribas SA	USD	211,393	NZD	275,000	03/16/11	141
BNP Paribas SA	USD	327,452	SGD	425,000	03/16/11	4,777
Brown Brothers Harriman & Co.	CAD	568,000	USD	567,801	04/20/11	1,514
Brown Brothers Harriman & Co.	GBP	840,000	USD	1,308,217	03/16/11	(36,907)
Brown Brothers Harriman & Co.	NZD	435,000	USD	332,201	03/16/11	(2,407)
Brown Brothers Harriman & Co.	SGD	570,000	USD	442,220	03/16/11	(3,357)
Brown Brothers Harriman & Co.	USD	553,193	AUD	560,000	03/16/11	1,973
Brown Brothers Harriman & Co.	USD	221,328	CAD	220,000	03/16/11	(1,821)
Brown Brothers Harriman & Co.	USD	1,328,957	CHF	1,250,000	03/16/11	(4,278)
Brown Brothers Harriman & Co.	USD	532,753	NOK	3,110,000	03/16/11	4,594
Brown Brothers Harriman & Co.	USD	213,890	SEK	1,450,000	03/16/11	10,550
Calyon	USD	230,072	AUD	236,000	04/20/11	2,863
Citibank N.A.	AUD	765,000	USD	756,516	03/16/11	(1,879)
Citibank N.A.	CAD	215,000	USD	216,135	03/16/11	1,616
Citibank N.A.	EUR	3,509,000	USD	4,721,447	04/20/11	(78,244)
Citibank N.A.	GBP	70,000	USD	108,443	03/16/11	(3,651)
Citibank N.A.	NOK	1,300,000	USD	218,923	03/16/11	(5,691)
Citibank N.A.	NZD	580,000	USD	437,204	03/16/11	(8,940)
Citibank N.A.	SGD	285,000	USD	220,174	03/16/11	(2,615)
Citibank N.A.	USD	109,161	AUD	110,000	03/16/11	(111)
Citibank N.A.	USD	366,435	AUD	376,000	04/20/11	4,682
Citibank N.A.	USD	2,709,912	CAD	2,734,000	03/17/11	17,908

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Citibank N.A.	USD	657,498	CHF	635,000	03/16/11	$15,439
Citibank N.A.	USD	325,030	GBP	205,000	03/16/11	3,244
Citibank N.A.	USD	109,972	JPY	9,100,000	03/16/11	928
Citibank N.A.	USD	263,530	NZD	343,000	04/20/11	(424)
Citibank N.A.	USD	324,590	SEK	2,190,000	03/16/11	14,391
Credit Suisse London Branch	CAD	255,000	USD	256,040	04/20/11	1,809
Credit Suisse London Branch	GBP	231,000	USD	367,545	04/20/11	(2,256)
Credit Suisse London Branch	USD	333,406	AUD	342,000	04/20/11	4,153
Credit Suisse London Branch	USD	1,141,134	CAD	1,136,000	04/20/11	(8,560)
Credit Suisse London Branch	USD	326,709	CHF	315,000	03/16/11	7,110
Credit Suisse London Branch	USD	114,080	EUR	85,000	03/16/11	2,236
Credit Suisse London Branch	USD	172,853	EUR	126,000	04/20/11	(507)
Credit Suisse London Branch	USD	2,258,964	GBP	1,421,000	04/20/11	15,872
Credit Suisse London Branch	USD	110,717	JPY	9,200,000	03/16/11	1,402
Credit Suisse London Branch	USD	107,873	NOK	640,000	03/16/11	2,707
Credit Suisse London Branch	USD	256,516	NOK	1,488,000	04/20/11	108
Credit Suisse London Branch	USD	109,732	SEK	750,000	03/16/11	6,357
Credit Suisse London Branch	USD	436,929	TRY	708,000	04/20/11	(509)
Deutsche Bank AG London	AUD	325,000	USD	330,232	03/16/11	8,038
Deutsche Bank AG London	AUD	4,724,000	USD	4,664,273	04/20/11	1,626
Deutsche Bank AG London	CHF	431,000	USD	449,768	04/20/11	(7,139)
Deutsche Bank AG London	CNY	4,250,000	USD	660,194	03/30/12	9,855
Deutsche Bank AG London	JPY	8,137,000	USD	98,112	04/20/11	(1,084)
Deutsche Bank AG London	NOK	330,000	USD	54,636	03/16/11	(2,382)
Deutsche Bank AG London	NOK	1,473,000	USD	254,004	04/20/11	(33)
Deutsche Bank AG London	NZD	225,000	USD	171,355	04/20/11	(1,236)
Deutsche Bank AG London	SEK	883,000	USD	133,293	04/20/11	(3,183)
Deutsche Bank AG London	USD	1,454,729	AUD	1,491,000	04/20/11	16,907
Deutsche Bank AG London	USD	1,438,846	CNY	9,223,000	03/30/12	(27,532)
Deutsche Bank AG London	USD	574,143	EUR	423,000	04/20/11	4,447
Deutsche Bank AG London	USD	174,158	NOK	1,006,000	04/20/11	(660)
Deutsche Bank AG London	USD	210,764	SGD	270,000	03/16/11	299
Goldman Sachs International	AUD	154,000	USD	152,730	04/20/11	730
Goldman Sachs International	CAD	566,000	USD	564,307	04/20/11	14
Goldman Sachs International	EUR	335,000	USD	457,912	03/16/11	(511)
Goldman Sachs International	JPY	244,222,000	USD	2,951,009	04/20/11	(26,225)
Goldman Sachs International	NOK	4,105,000	USD	700,148	04/20/11	(7,811)
Goldman Sachs International	NZD	224,000	USD	172,108	04/20/11	284
Goldman Sachs International	SEK	1,425,000	USD	213,153	04/20/11	(7,095)
Goldman Sachs International	USD	325,670	AUD	330,000	03/16/11	1,481
Goldman Sachs International	USD	100,450	CAD	100,000	04/20/11	(752)
Goldman Sachs International	USD	440,052	CHF	415,000	03/16/11	(259)
Goldman Sachs International	USD	172,608	EUR	129,000	04/20/11	3,841
Goldman Sachs International	USD	658,931	GBP	420,000	03/16/11	13,631

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Goldman Sachs International	USD	301,073	GBP	189,000	04/20/11	$1,491
Goldman Sachs International	USD	109,927	JPY	9,200,000	03/16/11	2,192
Goldman Sachs International	USD	2,276,435	JPY	187,804,000	04/20/11	13,025
Goldman Sachs International	USD	108,071	NOK	650,000	03/16/11	4,236
Goldman Sachs International	USD	1,037,728	NOK	6,098,000	04/20/11	13,949
Goldman Sachs International	USD	110,679	NZD	150,000	03/16/11	4,703
Goldman Sachs International	USD	231,015	NZD	302,000	04/20/11	641
Goldman Sachs International	USD	422,207	SEK	2,780,000	03/16/11	8,097
Goldman Sachs International	USD	5,578,741	SEK	37,189,000	04/20/11	169,179
Goldman Sachs International	USD	220,286	SGD	290,000	03/16/11	6,411
HSBC Bank USA	CAD	565,000	USD	563,417	04/20/11	121
HSBC Bank USA	CHF	210,000	USD	217,971	03/16/11	(4,575)
HSBC Bank USA	EUR	18,000	USD	23,803	03/16/11	(828)
HSBC Bank USA	USD	1,272,555	AUD	1,299,000	04/20/11	9,574
HSBC Bank USA	USD	380,725	CAD	379,000	04/20/11	(2,868)
HSBC Bank USA	USD	52,648	EUR	40,795	03/09/11	3,182
HSBC Bank USA	USD	214,288	EUR	160,000	03/16/11	4,660
HSBC Bank USA	USD	327,697	GBP	205,000	03/16/11	578
HSBC Bank USA	USD	213,621	NZD	275,000	03/16/11	(2,088)
JPMorgan Chase Bank	AUD	556,275	EUR	416,000	03/16/11	17,792
JPMorgan Chase Bank	AUD	330,000	JPY	26,566,320	03/16/11	(3,392)
JPMorgan Chase Bank	AUD	557,000	NZD	728,968	03/16/11	8,541
JPMorgan Chase Bank	AUD	554,000	USD	551,413	03/16/11	2,196
JPMorgan Chase Bank	BRL	882,000	USD	511,008	04/11/11	(10,049)
JPMorgan Chase Bank	CAD	328,880	AUD	334,000	03/16/11	2,973
JPMorgan Chase Bank	CAD	1,220,552	EUR	912,000	03/16/11	30,185
JPMorgan Chase Bank	CAD	666,594	USD	668,026	03/16/11	2,925
JPMorgan Chase Bank	CAD	110,000	USD	110,128	04/20/11	460
JPMorgan Chase Bank	CHF	5,477,517	EUR	4,263,000	03/16/11	28,840
JPMorgan Chase Bank	CHF	537,839	GBP	359,000	03/16/11	4,909
JPMorgan Chase Bank	CHF	2,421,011	USD	2,454,594	03/16/11	(111,054)
JPMorgan Chase Bank	CNY	21,782,000	USD	3,343,405	09/14/11	34,893
JPMorgan Chase Bank	CNY	10,503,000	USD	1,610,841	03/30/12	3,660
JPMorgan Chase Bank	EUR	618,000	AUD	841,867	03/16/11	(11,088)
JPMorgan Chase Bank	EUR	2,799,000	CAD	3,703,873	03/16/11	(134,643)
JPMorgan Chase Bank	EUR	3,537,000	CHF	4,544,117	03/16/11	(24,527)
JPMorgan Chase Bank	EUR	3,191,000	GBP	2,711,517	03/16/11	(24,591)
JPMorgan Chase Bank	EUR	1,896,016	NOK	15,075,106	03/16/11	10,129
JPMorgan Chase Bank	EUR	660,000	NZD	1,141,482	03/16/11	(25,118)
JPMorgan Chase Bank	EUR	2,143,390	SEK	19,238,778	03/16/11	44,819
JPMorgan Chase Bank	EUR	3,000,651	USD	3,896,174	02/17/11	(211,364)
JPMorgan Chase Bank	EUR	13,444,041	USD	17,818,008	03/16/11	(579,160)
JPMorgan Chase Bank	GBP	2,241,365	EUR	2,661,000	03/16/11	52,197
JPMorgan Chase Bank	GBP	945,793	USD	1,511,584	02/28/11	(3,146)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
JPMorgan Chase Bank	GBP	2,123,000	USD	3,370,489	03/16/11	$(29,151)
JPMorgan Chase Bank	JPY	48,339,581	AUD	593,000	03/16/11	(1,225)
JPMorgan Chase Bank	JPY	23,050,278	CAD	277,000	03/16/11	(4,530)
JPMorgan Chase Bank	JPY	79,497,435	EUR	711,000	03/16/11	4,131
JPMorgan Chase Bank	JPY	22,890,048	GBP	174,000	03/16/11	(324)
JPMorgan Chase Bank	JPY	28,573,398	NOK	2,043,000	03/16/11	4,772
JPMorgan Chase Bank	JPY	486,389,410	USD	5,837,748	03/16/11	(89,785)
JPMorgan Chase Bank	MXN	21,498,033	USD	1,750,797	02/10/11	(20,150)
JPMorgan Chase Bank	MXN	3,390,714	USD	279,462	03/28/11	1,197
JPMorgan Chase Bank	NOK	5,500,181	EUR	700,000	03/16/11	7,573
JPMorgan Chase Bank	NOK	2,025,000	SEK	2,306,678	03/16/11	7,160
JPMorgan Chase Bank	NOK	330,000	USD	55,078	03/16/11	(1,940)
JPMorgan Chase Bank	NZD	291,090	GBP	141,000	03/16/11	1,878
JPMorgan Chase Bank	NZD	3,278,000	USD	2,511,618	03/16/11	(9,862)
JPMorgan Chase Bank	NZD	641,000	USD	487,564	04/20/11	(4,130)
JPMorgan Chase Bank	SEK	5,637,015	EUR	623,000	03/16/11	(20,001)
JPMorgan Chase Bank	SEK	13,718,603	USD	2,035,000	03/16/11	(88,444)
JPMorgan Chase Bank	USD	4,110,167	AUD	4,236,780	03/16/11	90,034
JPMorgan Chase Bank	USD	2,465,254	AUD	2,515,000	04/20/11	17,083
JPMorgan Chase Bank	USD	967,230	CAD	977,362	03/16/11	7,943
JPMorgan Chase Bank	USD	975,000	CHF	938,641	03/16/11	19,718
JPMorgan Chase Bank	USD	414,173	CHF	390,000	04/20/11	(730)
JPMorgan Chase Bank	USD	4,736,511	CNY	31,317,000	09/14/11	20,291
JPMorgan Chase Bank	USD	2,195,912	CNY	14,504,000	03/30/12	23,505
JPMorgan Chase Bank	USD	2,336,584	CNY	14,856,000	12/07/12	(29,825)
JPMorgan Chase Bank	USD	815,482	EUR	617,570	02/17/11	29,898
JPMorgan Chase Bank	USD	18,642,624	EUR	13,991,374	03/16/11	503,528
JPMorgan Chase Bank	USD	260,885	EUR	191,000	04/20/11	369
JPMorgan Chase Bank	USD	806,315	GBP	504,509	02/28/11	1,678
JPMorgan Chase Bank	USD	1,503,010	GBP	962,254	03/16/11	37,883
JPMorgan Chase Bank	USD	3,825,011	JPY	315,747,000	03/10/11	22,739
JPMorgan Chase Bank	USD	5,504,112	JPY	453,369,943	03/16/11	21,019
JPMorgan Chase Bank	USD	478,088	JPY	39,251,057	03/17/11	261
JPMorgan Chase Bank	USD	622,003	KRW	696,923,000	04/20/11	(3,442)
JPMorgan Chase Bank	USD	255,342	MXN	3,092,502	03/28/11	(1,551)
JPMorgan Chase Bank	USD	3,491,251	NZD	4,603,691	03/16/11	49,968
JPMorgan Chase Bank	USD	430,838	SEK	2,828,323	03/16/11	6,946
JPMorgan Chase Bank	ZAR	4,435,727	USD	623,337	03/29/11	11,564
Morgan Stanley & Co., Inc.	EUR	14,000	USD	18,518	03/16/11	(640)
Morgan Stanley Capital Services, Inc.	AUD	39,541,100	USD	38,730,440	03/16/11	(469,278)
Morgan Stanley Capital Services, Inc.	CAD	15,790,059	USD	15,681,150	03/16/11	(73,553)
Morgan Stanley Capital Services, Inc.	CHF	25,602,876	USD	26,457,261	03/16/11	(675,195)
Morgan Stanley Capital Services, Inc.	EUR	16,877,821	USD	22,465,496	03/16/11	(630,543)
Morgan Stanley Capital Services, Inc.	GBP	2,984,489	USD	4,692,141	03/16/11	(87,034)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Morgan Stanley Capital Services, Inc.	JPY	1,262,588,835	USD	15,263,817	03/16/11	$(123,107)
Morgan Stanley Capital Services, Inc.	NZD	22,721,338	USD	17,202,916	03/16/11	(274,633)
Morgan Stanley Capital Services, Inc.	SEK	12,486,409	USD	1,804,678	03/16/11	(128,040)
Morgan Stanley Capital Services, Inc.	USD	8,465,031	AUD	8,524,674	03/16/11	(13,956)
Morgan Stanley Capital Services, Inc.	USD	10,519,382	CAD	10,527,624	03/16/11	(15,331)
Morgan Stanley Capital Services, Inc.	USD	19,483,968	CHF	18,653,486	03/16/11	283,924
Morgan Stanley Capital Services, Inc.	USD	25,902,916	EUR	19,406,410	03/16/11	653,309
Morgan Stanley Capital Services, Inc.	USD	37,664,752	GBP	24,052,277	03/16/11	851,073
Morgan Stanley Capital Services, Inc.	USD	7,702,915	JPY	635,499,169	03/16/11	41,790
Morgan Stanley Capital Services, Inc.	USD	7,093,850	NZD	9,464,744	03/16/11	186,554
Morgan Stanley Capital Services, Inc.	USD	29,911,294	SEK	202,516,640	03/16/11	1,435,396
Royal Bank of Canada	AUD	330,000	USD	319,398	03/16/11	(7,752)
Royal Bank of Canada	AUD	166,000	USD	163,957	04/20/11	112
Royal Bank of Canada	CAD	1,700,000	USD	1,695,328	04/20/11	455
Royal Bank of Canada	CHF	530,000	USD	545,856	03/16/11	(15,808)
Royal Bank of Canada	GBP	70,000	USD	108,022	03/16/11	(4,072)
Royal Bank of Canada	JPY	9,200,000	USD	109,580	03/16/11	(2,539)
Royal Bank of Canada	NOK	660,000	USD	109,180	03/16/11	(4,855)
Royal Bank of Canada	NZD	295,000	USD	219,246	03/16/11	(7,671)
Royal Bank of Canada	SEK	750,000	USD	108,718	03/16/11	(7,371)
Royal Bank of Canada	SGD	145,000	USD	110,251	03/16/11	(3,097)
Royal Bank of Canada	USD	651,086	AUD	660,000	03/16/11	3,216
Royal Bank of Canada	USD	348,059	AUD	357,000	04/20/11	4,305
Royal Bank of Canada	USD	215,758	CAD	215,000	03/16/11	(1,240)
Royal Bank of Canada	USD	3,387,070	CAD	3,365,000	04/20/11	(32,219)
Royal Bank of Canada	USD	547,475	CHF	525,000	03/16/11	8,890
Royal Bank of Canada	USD	324,710	EUR	245,000	03/16/11	10,554
Royal Bank of Canada	USD	1,024,394	GBP	650,000	04/20/11	16,172
Royal Bank of Canada	USD	329,043	JPY	27,400,000	03/16/11	4,876
Royal Bank of Canada	USD	652,409	NOK	3,860,000	03/16/11	14,524
Royal Bank of Canada	USD	438,647	NZD	580,000	03/16/11	7,497
Royal Bank of Canada	USD	108,662	SEK	740,000	03/16/11	5,879
Royal Bank of Canada	USD	326,678	SGD	425,000	03/16/11	5,551
Royal Bank of Scotland PLC	AUD	3,398,793	USD	3,394,266	02/15/11	12,637
Royal Bank of Scotland PLC	BRL	10,300,000	USD	5,928,058	03/16/11	(190,622)
Royal Bank of Scotland PLC	CHF	610,000	USD	654,117	03/16/11	7,674
Royal Bank of Scotland PLC	CLP	3,000,000,000	USD	6,198,347	03/16/11	12,625
Royal Bank of Scotland PLC	CZK	37,260,000	PLN	6,000,000	02/18/11	(21,118)
Royal Bank of Scotland PLC	CZK	37,243,800	PLN	6,000,000	04/18/11	(29,268)
Royal Bank of Scotland PLC	EUR	973,954	USD	1,293,810	03/09/11	(39,083)
Royal Bank of Scotland PLC	JPY	385,000,000	USD	4,760,215	02/15/11	69,292
Royal Bank of Scotland PLC	JPY	50,000,000	USD	605,178	04/11/11	(4,303)
Royal Bank of Scotland PLC	NZD	565,000	USD	435,664	03/16/11	1,058
Royal Bank of Scotland PLC	SGD	450,000	USD	349,960	02/15/11	(1,800)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Royal Bank of Scotland PLC	USD	212,484	AUD	210,000	03/16/11	$(4,297)
Royal Bank of Scotland PLC	USD	5,965,827	BRL	10,300,000	03/16/11	152,853
Royal Bank of Scotland PLC	USD	6,301,197	CLP	3,000,000,000	03/16/11	(115,476)
Royal Bank of Scotland PLC	USD	650,538	EUR	490,169	03/09/11	20,277
Royal Bank of Scotland PLC	USD	331,391	JPY	27,000,000	03/16/11	(2,347)
Royal Bank of Scotland PLC	USD	327,046	NOK	1,910,000	03/16/11	2,965
Royal Bank of Scotland PLC	USD	108,946	SEK	730,000	03/16/11	4,048
Royal Bank of Scotland PLC	ZAR	20,302,800	TRY	4,200,000	04/14/11	(202,443)
Royal Bank of Scotland PLC	ZAR	20,302,380	TRY	4,200,000	04/15/11	(202,340)
Standard Chartered Bank	AUD	330,000	USD	323,874	03/16/11	(3,277)
Standard Chartered Bank	CHF	105,000	USD	108,866	03/16/11	(2,407)
Standard Chartered Bank	USD	110,916	CAD	110,000	03/16/11	(1,162)
Standard Chartered Bank	USD	313,837	EUR	235,000	03/16/11	7,743
Standard Chartered Bank	USD	109,922	JPY	9,200,000	03/16/11	2,197
Standard Chartered Bank	USD	216,257	NOK	1,270,000	03/16/11	3,174
Standard Chartered Bank	USD	218,336	NZD	290,000	03/16/11	4,736
Standard Chartered Bank	USD	217,689	SEK	1,460,000	03/16/11	8,298
Standard Chartered Bank	USD	328,137	SGD	425,000	03/16/11	4,092
Standard Chartered Bank	USD	734,886	TWD	21,297,000	04/12/11	(357)
State Street Bank & Trust Co.	GBP	205,000	USD	327,490	03/16/11	(785)
State Street Bank & Trust Co.	SGD	285,000	USD	222,399	03/16/11	(390)
State Street Bank & Trust Co.	USD	214,131	AUD	215,000	03/16/11	(988)
State Street Bank & Trust Co.	USD	328,652	CHF	315,000	03/16/11	5,167
State Street Bank & Trust Co.	USD	215,821	EUR	160,000	03/16/11	3,127
State Street Bank & Trust Co.	USD	328,037	JPY	26,900,000	03/16/11	(212)
State Street Bank & Trust Co.	USD	214,523	NOK	1,250,000	03/16/11	1,453
State Street Bank & Trust Co.	USD	210,029	SEK	1,390,000	03/16/11	5,123
Westpac Banking Corp.	AUD	2,835,000	USD	2,794,918	03/16/11	(15,606)
Westpac Banking Corp.	AUD	2,352,000	USD	2,327,109	04/20/11	5,655
Westpac Banking Corp.	CAD	550,000	USD	549,601	03/16/11	833
Westpac Banking Corp.	CHF	2,925,000	USD	3,057,785	03/16/11	(41,961)
Westpac Banking Corp.	EUR	36,000	USD	47,569	03/16/11	(1,694)
Westpac Banking Corp.	GBP	420,000	USD	652,890	03/16/11	(19,672)
Westpac Banking Corp.	JPY	72,200,000	USD	867,594	03/16/11	(12,293)
Westpac Banking Corp.	NOK	5,080,000	USD	853,969	03/16/11	(23,756)
Westpac Banking Corp.	NZD	2,020,000	USD	1,510,191	03/16/11	(43,619)
Westpac Banking Corp.	SEK	1,480,000	USD	216,744	03/16/11	(12,339)
Westpac Banking Corp.	SGD	1,415,000	USD	1,085,953	03/16/11	(20,174)
Westpac Banking Corp.	USD	1,076,802	AUD	1,085,000	03/16/11	(1,169)
Westpac Banking Corp.	USD	2,420,948	AUD	2,458,000	04/20/11	5,129
Westpac Banking Corp.	USD	327,910	CAD	330,000	03/16/11	1,351
Westpac Banking Corp.	USD	333,275	EUR	250,000	03/16/11	8,832
Westpac Banking Corp.	USD	1,090,022	GBP	695,000	03/16/11	22,908
Westpac Banking Corp.	USD	110,337	JPY	9,100,000	03/16/11	563

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Westpac Banking Corp.	USD	764,029	NOK	4,580,000	03/16/11	$27,306
Westpac Banking Corp.	USD	1,293,164	NZD	1,715,000	03/16/11	26,036
Westpac Banking Corp.	USD	1,178,879	NZD	1,534,000	04/20/11	(2,188)
Westpac Banking Corp.	USD	437,789	SEK	3,000,000	03/16/11	26,568
Westpac Banking Corp.	USD	985,165	SGD	1,275,000	03/16/11	11,522
						$1,153,684

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan Renminbi

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  New Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Bank of America NA	USD	21,200	06/15/14	1.000%		0.304%[16]		$(418,393)	$363,944	$(54,449)
Bank of America NA	USD	11,500	11/05/14	1.626		0.304	[16]	—	190,660	190,660
Bank of America NA	USD	10,000	11/23/14	2.116		0.304	[16]	—	81,673	81,673
Bank of America NA	USD	9,600	11/05/17	0.304	[16]	2.755		—	(375,663)	(375,663)
Bank of America NA	USD	8,900	11/23/19	0.304	[16]	3.587		—	(241,749)	(241,749)
Bank of America NA	USD	2,600	11/05/22	3.575		0.304	[16]	—	164,537	164,537
Bank of America NA	USD	3,200	11/23/27	4.206		0.304	[16]	—	144,727	144,727
Bank of America NA	USD	1,000	06/15/41	3.750		0.304	[16]	(1,029)	109,402	108,373
Barclays Bank PLC	EUR	8,700	11/09/40	3.162		1.319	[17]	—	1,308,202	1,308,202
Barclays Bank PLC	JPY	775,000	11/09/40	0.348	[18]	2.264			(242,899)	(242,899)
Barclays Bank PLC	SEK	22,000	04/23/14	2.080	[19]	2.945		—	(40,541)	(40,541)
BNP Paribas	EUR	70,000	03/21/12	1.074	[20]	1.755		—	(24,539)	(24,539)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

Interest rate swaps—(continued)

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP Paribas	SEK	175,000	04/23/14	2.080	[19]	2.360		$—	$(614,382)	$(614,382)
Citibank NA	EUR	102,810	09/15/11	1.074	[20]	1.342		—	(31,964)	(31,964)
Citibank NA	EUR	1,420	04/23/20	3.850		1.319	[17]	(7,258)	20,413	13,155
Citibank NA	EUR	1,700	04/23/20	1.319	[17]	4.286		—	15,914	15,914
Citibank NA	EUR	8,000	04/23/20	1.319	[17]	4.262		—	64,354	64,354
Citibank NA	EUR	3,190	05/14/20	1.319	[17]	4.270		—	25,720	25,720
Citibank NA	EUR	6,640	05/14/20	1.319	[17]	4.348		—	81,474	81,474
Citibank NA	EUR	420	04/23/40	1.319	[17]	3.600		14,141	(31,218)	(17,077)
Citibank NA	EUR	770	04/23/40	4.119		1.319	[17]	—	(17,735)	(17,735)
Citibank NA	EUR	2,400	04/23/40	4.076		1.319	[17]	—	(35,920)	(35,920)
Citibank NA	EUR	1,960	05/14/40	4.044		1.319	[17]	—	(17,951)	(17,951)
Citibank NA	GBP	2,210	06/15/14	1.074	[21]	1.750		62,581	(82,390)	(19,809)
Citibank NA	JPY	467,000	06/15/18	0.750		0.348	[18]	(77,585)	83,939	6,354
Credit Suisse International	CHF	2,110	10/26/20	1.860%		0.240%[22]		—	66,818	66,818
Credit Suisse International	CHF	560	11/12/20	1.776		0.240	[22]	—	22,501	22,501
Credit Suisse International	EUR	1,210	04/23/20	3.850		1.319	[17]	(9,233)	17,394	8,161
Credit Suisse International	EUR	3,750	04/23/20	3.850		1.319	[17]	(50,516)	53,909	3,393
Credit Suisse International	EUR	1,130	04/23/40	1.319	[17]	3.600		73,192	(83,989)	(10,797)
Credit Suisse International	GBP	1,220	06/15/13	1.074	[21]	1.500		17,747	(23,269)	(5,522)
Credit Suisse International	GBP	1,710	06/15/14	1.074	[21]	1.750		40,160	(63,749)	(23,589)
Credit Suisse International	SEK	2,650	01/07/21	3.590		2.080	[19]	—	5,364	5,364
Deutsche Bank AG	BRL	2,060	01/02/12	11.140	[23]	11.450		—	(6,875)	(6,875)
Deutsche Bank AG	BRL	5,090	01/02/12	11.140	[23]	11.514		—	(15,471)	(15,471)
Deutsche Bank AG	GBP	10	12/17/11	5.250		1.074	[21]	963	(565)	398
Deutsche Bank AG	KRW	200,000	06/12/11	3.050	[24]	3.870		—	603	603
Deutsche Bank AG	KRW	1,420,000	06/26/11	3.050	[24]	3.693		—	3,347	3,347
Deutsche Bank AG	KRW	613,856	07/06/11	3.050	[24]	3.620		—	1,229	1,229
Deutsche Bank AG	KRW	1,025,603	07/07/11	3.050	[24]	3.626		—	2,065	2,065
Deutsche Bank AG	NOK	3,300	01/06/21	2.730	[25]	4.370		—	(3,576)	(3,576)
Deutsche Bank AG	USD	22,500	11/02/14	1.645		0.304	[16]	—	362,111	362,111
Deutsche Bank AG	USD	3,000	06/15/16	1.750		0.304	[16]	(106,267)	105,945	(322)
Deutsche Bank AG	USD	18,800	11/02/17	0.304	[16]	2.750		—	(733,730)	(733,730)
Deutsche Bank AG	USD	2,500	06/15/18	0.304	[16]	2.250		141,593	(139,120)	2,473
Deutsche Bank AG	USD	4,600	06/15/18	2.250		0.304	[16]	(33,679)	255,980	222,301
Deutsche Bank AG	USD	3,100	06/15/21	2.750		0.304	[16]	(175,298)	243,762	68,464
Deutsche Bank AG	USD	5,200	11/02/22	3.545		0.304	[16]	—	340,175	340,175
Goldman Sachs International	NOK	19,750	09/06/20	2.730	[25]	3.840		—	(159,295)	(159,295)
JPMorgan Chase Bank	BRL	1,120	01/02/13	11.140	[23]	12.190		—	(4,356)	(4,356)
JPMorgan Chase Bank	BRL	5,080	01/02/13	11.140	[23]	12.260		—	(17,135)	(17,135)
JPMorgan Chase Bank	CAD	5,260	11/04/15	2.104		1.215	[26]	—	118,135	118,135
JPMorgan Chase Bank	EUR	4,630	11/08/15	1.319	[17]	2.060		—	(207,795)	(207,795)
JPMorgan Chase Bank	EUR	2,130	08/10/20	1.319	[17]	3.530		—	(71,129)	(71,129)
JPMorgan Chase Bank	EUR	3,610	08/10/20	3.042		1.319	[17]	—	215,251	215,251
JPMorgan Chase Bank	EUR	580	08/10/40	3.417		1.319	[17]	—	61,467	61,467
JPMorgan Chase Bank	EUR	940	08/10/40	1.319	[17]	2.920		—	(186,243)	(186,243)
JPMorgan Chase Bank	GBP	440	06/15/14	1.074	[21]	1.750		6,031	(16,404)	(10,373)
JPMorgan Chase Bank	KRW	500,000	06/15/11	3.050	[24]	3.900		—	1,557	1,557
JPMorgan Chase Bank	KRW	1,500,000	06/22/11	3.050	[24]	3.720		—	3,735	3,735
JPMorgan Chase Bank	KRW	487,792	07/08/11	3.050	[24]	3.660		—	1,040	1,040
JPMorgan Chase Bank	USD	8,900	06/15/16	1.750		0.304	[16]	(331,815)	314,303	(17,512)
JPMorgan Chase Bank	USD	1,700	06/15/26	3.250		0.304	[16]	(22,950)	169,955	147,005

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

Interest rate swaps—(concluded)

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Morgan Stanley & Co. International PLC	EUR	4,200	06/15/16	1.319	[17]	2.250		$136,737	$(208,985)	$(72,248)
Morgan Stanley Capital Services Inc.	CHF	920	11/01/20	1.908		0.240	[22]	—	25,301	25,301
Morgan Stanley Capital Services Inc.	NOK	10,700	12/06/20	2.730	[25]	4.170		—	(35,412)	(35,412)
Morgan Stanley Capital Services Inc.	SEK	23,565	12/06/20	3.443		2.080	[19]	—	90,199	90,199
Royal Bank of Scotland PLC	AUD	36,000	08/13/14	4.943	[27]	5.100		—	(384,213)	(384,213)
Royal Bank of Scotland PLC	AUD	3,000	12/10/14	4.943	[27]	5.710		—	(9,937)	(9,937)
Royal Bank of Scotland PLC	GBP	4,420	06/15/13	1.074	[21]	1.500		43,887	(84,303)	(40,416)
Royal Bank of Scotland PLC	SEK	82,000	04/23/14	2.080	[19]	2.620		—	(227,093)	(227,093)
								$(696,991)	$697,510	$519

16  Rate based on 3 Month LIBOR (USD on Interbank Offered Rate).

17  Rate based on 6 Month EURIBOR.

18  Rate based on 6 Month LIBOR (JPY on Interbank Offered Rate).

19  Rate based on 3 Month LIBOR (SEK on Interbank Offered Rate).

20  Rate based on 3 Month EURIBOR.

21  Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate).

22  Rate based on 6 Month LIBOR (CHF on Interbank Offered Rate).

23  Rate based on the Brazil CETIP (Central of Custody and Settlement of Private Bonds) Interbank Deposit Rate.

24  Rate based on 3 Month Korean Won CD.

25  Rate based on 6 Month LIBOR (NOK on Interbank Offered Rate).

26  Rate based on 3 Month LIBOR (CAD on Interbank Offered Rate).

27  Rate based on 3 Month LIBOR (AUD on Interbank Offered Rate).

AUD  Australian Dollar

BRL  Brazilian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

EURIBOR  Euro Interbank Offered Rate

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  South Korean Won

LIBOR  London Interbank Offered Rate

NOK  Norwegian Krone

SEK  Swedish Krona

USD  United States Dollar

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

Credit default swaps on credit indicies—buy protection28

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Barclays Bank PLC	EUR	2,000	12/20/15	1.000%[29]		—%[30]		$(6,973)	$(2,582)	$(9,555)
Barclays Bank PLC	EUR	3,600	12/20/15	1.000	[29]	—	[30]	5,999	(4,647)	1,352
BNP Paribus	EUR	13,500	12/20/15	1.000	[29]	—	[30]	(118,476)	(17,426)	(135,902)
								$(119,450)	$(24,655)	$(144,105)

28  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional value of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

29  Payments made are based on the notional amount.

30  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the iTraxx Europe Main Index.

EUR  Euro

Credit default swaps on sovereign issues—buy protection31

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments made	Value	Unrealized appreciation (depreciation)
Bank of America NA	USD	100	09/20/15	1.000%[29]		—%[32]		$(28,738)	$25,456	$(3,282)
Bank of America NA	USD	200	09/20/15	1.000	[29]	—	[32]	(52,898)	50,913	(1,985)
Bank of America NA	USD	1,310	03/20/16	1.000	[29]	—	[33]	(68,183)	44,951	(23,232)
Citibank NA	USD	2,160	12/20/15	1.000	[29]	—	[34]	(124,856)	139,654	14,798
Citibank NA	USD	720	03/20/16	1.000	[29]	—	[35]	(105,510)	99,151	(6,359)
Citibank NA	USD	180	12/20/20	0.250	[29]	—	[36]	(9,011)	12,648	3,637
Credit Suisse International	USD	1,850	12/20/15	1.000	[29]	—	[35]	(244,146)	244,043	(103)
Deutsche Bank AG	USD	200	09/20/15	1.000	[29]	—	[32]	(53,169)	50,913	(2,256)
Deutsche Bank AG	USD	830	03/20/16	1.000	[29]	—	[33]	(46,943)	28,480	(18,463)
Deutsche Bank AG	USD	1,190	03/20/16	1.000	[29]	—	[34]	(90,690)	81,265	(9,425)
Deutsche Bank AG	USD	1,410	12/20/20	0.250	[29]	—	[36]	(82,244)	99,081	16,837
Deutsche Bank AG	USD	2,060	12/20/20	0.250	[29]	—	[36]	(120,479)	144,757	24,278
Morgan Stanley & Co. International PLC	USD	430	06/20/15	1.000	[29]	—	[32]	(86,084)	106,994	20,910
Morgan Stanley & Co. International PLC	USD	100	12/20/15	1.000	[29]	—	[32]	(27,396)	26,005	(1,391)
Morgan Stanley & Co. International PLC	USD	1,110	06/20/20	0.250	[29]	—	[36]	(29,148)	74,281	45,133
Morgan Stanley & Co. International PLC	USD	1,110	06/20/20	0.250	[29]	—	[36]	(26,314)	74,281	47,967
Morgan Stanley & Co. International PLC	USD	1,120	06/20/20	0.250	[29]	—	[36]	(28,351)	74,950	46,599
								$(1,224,160)	$1,377,823	$153,663

31  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

32  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Hellenic Republic bond, 5.900%, due 10/22/22.

33  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Republic of Italy bond, 6.875%, due 09/27/23.

34  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Spain Government bond, 5.500%, due 07/30/17.

35  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Portuguese Republic bond, 5.450%, due 09/23/13.

36  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the French Government bond, 4.250%, due 04/25/19.

USD  United States Dollar

Credit default swaps on credit indicies—sell protection37

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation/ (depreciation)	Credit spread[38]
Barclays Bank PLC	EUR	2,000	12/20/15	—	[39]	1.000%[40]		$228,372	$(219,022)	$9,350	2.86%
Barclays Bank PLC	EUR	3,600	12/20/15	—	[39]	1.000	[40]	234,748	(394,241)	(159,493)	2.86
BNP Paribas	EUR	13,500	12/20/15	—	[39]	1.000	[40]	980,712	(1,478,405)	(497,693)	2.86
Deutsche Bank AG	USD	2,000	12/20/15	—	[41]	5.000	[40]	(80,139)	70,128	(10,011)	4.15
Deutsche Bank AG	USD	4,000	12/20/15	—	[41]	5.000	[40]	(67,778)	140,256	72,478	4.15
Royal Bank of Scotland	USD	11,600	12/20/15	—	[41]	5.000	[40]	362,500	406,744	769,244	4.15
								$1,658,415	$(1,474,540)	$183,875

37  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

38  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

39  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the bonds in the iTraxx Europe Subordinated Financials Index.

40  Payments received are based on the notional amount.

41  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the bonds in the CDX North America High Yield Index.

EUR  Euro

USD  United States Dollar

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

Credit default swaps on sovereign issues—sell protection42

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received	Value	Unrealized appreciation/ (depreciation)	Credit spread[38]
Bank of America NA	USD	170	3/20/16	—	[43]	1.000%[40]		$34,467	$(32,115)	$2,352	5.84%
Bank of America NA	USD	240	3/20/16	—	[43]	1.000	[40]	48,548	(45,339)	3,209	5.84
Bank of America NA	USD	930	3/20/16	—	[44]	0.250	[40]	15,085	(15,721)	(636)	0.59
Deutsche Bank AG	USD	380	3/20/16	—	[45]	1.000	[40]	42,451	(25,868)	16,583	2.50
JPMorgan Chase Bank	USD	1,300	3/20/21	—	[44]	0.250	[40]	48,488	(53,917)	(5,429)	0.74
JPMorgan Chase Bank	USD	250	3/20/16	—	[46]	1.000	[40]	44,853	(34,007)	10,846	4.26
Morgan Stanley & Co. International PLC	USD	4,760	3/20/16	—	[44]	0.250	[40]	75,333	(80,465)	(5,132)	0.59
Morgan Stanley & Co. International PLC	USD	4,880	3/20/21	—	[44]	0.250	[40]	182,018	(202,395)	(20,377)	0.74
								$491,243	$(489,827)	$1,416

42  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

43  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Ireland Government bond, 4.500%, 04/18/20.

44  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Bundesrepublik Deutschland bond, 6.000%, due 06/20/16.

45  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Spain Government bond, 5.500%, due 07/30/17.

46  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Portuguese Republic bond, 4.250%, due 04/25/19.

USD  United States Dollar

Variance swaps47

Counterparty	Notional amount (000)		Termination dates	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Barclays Bank PLC	GBP	2	12/16/11	Pay	FTSE 100 Index	27.90%	$—	$17,552	$17,552
Barclays Bank PLC	HKD	10	12/29/11	Receive	China Enterprises Index (Hang Seng)	33.75	—	(7,663)	(7,663)
Barclays Bank PLC	EUR	5	12/21/12	Receive	DJ Euro Stoxx 50 Index	32.90	—	(34,951)	(34,951)
Barclays Bank PLC	USD	13	12/21/12	Pay	S&P 500 Index	30.95	—	87,600	87,600
BNP Paribas	EUR	190	12/16/11	Receive	DJ Euro Stoxx 50 Index	34.50	—	(2,261,819)	(2,261,819)
BNP Paribas	GBP	3	12/16/11	Pay	FTSE 100 Index	29.20	—	32,551	32,551
BNP Paribas	GBP	5	12/16/11	Pay	FTSE 100 Index	25.80	—	20,575	20,575
BNP Paribas	GBP	5	12/16/11	Pay	FTSE 100 Index	25.25	—	18,282	18,282
BNP Paribas	GBP	6	12/16/11	Pay	FTSE 100 Index	24.80	—	16,793	16,793
BNP Paribas	GBP	15	12/16/11	Receive	FTSE 100 Index	30.00	—	(178,301)	(178,301)
BNP Paribas	GBP	38	12/16/11	Pay	FTSE 100 Index	30.25	—	463,747	463,747
BNP Paribas	HKD	30	12/29/11	Receive	China Enterprises Index (Hang Seng)	34.95	—	(27,937)	(27,937)
BNP Paribas	HKD	34	12/29/11	Receive	China Enterprises Index (Hang Seng)	35.80	—	(31,570)	(31,570)
BNP Paribas	HKD	50	12/29/11	Receive	China Enterprises Index (Hang Seng)	35.25	—	(42,851)	(42,851)
BNP Paribas	HKD	51	12/29/11	Receive	China Enterprises Index (Hang Seng)	34.80	—	(41,835)	(41,835)
BNP Paribas	HKD	165	12/29/11	Pay	China Enterprises Index (Hang Seng)	35.75	—	172,083	172,083

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

Variance swaps—(concluded)

Counterparty	Notional amount (000)		Termination dates	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP Paribas	HKD	400	12/29/11	Receive	China Enterprises Index (Hang Seng)	35.40%	$—	$(406,100)	$(406,100)
BNP Paribas	JPY	4,800	12/14/12	Receive	Nikkei 225 Index	28.70	—	(177,115)	(177,115)
BNP Paribas	JPY	20,000	12/14/12	Receive	Nikkei 225 Index	32.20	—	(1,553,350)	(1,553,350)
BNP Paribas	EUR	14	12/21/12	Receive	DJ Euro Stoxx 50 Index	27.25		(55,409)	(55,409)
BNP Paribas	EUR	90	12/21/12	Receive	DJ Euro Stoxx 50 Index	35.25	—	(910,585)	(910,585)
BNP Paribas	GBP	1	12/21/12	Pay	FTSE 100 Index	25.40	—	(720)	(720)
BNP Paribas	GBP	2	12/21/12	Pay	FTSE 100 Index	25.40	—	(1,363)	(1,363)
BNP Paribas	GBP	2	12/21/12	Pay	FTSE 100 Index	25.65	—	(684)	(684)
BNP Paribas	USD	25	12/21/12	Pay	S&P 500 Index	26.75	—	71,638	71,638
BNP Paribas	USD	72	12/21/12	Pay	S&P 500 Index	27.40	—	246,287	246,287
BNP Paribas	USD	115	12/21/12	Pay	S&P 500 Index	32.60	—	939,467	939,467
BNP Paribas	USD	233	12/21/12	Pay	S&P 500 Index	32.40	—	1,885,981	1,885,981
BNP Paribas	HKD	10	12/28/12	Receive	China Enterprises Index (Hang Seng)	35.10	—	(3,913)	(3,913)
BNP Paribas	HKD	15	12/28/12	Receive	China Enterprises Index (Hang Seng)	35.50	—	(4,471)	(4,471)
BNP Paribas	HKD	17	12/28/12	Receive	China Enterprises Index (Hang Seng)	35.10	—	(6,702)	(6,702)
BNP Paribas	HKD	18	12/28/12	Receive	China Enterprises Index (Hang Seng)	35.35	—	(7,512)	(7,512)
							$—	$(1,782,295)	$(1,782,295)

47  At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

USD  United States Dollar

The following is a summary of the fair valuations according to the inputs used as of January 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$107,270,844	$77,333,712	$202,567	$184,807,123
Preferred stock	56,957	—	—	56,957
Investment companies	10,149,262	—	—	10,149,262
Rights	—	448	—	448
US government obligations	—	27,468,077	—	27,468,077
Federal home loan mortgage corporation certificates	—	1,998,571	—	1,998,571
Federal national mortgage association certificates	—	15,758,636	—	15,758,636
Collateralized mortgage obligations	—	17,276,909	—	17,276,909
Asset-backed securities	—	15,463,495	—	15,463,495
Corporate notes	—	61,776,032	—	61,776,032
Municipal bonds and notes	—	3,009,376	—	3,009,376
Non-US government obligations	—	7,772,410	—	7,772,410

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2011 (unaudited)

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Time deposits	$—	$27,315,050	$—	$27,315,050
Certificates of deposit	—	6,000,000	—	6,000,000
Short-term US government obligations	—	94,482,275	—	94,482,275
Repurchase agreement	—	57,647,000	—	57,647,000
Options purchased	478,195	1,371,540	—	1,849,735
Common stocks sold short	(11,725,050)	(11,607,952)	—	(23,333,002)
Federal national mortgage association certificate sold short	—	(991,094)	—	(991,094)
Written options	(974,150)	(1,511,107)	—	(2,485,257)
Swaptions	—	(132,628)	—	(132,628)
Futures contracts, net	(1,853,931)	477,744	—	(1,376,187)
Forward foreign currency contracts, net	—	1,153,684	—	1,153,684
Swap agreements, net	—	(1,695,984)	—	(1,695,984)
Total	$103,402,127	$400,366,194	$202,567	$503,970,888

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the six months ended January 31, 2011:

Common stocks
Beginning balance	$—
Net purchases/(sales)	132,953
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	69,614
Net transfers in/(out) of Level 3	—
Ending balance	$202,567

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2011 was $69,614.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2010 to January 31, 2011.

Actual expenses

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value August 1, 2010	Ending account value January 31, 2011	Expenses paid during period[1] 08/01/10 to 01/31/11	Expense ratio during the period
PACE Money Market Investments
Class P	Actual	$1,000.00	$1,000.10	$1.41	0.28%
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.79	1.43	0.28
PACE Government Securities Fixed Income Investments
Class A	Actual	1,000.00	1,005.90	5.16	1.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.06	5.19	1.02
Class B	Actual	1,000.00	1,002.70	8.93	1.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.28	9.00	1.77
Class C	Actual	1,000.00	1,004.10	7.68	1.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.54	7.73	1.52
Class Y	Actual	1,000.00	1,007.90	3.90	0.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	3.92	0.77
Class P	Actual	1,000.00	1,007.90	3.90	0.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	3.92	0.77
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,004.00	4.70	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.52	4.74	0.93
Class B	Actual	1,000.00	1,000.20	8.47	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.74	8.54	1.68
Class C	Actual	1,000.00	1,001.40	7.21	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.00	7.27	1.43
Class Y	Actual	1,000.00	1,005.20	3.44	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68
Class P	Actual	1,000.00	1,005.20	3.44	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68

PACE Select Advisors Trust

		Beginning account value August 1, 2010	Ending account value January 31, 2011	Expenses paid during period[1] 08/01/10 to 01/31/11	Expense ratio during the period
PACE Strategic Fixed Income Investments
Class A	Actual	$1,000.00	$1,014.70	$5.38	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.86	5.40	1.06
Class B	Actual	1,000.00	1,010.80	9.17	1.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.08	9.20	1.81
Class C	Actual	1,000.00	1,012.30	7.91	1.56
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.34	7.93	1.56
Class Y	Actual	1,000.00	1,015.20	4.11	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.12	4.13	0.81
Class P	Actual	1,000.00	1,015.90	4.12	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.12	4.13	0.81
PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	977.90	4.64	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.52	4.74	0.93
Class B	Actual	1,000.00	974.20	8.36	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.74	8.54	1.68
Class C	Actual	1,000.00	975.40	7.12	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.00	7.27	1.43
Class Y	Actual	1,000.00	979.10	3.39	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68
Class P	Actual	1,000.00	978.40	3.39	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68
PACE International Fixed Income Investments
Class A	Actual	1,000.00	1,041.20	6.43	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class B	Actual	1,000.00	1,037.90	10.27	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00
Class C	Actual	1,000.00	1,039.60	8.69	1.69
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.69	8.59	1.69
Class Y	Actual	1,000.00	1,042.50	5.15	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
Class P	Actual	1,000.00	1,042.40	5.15	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00

PACE Select Advisors Trust

		Beginning account value August 1, 2010	Ending account value January 31, 2011	Expenses paid during period[1] 08/01/10 to 01/31/11	Expense ratio during the period
PACE High Yield Investments
Class A	Actual	$1,000.00	$1,086.00	$7.10	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87	1.35
Class C	Actual	1,000.00	1,083.60	9.19	1.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.38	8.89	1.75
Class Y	Actual	1,000.00	1,087.20	5.79	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10
Class P	Actual	1,000.00	1,087.90	5.79	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10
PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	1,173.40	6.46	1.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.26	6.01	1.18
Class B	Actual	1,000.00	1,167.20	11.03	2.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.02	10.26	2.02
Class C	Actual	1,000.00	1,167.60	10.98	2.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.07	10.21	2.01
Class Y	Actual	1,000.00	1,174.00	5.32	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.32	4.94	0.97
Class P	Actual	1,000.00	1,174.10	5.15	0.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.47	4.79	0.94
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,213.40	6.81	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.06	6.21	1.22
Class B	Actual	1,000.00	1,208.50	11.41	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.87	10.41	2.05
Class C	Actual	1,000.00	1,207.90	11.41	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.87	10.41	2.05
Class Y	Actual	1,000.00	1,214.90	5.53	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.21	5.04	0.99
Class P	Actual	1,000.00	1,215.60	5.36	0.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.37	4.89	0.96

PACE Select Advisors Trust

		Beginning account value August 1, 2010	Ending account value January 31, 2011	Expenses paid during period[1] 08/01/10 to 01/31/11	Expense ratio during the period
PACE Small/Medium Co Value Equity Investments
Class A	Actual	$1,000.00	$1,198.20	$7.26	1.31%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.67	1.31
Class B	Actual	1,000.00	1,191.60	11.93	2.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.32	10.97	2.16
Class C	Actual	1,000.00	1,193.90	11.45	2.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.77	10.51	2.07
Class Y	Actual	1,000.00	1,200.20	6.04	1.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.71	5.55	1.09
Class P	Actual	1,000.00	1,200.00	6.43	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.90	1.16
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	1,272.80	7.45	1.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.61	1.30
Class B	Actual	1,000.00	1,265.00	12.16	2.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.47	10.82	2.13
Class C	Actual	1,000.00	1,267.20	12.17	2.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.47	10.82	2.13
Class Y	Actual	1,000.00	1,273.90	6.02	1.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.91	5.35	1.05
Class P	Actual	1,000.00	1,274.20	6.48	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.51	5.75	1.13
PACE International Equity Investments
Class A	Actual	1,000.00	1,142.00	7.61	1.41
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	7.17	1.41
Class B	Actual	1,000.00	1,135.00	12.75	2.37
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.26	12.03	2.37
Class C	Actual	1,000.00	1,138.10	12.13	2.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.86	11.42	2.25
Class Y	Actual	1,000.00	1,143.00	6.37	1.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.26	6.01	1.18
Class P	Actual	1,000.00	1,144.30	6.32	1.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.31	5.96	1.17

PACE Select Advisors Trust

		Beginning account value August 1, 2010	Ending account value January 31, 2011	Expenses paid during period[1] 08/01/10 to 01/31/11	Expense ratio during the period
PACE International Emerging Markets Equity Investments
Class A	Actual	$1,000.00	$1,126.90	$9.76	1.82%
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.03	9.25	1.82
Class B	Actual	1,000.00	1,121.10	14.54	2.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.49	13.79	2.72
Class C	Actual	1,000.00	1,122.30	13.75	2.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.25	13.03	2.57
Class Y	Actual	1,000.00	1,126.70	8.68	1.62
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.04	8.24	1.62
Class P	Actual	1,000.00	1,126.60	9.54	1.78
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.23	9.05	1.78
PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	1,154.30	7.87	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.37	1.45
Class C	Actual	1,000.00	1,148.80	11.92	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.12	11.17	2.20
Class Y	Actual	1,000.00	1,156.40	6.52	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class P	Actual	1,000.00	1,156.90	6.52	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,043.40	10.40	2.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.02	10.26	2.02
Class C	Actual	1,000.00	1,040.60	14.04	2.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.44	13.84	2.73
Class Y	Actual	1,000.00	1,043.70	9.17	1.78
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.23	9.05	1.78
Class P	Actual	1,000.00	1,045.90	9.13	1.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.28	9.00	1.77

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

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PACE Select Advisors Trust

Statement of assets and liabilities

January 31, 2011 (unaudited)

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost—$293,798,228; $822,183,428; $481,542,906; $791,640,147; $313,374,705; $479,571,827 and $232,981,707, respectively)[1]	$293,798,228	$823,819,887	$486,103,135	$807,277,091
Investment in an affiliated security, at value (cost—$0; $0; $354,915; $8,151,915; $0; $0 and $20,415,235, respectively)	—	—	354,915	8,151,915
Repurchase agreements, at value (cost—$52,756,000; $10,700,000; $58,323,000; $15,341,000; $0; $13,860,000; and $7,278,000, respectively)	52,756,000	10,700,000	58,323,000	15,341,000
Total investments in securities, at value (cost—$346,554,228; $832,883,428; $540,220,821; $815,133,062; $313,374,705; $493,431,827 and $260,674,942, respectively)	$346,554,228	$834,519,887	$544,781,050	$830,770,006
Cash	542	1,688,696	234,074	—
Foreign currency, at value (cost—$0; $0; $52,454; $213,743; $0; $302 and $985,178, respectively)	—	—	54,612	217,454
Receivable from affiliate	86,761	—	—	—
Receivable for investments sold	—	335,054,898	32,345,241	159,182,972
Receivable for shares of beneficial interest sold	2,139,654	398,477	257,131	1,053,311
Receivable for interest	67,001	2,067,869	3,003,845	7,110,588
Swap agreements, at value[3]	—	380,000	—	1,140,247
Due from broker	—	—	—	142,861
Unrealized appreciation on forward foreign currency contracts	—	—	683,917	788,509
Receivable for variation margin	—	—	228,749	—
Receivable for foreign tax reclaims	—	—	317	6,008
Other assets	25,096	53,934	64,335	729,318
Total assets	348,873,282	1,174,163,761	581,653,271	1,001,141,274
Liabilities:
Payable for shares of beneficial interest repurchased	1,328,146	485,321	242,643	772,664
Payable to custodian	3,559	44,560	28,264	71,045
Dividends payable to shareholders	1,271	—	—	—
Payable for investments purchased	—	406,407,839	124,188,134	225,604,872
Investments sold short, at value (proceeds—$0; $151,183,031; $0; $2,972,812; $0; $0; and $0, respectively)	—	150,915,773	—	2,973,282
Due to broker	—	1,830,544	—	616,738
Payable to affiliate	—	311,364	202,091	388,396
Unrealized depreciation on forward foreign currency contracts	—	—	828,614	2,370,331
Payable for cash collateral from securities loaned	—	—	354,915	8,151,915
Payable for foreign withholding taxes	—	—	651	—
Swap agreements, at value[3]	—	—	—	991,304
Options and swaptions written, at value (premiums received $0; $0; $0; $570,269; $0; $0; and $0, respectively)	—	—	—	852,925
Payable for variation margin	—	—	—	7,350
Accrued expenses and other liabilities	373,015	221,804	140,986	258,560
Total liabilities	1,705,991	560,217,205	125,986,298	243,059,382

1 Includes $0; $0; $349,810; $8,005,936; $0; $0; and $19,931,886, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2 Includes restricted cash of $1,947,501 delivered to broker as initial margin for futures contracts for PACE International Fixed Income Investments.

3 Net upfront payments made by PACE Government Securities Fixed Income Investments were $669,385 and net upfront payments received by PACE Strategic Fixed Income Investments were $196,716.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost—$293,798,228; $822,183,428; $481,542,906; $791,640,147; $313,374,705; $479,571,827 and $232,981,707, respectively)[1]	$316,761,683	$510,852,680	$256,101,125
Investment in an affiliated security, at value (cost—$0; $0; $354,915; $8,151,915; $0; $0 and $20,415,235, respectively)	—	—	20,415,235
Repurchase agreements, at value (cost—$52,756,000; $10,700,000; $58,323,000; $15,341,000; $0; $13,860,000; and $7,278,000, respectively)	—	13,860,000	7,278,000
Total investments in securities, at value (cost—$346,554,228; $832,883,428; $540,220,821; $815,133,062; $313,374,705; $493,431,827 and $260,674,942, respectively)	$316,761,683	$524,712,680	$283,794,360
Cash	2	1,948,376[2]	697
Foreign currency, at value (cost—$0; $0; $52,454; $213,743; $0; $302 and $985,178, respectively)	—	309	1,013,275
Receivable from affiliate	—	—	—
Receivable for investments sold	—	—	583,115
Receivable for shares of beneficial interest sold	434,773	683,571	970,007
Receivable for interest	3,376,385	7,635,733	4,413,979
Swap agreements, at value[3]	—	—	—
Due from broker	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	4,780,239	10,436
Receivable for variation margin	—	2,310,011	—
Receivable for foreign tax reclaims	—	68,967	961
Other assets	44,110	51,181	24,830
Total assets	320,616,953	542,191,067	290,811,660
Liabilities:
Payable for shares of beneficial interest repurchased	420,636	442,132	226,445
Payable to custodian	17,901	78,860	17,652
Dividends payable to shareholders	—	—	—
Payable for investments purchased	8,091,210	792,480	6,518,440
Investments sold short, at value (proceeds—$0; $151,183,031; $0; $2,972,812; $0; $0; and $0, respectively)	—	—	—
Due to broker	—	—	—
Payable to affiliate	160,492	318,188	176,346
Unrealized depreciation on forward foreign currency contracts	—	2,894,718	1,878,474
Payable for cash collateral from securities loaned	—	—	20,415,235
Payable for foreign withholding taxes	—	3,868	—
Swap agreements, at value[3]	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $570,269; $0; $0; and $0, respectively)	—	—	—
Payable for variation margin	—	—	—
Accrued expenses and other liabilities	79,829	265,636	124,794
Total liabilities	8,770,068	4,795,882	29,357,386

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)

January 31, 2011 (unaudited)

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$347,168,798	$614,567,860	$466,832,035	$743,984,141
Accumulated undistributed (distributions in excess of) net investment income	—	(543,727)	(344,616)	4,966,225
Accumulated net realized gains (losses)	(1,507)	(1,691,909)	(16,925,664)	(5,017,028)
Net unrealized appreciation	—	1,614,332	6,105,218	14,148,554
Net assets	$347,167,291	$613,946,556	$455,666,973	$758,081,892
Class A
Net assets	$—	$84,402,723	$40,657,326	$47,083,729
Shares outstanding	—	6,440,978	3,406,176	3,340,282
Net asset value per share	$—	$13.10	$11.94	$14.10
Maximum offering price per share	$—	$13.72	$12.50	$14.76
Class B
Net assets	$—	$123,407	$139,823	$266,873
Shares outstanding	—	9,412	11,692	18,938
Net asset value and offering price per share	$—	$13.11	$11.96	$14.09
Class C
Net assets	$—	$23,587,094	$4,131,287	$12,698,860
Shares outstanding	—	1,798,228	345,694	900,844
Net asset value and offering price per share	$—	$13.12	$11.95	$14.10
Class Y
Net assets	$—	$48,991,251	$1,499,740	$2,585,366
Shares outstanding	—	3,737,915	125,631	183,599
Net asset value, offering price and redemption value per share[1]	$—	$13.11	$11.94	$14.08
Class P
Net assets	$347,167,291	$456,842,081	$409,238,797	$695,447,064
Shares outstanding	347,168,959	34,845,590	34,274,425	49,359,843
Net asset value, offering price and redemption value per share[1]	$1.00	$13.11	$11.94	$14.09

1 Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$310,933,578	$528,314,205	$239,946,940
Accumulated undistributed (distributions in excess of) net investment income	218	(15,456,388)	(1,518,443)
Accumulated net realized gains (losses)	(2,473,889)	(11,142,613)	1,723,902
Net unrealized appreciation	3,386,978	35,679,981	21,301,875
Net assets	$311,846,885	$537,395,185	$261,454,274
Class A
Net assets	$75,097,241	$97,151,742	$21,973,942
Shares outstanding	6,023,776	8,265,714	2,067,382
Net asset value per share	$12.47	$11.75	$10.63
Maximum offering price per share	$13.06	$12.30	$11.13
Class B
Net assets	$54,004	$145,000	$—
Shares outstanding	4,328	12,297	—
Net asset value and offering price per share	$12.48	$11.79	$—
Class C
Net assets	$14,438,635	$7,528,259	$3,544,670
Shares outstanding	1,158,047	640,315	333,757
Net asset value and offering price per share	$12.47	$11.76	$10.62
Class Y
Net assets	$119,479	$5,376,962	$19,583
Shares outstanding	9,577	458,469	1,837
Net asset value, offering price and redemption value per share[1]	$12.48	$11.73	$10.66
Class P
Net assets	$222,137,526	$427,193,222	$235,916,079
Shares outstanding	17,813,360	36,340,965	22,159,574
Net asset value, offering price and redemption value per share[1]	$12.47	$11.76	$10.65

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)

January 31, 2011 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,059,499,950; $909,267,629; $370,974,451; $351,730,704; $820,683,648; $274,958,937; $80,471,127; and $513,103,487, respectively)[1]	$1,229,061,992	$1,147,001,963	$442,517,546	$461,664,726
Investment in an affiliated security, at value (cost—$0; $6,131,816; $17,130,836; $39,103,164; $17,660,681; $1,870,979; $2,481,515; and $0, respectively)	—	6,131,816	17,130,836	39,103,164
Total investments in securities, at value (cost—$1,059,499,950; $915,399,445; $388,105,287; $390,833,868; $838,344,329; $276,829,916; $82,952,642; and $513,103,487, respectively)	$1,229,061,992	$1,153,133,779	$459,648,382	$500,767,890
Cash	1,223	2,244	2,021	1,440
Foreign currency, at value (cost—$0; $0; $0; $0; $5,582,232; $154,453; $12,208 and $4,070,087, respectively)	—	—	—	—
Receivable for investments sold	992,344	6,493,710	3,709,450	535,708
Receivable for shares of beneficial interest sold	1,193,106	1,122,063	387,911	386,523
Receivable for dividends and interest	1,137,613	816,805	119,179	32,395
Swap agreements, at value[4]	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for foreign tax reclaims	54,433	56,613	—	—
Other assets	68,893	67,295	44,251	45,207
Total assets	1,232,509,604	1,161,692,509	463,911,194	501,769,163
Liabilities:
Payable for investments purchased	2,371,299	8,305,898	5,936,333	3,194,954
Payable for shares of beneficial interest repurchased	876,085	780,452	333,297	328,561
Payable to affiliate	823,864	778,790	310,865	322,071
Payable to custodian	79,462	74,537	28,340	29,952
Payable for cash collateral from securities loaned	—	6,131,816	17,130,836	39,103,164
Payable for foreign withholding taxes	—	15,797	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Payable for variation margin	—	—	—	—
Investments sold short, at value (proceeds—$0; $0; $0; $0; $0; $0; $0; and $21,460,131, respectively)	—	—	—	—
Swap agreements, at value[4]	—	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0; and $3,129,983, respectively)	—	—	—	—
Due to broker	—	—	—	—
Payable for dividends and interest on investments sold short	—	—	—	—
Accrued expenses and other liabilities	331,512	253,785	282,716	270,314
Total liabilities	4,482,222	16,341,075	24,022,387	43,249,016

1 Includes $0; $6,071,188; $16,539,526; $38,243,101; $16,911,770; $1,806,420; $2,395,307; and $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2 Includes restricted cash of $27,000 and $24,071,730 delivered to broker as initial margin for investments sold short, futures contracts and/or swaps for PACE International Equity Investments and PACE Alternative Strategies Investments, respectively.

3 Includes restricted foreign cash of $258,605 delivered to broker as initial margin for futures contracts for PACE International Equity Investments.

4 Net upfront payments received by PACE Alternative Strategies Investments were $109,057.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,059,499,950; $909,267,629; $370,974,451; $351,730,704; $820,683,648; $274,958,937; $80,471,127; and $513,103,487, respectively)[1]	$889,859,264	$305,124,580	$95,459,776	$532,831,356
Investment in an affiliated security, at value (cost—$0; $6,131,816; $17,130,836; $39,103,164; $17,660,681; $1,870,979; $2,481,515; and $0, respectively)	17,660,681	1,870,979	2,481,515	—
Total investments in securities, at value (cost—$1,059,499,950; $915,399,445; $388,105,287; $390,833,868; $838,344,329; $276,829,916; $82,952,642; and $513,103,487, respectively)	$907,519,945	$306,995,559	$97,941,291	$532,831,356
Cash	29,499[2]	306,066	23,768	24,175,863[2]
Foreign currency, at value (cost—$0; $0; $0; $0; $5,582,232; $154,453; $12,208 and $4,070,087, respectively)	5,587,816[3]	157,681	12,322	4,126,025
Receivable for investments sold	802,287	3,101,549	424,151	33,386,465
Receivable for shares of beneficial interest sold	1,020,831	444,287	232,112	1,608,079
Receivable for dividends and interest	859,024	545,005	219,277	1,578,948
Swap agreements, at value[4]	—	—	—	11,104,612
Due from broker	—	—	—	536,452
Unrealized appreciation on forward foreign currency contracts	1,358,017	—	—	8,212,238
Receivable for foreign tax reclaims	639,869	11,631	15,735	135,518
Other assets	75,732	42,501	35,394	38,892
Total assets	917,893,020	311,604,279	98,904,050	617,734,448
Liabilities:
Payable for investments purchased	3,773,730	1,637,601	721,680	41,274,770
Payable for shares of beneficial interest repurchased	696,281	224,828	62,603	660,794
Payable to affiliate	684,378	301,535	33,114	646,760
Payable to custodian	137,310	112,204	10,859	87,891
Payable for cash collateral from securities loaned	17,660,681	1,870,979	2,481,515	—
Payable for foreign withholding taxes	25,267	298,291	59,538	30,958
Unrealized depreciation on forward foreign currency contracts	923,003	—	—	7,058,554
Payable for variation margin	83,442	—	—	1,883,599
Investments sold short, at value (proceeds—$0; $0; $0; $0; $0; $0; $0; and $21,460,131, respectively)	—	—	—	24,324,096
Swap agreements, at value[4]	—	—	—	12,800,596
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0; and $3,129,983, respectively)	—	—	—	2,617,885
Due to broker	—	—	—	2,410,488
Payable for dividends and interest on investments sold short	—	—	—	2,843
Accrued expenses and other liabilities	300,202	252,367	139,424	11,486
Total liabilities	24,284,294	4,697,805	3,508,733	93,810,720

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)

January 31, 2011 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,396,052,577	$1,115,978,351	$438,595,753	$428,818,816
Accumulated undistributed (distributions in excess of) net investment income	(242,330)	2,038,166	(30,464)	(1,130,971)
Accumulated net realized loss	(337,344,907)	(210,399,417)	(70,219,577)	(79,101,720)
Net unrealized appreciation	169,562,042	237,734,334	71,543,095	109,934,022
Net assets	$1,228,027,382	$1,145,351,434	$439,888,807	$458,520,147
Class A
Net assets	$157,370,475	$66,512,008	$32,909,983	$39,789,547
Shares outstanding	9,162,018	3,666,076	1,923,032	2,545,220
Net asset value per share	$17.18	$18.14	$17.11	$15.63
Maximum offering price per share	$18.18	$19.20	$18.11	$16.54
Class B
Net assets	$145,822	$92,867	$20,411	$16,896
Shares outstanding	8,422	5,565	1,313	1,200
Net asset value and offering price per share	$17.31	$16.69	$15.55	$14.08
Class C
Net assets	$16,346,499	$4,524,390	$5,645,165	$3,879,953
Shares outstanding	949,891	270,407	360,991	273,677
Net asset value and offering price per share	$17.21	$16.73	$15.64	$14.18
Class Y
Net assets	$18,418,308	$14,420,816	$378,798	$95,472
Shares outstanding	1,070,320	777,796	21,585	5,882
Net asset value, offering price and redemption value per share[1]	$17.21	$18.54	$17.55	$16.23
Class P
Net assets	$1,035,746,278	$1,059,801,353	$400,934,450	$414,738,279
Shares outstanding	60,378,453	57,405,512	23,003,994	25,790,473
Net asset value, offering price and redemption value per share[1]	$17.15	$18.46	$17.43	$16.08

1 Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,110,886,927	$292,922,484	$130,216,649	$633,244,632
Accumulated undistributed (distributions in excess of) net investment income	(2,188,394)	572,235	(4,527,891)	(648,888)
Accumulated net realized loss	(284,688,573)	(16,531,445)	(45,282,042)	(124,323,211)
Net unrealized appreciation	69,598,766	29,943,200	14,988,601	15,651,195
Net assets	$893,608,726	$306,906,474	$95,395,317	$523,923,728
Class A
Net assets	$69,884,118	$23,206,894	$4,418,034	$65,178,824
Shares outstanding	5,310,661	1,701,791	771,878	6,879,877
Net asset value per share	$13.16	$13.64	$5.72	$9.47
Maximum offering price per share	$13.93	$14.43	$6.05	$10.02
Class B
Net assets	$5,403	$48,237	$—	$—
Shares outstanding	407	3,748	—	—
Net asset value and offering price per share	$13.28	$12.87	$—	$—
Class C
Net assets	$3,928,393	$3,851,776	$197,782	$7,099,697
Shares outstanding	303,618	301,761	34,607	762,759
Net asset value and offering price per share	$12.94	$12.76	$5.72	$9.31
Class Y
Net assets	$23,114,659	$20,033,250	$175,627	$1,667,582
Shares outstanding	1,759,016	1,443,936	30,594	175,135
Net asset value, offering price and redemption value per share[1]	$13.14	$13.87	$5.74	$9.52
Class P
Net assets	$796,676,153	$259,766,317	$90,603,874	$449,977,625
Shares outstanding	60,733,200	18,784,361	15,821,833	47,392,888
Net asset value, offering price and redemption value per share[1]	$13.12	$13.83	$5.73	$9.49

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations

For the six months ended January 31, 2011 (unaudited)

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $685; $0; $0; $0; and $0, respectively)	$542,965	$11,086,471	$7,155,554	$16,259,351
Dividends	—	—	—	240,000
Affiliated securities lending income	50	—	5,904	2,337
	543,015	11,086,471	7,161,458	16,501,688
Expenses:
Investment management and administration fees	660,314	1,965,987	1,254,204	2,330,019
Service fees–Class A	—	112,297	53,404	58,851
Service and distribution fees–Class B	—	740	735	1,429
Service and distribution fees–Class C	—	91,078	16,933	48,674
Transfer agency and related services fees	808,205	427,607	205,132	501,150
Reports and notices to shareholders	114,424	36,935	20,456	42,803
Professional fees	42,845	71,043	62,609	68,844
Custody and accounting fees	25,449	137,863	88,341	198,653
State registration fees	19,425	36,064	34,194	38,849
Trustees' fees	9,358	10,318	9,527	10,585
Insurance expense	5,516	6,993	5,224	8,299
Interest expense	—	100	—	—
Other expenses	6,808	22,383	15,901	18,300
	1,692,344	2,919,408	1,766,660	3,326,456
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(1,168,226)	(251,247)	(75,569)	(117,706)
Net expenses	524,118	2,668,161	1,691,091	3,208,750
Net investment income	18,897	8,418,310	5,470,367	13,292,938
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	(24)	(986,188)	2,723,629	7,549,145
Futures	—	315,895	(560,987)	1,386,264
Options and swaptions written	—	1,092,053	—	(181,790)
Investments sold short	—	(39)	—	—
Swaps	—	(1,419,208)	—	436,607
Forward foreign currency contracts	—	—	515,796	(3,988,736)
Foreign currency transactions	—	—	20,575	8,727
Net realized gain (loss)	(24)	(997,487)	2,699,013	5,210,217
Net change in unrealized appreciation/depreciation of:
Investments	—	(2,585,494)	(7,623,233)	(5,773,846)
Futures	—	(261,891)	2,255,121	(890,418)
Options and swaptions written	—	(130,362)	—	792,021
Investments sold short	—	533,191	13,481	(470)
Swaps	—	(326,221)	—	(1,214,717)
Forward foreign currency contracts	—	—	(515,391)	676,027
Other assets and liabilities denominated in foreign currency	—	—	2,554	(50,268)
Net change in unrealized appreciation/depreciation	—	(2,770,777)	(5,867,468)	(6,461,671)
Net realized and unrealized gains (losses) from investment activities	(24)	(3,768,264)	(3,168,455)	(1,251,454)
Net increase (decrease) in net assets resulting from operations	$18,873	$4,650,046	$2,301,912	$12,041,484

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $685; $0; $0; $0; and $0, respectively)	$6,296,168	$9,072,722	$9,764,293
Dividends	—	—	239,233
Affiliated securities lending income	—	—	126,251
	6,296,168	9,072,722	10,129,777
Expenses:
Investment management and administration fees	886,524	2,027,166	978,569
Service fees–Class A	103,095	125,646	21,867
Service and distribution fees–Class B	285	790	—
Service and distribution fees–Class C	58,186	28,595	12,113
Transfer agency and related services fees	93,605	513,731	221,105
Reports and notices to shareholders	13,078	46,657	17,240
Professional fees	56,833	68,638	58,824
Custody and accounting fees	56,680	239,119	52,171
State registration fees	30,892	34,342	29,796
Trustees' fees	8,988	9,534	8,333
Insurance expense	3,668	6,516	2,286
Interest expense	69	—	—
Other expenses	13,196	13,946	12,097
	1,325,099	3,114,680	1,414,401
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(43,489)	(279,965)	(44,494)
Net expenses	1,281,610	2,834,715	1,369,907
Net investment income	5,014,558	6,238,007	8,759,870
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	1,043,660	4,133,747	2,194,853
Futures	—	(4,100,267)	—
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swaps	—	—	—
Forward foreign currency contracts	—	8,635,306	(1,006,496)
Foreign currency transactions	—	(463,362)	(363,336)
Net realized gain (loss)	1,043,660	8,205,424	825,021
Net change in unrealized appreciation/depreciation of:
Investments	(13,165,642)	6,153,008	11,381,769
Futures	—	4,156,803	—
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swaps	—	—	—
Forward foreign currency contracts	—	(2,901,093)	(900,925)
Other assets and liabilities denominated in foreign currency	—	193,074	30,367
Net change in unrealized appreciation/depreciation	(13,165,642)	7,601,792	10,511,211
Net realized and unrealized gains (losses) from investment activities	(12,121,982)	15,807,216	11,336,232
Net increase (decrease) in net assets resulting from operations	$(7,107,424)	$22,045,223	$20,096,102

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)

For the six months ended January 31, 2011 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $19; $0; and $3,646, respectively)	$875	$1,527	$639	$474
Dividends (net of foreign witholding taxes of $2,710; $25,931; $0; $2,129; $647,851; $335,888; $49,440 and $92,649, respectively)	10,950,998	7,207,922	2,291,268	1,040,967
Affiliated securities lending income	1,246	29,540	40,209	243,469
	10,953,119	7,238,989	2,332,116	1,284,910
Expenses:
Investment management and administration fees	4,305,256	4,178,732	1,618,175	1,676,690
Service fees–Class A	188,066	77,509	37,707	45,525
Service and distribution fees–Class B	737	452	159	82
Service and distribution fees–Class C	79,253	21,338	26,699	17,870
Transfer agency and related services fees	631,185	582,674	531,041	532,605
Custody and accounting fees	225,922	209,611	79,701	82,536
Professional fees	62,365	68,932	58,559	58,614
Reports and notices to shareholders	61,401	58,212	54,423	44,764
State registration fees	38,391	37,675	31,729	31,925
Insurance expense	13,208	11,859	4,452	4,467
Trustees' fees	12,096	11,550	8,989	8,999
Interest expense	—	—	—	—
Dividend expense, interest expense and other borrowing costs for investments sold short	—	—	—	—
Other expenses	20,248	28,463	15,093	14,534
	5,638,128	5,287,007	2,466,727	2,518,611
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(371)	(89,217)	(73,321)	(102,730)
Net expenses	5,637,757	5,197,790	2,393,406	2,415,881
Net investment income (loss)	5,315,362	2,041,199	(61,290)	(1,130,971)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $665,269; $0; and $0, respectively)	50,696,573	53,901,327	25,591,027	16,049,577
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	—	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Net realized gain	50,696,573	53,901,327	25,591,027	16,049,577
Net change in unrealized appreciation/depreciation of:
Investments	127,552,892	149,032,875	48,241,836	85,224,019
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	—	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Other assets and liabilities denominated in foreign currency	—	—	—	—
Net change in unrealized appreciation/depreciation	127,552,892	149,032,875	48,241,836	85,224,019
Net realized and unrealized gain from investment activities	178,249,465	202,934,202	73,832,863	101,273,596
Net increase in net assets resulting from operations	$183,564,827	$204,975,401	$73,771,573	$100,142,625

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $19; $0; and $3,646, respectively)	$236	$354	$18	$2,551,079
Dividends (net of foreign witholding taxes of $2,710; $25,931; $0; $2,129; $647,851; $335,888; $49,440 and $92,649, respectively)	9,269,369	3,399,719	1,606,407	1,958,675
Affiliated securities lending income	238,707	12,252	8,507	—
	9,508,312	3,412,325	1,614,932	4,509,754
Expenses:
Investment management and administration fees	3,772,367	1,662,634	349,631	3,495,686
Service fees–Class A	86,476	27,726	5,380	75,749
Service and distribution fees–Class B	56	296	—	—
Service and distribution fees–Class C	19,220	19,855	954	36,604
Transfer agency and related services fees	568,777	484,204	199,942	245,130
Custody and accounting fees	398,837	324,969	32,778	252,609
Professional fees	71,693	62,187	63,571	91,329
Reports and notices to shareholders	47,834	42,174	21,209	27,776
State registration fees	36,759	30,451	24,752	36,584
Insurance expense	10,395	3,438	823	5,452
Trustees' fees	10,692	8,403	7,659	9,401
Interest expense	1,159	2,716	—	8,725
Dividend expense, interest expense and other borrowing costs for investments sold short	—	—	—	172,535
Other expenses	26,551	24,571	18,020	21,880
	5,050,816	2,693,624	724,719	4,479,460
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(68)	—	(193,938)	(1,077)
Net expenses	5,050,748	2,693,624	530,781	4,478,383
Net investment income (loss)	4,457,564	718,701	1,084,151	31,371
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $665,269; $0; and $0, respectively)	14,437,091	46,396,342	4,797,896	13,388,244
Futures	188,664	—	—	1,580,417
Options and swaptions written	—	—	—	63,289
Investments sold short	—	—	—	(2,706,051)
Swaps	—	—	—	1,079,137
Forward foreign currency contracts	1,149,590	—	—	(6,293,630)
Foreign currency transactions	283,072	(244,022)	(723)	(146,069)
Net realized gain	16,058,417	46,152,320	4,797,173	6,965,337
Net change in unrealized appreciation/depreciation of:
Investments	91,593,894	(12,583,162)	6,482,103	17,748,701
Futures	(120,990)	—	—	(564,651)
Options and swaptions written	—	—	—	564,435
Investments sold short	—	—	—	(2,587,438)
Swaps	—	—	—	(1,521,805)
Forward foreign currency contracts	329,265	—	—	891,408
Other assets and liabilities denominated in foreign currency	(18,252)	375,523	(3,900)	84,256
Net change in unrealized appreciation/depreciation	91,783,917	(12,207,639)	6,478,203	14,614,906
Net realized and unrealized gain from investment activities	107,842,334	33,944,681	11,275,376	21,580,243
Net increase in net assets resulting from operations	$112,299,898	$34,663,382	$12,359,527	$21,611,614

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	PACE Money Market Investments		PACE Government Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the six months ended January 31, 2011 (unaudited)	For the year ended July 31, 2010	For the six months ended January 31, 2011 (unaudited)	For the year ended July 31, 2010	For the six months ended January 31, 2011 (unaudited)	For the year ended July 31, 2010
From operations:
Net investment income	$18,897	$43,561	$8,418,310	$19,750,643	$5,470,367	$13,710,690
Net realized gains (losses)	(24)	(94)	(997,487)	26,064,435	2,699,013	4,979,981
Net change in unrealized appreciation/depreciation	—	—	(2,770,777)	12,933,532	(5,867,468)	13,117,623
Net increase (decrease) in net assets resulting from operations	18,873	43,467	4,650,046	58,748,610	2,301,912	31,808,294
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(1,176,875)	(3,092,475)	(449,188)	(1,454,509)
Net investment income–Class B	—	—	(1,333)	(3,663)	(1,010)	(4,138)
Net investment income–Class C	—	—	(258,769)	(700,042)	(35,935)	(134,304)
Net investment income–Class Y	—	—	(732,883)	(1,558,291)	(22,063)	(78,814)
Net investment income–Class P	(18,897)	(43,561)	(6,845,642)	(16,487,839)	(5,036,839)	(13,904,993)
Net realized gains–Class A	—	—	(3,234,533)	(3,082,896)	—	—
Net realized gains–Class B	—	—	(4,578)	(4,285)	—	—
Net realized gains–Class C	—	—	(886,763)	(821,564)	—	—
Net realized gains–Class Y	—	—	(1,877,527)	(1,438,485)	—	—
Net realized gains–Class P	(1,389)	(10,489)	(17,268,828)	(15,257,195)	—	—
	(20,286)	(54,050)	(32,287,731)	(42,446,735)	(5,545,035)	(15,576,758)
From beneficial interest transactions:
Net proceeds from shares sold	163,466,892	409,092,964	64,012,690	162,167,465	50,993,376	146,111,607
Cost of shares repurchased	(202,526,686)	(552,857,220)	(96,017,855)	(150,566,609)	(67,710,298)	(112,192,313)
Proceeds from dividends reinvested	11,300	33,528	29,937,327	39,428,168	5,106,252	14,435,941
Net increase (decrease) in net assets from beneficial interest transactions	(39,048,494)	(143,730,728)	(2,067,838)	51,029,024	(11,610,670)	48,355,235
Redemption fees	—	—	27,104	35,049	14,770	33,544
Net increase (decrease) in net assets	(39,049,907)	(143,741,311)	(29,678,419)	67,365,948	(14,839,023)	64,620,315
Net assets:
Beginning of period	386,217,198	529,958,509	643,624,975	576,259,027	470,505,996	405,885,681
End of period	$347,167,291	$386,217,198	$613,946,556	$643,624,975	$455,666,973	$470,505,996
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$(543,727)	$53,465	$(344,616)	$(269,948)

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the six months ended January 31, 2011 (unaudited)	For the year ended July 31, 2010	For the six months ended January 31, 2011 (unaudited)	For the year ended July 31, 2010
From operations:
Net investment income	$13,292,938	$25,265,746	$5,014,558	$10,057,677
Net realized gains (losses)	5,210,217	28,675,034	1,043,660	(337,288)
Net change in unrealized appreciation/depreciation	(6,461,671)	51,979,570	(13,165,642)	12,365,344
Net increase (decrease) in net assets resulting from operations	12,041,484	105,920,350	(7,107,424)	22,085,733
Dividends and distributions to shareholders from:
Net investment income–Class A	(852,433)	(1,573,552)	(1,192,019)	(2,642,625)
Net investment income–Class B	(4,074)	(11,180)	(608)	(1,834)
Net investment income–Class C	(203,430)	(372,694)	(185,275)	(401,842)
Net investment income–Class Y	(57,351)	(159,112)	(1,949)	(4,175)
Net investment income–Class P	(13,538,915)	(28,715,448)	(3,634,489)	(7,008,463)
Net realized gains–Class A	(1,289,755)	(41,715)	—	—
Net realized gains–Class B	(7,592)	(395)	—	—
Net realized gains–Class C	(360,580)	(11,433)	—	—
Net realized gains–Class Y	(75,877)	(4,631)	—	—
Net realized gains–Class P	(19,163,723)	(741,454)	—	—
	(35,553,730)	(31,631,614)	(5,014,340)	(10,058,939)
From beneficial interest transactions:
Net proceeds from shares sold	91,023,522	193,295,918	28,808,067	84,935,927
Cost of shares repurchased	(95,603,928)	(175,530,436)	(37,556,235)	(68,680,922)
Proceeds from dividends reinvested	33,815,605	30,395,726	4,226,769	8,481,872
Net increase (decrease) in net assets from beneficial interest transactions	29,235,199	48,161,208	(4,521,399)	24,736,877
Redemption fees	26,314	38,697	8,305	14,907
Net increase (decrease) in net assets	5,749,267	122,488,641	(16,634,858)	36,778,578
Net assets:
Beginning of period	752,332,625	629,843,984	328,481,743	291,703,165
End of period	$758,081,892	$752,332,625	$311,846,885	$328,481,743
Accumulated undistributed (distributions in excess of) net investment income	$4,966,225	$6,329,490	$218	$—

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE International Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the six months ended January 31, 2011 (unaudited)	For the year ended July 31, 2010	For the six months ended January 31, 2011 (unaudited)	For the year ended July 31, 2010	For the six months ended January 31, 2011 (unaudited)	For the year ended July 31, 2010
From operations:
Net investment income (loss)	$6,238,007	$12,637,486	$8,759,870	$16,963,583	$5,315,362	$11,115,134
Net realized gains	8,205,424	12,551,643	825,021	9,726,065	50,696,573	64,628,748
Net change in unrealized appreciation/depreciation	7,601,792	(3,389,286)	10,511,211	13,323,709	127,552,892	59,307,694
Net increase in net assets resulting from operations	22,045,223	21,799,843	20,096,102	40,013,357	183,564,827	135,051,576
Dividends and distributions to shareholders from:
Net investment income–Class A	(1,273,365)	(6,049,909)	(671,058)	(765,754)	(1,238,328)	(1,427,479)
Net investment income–Class B	(1,370)	(9,958)	—	—	—	—
Net investment income–Class C	(78,593)	(393,818)	(115,832)	(152,806)	—	(31,970)
Net investment income–Class Y	(78,348)	(454,829)	(481)	(605)	(185,964)	(316,414)
Net investment income–Class P	(5,816,226)	(23,807,959)	(8,627,675)	(14,154,934)	(10,356,972)	(10,516,247)
Net realized gains–Class A	—	—	—	(78,625)	—	—
Net realized gains–Class C	—	—	—	(16,928)	—	—
Net realized gains–Class Y	—	—	—	(51)	—	—
Net realized gains–Class P	—	—	—	(1,255,813)	—	—
Return of capital–Class A	—	(192,113)	—	—	—	—
Return of capital–Class B	—	(248)	—	—	—	—
Return of capital–Class C	—	(11,357)	—	—	—	—
Return of capital–Class Y	—	(13,488)	—	—	—	—
Return of capital–Class P	—	(833,372)	—	—	—	—
	(7,247,902)	(31,767,051)	(9,415,046)	(16,425,516)	(11,781,264)	(12,292,110)
From beneficial interest transactions:
Net proceeds from shares sold	52,094,041	113,913,467	45,731,737	78,982,899	87,311,027	189,228,067
Cost of shares repurchased	(52,046,481)	(101,037,675)	(29,441,629)	(48,839,004)	(118,280,147)	(254,574,170)
Proceeds from dividends reinvested	6,676,549	29,414,162	8,824,691	15,514,240	11,209,799	11,815,305
Net increase (decrease) in net assets from beneficial interest transactions	6,724,109	42,289,954	25,114,799	45,658,135	(19,759,321)	(53,530,798)
Redemption fees	9,855	18,579	7,586	11,666	10,751	34,372
Net increase in net assets	21,531,285	32,341,325	35,803,441	69,257,642	152,034,993	69,263,040
Net assets:
Beginning of period	515,863,900	483,522,575	225,650,833	156,393,191	1,075,992,389	1,006,729,349
End of period	$537,395,185	$515,863,900	$261,454,274	$225,650,833	$1,228,027,382	$1,075,992,389
Accumulated undistributed (distributions in excess of) net investment income	$(15,456,388)	$(14,446,493)	$(1,518,443)	$(863,267)	$(242,330)	$6,223,572

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the six months ended January 31, 2011 (unaudited)	For the year ended July 31, 2010	For the six months ended January 31, 2011 (unaudited)	For the year ended July 31, 2010
From operations:
Net investment income (loss)	$2,041,199	$1,659,535	$(61,290)	$435,026
Net realized gains	53,901,327	57,779,334	25,591,027	51,988,477
Net change in unrealized appreciation/depreciation	149,032,875	52,043,717	48,241,836	13,559,055
Net increase in net assets resulting from operations	204,975,401	111,482,586	73,771,573	65,982,558
Dividends and distributions to shareholders from:
Net investment income–Class A	—	(116,030)	—	(16,813)
Net investment income–Class B	—	—	—	—
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	(26,597)	(100,359)	(174)	(13,258)
Net investment income–Class P	(1,631,101)	(4,102,688)	(147,159)	(818,895)
Net realized gains–Class A	—	—	—	—
Net realized gains–Class C	—	—	—	—
Net realized gains–Class Y	—	—	—	—
Net realized gains–Class P	—	—	—	—
Return of capital–Class A	—	—	—	—
Return of capital–Class B	—	—	—	—
Return of capital–Class C	—	—	—	—
Return of capital–Class Y	—	—	—	—
Return of capital–Class P	—	—	—	—
	(1,657,698)	(4,319,077)	(147,333)	(848,966)
From beneficial interest transactions:
Net proceeds from shares sold	85,734,204	186,545,357	32,148,529	64,946,583
Cost of shares repurchased	(113,823,670)	(228,881,459)	(44,996,713)	(95,629,678)
Proceeds from dividends reinvested	1,587,203	4,184,445	141,911	826,718
Net increase (decrease) in net assets from beneficial interest transactions	(26,502,263)	(38,151,657)	(12,706,273)	(29,856,377)
Redemption fees	8,623	31,168	4,794	13,369
Net increase in net assets	176,824,063	69,043,020	60,922,761	35,290,584
Net assets:
Beginning of period	968,527,371	899,484,351	378,966,046	343,675,462
End of period	$1,145,351,434	$968,527,371	$439,888,807	$378,966,046
Accumulated undistributed (distributions in excess of) net investment income	$2,038,166	$1,654,665	$(30,464)	$178,159

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the six months ended January 31, 2011 (unaudited)	For the year ended July 31, 2010	For the six months ended January 31, 2011 (unaudited)	For the year ended July 31, 2010	For the six months ended January 31, 2011 (unaudited)	For the year ended July 31, 2010
From operations:
Net investment income (loss)	$(1,130,971)	$(2,005,318)	$4,457,564	$14,556,203	$718,701	$2,150,750
Net realized gains	16,049,577	57,725,409	16,058,417	16,552,276	46,152,320	159,232
Net change in unrealized appreciation/depreciation	85,224,019	(1,119,645)	91,783,917	(13,858,933)	(12,207,639)	40,318,395
Net increase in net assets resulting from operations	100,142,625	54,600,446	112,299,898	17,249,546	34,663,382	42,628,377
Dividends to shareholders from:
Net investment income–Class A	—	—	(1,165,174)	(1,498,115)	(163,519)	(253,419)
Net investment income–Class B	—	—	—	(401)	—	—
Net investment income–Class C	—	—	(33,337)	(54,114)	—	(38,834)
Net investment income–Class Y	—	—	(433,443)	(812,371)	(177,379)	(551,002)
Net investment income–Class P	—	—	(14,656,797)	(16,405,498)	(1,739,478)	(3,017,588)
	—	—	(16,288,751)	(18,770,499)	(2,080,376)	(3,860,843)
From beneficial interest transactions:
Net proceeds from shares sold	31,625,715	65,977,633	77,925,153	169,969,986	33,273,239	53,575,620
Cost of shares repurchased	(47,550,791)	(93,868,360)	(87,960,468)	(187,811,537)	(38,241,802)	(84,031,041)
Proceeds from dividends reinvested	—	—	15,566,010	18,146,234	2,000,811	3,764,075
Net increase (decrease) in net assets from beneficial interest transactions	(15,925,076)	(27,890,727)	5,530,695	304,683	(2,967,752)	(26,691,346)
Redemption fees	3,934	14,263	9,634	29,308	6,497	16,208
Net increase (decrease) in net assets	84,221,483	26,723,982	101,551,476	(1,186,962)	29,621,751	12,092,396
Net assets:
Beginning of period	374,298,664	347,574,682	792,057,250	793,244,212	277,284,723	265,192,327
End of period	$458,520,147	$374,298,664	$893,608,726	$792,057,250	$306,906,474	$277,284,723
Accumulated undistributed (distributions in excess of) net investment income	$(1,130,971)	$—	$(2,188,394)	$9,642,793	$572,235	$1,933,910

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the six months ended January 31, 2011 (unaudited)	For the year ended July 31, 2010	For the six months ended January 31, 2011 (unaudited)	For the year ended July 31, 2010
From operations:
Net investment income (loss)	$1,084,151	$1,658,115	$31,371	$1,069,754
Net realized gains	4,797,173	8,195,357	6,965,337	15,343,826
Net change in unrealized appreciation/depreciation	6,478,203	1,809,258	14,614,906	4,137,729
Net increase in net assets resulting from operations	12,359,527	11,662,730	21,611,614	20,551,309
Dividends to shareholders from:
Net investment income–Class A	(281,969)	(294,268)	(583,054)	(183,571)
Net investment income–Class B	—	—	—	—
Net investment income–Class C	(11,375)	(12,411)	(18,811)	—
Net investment income–Class Y	(10,901)	(4,423)	(14,369)	(28,303)
Net investment income–Class P	(5,732,414)	(5,852,048)	(5,018,075)	(2,293,558)
	(6,036,659)	(6,163,150)	(5,634,309)	(2,505,432)
From beneficial interest transactions:
Net proceeds from shares sold	14,704,319	26,534,560	98,150,817	147,143,220
Cost of shares repurchased	(9,548,017)	(16,205,411)	(60,768,750)	(144,625,395)
Proceeds from dividends reinvested	5,791,238	5,976,100	5,436,694	2,436,809
Net increase (decrease) in net assets from beneficial interest transactions	10,947,540	16,305,249	42,818,761	4,954,634
Redemption fees	2,247	5,061	15,241	29,553
Net increase (decrease) in net assets	17,272,655	21,809,890	58,811,307	23,030,064
Net assets:
Beginning of period	78,122,662	56,312,772	465,112,421	442,082,357
End of period	$95,395,317	$78,122,662	$523,923,728	$465,112,421
Accumulated undistributed (distributions in excess of) net investment income	$(4,527,891)	$424,617	$(648,888)	$4,954,050

See accompanying notes to financial statements.

This page has been left blank intentionally.

PACE Select Advisors Trust

Financial highlights

PACE Money Market Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.008	0.033	0.048	0.038
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)	(0.048)	(0.038)
Distributions from net realized gains	(0.000)[1]	(0.000)[1]	(0.000)[1]	—	—	—
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)	(0.048)	(0.038)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.81%	3.40%	4.86%	3.89%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.90%[3]	0.90%	0.89%	0.93%	0.92%	0.99%
Expenses after fee waivers and/or expense reimbursements by manager	0.28%[3]	0.27%	0.59%	0.60%	0.60%	0.60%
Net investment income	0.01%[3]	0.01%	0.78%	3.27%	4.75%	3.89%
Supplemental data:
Net assets, end of period (000's)	$347,167	$386,217	$529,959	$523,243	$408,562	$342,573

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Annualized.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Government Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.71	$13.36	$12.87	$12.72	$12.71	$13.20
Net investment income	0.17[1]	0.41[1]	0.57[1]	0.56[1]	0.57[1]	0.51
Net realized and unrealized gains (losses)	(0.09)	0.86	0.56	0.15	0.00[2]	(0.31)
Net increase from operations	0.08	1.27	1.13	0.71	0.57	0.20
Dividends from net investment income	(0.18)	(0.46)	(0.64)	(0.56)	(0.56)	(0.53)
Distributions from net realized gains	(0.51)	(0.46)	—	—	—	(0.16)
Total dividends and distributions	(0.69)	(0.92)	(0.64)	(0.56)	(0.56)	(0.69)
Net asset value, end of period	$13.10	$13.71	$13.36	$12.87	$12.72	$12.71
Total investment return[3]	0.59%	9.92%	9.09%	5.53%	4.52%	1.61%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.06%[4,5]	1.08%	1.07%	1.12%	1.13%	1.17%
Expenses after fee waivers and/or expense reimbursements by manager	1.02%[4,5]	1.02%	1.02%	1.07%	1.12%	1.11%
Net investment income	2.44%[4]	3.06%	4.41%	4.30%	4.40%	3.97%
Supplemental data:
Net assets, end of period (000's)	$84,403	$92,416	$90,386	$91,614	$99,378	$114,663
Portfolio turnover	546%	1,065%	877%	588%	495%	575%
	Class C
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.72	$13.37	$12.88	$12.73	$12.72	$13.21
Net investment income	0.13[1]	0.35[1]	0.51[1]	0.50[1]	0.50[1]	0.45
Net realized and unrealized gains (losses)	(0.07)	0.85	0.55	0.14	0.01	(0.32)
Net increase from operations	0.06	1.20	1.06	0.64	0.51	0.13
Dividends from net investment income	(0.15)	(0.39)	(0.57)	(0.49)	(0.50)	(0.46)
Distributions from net realized gains	(0.51)	(0.46)	—	—	—	(0.16)
Total dividends and distributions	(0.66)	(0.85)	(0.57)	(0.49)	(0.50)	(0.62)
Net asset value, end of period	$13.12	$13.72	$13.37	$12.88	$12.73	$12.72
Total investment return[3]	0.41%	9.37%	8.45%	5.06%	4.00%	1.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.58%[4,5]	1.61%	1.63%	1.68%	1.70%	1.75%
Expenses after fee waivers and/or expense reimbursements by manager	1.52%[4,5]	1.52%	1.52%	1.57%	1.62%	1.62%
Net investment income	1.95%[4]	2.56%	3.90%	3.80%	3.90%	3.45%
Supplemental data:
Net assets, end of period (000's)	$23,587	$24,394	$24,477	$24,536	$26,449	$30,338
Portfolio turnover	546%	1,065%	877%	588%	495%	575%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

	Class B
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.71	$13.36	$12.87	$12.73	$12.72	$13.20
Net investment income	0.11[1]	0.30[1]	0.46[1]	0.45[1]	0.46[1]	0.40
Net realized and unrealized gains (losses)	(0.07)	0.87	0.56	0.15	0.01	(0.29)
Net increase from operations	0.04	1.17	1.02	0.60	0.47	0.11
Dividends from net investment income	(0.13)	(0.36)	(0.53)	(0.46)	(0.46)	(0.43)
Distributions from net realized gains	(0.51)	(0.46)	—	—	—	(0.16)
Total dividends and distributions	(0.64)	(0.82)	(0.53)	(0.46)	(0.46)	(0.59)
Net asset value, end of period	$13.11	$13.71	$13.36	$12.87	$12.73	$12.72
Total investment return[3]	0.27%	9.12%	8.16%	4.72%	3.73%	0.92%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.85%[4,5]	1.91%	1.86%	1.89%	1.88%	1.93%
Expenses after fee waivers and/or expense reimbursements by manager	1.77%[4,5]	1.77%	1.77%	1.82%	1.87%	1.86%
Net investment income	1.67%[4]	2.29%	3.70%	3.55%	3.64%	3.20%
Supplemental data:
Net assets, end of period (000's)	$123	$157	$173	$769	$1,617	$2,776
Portfolio turnover	546%	1,065%	877%	588%	495%	575%
	Class Y
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.71	$13.36	$12.87	$12.73	$12.72	$13.20
Net investment income	0.18[1]	0.44[1]	0.61[1]	0.59[1]	0.61[1]	0.55
Net realized and unrealized gains (losses)	(0.07)	0.86	0.55	0.15	0.00[2]	(0.30)
Net increase from operations	0.11	1.30	1.16	0.74	0.61	0.25
Dividends from net investment income	(0.20)	(0.49)	(0.67)	(0.60)	(0.60)	(0.57)
Distributions from net realized gains	(0.51)	(0.46)	—	—	—	(0.16)
Total dividends and distributions	(0.71)	(0.95)	(0.67)	(0.60)	(0.60)	(0.73)
Net asset value, end of period	$13.11	$13.71	$13.36	$12.87	$12.73	$12.72
Total investment return[3]	0.79%	10.20%	9.29%	5.86%	4.87%	1.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.88%[4,5]	0.89%	0.92%	0.90%	0.79%	0.84%
Expenses after fee waivers and/or expense reimbursements by manager	0.77%[4,5]	0.77%	0.77%	0.82%	0.79%	0.81%
Net investment income	2.70%[4]	3.29%	4.65%	4.56%	4.74%	4.27%
Supplemental data:
Net assets, end of period (000's)	$48,991	$49,486	$39,199	$25,669	$13,658	$8,460
Portfolio turnover	546%	1,065%	877%	588%	495%	575%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Government Securities Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.71	$13.36	$12.87	$12.72	$12.72	$13.20
Net investment income	0.18[1]	0.44[1]	0.61[1]	0.59[1]	0.60[1]	0.54
Net realized and unrealized gains (losses)	(0.07)	0.86	0.55	0.15	(0.01)	(0.30)
Net increase from operations	0.11	1.30	1.16	0.74	0.59	0.24
Dividends from net investment income	(0.20)	(0.49)	(0.67)	(0.59)	(0.59)	(0.56)
Distributions from net realized gains	(0.51)	(0.46)	—	—	—	(0.16)
Total dividends and distributions	(0.71)	(0.95)	(0.67)	(0.59)	(0.59)	(0.72)
Net asset value, end of period	$13.11	$13.71	$13.36	$12.87	$12.72	$12.72
Total investment return[2]	0.79%	10.20%	9.27%	5.87%	4.71%	1.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.86%[3,4]	0.88%	0.86%	0.90%	0.91%	0.96%
Expenses after fee waivers and/or expense reimbursements by manager	0.77%[3,4]	0.77%	0.77%	0.82%	0.87%	0.87%
Net investment income	2.69%[3]	3.30%	4.66%	4.55%	4.66%	4.22%
Supplemental data:
Net assets, end of period (000's)	$456,842	$477,172	$422,024	$542,337	$469,556	$384,472
Portfolio turnover	546%	1,065%	877%	588%	495%	575%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

This page has been left blank intentionally.

PACE Select Advisors Trust

Financial highlights

PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.02	$11.58	$11.51	$11.39	$11.27	$11.44
Net investment income[1]	0.13	0.34	0.44	0.48	0.43	0.38
Net realized and unrealized gains (losses)	(0.08)	0.49	0.08	0.12	0.12	(0.17)
Net increase from operations	0.05	0.83	0.52	0.60	0.55	0.21
Dividends from net investment income	(0.13)	(0.39)	(0.45)	(0.48)	(0.43)	(0.38)
Net asset value, end of period	$11.94	$12.02	$11.58	$11.51	$11.39	$11.27
Total investment return[2]	0.40%	7.24%	4.88%	5.26%	4.96%	1.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.98%[3]	1.00%[4]	1.02%	1.05%	1.08%	1.10%
Expenses after fee waivers and/or expense reimbursements by manager	0.93%[3]	0.93%[4]	0.93%	0.93%	1.05%	1.06%
Net investment income	2.08%[3]	2.93%	3.97%	4.10%	3.81%	3.36%
Supplemental data:
Net assets, end of period (000's)	$40,657	$42,905	$45,165	$46,257	$51,800	$59,884
Portfolio turnover	431%	974%	512%	387%	255%	349%
	Class C
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.03	$11.59	$11.52	$11.40	$11.28	$11.46
Net investment income[1]	0.10	0.29	0.38	0.42	0.38	0.32
Net realized and unrealized gains (losses)	(0.08)	0.48	0.09	0.12	0.11	(0.17)
Net increase from operations	0.02	0.77	0.47	0.54	0.49	0.15
Dividends from net investment income	(0.10)	(0.33)	(0.40)	(0.42)	(0.37)	(0.33)
Net asset value, end of period	$11.95	$12.03	$11.59	$11.52	$11.40	$11.28
Total investment return[2]	0.14%	6.70%	4.36%	4.72%	4.43%	1.30%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.48%[3]	1.50%[4]	1.53%	1.57%	1.57%	1.59%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.43%[3]	1.43%[4]	1.43%	1.43%	1.55%	1.55%
Net investment income	1.58%[3]	2.43%	3.43%	3.60%	3.31%	2.86%
Supplemental data:
Net assets, end of period (000's)	$4,131	$4,646	$5,185	$3,992	$4,116	$5,301
Portfolio turnover	431%	974%	512%	387%	255%	349%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  During the year ended July 31, 2009, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios net and before fee waivers and/or expense reimbursements are the same since the fee waiver/
reimbursement represents less than 0.01%.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.04	$11.60	$11.53	$11.41	$11.29	$11.46
Net investment income[1]	0.08	0.25	0.36	0.38	0.34	0.28
Net realized and unrealized gains (losses)	(0.08)	0.50	0.08	0.13	0.13	(0.15)
Net increase from operations	—	0.75	0.44	0.51	0.47	0.13
Dividends from net investment income	(0.08)	(0.31)	(0.37)	(0.39)	(0.35)	(0.30)
Net asset value, end of period	$11.96	$12.04	$11.60	$11.53	$11.41	$11.29
Total investment return[2]	0.02%	6.43%	4.08%	4.45%	4.18%	1.13%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.81%[3]	1.82%[4]	1.82%	1.91%	1.84%	1.89%
Expenses after fee waivers and/or expense reimbursements by manager	1.68%[3]	1.68%[4]	1.68%	1.68%	1.80%	1.80%
Net investment income	1.33%[3]	2.18%	3.23%	3.35%	3.04%	2.56%
Supplemental data:
Net assets, end of period (000's)	$140	$157	$155	$166	$324	$637
Portfolio turnover	431%	974%	512%	387%	255%	349%
	Class Y
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.02	$11.59	$11.51	$11.39	$11.28	$11.45
Net investment income[1]	0.14	0.38	0.47	0.51	0.47	0.41
Net realized and unrealized gains (losses)	(0.08)	0.48	0.09	0.11	0.10	(0.17)
Net increase from operations	0.06	0.86	0.56	0.62	0.57	0.24
Dividends from net investment income	(0.14)	(0.43)	(0.48)	(0.50)	(0.46)	(0.41)
Net asset value, end of period	$11.94	$12.02	$11.59	$11.51	$11.39	$11.28
Total investment return[2]	0.52%	7.53%	5.15%	5.52%	5.17%	2.17%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.84%[3]	0.74%[4]	0.68%	0.76%	0.80%	0.83%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	0.68%[3]	0.68%[4]	0.68%[5]	0.68%	0.80%[6]	0.80%
Net investment income	2.33%[3]	3.19%	4.17%	4.34%	4.07%	3.63%
Supplemental data:
Net assets, end of period (000's)	$1,500	$1,997	$2,313	$1,359	$1,249	$1,074
Portfolio turnover	431%	974%	512%	387%	255%	349%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Intermediate Fixed Income Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.02	$11.59	$11.51	$11.39	$11.28	$11.45
Net investment income[1]	0.14	0.37	0.47	0.51	0.46	0.41
Net realized and unrealized gains (losses)	(0.08)	0.48	0.09	0.11	0.11	(0.17)
Net increase from operations	0.06	0.85	0.56	0.62	0.57	0.24
Dividends from net investment income	(0.14)	(0.42)	(0.48)	(0.50)	(0.46)	(0.41)
Net asset value, end of period	$11.94	$12.02	$11.59	$11.51	$11.39	$11.28
Total investment return[2]	0.52%	7.51%	5.14%	5.52%	5.17%	2.17%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.71%[3]	0.73%[4]	0.74%	0.77%	0.80%	0.81%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	0.68%[3]	0.68%[4]	0.68%	0.68%	0.80%[5]	0.80%
Net investment income	2.33%[3]	3.16%	4.22%	4.35%	4.07%	3.64%
Supplemental data:
Net assets, end of period (000's)	$409,239	$420,801	$353,068	$404,407	$381,254	$346,298
Portfolio turnover	431%	974%	512%	387%	255%	349%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

This page has been left blank intentionally.

PACE Select Advisors Trust

Financial highlights

PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.56	$13.09	$13.75	$13.25	$13.26	$13.89
Net investment income[1]	0.24	0.47	0.60	0.61	0.56	0.60
Net realized and unrealized gains (losses)	(0.02)	1.60	0.39	0.51	0.00[2]	(0.59)
Net increase (decrease) from operations	0.22	2.07	0.99	1.12	0.56	0.01
Dividends from net investment income	(0.27)	(0.58)	(0.73)	(0.62)	(0.55)	(0.62)
Distributions from net realized gains	(0.41)	(0.02)	(0.92)	—	—	—
Returns of capital	—	—	—	—	(0.02)	(0.02)
Total dividends, distributions and returns of capital	(0.68)	(0.60)	(1.65)	(0.62)	(0.57)	(0.64)
Net asset value, end of period	$14.10	$14.56	$13.09	$13.75	$13.25	$13.26
Total investment return[3]	1.47%	16.09%	8.31%	8.42%	4.32%	0.06%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager, including interest expense	1.06%[4]	1.09%	1.10%	1.13%	1.15%	1.20%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.06%[4,5]	1.06%	1.07%	1.06%	1.15%[5]	1.20%[5]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	1.06%[4,5]	1.06%	1.06%	1.06%	1.15%[5]	1.20%[5]
Net investment income	3.25%[4]	3.36%	4.75%	4.40%	4.17%	4.46%
Supplemental data:
Net assets, end of period (000's)	$47,084	$45,499	$33,293	$27,180	$21,711	$20,735
Portfolio turnover	239%	239%	178%	236%	188%	196%
	Class C
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.56	$13.09	$13.75	$13.26	$13.26	$13.89
Net investment income[1]	0.20	0.40	0.54	0.54	0.50	0.54
Net realized and unrealized gains (losses)	(0.02)	1.60	0.39	0.50	0.00[2]	(0.60)
Net increase (decrease) from operations	0.18	2.00	0.93	1.04	0.50	(0.06)
Dividends from net investment income	(0.23)	(0.51)	(0.67)	(0.55)	(0.48)	(0.55)
Distributions from net realized gains	(0.41)	(0.02)	(0.92)	—	—	—
Returns of capital	—	—	—	—	(0.02)	(0.02)
Total dividends, distributions and returns of capital	(0.64)	(0.53)	(1.59)	(0.55)	(0.50)	(0.57)
Net asset value, end of period	$14.10	$14.56	$13.09	$13.75	$13.26	$13.26
Total investment return[3]	1.23%	15.52%	7.78%	7.79%	3.87%	(0.43)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager, including interest expense	1.56%[4]	1.56%	1.58%	1.61%	1.63%	1.68%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.56%[4,5]	1.56%	1.57%	1.56%	1.63%	1.68%[5]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	1.56%[4,5]	1.56%	1.56%	1.56%	1.63%	1.68%[5]
Net investment income	2.75%[4]	2.86%	4.24%	3.90%	3.69%	3.97%
Supplemental data:
Net assets, end of period (000's)	$12,699	$12,289	$8,797	$5,592	$5,531	$6,280
Portfolio turnover	239%	239%	178%	236%	188%	196%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class B
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.55	$13.08	$13.75	$13.25	$13.26	$13.88
Net investment income[1]	0.18	0.36	0.49	0.48	0.44	0.48
Net realized and unrealized gains (losses)	(0.02)	1.60	0.40	0.53	0.01	(0.56)
Net increase (decrease) from operations	0.16	1.96	0.89	1.01	0.45	(0.08)
Dividends from net investment income	(0.21)	(0.47)	(0.64)	(0.51)	(0.44)	(0.52)
Distributions from net realized gains	(0.41)	(0.02)	(0.92)	—	—	—
Returns of capital	—	—	—	—	(0.02)	(0.02)
Total dividends, distributions and returns of capital	(0.62)	(0.49)	(1.56)	(0.51)	(0.46)	(0.54)
Net asset value, end of period	$14.09	$14.55	$13.08	$13.75	$13.25	$13.26
Total investment return[3]	1.08%	15.23%	7.45%	7.58%	3.55%	(0.68)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager, including interest expense	1.86%[4]	1.90%	1.93%	2.03%	1.93%[6]	1.98%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.81%[4]	1.81%	1.82%	1.81%	1.93%[6]	1.93%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	1.81%[4]	1.81%	1.81%	1.81%	1.93%[6]	1.93%
Net investment income	2.50%[4]	2.63%	4.02%	3.59%	3.36%	3.64%
Supplemental data:
Net assets, end of period (000's)	$267	$300	$333	$142	$456	$1,098
Portfolio turnover	239%	239%	178%	236%	188%	196%
	Class Y
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.54	$13.08	$13.74	$13.25	$13.26	$13.88
Net investment income[1]	0.26	0.51	0.64	0.66	0.61	0.65
Net realized and unrealized gains (losses)	(0.03)	1.59	0.39	0.49	(0.01)	(0.59)
Net increase (decrease) from operations	0.23	2.10	1.03	1.15	0.60	0.06
Dividends from net investment income	(0.28)	(0.62)	(0.77)	(0.66)	(0.59)	(0.66)
Distributions from net realized gains	(0.41)	(0.02)	(0.92)	—	—	—
Returns of capital	—	—	—	—	(0.02)	(0.02)
Total dividends, distributions and returns of capital	(0.69)	(0.64)	(1.69)	(0.66)	(0.61)	(0.68)
Net asset value, end of period	$14.08	$14.54	$13.08	$13.74	$13.25	$13.26
Total investment return[3]	1.52%	16.47%	8.68%	8.67%	4.76%	0.41%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager, including interest expense	1.02%[4]	0.85%	0.73%	0.78%	0.79%	0.85%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.81%[4]	0.81%	0.73%	0.78%	0.79%	0.85%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	0.81%[4]	0.81%	0.72%	0.78%	0.79%	0.85%
Net investment income	3.50%[4]	3.63%	5.09%	4.71%	4.55%	4.79%
Supplemental data:
Net assets, end of period (000's)	$2,585	$3,058	$3,186	$3,045	$1,208	$716
Portfolio turnover	239%	239%	178%	236%	188%	196%

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

6  During the year ended July 31, 2007, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios net and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Strategic Fixed Income Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.55	$13.08	$13.74	$13.25	$13.26	$13.88
Net investment income[1]	0.26	0.50	0.64	0.64	0.59	0.64
Net realized and unrealized gains (losses)	(0.03)	1.60	0.38	0.50	0.00[2]	(0.59)
Net increase from operations	0.23	2.10	1.02	1.14	0.59	0.05
Dividends from net investment income	(0.28)	(0.61)	(0.76)	(0.65)	(0.58)	(0.65)
Distributions from net realized gains	(0.41)	(0.02)	(0.92)	—	—	—
Returns of capital	—	—	—	—	(0.02)	(0.02)
Total dividends, distributions and returns of capital	(0.69)	(0.63)	(1.68)	(0.65)	(0.60)	(0.67)
Net asset value, end of period	$14.09	$14.55	$13.08	$13.74	$13.25	$13.26
Total investment return[3]	1.59%	16.39%	8.58%	8.62%	4.63%	0.34%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager, including interest expense	0.84%[4]	0.87%	0.87%	0.89%	0.93%	0.98%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.81%[4]	0.81%	0.82%	0.81%	0.93%[5]	0.93%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	0.81%[4]	0.81%	0.81%	0.81%	0.93%[5]	0.93%
Net investment income	3.50%[4]	3.62%	5.00%	4.65%	4.40%	4.77%
Supplemental data:
Net assets, end of period (000's)	$695,447	$691,186	$584,235	$785,267	$679,623	$539,286
Portfolio turnover	239%	239%	178%	236%	188%	196%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

This page has been left blank intentionally.

PACE Select Advisors Trust

Financial highlights

PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.94	$12.45	$12.15	$12.22	$12.27	$12.49
Net investment income[1]	0.19	0.39	0.41	0.41	0.40	0.39
Net realized and unrealized gains (losses)	(0.47)	0.49	0.30	(0.07)	(0.05)	(0.22)
Net increase (decrease) from operations	(0.28)	0.88	0.71	0.34	0.35	0.17
Dividends from net investment income	(0.19)	(0.39)	(0.41)	(0.41)	(0.40)	(0.39)
Net asset value, end of period	$12.47	$12.94	$12.45	$12.15	$12.22	$12.27
Total investment return[2]	(2.21)%	7.18%	5.97%	2.81%	2.84%	1.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.93%[3]	0.95%	0.96%	1.01%	1.02%	1.04%
Expenses after fee waivers and/or expense reimbursements by manager	0.93%[3,4]	0.93%	0.93%	0.93%	1.01%	0.99%
Net investment income	2.89%[3]	3.08%	3.35%	3.34%	3.21%	3.19%
Supplemental data:
Net assets, end of period (000's)	$75,097	$83,501	$88,167	$87,036	$90,219	$99,169
Portfolio turnover	17%	10%	25%	16%	48%	27%
	Class C
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.94	$12.45	$12.16	$12.22	$12.27	$12.49
Net investment income[1]	0.16	0.33	0.35	0.35	0.33	0.33
Net realized and unrealized gains (losses)	(0.47)	0.49	0.29	(0.06)	(0.05)	(0.22)
Net increase (decrease) from operations	(0.31)	0.82	0.64	0.29	0.28	0.11
Dividends from net investment income	(0.16)	(0.33)	(0.35)	(0.35)	(0.33)	(0.33)
Net asset value, end of period	$12.47	$12.94	$12.45	$12.16	$12.22	$12.27
Total investment return[2]	(2.46)%	6.65%	5.36%	2.38%	2.32%	0.91%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.44%[3]	1.46%	1.47%	1.52%	1.53%	1.55%
Expenses after fee waivers and/or expense reimbursements by manager	1.43%[3]	1.43%	1.43%	1.43%	1.51%	1.50%
Net investment income	2.39%[3]	2.58%	2.85%	2.84%	2.71%	2.68%
Supplemental data:
Net assets, end of period (000's)	$14,439	$15,767	$15,474	$13,905	$14,777	$17,315
Portfolio turnover	17%	10%	25%	16%	48%	27%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included.
Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  During the six months ended January 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios net and before fee waivers and/or expense reimbursements are the same since the fee waiver/
reimbursement represents less than 0.01%.

	Class B
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.95	$12.46	$12.16	$12.23	$12.27	$12.49
Net investment income[1]	0.14	0.29	0.31	0.31	0.30	0.29
Net realized and unrealized gains (losses)	(0.47)	0.50	0.31	(0.06)	(0.04)	(0.21)
Net increase (decrease) from operations	(0.33)	0.79	0.62	0.25	0.26	0.08
Dividends from net investment income	(0.14)	(0.30)	(0.32)	(0.32)	(0.30)	(0.30)
Net asset value, end of period	$12.48	$12.95	$12.46	$12.16	$12.23	$12.27
Total investment return[2]	(2.58)%	6.37%	5.17%	2.05%	2.10%	0.65%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.75%[3]	1.77%	1.74%	1.89%	1.78%	1.80%
Expenses after fee waivers and/or expense reimbursements by manager	1.68%[3]	1.68%	1.68%	1.68%	1.76%	1.74%
Net investment income	2.14%[3]	2.33%	2.63%	2.57%	2.44%	2.43%
Supplemental data:
Net assets, end of period (000's)	$54	$62	$103	$196	$259	$985
Portfolio turnover	17%	10%	25%	16%	48%	27%
	Class Y
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.95	$12.45	$12.16	$12.23	$12.28	$12.49
Net investment income[1]	0.20	0.42	0.44	0.44	0.43	0.43
Net realized and unrealized gains (losses)	(0.47)	0.50	0.29	(0.07)	(0.05)	(0.22)
Net increase (decrease) from operations	(0.27)	0.92	0.73	0.37	0.38	0.21
Dividends from net investment income	(0.20)	(0.42)	(0.44)	(0.44)	(0.43)	(0.42)
Net asset value, end of period	$12.48	$12.95	$12.45	$12.16	$12.23	$12.28
Total investment return[2]	(2.09)%	7.45%	6.23%	3.05%	3.09%	1.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.72%[3]	0.74%	0.76%	0.96%	0.83%	0.84%
Expenses after fee waivers and/or expense reimbursements by manager	0.68%[3]	0.68%	0.68%	0.68%	0.76%	0.75%
Net investment income	3.14%[3]	3.33%	3.60%	3.59%	3.46%	3.44%
Supplemental data:
Net assets, end of period (000's)	$119	$123	$145	$136	$137	$176
Portfolio turnover	17%	10%	25%	16%	48%	27%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Municipal Fixed Income Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.95	$12.45	$12.16	$12.22	$12.27	$12.49
Net investment income[1]	0.20	0.42	0.44	0.44	0.43	0.42
Net realized and unrealized gains (losses)	(0.48)	0.50	0.29	(0.06)	(0.05)	(0.22)
Net increase (decrease) from operations	(0.28)	0.92	0.73	0.38	0.38	0.20
Dividends from net investment income	(0.20)	(0.42)	(0.44)	(0.44)	(0.43)	(0.42)
Net asset value, end of period	$12.47	$12.95	$12.45	$12.16	$12.22	$12.27
Total investment return[2]	(2.16)%	7.54%	6.14%	3.14%	3.10%	1.66%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.72%[3]	0.74%	0.74%	0.79%	0.81%	0.84%
Expenses after fee waivers and/or expense reimbursements by manager	0.68%[3]	0.68%	0.68%	0.68%	0.76%	0.76%
Net investment income	3.14%[3]	3.33%	3.61%	3.59%	3.47%	3.43%
Supplemental data:
Net assets, end of period (000's)	$222,138	$229,028	$187,814	$242,033	$194,370	$140,320
Portfolio turnover	17%	10%	25%	16%	48%	27%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

See accompanying notes to financial statements.

This page has been left blank intentionally.

PACE Select Advisors Trust

Financial highlights

PACE International Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008[1]	2007	2006
Net asset value, beginning of period	$11.43	$11.64	$11.84	$11.38	$11.20	$11.76
Net investment income[2]	0.13	0.27	0.30	0.25	0.25	0.25
Net realized and unrealized gains (losses)	0.34	0.24	(0.06)	1.14	0.23	(0.06)
Net increase from operations	0.47	0.51	0.24	1.39	0.48	0.19
Dividends from net investment income	(0.15)	(0.70)	(0.44)	(0.93)	(0.30)	(0.57)
Distributions from net realized gains	—	—	—	—	—	(0.18)
Return of capital	—	(0.02)	—	—	—	—
Total dividends, distributions and return of capital	(0.15)	(0.72)	(0.44)	(0.93)	(0.30)	(0.75)
Net asset value, end of period	$11.75	$11.43	$11.64	$11.84	$11.38	$11.20
Total investment return[3]	4.12%	4.32%	2.35%	12.76%	4.36%	1.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.30%[4]	1.30%	1.32%	1.35%	1.37%	1.40%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.25%[4]	1.25%[5]	1.25%	1.25%	1.37%	1.37%
Net investment income	2.13%[4]	2.30%	2.83%	2.07%	2.23%	2.25%
Supplemental data:
Net assets, end of period (000's)	$97,152	$98,039	$103,708	$118,784	$111,910	$124,045
Portfolio turnover	24%	67%	37%	65%	111%	175%
	Class C
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008[1]	2007	2006
Net asset value, beginning of period	$11.43	$11.64	$11.85	$11.38	$11.20	$11.76
Net investment income[2]	0.10	0.21	0.25	0.19	0.20	0.20
Net realized and unrealized gains (losses)	0.35	0.24	(0.08)	1.15	0.23	(0.06)
Net increase from operations	0.45	0.45	0.17	1.34	0.43	0.14
Dividends from net investment income	(0.12)	(0.64)	(0.38)	(0.87)	(0.25)	(0.52)
Distributions from net realized gains	—	—	—	—	—	(0.18)
Return of capital	—	(0.02)	—	—	—	—
Total dividends, distributions and return of capital	(0.12)	(0.66)	(0.38)	(0.87)	(0.25)	(0.70)
Net asset value, end of period	$11.76	$11.43	$11.64	$11.85	$11.38	$11.20
Total investment return[3]	3.96%	3.81%	1.85%	12.20%	3.86%	1.35%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.74%[4]	1.77%	1.80%	1.84%	1.85%	1.89%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.69%[4]	1.72%[5]	1.75%[5]	1.75%	1.85%	1.87%
Net investment income	1.69%[4]	1.83%	2.32%	1.57%	1.74%	1.75%
Supplemental data:
Net assets, end of period (000's)	$7,528	$7,154	$7,234	$7,161	$6,347	$7,499
Portfolio turnover	24%	67%	37%	65%	111%	175%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23,
2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008[1]	2007	2006
Net asset value, beginning of period	$11.46	$11.68	$11.87	$11.40	$11.22	$11.78
Net investment income[2]	0.08	0.18	0.22	0.15	0.16	0.17
Net realized and unrealized gains (losses)	0.35	0.23	(0.06)	1.16	0.24	(0.06)
Net increase from operations	0.43	0.41	0.16	1.31	0.40	0.11
Dividends from net investment income	(0.10)	(0.61)	(0.35)	(0.84)	(0.22)	(0.49)
Distributions from net realized gains	—	—	—	—	—	(0.18)
Return of capital	—	(0.02)	—	—	—	—
Total dividends, distributions and return of capital	(0.10)	(0.63)	(0.35)	(0.84)	(0.22)	(0.67)
Net asset value, end of period	$11.79	$11.46	$11.68	$11.87	$11.40	$11.22
Total investment return[3]	3.79%	3.51%	1.64%	11.89%	3.57%	1.08%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.08%[4]	2.09%	2.10%	2.15%	2.13%	2.16%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.00%[4]	2.00%	2.00%	2.00%	2.13%	2.12%
Net investment income	1.38%[4]	1.55%	2.11%	1.31%	1.47%	1.50%
Supplemental data:
Net assets, end of period (000's)	$145	$166	$191	$505	$723	$878
Portfolio turnover	24%	67%	37%	65%	111%	175%
	Class Y
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008[1]	2007	2006
Net asset value, beginning of period	$11.40	$11.63	$11.83	$11.36	$11.19	$11.75
Net investment income[2]	0.14	0.30	0.34	0.29	0.29	0.29
Net realized and unrealized gains (losses)	0.35	0.23	(0.07)	1.15	0.22	(0.06)
Net increase from operations	0.49	0.53	0.27	1.44	0.51	0.23
Dividends from net investment income	(0.16)	(0.74)	(0.47)	(0.97)	(0.34)	(0.61)
Distributions from net realized gains	—	—	—	—	—	(0.18)
Return of capital	—	(0.02)	—	—	—	—
Total dividends, distributions and return of capital	(0.16)	(0.76)	(0.47)	(0.97)	(0.34)	(0.79)
Net asset value, end of period	$11.73	$11.40	$11.63	$11.83	$11.36	$11.19
Total investment return[3]	4.25%	4.68%	2.71%	13.16%	4.67%	2.21%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.15%[4]	1.01%	0.94%	0.99%	1.03%	1.05%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.00%[4]	0.96%	0.89%	0.93%	1.03%[5]	1.05%[5]
Net investment income	2.38%[4]	2.57%	3.19%	2.40%	2.58%	2.57%
Supplemental data:
Net assets, end of period (000's)	$5,377	$5,825	$7,773	$10,253	$7,113	$7,077
Portfolio turnover	24%	67%	37%	65%	111%	175%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE International Fixed Income Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008[1]	2007	2006
Net asset value, beginning of period	$11.43	$11.64	$11.84	$11.38	$11.20	$11.76
Net investment income[2]	0.14	0.30	0.33	0.28	0.28	0.28
Net realized and unrealized gains (losses)	0.35	0.23	(0.07)	1.14	0.23	(0.06)
Net increase from operations	0.49	0.53	0.26	1.42	0.51	0.22
Dividends from net investment income	(0.16)	(0.72)	(0.46)	(0.96)	(0.33)	(0.60)
Distributions from net realized gains	—	—	—	—	—	(0.18)
Return of capital	—	(0.02)	—	—	—	—
Total dividends, distributions and return of capital	(0.16)	(0.74)	(0.46)	(0.96)	(0.33)	(0.78)
Net asset value, end of period	$11.76	$11.43	$11.64	$11.84	$11.38	$11.20
Total investment return[3]	4.24%	4.65%	2.60%	12.95%	4.62%	2.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.12%[4]	1.15%	1.17%	1.18%	1.22%	1.27%
Expenses after fee waivers and/or expense reimbursements by manager	1.00%[4]	1.00%	1.00%	1.00%	1.13%	1.13%
Net investment income	2.38%[4]	2.56%	3.09%	2.32%	2.49%	2.49%
Supplemental data:
Net assets, end of period (000's)	$427,193	$404,680	$364,616	$534,097	$440,787	$349,676
Portfolio turnover	24%	67%	37%	65%	111%	175%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements.

This page has been left blank intentionally.

PACE Select Advisors Trust

Financial highlights

PACE High Yield Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2011	Years ended July 31,				Period ended July 31,
	(unaudited)	2010	2009	2008	2007	2006[1]
Net asset value, beginning of period	$10.17	$8.94	$9.04	$9.60	$9.81	$9.95
Net investment income[6]	0.37	0.82	0.66	0.60	0.60	0.11
Net realized and unrealized gains (losses)	0.49	1.21	0.02	(0.54)	(0.23)	(0.10)
Net increase (decrease) from operations	0.86	2.03	0.68	0.06	0.37	0.01
Dividends from net investment income	(0.40)	(0.74)	(0.78)	(0.59)	(0.58)	(0.15)
Distributions from net realized gains	—	(0.06)	—	(0.01)	—	—
Return of capital	—	—	—	(0.02)	—	—
Total dividends, distributions and return of capital	(0.40)	(0.80)	(0.78)	(0.62)	(0.58)	(0.15)
Net asset value, end of period	$10.63	$10.17	$8.94	$9.04	$9.60	$9.81
Total investment return[7]	8.60%	23.35%	9.49%	0.58%	3.66%	0.15%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.35%[8]	1.35%	1.46%	1.59%	1.96%	7.56%[8]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.35%[8]	1.35%[9]	1.35%	1.35%	1.35%	1.35%[8]
Net investment income	6.94%[8]	8.36%	8.46%	6.43%	5.96%	6.04%[8]
Supplemental data:
Net assets, end of period (000's)	$21,974	$13,158	$7,538	$2,181	$741	$345
Portfolio turnover	20%	30%	49%	25%	26%	39%

	Class P
	Six months ended January 31, 2011	Years ended July 31,				Period ended July 31,
	(unaudited)	2010	2009	2008	2007	2006[5]
Net asset value, beginning of period	$10.18	$8.95	$9.04	$9.61	$9.81	$9.95
Net investment income[6]	0.38	0.85	0.69	0.63	0.62	0.14
Net realized and unrealized gains (losses)	0.50	1.20	0.02	(0.56)	(0.22)	(0.09)
Net increase from operations	0.88	2.05	0.71	0.07	0.40	0.05
Dividends from net investment income	(0.41)	(0.76)	(0.80)	(0.61)	(0.60)	(0.19)
Distributions from net realized gains	—	(0.06)	—	(0.01)	—	—
Return of capital	—	—	—	(0.02)	—	—
Total dividends, distributions and return of capital	(0.41)	(0.82)	(0.80)	(0.64)	(0.60)	(0.19)
Net asset value, end of period	$10.65	$10.18	$8.95	$9.04	$9.61	$9.81
Total investment return[7]	8.79%	23.60%	9.87%	0.71%	3.96%	0.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.14%[8]	1.19%	1.34%	1.31%	1.72%	8.16%[8]
Expenses after fee waivers and/or expense reimbursements by manager	1.10%[8]	1.10%	1.10%	1.10%	1.10%	1.10%[8]
Net investment income	7.23%[8]	8.60%	8.80%	6.68%	6.24%	6.34%[8]
Supplemental data:
Net assets, end of period (000's)	$235,916	$209,650	$147,029	$142,985	$87,171	$11,103
Portfolio turnover	20%	30%	49%	25%	26%	39%

1  For the period May 1, 2006 (commencement of issuance) through July 31, 2006.

2  For the period January 21, 2009 (commencement of issuance) through July 31, 2009.

3  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

4  For the period April 3, 2006 (commencement of issuance) through July 24, 2006. There were no shares outstanding from July 25, 2006 through December 25, 2008.

5  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

6  Calculated using the average shares method.

	Class C			Class Y
	Six months ended January 31, 2011	Year ended July 31,	Period ended July 31,	Six months ended January 31, 2011	Year ended July 31,	Period ended July 31,	Period ended July 24,
	(unaudited)	2010	2009[2]	(unaudited)	2010	2009[3]	2006[4]
Net asset value, beginning of period	$10.16	$8.93	$7.49	$10.20	$8.95	$6.83	$10.00
Net investment income[6]	0.35	0.77	0.29	0.38	0.85	0.42	0.17
Net realized and unrealized gains (losses)	0.48	1.21	1.54	0.49	1.22	2.11	(0.22)
Net increase (decrease) from operations	0.83	1.98	1.83	0.87	2.07	2.53	(0.05)
Dividends from net investment income	(0.37)	(0.69)	(0.39)	(0.41)	(0.76)	(0.41)	(0.14)
Distributions from net realized gains	—	(0.06)	—	—	(0.06)	—	—
Return of capital	—	—	—	—	—	—	—
Total dividends, distributions and return of capital	(0.37)	(0.75)	(0.39)	(0.41)	(0.82)	(0.41)	(0.14)
Net asset value, end of period	$10.62	$10.16	$8.93	$10.66	$10.20	$8.95	$9.81
Total investment return[7]	8.36%	22.81%	25.40%	8.72%	23.82%	38.23%	(0.45)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.75%[8]	1.81%	1.92%[8]	1.10%[8]	1.10%	1.37%[8]	2.32%[8]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.75%[8]	1.81%[9]	1.85%[8]	1.10%[8]	1.10%	1.10%[8]	1.10%[8]
Net investment income	6.57%[8]	7.91%	6.96%[8]	7.13%[8]	8.61%	9.13%[8]	5.94%[8]
Supplemental data:
Net assets, end of period (000's)	$3,545	$2,834	$1,819	$20	$9	$7	$—
Portfolio turnover	20%	30%	49%	20%	30%	49%	39%

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Annualized.

9  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008[1]	2007	2006
Net asset value, beginning of period	$14.76	$13.16	$16.67	$22.41	$22.35	$20.64
Net investment income (loss)[2]	0.06	0.12	0.19	0.25	0.23	0.22
Net realized and unrealized gains (losses)	2.49	1.62	(3.44)	(3.34)	2.80	2.16
Net increase (decrease) from operations	2.55	1.74	(3.25)	(3.09)	3.03	2.38
Dividends from net investment income	(0.13)	(0.14)	(0.26)	(0.11)	(0.23)	(0.20)
Distributions from net realized gains	—	—	—	(2.54)	(2.74)	(0.47)
Total dividends and distributions	(0.13)	(0.14)	(0.26)	(2.65)	(2.97)	(0.67)
Net asset value, end of period	$17.18	$14.76	$13.16	$16.67	$22.41	$22.35
Total investment return[4]	17.34%	13.20%	(19.27)%	(15.56)%	13.94%	11.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.18%[5]	1.20%	1.24%	1.22%	1.21%	1.27%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.18%[5]	1.20%	1.24%	1.09%	1.08%	1.14%[6]
Net investment income (loss)	0.73%[5]	0.81%	1.52%	1.26%	0.99%	1.03%
Supplemental data:
Net assets, end of period (000's)	$157,370	$143,284	$146,510	$217,986	$291,942	$292,632
Portfolio turnover	26%	61%	87%	161%	105%	95%
	Class C
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008[1]	2007	2006
Net asset value, beginning of period	$14.73	$13.15	$16.59	$22.36	$22.29	$20.58
Net investment income (loss)[2]	(0.01)	(0.00)[3]	0.09	0.09	0.05	0.05
Net realized and unrealized gains (losses)	2.49	1.61	(3.41)	(3.32)	2.80	2.15
Net increase (decrease) from operations	2.48	1.61	(3.32)	(3.23)	2.85	2.20
Dividends from net investment income	—	(0.03)	(0.12)	—	(0.04)	(0.02)
Distributions from net realized gains	—	—	—	(2.54)	(2.74)	(0.47)
Total dividends and distributions	—	(0.03)	(0.12)	(2.54)	(2.78)	(0.49)
Net asset value, end of period	$17.21	$14.73	$13.15	$16.59	$22.36	$22.29
Total investment return[4]	16.76%	12.31%	(19.89)%	(16.24)%	13.11%	10.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.01%[5]	2.02%	2.05%	2.01%	2.00%	2.06%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.01%[5,6]	2.02%[6]	2.02%	1.88%	1.86%	1.93%[6]
Net investment income (loss)	(0.09)%[5]	(0.01)%	0.74%	0.47%	0.21%	0.24%
Supplemental data:
Net assets, end of period (000's)	$16,346	$15,272	$16,560	$24,765	$35,110	$36,374
Portfolio turnover	26%	61%	87%	161%	105%	95%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment
Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included.
Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008[1]	2007	2006
Net asset value, beginning of period	$14.82	$13.20	$16.62	$22.43	$22.34	$20.62
Net investment income (loss)[2]	(0.01)	(0.00)[3]	0.09	0.06	0.04	0.03
Net realized and unrealized gains (losses)	2.50	1.62	(3.41)	(3.33)	2.79	2.16
Net increase (decrease) from operations	2.49	1.62	(3.32)	(3.27)	2.83	2.19
Dividends from net investment income	—	—	(0.10)	—	—	—
Distributions from net realized gains	—	—	—	(2.54)	(2.74)	(0.47)
Total dividends and distributions	—	—	(0.10)	(2.54)	(2.74)	(0.47)
Net asset value, end of period	$17.31	$14.82	$13.20	$16.62	$22.43	$22.34
Total investment return[4]	16.72%	12.35%	(19.92)%	(16.38)%	13.00%	10.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.52%[5]	2.33%	2.30%	2.16%	2.11%	2.13%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.02%[5]	2.02%	2.02%	2.02%	1.98%	2.00%
Net investment income (loss)	(0.08)%[5]	(0.02)%	0.76%	0.29%	0.18%	0.16%
Supplemental data:
Net assets, end of period (000's)	$146	$165	$405	$765	$1,872	$5,289
Portfolio turnover	26%	61%	87%	161%	105%	95%
	Class Y
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008[1]	2007	2006
Net asset value, beginning of period	$14.81	$13.21	$16.75	$22.51	$22.45	$20.70
Net investment income (loss)[2]	0.08	0.16	0.23	0.32	0.30	0.30
Net realized and unrealized gains (losses)	2.49	1.63	(3.45)	(3.35)	2.82	2.17
Net increase (decrease) from operations	2.57	1.79	(3.22)	(3.03)	3.12	2.47
Dividends from net investment income	(0.17)	(0.19)	(0.32)	(0.19)	(0.32)	(0.25)
Distributions from net realized gains	—	—	—	(2.54)	(2.74)	(0.47)
Total dividends and distributions	(0.17)	(0.19)	(0.32)	(2.73)	(3.06)	(0.72)
Net asset value, end of period	$17.21	$14.81	$13.21	$16.75	$22.51	$22.45
Total investment return[4]	17.40%	13.55%	(18.93)%	(15.30)%	14.36%	12.20%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.97%[5]	0.89%	0.86%	0.89%	0.88%	0.90%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	0.97%[5]	0.89%	0.86%	0.76%	0.74%	0.77%
Net investment income (loss)	0.95%[5]	1.11%	1.90%	1.59%	1.32%	1.40%
Supplemental data:
Net assets, end of period (000's)	$18,418	$17,345	$23,834	$33,809	$45,177	$43,234
Portfolio turnover	26%	61%	87%	161%	105%	95%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Large Co Value Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008[1]	2007	2006
Net asset value, beginning of period	$14.76	$13.16	$16.69	$22.44	$22.38	$20.66
Net investment income[2]	0.08	0.16	0.22	0.30	0.28	0.28
Net realized and unrealized gains (losses)	2.48	1.61	(3.44)	(3.34)	2.82	2.16
Net increase (decrease) from operations	2.56	1.77	(3.22)	(3.04)	3.10	2.44
Dividends from net investment income	(0.17)	(0.17)	(0.31)	(0.17)	(0.30)	(0.25)
Distributions from net realized gains	—	—	—	(2.54)	(2.74)	(0.47)
Total dividends and distributions	(0.17)	(0.17)	(0.31)	(2.71)	(3.04)	(0.72)
Net asset value, end of period	$17.15	$14.76	$13.16	$16.69	$22.44	$22.38
Total investment return[3]	17.41%	13.48%	(19.01)%	(15.39)%	14.26%	12.07%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.94%[4]	0.95%	0.99%	0.98%	0.96%	0.99%
Expenses after fee waivers and/or expense reimbursements by manager	0.94%[4]	0.95%	0.99%	0.85%	0.83%	0.86%
Net investment income	0.97%[4]	1.05%	1.76%	1.51%	1.23%	1.30%
Supplemental data:
Net assets, end of period (000's)	$1,035,746	$899,926	$819,420	$1,159,915	$1,306,425	$1,078,221
Portfolio turnover	26%	61%	87%	161%	105%	95%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements.

This page has been left blank intentionally.

PACE Select Advisors Trust

Financial highlights

PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2011[1]	Years ended July 31,
	(unaudited)	2010[2]	2009	2008[3]	2007[4]	2006
Net asset value, beginning of period	$14.95	$13.36	$16.67	$18.18	$15.75	$15.83
Net investment income (loss)[5]	0.01	(0.01)	0.03	0.00[6]	(0.02)	(0.03)
Net realized and unrealized gains (losses)	3.18	1.63	(3.27)	(1.03)	2.45	(0.05)
Net increase (decrease) from operations	3.19	1.62	(3.24)	(1.03)	2.43	(0.08)
Dividends from net investment income	—	(0.03)	—	—	—	—
Distributions from net realized gains	—	—	(0.07)	(0.48)	—	—
Total dividends and distributions	—	(0.03)	(0.07)	(0.48)	—	—
Net asset value, end of period	$18.14	$14.95	$13.36	$16.67	$18.18	$15.75
Total investment return[7]	21.34%	12.12%	(19.39)%	(5.94)%	15.43%	(0.51)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.24%[8]	1.26%	1.30%	1.25%	1.25%	1.28%
Expenses after fee waivers and/or expense reimbursements by manager	1.22%[8]	1.23%	1.26%	1.20%	1.20%	1.23%
Net investment income (loss)	0.14%[8]	(0.08)%	0.21%	0.00%[9]	(0.10)%	(0.18)%
Supplemental data:
Net assets, end of period (000's)	$66,512	$55,978	$56,038	$77,628	$80,334	$82,201
Portfolio turnover	52%	91%	100%	120%	95%	64%
	Class C
	Six months ended January 31, 2011[1]	Years ended July 31,
	(unaudited)	2010[2]	2009	2008[3]	2007[4]	2006
Net asset value, beginning of period	$13.84	$12.45	$15.66	$17.26	$15.08	$15.27
Net investment income (loss)[5]	(0.05)	(0.12)	(0.07)	(0.14)	(0.16)	(0.16)
Net realized and unrealized gains (losses)	2.94	1.51	(3.07)	(0.98)	2.34	(0.03)
Net increase (decrease) from operations	2.89	1.39	(3.14)	(1.12)	2.18	(0.19)
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	—	—	(0.07)	(0.48)	—	—
Total dividends and distributions	—	—	(0.07)	(0.48)	—	—
Net asset value, end of period	$16.73	$13.84	$12.45	$15.66	$17.26	$15.08
Total investment return[7]	20.79%	11.24%	(20.00)%	(6.80)%	14.46%	(1.24)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.09%[8]	2.13%	2.20%	2.09%	2.09%	2.12%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.05%[8]	2.05%	2.05%	2.04%[10]	2.05%[10]	2.07%[10]
Net investment income (loss)	(0.68)%[8]	(0.90)%	(0.57)%	(0.84)%	(0.95)%	(1.03)%
Supplemental data:
Net assets, end of period (000's)	$4,524	$3,956	$4,170	$6,120	$7,488	$7,586
Portfolio turnover	52%	91%	100%	120%	95%	64%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Roxbury Capital Management, LLC and Delaware Management Company at the close of business on November 29, 2010. Marsico Capital Management, LLC and Wellington Management Company, LLP also continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to Roxbury Capital Management, LLC on May 25, 2010.

3  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007.

4  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007.

5  Calculated using the average shares method.

6  Amount represents less than $0.005 per share.

	Class B
	Six months ended January 31, 2011[1]	Years ended July 31,
	(unaudited)	2010[2]	2009	2008[3]	2007[4]	2006
Net asset value, beginning of period	$13.80	$12.41	$15.62	$17.22	$15.05	$15.25
Net investment income (loss)[5]	(0.05)	(0.11)	(0.07)	(0.14)	(0.15)	(0.16)
Net realized and unrealized gains (losses)	2.94	1.50	(3.07)	(0.98)	2.32	(0.04)
Net increase (decrease) from operations	2.89	1.39	(3.14)	(1.12)	2.17	(0.20)
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	—	—	(0.07)	(0.48)	—	—
Total dividends and distributions	—	—	(0.07)	(0.48)	—	—
Net asset value, end of period	$16.69	$13.80	$12.41	$15.62	$17.22	$15.05
Total investment return[7]	20.85%	11.28%	(20.05)%	(6.81)%	14.42%	(1.31)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.41%[8]	2.37%	2.32%	2.24%	2.24%	2.27%
Expenses after fee waivers and/or expense reimbursements by manager	2.05%[8]	2.05%	2.05%	2.05%	2.05%	2.10%
Net investment income (loss)	(0.69)%[8]	(0.87)%	(0.58)%	(0.85)%	(0.90)%	(1.09)%
Supplemental data:
Net assets, end of period (000's)	$93	$86	$199	$371	$643	$1,450
Portfolio turnover	52%	91%	100%	120%	95%	64%
	Class Y
	Six months ended January 31, 2011[1]	Years ended July 31,
	(unaudited)	2010[2]	2009	2008[3]	2007[4]	2006
Net asset value, beginning of period	$15.29	$13.67	$17.03	$18.54	$16.05	$16.09
Net investment income (loss)[5]	0.03	0.04	0.08	0.07	0.05	0.03
Net realized and unrealized gains (losses)	3.25	1.67	(3.34)	(1.05)	2.49	(0.04)
Net increase (decrease) from operations	3.28	1.71	(3.26)	(0.98)	2.54	(0.01)
Dividends from net investment income	(0.03)	(0.09)	(0.03)	(0.05)	(0.05)	(0.03)
Distributions from net realized gains	—	—	(0.07)	(0.48)	—	—
Total dividends and distributions	(0.03)	(0.09)	(0.10)	(0.53)	(0.05)	(0.03)
Net asset value, end of period	$18.54	$15.29	$13.67	$17.03	$18.54	$16.05
Total investment return[7]	21.49%	12.49%	(19.04)%	(5.64)%	15.90%	(0.10)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.01%[8]	0.94%	0.88%	0.87%	0.86%	0.89%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	0.99%[8]	0.91%	0.84%	0.82%	0.82%	0.85%[10]
Net investment income (loss)	0.37%[8]	0.25%	0.63%	0.38%	0.27%	0.20%
Supplemental data:
Net assets, end of period (000's)	$14,421	$12,619	$16,885	$23,263	$26,125	$22,668
Portfolio turnover	52%	91%	100%	120%	95%	64%

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Annualized.

9  Amount represents less than 0.005%.

10  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Large Co Growth Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2011[1]	Years ended July 31,
	(unaudited)	2010[2]	2009	2008[3]	2007[4]	2006
Net asset value, beginning of period	$15.21	$13.59	$16.94	$18.45	$15.97	$16.02
Net investment income[5]	0.03	0.03	0.06	0.05	0.03	0.02
Net realized and unrealized gains (losses)	3.25	1.66	(3.32)	(1.04)	2.49	(0.05)
Net increase (decrease) from operations	3.28	1.69	(3.26)	(0.99)	2.52	(0.03)
Dividends from net investment income	(0.03)	(0.07)	(0.02)	(0.04)	(0.04)	(0.02)
Distributions from net realized gains	—	—	(0.07)	(0.48)	—	—
Total dividends and distributions	(0.03)	(0.07)	(0.09)	(0.52)	(0.04)	(0.02)
Net asset value, end of period	$18.46	$15.21	$13.59	$16.94	$18.45	$15.97
Total investment return[6]	21.56%	12.42%	(19.19)%	(5.68)%	15.76%	(0.20)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.97%[7]	0.99%	1.01%	0.96%	0.95%	1.00%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	0.96%[7]	0.96%	0.97%	0.91%	0.91%	0.95%[8]
Net investment income	0.40%[7]	0.19%	0.50%	0.29%	0.17%	0.12%
Supplemental data:
Net assets, end of period (000's)	$1,059,801	$895,889	$822,192	$1,230,206	$1,231,468	$945,358
Portfolio turnover	52%	91%	100%	120%	95%	64%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Roxbury Capital Management, LLC and Delaware Management Company at the close of business on November 29, 2010. Marsico Capital Management, LLC and Wellington Management Company, LLP also continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to Roxbury Capital Management, LLC on May 25, 2010.

3  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007.

4  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007.

5  Calculated using the average shares method.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  Annualized.

8  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

This page has been left blank intentionally.

PACE Select Advisors Trust

Financial highlights

PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009[1]	2008	2007	2006[2]
Net asset value, beginning of period	$14.28	$11.99	$14.27	$19.29	$17.07	$21.80
Net investment income (loss)[3]	(0.01)	(0.01)	0.05	0.06	0.01	(0.03)
Net realized and unrealized gains (losses)	2.84	2.31	(2.25)	(3.01)	2.97	(0.82)
Net increase (decrease) from operations	2.83	2.30	(2.20)	(2.95)	2.98	(0.85)
Dividends from net investment income	—	(0.01)	(0.08)	(0.00)[4]	—	—
Distributions from net realized gains	—	—	(0.00)[4]	(2.07)	(0.76)	(3.88)
Total dividends and distributions	—	(0.01)	(0.08)	(2.07)	(0.76)	(3.88)
Net asset value, end of period	$17.11	$14.28	$11.99	$14.27	$19.29	$17.07
Total investment return[5]	19.82%	19.17%	(15.29)%	(16.25)%	17.70%	(4.10)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.31%[6]	1.35%	1.39%	1.29%	1.27%	1.30%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.31%[6]	1.35%	1.38%	1.29%	1.27%	1.30%
Net investment income (loss)	(0.16)%[6]	(0.05)%	0.44%	0.34%	0.05%	(0.16)%
Supplemental data:
Net assets, end of period (000's)	$32,910	$27,920	$24,661	$37,185	$47,845	$45,583
Portfolio turnover	34%	81%	111%	43%	59%	81%
	Class C
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009[1]	2008	2007	2006[2]
Net asset value, beginning of period	$13.10	$11.07	$13.18	$18.12	$16.19	$21.03
Net investment income (loss)[3]	(0.06)	(0.10)	(0.03)	(0.06)	(0.13)	(0.17)
Net realized and unrealized gains (losses)	2.60	2.13	(2.08)	(2.81)	2.82	(0.79)
Net increase (decrease) from operations	2.54	2.03	(2.11)	(2.87)	2.69	(0.96)
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	—	—	(0.00)[4]	(2.07)	(0.76)	(3.88)
Total dividends and distributions	—	—	(0.00)[4]	(2.07)	(0.76)	(3.88)
Net asset value, end of period	$15.64	$13.10	$11.07	$13.18	$18.12	$16.19
Total investment return[5]	19.39%	18.34%	(15.98)%	(16.93)%	16.85%	(4.86)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.07%[6]	2.11%	2.15%	2.06%	2.04%	2.08%
Expenses after fee waivers and/or expense reimbursements by manager	2.07%[6]	2.11%	2.14%	2.06%	2.04%	2.08%
Net investment income (loss)	(0.92)%[6]	(0.80)%	(0.32)%	(0.42)%	(0.71)%	(0.93)%
Supplemental data:
Net assets, end of period (000's)	$5,645	$5,178	$5,603	$8,400	$11,964	$11,552
Portfolio turnover	34%	81%	111%	43%	59%	81%

1  A portion of the investment advisory function for this Portfolio was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009. Ariel Investments, LLC and Opus Capital Group, LLC ceased serving as investment advisors for the Portfolio effective May 29, 2009. Metropolitan West Capital Management, LLC continues to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Group, LLC on October 1, 2005.

3  Calculated using the average shares method.

4  Amount represents less than $0.005 per share.

	Class B
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009[1]	2008	2007	2006[2]
Net asset value, beginning of period	$13.03	$11.02	$13.12	$18.06	$16.15	$21.00
Net investment income (loss)[3]	(0.06)	(0.10)	(0.02)	(0.08)	(0.14)	(0.18)
Net realized and unrealized gains (losses)	2.58	2.11	(2.08)	(2.79)	2.81	(0.79)
Net increase (decrease) from operations	2.52	2.01	(2.10)	(2.87)	2.67	(0.97)
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	—	—	(0.00)[4]	(2.07)	(0.76)	(3.88)
Total dividends and distributions	—	—	(0.00)[4]	(2.07)	(0.76)	(3.88)
Net asset value, end of period	$15.55	$13.03	$11.02	$13.12	$18.06	$16.15
Total investment return[5]	19.16%	18.31%	(15.90)%	(16.99)%	16.77%	(4.93)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.31%[6]	2.37%	2.47%	2.20%	2.13%	2.14%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.16%[6]	2.16%	2.16%	2.16%	2.13%	2.14%[7]
Net investment income (loss)	(0.90)%[6]	(0.81)%	(0.25)%	(0.53)%	(0.80)%	(0.97)%
Supplemental data:
Net assets, end of period (000's)	$20	$57	$97	$333	$1,006	$1,859
Portfolio turnover	34%	81%	111%	43%	59%	81%
	Class Y
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009[1]	2008	2007	2006[2]
Net asset value, beginning of period	$14.63	$12.29	$14.64	$19.73	$17.39	$22.07
Net investment income (loss)[3]	0.00[4]	0.07	0.09	0.11	0.07	0.03
Net realized and unrealized gains (losses)	2.93	2.32	(2.31)	(3.07)	3.03	(0.83)
Net increase (decrease) from operations	2.93	2.39	(2.22)	(2.96)	3.10	(0.80)
Dividends from net investment income	(0.01)	(0.05)	(0.13)	(0.06)	—	—
Distributions from net realized gains	—	—	(0.00)[4]	(2.07)	(0.76)	(3.88)
Total dividends and distributions	(0.01)	(0.05)	(0.13)	(2.13)	(0.76)	(3.88)
Net asset value, end of period	$17.55	$14.63	$12.29	$14.64	$19.73	$17.39
Total investment return[5]	20.02%	19.50%	(14.92)%	(15.95)%	18.07%	(3.78)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.09%[6]	0.97%	0.98%	0.95%	0.94%	0.97%
Expenses after fee waivers and/or expense reimbursements by manager	1.09%[6]	0.97%	0.97%	0.95%	0.94%	0.97%
Net investment income (loss)	0.06%[6]	0.47%	0.85%	0.68%	0.37%	0.17%
Supplemental data:
Net assets, end of period (000's)	$379	$318	$3,255	$4,443	$5,980	$4,311
Portfolio turnover	34%	81%	111%	43%	59%	81%

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Small/Medium Co Value Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009[1]	2008	2007	2006[2]
Net asset value, beginning of period	$14.53	$12.20	$14.53	$19.60	$17.31	$22.02
Net investment income (loss)[3]	(0.00)[4]	0.02	0.07	0.08	0.03	(0.00)[4]
Net realized and unrealized gains (losses)	2.91	2.34	(2.30)	(3.05)	3.02	(0.83)
Net increase (decrease) from operations	2.91	2.36	(2.23)	(2.97)	3.05	(0.83)
Dividends from net investment income	(0.01)	(0.03)	(0.10)	(0.03)	—	—
Distributions from net realized gains	—	—	(0.00)[4]	(2.07)	(0.76)	(3.88)
Total dividends and distributions	(0.01)	(0.03)	(0.10)	(2.10)	(0.76)	(3.88)
Net asset value, end of period	$17.43	$14.53	$12.20	$14.53	$19.60	$17.31
Total investment return[5]	20.00%	19.38%	(15.14)%	(16.13)%	17.86%	(3.95)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.20%[6]	1.25%	1.32%	1.18%	1.16%	1.18%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.16%[6]	1.16%	1.16%	1.16%	1.16%[7]	1.16%
Net investment income (loss)	(0.01)%[6]	0.14%	0.66%	0.48%	0.16%	(0.03)%
Supplemental data:
Net assets, end of period (000's)	$400,934	$345,494	$310,059	$428,819	$483,873	$387,514
Portfolio turnover	34%	81%	111%	43%	59%	81%

1  A portion of the investment advisory function for this Portfolio was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009. Ariel Investments, LLC and Opus Capital Group, LLC ceased serving as investment advisors for the Portfolio effective May 29, 2009. Metropolitan West Capital Management, LLC continues to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Group, LLC on October 1, 2005.

3  Calculated using the average shares method.

4  Amount represents less than $0.005 per share.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

This page has been left blank intentionally.

PACE Select Advisors Trust

Financial highlights

PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009[1]	2008	2007[2]	2006[3]
Net asset value, beginning of period	$12.28	$10.63	$13.06	$17.30	$14.45	$17.52
Net investment loss[4]	(0.05)	(0.09)	(0.05)	(0.11)	(0.12)	(0.12)
Net realized and unrealized gains (losses)	3.40	1.74	(2.38)	(1.53)	3.40	(0.58)
Net increase (decrease) from operations	3.35	1.65	(2.43)	(1.64)	3.28	(0.70)
Distributions from net realized gains	—	—	—	(2.60)	(0.43)	(2.37)
Net asset value, end of period	$15.63	$12.28	$10.63	$13.06	$17.30	$14.45
Total investment return[5]	27.28%	15.52%	(18.61)%	(11.39)%	23.00%	(4.22)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.30%[6]	1.35%	1.40%	1.31%	1.30%	1.32%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.30%[6]	1.35%[7]	1.38%	1.31%	1.30%	1.32%
Net investment loss	(0.69)%[6]	(0.71)%	(0.56)%	(0.70)%	(0.77)%	(0.78)%
Supplemental data:
Net assets, end of period (000's)	$39,790	$32,053	$29,429	$41,494	$49,562	$48,824
Portfolio turnover	61%	133%	154%	128%	109%	134%
	Class C
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009[1]	2008	2007[2]	2006[3]
Net asset value, beginning of period	$11.19	$9.76	$12.07	$16.30	$13.74	$16.90
Net investment loss[4]	(0.10)	(0.16)	(0.11)	(0.21)	(0.24)	(0.24)
Net realized and unrealized gains (losses)	3.09	1.59	(2.20)	(1.42)	3.23	(0.55)
Net increase (decrease) from operations	2.99	1.43	(2.31)	(1.63)	2.99	(0.79)
Distributions from net realized gains	—	—	—	(2.60)	(0.43)	(2.37)
Net asset value, end of period	$14.18	$11.19	$9.76	$12.07	$16.30	$13.74
Total investment return[5]	26.72%	14.65%	(19.21)%	(12.08)%	22.14%	(4.98)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.13%[6]	2.13%	2.19%	2.08%	2.08%	2.11%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.13%[6,7]	2.13%[7]	2.13%	2.08%	2.08%	2.11%
Net investment loss	(1.51)%[6]	(1.49)%	(1.30)%	(1.47)%	(1.55)%	(1.56)%
Supplemental data:
Net assets, end of period (000's)	$3,880	$3,217	$3,285	$4,991	$6,712	$6,709
Portfolio turnover	61%	133%	154%	128%	109%	134%

1  A portion of the investment advisory function for this Portfolio was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Capital Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007.

3  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

4  Calculated using the average shares method.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009[1]	2008	2007[2]	2006[3]
Net asset value, beginning of period	$11.11	$9.69	$11.99	$16.22	$13.68	$16.86
Net investment loss[4]	(0.09)	(0.15)	(0.11)	(0.22)	(0.23)	(0.24)
Net realized and unrealized gains (losses)	3.06	1.57	(2.19)	(1.41)	3.20	(0.57)
Net increase (decrease) from operations	2.97	1.42	(2.30)	(1.63)	2.97	(0.81)
Distributions from net realized gains	—	—	—	(2.60)	(0.43)	(2.37)
Net asset value, end of period	$14.08	$11.11	$9.69	$11.99	$16.22	$13.68
Total investment return[5]	26.50%	14.86%	(19.18)%	(12.16)%	22.02%	(5.13)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.95%[6]	2.73%	2.61%	2.43%	2.30%	2.27%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.13%[6]	2.13%	2.13%	2.13%	2.13%	2.19%
Net investment loss	(1.52)%[6]	(1.39)%	(1.29)%	(1.52)%	(1.58)%	(1.62)%
Supplemental data:
Net assets, end of period (000's)	$17	$16	$68	$123	$310	$696
Portfolio turnover	61%	133%	154%	128%	109%	134%
	Class Y
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009[1]	2008	2007[2]	2006[3]
Net asset value, beginning of period	$12.74	$11.02	$13.47	$17.71	$14.72	$17.74
Net investment loss[4]	(0.03)	(0.02)	(0.01)	(0.05)	(0.07)	(0.07)
Net realized and unrealized gains (losses)	3.52	1.74	(2.44)	(1.59)	3.49	(0.58)
Net increase (decrease) from operations	3.49	1.72	(2.45)	(1.64)	3.42	(0.65)
Distributions from net realized gains	—	—	—	(2.60)	(0.43)	(2.37)
Net asset value, end of period	$16.23	$12.74	$11.02	$13.47	$17.71	$14.72
Total investment return[5]	27.39%	15.71%	(18.26)%	(11.09)%	23.54%	(3.86)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.05%[6]	0.94%	0.96%	0.94%	0.93%	0.95%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.05%[6]	0.94%	0.96%	0.94%	0.93%	0.95%
Net investment loss	(0.43)%[6]	(0.14)%	(0.15)%	(0.33)%	(0.41)%	(0.41)%
Supplemental data:
Net assets, end of period (000's)	$95	$62	$4,369	$5,671	$6,022	$4,279
Portfolio turnover	61%	133%	154%	128%	109%	134%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Small/Medium Co Growth Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009[1]	2008	2007[2]	2006[3]
Net asset value, beginning of period	$12.62	$10.90	$13.36	$17.61	$14.67	$17.72
Net investment loss[4]	(0.04)	(0.06)	(0.03)	(0.08)	(0.10)	(0.10)
Net realized and unrealized gains (losses)	3.50	1.78	(2.43)	(1.57)	3.47	(0.58)
Net increase (decrease) from operations	3.46	1.72	(2.46)	(1.65)	3.37	(0.68)
Distributions from net realized gains	—	—	—	(2.60)	(0.43)	(2.37)
Net asset value, end of period	$16.08	$12.62	$10.90	$13.36	$17.61	$14.67
Total investment return[5]	27.42%	15.78%	(18.41)%	(11.22)%	23.28%	(4.05)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.18%[6]	1.23%	1.31%	1.17%	1.16%	1.18%
Expenses after fee waivers and/or expense reimbursements by manager	1.13%[6]	1.13%	1.13%	1.13%	1.13%	1.13%
Net investment loss	(0.52)%[6]	(0.50)%	(0.31)%	(0.52)%	(0.60)%	(0.59)%
Supplemental data:
Net assets, end of period (000's)	$414,738	$338,951	$310,425	$456,354	$500,929	$380,197
Portfolio turnover	61%	133%	154%	128%	109%	134%

1  A portion of the investment advisory function for this Portfolio was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Capital Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007.

3  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

4  Calculated using the average shares method.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

See accompanying notes to financial statements.

This page has been left blank intentionally.

PACE Select Advisors Trust

Financial highlights

PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2011[1]	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.72	$11.72	$16.17	$21.27	$19.03	$15.46
Net investment income[2]	0.05	0.19	0.27	0.41	0.29	0.30
Net realized and unrealized gains (losses)	1.61	0.06	(4.22)	(2.99)	4.09	3.50
Net increase (decrease) from operations	1.66	0.25	(3.95)	(2.58)	4.38	3.80
Dividends from net investment income	(0.22)	(0.25)	(0.50)	(0.28)	(0.35)	(0.23)
Distributions from net realized gains	—	—	—	(2.24)	(1.79)	—
Total dividends and distributions	(0.22)	(0.25)	(0.50)	(2.52)	(2.14)	(0.23)
Net asset value, end of period	$13.16	$11.72	$11.72	$16.17	$21.27	$19.03
Total investment return[3]	14.20%	2.05%	(24.02)%	(13.73)%	24.14%	24.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.41%[5]	1.43%	1.46%	1.37%	1.38%	1.47%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.41%[5]	1.43%	1.46%	1.37%	1.38%	1.47%[6]
Net investment income	0.84%[5]	1.54%	2.47%	2.16%	1.42%	1.73%
Supplemental data:
Net assets, end of period (000's)	$69,884	$66,355	$71,466	$106,380	$130,966	$111,153
Portfolio turnover	40%	60%	60%	54%	61%	52%
	Class C
	Six months ended January 31, 2011[1]	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.47	$11.49	$15.79	$20.81	$18.65	$15.16
Net investment income[2]	0.00[4]	0.08	0.17	0.25	0.12	0.14
Net realized and unrealized gains (losses)	1.58	0.05	(4.11)	(2.92)	4.01	3.44
Net increase (decrease) from operations	1.58	0.13	(3.94)	(2.67)	4.13	3.58
Dividends from net investment income	(0.11)	(0.15)	(0.36)	(0.11)	(0.18)	(0.09)
Distributions from net realized gains	—	—	—	(2.24)	(1.79)	—
Total dividends and distributions	(0.11)	(0.15)	(0.36)	(2.35)	(1.97)	(0.09)
Net asset value, end of period	$12.94	$11.47	$11.49	$15.79	$20.81	$18.65
Total investment return[3]	13.81%	1.10%	(24.67)%	(14.42)%	23.13%	23.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.25%[5]	2.26%	2.31%	2.18%	2.18%	2.32%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.25%[5]	2.26%	2.31%	2.18%	2.18%	2.32%[6]
Net investment income	0.01%[5]	0.69%	1.62%	1.33%	0.60%	0.84%
Supplemental data:
Net assets, end of period (000's)	$3,928	$3,769	$4,342	$6,949	$8,856	$8,168
Portfolio turnover	40%	60%	60%	54%	61%	52%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. (EAFE Opportunities Segment) on November 8, 2010. Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc. (REI Segment) continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Amount represents less than $0.005 per share.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Six months ended January 31, 2011[1]	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.68	$11.65	$15.79	$20.80	$18.60	$15.07
Net investment income[2]	0.01	0.05	0.14	0.17	0.07	0.12
Net realized and unrealized gains (losses)	1.59	0.08	(4.09)	(2.88)	4.04	3.43
Net increase (decrease) from operations	1.60	0.13	(3.95)	(2.71)	4.11	3.55
Dividends from net investment income	—	(0.10)	(0.19)	(0.06)	(0.12)	(0.02)
Distributions from net realized gains	—	—	—	(2.24)	(1.79)	—
Total dividends and distributions	—	(0.10)	(0.19)	(2.30)	(1.91)	(0.02)
Net asset value, end of period	$13.28	$11.68	$11.65	$15.79	$20.80	$18.60
Total investment return[3]	13.50%	1.14%	(24.80)%	(14.57)%	23.03%	23.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	3.59%[5]	2.59%	2.63%	2.31%	2.27%	2.45%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.37%[5]	2.40%	2.40%	2.31%	2.27%	2.45%[6]
Net investment income	0.21%[5]	0.43%	1.36%	0.89%	0.37%	0.73%
Supplemental data:
Net assets, end of period (000's)	$5	$20	$66	$186	$489	$740
Portfolio turnover	40%	60%	60%	54%	61%	52%
	Class Y
	Six months ended January 31, 2011[1]	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.71	$11.72	$16.20	$21.30	$19.06	$15.49
Net investment income[2]	0.07	0.22	0.31	0.48	0.36	0.38
Net realized and unrealized gains (losses)	1.61	0.07	(4.23)	(2.98)	4.10	3.49
Net increase (decrease) from operations	1.68	0.29	(3.92)	(2.50)	4.46	3.87
Dividends from net investment income	(0.25)	(0.30)	(0.56)	(0.36)	(0.43)	(0.30)
Distributions from net realized gains	—	—	—	(2.24)	(1.79)	—
Total dividends and distributions	(0.25)	(0.30)	(0.56)	(2.60)	(2.22)	(0.30)
Net asset value, end of period	$13.14	$11.71	$11.72	$16.20	$21.30	$19.06
Total investment return[3]	14.30%	2.43%	(23.73)%	(13.38)%	24.55%	25.25%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.18%[5]	1.10%	1.06%	1.02%	1.02%	1.06%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.18%[5]	1.10%	1.06%	1.02%	1.02%	1.06%
Net investment income	1.10%[5]	1.77%	2.89%	2.51%	1.78%	2.14%
Supplemental data:
Net assets, end of period (000's)	$23,115	$23,368	$33,012	$50,655	$65,377	$53,388
Portfolio turnover	40%	60%	60%	54%	61%	52%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE International Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2011[1]	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.69	$11.70	$16.16	$21.27	$19.03	$15.46
Net investment income[2]	0.07	0.22	0.29	0.46	0.35	0.37
Net realized and unrealized gains (losses)	1.61	0.05	(4.21)	(2.99)	4.09	3.48
Net increase (decrease) from operations	1.68	0.27	(3.92)	(2.53)	4.44	3.85
Dividends from net investment income	(0.25)	(0.28)	(0.54)	(0.34)	(0.41)	(0.28)
Distributions from net realized gains	—	—	—	(2.24)	(1.79)	—
Total dividends and distributions	(0.25)	(0.28)	(0.54)	(2.58)	(2.20)	(0.28)
Net asset value, end of period	$13.12	$11.69	$11.70	$16.16	$21.27	$19.03
Total investment return[3]	14.43%	2.21%	(23.81)%	(13.53)%	24.48%	25.17%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.17%[4]	1.18%	1.22%	1.12%	1.12%	1.17%
Expenses after fee waivers and/or expense reimbursements by manager	1.17%[4]	1.18%	1.22%	1.12%	1.12%	1.17%
Net investment income	1.07%[4]	1.80%	2.72%	2.44%	1.70%	2.09%
Supplemental data:
Net assets, end of period (000's)	$796,676	$698,546	$684,359	$1,048,105	$1,173,137	$900,603
Portfolio turnover	40%	60%	60%	54%	61%	52%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. (EAFE Opportunities Segment) on November 8, 2010. Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc. (REI Segment) continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements.

This page has been left blank intentionally.

PACE Select Advisors Trust

Financial highlights

PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2011[1]	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.19	$10.58	$19.46	$23.61	$18.30	$15.13
Net investment income (loss)[2]	0.03	0.09	0.20	0.25	0.21	0.21
Net realized and unrealized gains (losses)	1.52	1.68	(5.71)	(0.49)	8.02	3.10
Net increase (decrease) from operations	1.55	1.77	(5.51)	(0.24)	8.23	3.31
Dividends from net investment income	(0.10)	(0.16)	(0.13)	(0.27)	(0.22)	(0.14)
Distributions from net realized gains	—	—	(3.24)	(3.64)	(2.70)	—
Total dividends and distributions	(0.10)	(0.16)	(3.37)	(3.91)	(2.92)	(0.14)
Net asset value, end of period	$13.64	$12.19	$10.58	$19.46	$23.61	$18.30
Total investment return[3]	12.69%	16.81%	(21.37)%	(2.61)%	49.16%	21.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.82%[4]	1.87%	1.93%	1.86%	1.89%	1.97%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.82%[4]	1.87%	1.93%	1.86%	1.89%	1.97%[5]
Net investment income (loss)	0.40%[4]	0.75%	2.06%	1.14%	1.05%	1.20%
Supplemental data:
Net assets, end of period (000's)	$23,207	$19,111	$17,784	$29,938	$31,216	$21,651
Portfolio turnover	65%	60%	77%	53%	54%	84%
	Class C
	Six months ended January 31, 2011[1]	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.38	$9.90	$18.48	$22.61	$17.62	$14.58
Net investment income (loss)[2]	(0.02)	(0.00)[6]	0.13	0.08	0.06	0.07
Net realized and unrealized gains (losses)	1.40	1.58	(5.47)	(0.46)	7.69	3.00
Net increase (decrease) from operations	1.38	1.58	(5.34)	(0.38)	7.75	3.07
Dividends from net investment income	—	(0.10)	—	(0.11)	(0.06)	(0.03)
Distributions from net realized gains	—	—	(3.24)	(3.64)	(2.70)	—
Total dividends and distributions	—	(0.10)	(3.24)	(3.75)	(2.76)	(0.03)
Net asset value, end of period	$12.76	$11.38	$9.90	$18.48	$22.61	$17.62
Total investment return[3]	12.23%	15.96%	(21.97)%	(3.34)%	48.03%	21.06%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.57%[4]	2.61%	2.67%	2.60%	2.64%	2.78%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.57%[4]	2.61%	2.67%	2.60%	2.64%	2.78%[5]
Net investment income (loss)	(0.31)%[4]	(0.01)%	1.35%	0.39%	0.30%	0.40%
Supplemental data:
Net assets, end of period (000's)	$3,852	$3,682	$3,525	$6,536	$7,461	$5,484
Portfolio turnover	65%	60%	77%	53%	54%	84%

1  Portions of the investment advisory function for this Portfolio were transferred to Delaware Management Company and Pzena Investment Management, LLC, respectively, on November 4, 2010. Mondrian Investment Partners Limited continues to provide a portion of the investment advisory function. Gartmore Global Partners provided a portion of the investment advisory function during this period and then was subsequently terminated as a sub-advisor to the Portfolio at the close of business on March 22, 2011.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

6  Amount represents less than $0.005 per share.

	Class B
	Six months ended January 31, 2011[1]	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.48	$9.91	$18.50	$22.61	$17.60	$14.55
Net investment income (loss)[2]	(0.02)	(0.03)	0.11	0.06	0.04	0.05
Net realized and unrealized gains (losses)	1.41	1.60	(5.46)	(0.46)	7.69	3.00
Net increase (decrease) from operations	1.39	1.57	(5.35)	(0.40)	7.73	3.05
Dividends from net investment income	—	—	—	(0.07)	(0.02)	—
Distributions from net realized gains	—	—	(3.24)	(3.64)	(2.70)	—
Total dividends and distributions	—	—	(3.24)	(3.71)	(2.72)	—
Net asset value, end of period	$12.87	$11.48	$9.91	$18.50	$22.61	$17.60
Total investment return[3]	12.11%	15.84%	(22.05)%	(3.41)%	47.95%	20.96%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.72%[4]	2.72%	2.72%	2.68%	2.69%	2.86%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.72%[4]	2.72%	2.72%	2.68%	2.69%	2.86%[5]
Net investment income (loss)	(0.38)%[4]	(0.31)%	1.14%	0.28%	0.20%	0.29%
Supplemental data:
Net assets, end of period (000's)	$48	$60	$135	$319	$535	$522
Portfolio turnover	65%	60%	77%	53%	54%	84%
	Class Y
	Six months ended January 31, 2011[1]	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.41	$10.78	$19.79	$23.95	$18.53	$15.30
Net investment income (loss)[2]	0.05	0.10	0.28	0.34	0.30	0.30
Net realized and unrealized gains (losses)	1.52	1.74	(5.83)	(0.51)	8.12	3.13
Net increase (decrease) from operations	1.57	1.84	(5.55)	(0.17)	8.42	3.43
Dividends from net investment income	(0.11)	(0.21)	(0.22)	(0.35)	(0.30)	(0.20)
Distributions from net realized gains	—	—	(3.24)	(3.64)	(2.70)	—
Total dividends and distributions	(0.11)	(0.21)	(3.46)	(3.99)	(3.00)	(0.20)
Net asset value, end of period	$13.87	$12.41	$10.78	$19.79	$23.95	$18.53
Total investment return[3]	12.67%	17.15%	(21.00)%	(2.22)%	49.74%	22.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.62%[4]	1.62%	1.47%	1.50%	1.52%	1.56%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.62%[4]	1.62%	1.47%	1.50%	1.52%	1.56%
Net investment income (loss)	0.67%[4]	0.88%	2.87%	1.49%	1.44%	1.64%
Supplemental data:
Net assets, end of period (000's)	$20,033	$21,524	$33,069	$31,579	$29,576	$20,201
Portfolio turnover	65%	60%	77%	53%	54%	84%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE International Emerging Markets Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2011[1]	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.36	$10.72	$19.68	$23.84	$18.44	$15.25
Net investment income[2]	0.03	0.09	0.20	0.28	0.23	0.21
Net realized and unrealized gains (losses)	1.53	1.71	(5.77)	(0.51)	8.09	3.13
Net increase (decrease) from operations	1.56	1.80	(5.57)	(0.23)	8.32	3.34
Dividends from net investment income	(0.09)	(0.16)	(0.15)	(0.29)	(0.22)	(0.15)
Distributions from net realized gains	—	—	(3.24)	(3.64)	(2.70)	—
Total dividends and distributions	(0.09)	(0.16)	(3.39)	(3.93)	(2.92)	(0.15)
Net asset value, end of period	$13.83	$12.36	$10.72	$19.68	$23.84	$18.44
Total investment return[3]	12.66%	16.85%	(21.42)%	(2.52)%	49.31%	21.98%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.78%[4]	1.85%	1.97%	1.78%	1.82%	1.98%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.78%[4]	1.85%	1.97%	1.78%	1.82%	1.98%[5]
Net investment income	0.48%[4]	0.78%	2.03%	1.22%	1.13%	1.20%
Supplemental data:
Net assets, end of period (000's)	$259,766	$232,908	$210,680	$337,958	$374,910	$259,321
Portfolio turnover	65%	60%	77%	53%	54%	84%

1  Portions of the investment advisory function for this Portfolio were transferred to Delaware Management Company and Pzena Investment Management, LLC, respectively, on November 4, 2010. Mondrian Investment Partners Limited continues to provide a portion of the investment advisory function. Gartmore Global Partners provided a portion of the investment advisory function during this period and then was subsequently terminated as a sub-advisor to the Portfolio at the close of business on March 22, 2011.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

This page has been left blank intentionally.

PACE Select Advisors Trust

Financial highlights

PACE Global Real Estate Securities Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2011	Years ended July 31,			Period ended July 31,
	(unaudited)	2010[1]	2009	2008	2007[2]
Net asset value, beginning of period	$5.31	$4.86	$7.73	$9.54	$9.84
Net investment income[6]	0.07	0.11	0.16	0.19	0.09
Net realized and unrealized gains (losses)	0.73	0.83	(2.97)	(1.70)	(0.35)
Net increase (decrease) from operations	0.80	0.94	(2.81)	(1.51)	(0.26)
Dividends from net investment income	(0.39)	(0.49)	(0.06)	(0.27)	(0.04)
Distributions from net realized gains	—	—	—	(0.03)	—
Total dividends and distributions	(0.39)	(0.49)	(0.06)	(0.30)	(0.04)
Net asset value, end of period	$5.72	$5.31	$4.86	$7.73	$9.54
Total investment return[7]	15.43%	19.70%	(36.25)%	(16.22)%	(2.63)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.67%[8]	1.89%	2.06%	1.74%	3.06%[8]
Expenses after fee waivers and/or expense reimbursements by manager	1.45%[8]	1.45%	1.45%	1.45%	1.45%[8]
Net investment income	2.28%[8]	2.13%	3.32%	2.10%	1.47%[8]
Supplemental data:
Net assets, end of period (000's)	$4,418	$3,975	$3,238	$6,647	$4,199
Portfolio turnover	31%	117%	127%	68%	38%

	Class Y
	Six months ended January 31, 2011	Year ended July 31,	Period ended July 31,	Period ended February 15,
	(unaudited)	2010[1]	2009[3]	2007[4]
Net asset value, beginning of period	$5.33	$4.87	$4.35	$10.00
Net investment income[6]	0.07	0.12	0.09	0.06
Net realized and unrealized gains (losses)	0.74	0.84	0.43	0.97
Net increase (decrease) from operations	0.81	0.96	0.52	1.03
Dividends from net investment income	(0.40)	(0.50)	—	(0.04)
Distributions from net realized gains	—	—	—	—
Total dividends and distributions	(0.40)	(0.50)	—	(0.04)
Net asset value, end of period	$5.74	$5.33	$4.87	$10.99
Total investment return[7]	15.64%	20.15%	11.95%	10.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.35%[8]	1.51%	1.87%[8]	1.92%[8]
Expenses after fee waivers and/or expense reimbursements by manager	1.20%[8]	1.20%	1.20%[8]	1.20%[8]
Net investment income	2.46%[8]	2.34%	3.84%[8]	3.07%[8]
Supplemental data:
Net assets, end of period (000's)	$176	$111	$13	$—
Portfolio turnover	31%	117%	127%	38%

1  Investment advisory functions for this Portfolio were transferred from Goldman Sachs Asset Management, L.P. to Brookfield Investment Management Inc. and ING Clarion Real Estate Securities, LLC on November 17, 2009.

2  For the period December 18, 2006 (commencement of issuance) through July 31, 2007.

3  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

4  For the period November 30, 2006 (commencement of issuance) through February 15, 2007. There were no shares outstanding from February 16, 2007 through December 25, 2008.

5  For the period January 22, 2007 (commencement of issuance) through July 31, 2007.

6  Calculated using the average shares method.

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Annualized.

	Class C
	Six months ended January 31, 2011	Years ended July 31,			Period ended July 31,
	(unaudited)	2010[1]	2009	2008	2007[2]
Net asset value, beginning of period	$5.29	$4.85	$7.69	$9.49	$9.84
Net investment income[6]	0.04	0.07	0.12	0.12	0.05
Net realized and unrealized gains (losses)	0.74	0.82	(2.95)	(1.69)	(0.36)
Net increase (decrease) from operations	0.78	0.89	(2.83)	(1.57)	(0.31)
Dividends from net investment income	(0.35)	(0.45)	(0.01)	(0.20)	(0.04)
Distributions from net realized gains	—	—	—	(0.03)	—
Total dividends and distributions	(0.35)	(0.45)	(0.01)	(0.23)	(0.04)
Net asset value, end of period	$5.72	$5.29	$4.85	$7.69	$9.49
Total investment return[7]	14.88%	18.74%	(36.73)%	(16.84)%	(3.16)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.47%[8]	2.69%	2.96%	2.68%	3.78%[8]
Expenses after fee waivers and/or expense reimbursements by manager	2.20%[8]	2.20%	2.20%	2.20%	2.20%[8]
Net investment income	1.52%[8]	1.37%	2.67%	1.29%	0.84%[8]
Supplemental data:
Net assets, end of period (000's)	$198	$171	$136	$213	$343
Portfolio turnover	31%	117%	127%	68%	38%

	Class P
	Six months ended January 31, 2011	Years ended July 31,			Period ended July 31,
	(unaudited)	2010[1]	2009	2008	2007[5]
Net asset value, beginning of period	$5.32	$4.86	$7.75	$9.56	$10.26
Net investment income[6]	0.07	0.12	0.17	0.21	0.09
Net realized and unrealized gains (losses)	0.74	0.83	(2.97)	(1.71)	(0.79)
Net increase (decrease) from operations	0.81	0.95	(2.80)	(1.50)	(0.70)
Dividends from net investment income	(0.40)	(0.49)	(0.09)	(0.28)	—
Distributions from net realized gains	—	—	—	(0.03)	—
Total dividends and distributions	(0.40)	(0.49)	(0.09)	(0.31)	—
Net asset value, end of period	$5.73	$5.32	$4.86	$7.75	$9.56
Total investment return[7]	15.69%	20.10%	(36.09)%	(16.06)%	(6.82)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.66%[8]	1.91%	2.17%	1.71%	3.02%[8]
Expenses after fee waivers and/or expense reimbursements by manager	1.20%[8]	1.20%	1.20%	1.20%	1.20%[8]
Net investment income	2.49%[8]	2.36%	3.67%	2.38%	1.75%[8]
Supplemental data:
Net assets, end of period (000's)	$90,604	$73,866	$52,925	$70,125	$44,772
Portfolio turnover	31%	117%	127%	68%	38%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Alternative Strategies Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A						Class B
	Six months ended January 31, 2011[1]	Years ended July 31,				Period ended July 31,	Period ended April 7,	Years ended July 31,			Period ended July 31,
	(unaudited)	2010	2009[2]	2008[3]	2007	2006[4]	2010[5]	2009[2]	2008[3]	2007	2006[6]
Net asset value, beginning of period	$9.16	$8.79	$10.46	$11.27	$9.93	$10.01	$8.64	$10.36	$11.19	$9.91	$9.84
Net investment income (loss)[8]	(0.01)	0.00[9]	0.06	0.09	0.13	0.03	(0.03)	(0.01)	0.01	0.02	0.01
Net realized and unrealized gains (losses)	0.41	0.40	(1.63)	(0.65)	1.26	(0.11)	0.56	(1.62)	(0.64)	1.29	0.06
Net increase (decrease) from operations	0.40	0.40	(1.57)	(0.56)	1.39	(0.08)	0.53	(1.63)	(0.63)	1.31	0.07
Dividends from net investment income	(0.09)	(0.03)	(0.03)	(0.07)	(0.05)	—	—	(0.02)	(0.02)	(0.03)	—
Distributions from net realized gains	—	—	(0.07)	(0.18)	—	—	—	(0.07)	(0.18)	—	—
Total dividends and distributions	(0.09)	(0.03)	(0.10)	(0.25)	(0.05)	—	—	(0.09)	(0.20)	(0.03)	—
Net asset value, end of period	$9.47	$9.16	$8.79	$10.46	$11.27	$9.93	$9.17	$8.64	$10.36	$11.19	$9.91
Total investment return[10]	4.34%	4.41%	(14.95)%	(4.94)%	14.09%	(0.80)%	6.01%	(15.54)%	(5.68)%	13.26%	0.71%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.02%[11]	2.06%	2.23%	2.42%	2.69%	4.24%[11]	3.20%[11]	3.13%	4.51%	3.68%	5.09%[11]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.02%[11,12]	2.00%	2.20%	2.42%[12]	2.52%	2.14%[11]	2.77%[11]	3.00%	3.16%	3.23%	2.83%[11]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.95%[11,12]	1.95%	1.95%	1.94%[12]	1.88%	1.66%[11]	2.70%[11]	2.70%	2.70%	2.63%	2.38%[11]
Net investment income (loss)	(0.19)%[11]	0.04%	0.69%	0.79%	1.21%	1.30%[11]	(0.49)%[11]	(0.08)%	0.08%	0.31%	0.41%[11]
Supplemental data:
Net assets, end of period (000's)	$65,179	$56,772	$65,429	$150,598	$64,409	$10,393	$—	$29	$23	$18	$3
Portfolio turnover	137%	244%	423%	389%	178%	54%	244%	423%	389%	178%	54%

1  A portion of the investment advisory function for this Portfolio was transferred to Standard Life Investments (Corporate Funds) Limited on August 5, 2010. Analytic Investors, LLC, First Quadrant L.P., Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to First Quadrant L.P. on April 8, 2009.

3  A portion of the investment advisory function for this Porftolio was transferred to Goldman Sachs Asset Managment, L.P. on September 10, 2007.

4  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

5  For the period August 1, 2009 through April 7, 2010. There were no shares outstanding from April 8, 2010 through July 31, 2010.

6  For the period May 19, 2006 (commencement of issuance) through July 31, 2006.

7  For the period April 11, 2006 (commencement of issuance) through July 31, 2006.

8  Calculated using the average shares method.

9  Amount represents less than $0.005 per share.

10  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

11  Annualized.

12  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Six months ended January 31, 2011[1]	Years ended July 31,				Period ended July 31,
	(unaudited)	2010	2009[2]	2008[3]	2007	2006[7]
Net asset value, beginning of period	$8.97	$8.64	$10.34	$11.20	$9.91	$9.97
Net investment income (loss)[8]	(0.04)	(0.06)	(0.01)	0.01	0.05	0.02
Net realized and unrealized gains (losses)	0.40	0.39	(1.62)	(0.64)	1.26	(0.08)
Net increase (decrease) from operations	0.36	0.33	(1.63)	(0.63)	1.31	(0.06)
Dividends from net investment income	(0.02)	—	—	(0.05)	(0.02)	—
Distributions from net realized gains	—	—	(0.07)	(0.18)	—	—
Total dividends and distributions	(0.02)	—	(0.07)	(0.23)	(0.02)	—
Net asset value, end of period	$9.31	$8.97	$8.64	$10.34	$11.20	$9.91
Total investment return[10]	4.06%	3.70%	(15.61)%	(5.67)%	13.23%	(0.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.73%[11]	2.75%	2.96%	3.16%	3.45%	4.35%[11]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.73%[11,12]	2.75%	2.96%	3.16%[12]	3.28%	2.84%[11]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.66%[11,12]	2.70%	2.70%	2.67%[12]	2.65%	2.40%[11]
Net investment income (loss)	(0.90)%[11]	(0.72)%	(0.08)%	0.08%	0.56%	0.66%[11]
Supplemental data:
Net assets, end of period (000's)	$7,100	$6,887	$6,565	$7,921	$3,843	$302
Portfolio turnover	137%	244%	423%	389%	178%	54%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Alternative Strategies Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class Y
	Six months ended January 31, 2011[1]	Years ended July 31,		Periods ended July 31,
	(unaudited)	2010	2009[2]	2008[3,4]	2006[5]
Net asset value, beginning of period	$9.19	$8.80	$10.51	$10.52	$10.00
Net investment income (loss)[7]	0.00[8]	0.03	0.08	(0.00)[8]	0.06
Net realized and unrealized gains (losses)	0.41	0.40	(1.66)	(0.01)	(0.20)
Net increase (decrease) from operations	0.41	0.43	(1.58)	(0.01)	(0.14)
Dividends from net investment income	(0.08)	(0.04)	(0.06)	—	—
Distributions from net realized gains	—	—	(0.07)	—	—
Total dividends and distributions	(0.08)	(0.04)	(0.13)	—	—
Net asset value, end of period	$9.52	$9.19	$8.80	$10.51	$9.86
Total investment return[9]	4.37%	4.83%	(14.81)%	(0.10)%	(1.40)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.90%[10]	1.76%	1.98%	2.69%[10]	2.34%[10]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.78%[10]	1.76%[11]	1.95%	2.52%[10]	1.76%[10]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.70%[10]	1.70%[11]	1.70%	1.70%[10]	1.41%[10]
Net investment income (loss)	0.06%[10]	0.37%	0.95%	(1.77)%[10]	1.94%[10]
Supplemental data:
Net assets, end of period (000's)	$1,668	$1,977	$13,707	$57,552	$—
Portfolio turnover	137%	244%	423%	389%	54%

1  A portion of the investment advisory function for this Portfolio was transferred to Standard Life Investments (Corporate Funds) Limited on August 5, 2010. Analytic Investors, LLC, First Quadrant L.P., Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to First Quadrant L.P. on April 8, 2009.

3  A portion of the investment advisory function for this Porftolio was transferred to Goldman Sachs Asset Managment, L.P. on September 10, 2007.

4  For the period July 23, 2008 (recommencement of issuance) through July 31, 2008.

5  For the period April 3, 2006 (commencement of issuance) through July 26, 2006. There were no shares outstanding from July 27, 2006 through July 22, 2008.

6  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

7  Calculated using the average shares method.

8  Amount represents less than $0.005 per share.

9  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

10  Annualized.

11  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the cap.

	Class P
	Six months ended January 31, 2011[1]	Years ended July 31,				Period ended July 31,
	(unaudited)	2010	2009[2]	2008[3]	2007	2006[6]
Net asset value, beginning of period	$9.19	$8.82	$10.51	$11.30	$9.94	$10.01
Net investment income (loss)[7]	0.00[8]	0.03	0.08	0.12	0.16	0.03
Net realized and unrealized gains (losses)	0.41	0.40	(1.65)	(0.65)	1.26	(0.10)
Net increase (decrease) from operations	0.41	0.43	(1.57)	(0.53)	1.42	(0.07)
Dividends from net investment income	(0.11)	(0.06)	(0.05)	(0.08)	(0.06)	—
Distributions from net realized gains	—	—	(0.07)	(0.18)	—	—
Total dividends and distributions	(0.11)	(0.06)	(0.12)	(0.26)	(0.06)	—
Net asset value, end of period	$9.49	$9.19	$8.82	$10.51	$11.30	$9.94
Total investment return[9]	4.59%	4.71%	(14.73)%	(4.76)%	14.38%	(0.70)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.77%[10]	1.79%	1.96%	2.13%	2.43%	4.12%[10]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.77%[10,11]	1.75%	1.95%	2.13%[11]	2.28%	1.90%[10]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.70%[10,11]	1.70%	1.70%	1.68%[11]	1.64%	1.41%[10]
Net investment income (loss)	0.06%[10]	0.28%	0.93%	1.10%	1.44%	1.47%[10]
Supplemental data:
Net assets, end of period (000's)	$449,978	$399,477	$356,352	$555,361	$384,649	$46,920
Portfolio turnover	137%	244%	423%	389%	178%	54%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (collectively, the "Portfolios").

Effective November 22, 2010, the names of the Trust and each of the Portfolios have been changed as indicated below:

Former name	Current name
UBS PACE® Select Advisors Trust	PACE® Select Advisors Trust

UBS PACE® Money Market Investments	PACE® Money Market Investments

UBS PACE® Government Securities Fixed Income Investments	PACE® Government Securities Fixed Income Investments

UBS PACE® Intermediate Fixed Income Investments	PACE® Intermediate Fixed Income Investments

UBS PACE® Strategic Fixed Income Investments	PACE® Strategic Fixed Income Investments

UBS PACE® Municipal Fixed Income Investments	PACE® Municipal Fixed Income Investments

UBS PACE® Global Fixed Income Investments	PACE® International Fixed Income Investments

UBS PACE® High Yield Investments	PACE® High Yield Investments

UBS PACE® Large Co Value Equity Investments	PACE® Large Co Value Equity Investments

UBS PACE® Large Co Growth Equity Investments	PACE® Large Co Growth Equity Investments

UBS PACE® Small/Medium Co Value Equity Investments	PACE® Small/Medium Co Value Equity Investments

UBS PACE® Small/Medium Co Growth Equity Investments	PACE® Small/Medium Co Growth Equity Investments

UBS PACE® International Equity Investments	PACE® International Equity Investments

UBS PACE® International Emerging Markets Equity Investments	PACE® International Emerging Markets Equity Investments

UBS PACE® Global Real Estate Securities Investments	PACE® Global Real Estate Securities Investments

UBS PACE® Alternative Strategies Investments	PACE® Alternative Strategies Investments

Each of the Portfolios is classified as a diversified investment company with the exception of PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. With the exception of PACE Money Market Investments (which currently offers Class P shares only) and PACE Global Real Estate Securities Investments (which currently offers Class A, Class C, Class Y and Class P shares), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P

PACE Select Advisors Trust

Notes to financial statements (unaudited)

shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program, except that PACE Money Market Investments shares are also available to participants in the PACESM Multi Advisor Program.

As of October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are not permitted. Existing shareholders of Class B shares may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends and distributions or through exchanges, all Class B share attributes, including the associated Rule 12b-1 service plan and distribution fees, contingent deferred sales charges and conversion features will continue.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Financial Accounting Standard Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Each Portfolio (except PACE Money Market Investments) calculates its net asset value based on the current value for its portfolio securities. The Portfolios normally obtain values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market close, last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges (and certain related derivatives) may be fair valued based on significant events that occur between the close of the foreign markets and 4:00 pm EST. PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets (and certain related derivatives) in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", that value is likely to be different from the last quoted market price for the security. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair value hierarchy at reporting period ends. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). If a market value is not available from an independent pricing source for a particular security,

PACE Select Advisors Trust

Notes to financial statements (unaudited)

that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange ("NYSE"), the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the PACE Money Market Investments Portfolio are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, swaps are valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of each Portfolio's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. Management is currently evaluating the impact that adoption of the remaining portion of ASU No. 2010-06 may have on the Trust's financial statement disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value

PACE Select Advisors Trust

Notes to financial statements (unaudited)

through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of each Portfolio is consistent with the derivative activity during the period ended January 31, 2011. The Portfolios may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Portfolios are not aware of any additional credit-risk contingent features on other derivative contracts held by the Portfolios.

At January 31, 2011, the Portfolios had the following derivatives categorized by underlying risk:

Asset derivatives[1]
	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Government Securities Fixed Income Investments
Swap agreements	—	—	$380,000	—	$380,000
Total value	—	—	$380,000	—	$380,000
PACE Intermediate Fixed Income Investments
Futures contracts	$1,857,532	—	—	—	$1,857,532
Forward foreign currency contracts	—	$683,917	—	—	683,917
Total value	$1,857,532	$683,917	—	—	$2,541,449
PACE Strategic Fixed Income Investments
Futures contracts	$17,150	—	—	—	$17,150
Forward foreign currency contracts	—	$788,509	—	—	788,509
Swap agreements	—	—	$1,140,247	—	1,140,247
Total value	$17,150	$788,509	$1,140,247	—	$1,945,906
PACE International Fixed Income Investments
Futures contracts	$2,862,305	—	—	—	$2,862,305
Forward foreign currency contracts	—	$4,780,239	—	—	4,780,239
Total value	$2,862,305	$4,780,239	—	—	$7,642,544
PACE High Yield Investments
Forward foreign currency contracts	—	$10,436	—	—	$10,436
Total value	—	$10,436	—	—	$10,436
PACE International Equity Investments
Forward foreign currency contracts	—	$1,358,017	—	—	$1,358,017
Total value	—	$1,358,017	—	—	$1,358,017
PACE Alternative Strategies Investments
Futures contracts	$2,022,692	—	—	$1,372,758	$3,395,450
Options purchased	230,059	$1,141,481	—	478,195	1,849,735
Forward foreign currency contracts	—	8,212,238	—	—	8,212,238
Swap agreements	5,137,105	—	$1,994,951	3,972,556	11,104,612
Total value	$7,389,856	$9,353,719	$1,994,951	$5,823,509	$24,562,035

1  In the Statement of assets and liabilities, options purchased are shown within Investments in securities of unaffiliated issuers, at value, swap agreements are shown at value while forward foreign currency contracts are shown using unrealized appreciation. Futures contracts are reported in the table above using the cumulative appreciation as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Liability derivatives[2]
	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$(170,430)	—	—	—	$(170,430)
Forward foreign currency contracts	—	$(828,614)	—	—	(828,614)
Total value	$(170,430)	$(828,614)	—	—	$(999,044)
PACE Strategic Fixed Income Investments
Written options and swaptions	$(852,925)	—	—	—	$(852,925)
Forward foreign currency contracts	—	$(2,370,331)	—	—	(2,370,331)
Swap agreements	(8,769)	—	$(982,535)	—	(991,304)
Total value	$(861,694)	$(2,370,331)	$(982,535)	—	$(4,214,560)
PACE International Fixed Income Investments
Futures contracts	$(555,622)	—	—	—	$(555,622)
Forward foreign currency contracts	—	$(2,894,718)	—	—	(2,894,718)
Total value	$(555,622)	$(2,894,718)	—	—	$(3,450,340)
PACE High Yield Investments
Forward foreign currency contracts	—	$(1,878,474)	—	—	$(1,878,474)
Total value	—	$(1,878,474)	—	—	$(1,878,474)
PACE International Equity Investments
Futures contracts	—	—	—	$(64,745)	$(64,745)
Forward foreign currency contracts	—	$(923,003)	—	—	(923,003)
Total value	—	$(923,003)	—	$(64,745)	$(987,748)
PACE Alternative Strategies Investments
Futures contracts	$(3,961,047)	—	—	$(810,590)	$(4,771,637)
Written options and swaptions	(132,628)	$(1,511,107)	—	(974,150)	(2,617,885)
Forward foreign currency contracts	—	(7,058,554)	—	—	(7,058,554)
Swap agreements	(4,439,595)	—	$(2,606,150)	(5,754,851)	(12,800,596)
Total value	$(8,533,270)	$(8,569,661)	$(2,606,150)	$(7,539,591)	$(27,248,672)

2  In the Statement of assets and liabilities, swap agreements and written options and swaptions are shown at value while forward foreign currency contracts are shown using unrealized depreciation. Futures contracts are reported in the table above using the cumulative depreciation as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

Transactions in derivative instruments during the six months ended January 31, 2011, were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Government Securities Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$315,895	—	—	—	$315,895
Written options and swaptions	1,092,053	—	—	—	1,092,053
Swap agreements	(1,404,955)	—	$(14,253)	—	(1,419,208)
Total net realized gain (loss)	$2,993	—	$(14,253)	—	$(11,260)
Net change in unrealized appreciation/depreciation[4]
Futures contracts	$(261,891)	—	—	—	$(261,891)
Written options and swaptions	(130,362)	—	—	—	(130,362)
Swap agreements	—	—	$(326,221)	—	(326,221)
Total net change in unrealized appreciation/depreciation	$(392,253)	—	$(326,221)	—	$(718,474)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(560,987)	—	—	—	$(560,987)
Options purchased[5]	(18,750)	—	—	—	(18,750)
Forward foreign currency contracts	—	$515,796	—	—	515,796
Total net realized gain (loss)	$(579,737)	$515,796	—	—	$(63,941)
Net change in unrealized appreciation/depreciation[4]
Futures contracts	$2,255,121	—	—	—	$2,255,121
Forward foreign currency contracts	—	$(515,391)	—	—	(515,391)
Total net change in unrealized appreciation/depreciation	$2,255,121	$(515,391)	—	—	$1,739,730
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$1,386,264	—	—	—	$1,386,264
Written options and swaptions	(181,790)	—	—	—	(181,790)
Forward foreign currency contracts	—	$(3,988,736)	—	—	(3,988,736)
Swap agreements	436,695	—	$(88)	—	436,607
Total net realized gain (loss)	$1,641,169	$(3,988,736)	$(88)	—	$(2,347,655)
Net change in unrealized appreciation/depreciation[4]
Futures contracts	$(890,418)	—	—	—	$(890,418)
Written options and swaptions	792,021	—	—	—	792,021
Forward foreign currency contracts	—	$676,027	—	—	676,027
Swap agreements	(1,662,067)		$447,350	—	(1,214,717)
Total net change in unrealized appreciation/depreciation	$(1,760,464)	$676,027	$447,350	—	$(637,087)
PACE International Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(4,100,267)	—	—	—	$(4,100,267)
Forward foreign currency contracts	—	$8,635,306	—	—	8,635,306
Total net realized gain (loss)	$(4,100,267)	$8,635,306	—	—	$4,535,039
Net change in unrealized appreciation/depreciation[4]
Futures contracts	$4,156,803	—	—	—	$4,156,803
Forward foreign currency contracts	—	$(2,901,093)	—	—	(2,901,093)
Total net change in unrealized appreciation/depreciation	$4,156,803	$(2,901,093)	—	—	$1,255,710
PACE High Yield Investments
Net realized loss[3]
Forward foreign currency contracts	—	$(1,006,496)	—	—	$(1,006,496)
Total net realized loss	—	$(1,006,496)	—	—	$(1,006,496)
Net change in unrealized appreciation/depreciation[4]
Forward foreign currency contracts	—	$(900,925)	—	—	$(900,925)
Total net change in unrealized appreciation/depreciation	—	$(900,925)	—	—	$(900,925)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE International Equity Investments
Net realized gain[3]
Futures contracts	—	—	—	$188,664	$188,664
Forward foreign currency contracts	—	$1,149,590	—	—	1,149,590
Total net realized gain	—	$1,149,590	—	$188,664	$1,338,254
Net change in unrealized appreciation/depreciation[4]
Futures contracts	—	—	—	$(120,990)	$(120,990)
Forward foreign currency contracts	—	$329,265	—	—	329,265
Total net change in unrealized appreciation/depreciation	—	$329,265	—	$(120,990)	$208,275
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures contracts	$(802,473)	—	—	$2,382,890	$1,580,417
Options purchased[5]	—	$(8,650)	—	(445,114)	(453,764)
Written options and swaptions	(158,864)	—	—	222,153	63,289
Forward foreign currency contracts	—	(6,293,630)	—	—	(6,293,630)
Swap agreements	(482,213)	—	$603,273	958,077	1,079,137
Total net realized gain (loss)	$(1,443,550)	$(6,302,280)	$603,273	$3,118,006	$(4,024,551)
Net change in unrealized appreciation/depreciation[4]
Futures contracts	$(1,142,753)	—	—	$578,102	$(564,651)
Options purchased[5]	(234,261)	$(389,051)	—	(440,725)	(1,064,037)
Written options and swaptions	271,207	(181,692)	—	474,920	564,435
Forward foreign currency contracts	—	891,408	—	—	891,408
Swap agreements	109,032	—	$151,458	(1,782,295)	(1,521,805)
Total net change in unrealized appreciation/depreciation	$(996,775)	$320,665	$151,458	$(1,169,998)	$(1,694,650)

3  The net realized gains (losses) from futures, written options and swaptions, swaps and forward foreign currency contracts are shown in the Statement of operations.

4  The net change in unrealized appreciation/depreciation on futures, written options and swaptions, swaps and forward foreign currency contracts are shown in the Statement of operations.

5  Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios assessed a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Portfolio's Portfolio of investments.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") as part of its investment strategy, in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for

PACE Select Advisors Trust

Notes to financial statements (unaudited)

purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities. They may do this to enhance or realize gains, as a hedge and/or to manage the average duration of the Portfolio. Using futures contracts involves various market risks, including interest rate and equity risk as well as the risks that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Loan assignments—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its sub-advisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "Against the Box"—Each Portfolio (other than PACE Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio may incur transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

PACE Select Advisors Trust

Notes to financial statements (unaudited)

A Portfolio might make a short sale "against the box" to hedge against market risks when its sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales—PACE Government Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost). The Portfolio must borrow the security to make delivery to the buyer. In a short sale where a Portfolio is not holding a position in the same security (or convertible into the same security), the Portfolio will maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the investment sold short. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. A Portfolio incurs transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales. Because PACE Alternative Strategies Investments is multi-managed and has the ability to engage in short sales, one investment advisor may take a short position and another advisor may take a long position in the same security. A Portfolio will be required to pay the buyer for any dividends or other corporate actions and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense or liability to the Portfolio. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and a Portfolio will realize a gain if the security declines in price between those same dates. Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a Portfolio's investments held long could decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. PACE Government Securities Fixed Income Investments and PACE Global Real Estate Securities Investments did not engage in uncovered short sales during the six months ended January 31, 2011.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a financing transaction and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolio. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Portfolio. During the six months ended January 31, 2011, the only Portfolio utilizing treasury roll transactions is PACE Intermediate Fixed Income Investments. There were no open treasury roll transactions at January 31, 2011.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. For the six months ended January 31, 2011, PACE Government Fixed Income Investments had an average daily reverse repurchase agreement of $1,257,143 for 7 days with a related weighted average annualized interest rate of 0.245%, which resulted in $60 of interest expense. There were no reverse repurchase agreements outstanding on January 31, 2011.

Interest rate swap agreements—Certain Portfolios may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Upfront payments made and/or received by the Portfolio are recorded as an adjustment to cost.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

Credit default swap agreements—Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Portfolio typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with

PACE Select Advisors Trust

Notes to financial statements (unaudited)

standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of January 31, 2011 for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's sub-adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolios will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Total return swaps—Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. At January 31, 2011, there were no Portfolios that were invested in total return swap contracts.

Variance swaps—Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is

PACE Select Advisors Trust

Notes to financial statements (unaudited)

zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which PACE International Fixed Income Investments, PACE High Yield Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which PACE Small/Medium Co Value Equity Investments and PACE Small/Medium Co Growth Equity Investments tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio paid UBS Global AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of January 31, 2011:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Money Market Investments	0.350%

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Government Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

PACE Strategic Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

PACE International Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion

PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion

PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion

PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million

PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million

PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion

PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
PACE Government Securities Fixed Income Investments	Pacific Investment Management Company LLC	0.200%

PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.	0.200% up to $120 million 0.100% above $120 million

PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC	0.250%

PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC	0.200% up to $60 million 0.150% above $60 million

PACE International Fixed Income Investments	Rogge Global Partners plc	0.250% up to $150 million 0.180% above $150 million up to $500 million 0.150% above $500 million

PACE High Yield Investments	MacKay Shields LLC	0.350%

PACE Large Co Value Equity Investments	Institutional Capital LLC Pzena Investment Management, LLC[1] Westwood Management Corp.	0.300% 0.700% up to $25 million 0.500% above $25 million up to $100 million 0.400% above $100 million up to $300 million 0.350% above $300 million 0.300%

PACE Large Co Growth Equity Investments[2]	Delaware Management Company Marsico Capital Management, LLC Roxbury Capital Management, LLC Wellington Management Company, LLP	0.400% 0.300% 0.250% up to $250 million 0.200% above $250 million 0.300%

PACE Small/Medium Co Value Equity Investments	Buckhead Capital Management, LLC Metropolitan West Capital Management, LLC Systematic Financial Management, L.P.	0.400% up to $100 million 0.350% above $100 million 0.400% 0.400%

1  If the assets under Pzena's management are less than $10 million, Pzena receives 1.00% of the Portfolio's average daily net assets that it manages with a minimum annual fee of $35,000 and a maximum annual fee of $70,000.

2  SSgA Funds Management, Inc. was terminated as a sub-advisor to the Portfolio, effective November 29, 2010.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
PACE Small/Medium Co Growth Equity Investments	Copper Rock Capital Partners, LLC Palisade Capital Management, LLC Riverbridge Partners, LLC	0.450% up to $100 million 0.400% above $100 million 0.450% up to $100 million 0.400% above $100 million 0.400%

PACE International Equity Investments	J.P. Morgan Investment Management Inc.—International REI segment J.P. Morgan Investment Management Inc.—EAFE Opportunities segment[3] Martin Currie Inc. Mondrian Investment Partners Limited	0.200%
0.350% up to $150 million
0.300% above $150 million
0.350% up to $150 million
0.300% above $150 million
up to $250 million
0.250% above $250 million
up to $350 million
0.200% above $350 million
0.350% up to $150 million
0.300% above $150 million

PACE International Emerging Markets Equity Investments	Delaware Management Company[4] Gartmore Global Partners[5] Mondrian Investment Partners Limited Pzena Investment Management, LLC[4]	0.600% up to $10 million
0.500% above $10 million
0.500%
0.650% up to $150 million
0.550% above $150 million
up to $250 million
0.500% above $250 million
0.810% up to $10 million
0.650% above $10 million
up to $50 million
0.590% above $50 million
up to $100 million
0.520% above $100 million
up to $300 million
0.490% above $300 million

PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc. ING Clarion Real Estate Securities, LLC	0.420% up to $50 million 0.400% above $50 million 0.400%

PACE Alternative Strategies Investments	Analytic Investors, LLC First Quadrant L.P. Goldman Sachs Asset Management, L.P. Standard Life Investments (Corporate Funds) Limited[6] Wellington Management Company, LLP	0.450% up to $200 million
0.400% above $200 million
up to $400 million
0.300% above $400 million
0.900%
0.680% up to $300 million
0.640% above $300 million
up to $500 million
0.600% above $500 million
0.700%
0.750% up to $200 million
0.725% above $200 million

3  J.P. Morgan Investment Management Inc. assumed investment advisory responsibility with respect to a new mandate managing a separate portion of the portfolio effective November 8, 2010.

4  Delaware Management Company and Pzena Investment Management, LLC became sub-advisors effective November 4, 2010.

5  Effective March 23, 2011, William Blair & Company L.L.C. commenced as a sub-adviser for a portion of PACE International Emerging Markets Equity Investments. As of the close of business, March 22, 2011, Gartmore Global Partners terminated as a sub-adviser to PACE International Emerging Markets Equity Investments.

6  Standard Life Investments (Corporate Funds) Limited became a sub-advisor effective August 5, 2010.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2011, certain Portfolios owe or are (owed by) UBS Global AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS Global AM
PACE Money Market Investments	$(86,761)
PACE Government Securities Fixed Income Investments	278,156
PACE Intermediate Fixed Income Investments	190,648
PACE Strategic Fixed Income Investments	370,176
PACE Municipal Fixed Income Investments	134,870
PACE International Fixed Income Investments	292,763
PACE High Yield Investments	169,660
PACE Large Co Value Equity Investments	776,303
PACE Large Co Growth Equity Investments	760,685
PACE Small/Medium Co Value Equity Investments	298,940
PACE Small/Medium Co Growth Equity Investments	310,092
PACE International Equity Investments	666,261
PACE International Emerging Markets Equity Investments	293,025
PACE Global Real Estate Securities Investments	32,016
PACE Alternative Strategies Investments	626,906

UBS Global AM has entered into a written fee waiver agreement with each of PACE Government Securities Fixed Income Investments, PACE International Fixed Income Investments and PACE Large Co Growth Equity Investments under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower subadvisory fees paid by UBS Global AM to each of these Portfolio's sub-advisors: Pacific Investment Management Company LLC, Rogge Global Partners plc and SSgA Funds Management, Inc., respectively. Effective at the close of business November 29, 2010, SSgA Funds Management, Inc. no longer serves as a sub-advisor for PACE Large Co Growth Equity Investments. As a result, this fee waiver was discontinued effective November 30, 2010. For the six months ended January 31, 2011, UBS Global AM was contractually obligated to waive $79,998, $139,847 and $88,539 in investment management and administration fees for PACE Government Securities Fixed Income Investments, PACE International Fixed Income Investments and PACE Large Co Growth Equity Investments, respectively.

Additionally, with respect to PACE Money Market Investments, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. For the six months ended January 31, 2011, UBS Global AM voluntarily waived and/or reimbursed expenses of $607,804 for PACE Money Market Investments for that purpose.

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, if any) through November 28, 2011 at a level not to exceed amounts in the table below.

Each Portfolio will repay UBS Global AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2010, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the six months ended January 31, 2011, UBS Global AM had the following voluntary fee waiver/expense reimbursements, and recoupments. The recoupments are included

PACE Select Advisors Trust

Notes to financial statements (unaudited)

in the investment management and administration fees on the Statement of operations. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2014, and recoupments for the six months ended January 31, 2011, were as follows:

Portfolio	Class A expense cap	Class B expense cap		Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursement	Recoupments
PACE Money Market Investments	N/A	N/A		N/A	N/A	0.60%	$560,422	$—
PACE Government Securities Fixed Income Investments	1.02%	1.77%		1.52%	0.77%	0.77	171,249	—
PACE Intermediate Fixed Income Investments	0.93	1.68		1.43	0.68	0.68	75,569	—
PACE Strategic Fixed Income Investments	1.06	1.81		1.56	0.81	0.81	117,706	4,671
PACE Municipal Fixed Income Investments	0.93	1.68		1.43	0.68	0.68	43,489	—
PACE International Fixed Income Investments	1.25	2.00		1.75	1.00	1.00	140,118	18,289
PACE High Yield Investments	1.35	2.10	[1]	1.85	1.10	1.10	44,494	5,838
PACE Large Co Value Equity Investments	1.27	2.02		2.02	1.02	1.02	371	2,092
PACE Large Co Growth Equity Investments	1.30	2.05		2.05	1.05	1.05	678	—
PACE Small/Medium Co Value Equity Investments	1.41	2.16		2.16	1.16	1.16	73,321	—
PACE Small/Medium Co Growth Equity Investments	1.38	2.13		2.13	1.13	1.13	102,730	875
PACE International Equity Investments[2]	1.55	2.30		2.30	1.30	1.30	68	—
PACE International Emerging Markets Equity Investments[2]	2.15	2.90		2.90	1.90	1.90	—	—
PACE Global Real Estate Securities Investments	1.45	N/A	[3]	2.20	1.20	1.20	193,938	—
PACE Alternative Strategies Investments	1.95	2.70		2.70	1.70	1.70	1,077	48,179

1  Share class has not commenced operations.

2  Expense caps in the table above became effective November 28, 2010. Prior to November 28, 2010, expense caps were as follows:

Portfolio	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Class P expense cap
PACE International Equity Investments	1.65%	2.40%	2.40%	1.40%	1.40%
PACE International Emerging Markets Equity Investments	2.25	3.00	3.00	2.00	2.00

3  PACE Global Real Estate Securities Investments does not offer Class B shares.

At January 31, 2011, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2011	Expires July 31, 2012	Expires July 31, 2013	Expires July 31, 2014
PACE Money Market Investments	$4,979,441	$1,426,962	$1,729,334	$1,262,723	$560,422
PACE Government Securities Fixed Income Investments—Class A	68,224	5,648	26,444	31,628	4,504
PACE Government Securities Fixed Income Investments—Class B	814	334	280	163	37
PACE Government Securities Fixed Income Investments—Class C	58,195	17,897	20,528	16,083	3,687
PACE Government Securities Fixed Income Investments—Class Y	111,139	6,932	42,938	40,800	20,469
PACE Government Securities Fixed Income Investments—Class P	1,032,359	193,089	316,871	379,847	142,552

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2011	Expires July 31, 2012	Expires July 31, 2013	Expires July 31, 2014
PACE Intermediate Fixed Income Investments—Class A	$133,961	$50,808	$40,388	$32,279	$10,486
PACE Intermediate Fixed Income Investments—Class B	1,134	550	259	228	97
PACE Intermediate Fixed Income Investments—Class C	13,883	5,041	4,223	3,445	1,174
PACE Intermediate Fixed Income Investments—Class Y	3,678	817	25	1,293	1,543
PACE Intermediate Fixed Income Investments—Class P	773,995	304,567	209,484	197,675	62,269
PACE Strategic Fixed Income Investments—Class A	27,510	9,023	8,462	10,025	—
PACE Strategic Fixed Income Investments—Class B	1,165	537	278	278	72
PACE Strategic Fixed Income Investments—Class C	627	—	505	122	—
PACE Strategic Fixed Income Investments—Class Y	4,696	—	—	1,522	3,174
PACE Strategic Fixed Income Investments—Class P	1,384,296	490,956	360,438	418,442	114,460
PACE Municipal Fixed Income Investments—Class A	97,038	54,146	23,896	17,116	1,880
PACE Municipal Fixed Income Investments—Class B	565	387	84	74	20
PACE Municipal Fixed Income Investments—Class C	21,096	10,476	5,657	4,247	716
PACE Municipal Fixed Income Investments—Class Y	558	356	106	72	24
PACE Municipal Fixed Income Investments—Class P	500,808	214,715	129,158	116,086	40,849
PACE International Fixed Income Investments—Class B	646	433	125	68	20
PACE International Fixed Income Investments—Class Y	2,736	—	—	—	2,736
PACE International Fixed Income Investments—Class P	1,481,485	485,900	469,248	388,975	137,362
PACE High Yield Investments—Class A	559	—	559	—	—
PACE High Yield Investments—Class Y	4	—	4	—	—
PACE High Yield Investments—Class P	717,901	202,550	296,377	174,480	44,494
PACE Large Co Value Equity Investments—Class B	2,621	41	1,350	859	371
PACE Large Co Growth Equity Investments—Class B	1,609	598	487	368	156
PACE Large Co Growth Equity Investments—Class C	7,225	—	4,566	2,137	522
PACE Small/Medium Co Value Equity Investments—Class B	820	133	490	175	22
PACE Small/Medium Co Value Equity Investments—Class P	837,933	—	464,511	300,123	73,299
PACE Small/Medium Co Growth Equity Investments—Class B	1,277	585	364	261	67
PACE Small/Medium Co Growth Equity Investments—Class C	731	—	731	—	—
PACE Small/Medium Co Growth Equity Investments—Class P	1,066,604	77,670	547,958	338,313	102,663
PACE International Equity Investments—Class B	345	—	191	86	68
PACE Global Real Estate Securities Investments—Class A	56,105	15,153	20,367	15,857	4,728
PACE Global Real Estate Securities Investments—Class C	3,233	1,201	1,009	768	255
PACE Global Real Estate Securities Investments—Class Y	297	—	39	150	108
PACE Global Real Estate Securities Investments—Class P	1,384,626	278,584	444,161	473,034	188,847
PACE Alternative Strategies Investments—Class A	64,364	—	27,935	36,429	—
PACE Alternative Strategies Investments—Class B	421	329	54	38	—
PACE Alternative Strategies Investments—Class Y	7,163	—	6,086	—	1,077
PACE Alternative Strategies Investments—Class P	126,804	—	—	126,804	—

PACE International Fixed Income Investments Class A and Class C, PACE High Yield Investment Class C, PACE Large Co Value Equity Investments Class A, Class C, Class Y and Class P, PACE Large Co Growth Equity Investments Class A, Class Y and Class P, PACE Small/Medium Co Value Equity Investments Class A, Class C and Class Y, PACE Small/Medium Co Growth Equity Investments Class A and Class Y, PACE International Equity Investments Class A, Class C, Class Y and Class P, PACE International Emerging Markets Equity Investments

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Class A, Class B, Class C, Class Y and Class P and PACE Alternative Strategies Investments Class C have no remaining fee waivers/expense reimbursements subject to repayment.

During the six months ended January 31, 2011, the Portfolios listed below paid broker commissions to affiliates of the investment manager as follows:

Affiliated broker	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
UBS AG	$—	$—	$859	$15,182	$60	$4,895
UBS Securities Asia Ltd.	—	—	—	—	539	11
UBS Securities Australia Ltd.	—	—	—	—	—	5
UBS Securities Canada Inc.	—	—	—	—	27	—
UBS Securities LLC	1,128	1,221	—	91	437	85

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the six months ended January 31, 2011, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

PACE Large Co Value Equity Investments	$32,314
PACE Large Co Growth Equity Investments	40,394
PACE Small/Medium Co Value Equity Investments	629
PACE Small/Medium Co Growth Equity Investments	8,420
PACE International Equity Investments	10,604
PACE Global Real Estate Securities Investments	1,273
PACE Alternative Strategies Investments	57,569

During the six months ended January 31, 2011, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

PACE Money Market Investments	$105,874,565
PACE Government Securities Fixed Income Investments	4,534,659,817
PACE Intermediate Fixed Income Investments	444,820,047
PACE Strategic Fixed Income Investments	1,244,246,928
PACE Municipal Fixed Income Investments	9,626,994
PACE International Fixed Income Investments	39,966,873
PACE High Yield Investments	1,518,638
PACE Large Co Growth Equity Investments	16,692,812
PACE Small/Medium Co Growth Equity Investments	1,267,300
PACE International Equity Investments	4,467,484
PACE Global Real Estate Securities Investments	172,535
PACE Alternative Strategies Investments	157,751,201

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Portfolio's shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of PACE Money Market Investments, which only offers Class P shares, and PACE Global Real Estate Securities Investments, which does not offer Class B shares) pay UBS Global AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares for PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments Portfolios.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At January 31, 2011, certain Portfolios owed UBS Global AM (US) service and distribution fees, and for the six months ended January 31, 2011, certain Portfolios were informed by UBS Global AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned
PACE Government Securities Fixed Income Investments—Class A	$18,052	$913
PACE Government Securities Fixed Income Investments—Class B	105	3
PACE Government Securities Fixed Income Investments—Class C	15,051	385
PACE Intermediate Fixed Income Investments—Class A	8,666	5,708
PACE Intermediate Fixed Income Investments—Class B	119	—
PACE Intermediate Fixed Income Investments—Class C	2,658	18
PACE Strategic Fixed Income Investments—Class A	9,893	15,341
PACE Strategic Fixed Income Investments—Class B	227	111
PACE Strategic Fixed Income Investments—Class C	8,100	364
PACE Municipal Fixed Income Investments—Class A	16,312	7,518
PACE Municipal Fixed Income Investments—Class B	46	—
PACE Municipal Fixed Income Investments—Class C	9,264	—
PACE International Fixed Income Investments—Class A	20,537	3,233
PACE International Fixed Income Investments—Class B	122	—
PACE International Fixed Income Investments—Class C	4,766	75
PACE High Yield Investments—Class A	4,475	54,740
PACE High Yield Investments—Class C	2,211	263

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Service and distribution fees owed	Sales charges earned
PACE Large Co Value Equity Investments—Class A	$33,493	$5,567
PACE Large Co Value Equity Investments—Class B	124	—
PACE Large Co Value Equity Investments—Class C	13,944	73
PACE Large Co Growth Equity Investments—Class A	14,161	1,625
PACE Large Co Growth Equity Investments—Class B	79	4
PACE Large Co Growth Equity Investments—Class C	3,865	4
PACE Small/Medium Co Value Equity Investments—Class A	7,053	1,596
PACE Small/Medium Co Value Equity Investments—Class B	17	—
PACE Small/Medium Co Value Equity Investments—Class C	4,855	—
PACE Small/Medium Co Growth Equity Investments—Class A	8,625	1,503
PACE Small/Medium Co Growth Equity Investments—Class B	15	—
PACE Small/Medium Co Growth Equity Investments—Class C	3,339	—
PACE International Equity Investments—Class A	14,799	1,109
PACE International Equity Investments—Class B	5	67
PACE International Equity Investments—Class C	3,313	10
PACE International Emerging Markets Equity Investments—Class A	5,076	4,442
PACE International Emerging Markets Equity Investments—Class B	46	71
PACE International Emerging Markets Equity Investments—Class C	3,388	500
PACE Global Real Estate Securities Investments—Class A	931	828
PACE Global Real Estate Securities Investments—Class C	167	—
PACE Alternative Strategies Investments—Class A	13,660	10,628
PACE Alternative Strategies Investments—Class C	6,194	21

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and was compensated for these services by BNY Mellon, not the Portfolios.

For the six months ended January 31, 2011, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
PACE Money Market Investments	$401,366
PACE Government Securities Fixed Income Investments	212,346
PACE Intermediate Fixed Income Investments	113,066
PACE Strategic Fixed Income Investments	276,503
PACE Municipal Fixed Income Investments	49,718
PACE International Fixed Income Investments	281,303
PACE High Yield Investments	128,982
PACE Large Co Value Equity Investments	346,200
PACE Large Co Growth Equity Investments	323,480
PACE Small/Medium Co Value Equity Investments	301,153
PACE Small/Medium Co Growth Equity Investments	302,076
PACE International Equity Investments	310,141
PACE International Emerging Markets Equity Investments	264,413
PACE Global Real Estate Securities Investments	118,353
PACE Alternative Strategies Investments	140,189

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the six months ended January 31, 2011, each Portfolio accrued transfer agency and related services fees payable to BNY Mellon on each class as follows:

Porfolio	Class A	Class B	Class C	Class Y	Class P
PACE Money Market Investments	$—	$—	$—	$—	$808,205
PACE Government Securities Fixed Income Investments	40,509	97	13,414	40,773	332,814
PACE Intermediate Fixed Income Investments	22,109	137	2,404	2,057	178,425
PACE Strategic Fixed Income Investments	21,285	216	4,497	4,695	470,457
PACE Municipal Fixed Income Investments	14,462	29	3,080	43	75,991
PACE International Fixed Income Investments	53,848	137	3,414	6,943	449,389
PACE High Yield Investments	7,423	—	866	4	212,812
PACE Large Co Value Equity Investments	79,120	513	12,357	12,453	526,742
PACE Large Co Growth Equity Investments	37,963	247	4,809	9,743	529,912
PACE Small/Medium Co Value Equity Investments	20,410	59	3,907	285	506,380
PACE Small/Medium Co Growth Equity Investments	24,083	86	2,924	54	505,458
PACE International Equity Investments	44,804	89	4,092	16,853	502,939
PACE International Emerging Markets Equity Investments	15,642	85	2,835	20,632	445,010
PACE Global Real Estate Securities Investments	5,016	—	268	119	194,539
PACE Alternative Strategies Investments	35,999	—	2,402	2,139	204,590

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolios' lending agent.

Bank line of credit

Each Portfolio, other than PACE Money Market Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Each Portfolio borrows at prevailing rates in effect at the time of borrowings. For the six months ended January 31, 2011, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Government Securities Fixed Income Investments	$1,185,528	1	$40	1.215%
PACE Municipal Fixed Income Investments	1,032,194	2	69	1.203
PACE International Equity Investments	906,589	37	1,159	1.244
PACE International Emerging Markets Equity Investments	1,113,700	71	2,716	1.237
PACE Alternative Strategies Investments	13,946,776	2	965	1.245

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Prior to February 17, 2011, PACE Large Co Growth Equity Investments participated with other funds advised by UBS Global AM, in a $75 million committed credit facility with JP Morgan Chase Bank ("JPMorgan Chase Bank Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of shareholders and other temporary or emergency purposes. Under the JPMorgan Chase Bank Facility arrangement, the Portfolio had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the JPMorgan Chase Bank Facility. The Portfolio was permitted to borrow at prevailing rates in effect at the time of borrowings. For the six months ended January 31, 2011, the Portfolio did not borrow under the JPMorgan Chase Bank Facility.

Purchases and sales of securities

For the six months ended January 31, 2011, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
PACE Government Securities Fixed Income Investments	$7,250,678	$15,114,249
PACE Intermediate Fixed Income Investments	111,363,215	117,286,240
PACE Strategic Fixed Income Investments	176,425,763	116,503,473
PACE Municipal Fixed Income Investments	60,584,363	54,889,400
PACE International Fixed Income Investments	123,479,740	119,409,077
PACE High Yield Investments	69,438,937	47,348,069
PACE Large Co Value Equity Investments	291,016,101	329,219,241
PACE Large Co Growth Equity Investments	524,543,213	553,098,714
PACE Small/Medium Co Value Equity Investments	130,128,442	151,700,134
PACE Small/Medium Co Growth Equity Investments	247,996,819	256,709,852
PACE International Equity Investments	326,142,003	333,573,163
PACE International Emerging Markets Equity Investments	186,930,091	198,965,261
PACE Global Real Estate Securities Investments	30,229,916	26,280,041
PACE Alternative Strategies Investments	327,708,121	306,404,475

For the six months ended January 31, 2011, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Government Securities Fixed Income Investments	$4,701,171,155	$4,611,261,041
PACE Intermediate Fixed Income Investments	2,277,882,662	1,954,017,977
PACE Strategic Fixed Income Investments	1,914,802,063	1,953,968,990
PACE International Fixed Income Investments	4,934,106	4,909,783
PACE Alternative Strategies Investments	184,039,252	158,741,863

Commission recapture program

The following Portfolios participate in a brokerage commission recapture program: PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the six months ended January 31, 2011, the following Portfolios recorded

PACE Select Advisors Trust

Notes to financial statements (unaudited)

recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments:

Portfolio	Amount
PACE Large Co Value Equity Investments	$78,754
PACE Large Co Growth Equity Investments	15,975
PACE Small/Medium Co Value Equity Investments	74,021
PACE Small/Medium Co Growth Equity Investments	176,806
PACE International Equity Investments	1,344
PACE International Emerging Markets Equity Investments	2,757
PACE Global Real Estate Securities Investments	12,080
PACE Alternative Strategies Investments	1,022

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Money Market Investments, about which similar information is provided on the Statement of changes in net assets, were as follows:

PACE Government Securities Fixed Income Investments

For the six months ended January 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	157,957	$2,156,748	—	$—	21,414	$292,691
Shares repurchased	(712,883)	(9,656,924)	(1,506)	(20,437)	(71,792)	(974,963)
Shares converted from Class B to Class A	932	12,711	(931)	(12,711)	—	—
Dividends reinvested	251,772	3,312,150	433	5,699	70,347	924,909
Net increase (decrease)	(302,222)	$(4,175,315)	(2,004)	$(27,449)	19,969	$242,637
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	923,849	$12,584,784	3,613,747	$48,978,467
Shares repurchased	(993,723)	(13,456,108)	(5,321,796)	(71,909,423)
Dividends reinvested	197,805	2,603,478	1,754,212	23,091,091
Net increase	127,931	$1,732,154	46,163	$160,135

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	728,713	$9,852,320	5,617	$76,341	138,831	$1,877,632
Shares repurchased	(1,098,779)	(14,815,822)	(4,153)	(56,643)	(284,012)	(3,824,901)
Shares converted from Class B to Class A	3,556	48,107	(3,554)	(48,107)	—	—
Dividends reinvested	342,102	4,543,316	550	7,290	92,411	1,227,180
Net decrease	(24,408)	$(372,079)	(1,540)	$(21,119)	(52,770)	$(720,089)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,769,546	$23,862,711	9,379,343	$126,498,461
Shares repurchased	(1,318,594)	(17,728,119)	(8,472,594)	(114,141,124)
Dividends reinvested	224,552	2,983,809	2,307,855	30,666,573
Net increase	675,504	$9,118,401	3,214,604	$43,023,910

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Intermediate Fixed Income Investments

For the six months ended January 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	109,738	$1,331,514	584	$7,102	9,850	$120,460
Shares repurchased	(303,673)	(3,656,046)	—	—	(52,710)	(635,762)
Shares converted from Class B to Class A	1,951	23,655	(1,947)	(23,655)	—	—
Dividends reinvested	27,305	328,809	51	616	2,296	27,688
Net decrease	(164,679)	$(1,972,068)	(1,312)	$(15,937)	(40,564)	$(487,614)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,919	$71,751	4,088,955	$49,462,549
Shares repurchased	(48,333)	(580,909)	(5,217,347)	(62,837,581)
Dividends reinvested	1,830	22,063	392,464	4,727,076
Net decrease	(40,584)	$(487,095)	(735,928)	$(8,647,956)

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	281,329	$3,310,190	4,034	$47,518	84,600	$995,456
Shares repurchased	(703,084)	(8,259,636)	(1,917)	(22,533)	(154,565)	(1,820,536)
Shares converted from Class B to Class A	2,664	31,143	(2,659)	(31,143)	—	—
Dividends reinvested	90,459	1,061,686	223	2,622	9,019	105,968
Net decrease	(328,632)	$(3,856,617)	(319)	$(3,536)	(60,946)	$(719,112)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	47,283	$554,932	12,008,075	$141,203,511
Shares repurchased	(87,440)	(1,024,060)	(8,594,102)	(101,065,548)
Dividends reinvested	6,714	78,814	1,122,720	13,186,851
Net increase (decrease)	(33,443)	$(390,314)	4,536,693	$53,324,814

PACE Strategic Fixed Income Investments

For the six months ended January 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	648,384	$9,478,116	256	$3,858	128,168	$1,889,520
Shares repurchased	(566,805)	(8,312,230)	(902)	(13,400)	(104,510)	(1,528,708)
Shares converted from Class B to Class A	1,697	24,737	(1,698)	(24,737)	—	—
Dividends reinvested	131,036	1,862,286	674	9,560	33,008	468,465
Net increase (decrease)	214,312	$3,052,909	(1,670)	$(24,719)	56,666	$829,277
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,446	$138,209	5,461,752	$79,513,819
Shares repurchased	(45,485)	(658,216)	(5,818,213)	(85,091,374)
Dividends reinvested	9,300	132,342	2,205,260	31,342,952
Net increase (decrease)	(26,739)	$(387,665)	1,848,799	$25,765,397

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,269,639	$17,649,022	879	$11,691	272,509	$3,806,220
Shares repurchased	(792,786)	(10,971,115)	(2,823)	(39,093)	(124,012)	(1,711,165)
Shares converted from Class B to Class A	3,582	49,561	(3,584)	(49,561)	—	—
Dividends reinvested	101,324	1,400,996	687	9,459	23,560	325,832
Net increase (decrease)	581,759	$8,128,464	(4,841)	$(67,504)	172,057	$2,420,887
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	99,028	$1,354,135	12,390,311	$170,474,850
Shares repurchased	(144,124)	(2,001,353)	(11,612,066)	(160,807,710)
Dividends reinvested	11,880	163,743	2,063,819	28,495,696
Net increase (decrease)	(33,216)	$(483,475)	2,842,064	$38,162,836

PACE Municipal Fixed Income Investments

For the six months ended January 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	150,697	$1,951,183	—	$—	1,185	$15,040
Shares repurchased	(643,995)	(8,186,578)	—	—	(71,338)	(907,348)
Shares converted from Class B to Class A	464	6,027	(463)	(6,027)	—	—
Dividends reinvested	64,579	828,279	38	498	9,977	128,135
Net decrease	(428,255)	$(5,401,089)	(425)	$(5,529)	(60,176)	$(764,173)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,084,150	$26,841,844
Shares repurchased	(7)	(88)	(2,217,387)	(28,462,221)
Dividends reinvested	50	647	254,979	3,269,210
Net increase	43	$559	121,742	$1,648,833

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	729,755	$9,296,918	—	$—	127,864	$1,627,841
Shares repurchased	(1,509,793)	(19,186,226)	—	—	(176,048)	(2,234,934)
Shares converted from Class B to Class A	3,647	46,031	(3,644)	(46,031)	—	—
Dividends reinvested	145,060	1,842,634	127	1,600	23,373	296,962
Net decrease	(631,331)	$(8,000,643)	(3,517)	$(44,431)	(24,811)	$(310,131)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	5,824,530	$74,011,168
Shares repurchased	(2,240)	(28,205)	(3,716,258)	(47,231,557)
Dividends reinvested	116	1,473	498,842	6,339,203
Net increase (decrease)	(2,124)	$(26,732)	2,607,114	$33,118,814

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE International Fixed Income Investments

For the six months ended January 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	193,967	$2,266,261	1	$12	37,452	$440,274
Shares repurchased	(595,556)	(7,006,174)	—	—	(27,691)	(328,385)
Shares converted from Class B to Class A	2,262	26,067	(2,254)	(26,067)	—	—
Dividends reinvested	85,155	998,735	66	776	4,512	52,920
Net increase (decrease)	(314,172)	$(3,715,111)	(2,187)	$(25,279)	14,273	$164,809
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,298	$15,300	4,190,408	$49,372,194
Shares repurchased	(60,282)	(710,094)	(3,739,313)	(44,001,828)
Dividends reinvested	6,533	76,441	473,169	5,547,677
Net increase (decrease)	(52,451)	$(618,353)	924,264	$10,918,043

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	426,369	$4,923,082	1,847	$22,267	93,275	$1,081,590
Shares repurchased	(1,175,359)	(13,584,368)	(2,404)	(26,147)	(114,266)	(1,329,048)
Shares converted from Class B to Class A	1,872	21,921	(1,868)	(21,921)	—	—
Dividends reinvested	421,149	4,859,108	522	6,037	25,817	297,937
Net increase (decrease)	(325,969)	$(3,780,257)	(1,903)	$(19,764)	4,826	$50,479
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	44,952	$533,137	9,245,770	$107,353,391
Shares repurchased	(242,403)	(2,810,513)	(7,210,772)	(83,287,599)
Dividends reinvested	39,822	459,531	2,064,683	23,791,549
Net increase (decrease)	(157,629)	$(1,817,845)	4,099,681	$47,857,341

PACE High Yield Investments

For the six months ended January 31, 2011:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	844,848	$8,804,139	74,956	$779,935
Shares repurchased	(124,282)	(1,296,239)	(27,910)	(290,111)
Dividends reinvested	52,990	551,430	7,710	80,064
Net increase	773,556	$8,059,330	54,756	$569,888
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	952	$10,000	3,451,983	$36,137,663
Shares repurchased	—	—	(2,669,262)	(27,855,279)
Dividends reinvested	46	481	786,884	8,192,716
Net increase	998	$10,481	1,569,605	$16,475,100

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2010:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	691,126	$6,773,730	105,595	$1,064,331
Shares repurchased	(306,128)	(2,956,039)	(41,670)	(409,248)
Dividends reinvested	65,476	644,671	11,285	110,746
Net increase	450,474	$4,462,362	75,210	$765,829
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	7,284,556	$71,144,838
Shares repurchased	—	—	(4,630,407)	(45,473,717)
Dividends reinvested	67	656	1,500,995	14,758,167
Net increase	67	$656	4,155,144	$40,429,288

PACE Large Co Value Equity Investments

For the six months ended January 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	231,003	$3,652,356	—	$—	3,144	$49,356
Shares repurchased	(843,691)	(13,409,769)	(1,163)	(17,266)	(89,727)	(1,419,795)
Shares converted from Class B to Class A	1,578	24,390	(1,573)	(24,390)	—	—
Dividends reinvested	67,781	1,123,133	—	—	—	—
Net decrease	(543,329)	$(8,609,890)	(2,736)	$(41,656)	(86,583)	$(1,370,439)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	4,743	$76,052	5,239,457	$83,533,263
Shares repurchased	(117,007)	(1,872,785)	(6,422,676)	(101,560,532)
Dividends reinvested	11,196	185,748	598,605	9,900,918
Net decrease	(101,068)	$(1,610,985)	(584,614)	$(8,126,351)

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	478,776	$7,064,437	322	$4,280	27,826	$400,742
Shares repurchased	(2,009,868)	(29,646,475)	(5,540)	(81,835)	(253,109)	(3,721,875)
Shares converted from Class B to Class A	14,394	207,494	(14,332)	(207,494)	—	—
Dividends reinvested	89,586	1,296,304	—	—	2,021	29,340
Net decrease	(1,427,112)	$(21,078,240)	(19,550)	$(285,049)	(223,262)	$(3,291,793)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	46,448	$677,794	12,305,196	$181,080,814
Shares repurchased	(701,510)	(10,350,068)	(14,320,429)	(210,773,917)
Dividends reinvested	21,785	315,880	704,054	10,173,781
Net decrease	(633,277)	$(9,356,394)	(1,311,179)	$(19,519,322)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Large Co Growth Equity Investments

For the six months ended January 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	234,840	$3,816,812	—	$—	11,582	$177,287
Shares repurchased	(314,265)	(5,225,411)	(15)	(225)	(26,924)	(406,392)
Shares converted from Class B to Class A	622	10,245	(675)	(10,245)	—	—
Net decrease	(78,803)	$(1,398,354)	(690)	$(10,470)	(15,342)	$(229,105)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	4,463	$75,748	4,809,218	$81,664,357
Shares repurchased	(53,619)	(906,839)	(6,374,405)	(107,284,803)
Dividends reinvested	1,476	26,597	86,991	1,560,606
Net decrease	(47,680)	$(804,494)	(1,478,196)	$(24,059,840)

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	360,614	$5,374,502	—	$—	11,242	$150,284
Shares repurchased	(821,528)	(12,255,768)	(6,348)	(83,644)	(60,499)	(835,844)
Shares converted from Class B to Class A	3,150	46,396	(3,398)	(46,396)	—	—
Dividends reinvested	7,175	107,262	—	—	—	—
Net decrease	(450,589)	$(6,727,608)	(9,746)	$(130,040)	(49,257)	$(685,560)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	41,512	$629,541	11,896,506	$180,391,030
Shares repurchased	(458,112)	(6,994,734)	(13,763,085)	(208,711,469)
Dividends reinvested	6,572	100,359	261,629	3,976,824
Net decrease	(410,028)	$(6,264,834)	(1,604,950)	$(24,343,615)

PACE Small/Medium Co Value Equity Investments

For the six months ended January 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	136,921	$2,096,707	—	$—	341	$4,720
Shares repurchased	(172,301)	(2,639,239)	—	—	(34,744)	(485,178)
Shares converted from Class B to Class A	2,758	40,388	(3,025)	(40,388)	—	—
Net decrease	(32,622)	$(502,144)	(3,025)	$(40,388)	(34,403)	$(480,458)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	976	$15,177	1,891,763	$30,031,925
Shares repurchased	(1,120)	(15,720)	(2,667,557)	(41,856,576)
Dividends reinvested	9	159	8,363	141,752
Net decrease	(135)	$(384)	(767,431)	$(11,682,899)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	297,532	$4,074,207	56	$830	9,934	$128,678
Shares repurchased	(404,304)	(5,637,104)	(234)	(2,966)	(120,560)	(1,511,606)
Shares converted from Class B to Class A	3,902	55,684	(4,260)	(55,684)	—	—
Dividends reinvested	1,166	15,652	—	—	—	—
Net decrease	(101,704)	$(1,491,561)	(4,438)	$(57,820)	(110,626)	$(1,382,928)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	25,574	$342,820	4,314,115	$60,400,048
Shares repurchased	(269,745)	(3,763,238)	(6,013,602)	(84,714,764)
Dividends reinvested	959	13,160	58,453	797,906
Net decrease	(243,212)	$(3,407,258)	(1,641,034)	$(23,516,810)

PACE Small/Medium Co Growth Equity Investments

For the six months ended January 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	177,823	$2,466,418	—	$—	8,706	$106,885
Shares repurchased	(242,367)	(3,410,191)	—	—	(22,639)	(283,124)
Shares converted from Class B to Class A	195	2,650	(216)	(2,650)	—	—
Net decrease	(64,349)	$(941,123)	(216)	$(2,650)	(13,933)	$(176,239)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,379	$18,682	2,001,263	$29,033,730
Shares repurchased	(399)	(6,381)	(3,060,582)	(43,851,095)
Net increase (decrease)	980	$12,301	(1,059,319)	$(14,817,365)

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	372,728	$4,448,415	—	$—	5,911	$63,859
Shares repurchased	(532,918)	(6,433,244)	(3,198)	(34,983)	(54,864)	(602,918)
Shares converted from Class B to Class A	2,174	27,928	(2,395)	(27,928)	—	—
Net decrease	(158,016)	$(1,956,901)	(5,593)	$(62,911)	(48,953)	$(539,059)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	23,604	$280,777	4,970,247	$61,184,582
Shares repurchased	(415,257)	(5,102,238)	(6,588,473)	(81,694,977)
Net decrease	(391,653)	$(4,821,461)	(1,618,226)	$(20,510,395)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE International Equity Investments

For the six months ended January 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	203,425	$2,560,195	—	$—	2,656	$34,028
Shares repurchased	(640,322)	(8,054,780)	(784)	(9,632)	(30,049)	(363,212)
Shares converted from Class B to Class A	485	6,107	(484)	(6,107)	—	—
Dividends reinvested	83,851	1,064,071	—	—	2,571	32,114
Net decrease	(352,561)	$(4,424,407)	(1,268)	$(15,739)	(24,822)	$(297,070)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	15,877	$207,818	5,975,523	$75,123,112
Shares repurchased	(285,793)	(3,622,623)	(6,083,711)	(75,910,221)
Dividends reinvested	34,096	431,995	1,109,710	14,037,830
Net increase (decrease)	(235,820)	$(2,982,810)	1,001,522	$13,250,721

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	503,111	$6,154,751	—	$—	1,004	$14,453
Shares repurchased	(1,050,216)	(12,862,565)	(2,628)	(31,642)	(54,910)	(661,529)
Shares converted from Class B to Class A	1,355	16,554	(1,358)	(16,554)	—	—
Dividends reinvested	111,135	1,369,177	26	324	4,283	51,910
Net decrease	(434,615)	$(5,322,083)	(3,960)	$(47,872)	(49,623)	$(595,166)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	123,787	$1,550,206	13,345,211	$162,250,576
Shares repurchased	(1,010,798)	(12,327,501)	(13,418,026)	(161,928,300)
Dividends reinvested	65,958	810,623	1,296,971	15,914,200
Net increase (decrease)	(821,053)	$(9,966,672)	1,224,156	$16,236,476

PACE International Emerging Markets Equity Investments

For the six months ended January 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	269,615	$3,589,095	—	$—	6,988	$88,552
Shares repurchased	(147,288)	(1,973,067)	(392)	(5,136)	(28,933)	(367,331)
Shares converted from Class B to Class A	1,021	13,911	(1,087)	(13,911)	—	—
Dividends reinvested	10,985	149,945	—	—	—	—
Net increase (decrease)	134,333	$1,779,884	(1,479)	$(19,047)	(21,945)	$(278,779)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	66,687	$895,256	2,096,498	$28,700,336
Shares repurchased	(370,562)	(5,050,287)	(2,279,499)	(30,845,981)
Dividends reinvested	12,721	176,698	120,966	1,674,168
Net decrease	(291,154)	$(3,978,333)	(62,035)	$(471,477)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	293,755	$3,411,311	2,997	$32,222	59,539	$620,009
Shares repurchased	(435,195)	(5,038,895)	(2,946)	(33,469)	(95,114)	(1,013,907)
Shares converted from Class B to Class A	7,921	89,017	(8,423)	(89,017)	—	—
Dividends reinvested	20,292	234,169	—	—	3,397	36,756
Net decrease	(113,227)	$(1,304,398)	(8,372)	$(90,264)	(32,178)	$(357,142)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	366,046	$4,338,509	3,830,899	$45,173,569
Shares repurchased	(1,745,193)	(20,603,579)	(4,891,148)	(57,341,191)
Dividends reinvested	46,841	549,454	251,595	2,943,696
Net decrease	(1,332,306)	$(15,715,616)	(808,654)	$(9,223,926)

PACE Global Real Estate Securities Investments

For the six months ended January 31, 2011:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	68,279	$385,951	960	$4,995
Shares repurchased	(92,186)	(524,175)	(662)	(4,092)
Dividends reinvested	47,248	256,556	2,033	11,039
Net increase	23,341	$118,332	2,331	$11,942
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,206	$46,973	2,493,734	$14,266,400
Shares repurchased	(429)	(2,502)	(1,576,012)	(9,017,248)
Dividends reinvested	2,000	10,900	1,015,238	5,512,743
Net increase	9,777	$55,371	1,932,960	$10,761,895

For the year ended July 31, 2010:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	283,967	$1,491,573	2,860	$14,196
Shares repurchased	(254,559)	(1,343,395)	(1,174)	(6,091)
Dividends reinvested	52,970	269,088	2,443	12,410
Net increase	82,378	$417,266	4,129	$20,515
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	17,273	$93,233	4,722,449	$24,935,558
Shares repurchased	—	—	(2,835,106)	(14,855,925)
Dividends reinvested	869	4,423	1,120,076	5,690,179
Net increase	18,142	$97,656	3,007,419	$15,769,812

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Alternative Strategies Investments

For the six months ended January 31, 2011:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,783,812	$16,679,136	109,172	$990,699
Shares repurchased	(1,161,942)	(10,825,918)	(116,212)	(1,070,245)
Dividends reinvested	58,309	546,936	1,959	18,065
Net increase (decrease)	680,179	$6,400,154	(5,081)	$(61,481)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	11,887	$110,662	8,574,724	$80,370,320
Shares repurchased	(53,343)	(494,870)	(5,177,499)	(48,377,717)
Dividends reinvested	1,404	13,223	516,859	4,858,470
Net increase (decrease)	(40,052)	$(370,985)	3,914,084	$36,851,073

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,529,691	$23,129,053	—	$—	228,421	$2,039,743
Shares repurchased	(3,794,681)	(34,566,460)	(3,392)	(30,354)	(220,007)	(1,967,859)
Dividends reinvested	18,849	170,776	—	—	—	—
Net increase (decrease)	(1,246,141)	$(11,266,631)	(3,392)	$(30,354)	8,414	$71,884
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	313,777	$2,854,661	13,022,405	$119,119,763
Shares repurchased	(1,658,490)	(15,104,028)	(10,188,891)	(92,956,694)
Dividends reinvested	3,063	27,810	246,494	2,238,223
Net increase (decrease)	(1,341,650)	$(12,221,557)	3,080,008	$28,401,292

Redemption fees

Each class of each series of the Trust, with the exception of PACE Money Market Investments, will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectuses. This amount is paid to the applicable Portfolio. The redemption fees earned by the Portfolios are disclosed in the Statement of changes in net assets. For the six months ended January 31, 2011, redemption fees represent less than $0.005 per share.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The tax character of distributions paid during the fiscal year ended July 31, 2010 was as follows:

Portfolio	Tax-exempt income	Ordinary income	Long term realized capital gains	Return of capital
PACE Money Market Investments	$—	$54,050	$—	$—
PACE Government Securities Fixed Income Investments	—	36,810,388	5,636,347	—
PACE Intermediate Fixed Income Investments	—	15,576,758	—	—
PACE Strategic Fixed Income Investments	—	30,831,986	799,628	—
PACE Municipal Fixed Income Investments	10,048,679	10,260	—	—
PACE International Fixed Income Investments	—	30,716,473	—	1,050,578
PACE High Yield Investments	—	15,132,172	1,293,344	—
PACE Large Co Value Equity Investments	—	12,292,110	—	—
PACE Large Co Growth Equity Investments	—	4,319,077	—	—
PACE Small/Medium Co Value Equity Investments	—	848,966	—	—
PACE International Equity Investments	—	18,770,499	—	—
PACE International Emerging Markets Equity Investments	—	3,860,843	—	—
PACE Global Real Estate Securities Investments	—	6,163,150	—	—
PACE Alternative Strategies Investments	—	2,505,432	—	—

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending July 31, 2011.

At July 31, 2010, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized capital gains. These losses expire as follows:

	Expiration Dates
Portfolio	July 31, 2011	July 31, 2012	July 31, 2013	July 31, 2014	July 31, 2015	July 31, 2016	July 31, 2017	July 31, 2018	Total
PACE Money Market Investments	$—	$—	$—	$—	$—	$—	$—	$94	$94
PACE Intermediate Fixed Income Investments	1,504,703	7,849,781	—	3,023,333	1,958,404	—	—	3,551,093	17,887,314
PACE Municipal Fixed Income Investments	—	—	—	—	875,309	1,051,765	—	1,510,257	3,437,331
PACE International Fixed Income Investments	—	—	—	—	6,340,375	2,354,563	765,140	7,784,695	17,244,773
PACE Large Co Value Equity Investments	—	—	—	—	—	—	138,871,199	206,013,682	344,884,881
PACE Large Co Growth Equity Investments	—	—	—	—	—	—	58,515,117	180,552,929	239,068,046
PACE Small/Medium Co Value Equity Investments	—	—	—	—	—	—	36,465,774	57,096,822	93,562,596

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Expiration dates
Portfolio	July 31, 2011	July 31, 2012	July 31, 2013	July 31, 2014	July 31, 2015	July 31, 2016	July 31, 2017	July 31, 2018	Total
PACE Small/Medium Co Growth Equity Investments	$—	$—	$—	$—	$—	$—	$66,552,548	$23,945,611	$90,498,159
PACE International Equity Investments	—	—	—	—	—	—	75,160,153	214,851,703	290,011,856
PACE International Emerging Markets Equity Investments	—	—	—	—	—	—	14,417,167	38,090,311	52,507,478
PACE Global Real Estate Securities Investments	—	—	—	—	—	20,265	16,496,463	26,828,947	43,345,675
PACE Alternative Strategies Investments	—	—	—	—	—	—	35,871,690	88,910,660	124,782,350

During the fiscal year ended July 31, 2010, the following Portfolio utilized capital loss carryforwards to offset realized gains:

Portfolio	Capital loss carryforwards utilized
PACE High Yield Investments	$4,809,397

In accordance with US Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 2009. Such losses are treated for tax purposes as arising on August 1, 2010:

Portfolio	Capital losses	Foreign currency losses
PACE Intermediate Fixed Income Investments	$1,287,406	$—
PACE Municipal Fixed Income Investments	80,217	—
PACE International Fixed Income Investments	—	11,679,430
PACE High Yield Investments	—	898,991
PACE Small/Medium Co Value Equity Investments	—	210
PACE International Equity Investments	—	83,342
PACE International Emerging Markets Equity Investments	4,179,002	120,088
PACE Global Real Estate Securities Investments	3,766,809	52,000
PACE Alternative Strategies Investments	3,335,331	—

As of and during the period ended January 31, 2011, the Portfolios did not have any liabilities for any unrecognized tax positions. The Portfolios recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of operations. During the six months ended January 31, 2011, the Portfolios did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities.

PACE Select Advisors Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

In addition, PACE Money Market Investments discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Other tax information

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, PACE Money Market Investments designates 100% of its "qualified short-term gains" (as defined in Section 871(k)(2)(D)) related to the distribution made in December 2010 as short-term capital gain dividends.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements

(unaudited)

September 2010 Board Meeting

PACE International Emerging Markets Equity Investments: Delaware Management Company, Pzena Investment Management, L.L.C.

PACE International Equity Investments: JP Morgan Investment Management Inc.

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on September 15, 2010, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees") as defined in the Investment Company Act of 1940, as amended ("Investment Company Act"), considered and approved (1) a proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Delaware Management Company ("Delaware") and (2) a proposed sub-advisory agreement between UBS Global AM and Pzena Investment Management, L.L.C. ("Pzena"), each with respect to PACE International Emerging Markets Equity Investments (International Emerging Markets Portfolio) and (3) a proposed sub-advisory agreement between UBS Global AM and JP Morgan Investment Management Inc. ("JP Morgan") with respect to PACE International Equity Investments ("International Equity Portfolio") (each a "Sub-Advisory Agreement"). In considering the approval of the proposed Sub-Advisory Agreements, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board took note of its knowledge of UBS Global AM and the investment advisory and sub-advisory agreements for the other portfolios of the Trust, including the extensive materials the board had reviewed at its last annual contract reconsideration meeting for the Trust's portfolios in July 2010, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of the Trustees in considering approval of advisory and sub-advisory agreements. The board also received memoranda from UBS Global AM discussing UBS Global AM's reasons for recommending Delaware and Pzena as investment advisors for the International Emerging Markets Portfolio, and its reasons for recommending JP Morgan as an investment advisor for the International Equity Portfolio.

In its consideration of the approval of the Sub-Advisory Agreements, the board considered the following factors:

PACE International Equity Investments

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by JP Morgan to the International Equity Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending JP Morgan as an additional sub-adviser to the International Equity Portfolio, including its belief that JP Morgan's EAFE Opportunities Investment Strategy has the potential to improve risk-adjusted returns due to the complementary nature of the strategy versus the strategies of the Portfolio's current sub-advisers. It was noted that JP Morgan currently served as a sub-adviser to a sleeve of the International Equity Portfolio employing an "International Research Enhanced Index" strategy and that the arrangements being considered at the September 2010 board meeting related to a different strategy to be applied to a different segment of the International Equity Portfolio, to be established by adjusting the relative allocation of the International Equity Portfolio's assets to the sub-advisers. The board also received materials from JP Morgan detailing the sub-adviser's investment philosophy and met with representatives of JP Morgan, who discussed with the board their investment philosophies and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the International Equity Portfolio under the proposed Sub-Advisory Agreement.

Sub-Advisory fees—The board reviewed and considered the proposed contractual sub-advisory fees to be payable by UBS Global AM to JP Morgan in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by JP Morgan. The board noted that the proposed contractual sub-advisory fee was in

PACE Select Advisors Trust

Board approvals of sub-advisory agreements

(unaudited)

line with the sub-advisory fees paid to the International Equity Portfolio's current sub-advisers. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the International Equity Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered composite performance information provided by JP Morgan. The board also noted that, as JP Morgan would be a new sub-adviser to the International Equity Portfolio with respect to its EAFE Opportunities Investment Strategy, the current performance of the International Equity Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of UBS Global AM or its affiliates in providing services to the International Equity Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the International Equity Portfolio, and not by the International Equity Portfolio.

Economies of scale—The board noted that, as the sub-advisory fees for the Portfolio would be paid by UBS Global AM, not by the International Equity Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fees was not relevant.

Other benefits to JP Morgan—The board was informed by management that JP Morgan's relationship with the International Equity Portfolio would be limited to its provision of sub-advisory services to the International Equity Portfolio and that therefore management believed that JP Morgan would not receive tangible ancillary benefits as a result of its relationship with the International Equity Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the International Equity Portfolio (which would also potentially benefit the International Equity Portfolio). The board recognized that JP Morgan could receive intangible benefits from its association with the International Equity Portfolio, such as increased name recognition or publicity from being selected as a sub-adviser to the International Equity Portfolio after an extensive review process. Similarly, the International Equity Portfolio could benefit from having a sub-adviser with an established or well-regarded reputation. The board noted that affiliates of JP Morgan act as service providers to certain other funds and accounts managed by UBS Global AM.

In light of all of the foregoing, the board approved the Sub-Advisory Agreement for the International Equity Portfolio.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE International Emerging Markets Equity Investments

Nature, extent and quality of the services under the Sub-Advisory Agreements—The board's evaluation of the services to be provided by each of Delaware and Pzena to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending Delaware and Pzena as additional sub-advisers to the International Emerging Markets Portfolio, including its belief that the retention of Delaware and Pzena would add further diversification of investment styles to the International Emerging Markets Portfolio and complement the strategies employed by current sub-advisers to the International Emerging Markets Portfolio to improve the International Emerging Markets Portfolio's risk-adjusted return. The board also received materials from each of Delaware and Pzena detailing each sub-adviser's investment philosophy and met with their respective representatives, who discussed with the board their investment philosophies and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was

PACE Select Advisors Trust

Board approvals of sub-advisory agreements

(unaudited)

satisfied with the nature, extent and quality of services expected to be provided to the International Emerging Markets Portfolio under each proposed Sub-Advisory Agreement.

Sub-Advisory fees—The board reviewed and considered the proposed contractual sub-advisory fees to be payable by UBS Global AM to each of Delaware and Pzena in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by each. The board noted that the proposed contractual sub-advisory fee for Delaware was generally in line with the sub-advisory fees paid to the International Emerging Markets Portfolio's current sub-advisers. Although aggregate sub-advisory fees would be increasing, UBS Global AM was able to negotiate favorable terms with Pzena in comparison with Pzena's usual fee rates, due in large part to the fact that the International Emerging Markets Portfolio would be Pzena's first external mandate for its emerging markets value strategy. In addition, the board took note of the increasing level of fees for emerging markets advisory services generally. As with all PACE sub-advisory arrangements, UBS Global AM—and not the International Emerging Markets Portfolio—would pay the sub-advisory fees to Pzena and Delaware. The board determined that each proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the International Emerging Markets Portfolio under the relevant Sub-Advisory Agreement.

Fund performance—The board received and considered composite performance information provided by each of Delaware and Pzena. The board also noted that, as Delaware and Pzena would be new sub-advisers to the Portfolio, the current performance of the International Emerging Markets Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreements.

Advisor profitability—Profitability of UBS Global AM or its affiliates in providing services to the International Emerging Markets Portfolio was not a significant factor considered by the board, as each of the sub-advisory fees would be paid by UBS Global AM out of the management fee paid to it by the International Emerging Markets Portfolio, and not by the International Emerging Markets Portfolio.

Economies of scale—The board noted that, as the sub-advisory fees for the International Emerging Markets Portfolio would be paid by UBS Global AM, not by the International Emerging Markets Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fees was not relevant.

Other benefits to Delaware and Pzena—The board was informed by management that each of Delaware's and Pzena's relationship with the Portfolio would be limited to its provision of sub-advisory services to the International Emerging Markets Portfolio and that therefore management believed that Delaware and Pzena would not receive tangible ancillary benefits as a result of their relationship with the International Emerging Markets Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the International Emerging Markets Portfolio). The board recognized that Delaware and Pzena could each receive intangible benefits from their association with the International Emerging Markets Portfolio, such as increased name recognition or publicity from being selected as a sub-adviser to the Portfolio after an extensive review process. Similarly, the International Emerging Markets Portfolio could benefit from having a sub-adviser with an established or well-regarded reputation. It was noted that the board had gained some familiarity with Delaware through its service as a sub-adviser to another portfolio of the Trust, PACE Large Co Growth Equity Investments, since December 2007. Similarly, it was noted that the board had gained some familiarity with Pzena through its service as a sub-adviser to another portfolio of the Trust, PACE Large Co Value Equity Investments, since May 2008.

In light of all of the foregoing, the board approved the Sub-Advisory Agreements for the International Emerging Markets Portfolio.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S276

Money Market Funds

PACE® Money Market Investments

Semiannual Report
January 31, 2011

PACE Money Market Investments

March 17, 2011

Dear Shareholder,

Performance

For the six months ended January 31, 2011, the Portfolio returned 0.01%, before the deduction of the maximum PACE program fee. (The Portfolio declined 0.99%, after the deduction of the maximum PACE program fee, for the same six-month period.) Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 4. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Advisor's comments

While the US economy continued to expand, elevated unemployment levels caused the Federal Reserve Board (the "Fed") to maintain the federal funds rate at a historically low range of between 0% and 0.25% during the reporting period. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) As a result, the yields of the securities in

PACE Money
Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

PACE Money Market Investments

which the Portfolio invests remained extremely low, which consequently impacted the Portfolio's yield.

We tactically adjusted the Portfolio's weighted average maturity (or "WAM," which is the average duration of the securities in the portfolio) during the reporting period. At the start of the period, the Portfolio's WAM was 46 days. We then moved to extend it in order to generate incremental yield. Toward the end of the period, however, we reduced the Portfolio's WAM for liquidity purposes, given the re-escalation of the European sovereign debt crisis. As of January 31, 2011, the Portfolio's WAM was 45 days.

At the issuer level, we maintained a greater-than-usual level of diversification over the six-month period, investing in smaller positions with the goal of reducing risk and keeping the Portfolio highly liquid. As the economic environment improved, however, we slightly increased our single issuer exposure, typically purchasing up to 3% in single nongovernment issuers by the end of the reporting period. (The Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

In terms of securities, we slightly increased the Portfolio's exposure to repurchase agreements and short-term corporate obligations over the six-month period. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.) In contrast, we minimally decreased the Portfolio's exposure to commercial paper, certificates of deposit and US government and agency obligations.

On a final note—in response to revisions to the US Securities and Exchange Commission's ("SEC") rules governing money market funds, beginning on October 7, 2010, the Portfolio began disclosing, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life. Also, beginning January 31, 2011, the Portfolio began including a link on UBS's Web site to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP. This information is

2

PACE Money Market Investments

available on UBS's Web site at the following Internet address: www.ubs.com/usmoneymarketfundsholdings. This information will be updated monthly.

As always, we thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President, PACE Select Advisors Trust Managing Director, UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, PACE Money Market Investments Managing Director, UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended January 31, 2011. The views and opinions in this letter were current as of March 17, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice.

Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Portfolio's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Global Asset Management at 888-793 8637, or visit us on the Web at www.ubs.com/globalam-us.

3

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/11

	6 months	1 year	5 years	10 years
PACE Money Market Investments before deducting maximum PACE program fee[1]	0.01%	0.01%	2.23%	2.05%
PACE Money Market Investments after deducting maximum PACE program fee[1]	(0.99)%	(1.97)%	0.21%	0.03%
Lipper Money Market Funds median	0.01%	0.01%	2.20%	1.95%

For PACE Money Market Investments, average annual total returns for periods ended December 31, 2010, after deduction of the maximum PACE program fee, were as follows: 1-year period, (1.97)%; 5-year period, 0.27%; 10-year period, 0.07%.

For PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2011 was 0.01% (without maximum PACE program fee and after fee waivers and/or expense reimbursements; the yield was (0.58)% before fee waivers and/or expense reimbursements). With the maximum PACE program fee, the 7-day current yield was (1.99)% after fee waivers and/or expense reimbursements; the yield was (2.58)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  The maximum annual PACE program fee is 2% of the value of PACE assets. Prior to June 14, 2010, the maximum annual PACE program fee was 1.5% of the value of PACE assets; however, the current maximum annual PACE program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns shown above.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No Bank guarantee.

4

PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2010 to January 31, 2011.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

5

PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value August 1, 2010	Ending account value January 31, 2011	Expenses paid during period[1] 08/01/10 to 01/31/11	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$1.41	0.28%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.79	1.43	0.28

1  Expenses are equal to the Portfolio's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

6

PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/11
Net assets (mm)	$347.2
Number of holdings	92
Weighted average maturity	45 days
Portfolio composition[1]	01/31/11
Commercial paper	39.8%
US government and agency obligations	25.2
Certificates of deposit	17.3
Repurchase agreements	15.2
Short-term corporate obligations	2.3
Other assets less liabilities	0.2
Total	100.0%
Top 10 holdings[1]	01/31/11
Repurchase agreement with Deutsche Bank Securities, 0.210% due 02/01/11	15.0%
Federal National Mortgage Association, 0.350% due 04/26/11	1.7
American Honda Finance Corp., 0.291% due to 02/04/11	1.4
Bank of Montreal, 0.230% due 03/01/11	1.4
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.300% due 04/13/11	1.4
National Bank of Canada, 0.270% due 04/12/11	1.4
Natixis US Finance Co. LLC, 0.250% due 02/01/11	1.4
Societe Generale N.A., Inc., 0.170% due 02/01/11	1.4
Danske Corp., 0.270% due 02/04/11	1.4
Bryant Park Funding LLC, 0.220% due 02/07/11	1.4
Total	27.9%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2011. The Portfolio is actively managed and its composition will vary over time.

7

PACE Money Market Investments

Statement of net assets—January 31, 2011
(unaudited)

Security description	Face amount	Value
US government and agency obligations—25.20%
Federal Farm Credit Bank
0.230%, due 11/08/11[1]	$3,000,000	$2,994,634
Federal Home Loan Bank
0.370%, due 02/22/11[1]	2,000,000	1,999,568
0.210%, due 03/14/11	4,000,000	3,999,904
0.300%, due 03/15/11[2]	3,000,000	3,000,000
0.270%, due 03/30/11[2]	4,500,000	4,500,000
0.280%, due 04/12/11[2]	3,500,000	3,500,000
0.440%, due 04/19/11[1]	2,000,000	1,998,118
0.200%, due 05/13/11[1]	5,000,000	4,997,195
0.500%, due 05/17/11[1]	2,000,000	1,997,083
0.580%, due 05/27/11	2,000,000	2,000,000
Federal Home Loan Mortgage Corp.*
0.210%, due 02/14/11[1]	3,000,000	2,999,773
0.230%, due 04/05/11[1]	3,000,000	2,998,793
0.330%, due 05/02/11[1]	4,000,000	3,996,700
0.300%, due 05/16/11[1]	4,000,000	3,996,533
0.230%, due 08/23/11[1]	5,000,000	4,993,515
Federal National Mortgage Association*
0.350%, due 04/26/11[1]	6,000,000	5,995,100
0.410%, due 07/06/11[1]	4,000,000	3,992,939
0.290%, due 08/08/11[1]	2,000,000	1,996,971
0.210%, due 09/01/11[1]	4,000,000	3,995,053
US Treasury Bills
0.125%, due 02/17/11[1]	5,000,000	4,999,722
0.186%, due 02/24/11[1]	2,000,000	1,999,762
0.135%, due 03/24/11[1]	3,000,000	2,999,426
0.190%, due 05/26/11[1]	4,000,000	3,997,593
0.295%, due 07/28/11[1]	2,000,000	1,997,099
US Treasury Notes
4.875%, due 04/30/11	2,500,000	2,527,668
0.875%, due 05/31/11	3,000,000	3,006,890
Total US government and agency obligations (cost—$87,480,039)		87,480,039

8

PACE Money Market Investments

Statement of net assets—January 31, 2011
(unaudited)

Security description	Face amount	Value
Certificates of deposit—17.35%
Banking-non-US—17.35%
Abbey National Treasury Services PLC
0.453%, due 04/18/11[2]	$3,500,000	$3,500,000
Bank of Montreal
0.230%, due 03/01/11	5,000,000	5,000,000
Bank of Nova Scotia
0.280%, due 02/01/11[2]	1,500,000	1,500,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.280%, due 02/03/11	1,000,000	1,000,000
0.280%, due 02/10/11	3,000,000	3,000,000
0.300%, due 04/13/11	5,000,000	5,000,000
BNP Paribas SA
0.453%, due 04/15/11[2]	1,750,000	1,750,000
Credit Agricole CIB
0.290%, due 04/01/11	3,000,000	3,000,000
Lloyds TSB Bank PLC
0.503%, due 04/19/11[2]	3,500,000	3,500,000
Mizuho Corporate Bank Ltd.
0.270%, due 02/22/11	3,000,000	3,000,000
National Australia Bank Ltd.
0.321%, due 02/10/11[2]	500,000	500,000
0.323%, due 04/19/11[2]	750,000	749,889
National Bank of Canada
0.270%, due 04/12/11	5,000,000	5,000,000
Natixis
0.320%, due 02/03/11	3,000,000	3,000,000
Nordea Bank Finland
0.250%, due 02/02/11	3,000,000	3,000,000
0.280%, due 03/17/11	3,000,000	3,000,000
Rabobank Nederland N.V.
0.341%, due 02/18/11[2]	1,000,000	1,000,000
0.270%, due 03/09/11	3,000,000	3,000,000
Royal Bank of Canada
0.350%, due 02/01/11[2]	1,500,000	1,500,000

9

PACE Money Market Investments

Statement of net assets—January 31, 2011
(unaudited)

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Royal Bank of Scotland PLC
0.453%, due 04/25/11[2]	$3,500,000	$3,500,000
Sumitomo Mitsui Banking Corp.
0.300%, due 03/14/11	4,000,000	4,000,000
Westpac Banking Corp.
0.360%, due 02/01/11[2]	1,750,000	1,750,000
Total certificates of deposit (cost—$60,249,889)		60,249,889
Commercial paper[1]—39.77%
Asset backed-banking—1.73%
Atlantis One Funding
0.260%, due 02/03/11	2,000,000	1,999,971
0.270%, due 04/29/11	4,000,000	3,997,390
		5,997,361
Asset backed-miscellaneous—15.55%
Atlantic Asset Securitization LLC
0.280%, due 04/04/11	5,000,000	4,997,589
Bryant Park Funding LLC
0.220%, due 02/07/11	5,000,000	4,999,817
Fairway Finance Co. LLC
0.260%, due 02/08/11	5,000,000	4,999,747
Falcon Asset Securitization Corp.
0.240%, due 02/03/11	4,000,000	3,999,947
0.230%, due 02/16/11	3,000,000	2,999,712
0.230%, due 03/01/11	3,000,000	2,999,463
Liberty Street Funding LLC
0.240%, due 02/01/11	3,000,000	3,000,000
Market Street Funding LLC
0.280%, due 02/22/11	3,000,000	2,999,510
Old Line Funding Corp.
0.270%, due 03/10/11	3,000,000	2,999,167
0.270%, due 03/21/11	3,000,000	2,998,920
Salisbury Receivables Co. LLC
0.240%, due 02/11/11	5,000,000	4,999,667

10

PACE Money Market Investments

Statement of net assets—January 31, 2011
(unaudited)

Security description	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(concluded)
Sheffield Receivables Corp.
0.270%, due 03/04/11	$2,000,000	$1,999,535
Thames Asset Global Securitization No. 1
0.240%, due 02/14/11	5,000,000	4,999,567
Thunderbay Funding
0.270%, due 02/07/11	5,000,000	4,999,775
		53,992,416
Asset backed-securities—1.73%
Grampian Funding LLC
0.290%, due 03/22/11	3,000,000	2,998,816
0.320%, due 05/03/11	3,000,000	2,997,573
		5,996,389
Banking-non-US—3.02%
ANZ National International Ltd.
0.330%, due 05/09/11	1,000,000	999,111
Commonwealth Bank of Australia
0.341%, due 02/07/11[2,3]	1,000,000	999,930
Credit Suisse First Boston
0.260%, due 02/18/11	3,000,000	2,999,632
Dnb NOR ASA
0.290%, due 04/06/11	3,000,000	2,998,453
Westpac Securities NZ Ltd.
0.350%, due 02/01/11[2,3]	2,500,000	2,500,000
		10,497,126
Banking-US—13.42%
Barclays US Funding Corp.
0.290%, due 02/01/11	3,000,000	3,000,000
0.280%, due 02/07/11	2,000,000	1,999,907
BNP Paribas Finance
0.540%, due 02/04/11	3,000,000	2,999,865
0.330%, due 04/25/11	3,000,000	2,997,718
Danske Corp.
0.270%, due 02/04/11	5,000,000	4,999,887

11

PACE Money Market Investments

Statement of net assets—January 31, 2011
(unaudited)

Security description	Face amount	Value
Commercial paper[1]—(concluded)
Banking-US—(concluded)
Deutsche Bank Financial LLC
0.260%, due 02/04/11	$3,000,000	$2,999,935
0.300%, due 04/18/11	3,000,000	2,998,100
0.340%, due 05/18/11	3,100,000	3,096,897
ING (US) Funding LLC
0.240%, due 02/07/11	5,000,000	4,999,800
0.560%, due 02/11/11	3,000,000	2,999,533
Natixis US Finance Co. LLC
0.250%, due 02/01/11	5,000,000	5,000,000
Societe Generale N.A., Inc.
0.170%, due 02/01/11	5,000,000	5,000,000
0.410%, due 04/07/11	3,500,000	3,497,409
		46,589,051
Finance-captive automotive—2.88%
Toyota Motor Credit Corp.
0.340%, due 02/24/11	2,000,000	1,999,566
0.230%, due 02/28/11	3,000,000	2,999,482
0.320%, due 03/03/11	5,000,000	4,998,667
		9,997,715
Insurance-life—1.44%
Axa Financial, Inc.
0.230%, due 02/07/11	5,000,000	4,999,808
Total commercial paper (cost—$138,069,866)		138,069,866
Short-term corporate obligations—2.30%
Automotive OEM—1.44%
American Honda Finance Corp.
0.291%, due 02/04/11[2,3]	5,000,000	5,000,134
Supranational—0.86%
European Investment Bank
0.400%, due 03/24/11[1]	3,000,000	2,998,300
Total short-term corporate obligations (cost—$7,998,434)		7,998,434

12

PACE Money Market Investments

Statement of net assets—January 31, 2011
(unaudited)

Security description	Face amount	Value
Repurchase agreements—15.20%
Repurchase agreement dated 01/31/11 with Deutsche Bank Securities, 0.210% due 02/01/11, collateralized by $35,982,000 Federal Home Loan Mortgage Corp. obligations, 3.750% due 06/28/13 and $12,617,000 Federal National Mortgage Association obligations, 5.000% due 05/11/17; (value—$53,040,099); proceeds: $52,000,303	$52,000,000	$52,000,000
Repurchase agreement dated 01/31/11 with State Street Bank & Trust Co., 0.010% due 02/01/11, collateralized by $770,814 US Treasury Notes, 2.000% due 01/31/16; (value—$771,778); proceeds: $756,000	756,000	756,000
Total repurchase agreements (cost—$52,756,000)		52,756,000
Total investments (cost—$346,554,228 which approximates cost for federal income tax purposes)—99.82%		346,554,228
Other assets in excess of liabilities—0.18%		613,063
Net assets (applicable to 347,168,959 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$347,167,291

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase.

2  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2011 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 2.45% of net assets as of January 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

OEM  Original Equipment Manufacturer

13

PACE Money Market Investments

Statement of net assets—January 31, 2011
(unaudited)

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the six months ended 01/31/11	Sales during the six months ended 01/31/11	Value at 01/31/11	Net income earned from affiliate for the six months ended 01/31/11
UBS Private Money Market Fund LLC	$—	$2,040,000	$2,040,000	$—	$50

The following is a summary of the fair valuations according to the inputs used as of January 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$87,480,039	$—	$87,480,039
Certificates of deposit	—	60,249,889	—	60,249,889
Commercial paper	—	138,069,866	—	138,069,866
Short-term corporate obligations	—	7,998,434	—	7,998,434
Repurchase agreements	—	52,756,000	—	52,756,000
Total	$—	$346,554,228	$—	$346,554,228

At January 31, 2011, there were no transfers between Level 1 and Level 2.

14

PACE Money Market Investments

Statement of net assets—January 31, 2011
(unaudited)

Issuer breakdown by country of origin

Percentage of total investments
United States	75.7%
Japan	7.5
Canada	3.8
United Kingdom	3.0
France	2.2
Australia	1.9
Finland	1.7
Netherlands	1.2
Switzerland	0.9
Norway	0.9
Luxembourg	0.9
New Zealand	0.3
Total	100.0%

Weighted average maturity—45 days

See accompanying notes to financial statements
15

PACE Money Market Investments

Statement of operations

For the six months ended January 31, 2011 (unaudited)
Investment income:
Interest	$542,965
Affiliated securities lending income	50
543,015
Expenses:
Transfer agency and related services fees	808,205
Investment management and administration fees	660,314
Reports and notices to shareholders	114,424
Professional fees	42,845
Custody and accounting fees	25,449
State registration fees	19,425
Trustees' fees	9,358
Insurance expense	5,516
Other expenses	6,808
1,692,344
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(1,168,226)
Net expenses	524,118
Net investment income	18,897
Net realized loss	(24)
Net increase in net assets resulting from operations	$18,873

See accompanying notes to financial statements
16

PACE Money Market Investments

Statement of changes in net assets

	For the six months ended January 31, 2011 (unaudited)	For the year ended July 31, 2010
From operations:
Net investment income	$18,897	$43,561
Net realized losses	(24)	(94)
Net increase in net assets resulting from operations	18,873	43,467
Dividends and distributions to shareholders from:
Net investment income	(18,897)	(43,561)
Net realized gains	(1,389)	(10,489)
Total dividends and distributions to shareholders	(20,286)	(54,050)
From beneficial interest transactions:
Net decrease in net assets from beneficial interest transactions	(39,048,494)	(143,730,728)
Net decrease in net assets	(39,049,907)	(143,741,311)
Net assets:
Beginning of period	386,217,198	529,958,509
End of period	$347,167,291	$386,217,198
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
17

PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Six months ended January 31, 2011	Years ended July 31,
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.008	0.033	0.048	0.038
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)	(0.048)	(0.038)
Distributions from net realized gains	(0.000)[1]	(0.000)[1]	(0.000)[1]	—	—	—
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)	(0.048)	(0.038)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.81%	3.40%	4.86%	3.89%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.90%[3]	0.90%	0.89%	0.93%	0.92%	0.99%
Expenses after fee waivers and/or expense reimbursements by manager	0.28%[3]	0.27%	0.59%	0.60%	0.60%	0.60%
Net investment income	0.01%[3]	0.01%	0.78%	3.27%	4.75%	3.89%
Supplemental data:
Net assets, end of period (000's)	$347,167	$386,217	$529,959	$523,243	$408,562	$342,573

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Annualized.

18

See accompanying notes to financial statements
19

PACE Money Market Investments

Notes to financial statements (unaudited)

Organization and significant accounting policies—PACE Money Market Investments (the "Portfolio") is a diversified portfolio of PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

Effective November 22, 2010, the names of the Trust and the Portfolio have been changed as indicated below:

Former name	Current name
UBS PACE® Select Advisors Trust	PACE® Select Advisors Trust

UBS PACE® Money Market Investments	PACE® Money Market Investments

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

20

PACE Money Market Investments

Notes to financial statements (unaudited)

The Financial Accounting Standard Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Portfolio's Statement of net assets.

In January 2010, FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and

21

PACE Money Market Investments

Notes to financial statements (unaudited)

valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. Management is currently evaluating the impact that adoption of the remaining portion of ASU No. 2010-06 may have on the Portfolio's financial statement disclosures.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

22

PACE Money Market Investments

Notes to financial statements (unaudited)

The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates—The Portfolio's Board of Trustees has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the

23

PACE Money Market Investments

Notes to financial statements (unaudited)

Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At January 31, 2011, the Portfolio is owed $86,761 from UBS Global AM, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding dividend expense, borrowing costs and interest expense, if any) through November 28, 2011 at a level not to exceed 0.60%. The Portfolio will make a payment to UBS Global AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

At January 31, 2011, the Portfolio had fee waivers/expense reimbursements subject to repayment and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2011	Expires July 31, 2012	Expires July 31, 2013	Expires July 31, 2014
$4,979,441	$1,426,962	$1,729,334	$1,262,723	$560,422

Additionally, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. For the six months ended January 31, 2011, UBS Global AM voluntarily waived and/or reimbursed expenses of $607,804 for that purpose.

24

PACE Money Market Investments

Notes to financial statements (unaudited)

For the six months ended January 31, 2011, UBS Global AM waived fees/reimbursed expenses, in total, of $1,168,226.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the six months ended January 31, 2011, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $105,874,565. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

For the six months ended January 31, 2011, UBS Financial Services, Inc. received from BNY Mellon, not the Portfolio, $401,366 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

25

PACE Money Market Investments

Notes to financial statements (unaudited)

Securities lending

The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolio's lending agent. At January 31, 2011, the Portfolio did not have any securities on loan.

Other liabilities and components of net assets

At January 31, 2011, the Portfolio had the following liabilities outstanding:

Payable for shares of beneficial interest repurchased	$1,328,146
Dividends payable to shareholders	1,271
Other accrued expenses*	376,574

* Excludes investment management and administration fees.

At January 31, 2011, the components of net assets were as follows:

Accumulated paid in capital	$347,168,798
Accumulated net realized loss	(1,507)
Net assets	$347,167,291

26

PACE Money Market Investments

Notes to financial statements (unaudited)

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the six months ended January 31, 2011	For the year ended July 31, 2010
Shares sold	163,466,892	409,092,964
Shares repurchased	(202,526,686)	(552,857,220)
Dividends reinvested	11,300	33,528
Net decrease in shares outstanding	(39,048,494)	(143,730,728)

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the six months ended January 31, 2011 and the fiscal year ended July 31, 2010 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Portfolio's fiscal year ending July 31, 2011.

As of and during the period ended January 31, 2011, the Portfolio did not have any liabilities for any unrecognized tax positions. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period ended January 31, 2011, the Portfolio did not incur any interest or penalties.

27

PACE Money Market Investments

Notes to financial statements (unaudited)

Each of the tax years in the four year period ended July 31, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities.

28

PACE Money Market Investments

General information (Unaudited)

Quarterly Form N-Q portfolio schedule

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/ usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Other tax information

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, PACE Money Market Investments designates 100% of its "qualified short-term gains" (as defined in Section 871(k)(2)(D)) related to the distribution made in December 2010 as short-term capital gain dividends.

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Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer

Mark F. Kemper Vice President and Secretary	Robert Sabatino Vice President

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© 2011 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S097

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)          Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)                (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)                (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 11, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	April 11, 2011